UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                   FORM N-CSR

                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07257

                       SEI INSTITUTIONAL INVESTMENTS TRUST
               (Exact name of registrant as specified in charter)

                                    --------


                               C/O CT CORPORATION
                                 101 FEDERAL ST.
                                BOSTON, MA 02110

               (Address of principal executive offices) (Zip code)

                               C/O CT CORPORATION
                                 101 FEDERAL ST.
                                BOSTON, MA 02110

                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-342-5734

                      DATE OF FISCAL YEAR END: MAY 31, 2006

                     DATE OF REPORTING PERIOD: MAY 31, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.


SEI  New ways.
     New answers.(R)





SEI Institutional Investments Trust


Annual Report as of May 31, 2006



Large Cap Fund

Large Cap Disciplined Equity Fund

Large Cap Diversified Alpha Fund

Large Cap Index Fund

Small Cap Fund

Small/Mid Cap Equity Fund

Core Fixed Income Fund

Long Duration Fund

Extended Duration Fund

High Yield Bond Fund

International Equity Fund

World Equity Ex-US Fund

Emerging Markets Debt Fund

TABLE OF CONTENTS



--------------------------------------------------------------------------------

Management's Discussion and Analysis of Fund Performance                       1
--------------------------------------------------------------------------------
Statements of Net Assets/Schedules of Investments                             11
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                         185
--------------------------------------------------------------------------------
Statements of Operations                                                     186
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                          188
--------------------------------------------------------------------------------
Financial Highlights                                                         192
--------------------------------------------------------------------------------
Notes to Financial Statements                                                194
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                      207
--------------------------------------------------------------------------------
Trustees and Officers of the Trust                                           208
--------------------------------------------------------------------------------
Disclosure of Fund Expenses                                                  212
--------------------------------------------------------------------------------
Board of Trustees Considerations in Approving the Advisory
and Sub-Advisory Agreements                                                  214
--------------------------------------------------------------------------------
Notice to Shareholders                                                       217
--------------------------------------------------------------------------------






The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission's website at http://www.sec.gov.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2006


Large Cap Fund


Objective

The Large Cap Fund (the "Fund") seeks to provide long-term growth of capital and income.

Strategy

The Fund employs a multi-manager structure to gain exposure to the entire large cap sector, adding value through stock selection while controlling risk in the form of capitalization and economic sector exposures. The Fund is jointly sub-advised by eight investment managers. Assets of the Fund are allocated among its sub-advisers, each of which has responsibility for stock selection for its respective assets under management.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, advanced more than 9% for the fiscal year ended May 31, 2006, as the market had a fairly steady ascent through April 2006 before dropping in the last couple weeks of May 2006. Strong earnings reports in the summer of 2005 pushed the market higher at the start of the fiscal period. Hurricanes Katrina and Rita caused a pause in the rally as investors contemplated the impact of higher energy prices. Steady growth, continued positive earnings reports, and expectations that the Fed was close to the end of its interest rate tightening cycle drove steady gains until April. However, new Federal Reserve Chairman Ben Bernanke rattled the markets as he indicated that fighting inflation was a higher priority than promoting growth. Equity markets subsequently sold off during the last two weeks of the fiscal year.

For the fiscal period, the energy and materials sectors led the way, returning 27% and 18% respectively. Both benefited from rising commodity prices and higher global demand. Information technology and consumer discretionary stocks were flat for the period as some of the big tech companies such as Dell, Intel and Microsoft registered double-digit declines. Smaller cap stocks outpaced large cap stocks, while value stocks outperformed growth stocks; both extending multi-year trends.

The Fund outperformed the large cap market for the fiscal year ended May 31, 2006. The Fund outperformed its benchmark with a return of 10.87% for the fiscal year ended May 31, 2006. The Fund's benchmark, the Russell 1000 Index, returned 9.38%. Delaware Management Company, Aronson + Johnson + Ortiz L.P., and LSV Asset Management were the best performing managers in the Fund. Strong stock selection within information and financial sectors added to performance. Overall stock selection across all sectors was positive, with the exception of consumer discretionary and utilities. In addition, the Fund's overweight to the best performing energy sector contributed to out-performance. During the year, the Fund improved its overall structure with the addition of Enhanced Investment Technologies, LLC (Intech) and Quantitative Management Associates LLC.

Large Cap Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                    Annualized     Annualized     Annualized
                       One Year         3 Year         5 Year      Inception
                         Return         Return         Return        to Date
--------------------------------------------------------------------------------
Large Cap Fund,
Class A                  10.87%         12.68%          2.21%          8.22%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class A, versus the Russell 1000 Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                          Large Cap Fund,            Russell
                              Class A               1000 Index
6/14/96                      $100,000               $100,000
5/31/97                       128,245                127,140
5/31/98                       171,027                166,185
5/31/99                       204,207                199,937
5/31/00                       222,789                223,849
5/31/01                       197,080                199,741
5/31/02                       168,779                173,095
5/31/03                       153,623                159,750
5/31/04                       181,843                189,958
5/31/05                       198,245                207,852
5/31/06                       219,794                227,349



1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006             1

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2006


Large Cap Disciplined Equity Fund


Objective

The Large Cap Disciplined Equity Fund (the "Fund") seeks to provide long-term growth of capital.

Strategy

The Fund seeks to exceed the total return of the S&P 500 Index with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index. The Fund may also invest in other equity securities and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund also employs overlay strategies for return enhancement and alpha source diversification. The Fund uses a multi-manager approach, with five sub-advisers offering different investment philosophies to manage portions of the Fund's portfolio. All of the sub-advisers employ rigorous risk-control processes in order to manage relative risk against the benchmark.

Analysis

The U.S. equity market, as measured by the Russell 1000 Index, advanced more than 9% for the fiscal year ended May 31, 2006, as the market had a fairly steady ascent through April 2006 before dropping in the last couple weeks of May 2006. Strong earnings reports in the summer of 2005 pushed the market higher at the start of the fiscal period. Hurricanes Katrina and Rita caused a pause in the rally as investors contemplated the impact of higher energy prices. Steady growth, continued positive earnings reports, and expectations that the Fed was close to the end of its interest rate tightening cycle, drove steady gains until April. However, new Federal Reserve Chairman Ben Bernanke rattled the markets as he indicated that fighting inflation was a higher priority than promoting growth. Equity markets subsequently sold off during the last two weeks of the fiscal year.

For the fiscal period, the energy and materials sectors led the way, returning 27% and 18% respectively. Both benefited from rising commodity prices and higher global demand. Information technology was flat for the period as some of the big tech companies such as Dell, Intel and Microsoft registered double-digit declines. Smaller cap stocks outpaced large cap stocks, while value stocks outperformed growth stocks; both extending multi-year trends.

The Fund outperformed the large cap market for the fiscal year ended May 31, 2006. The Fund outperformed its benchmark with a return of 9.33% for the fiscal year ended May 31, 2006. The Fund's benchmark, the S&P 500 Composite Index, returned 8.64%. Most of the Fund's sub-advisers outperformed during the fiscal year, led by Enhanced Investment Technologies, LLC (Intech), Quantitative Management Associates LLC, Smith Breeden Associates, Inc., and Analytic Investors, Inc. The Fund's tilt toward stocks with attractive valuations, good price momentum and positive earnings revisions added to returns. In addition, positive alpha within U.S. fixed income was transported on top of equity market returns. During the fiscal year, the Fund removed sub-advisers Barclays Global Fund Advisors and Bridgewater Associates, Inc. and added Smith Breeden Associates, Inc. and AlphaSimplex Group, LLC.

Large Cap Disciplined Equity Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                                                  Annualized
                                                     One Year      Inception
                                                       Return        to Date
--------------------------------------------------------------------------------
Large Cap Disciplined Equity Fund,
Class A                                                 9.33%         11.94%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the Large Cap Disciplined Equity Fund, Class A, versus the S&P 500

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                      Large Cap Disciplined
                            Equity Fund,               S&P 500
                              Class A              Composite Index
8/28/03                      $100,000                 $100,000
5/31/04                       113,235                  114,353
5/31/05                       124,853                  123,776
5/31/06                       136,502                  134,470



1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 8/28/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
2             SEI Institutional Investments Trust / Annual Report / May 31, 2006

Large Cap Index Fund


Objective

The Large Cap Index Fund (the "Fund") seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Russell 1000 Index (the "Index").

Strategy

The Fund attempts to match the performance of the widely followed Index by replicating its composition in full. Deviation of performance between the Fund and the Index, measured by tracking error, is typically attributable to trading costs and cash reserves held for liquidity needs. The presence of cash in the Fund may result in underperformance relative to the Index in rising markets, and out-performance in declining markets. To mitigate these effects, the Fund may use stock index futures to hedge its cash position. Futures contracts enable the Fund to maintain exposure to the market with reduced trading expenses, since the cost of the futures contracts is relatively nominal. The value of the stock index futures held by the Fund may not exceed 20% of the Fund's assets.

Analysis

The Fund performed generally in line with its benchmark with a return of 9.34% for the fiscal year ended May 31, 2006. The Fund's benchmark, the Russell 1000 Index, returned 9.38%. The U.S. equity market, as measured by the Russell 1000 Index, advanced more than 9% for the fiscal year ended May 31, 2006, as the market had a fairly steady ascent through April 2006 before dropping in the last couple weeks of May 2006. Strong earnings reports in the summer of 2005 pushed the market higher at the start of the fiscal period. Hurricanes Katrina and Rita caused a pause in the rally as investors contemplated the impact of higher energy prices. Steady growth, continued positive earnings reports, and expectations that the Fed was close to the end of its interest rate tightening cycle drove steady gains until April. However, new Federal Reserve Chairman Ben Bernanke rattled the markets as he indicated that fighting inflation was a higher priority than promoting growth. Equity markets subsequently sold off in the last two weeks of the fiscal year.

For the fiscal period, the energy and materials sectors led the way, returning 27% and 18% respectively. Both benefited from rising commodity prices and higher global demand. Information technology and consumer discretionary stocks were flat for the period as some of the big tech companies such as Dell, Intel, and Microsoft registered double-digit declines. Smaller cap stocks outpaced large cap stocks, while value stocks outperformed growth stocks; both extending multi-year trends.

The cash flows and transaction costs were the main contributors to the underperformance. However, the Fund's performance was in line with expectations. During the period, SSgA Funds Management, Inc. replaced Barclays Global Fund Advisors as the sub-adviser to the Fund.

Large Cap Index Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                                   Annualized     Annualized
                                      One Year     Three Year      Inception
                                        Return         Return        to Date
--------------------------------------------------------------------------------
Large Cap Index Fund,
Class A                                  9.34%         12.36%          4.93%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the Large Cap Index Fund, Class A, versus the Russell 1000 Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                               Large Cap
                              Index Fund,           Russell
                                Class A           1000 Index
4/1/02                         $100,000            $100,000
5/31/02                          93,404              93,440
5/31/03                          86,128              86,236
5/31/04                         102,243             102,543
5/31/05                         111,741             112,203
5/31/06                         122,177             122,728



1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 4/1/02. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006             3

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2006


Small Cap Fund


Changes to Portfolio

April 2006 saw the inception of Los Angeles Capital Management and Equity Research, Inc.'s Russell 2000 mandate in the SIIT Small Cap Fund (the "Fund"). The manager, new to SEI's small cap mandates, brings a diversifying source of excess returns to the Fund. Los Angeles Capital Management and Equity Research, Inc. provides broad coverage over the investment universe by applying disciplined processes in which various factor tilts, chosen based on the current market environment, are applied to its portfolio. They also use strict portfolio construction technology to avoid unnecessary risk.

Analysis

The equity bull market continued through May 2006 for both the broad and domestic small cap markets, returning 18.24% for the Russell 2000 Index. Style dispersion was low, as both the growth and value Russell Small Cap indexes had similar returns over the period. Materials stocks had the best performance of any sector for the year due to rising commodity prices and businesses' increased capital expenditures. M&A activity in the telecommunications sector generated high returns for that sector as well. The energy sector's success continued through the end of 2005, but slowed year to date in 2006. Worries of continued Fed tightening have impaired the performance of both financials and consumer discretionary stocks, as investors reigned in their desire to spend and responded to higher input prices. The health care sector was the laggard over the period, as many stock-specific stories of delayed FDA approvals or rejections for biotech and pharmaceutical companies hurt the sector in aggregate.

The Fund performed well for the fiscal year ended May 31, 2006. The Fund outperformed its benchmark with a return of 18.93% for the fiscal year ended May 31, 2006. The Fund's benchmark, the Russell 2000 Index returned 18.24%. Both stock selection and industry positioning contributed to the return. Stock selection in and an overweight to the outperforming energy sector, due mostly to Wellington Management Company, LLP, provided an advantage to the Fund. Stock selection in real estate also considerably added to performance through the dedicated REIT manager, Security Capital Research and Management Incorporated. An underweight to banks at the Fund level also boosted returns. Specific stock picking in the industrials sector helped with the Fund's performance, though an underweight to the area somewhat mitigated returns. In particular, LSV Asset Management had a good showing in the capital goods area. Stock selection in the semiconductor industry, mainly attributable to Mazama Capital Management, Inc., detracted somewhat from the Fund's returns. Finally, an underweight to the best performing sector of the year -- materials -- as well as inferior stock selection in the area lessened the Fund's returns.

The Fund is positioned to capture the opportunities in the small cap area of the market under a variety of market conditions. To this end, the Fund targets a style-neutral position relative to the Russell 2000 Index, in order to control unnecessary risks and put the focus on stock selection by the specialist sub-advisers.

Small Cap Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                    Annualized     Annualized     Annualized
                       One Year         3 Year         5 Year      Inception
                         Return         Return         Return        to Date
--------------------------------------------------------------------------------
Small Cap Fund,
Class A                  18.93%         19.83%          9.23%         10.31%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the Small Cap Fund, Class A, versus the Russell 2000 Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                              Small Cap               Russell
                            Fund, Class A           2000 Index
6/14/96                        $100,000              $100,000
5/31/97                         109,193               108,245
5/31/98                         138,326               131,326
5/31/99                         130,289               127,706
5/31/00                         157,728               140,362
5/31/01                         170,962               148,348
5/31/02                         165,850               147,607
5/31/03                         154,522               135,532
5/31/04                         203,599               176,585
5/31/05                         223,572               193,926
5/31/06                         265,894               229,298

1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
4             SEI Institutional Investments Trust / Annual Report / May 31, 2006

Small/Mid Cap Equity Fund


Changes to Portfolio

April 2006 saw the inception of Los Angeles Capital Management and Equity Research, Inc.'s Russell 2500 mandate in the SIIT Small/Mid Cap Equity Fund (the "Fund"). The manager, new to SEI's small cap mandates, brings a diversifying source of excess returns to the Fund. Los Angeles Capital Management and Equity Research, Inc. provides broad coverage over the investment universe by applying disciplined processes in which various factor tilts, chosen based on the current market environment, are applied to its portfolio. The manager also uses strict portfolio construction technology to avoid unnecessary risk.

Analysis

The equity bull market continued through May 2006 for both the broad and domestic small cap markets returning 17.11% for the Russell 2500 Index. The growth Russell Small/Mid Cap Index outpaced the corresponding value index for the period. Industrial stocks had the best performance of any sector for the year due to businesses' increased capital expenditures on reconstruction and heavy machinery and equipment. M&A activity in the telecommunications sector generated high returns for that sector as well. The energy sector's success continued through 2005, but slowed year to date in 2006. Worries of continued Fed tightening have impaired the performance of both financials and consumer discretionary stocks, as investors reigned in their desire to spend. The health care sector had the only negative return for the period, as many stock-specific stories of delayed FDA approvals or rejections for biotech and pharmaceutical companies hurt the sector in aggregate.

The Fund performed well for the fiscal year ended May 31, 2006. The Fund outperformed its benchmark with a return of 17.51% for the fiscal year ended May 31, 2006. The Fund's benchmark, the Russell 2500 Index, returned 17.11%. Both stock selection and industry positioning contributed to return. The Fund added significant return in the financials sector. Stock selection afforded an advantage to the Fund in both the diversified financials industry -- due mostly to Wellington Management Company, LLP and Mazama Capital Management, Inc. -- and the real estate sector, where the dedicated REIT manager, Security Capital Research and Management Incorporated, provided most of the outperformance. Although an underweight to the industrials sector somewhat mitigated returns, specific stock picking helped the Fund's performance. In particular, Integrity Asset Management, LLC had a good showing in the capital goods area. The Fund's underweight to energy stocks also detracted from returns, but performance was boosted overall due to specific energy stocks chosen by Wellington Management Company, LLP. Stock selection in the telecommunications sector was a drag on performance for most managers. Stocks in the information technology sector also detracted from Fund performance. Within information technology, Mazama had difficulty in the semiconductor industry over the period, while Lee Munder Investments, Ltd. growth portfolio struggled in the technology hardware area.

The Fund is positioned to capture the opportunities in the small/mid cap area of the market under a variety of market conditions. To this end, the Fund targets a style-neutral position relative to the Russell 2500 Index, in order to control unnecessary risks and put the focus on stock selection by the specialist sub-advisers.

Small/Mid Cap Equity Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                                                  Annualized
                                                     One Year      Inception
                                                       Return        to Date
--------------------------------------------------------------------------------
Small/Mid Cap Equity Fund,
Class A                                                17.51%         15.57%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the Small/Mid Cap Equity Fund, Class A, versus the Russell 2500 Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                             Small/Mid Cap
                              Equity Fund,           Russell
                                Class A            2500 Index
12/15/03                       $100,000             $100,000
5/31/04                         107,145              105,145
5/31/05                         121,481              118,625
5/31/06                         142,752              138,922

1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 12/15/03. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006             5

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2006


Core Fixed Income Fund


Objective

The Core Fixed Income Fund (the "Fund") seeks to provide current income consistent with the preservation of capital.

Strategy

The Fund's investment strategy focuses on sector rotation, both among and within sectors, and issue selection. Risk is principally controlled by explicitly limiting fund interest rate exposure relative to the Lehman Aggregate Bond Index. The Fund's sub-advisers focus on four key areas in determining portfolio structure: duration weighting, term structure, sector allocation, and issue selection. While the duration and term structure decision underlie the implementation process, the sub-advisers primarily concentrate on sector and issue selection to add value. In addition, the sub-advisers may use derivatives for tactical hedging purposes and to implement portfolio strategies more efficiently.

Analysis

The Fund outperformed its benchmark with a return of (0.09)% for the fiscal year ended May 31, 2006. The Fund's benchmark, the Lehman Aggregate Bond Index, returned (0.47)%. The U.S. investment grade bond market struggled over the last fiscal year, returning (0.47)%. Rising interest rates posed a formidable hurdle for bonds. The Federal Reserve raised the Federal Funds rate eight times for a total of 2.00% over the period, pushing two-year Treasury yields higher by 1.46%. In early 2006, thirty-year Treasury yields finally succumbed to inflation fears and strong economic growth, ending the period at 5.23%, an increase of 0.91%.

These shifts in interest rates caused the slope of the yield curve (or the difference between thirty-year Treasury yields and two-year Treasury yields) to flatten another 0.55%, essentially dissipating the yield advantage and risk premia required by investors in long term securities. Fortunately, the behavior of the spread sectors was much better than U.S. Treasuries and all spread sectors, except Mortgage-backed Securities ("MBS") outperformed equivalently matched Treasuries. Corporate bonds thrived on strong fundamentals, including robust earnings and only modestly higher default rates even as valuations appeared stretched. U.S. Agencies shrugged off additional earnings restatements and corporate governance issues of Fannie Mae and focused instead on the positive effect of reduced issuance. The Asset-Backed Security ("ABS") and Commercial Mortgage-Backed Security ("CMBS") sectors repeated another year of good performance with both generating 0.50% in excess return. These high quality sectors responded more favorably than MBS this year, as their cash flows were less susceptible to increasing interest rates and volatility. The MBS sector underperformed the market by about 0.20%; however GNMA securities struggled more than FNMA and FHLMC due to higher prepayments, wider spreads and a slowdown in foreign investor's holdings of these securities.

Various strategies in the Fund helped it to exceed the market return. The Fund maintained a shorter than benchmark duration for most of 2005 and then extended duration to equal the benchmark in Q1 2006. This performance enhancing interest rate strategy was complemented by the correct yield curve positioning of the Fund. Sector allocations also proved beneficial except for an underweight to the MBS sector. The sub-advisers had expected higher rates and a flatter yield curve to create a difficult environment for mortgages but continued strong demand from banks and foreign investors generated good performance. Issue selection in corporate and asset-backed securities enhanced returns. Airline, energy, REIT and home equity holdings did exceptionally well while GM and Ford securities detracted from performance.

Core Fixed Income Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                    Annualized     Annualized     Annualized
                       One Year         3 Year         5 Year      Inception
                         Return         Return         Return        to Date
--------------------------------------------------------------------------------
Core Fixed Income Fund,
Class A                 (0.09)%          2.56%          4.99%          6.47%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class A, versus the Lehman Aggregate Bond Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                           Core Fixed                Lehman
                          Income Fund,              Aggregate
                            Class A                 Bond Index
6/14/96                     $100,000                $100,000
5/31/97                      108,290                 108,393
5/31/98                      120,851                 120,229
5/31/99                      125,867                 125,447
5/31/00                      128,472                 128,094
5/31/01                      146,355                 144,887
5/31/02                      155,766                 156,637
5/31/03                      173,056                 174,776
5/31/04                      175,012                 174,007
5/31/05                      186,860                 185,892
5/31/06                      186,692                 185,018

1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.



--------------------------------------------------------------------------------
6             SEI Institutional Investments Trust / Annual Report / May 31, 2006

Long Duration Fund


Objective

The Long Duration Fund (the "Fund") seeks to duplicate the return characteristics similar to those of high-quality corporate bonds, with a duration range of 10-13 years.

Strategy

The Fund's investment strategy is designed to aid investors, especially corporate pension plans, with asset/liability management in order to reduce funding status volatility caused by changes in interest rates. The Fund seeks to duplicate the risk and return characteristics of a long duration fixed income securities portfolio (approximate duration of 10 to 13 years) by using cash bonds and derivative securities, including interest rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration of the Fund. Additionally, the Fund will invest in other fixed income securities, including U.S. Agency, corporate and structured securities to produce incremental return. Due to the long duration or interest rate sensitivity of the Fund, the Fund may experience large positive and negative absolute returns depending on the change in interest rates.

Analysis

The Fund's return of (6.08)% underperformed the Lehman Long U.S. Treasury Index's return of (5.63)% and outperformed the Lehman 15 Year Bellweather Swap Index's return of (6.78)%, for the fiscal year ended May 31, 2006. Rising interest rates posed a formidable hurdle for long duration bonds in fiscal year 2005. The Federal Reserve raised the Federal Funds rate eight times for a total of 2.00% over the period, pushing 2 year Treasury yields higher by 1.46%. More importantly, in early 2006, thirty year Treasury yields finally succumbed to inflation fears and strong economic growth, ending the period at 5.23%, an increase of 0.91%. These shifts in interest rates caused the slope of the yield curve, (or the difference between 30 year Treasury yields and two year Treasury yields) to flatten another 0.55%, essentially dissipating the yield advantage and risk premia required by investors in long term securities.

Fortunately, the behavior of the spread sectors was much better than U.S. Treasuries and all spread sectors, except Mortgage-backed Securities ("MBS") outperformed equivalently matched Treasuries. Corporate bonds thrived on strong fundamentals, including robust earnings and only modestly higher default rates even as valuations appeared stretched. U.S. Agencies shrugged off additional earnings restatements and corporate governance issues of Fannie Mae and focused instead on the positive effect of reduced issuance. The Asset-Backed Security ("ABS") and Commercial Mortgage-Backed Security ("CMBS") sectors repeated another year of good performance with both generating 0.50% in excess return. These high quality sectors responded more favorably than MBS this year, as their cash flows were less susceptible to increasing interest rates and volatility. The MBS sector underperformed the market by about 0.20%; however GNMA securities struggled more than FNMA and FHLMC due to higher prepayments, wider spreads and a slowdown in foreign investor's holdings of these securities. Swap spreads (the spread over a short term floating rate that an investor receives for buying a fixed rate security) also widened as the demand for floating rate investments far outweighed that for fixed rated investments.

As would be expected in a period of rising long term interest rates, the Fund's return registered a negative nominal return. It's important to remember that the strategy of the Fund is, in fact to provide absolute returns that match the performance of pension plan liabilities; as such rising interest rates generate a negative return on the assets of the Fund, which essentially mimics the behavior of that high discount rates have on the pension plan's liabilities. Therefore, though the Fund provided negative returns, the Fund's strategy to hedge long term pension liabilities was successful. Additionally, the Fund's active management strategy succeeded in beating the Lehman 15 Year Bellweather Swap Index by 0.70%. Contributing to performance was the Fund's slightly shorter than benchmark duration, an underweight to swap spreads and excellent security selection in the Asset-backed and corporate sectors. Corporate holdings in autos, insurance and airlines all provided superior risk adjusted returns.

Long Duration Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                                                  Annualized
                                                     One Year      Inception
                                                       Return        to Date
--------------------------------------------------------------------------------
Long Duration Fund,
Class A                                               (6.08)%          2.95%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the Long Duration Fund, Class A, versus the Lehman Long U.S. Treasury Index and Lehman 15 Year Swap Index2

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                  Long Duration            Lehman         Lehman 15 Year
                    Bond Fund,            Long U.S.         Bellweather
                     Class A           Treasury Index       Swap Index2
4/21/04             $100,000              $100,000            $100,000
5/31/04               98,218                99,012              98,446
5/31/05              113,206               114,983             114,119
5/31/06              106,323               108,510             106,381

1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
2 The Lehman 15 Year Bellweather Swap Index is the most appropriate measure of the Fund's performance.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006             7

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2006


Extended Duration Fund


Objective

The Extended Duration Fund (the "Fund") seeks to duplicate return characteristics similar to those of high-quality corporate bonds, with a duration range of 23-26 years.

Strategy

The Fund's investment strategy is designed to aid investors, especially corporate pension plans, with asset/liability management in order to reduce funding status volatility caused by changes in interest rates. The Fund seeks to duplicate the risk and return characteristics of a long duration fixed income securities portfolio (approximate duration of 23 to 26 years) by using cash bonds and derivative securities, including interest rate swap agreements and Treasury futures contracts, for the purpose of managing the overall duration of the Fund. Additionally, the Fund may invest in other fixed income securities, including U.S. Agency, corporate and structured securities to produce incremental return. Due to the long duration or interest rate sensitivity of the Fund, the Fund may experience large positive and negative absolute returns depending on the change in interest rates.

Analysis

The Fund outperformed its benchmark with a return of (19.24)% for the fiscal year ended May 31, 2006. The Fund's benchmark, a hybrid benchmark of the Lehman 20 Year Bellweather Swap and Lehman 3 Month Bellweather Swap Indices, returned (19.87)%. Rising interest rates posed a formidable hurdle for long duration bonds in fiscal year 2005. The Federal Reserve raised the Federal Funds rate eight times for a total of 2.00% over the period, pushing two-year Treasury yields higher by 1.46%. More importantly, in early 2006, thirty-year Treasury yields finally succumbed to inflation fears and strong economic growth, ending the period at 5.23%, an increase of 0.91%. These shifts in interest rates caused the slope of the yield curve, (or the difference between thirty-year Treasury yields and two-year Treasury yields) to flatten another 0.55%, almost essentially dissipating the yield advantage and risk premia required by investors in long term securities.

Fortunately, the behavior of the spread sectors was much better than U.S. Treasuries and all spread sectors, except Mortgage-backed Securities ("MBS") outperformed equivalently matched Treasuries. Corporate bonds thrived on strong fundamentals, including robust earnings and only modestly higher default rates even as valuations appeared stretched. U.S. Agencies shrugged off additional earnings restatements and corporate governance issues of Fannie Mae and focused instead on the positive effect of reduced issuance. The Asset-Backed Security ("ABS") and Commercial Mortgage-Backed Security ("CMBS") sectors repeated another year of good performance with both generating 0.50% in excess return. These high quality sectors responded more favorably than MBS this year, as their cash flows were less susceptible to increasing interest rates and volatility. The MBS sector underperformed the market by about 0.20%; however, GNMA securities struggled more than FNMA and FHLMC due to higher prepayments, wider spreads and a slowdown in foreign investor's holdings of these securities. Swap spreads (the spread over a short term floating rate that an investor receives for buying a fixed rate security) also widened as the demand for floating rate investments far outweighed that for fixed rated investments.

As would be expected in a period of rising long term interest rates, the Fund's registered a negative nominal return. It's important to remember that the strategy of the Fund is, in fact to provide absolute returns that match the performance of pension plan liabilities; as such rising interest rates generate a negative return on the assets of the Fund, which essentially mimics the behavior of that higher discount rates have on the pension plan's liabilities. Therefore, though the Fund provided negative returns, the Fund's strategy to hedge long term pension liabilities was successful. Additionally, the Fund's active management strategy succeeded in beating the benchmark by 0.63%. Contributing to performance was the Fund's slightly shorter than benchmark duration, an underweight to swap spreads and excellent security selection in the Asset-backed and corporate sectors. Corporate holdings in autos, insurance and airlines all provided superior risk adjusted returns.


Extended Duration Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                                                  Annualized
                                                     One Year      Inception
                                                       Return        to Date
--------------------------------------------------------------------------------
Extended Duration Fund,
Class A                                              (19.24)%          2.51%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the Extended Duration Fund, Class A, versus Lehman 20 Year U.S. Treasury Strip Index and a Hybrid (2xLehman 20 Year Bellweather Swap Index)-Lehman 3 Month Bellweather Swap Index2

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                                                                Hybrid (2xLehman
                                                             20 Year Bellweather
                                                                 Swap Index)-
                        Extended           Lehman 20 Year       Lehman 3 Month
                     Duration Fund,        U.S. Treasury         Bellweather
                         Class A             Strip Index          Swap Index2
4/21/04                 $100,000              $100,000             $100,000
5/31/04                   96,117                99,061               96,963
5/31/05                  130,469               133,664              132,946
5/31/06                  105,366               117,798              106,530

1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 4/21/04. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.
2 The Hybrid (2xLehman 20 Year Bellweather Swap Index)-Lehman 3 Month
  Bellweather Swap Index is the most appropriate measure of the Fund's performance.

--------------------------------------------------------------------------------
8             SEI Institutional Investments Trust / Annual Report / May 31, 2006

International Equity Fund


Objective

The International Equity Fund (the "Fund") seeks to provide capital appreciation.

Analysis

For the year ended May 2006, the global equity markets were very strong, rising nearly 30% and benefiting from synchronous economic growth worldwide. This growth, a first in post war history, was fueled by strong growth in the U.S. and the emerging markets including BRIC (Brazil, Russia, India and China) countries, in Japan, which appears to be finally turning around from the economic malaise that has plagued it for the last 15 years and in Europe which is showing the benefits of restructuring. With this strong economic backdrop, energy and industrial commodities are experiencing a demand shock that is driving their prices to multi year highs.

In this environment, markets leveraged to energy, commodities and emerging markets benefited the most. Among the benchmark countries, the Scandinavian countries were the best performers followed by Germany and Japan among the major countries. UK, Italy and Spain posted strong returns for the year but underperformed the benchmark. The worst performing market was New Zealand, which rose less than 2% for the year. Materials, industrials and financials led sector performance with telecommunications, healthcare and consumer staples lagging.

The Fund outperformed its benchmark with a return of 30.77% for the fiscal year ended May 31, 2006. The Fund's benchmark, the Morgan Stanley MSCI EAFE Index, returned 28.24%. Strong stock selection in financials, industrials, materials and energy provided most of the value add. The Fund also benefited from its overweight to Japan, underweight to UK and some exposure in the emerging markets.

International Equity Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                      Annualized    Annualized    Annualized
                          One Year        3 Year        5 Year     Inception
                            Return        Return        Return       to Date
--------------------------------------------------------------------------------
International Equity Fund,
Class A                     30.77%        25.13%         8.59%         6.80%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the International Equity Fund, Class A, versus the Morgan Stanley MSCI EAFE Index.

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:

                             International     Morgan Stanley
                             Equity Fund,        MSCI EAFE
                                Class A            Index
6/14/96                        $100,000           $100,000
5/31/97                         107,550            107,539
5/31/98                         118,735            119,486
5/31/99                         126,963            124,696
5/31/00                         155,936            146,069
5/31/01                         127,540            120,901
5/31/02                         114,875            109,295
5/31/03                          98,299             95,851
5/31/04                         129,489            127,156
5/31/05                         147,268            145,747
5/31/06                         192,582            186,905

1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 6/14/96. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower






--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006             9

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2006


World Equity Ex-US Fund


Objective

The World Equity Ex-US Fund (the "Fund") seeks to provide capital appreciation.

Analysis

For the year ended May 2006, the global equity markets were very strong, rising nearly 30% and benefiting from synchronous economic growth worldwide. This growth, a first in post war history, was fueled by strong growth in the U.S. and the emerging markets including BRIC (Brazil, Russia, India and China) countries, in Japan, which appears to be finally turning around from the economic malaise that has plagued it for the last 15 years, and in Europe which is showing the benefits of restructuring. With this strong economic backdrop, energy and industrial commodities are experiencing a demand shock that is driving their prices to multi year highs.

In this environment, markets leveraged to energy, commodities and emerging markets benefited the most. Among the benchmark countries, the emerging markets countries of Brazil, Russia, India and South Africa were the best performers followed by Germany and Japan among the major countries. UK, Italy and Spain posted strong returns for the year but underperformed the benchmark. The worst performing market was that of New Zealand which rose less than 2% for the year. Materials, financials, telecommunications and consumer led sector performance with healthcare and consumer staples lagging.

The Fund outperformed its benchmark with a return of 33.52% for the fiscal year ended May 31, 2006. The Fund's benchmark, the Morgan Stanley MSCI World Ex-US Index, returned 29.13%. Strong stock selection in financials, materials, telecoms and consumer sectors provided most of the value add. The Fund also benefited from its overweight to Japan, underweight to UK and overweight to the best performing emerging markets of Russia, Brazil, India and South Africa. All of our equity managers outperformed for the year ending May 2006.

World Equity Ex-US Fund

AVERAGE ANNUAL TOTAL RETURN1
--------------------------------------------------------------------------------
                                                                  Annualized
                                                     One Year      Inception
                                                       Return        to Date
--------------------------------------------------------------------------------
World Equity Ex-US Fund,
Class A                                                33.52%         25.83%
--------------------------------------------------------------------------------
Comparison of Change in the Value of a $100,000 Investment in the World Equity Ex-US Fund, Class A, versus the Morgan Stanley MSCI World Ex-US Index

[LINE GRAPH OMITTED]
PLOT POINTS ARE AS FOLLOWS:


                          World Equity            Morgan Stanley
                           Ex-US Fund,           MSCI World Ex-US
                            Class A                   Index
3/28/05                     $100,000                $100,000
5/31/05                       98,000                  98,055
5/31/06                      130,850                 126,618

1 For the period ended May 31, 2006. Past performance is not an indication of future performance. Class A shares were offered beginning 3/28/05. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.






--------------------------------------------------------------------------------
10            SEI Institutional Investments Trust / Annual Report / May 31, 2006

STATEMENT OF NET ASSETS


Large Cap Fund

May 31,2006
--------------------------------------------------------------------------------
[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:
SECTOR WEIGHTINGS (UNAUDITED)++:
25.3% Financials
14.2% Information Technology
10.9% Consumer Discretionary
10.9% Health Care
 8.9% Energy
 7.3% Industrials
 6.6% Consumer Staples
 3.8% Short-Term Investments
 3.2% Commercial Paper
 3.0% Telecommunication Services
 2.5% Utilities
 2.3% Materials
 1.0% Asset-Backed Securities
 0.1% Certificate of Deposit
 0.0% U.S. Treasury Obligation
 0.0% Warrants
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK  -- 98.0%
CONSUMER DISCRETIONARY -- 12.4%
   Abercrombie & Fitch, Cl A                  674       $      39
   Advance Auto Parts*                      6,575             251
   Aeropostale*                             1,000              25
   Amazon.com (B)*                          5,400             187
   American Eagle Outfitters               29,981             979
   AnnTaylor Stores*                        2,251              87
   Apollo Group, Cl A (B)*                 80,429           4,207
   Applebee's International (B)            18,200             368
   Autoliv                                 16,000             890
   Autonation (B)*                          6,452             140
   Autozone*                                1,987             180
   Barnes & Noble                          11,638             444
   Bed Bath & Beyond*                       2,043              72
   Belo, Cl A                               2,555              44
   Best Buy                                 4,300             228
   Black & Decker                             314              27
   Borders Group                           19,700             409
   BorgWarner                              11,800             776
   Brinker International                    8,911             327
   Building Material Holding               10,200             291
   Cablevision Systems, Cl A                  426               8
   Career Education (B)*                    1,465              48
   CBS, Cl B (B)                           54,769           1,419
   Cheesecake Factory*                        854              25
   Chico's FAS*                             6,833             205
   Circuit City Stores                      4,700             141
   Claire's Stores                         13,700             372
   Clear Channel Communications             5,125             158
   Coach*                                  27,703             806
   Comcast, Cl A (B)*                      61,962           1,991
   Corinthian Colleges*                     1,400              19
   Darden Restaurants                      19,555             692
   DIRECTV Group*                          21,400             376
   Dollar General                           1,800              29
   Dollar Tree Stores*                      2,600              69
   Dow Jones (B)                            3,500             121

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   E.W. Scripps, Cl A                       3,803       $     176
   Eastman Kodak                           21,900             528
   EchoStar Communications, Cl A*           3,643             109
   Education Management*                    1,400              60
   Expedia*                                14,388             204
   Federated Department Stores              2,088             152
   Ford Motor (B)                         175,800           1,259
   Fortune Brands                          19,624           1,452
   Gannett (B)                             35,756           1,931
   General Motors (B)                       3,461              93
   Genuine Parts                           12,658             545
   Getty Images*                            1,580             104
   Goodyear Tire & Rubber (B)*             26,300             335
   GTECH Holdings                           8,669             300
   H&R Block                                  729              17
   Harley-Davidson (B)                     19,689             981
   Harman International Industries          2,500             212
   Harrah's Entertainment (B)              19,280           1,466
   Hasbro                                  24,407             453
   Hilton Hotels                            1,830              50
   Home Depot (B)                          46,742           1,782
   IAC/InterActive (B)*                    21,959             567
   International Game Technology          150,522           5,604
   Interpublic Group (B)*                  15,200             145
   ITT Educational Services*                  900              59
   J.C. Penney (B)                         32,543           1,977
   John Wiley & Sons, Cl A                  3,258             113
   Johnson Controls                        14,472           1,233
   Jones Apparel Group                     15,074             489
   KB Home                                  4,267             218
   Knight Ridder                            1,123              70
   Kohl's (B)*                             19,553           1,050
   Lamar Advertising, Cl A (B)*            22,534           1,229
   Lear (B)                                 7,900             187
   Lennar, Cl A                             7,600             364
   Liberty Global, Cl A (B)*                9,874             226
   Liberty Media Holding-Capital, Ser A*    3,900             310
   Liberty Media Holding-Interactive,
      Ser A*                               19,503             350
   Limited Brands                          10,500             285
   Live Nation                              1,127              26
   Lowe's (B)                              54,937           3,421
   Marriott International, Cl A            23,856           1,726
   Mattel                                  42,300             711
   McDonald's                             118,045           3,916
   McGraw-Hill                             80,517           4,155
   Men's Wearhouse*                         3,600             122
   Meredith                                 3,900             195
   MGM Mirage (B)*                        113,377           4,701
   Newell Rubbermaid                       15,739             416
   News, Cl A*                             48,739             929
   Nike, Cl B                              14,865           1,194
   Nordstrom                                4,248             156
   NTL                                      1,430              38

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            11

STATEMENT OF NET ASSETS

May 31,2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   NVR (B)*                                   300       $     183
   O'Reilly Automotive (B)*                 2,258              72
   Office Depot*                           29,834           1,240
   OfficeMax                                9,940             411
   Omnicom Group                           13,283           1,263
   Panera Bread, Cl A*                        401              26
   PetSmart (B)                            10,900             291
   Polo Ralph Lauren (B)                    4,622             261
   Pulte Homes                              1,800              58
   R.H. Donnelley                             790              43
   Rent-A-Center*                           1,200              29
   Saks*                                    1,804              29
   Sears Holdings*                            280              43
   Select Comfort (B)*                     12,379             406
   ServiceMaster                            6,971              75
   Sherwin-Williams                         5,525             267
   Snap-On                                  4,117             172
   Sonic (B)*                              20,600             450
   Stanley Works (B)                        7,151             347
   Staples                                232,107           5,452
   Starbucks*                              24,252             865
   Starwood Hotels & Resorts Worldwide      1,209              74
   Station Casinos                            229              17
   Steven Madden (B)                        3,030              97
   Target (B)                              42,364           2,072
   Tempur-Pedic International (B)*         33,300             458
   Tiffany                                  9,300             318
   Timberland, Cl A*                          974              27
   Time Warner                            298,987           5,146
   Toyota Motor ADR                           700              75
   Tribune                                  2,000              60
   Univision Communications, Cl A (B)*     67,481           2,426
   VF                                      16,859           1,061
   Viacom, Cl B*                           46,766           1,765
   Walt Disney                             23,599             720
   Weight Watchers International           60,345           2,527
   Wendy's International                    4,238             255
   Whirlpool (B)                           13,517           1,215
   Williams-Sonoma                          2,700              98
   XM Satellite Radio Holdings, Cl A (B)* 236,340           3,408
   Yum! Brands                             20,750           1,046
                                                        ---------
                                                           99,689
                                                        ---------
CONSUMER STAPLES -- 7.6%
   Albertson's                             43,600           1,117
   Altria Group (B)                        62,664           4,534
   Anheuser-Busch                          18,979             866
   Archer-Daniels-Midland                  11,289             469
   BJ's Wholesale Club*                     8,600             254
   Brown-Forman, Cl B                       4,088             312
   Campbell Soup                            2,445              86
   Chattem*                                13,000             456
   Chiquita Brands International (B)       36,100             516

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Church & Dwight                            817       $      29
   Clorox                                   1,919             121
   Coca-Cola                               66,901           2,946
   Coca-Cola Enterprises                   34,933             687
   Colgate-Palmolive                       35,826           2,162
   ConAgra Foods (B)                       10,100             228
   Costco Wholesale (B)                    18,080             957
   CVS                                      3,842             107
   Dean Foods*                             22,033             786
   Del Monte Foods                          8,461             100
   Energizer Holdings (B)*                  6,786             355
   Estee Lauder, Cl A                      30,100           1,232
   General Mills                           18,146             942
   Hershey (B)                             19,562           1,113
   HJ Heinz                                   907              38
   Hormel Foods                             2,339              84
   Kellogg                                  5,282             249
   Kimberly-Clark                          18,254           1,107
   Kraft Foods, Cl A                        2,807              93
   Kroger (B)*                             69,722           1,402
   Loews - Carolina Group                   3,059             142
   McCormick                                1,581              54
   Molson Coors Brewing, Cl B               4,100             266
   Pepsi Bottling Group (B)                40,044           1,255
   PepsiAmericas                           25,248             564
   PepsiCo                                111,377           6,734
   Procter & Gamble                       178,208           9,668
   Reynolds American (B)                   19,330           2,125
   Safeway (B)                             32,776             773
   Smithfield Foods*                          232               6
   Supervalu                               11,338             331
   Sysco                                    2,124              65
   Tyson Foods, Cl A                       34,287             549
   Wal-Mart Stores                        157,598           7,636
   Walgreen                               132,256           5,370
   Whole Foods Market (B)                   9,028             587
   WM Wrigley Jr. (B)                      30,322           1,386
   WM Wrigley Jr., Cl B                     7,580             347
                                                        ---------
                                                           61,206
                                                        ---------
ENERGY -- 9.7%
   Anadarko Petroleum (B)                  35,766           1,776
   Apache                                     404              26
   Arch Coal                                6,302             305
   Baker Hughes (B)                        49,971           4,312
   BJ Services                             18,961             695
   Cameron International*                   6,229             292
   Chesapeake Energy (B)                   86,084           2,633
   Chevron                                141,298           8,448
   ConocoPhillips (B)                     131,271           8,308
   Consol Energy                            1,729             153
   Devon Energy                            40,364           2,315
   Diamond Offshore Drilling                  381              33


--------------------------------------------------------------------------------
12            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   EOG Resources                            5,432       $     357
   Exxon Mobil                            393,135          23,946
   FMC Technologies (B)*                    2,900             194
   GlobalSantaFe                            3,100             186
   Grant Prideco*                           2,765             133
   Halliburton                             33,167           2,474
   Harvest Natural Resources*               3,440              47
   Helmerich & Payne                          858              56
   Hess (B)                                16,351           2,453
   Kerr-McGee                               2,096             224
   Kinder Morgan                            4,174             419
   Marathon Oil                            35,144           2,638
   Maverick Tube (B)*                       2,500             120
   Murphy Oil                                 572              30
   Nabors Industries*                       4,200             151
   National Oilwell Varco*                  1,130              75
   Newfield Exploration*                    1,729              74
   Noble Energy                             6,874             299
   Occidental Petroleum                    27,878           2,762
   Oil States International (B)*            8,000             278
   Patterson-UTI Energy                     2,326              70
   Peabody Energy                             158              10
   Pioneer Natural Resources                1,101              45
   Pogo Producing                           2,128              96
   Pride International*                     3,600             116
   Schlumberger (B)                       105,320           6,906
   SEACOR Holdings*                         1,500             122
   Smith International                      1,407              58
   Southwestern Energy*                     2,700              87
   Sunoco                                  11,111             762
   Tidewater (B)                            8,607             437
   Unit*                                   14,940             895
   Valero Energy                           24,420           1,498
   Western Gas Resources                    4,238             208
   XTO Energy                               1,410              58
                                                        ---------
                                                           77,580
                                                        ---------
FINANCIALS -- 22.4%
   A.G. Edwards                            19,696           1,056
   ACE                                      2,800             145
   Affiliated Managers Group*               1,136             102
   Aflac                                   12,440             582
   Alleghany                                  306              86
   Allied Capital (B)                       3,867             116
   Allstate                                65,160           3,584
   AMBAC Financial Group                   10,800             866
   American Capital Strategies (B)          7,746             265
   American Express                        56,352           3,063
   American Financial Group (B)            13,399             565
   American International Group           110,320           6,707
   Ameriprise Financial                     8,658             396
   AmerUs Group                             1,000              58
   AmSouth Bancorp (B)                     36,011             965

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Anthracite Capital+                      1,794       $      20
   AON                                     45,561           1,624
   Apartment Investment & Management,
      Cl A                                    843              36
   Archstone-Smith Trust+                   2,501             121
   Arthur J Gallagher                       2,622              70
   Ashford Hospitality Trust+               5,508              66
   Associated Banc                            729              24
   Assurant                                12,907             631
   Astoria Financial                       25,033             758
   AvalonBay Communities+                   2,914             310
   Bank of America                        283,509          13,722
   Bank of Hawaii                             943              48
   Bank of New York                         8,400             279
   BB&T (B)                                41,234           1,714
   Bear Stearns                             9,845           1,317
   BlackRock, Cl A                            914             122
   Boston Properties+                       1,094              93
   BRE Properties, Cl A+                    4,300             224
   Brookfield Properties                   19,600             581
   Brown & Brown                            6,801             207
   Camden Property Trust+                   1,307              93
   Capital Lease Funding+                   1,616              19
   Capital One Financial (B)                6,748             559
   CapitalSource+                           3,100              73
   CarrAmerica Realty+                      3,400             151
   CB Richard Ellis Group, Cl A (B)*       10,300             797
   Charles Schwab                         140,282           2,337
   Chicago Mercantile Exchange Holdings    12,107           5,343
   Chubb                                   25,992           1,313
   CIT Group                               35,648           1,832
   Citigroup                              360,163          17,756
   City National                              207              15
   CNA Financial*                           9,902             323
   Colonial BancGroup                       9,000             240
   Comerica                                46,197           2,529
   Commerce Bancorp                         7,984             314
   Commerce Bancshares                      4,675             242
   Compass Bancshares                       1,407              78
   Conseco (B)*                             4,646             112
   Countrywide Financial                   14,651             561
   Crescent Real Estate Equities+           1,400              25
   Cullen/Frost Bankers                     4,300             244
   Duke Realty+                             4,200             143
   E*Trade Financial*                       5,900             143
   East West Bancorp (B)                    2,800             112
   Equity Office Properties Trust+ (B)      5,623             189
   Equity Residential+                      7,443             328
   Erie Indemnity, Cl A                       729              37
   Essex Property Trust+ (B)                1,900             202
   Fannie Mae                              23,814           1,185
   Federal Realty Investment Trust+         1,680             115
   Federated Investors, Cl B                8,072             259
   Fidelity National Financial              3,846             160

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            13

STATEMENT OF NET ASSETS

May 31,2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Fieldstone Investment+                   9,500       $      99
   Fifth Third Bancorp                        800              30
   First American                          17,711             743
   First Horizon National (B)               8,022             321
   FirstMerit                               5,100             117
   Forest City Enterprises, Cl A            4,152             186
   Franklin Resources                      12,771           1,149
   Freddie Mac                             85,810           5,152
   Fulton Financial                         2,304              36
   General Growth Properties+               1,294              57
   Genworth Financial, Cl A                 8,000             268
   Golden West Financial                      438              32
   Goldman Sachs Group                     21,164           3,195
   Greenhill (B)                            3,700             220
   Hanover Insurance Group                    736              35
   Hartford Financial Services Group       22,450           1,974
   HCC Insurance Holdings (B)               7,969             245
   Hospitality Properties Trust+            4,584             193
   Host Hotels & Resorts+                   1,474              30
   Hudson City Bancorp                     13,400             183
   Huntington Bancshares                   13,673             322
   Independence Community Bank              2,100              88
   IndyMac Bancorp                         17,494             803
   International Bancshares                 1,772              51
   Jefferies Group                          3,300              96
   JER Investors Trust+                     5,400              84
   Jones Lang LaSalle (B)                  11,800             938
   JPMorgan Chase                         229,637           9,792
   Keycorp                                 63,133           2,255
   Kimco Realty+                              472              17
   LandAmerica Financial Group                800              54
   Legg Mason                               6,175             592
   Lehman Brothers Holdings (B)            55,800           3,717
   Leucadia National (B)                    4,800             307
   Lincoln National                        25,072           1,409
   Loews                                   70,947           2,411
   M&T Bank                                 2,930             337
   Macerich+                                  458              32
   Markel*                                     29              10
   Marsh & McLennan (B)                    17,325             486
   Marshall & Ilsley                        1,672              76
   MBIA                                     9,000             514
   Mellon Financial                        10,800             391
   Mercantile Bankshares                    6,874             247
   Mercury General                          1,600              90
   Merrill Lynch                           75,928           5,498
   Metlife                                 21,490           1,106
   MGIC Investment                         15,862           1,045
   Moody's (B)                             95,866           5,014
   Morgan Stanley                          79,932           4,766
   National City                           83,864           3,093
   Nationwide Financial Services, Cl A (B) 15,000             650
   Nationwide Health Properties+            2,700              57

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   New York Community Bancorp               3,349       $      56
   North Fork Bancorporation                1,100              32
   Northern Trust (B)                       5,865             328
   Nuveen Investments, Cl A                 2,100              94
   Old Republic International              32,150             687
   Pan Pacific Retail Properties+             716              47
   Peoples Bank                             2,414              79
   Plum Creek Timber+                         522              19
   PMI Group (B)                           16,600             755
   PNC Financial Services Group            31,743           2,187
   Principal Financial Group (B)           35,700           1,951
   Progressive                             28,564             781
   Prologis+                                  736              36
   Protective Life                            314              14
   Prudential Financial                    21,200           1,614
   Public Storage+                            314              23
   Radian Group                            16,564           1,012
   Ramco-Gershenson Properties+             5,286             137
   Raymond James Financial                  6,100             179
   Rayonier+                                6,400             249
   Reckson Associates Realty+               2,200              85
   Regency Centers+                           387              24
   Regions Financial (B)                   30,169           1,021
   Reinsurance Group of America             1,400              66
   Safeco (B)                              19,662           1,089
   Shurgard Storage Centers, Cl A+          3,943             229
   Simon Property Group+                    1,101              88
   Sky Financial Group                      3,554              87
   SL Green Realty+                           522              52
   SLM                                      6,377             343
   Sovereign Bancorp                        1,987              44
   Spirit Finance+                          2,500              29
   St. Paul Travelers                      74,334           3,272
   Stancorp Financial Group                 2,200             107
   State Street                             4,301             267
   SunTrust Banks                          28,702           2,173
   Synovus Financial                        5,003             132
   T Rowe Price Group                       2,416             191
   TCF Financial                           10,600             283
   TD Ameritrade Holding                   15,467             263
   TD Banknorth                             6,960             199
   Thornburg Mortgage+ (B)                 18,772             512
   Torchmark                                3,745             221
   Transatlantic Holdings                     401              23
   UnionBanCal                             12,500             846
   United Dominion Realty Trust+            1,030              28
   UnumProvident                           20,073             361
   US Bancorp                             150,252           4,638
   Valley National Bancorp                  1,600              39
   Vornado Realty Trust                       865              78
   Wachovia                               122,583           6,558
   Washington Federal                       1,600              37
   Washington Mutual                       64,960           2,982

--------------------------------------------------------------------------------
14            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Wells Fargo                             33,123       $   2,198
   Wilmington Trust                         1,987              85
   WR Berkley                              27,091             931
   XL Capital, Cl A (B)                     2,458             156
   Zions Bancorporation                     2,951             239
                                                        ---------
                                                          179,221
                                                        ---------
HEALTH CARE -- 12.6%
   Abbott Laboratories                     16,100             687
   Advanced Medical Optics*                   600              27
   Aetna                                   14,262             549
   Alcon                                    1,408             152
   Allergan (B)                            54,487           5,166
   AmerisourceBergen                       32,042           1,397
   Amgen*                                  76,522           5,172
   Analogic                                   400              23
   Applera - Applied Biosystems Group       4,430             131
   Barr Pharmaceuticals*                    5,748             303
   Bausch & Lomb                              451              22
   Baxter International                    31,681           1,194
   Becton Dickinson                        17,197           1,039
   Biogen Idec (B)*                        20,229             943
   Boston Scientific*                      31,181             645
   Bristol-Myers Squibb (B)                 9,613             236
   C.R. Bard                                4,496             333
   Cardinal Health                         13,584             909
   Caremark Rx*                            58,150           2,789
   Celgene (B)*                             8,676             360
   Cephalon (B)*                              238              14
   Cerner*                                  2,058              78
   Cigna                                   18,148           1,683
   CNS                                        234               5
   Community Health Systems*                  696              26
   Covance*                                   788              47
   Coventry Health Care*                    3,065             160
   Dade Behring Holdings                   10,651             397
   DaVita*                                  1,426              76
   Eli Lilly                               67,137           3,467
   Emdeon*                                 40,100             466
   Endo Pharmaceuticals Holdings*           4,338             127
   Express Scripts*                         7,045             516
   Fisher Scientific International (B)*    21,117           1,568
   Forest Laboratories*                     9,072             340
   Genentech*                             113,042           9,378
   Genzyme*                                 1,236              74
   Gilead Sciences*                         6,529             374
   HCA                                     22,058             981
   Health Management Associates, Cl A       1,787              37
   Health Net*                             15,617             672
   Henry Schein*                            1,723              79
   Hospira*                                 9,688             434
   Humana*                                    803              41
   Idexx Laboratories*                      3,016             231

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   ImClone Systems*                         4,500       $     180
   IMS Health                               2,823              76
   Invitrogen*                                810              52
   Johnson & Johnson                       61,904           3,728
   Kinetic Concepts*                          900              35
   King Pharmaceuticals (B)*               82,384           1,465
   Laboratory of America Holdings (B)*      7,879             468
   Lincare Holdings (B)*                    4,490             167
   Manor Care                               1,287              60
   Matria Healthcare*                       2,000              58
   McKesson                                15,917             788
   Medco Health Solutions*                 33,045           1,781
   Medimmune*                              65,214           2,075
   Medtronic (B)                          103,050           5,203
   Merck                                  142,924           4,758
   Millennium Pharmaceuticals*              9,600              82
   Millipore*                               4,409             306
   Mylan Laboratories (B)                  30,113             630
   Omnicare                                11,555             536
   PDL BioPharma*                           7,590             154
   Pfizer                                 485,479          11,486
   Pharmaceutical Product Development       4,818             175
   PolyMedica                               6,000             230
   Quest Diagnostics                        5,211             290
   Resmed (B)*                              4,532             206
   Respironics*                             4,939             168
   Schering-Plough                         17,468             333
   Sepracor*                                  836              43
   St. Jude Medical*                       58,855           2,007
   Stryker                                 66,846           2,935
   Techne (B)*                              6,161             337
   Tenet Healthcare*                       19,500             154
   Thermo Electron*                         3,429             126
   UnitedHealth Group                     108,407           4,766
   Universal Health Services, Cl B         11,881             603
   Varian Medical Systems (B)*              3,587             168
   VCA Antech*                              6,858             207
   Waters*                                 18,516             771
   Watson Pharmaceuticals*                  8,835             224
   WellPoint*                               5,960             427
   West Pharmaceutical Services               334              11
   Wyeth (B)                               75,894           3,471
   Zimmer Holdings*                        94,120           5,699
                                                        ---------
                                                          100,787
                                                        ---------
INDUSTRIALS -- 8.4%
   3M                                      30,386           2,542
   Actuant, Cl A                              200              12
   Adesa                                      726              17
   Alexander & Baldwin                      1,374              62
   Alliant Techsystems*                       122              10
   American Standard                        2,800             119
   Ametek                                     809              37

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            15

STATEMENT OF NET ASSETS

May 31,2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   AMR (B)*                                 6,416       $     158
   Applied Industrial Technologies          2,400              93
   Aramark, Cl B                            4,454             146
   Armor Holdings (B)*                      5,759             329
   Avery Dennison                           1,901             113
   Boeing                                   5,030             419
   Brink's                                  3,000             165
   Burlington Northern Santa Fe            16,585           1,284
   Caterpillar                              4,267             311
   Cendant                                 59,700             965
   CH Robinson Worldwide                    9,887             435
   ChoicePoint*                             4,207             187
   Cintas                                     600              25
   Con-way                                  5,588             330
   Corporate Executive Board                3,222             328
   CSX                                     14,994           1,003
   Cummins (B)                             17,900           1,973
   Danaher                                  2,330             149
   Deere (B)                               13,092           1,121
   Dover                                    8,064             394
   Dun & Bradstreet*                          207              15
   Eaton                                   17,291           1,272
   Emerson Electric                        13,911           1,148
   Equifax                                  6,440             232
   Expeditors International Washington     63,307           6,233
   Fastenal (B)                             8,868             381
   FedEx                                    5,300             579
   General Dynamics                        14,474             921
   General Electric                       313,143          10,728
   Goodrich                                 1,014              43
   Harsco                                   6,200             502
   Herman Miller                           13,669             399
   HNI (B)                                  5,787             302
   Honeywell International (B)             55,318           2,278
   Illinois Tool Works                        600              30
   Ingersoll-Rand, Cl A (B)                20,061             875
   ITT Industries                           8,460             441
   Jacobs Engineering Group*                2,210             172
   JB Hunt Transport Services               1,400              34
   JetBlue Airways (B)*                    14,400             150
   L-3 Communications Holdings                207              15
   Laidlaw International*                  10,300             260
   Landstar System                          1,700              75
   Lockheed Martin (B)                     32,085           2,326
   Manpower                                 2,000             132
   Masco (B)                               17,700             549
   Monster Worldwide*                       1,200              59
   MSC Industrial Direct, Cl A              2,700             125
   Navistar International (B)*             16,300             433
   NCI Building Systems (B)*                2,100             127
   Norfolk Southern                         2,987             158
   Northrop Grumman                        48,875           3,161
   Paccar                                  13,366           1,027

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Pall                                     1,094       $      33
   Parker Hannifin                          6,500             507
   Pitney Bowes                             4,044             165
   Precision Castparts                      6,525             376
   Raytheon                                40,688           1,866
   Republic Services                        1,709              70
   Robert Half International               10,700             439
   Rockwell Automation                     12,696             867
   Rockwell Collins                         4,932             269
   Roper Industries                         2,752             129
   RR Donnelley & Sons                      9,780             315
   Ryder System                            11,800             638
   Southwest Airlines                      16,900             272
   SPX                                        729              38
   Stericycle*                              3,601             240
   Teleflex                                 2,722             167
   Terex*                                   1,000              92
   Textron                                  1,800             164
   Thomas & Betts*                         11,768             677
   Union Pacific                            3,781             351
   United Parcel Service, Cl B (B)        105,174           8,472
   United Technologies                     33,729           2,109
   USG*                                       500              46
   Waste Management                        11,100             406
   WW Grainger                              4,136             298
   YRC Worldwide*                             214               8
                                                        ---------
                                                           66,923
                                                        ---------
INFORMATION TECHNOLOGY -- 16.1%
   ADC Telecommunications (B)*              1,954              35
   Adobe Systems                            4,632             133
   Advanced Micro Devices*                  6,600             204
   Affiliated Computer Services, Cl A*      1,200              60
   Agere Systems*                           8,329             124
   Agilent Technologies*                   20,387             711
   Akamai Technologies (B)*                 4,194             131
   Alliance Data Systems*                   3,400             180
   Altera (B)*                             12,859             251
   Amphenol, Cl A                           1,730              96
   Analog Devices                          11,065             373
   Andrew*                                  3,867              39
   Apple Computer*                         13,017             778
   Applied Materials*                      72,040           1,218
   Arrow Electronics*                      13,175             428
   Autodesk                                 4,419             161
   Automatic Data Processing                6,946             316
   Avaya*                                   8,607             102
   Avnet*                                   9,540             211
   Black Box                                  660              34
   BMC Software (B)*                       14,821             299
   Broadcom, Cl A*                         12,137             410
   CA                                         736              16
   Cadence Design Systems*                  8,297             150

--------------------------------------------------------------------------------
16            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   CDW                                      1,416       $      79
   Ceridian (B)*                           12,858             313
   CheckFree*                                 551              27
   Cisco Systems*                         193,890           3,816
   Citrix Systems*                          3,697             139
   Computer Sciences*                      22,100           1,243
   Comverse Technology*                       729              16
   Convergys*                              30,900             576
   Corning*                                 9,755             237
   Dell*                                   79,662           2,022
   DST Systems (B)*                         5,122             301
   eBay (B)*                              199,000           6,529
   Electronic Arts*                        36,239           1,525
   Electronic Data Systems (B)             17,700             434
   EMC*                                   148,449           1,900
   Fair Isaac                              17,639             627
   Fidelity National Information Services   6,407             235
   First Data                             218,212          10,062
   Fiserv (B)*                             36,407           1,571
   Flextronics International*               9,015             101
   Freescale Semiconductor, Cl B*          16,287             508
   Global Payments                          3,774             176
   Google, Cl A*                           20,080           7,466
   Harris                                   8,302             338
   Hewlett-Packard                        283,405           9,177
   Hyperion Solutions*                        521              15
   Ingram Micro, Cl A*                      1,600              28
   Intel                                  136,612           2,462
   International Business Machines         50,076           4,001
   Intersil, Cl A (B)                       9,867             265
   Intuit (B)*                             97,596           5,396
   Iron Mountain (B)*                       9,680             358
   Jabil Circuit*                           7,616             265
   Kla-Tencor                               3,043             125
   Lam Research (B)*                        5,467             245
   Lexmark International, Cl A (B)*        15,100             864
   Linear Technology (B)                   56,321           1,901
   LSI Logic*                              61,000             594
   Marvell Technology Group (B)*            3,150             150
   Maxim Integrated Products               35,180           1,081
   MEMC Electronic Materials (B)*           2,654              93
   Mettler Toledo International*            1,465              95
   Micrel (B)*                              7,276              82
   Microchip Technology                     1,214              42
   Micron Technology (B)*                  13,087             217
   Microsoft                              307,064           6,955
   MicroStrategy, Cl A*                     1,070             101
   Molex                                    3,500             124
   Motorola                               114,724           2,420
   National Instruments                     1,000              28
   National Semiconductor (B)              41,205           1,058
   NAVTEQ (B)*                             88,000           3,674
   Network Appliance (B)*                   2,174              70

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Novellus Systems*                        3,409       $      79
   Nvidia*                                  5,530             127
   Oracle*                                 23,511             334
   Paychex                                163,743           6,011
   QLogic*                                 14,618             261
   Qualcomm                               294,536          13,316
   Red Hat (B)*                             7,590             199
   Reynolds & Reynolds, Cl A                2,346              66
   Sabre Holdings, Cl A                    41,619             891
   Salesforce.com*                          2,638              78
   SanDisk (B)*                            91,565           5,152
   Sanmina-SCI*                            34,739             163
   Seagate Technology                     185,000           4,320
   Solectron*                              51,000             182
   Sybase (B)*                             27,992             570
   Symantec*                               11,240             175
   Synopsys*                               31,509             644
   Tech Data*                              26,466             961
   Tektronix                                5,600             174
   Teradyne (B)*                            7,223             112
   Texas Instruments                       56,443           1,763
   Vishay Intertechnology (B)*             28,200             458
   Western Digital*                        44,114             898
   Xerox (B)*                              33,679             462
   Xilinx (B)                              21,600             562
   Yahoo! (B)*                             64,017           2,022
   Zebra Technologies, Cl A*                  700              25
                                                        ---------
                                                          128,592
                                                        ---------
MATERIALS -- 2.6%
   Airgas                                   2,500              96
   Albemarle                                  600              29
   Alcoa                                   19,700             625
   Allegheny Technologies                   1,500              95
   Ashland                                    116               7
   Bemis                                    7,500             228
   Cabot (B)                                4,000             132
   Cleveland-Cliffs (B)                     2,900             213
   Cytec Industries                         2,200             127
   Dow Chemical                            30,440           1,214
   E.I. du Pont de Nemours                 12,765             543
   Eagle Materials (B)                     19,426             947
   Eastman Chemical                        11,100             626
   Ecolab (B)                               6,233             241
   Engelhard                                1,500              58
   Freeport-McMoRan Copper & Gold,
      Cl B (B)                              8,103             454
   International Paper                      4,637             157
   Louisiana-Pacific                       13,900             337
   Lubrizol                                22,006             889
   Martin Marietta Materials               13,394           1,226
   MeadWestvaco                            23,958             656
   Monsanto                                   496              42

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            17

STATEMENT OF NET ASSETS

May 31,2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Mosaic (B)*                              4,500       $      70
   Newmont Mining                           3,400             177
   Nucor (B)                               15,100           1,590
   Pactiv*                                 15,900             392
   Phelps Dodge                            12,800           1,097
   PPG Industries                          26,899           1,731
   Praxair                                 87,651           4,619
   Quanex                                     300              12
   Reliance Steel & Aluminum                2,600             210
   Rohm & Haas                              9,700             489
   Scotts Miracle-Gro, Cl A                 3,659             160
   Sealed Air                               2,480             128
   Sigma-Aldrich                              314              22
   Smurfit-Stone Container (B)*            22,900             274
   Sonoco Products                          2,616              83
   Southern Copper                            400              34
   Temple-Inland                            1,945              84
   Vulcan Materials                         3,601             281
   Weyerhaeuser                            12,651             809
                                                        ---------
                                                           21,204
                                                        ---------
TELECOMMUNICATION SERVICES -- 3.4%
   Alltel                                  10,035             621
   American Tower, Cl A*                   42,907           1,329
   AT&T (B)                               263,502           6,867
   BellSouth                              117,190           3,957
   CenturyTel                              25,829             923
   Citizens Communications                 20,918             265
   Crown Castle International (B)*         64,084           2,036
   Embarq                                   1,611              67
   Nextel Partners, Cl A*                   4,390             125
   NII Holdings*                              930              51
   Sprint Nextel                          207,218           4,395
   Verizon Communications                 209,895           6,551
                                                        ---------
                                                           27,187
                                                        ---------
UTILITIES -- 2.8%
   AGL Resources                            1,410              52
   Allegheny Energy*                          522              19
   Alliant Energy                           9,400             323
   Ameren (B)                               2,459             122
   American Electric Power                 71,453           2,449
   Aqua America                             9,786             230
   CenterPoint Energy                      22,500             270
   CMS Energy (B)*                         11,000             141
   Consolidated Edison                      2,467             109
   Constellation Energy Group (B)          13,271             686
   Dominion Resources (B)                   6,452             468
   DPL                                        219               6
   DTE Energy (B)                          42,032           1,699
   Duke Energy (B)                         49,125           1,386
   Edison International                    20,932             821

--------------------------------------------------------------------------------
                               Shares/Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Energy East                                603       $      14
   Entergy                                 11,499             806
   Equitable Resources                     10,768             362
   Exelon                                   3,454             196
   FirstEnergy                             41,103           2,155
   FPL Group                                2,052              82
   Great Plains Energy                      1,232              34
   MDU Resources Group                      9,014             320
   National Fuel Gas                        4,100             147
   Northeast Utilities                      4,504              91
   NRG Energy (B)*                         12,443             619
   NSTAR                                      368              10
   OGE Energy                                 807              25
   Oneok                                      655              22
   Pepco Holdings (B)                      23,600             542
   PG&E (B)                                24,519             973
   Pinnacle West Capital (B)               19,700             776
   PPL                                     14,165             422
   Progress Energy (B)                     29,100           1,223
   Public Service Enterprise Group          8,420             537
   Puget Energy                             1,530              32
   Questar                                  5,574             411
   SCANA                                    5,781             220
   Sempra Energy                           10,789             485
   Southern                                 4,539             145
   Southern Union (B)                       8,600             211
   TECO Energy                                561               9
   TXU                                     31,475           1,804
   Wisconsin Energy                         4,700             187
   WPS Resources                              652              32
   Xcel Energy (B)                         50,845             954
                                                        ---------
                                                           22,627
                                                        ---------
Total Common Stock
   (Cost $719,201) ($ Thousands)                          785,016
                                                        ---------

CORPORATE OBLIGATIONS (C) -- 6.7%
FINANCIALS -- 6.7%
   Allstate Life Global Funding II MTN
      (E) (F)
        5.101%, 06/15/07                  $   795             795
   American General Finance (E) (F)
        5.111%, 06/15/07                    2,505           2,504
   American General Finance MTN, Ser F
        5.875%, 07/14/06                      173             176
   Bear Stearns, EXL (E)
        5.091%, 06/15/07                    3,075           3,075
   Caterpillar Financial Services MTN,
      Ser F (E)
        5.148%, 07/10/06                      864             864
   Countrywide Financial MTN, Ser A (E)
        5.210%, 11/03/06                    1,814           1,814
        4.960%, 09/13/06                    3,196           3,196

--------------------------------------------------------------------------------
18            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Dekabank (E) (F)
        5.108%, 05/18/07                  $ 3,196       $   3,195
   Glintnir Bank (E) (F)
        5.180%, 04/06/07                    2,591           2,591
   Irish Life & Permanent MTN,
      Ser X (E) (F)
        5.109%, 06/21/07                    2,297           2,297
   Islandsbanki (E) (F)
        5.131%, 03/22/07                    1,468           1,468
   Jackson National Life Funding (E) (F)
        5.080%, 05/02/07                    3,800           3,800
   Kaupthing Bank MTN (E) (F)
        5.141%, 03/20/07                    4,318           4,318
   Landsbanki Islands (E) (F)
        5.161%, 03/16/07                    3,282           3,282
   Morgan Stanley EXL (E)
        5.190%, 06/04/07                      605             605
   Morgan Stanley EXL, Ser S (E)
        5.150%, 06/04/07                      864             864
   Natexis Banques (E) (F)
        5.060%, 06/15/07                    1,684           1,684
   Nationwide Building Society (E) (F)
        5.160%, 05/09/07                    1,727           1,727
        5.020%, 04/27/07                      950             950
   Nordbank (E) (F)
        5.080%, 06/25/07                    2,937           2,936
   Northern Rock (E) (F)
        5.170%, 06/04/07                    1,779           1,779
   Pacific Life Global Funding (E) (F)
        5.101%, 06/14/07                    1,296           1,296
   Premium Asset Trust,
      Ser 2004-06 (E) (F)
        5.190%, 06/30/06                    1,641           1,642
   Premium Asset Trust,
      Ser 2004-10 (E) (F)
        5.120%, 06/15/07                    2,418           2,418
   SLM EXL, Ser S (E) (F)
        5.081%, 06/15/07                    1,900           1,900
   Sigma Finance MTN (F)
        4.745%, 11/09/06                      933             933
   Skandinav Enskilda Bank (E) (F)
        5.077%, 05/18/07                    1,900           1,900
                                                        ---------
Total Corporate Obligations
   (Cost $54,009) ($ Thousands)                            54,009
                                                        ---------

COMMERCIAL PAPER (C) (D) -- 3.7%
   Brahms Funding
        5.051%, 06/01/06                    1,727           1,721
   Broadhollow Funding
        5.081%, 06/09/06                      432             430
        5.079%, 06/26/06                    1,036           1,033
        5.073%, 06/19/06                    1,468           1,462
        5.062%, 06/05/06                      864             860

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Buckingham CDO
        5.092%, 06/23/06                  $   864       $     860
        5.087%, 06/08/06                    1,727           1,722
   Elysian Funding LLC
        5.170%, 07/10/06                    1,727           1,712
        5.134%, 06/30/06                      864             856
        5.123%, 06/05/06                      864             860
   Hardwood Street Funding II
        5.074%, 06/13/06                      152             151
   KKR Pacific Funding Trust
        5.082%, 06/22/06                    1,727           1,720
        5.082%, 06/23/06                      864             860
        5.081%, 06/07/06                    1,727           1,720
   Main Street Warehouse Funding
        5.090%, 06/16/06                    1,036           1,032
        5.079%, 06/05/06                      864             861
        5.078%, 06/02/06                      155             155
   Ocala Funding LLC
        5.112%, 06/30/06                      259             258
        5.092%, 06/09/06                    2,733           2,721
   Park Granada LLC
        5.045%, 06/29/06                      864             856
   Rams Funding
        5.094%, 06/14/06                    2,013           2,004
        5.091%, 06/21/06                    1,727           1,720
   Rhineland Funding Capital
        5.026%, 06/26/06                    1,727           1,708
   Thornburg Mortgage Capital Resource
        5.092%, 06/19/06                    1,209           1,204
        5.092%, 06/23/06                      560             557
   Transamerica Securities
        5.100%, 06/28/06                      696             692
                                                        ---------
Total Commercial Paper
   (Cost $29,735) ($ Thousands)                            29,735
                                                        ---------

ASSET-BACKED SECURITIES (C) (E) (F) -- 1.2%
MORTGAGE RELATED SECURITIES -- 1.2%
   Cheyne High Grade, Ser 2004-1A,
      Cl AM1
        5.180%, 11/10/06                      864             864
   Commodore, Ser 2003-2A, Cl A1MM
        4.970%, 12/12/38                      795             795
   Duke Funding, Ser 2004-6B, Cl A1S1
        5.093%, 04/08/39                    1,295           1,295
   Newcastle CDO Limited,
      Ser 2005-6A, Cl IM1
        5.142%, 11/27/06                      345             345
   Park Place Securities NIM Trust,
      Ser 2004-MM1, Cl AM6
        5.111%, 11/27/06                    1,056           1,056
   RMAC, Ser 2004-NS3A, Cl A1
        5.080%, 03/12/25                      309             309

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            19

STATEMENT OF NET ASSETS

May 31,2006
--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                  ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Saturn Ventures II
        5.129%, 08/07/06                  $ 1,612       $   1,612
   TIAA Real Estate CDO,
      Ser 2003 1A, Cl A1MM
        5.030%, 03/28/07                    1,115           1,115
   Whitehawk CDO Funding, Ser 2004-1A,
      Cl AMMD
        4.930%, 06/15/06                      432             432
   Whitehawk CDO Funding, Ser 2004-1A,
      Cl AMME
        4.930%, 09/15/06                      259             259
   Witherspoon CDO Funding
        5.091%, 09/15/06                    1,209           1,209
                                                        ---------
Total Asset-Backed Securities
   (Cost $9,291) ($ Thousands)                              9,291
                                                        ---------

FOREIGN COMMON STOCK -- 0.9%
   Alcan                                    2,400             126
   IPSCO                                    1,200             114
   Petro-Canada                            11,800             542
   Research In Motion*                     37,330           2,422
   Shaw Communications, Cl B               18,600             519
   Suncor Energy                           36,792           2,985
   Talisman Energy                         29,700             546
                                                        ---------
Total Foreign Common Stock
   (Cost $6,533) ($ Thousands)                              7,254
                                                        ---------

CASH EQUIVALENTS -- 0.8%
   First Union Cash Management
      Program, 4.536%**                 1,309,381           1,309
   SEI Daily Income Trust, Prime
      Obligation Fund, Cl A,
      4.980%**++                        5,375,685           5,376
                                                        ---------
Total Cash Equivalents
   (Cost $6,685) ($ Thousands)                              6,685
                                                        ---------

MASTER NOTE (C) (D) -- 0.5%
   Bank of America
        5.133%, 06/01/06                    4,318           4,318
                                                        ---------
Total Master Note
   (Cost $4,318) ($ Thousands)                              4,318
                                                        ---------

TIME DEPOSIT (C) -- 0.4%
   Societe General
        5.080%, 06/01/06                    3,455           3,455
                                                        ---------
Total Time Deposit
   (Cost $3,455) ($ Thousands)                              3,455
                                                        ---------

U.S. TREASURY OBLIGATION (D) -- 0.1%
   U.S. Treasury Bill
        4.705%, 08/24/06                      500             494
                                                        ---------
Total U.S. Treasury Obligation
   (Cost $495) ($ Thousands)                                  494
                                                        ---------



--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (C) (E) -- 0.1%
   U.S. Trust of New York
        5.121%, 03/13/07                  $   691       $     691
                                                        ---------
Total Certificate of Deposit
   (Cost $691) ($ Thousands)                                  691
                                                        ---------

                                        Number of
                                         Warrants
                                        ---------
WARRANTS -- 0.0%
   Lucent Technologies, Expires 12/10/07*     758              --
                                                        ---------
Total Warrants
   (Cost $--) ($ Thousands)                                    --
                                                        ---------

REPURCHASE AGREEMENTS (A) (C) -- 2.6%
   Barclays Capital
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $4,629,267
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $95,888-$3,454,815, 0.000%-
     4.300%, 04/09/07-05/12/08,
     total market value $4,721,263)         4,629           4,629
   Deutsche Bank
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $5,709,860
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $31,802-$1,734,490, 0.000%-
     5.600%, 08/29/06-10/29/18,
     total market value $5,823,277)         5,709           5,709
   Lehman Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $10,434,029
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $1,209,012-$10,364,445, 8.125%-
     9.375%, 10/15/19-01/15/30,
     total market value $10,641,241)       10,433          10,433
                                                        ---------
Total Repurchase Agreements
   (Cost $20,771) ($ Thousands)                            20,771
                                                        ---------
Total Investments -- 115.0%
   (Cost $855,184) ($ Thousands)                          921,719
                                                        ---------

--------------------------------------------------------------------------------
20            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                            Value
Description                                         ($ Thousands)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (15.0)%
Payable upon Return of Securities on Loan               $(122,270)
Payable for Investment Securities Purchased                  (520)
Investment Advisory Fees Payable                             (132)
Trustees' Fees Payable                                         (4)
Other Assets and Liabilities, Net                           2,424
                                                        ---------
Total Other Assets and Liabilities                       (120,502)
                                                        ---------
Net Assets -- 100.0%                                    $ 801,217
                                                        =========

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)            $ 954,242
Undistributed net investment income                         2,683
Accumulated net realized loss on investments             (222,243)
Net unrealized appreciation on investments                 66,535
                                                        ---------
Net Assets                                              $ 801,217
                                                        =========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($801,216,902 / 47,334,656 shares)                      $16.93
                                                           ======

* Non-income producing security.
** Rate shown is the 7-day effective yield as of May 31, 2006.
+  Real Estate Investment Trust.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) Tri-Party Repurchase Agreement.
(B) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $120,128 ($ Thousands).
(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2006 was $122,270 ($ Thousands).
(D) The rate reported is the effective yield at time of purchase.
(E) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(F) This security was sold within the terms of private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
ADR -- American Depositary Receipt
CDO -- Collateralized Debt Obligation
Cl -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
Ser -- Series
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            21

STATEMENT OF NET ASSETS


Large Cap Disciplined Equity Fund

May 31, 2006
--------------------------------------------------------------------------------
[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:
SECTOR WEIGHTINGS (UNAUDITED)++:
20.4% Financials
10.9% Information Technology
10.8% Asset-Backed Securities
 9.2% Health Care
 8.0% Industrials
 7.4% Energy
 7.2% Consumer Discretionary
 6.3% U.S. Government Obligations
 5.6% Consumer Staples
 4.2% Short-Term Investments
 3.7% Commercial Paper
 2.1% Utilities
 2.1% Telecommunication Services
 1.9% Materials
 0.1% U.S. Treasury Obligations
 0.1% Certificate of Deposit
 0.0% Purchased Options
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK  -- 78.0%
CONSUMER DISCRETIONARY -- 7.9%
   Amazon.com (B)*                         18,300      $      633
   American Eagle Outfitters              165,900           5,417
   Apollo Group, Cl A*                      2,900             152
   Applebee's International                14,800             299
   Autonation (B)*                         70,481           1,529
   Autozone*                                1,800             163
   Bed Bath & Beyond*                       9,900             348
   Best Buy                                90,505           4,797
   Big Lots*                                4,600              75
   Black & Decker (B)                      56,971           4,954
   Brinker International                   30,200           1,108
   Brunswick                                3,900             140
   Building Material Holding (B)           35,000             998
   Carnival (B)                            87,589           3,496
   CBS, Cl B (B)                          208,940           5,414
   Centex                                  18,886             901
   Circuit City Stores                     99,200           2,981
   Clear Channel Communications            15,000             462
   Coach*                                 297,100           8,640
   Comcast, Cl A (B)*                     449,118          14,430
   Darden Restaurants (B)                 207,063           7,332
   Dillard's, Cl A                         10,300             280
   DIRECTV Group (B)*                     866,149          15,210
   Dollar General                           3,400              55
   DR Horton                               39,283           1,036
   E.W. Scripps, Cl A                       2,400             111
   Eastman Kodak                            5,800             140
   EchoStar Communications, Cl A (B)*     470,962          14,096
   Family Dollar Stores                     2,900              72
   Federated Department Stores             50,063           3,646
   Ford Motor (B)                         240,493           1,722
   Fortune Brands                         207,719          15,371
   Fossil*                                  9,300             170
   Gannett (B)                            107,900           5,828
   Gap                                     17,100             311
   General Motors                           8,500             229

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Genuine Parts                           38,000      $    1,636
   Goodyear Tire & Rubber (B)*             37,300             474
   H&R Block (B)                           33,936             772
   Harley-Davidson                         62,600           3,121
   Harman International Industries         11,900           1,008
   Harrah's Entertainment (B)              19,400           1,475
   Hasbro                                  92,026           1,706
   Hilton Hotels                           18,418             506
   Home Depot (B)                       1,261,046          48,071
   International Game Technology           26,700             994
   J.C. Penney (B)                        431,327          26,207
   Johnson Controls                        25,912           2,207
   Jones Apparel Group                      2,100              68
   KB Home (B)                             46,900           2,401
   Knight Ridder                            1,600              99
   Kohl's*                                  6,900             370
   Leggett & Platt                          3,800              96
   Lennar, Cl A                             5,300             254
   Limited Brands                          30,429             826
   Liz Claiborne                           32,200           1,245
   Lowe's (B)                             429,268          26,735
   Marriott International, Cl A (B)       240,966          17,429
   Mattel                                  12,000             202
   McDonald's                             518,832          17,210
   McGraw-Hill                             45,400           2,343
   Meredith                                11,200             561
   New York Times, Cl A                     2,800              68
   Newell Rubbermaid                        6,600             175
   News, Cl A*                            177,948           3,393
   Nike, Cl B                               6,800             546
   Nordstrom                              181,926           6,700
   NVR (B)*                                11,999           7,307
   Office Depot*                          155,300           6,456
   OfficeMax                                5,800             240
   Omnicom Group                            4,200             399
   PetSmart (B)                            17,600             470
   Pulte Homes                             20,316             660
   RadioShack                               3,400              57
   Sears Holdings*                          7,694           1,168
   Select Comfort (B)*                     26,600             871
   Sherwin-Williams                        25,000           1,209
   Snap-On                                  2,200              92
   Sonic*                                  19,500             426
   Stanley Works (B)                        8,500             413
   Staples                                 30,572             718
   Starbucks (B)*                         205,108           7,312
   Starwood Hotels & Resorts Worldwide     28,663           1,751
   Steven Madden (B)                        4,350             139
   Target (B)                             410,584          20,086
   Tempur-Pedic International (B)*         53,600             738
   Tiffany                                 14,500             496
   Time Warner                          1,005,928          17,312
   TJX                                     11,900             282


--------------------------------------------------------------------------------
22            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Tribune (B)                             76,400      $    2,280
   Univision Communications, Cl A*        229,700           8,258
   VF (B)                                  65,644           4,131
   Walt Disney                            120,250           3,668
   Wendy's International                   48,500           2,924
   Whirlpool (B)                           28,301           2,545
   Yum! Brands                            143,500           7,232
                                                       ----------
                                                          391,084
                                                       ----------
CONSUMER STAPLES -- 6.2%
   Alberto-Culver                           9,600             447
   Albertson's                             27,000             692
   Altria Group (B)                       639,860          46,294
   Anheuser-Busch                          77,725           3,547
   Archer-Daniels-Midland                 353,963          14,714
   Avon Products                            5,900             187
   Brown-Forman, Cl B (B)                  40,100           3,060
   Campbell Soup                            8,900             313
   Casey's General Stores                   3,800              85
   Chattem*                                28,400             996
   Chiquita Brands International (B)      114,100           1,633
   Clorox (B)                              29,457           1,861
   Coca-Cola                              679,387          29,913
   Coca-Cola Enterprises (B)              172,357           3,389
   Colgate-Palmolive                       32,800           1,979
   ConAgra Foods                            6,300             142
   Constellation Brands, Cl A*              4,300             106
   Costco Wholesale (B)                    78,500           4,155
   CVS                                    105,100           2,932
   Dean Foods*                            146,712           5,238
   Energizer Holdings (B)*                  3,700             193
   Estee Lauder, Cl A                      10,300             422
   General Mills                           40,000           2,076
   Hershey                                  6,666             379
   HJ Heinz                                 4,500             191
   Kellogg                                 21,600           1,017
   Kimberly-Clark                         203,594          12,352
   Kraft Foods, Cl A (B)                    9,000             298
   Kroger (B)*                            788,237          15,851
   Loews - Carolina Group                 112,282           5,214
   McCormick                                1,800              62
   Pepsi Bottling Group                   214,280           6,716
   PepsiCo                                379,127          22,922
   Pilgrim's Pride (B)                     43,300           1,170
   Procter & Gamble                       737,231          39,995
   Reynolds American (B)                   92,200          10,137
   Safeway (B)                            632,969          14,925
   Sara Lee                                87,100           1,478
   Smithfield Foods (B)*                  128,963           3,587
   Supervalu                              142,338           4,151
   Sysco (B)                               33,872           1,036
   UST                                      2,300             101
   Wal-Mart Stores                        687,080          33,289

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Walgreen                               144,603      $    5,871
   Whole Foods Market (B)                  19,400           1,261
   WM Wrigley Jr                            2,700             123
                                                       ----------
                                                          306,500
                                                       ----------
ENERGY -- 8.2%
   Anadarko Petroleum (B)                 120,864           6,003
   Apache                                  96,500           6,261
   Baker Hughes                            26,700           2,304
   BJ Services (B)                        194,800           7,139
   Chesapeake Energy (B)                  254,700           7,791
   Chevron                                759,979          45,439
   ConocoPhillips (B)                     784,957          49,680
   Devon Energy                           185,424          10,636
   El Paso                                 14,300             223
   EOG Resources (B)                       81,100           5,325
   Exxon Mobil                          2,203,281         134,202
   Halliburton (B)                        193,764          14,453
   Helmerich & Payne                        8,500             559
   Hess (B)                                24,800           3,720
   Hugoton Royalty Trust*                     673              19
   Kerr-McGee                              15,611           1,668
   Kinder Morgan                           15,834           1,591
   Marathon Oil                           285,836          21,452
   Maverick Tube (B)*                      55,600           2,680
   Murphy Oil                               5,500             290
   Nabors Industries (B)*                  91,400           3,282
   National Oilwell Varco*                 24,700           1,632
   Noble                                   16,300           1,133
   Occidental Petroleum                   273,618          27,113
   Oil States International (B)*            5,700             198
   Parker Drilling*                         4,500              33
   Patterson-UTI Energy                    25,491             762
   Rowan                                    4,200             167
   Schlumberger (B)                       364,268          23,885
   SEACOR Holdings*                         9,000             734
   Sunoco                                  89,358           6,129
   Transocean*                             61,400           4,996
   Valero Energy                          147,100           9,025
   Weatherford International*              29,300           1,525
   Williams (B)                            65,000           1,469
   XTO Energy                              26,466           1,091
                                                       ----------
                                                          404,609
                                                       ----------
FINANCIALS -- 17.7%
   ACE (B)                                 91,843           4,755
   Aflac (B)                               50,900           2,382
   Allstate                               351,547          19,339
   AMBAC Financial Group                    2,900             232
   American Express                       218,146          11,858
   American Financial Group (B)            22,800             961
   American International Group           543,589          33,050


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            23

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Ameriprise Financial                    40,236      $    1,842
   AmSouth Bancorp (B)                     24,500             657
   AON                                    175,422           6,254
   Apartment Investment & Management,
      Cl A (B)                             29,200           1,263
   Archstone-Smith Trust+                  74,800           3,617
   Bank of America                      1,803,672          87,298
   Bank of New York                        64,500           2,143
   BB&T (B)                               137,100           5,699
   Bear Stearns                            35,211           4,709
   Boston Properties (B)                   12,700           1,075
   Capital One Financial (B)               70,021           5,796
   Charles Schwab                         291,000           4,848
   Chubb                                   61,500           3,108
   Cincinnati Financial                     4,500             206
   CIT Group                              184,600           9,488
   Citigroup                            1,994,169          98,313
   CNA Financial*                           5,000             163
   Colonial Properties Trust+               7,600             340
   Comerica                                61,500           3,367
   Compass Bancshares                       7,600             423
   Countrywide Financial                  137,962           5,281
   E*Trade Financial (B)*                 168,300           4,085
   Equity Office Properties Trust+         12,000             404
   Equity Residential+ (B)                 57,500           2,536
   Fannie Mae                             213,495          10,621
   Federated Investors, Cl B               63,900           2,052
   Fieldstone Investment+                  10,500             109
   Fifth Third Bancorp                     12,200             464
   First Horizon National                   2,900             116
   FirstFed Financial (B)*                  2,400             139
   Franklin Resources                      87,809           7,898
   Freddie Mac (B)                        145,417           8,731
   Genworth Financial, Cl A                95,100           3,185
   Golden West Financial                   16,842           1,231
   Goldman Sachs Group (B)                181,203          27,353
   Greenhill                                9,800             582
   Hartford Financial Services Group      120,764          10,620
   Horace Mann Educators                    8,700             146
   Hospitality Properties Trust+ (B)        9,500             401
   Host Hotels & Resorts+ (B)             571,762          11,475
   Huntington Bancshares                    7,100             167
   Investors Financial Services (B)        12,749             558
   Janus Capital Group                      7,600             137
   JPMorgan Chase                       1,616,856          68,943
   Keycorp                                150,400           5,372
   Kimco Realty+ (B)                       28,500           1,022
   LandAmerica Financial Group              6,100             408
   Legg Mason                              20,000           1,919
   Lehman Brothers Holdings (B)           447,204          29,788
   Lincoln National                        13,492             758
   Loews                                  885,232          30,080
   M&T Bank                                 5,000             575
   Marsh & McLennan                         9,200             258

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Marshall & Ilsley                        5,900      $      267
   MBIA                                     4,100             234
   Mellon Financial                        35,400           1,281
   Merrill Lynch (B)                      311,673          22,568
   Metlife (B)                            595,447          30,648
   MGIC Investment                        102,800           6,771
   Moody's                                194,970          10,197
   Morgan Stanley                         625,395          37,286
   National City                          170,416           6,285
   North Fork Bancorporation               92,519           2,727
   Northern Trust (B)                      25,300           1,415
   Plum Creek Timber+                       3,900             139
   PNC Financial Services Group            62,828           4,329
   Popular                                 15,800             306
   Principal Financial Group               35,600           1,946
   Progressive                            117,996           3,227
   Prologis+                               24,500           1,211
   Prudential Financial                   345,105          26,280
   Public Storage+                         29,900           2,143
   Radian Group                             5,500             336
   Regions Financial                       32,700           1,107
   Safeco (B)                              45,361           2,512
   Simon Property Group+ (B)               56,881           4,529
   SLM                                     30,600           1,645
   Sovereign Bancorp                       11,700             261
   St. Paul Travelers                     425,125          18,714
   State Street                            30,700           1,906
   SunTrust Banks                          52,200           3,952
   Synovus Financial                       15,200             400
   T Rowe Price Group                      48,764           3,857
   Thornburg Mortgage+ (B)                 33,200             906
   Torchmark                                2,900             171
   UnumProvident (B)                       53,900             968
   US Bancorp                             734,632          22,678
   Vornado Realty Trust (B)                22,000           1,978
   Wachovia                               869,938          46,542
   Washington Mutual (B)                  352,405          16,179
   Wells Fargo                            424,468          28,172
   WR Berkley                             244,528           8,404
   XL Capital, Cl A                         2,100             133
   Zions Bancorporation                    12,800           1,037
                                                       ----------
                                                          876,247
                                                       ----------
HEALTH CARE -- 10.3%
   Abbott Laboratories                    425,950          18,188
   Abraxis BioScience*                          1              --
   Aetna                                  204,588           7,868
   Allergan                                31,200           2,958
   AmerisourceBergen                      388,606          16,939
   Amgen*                                 399,001          26,968
   Analogic                                 2,200             126
   Applera - Applied Biosystems Group      54,100           1,601
   Barr Pharmaceuticals*                   13,700             722


--------------------------------------------------------------------------------
24            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Bausch & Lomb                            5,310      $      261
   Baxter International                   251,800           9,493
   Becton Dickinson                       195,776          11,831
   Biogen Idec (B)*                       199,100           9,284
   Biomet                                   5,100             180
   Boston Scientific*                     403,991           8,355
   Bristol-Myers Squibb (B)               120,647           2,962
   C.R. Bard                               32,804           2,428
   Cardinal Health                        357,115          23,895
   Caremark Rx*                            65,100           3,123
   Cigna                                  164,446          15,251
   Coventry Health Care*                   52,350           2,735
   Dade Behring Holdings                   19,789             737
   Eli Lilly                              288,819          14,915
   Emdeon*                                 54,600             634
   Express Scripts (B)*                   260,528          19,091
   First Horizon Pharmaceutical*           13,600             287
   Fisher Scientific International*        10,805             802
   Forest Laboratories*                     5,500             206
   Genentech*                               7,396             614
   Genzyme*                                29,000           1,725
   Gilead Sciences (B)*                   110,000           6,306
   HCA                                    186,200           8,277
   Health Management Associates, Cl A       4,100              85
   Health Net*                            260,196          11,194
   Henry Schein (B)*                       73,125           3,370
   Hospira*                                63,800           2,859
   Humana*                                109,600           5,549
   IMS Health                               2,800              76
   Johnson & Johnson                    1,363,884          82,133
   King Pharmaceuticals (B)*              272,600           4,847
   Laboratory of America Holdings (B)*     33,300           1,977
   Manor Care (B)                          17,800             827
   McKesson                               444,593          22,007
   Medco Health Solutions*                202,815          10,932
   Medimmune*                              64,400           2,049
   Medtronic (B)                          163,849           8,273
   Merck                                  453,894          15,110
   Millipore*                              43,600           3,026
   Mylan Laboratories (B)                  46,100             964
   Patterson*                               2,700              92
   PerkinElmer                              3,300              69
   Pfizer                               1,429,633          33,825
   PolyMedica                                 300              12
   Quest Diagnostics (B)                   58,400           3,255
   Schering-Plough                        177,500           3,383
   Sierra Health Services*                  7,500             309
   St. Jude Medical*                       27,244             929
   Stryker                                  9,500             417
   Thermo Electron (B)*                    32,300           1,187
   UnitedHealth Group                     300,622          13,215
   Waters*                                137,600           5,731
   Watson Pharmaceuticals*                  2,000              51

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   WellPoint*                             269,604      $   19,298
   Wyeth                                  649,765          29,720
   Zimmer Holdings*                         6,700             406
                                                       ----------
                                                          505,939
                                                       ----------
INDUSTRIALS -- 8.9%
   3M                                     149,044          12,469
   Actuant, Cl A                            2,900             171
   Allied Waste Industries (B)*            78,100             932
   American Power Conversion                4,100              81
   American Standard                        8,200             348
   AMR (B)*                               194,038           4,785
   Aramark, Cl B                           17,340             568
   Avery Dennison                           2,200             131
   Barnes Group                             2,800             116
   Boeing (B)                             401,362          33,413
   Burlington Northern Santa Fe           149,700          11,588
   Carlisle (B)                             5,300             430
   Caterpillar                            411,520          30,020
   Cendant                                189,300           3,061
   Cintas                                   2,600             110
   Cooper Industries, Cl A (B)             12,943           1,153
   CSX                                    108,492           7,260
   Cummins (B)                             38,960           4,294
   Danaher                                 11,800             756
   Deere                                   10,700             916
   Dover                                   25,500           1,245
   Eaton                                   32,100           2,361
   Emerson Electric                       225,789          18,632
   Equifax                                 65,300           2,356
   FedEx (B)                              123,177          13,460
   Fluor (B)                               14,500           1,271
   General Dynamics                       119,414           7,600
   General Electric                     2,520,855          86,364
   Goodrich                                41,365           1,763
   Granite Construction                     7,700             318
   Herman Miller                           39,600           1,157
   HNI (B)                                 11,243             587
   Honeywell International                203,053           8,362
   Illinois Tool Works                    106,600           5,293
   Ingersoll-Rand, Cl A                   197,866           8,629
   ITT Industries                          26,100           1,361
   L-3 Communications Holdings              3,800             277
   Lockheed Martin                        458,491          33,236
   Masco (B)                               34,191           1,061
   Monster Worldwide (B)*                  39,600           1,935
   MSC Industrial Direct, Cl A             12,465             576
   Navistar International*                  4,100             109
   Norfolk Southern                       107,685           5,681
   Northrop Grumman                       142,676           9,228
   Paccar (B)                             108,409           8,331
   Pall                                     1,900              57
   Parker Hannifin                         38,088           2,972


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            25

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Pitney Bowes                             7,300      $      298
   Raytheon (B)                           139,000           6,373
   Robert Half International (B)           80,084           3,287
   Rockwell Automation                     74,862           5,112
   Rockwell Collins                        31,900           1,742
   RR Donnelley & Sons                     79,200           2,549
   Ryder System                             7,200             389
   Southwest Airlines                      41,600             670
   Terex*                                  78,110           7,147
   Textron (B)                             48,600           4,419
   Thomas & Betts*                          2,400             138
   Timken                                  45,838           1,441
   Tyco International                     254,475           6,899
   Union Pacific                          203,041          18,842
   United Parcel Service, Cl B (B)        311,950          25,128
   United Technologies                    212,144          13,263
   Waste Management                        20,000             732
   WW Grainger                             18,414           1,329
   YRC Worldwide (B)*                       3,600             142
                                                       ----------
                                                          436,724
                                                       ----------
INFORMATION TECHNOLOGY -- 12.1%
   ADC Telecommunications (B)*             63,400           1,136
   Adobe Systems                           23,100             661
   Advanced Micro Devices (B)*            156,962           4,849
   Affiliated Computer Services, Cl A*      2,700             135
   Agilent Technologies (B)*              271,347           9,467
   Altera*                                  6,900             135
   Analog Devices                         128,400           4,331
   Andrew*                                  7,700              78
   Apple Computer*                        209,930          12,548
   Applied Materials (B)*                 621,200          10,504
   Applied Micro Circuits*                 23,600              69
   Ariba (B)*                              67,400             572
   Arrow Electronics*                     249,569           8,111
   Autodesk                               144,680           5,265
   Automatic Data Processing               66,453           3,022
   Avaya (B)*                              61,900             731
   Avnet*                                 357,802           7,900
   BMC Software (B)*                      154,600           3,115
   Broadcom, Cl A (B)*                    186,450           6,304
   CA                                      12,600             274
   Ciena*                                  18,800              79
   Cisco Systems*                       1,278,614          25,163
   Citrix Systems*                         80,600           3,029
   Computer Sciences*                      10,100             568
   Compuware*                              11,600              85
   Comverse Technology (B)*                24,400             549
   Convergys*                              17,300             322
   Corning*                               353,800           8,580
   Dell*                                1,003,162          25,460

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Digital River (B)*                      24,300      $    1,068
   Digitas*                                31,900             415
   eBay (B)*                              115,042           3,775
   Electronic Arts*                         3,300             139
   Electronic Data Systems (B)            658,155          16,138
   EMC*                                   952,225          12,188
   First Data                              44,303           2,043
   Fiserv (B)*                            163,900           7,072
   Freescale Semiconductor, Cl B*         594,826          18,565
   Gateway*                                34,100              59
   Google, Cl A*                           59,482          22,117
   Hewlett-Packard                      1,579,808          51,154
   Ingram Micro, Cl A*                     66,839           1,154
   Intel                                1,073,638          19,347
   International Business Machines        817,161          65,291
   Interwoven (B)*                         15,700             144
   Intuit*                                 95,064           5,256
   Itron*                                   5,600             335
   j2 Global Communications (B)*           83,800           2,226
   Jabil Circuit*                          86,900           3,026
   JDS Uniphase*                           53,800             163
   Kla-Tencor                               4,000             164
   Lexmark International, Cl A*            33,600           1,924
   Linear Technology                        7,600             257
   LSI Logic*                              45,100             439
   Lucent Technologies*                   147,400             376
   Maxim Integrated Products               22,100             679
   Micrel (B)*                             46,500             524
   Micron Technology (B)*                 117,200           1,941
   Microsoft                            2,738,037          62,017
   Molex                                   16,000             568
   Motorola                             1,751,165          36,932
   National Semiconductor                 350,378           8,998
   NCR*                                    52,300           2,044
   Network Appliance (B)*                  23,700             758
   Nvidia (B)*                            261,900           6,018
   Oracle*                                749,016          10,651
   Parametric Technology*                   5,100              68
   Paychex                                 39,800           1,461
   PMC - Sierra*                           29,700             286
   QLogic*                                161,700           2,891
   Qualcomm                               530,752          23,995
   Sabre Holdings, Cl A                    67,200           1,438
   SanDisk*                                41,700           2,346
   Sun Microsystems*                       66,300             309
   Symantec*                               12,700             198
   Synopsys*                               40,500             827
   Tech Data*                              30,087           1,092
   Tektronix                               30,600             953
   Tellabs*                               183,800           2,628
   Teradyne*                               35,300             550
   Texas Instruments (B)                  997,274          31,145



--------------------------------------------------------------------------------
26            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   VeriSign (B)*                           75,500      $    1,695
   Vignette*                               12,600             172
   Websense (B)*                           71,000           1,573
   Western Digital*                        15,400             313
   Xerox (B)*                             357,800           4,913
   Xilinx (B)                             123,100           3,201
   Yahoo! (B)*                            211,710           6,688
                                                       ----------
                                                          597,749
                                                       ----------
MATERIALS -- 2.1%
   Air Products & Chemicals                 6,300             409
   Alcoa                                  129,800           4,117
   Allegheny Technologies                  60,500           3,850
   Ashland                                 19,527           1,220
   Ball                                     2,700             101
   Bemis                                    2,200              67
   Celanese, Ser A                         85,451           1,684
   Cleveland-Cliffs (B)                    12,400             913
   Crown Holdings*                         51,396             829
   Dow Chemical                           709,841          28,301
   E.I. du Pont de Nemours                 31,091           1,322
   Eagle Materials (B)                     92,700           4,517
   Eastman Chemical (B)                    35,900           2,024
   Ecolab                                   5,000             194
   Engelhard                               32,200           1,253
   Florida Rock Industries                  1,800              95
   Freeport-McMoRan Copper & Gold,
      Cl B                                 37,432           2,096
   Hercules*                                6,800             105
   International Paper                     15,100             513
   Louisiana-Pacific (B)                   85,534           2,075
   Martin Marietta Materials               17,500           1,601
   MeadWestvaco                             2,800              77
   Monsanto                                81,510           6,860
   Mosaic (B)*                             25,300             394
   Newmont Mining                         238,903          12,459
   Nucor (B)                               32,900           3,463
   Phelps Dodge                           147,700          12,656
   PPG Industries                           2,200             142
   Praxair                                 11,580             610
   Quanex (B)                              24,450             961
   Reliance Steel & Aluminum               10,400             838
   Rohm & Haas                             14,200             716
   Sealed Air                               1,700              88
   Sigma-Aldrich                            1,600             111
   Temple-Inland                            8,900             383
   United States Steel (B)                 30,500           2,025
   Vulcan Materials                        58,100           4,535
   Weyerhaeuser                            14,400             921
                                                       ----------
                                                          104,525
                                                       ----------

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.3%
   Alltel                                  27,400      $    1,695
   AT&T (B)                             1,158,959          30,203
   BellSouth                              420,948          14,215
   CenturyTel                              71,300           2,549
   Citizens Communications                  5,600              71
   Embarq (B)                              78,249           3,261
   NII Holdings (B)*                       84,711           4,613
   Qwest Communications International*     51,700             363
   Sprint Nextel (B)                    1,598,687          33,908
   Verizon Communications (B)             731,988          22,845
                                                       ----------
                                                          113,723
                                                       ----------
UTILITIES -- 2.3%
   AES (B)*                               565,333          10,402
   Allegheny Energy*                      133,400           4,865
   Ameren                                   4,300             213
   American Electric Power                191,400           6,559
   CenterPoint Energy                      20,500             246
   CMS Energy (B)*                        100,900           1,296
   Consolidated Edison                      7,400             326
   Constellation Energy Group              13,103             677
   Dominion Resources (B)                   6,900             501
   DTE Energy (B)                          53,400           2,158
   Duke Energy (B)                        204,400           5,768
   Dynegy, Cl A*                           13,800              73
   Edison International                   399,211          15,665
   Entergy                                  4,800             336
   Exelon (B)                             130,482           7,387
   FirstEnergy                             52,800           2,768
   FPL Group (B)                           73,300           2,920
   KeySpan                                  3,100             124
   Nicor                                    2,600             107
   NiSource                                 4,900             107
   PG&E (B)                                80,404           3,190
   Pinnacle West Capital (B)               37,900           1,493
   PPL                                      9,100             271
   Progress Energy                          4,300             181
   Public Service Enterprise Group         72,015           4,589
   Sempra Energy                           56,030           2,520
   Southern (B)                            27,000             863
   TECO Energy (B)                         44,400             667
   TXU                                    652,835          37,407
   Westar Energy                            8,400             179
   Xcel Energy                             14,200             267
                                                       ----------
                                                          114,125
                                                       ----------
Total Common Stock
   (Cost $3,547,583) ($ Thousands)                      3,851,225
                                                       ----------



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            27

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  -- 11.9%
MORTGAGE RELATED SECURITIES -- 11.9%
   Ace Securities, Ser 2003-NC1,
      Cl M1 (E)
        5.861%, 06/25/06                  $ 3,600      $    3,616
   Ace Securities, Ser 2003-OP1,
      Cl M1 (E)
        5.781%, 06/26/06                    1,500           1,509
   Ace Securities, Ser 2005-HE7,
      Cl A1B2 (E)
        5.381%, 06/27/06                    4,009           4,012
   Adjustable Rate Mortgage NIM Trust,
      Ser 2005-4, Cl A (A)
        5.500%, 12/27/35                    1,368           1,339
   Adjustable Rate Mortgage Trust,
      Ser 2005-3, Cl 1A2 (E)
        4.640%, 06/25/06                      718             718
   Aegis Asset-Backed Securities Trust,
      Ser 2003-3, Cl M1 (E)
        5.781%, 06/25/06                    1,150           1,151
   American Home Mortgage Investment
      Trust, Ser 2005-1, Cl 6A (E)
        5.294%, 06/25/06                   20,042          19,779
   Ameriquest Mortgage Securities,
      Ser 2003-2, Cl M1 (E)
        5.981%, 06/25/06                    2,373           2,383
   Ameriquest Mortgage Securities,
      Ser 2004-R8, Cl A3 (E)
        5.381%, 09/25/34                    1,230           1,231
   Argent Securities, Ser 2003-W5,
      Cl M1 (E)
        5.781%, 06/25/06                    1,000           1,013
   Argent Securities, Ser 2003-W9,
      Cl M1 (E)
        5.771%, 06/26/06                    2,400           2,417
   Asset-Backed Funding NIM Trust,
      Ser 2005-HE2A, Cl N1 (A)
        6.000%, 07/26/35                    1,351           1,346
   Asset-Backed Funding NIM Trust,
      Ser 2005-WMC1, Cl N1 (A)
        5.900%, 07/26/35                      427             426
   Asset-Backed Securities Home Equity,
      Ser 2003-HE7, Cl M2 (E)
        6.831%, 06/15/06                    1,250           1,275
   Asset-Backed Securities Home Equity
      Loan Trust, Ser 2003-HE5, Cl M1 (E)
        5.831%, 06/15/06                    2,828           2,853
   Bear Stearns Asset-Backed Securities,
      Ser 2005-FR1, Cl A1 (A)
        5.000%, 06/25/35                      813             810
   Bear Stearns Asset-Backed Securities,
      Ser 2005-HE5N, Cl A1 (A)
        5.000%, 06/25/35                      324             323
   Bear Stearns Asset-Backed Securities,
      Ser 2006-PC1N, Cl A1 (A)
        5.500%, 12/25/35                    1,053           1,051

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Centex Home Equity, Ser 2004-B,
      Cl AF3 (H)
        2.946%, 05/25/28                  $   824      $      815
   Cheyne High Grade, Ser 2004-1A,
      Cl AM1 (A) (C) (E)
        5.180%, 11/10/06                    3,689           3,689
   Citifinancial Mortgage Securities,
      Ser 2004-1, Cl AF2 (H)
        2.645%, 06/01/06                    3,500           3,340
   Citigroup Mortgage Loan Trust,
      Ser 2005-HE4, Cl A2C (E)
        5.351%, 06/27/06                    8,916           8,933
   Commodore, Ser 2003-2A,
      Cl A1MM (A) (C) (E)
        4.970%, 12/12/38                    3,394           3,394
   Countrywide Alternative Loan Trust,
      Ser 2005-69, Cl M3 (E)
        6.231%, 06/27/06                    1,325           1,341
   Countrywide Alternative Loan Trust,
      Ser 2005-IM1, Cl M3 (E)
        7.081%, 06/27/06                    1,551           1,492
   Countrywide Asset-Backed Certificates,
      Ser 2003-2, Cl M2 (E)
        6.731%, 06/26/06                    3,183           3,197
   Countrywide Asset-Backed Certificates,
      Ser 2004-9, Cl AF3 (E)
        3.854%, 10/25/30                    3,693           3,669
   Countrywide Asset-Backed Certificates,
      Ser 2005-13N, Cl NOTE (A)
        6.000%, 11/25/36                      857             852
   Countrywide Asset-Backed Certificates,
      Ser 2005-7, Cl MV8 (E)
        6.531%, 06/27/06                    1,350           1,370
   Countrywide Asset-Backed Certificates,
      Ser 2006-S1, Cl A2
        5.549%, 08/25/21                    8,750           8,692
   Countrywide Home Equity Loan Trust,
      Ser 2006-D, Cl 2A (E)
        5.261%, 06/30/06                   14,365          14,377
   Countrywide Home Loans,
      Ser 2004-22, Cl A1 (E)
        5.104%, 06/01/06                    2,388           2,345
   Countrywide Home Loans,
      Ser 2005-HY10, Cl 1A1 (E)
        5.289%, 06/01/06                    5,926           5,886
   Countrywide Home Loans,
      Ser 2005-HYB9, Cl 1A1 (E)
        5.150%, 06/01/06                    3,598           3,556
   Countrywide Home Loans,
      Ser 2005-HYB9, Cl 1A2 (E)
        5.150%, 06/01/06                      720             711
   Countrywide Home Loans,
      Ser 2006-OA4, Cl M4 (E)
        5.901%, 06/27/06                    1,615           1,615

--------------------------------------------------------------------------------
28            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Countrywide Home Loans,
      Ser 2006-OA4, Cl M5 (E)
        5.951%, 06/27/06                  $ 1,100      $    1,100
   Countrywide Home Loans,
      Ser 2006-OA5, Cl 1M4 (E)
        6.131%, 06/27/06                    1,568           1,576
   Credit-Based Asset Servicing and
      Securities, Ser 2005-CB8,
      Cl AF1B (H)
        5.451%, 06/25/06                   13,938          13,857
   DSLA Mortgage Loan Trust,
      Ser 2004-AR2, Cl B2 (E)
        6.280%, 11/19/44                    1,849           1,849
   Duke Funding, Ser 2004-6B,
      Cl A1S1 (A) (C) (E)
        5.093%, 04/08/39                    5,534           5,534
   FBR Securitization Trust, Ser 2005-4,
      Cl M11 (E)
        7.081%, 06/27/06                    1,265           1,192
   FBR Securitization Trust, Ser 2005-4,
      Cl M12 (E)
        7.081%, 06/27/06                      984             966
   FBR Securitization Trust, Ser 2005-5,
      Cl M12 (E)
        7.331%, 06/27/06                    1,038           1,029
   First Franklin Mortgage Loan Asset,
      Ser 2003-FF4, Cl M3 (E)
        6.981%, 06/27/06                    1,400           1,413
   First Franklin Mortgage Loan Asset,
      Ser 2003-FF5, Cl M6 (E)
        8.581%, 06/25/06                    1,930           1,937
   First Franklin Mortgage Loan Asset,
      Ser 2005-FF10, Cl A4 (E)
        5.401%, 06/25/06                   25,000          25,060
   First Franklin Mortgage Loan Asset,
      Ser 2005-FF8A, Cl N1 (A)
        6.500%, 09/25/35                    2,072           2,059
   First Franklin Mortgage Loan Asset,
      Ser 2005-FF9, Cl A3 (E)
        5.361%, 06/25/06                   13,000          13,028
   First Franklin Mortgage Loan Asset,
      Ser 2005-FFH4, Cl N1 (A)
        5.682%, 12/25/35                      721             720
   First Horizon Alternative Mortgage,
      Ser 2005-AA3, Cl 3A1 (E)
        5.383%, 06/01/06                    1,354           1,337
   GE-WMC Mortgage Securities NIM Trust,
      Ser 2005-2A, Cl N1 (A)
        5.500%, 01/25/36                      262             261
   GMAC Matgage Corporation Loan Trust,
      Ser 2006-HE1, Cl A (E)
        5.291%, 06/30/06                   21,800          21,800
   GS Mortgage Securities, Ser 2006-GG6,
      Cl AM (E)
        5.622%, 04/10/38                   21,000          20,540

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   GSAA Home Equity Trust, Ser 2006-3N,
      Cl N1 (A)
        5.750%, 03/25/36                  $   720      $      719
   GSAA Home Equity Trust, Ser NI,
      Cl M9 (A)
        6.500%, 10/25/35                    3,251           3,265
   Gsamp Trust, Ser 2005-WM2N, Cl N (A)
        5.500%, 11/25/35                    1,227           1,215
   HSI Asset Securitization Trust,
      Ser 2005-I1, Cl 2A3 (E)
        5.371%, 06/27/06                   17,700          17,745
   HSI Asset Securitization Trust,
      Ser 2005-NC1, Cl 2A4 (E)
        5.401%, 06/25/06                    4,149           4,151
   Home Equity Asset Trust,
      Ser 2003-4, Cl M2 (E)
        6.981%, 06/25/06                    2,085           2,098
   Home Equity Asset Trust,
      Ser 2004-6N, Cl A (A)
        5.250%, 01/27/35                    2,134           2,109
   Home Equity Asset Trust,
      Ser 2004-7N, Cl A (A)
        4.500%, 02/27/35                    3,217           3,168
   Home Equity Asset Trust,
      Ser 2005-5N, Cl A (A)
        5.500%, 12/27/35                    2,468           2,431
   Home Equity Asset Trust,
      Ser 2005-6N, Cl A (A)
        6.000%, 01/27/36                      996             989
   Home Equity Asset Trust,
      Ser 2005-7N, Cl A (A)
        6.500%, 02/27/36                    1,529           1,513
   Home Equity Asset Trust,
      Ser 2006-1N, Cl 1A (A)
        6.500%, 05/27/36                    1,093           1,092
   IMPAC CMB Trust, Ser 2004-10,
      Cl 4M1 (E)
        5.681%, 03/25/35                    2,781           2,785
   IMPAC NIM Trust, Ser 2006-1,
      Cl N (A)
        6.000%, 03/25/36                    1,072           1,072
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR2, Cl M6 (E)
        6.831%, 04/25/46                    1,325           1,342
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR2, Cl M9 (E)
        6.831%, 06/25/06                    1,150             965
   Indymac Index Mortgage Loan Trust,
      Ser 2006-AR4, Cl M4 (E)
        5.781%, 06/25/06                      940             945
   Indymac Mortgage Loan Trust,
      Ser 2005-AR2, Cl 1A1 (E)
        4.918%, 06/01/06                    1,548           1,534

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            29

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Lehman XS NIM Trust, Ser 2005-5N,
      Cl A (A)
        7.000%, 11/28/35                  $ 1,537      $    1,531
   Lehman XS Trust, Ser 2005-5N,
      Cl M3 (E)
        6.081%, 06/25/06                    2,424           2,457
   Lehman XS Trust, Ser 2005-5N,
      Cl M4 (E)
        6.831%, 06/30/06                    3,000           2,907
   Lehman XS Trust, Ser 2005-7N,
      Cl M51 (E)
        6.331%, 12/25/35                      620             628
   Lehman XS Trust, Ser 2005-7N,
      Cl M7I (E)
        6.831%, 06/27/06                    1,350           1,296
   Lehman XS Trust, Ser 2005-9N,
      Cl M4 (E)
        6.481%, 06/30/06                      936             959
   Lehman XS Trust, Ser 2006-2N,
      Cl M5 (E)
        6.231%, 06/27/06                    1,221           1,245
   Long Beach Asset Holdings,
      Ser 2005-WL1, Cl N1 (A)
        5.193%, 06/25/45                    1,318           1,310
   Long Beach Asset Holdings,
      Ser 2006-2, Cl N1 (A)
        5.780%, 04/25/46                      822             822
   Long Beach Mortgage Loan Trust,
      Ser 2006-WL1, Cl 1A3 (E)
        5.411%, 06/27/06                    4,933           4,947
   Master Asset-Backed Securities NIM
      Trust, Ser 2006-CI13, Cl N1 (A)
        7.000%, 12/25/35                    3,033           3,033
   Master Asset-Backed Securities Trust,
      Ser 2002-OPT1, Cl M1 (E)
        6.231%, 06/27/06                    2,249           2,258
   Master Asset-Backed Securities Trust,
      Ser 2003-WMC2, Cl M1 (E)
        5.781%, 06/27/06                    1,666           1,670
   Merrill Lynch Mortgage Investors,
      Ser 2005-AR1N, Cl N1 (A)
        5.000%, 06/25/36                    3,335           3,300
   Merrill Lynch Mortgage Investors,
      Ser 2005-NCB, Cl A1A (E)
        5.451%, 06/01/06                    7,060           7,023
   Merrill Lynch Mortgage Investors,
      Ser 2006-1, Cl 1A (E)
        5.352%, 02/25/36                   13,407          13,332
   Morgan Stanley Capital I,
      Ser 2003-NC10, Cl M1 (E)
        5.761%, 06/27/06                    2,483           2,497
   Morgan Stanley Capital I,
      Ser 2003-NC10, Cl M2 (E)
        6.881%, 06/26/06                      850             860

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Morgan Stanley Capital I,
      Ser 2003-NC8, Cl M3 (E)
        7.181%, 06/25/06                  $ 1,750      $    1,769
   Morgan Stanley Dean Witter Capital I,
      Ser 2003-NC1, Cl M2 (E)
        7.131%, 06/27/06                    5,055           5,088
   Morgan Stanley Dean Witter Capital I,
      Ser 2003-NC4, Cl M2 (E)
        7.081%, 06/25/06                    1,150           1,158
   New Century Home Equity Loan Trust,
      Ser 2004-A, Cl AII3 (E)
        4.450%, 06/01/06                    4,500           4,456
   Newcastle CDO Limited, Ser 2005-6A,
      Cl IM1 (A) (C) (E)
        5.142%, 04/24/07                    1,476           1,475
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M10 (A) (E)
        7.581%, 06/27/06                      200             171
   Option One Mortgage Loan Trust,
      Ser 2006-1, Cl M11 (A) (E)
        7.581%, 06/27/06                      410             362
   Option One Mortgage Securities,
      Ser 2005-3A, Cl N1 (A)
        5.438%, 08/26/35                    1,686           1,672
   Ownit Mortgage Loan Asset-Backed
      Securities Trust, Ser 2006-1,
      Cl AF1 (H)
        5.424%, 12/25/36                   12,501          12,416
   Ownit Mortgage Loan NIM Trust,
      Ser 2005-4N, Cl N1 (A)
        5.000%, 08/25/36                    5,442           5,375
   Ownit Mortgage Loan NIM Trust,
      Ser 2005-5A, Cl N1 (A)
        5.500%, 10/25/36                      505             500
   Park Place Securities NIM Trust,
      Ser 2004-MM1, Cl AM6 (A) (C) (E)
        5.111%, 02/25/35                    4,508           4,508
   Park Place Securities NIM Trust,
      Ser 2004-WHQ1, Cl D (A)
        7.384%, 09/25/34                      545             545
   RMAC, Ser 2004-NS3A,
      Cl A1 (A) (C) (E)
        5.080%, 03/12/25                    1,321           1,321
   Residential Accredit Loans,
      Ser 2006-Q01, Cl 2A3 (E)
        5.481%, 06/27/06                    2,192           2,197
   Residential Accredit Loans,
      Ser 2006-Q04, Cl N1 (A)
        6.048%, 06/25/06                    1,600           1,600
   Residential Asset Securities,
      Ser 2003-KS4, Cl AI4
        3.490%, 02/25/31                    3,970           3,950
   Residential Asset Securities,
      Ser 2005-KS8, Cl A3 (E)
        5.341%, 08/25/35                    1,375           1,379

--------------------------------------------------------------------------------
30            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Residential Asset Securitization
      Trust, Ser 2004-IP2, Cl 3A1 (E)
        5.294%, 06/25/06                  $12,256      $   12,112
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2A (A) (E)
        5.181%, 06/25/06                    8,926           8,926
   Resmae Mortgage Loan Trust,
      Ser 2006-1, Cl A2B (A) (E)
        5.231%, 06/25/06                    5,900           5,900
   SB Finance NIM Trust, Ser 2005-HE3,
      Cl 2N1 (A)
        5.000%, 06/25/35                    3,704           3,673
   SB Finance NIM Trust, Ser 2005-HE3,
      Cl N1 (A)
        4.750%, 09/25/35                    4,351           4,311
   Saco I Trust, Ser 2005-10, Cl 2A1 (E)
        5.341%, 06/30/06                   11,736          11,760
   Saco I Trust, Ser 2005-9, Cl A1 (E)
        5.331%, 06/27/06                   13,296          13,300
   Saco I Trust, Ser 2005-WM3, Cl A1 (E)
        5.341%, 06/27/06                   12,046          12,049
   Sail NIM Notes, Ser 2004-2A, Cl A (A)
        5.500%, 03/27/34                    1,292             717
   Sail NIM Notes, Ser 2005-11A, Cl A (A)
        7.500%, 01/27/36                    1,585           1,575
   Sasco NIM Trust, Ser 2005-WF3A,
      Cl A (A)
        4.750%, 07/27/35                    1,763           1,751
   Saturn Ventures II (A) (C) (E)
        5.129%, 08/07/06                    6,885           6,885
   Sharps SP I LLC NIM Trust,
      Ser 2005-HE3N, Cl N (A)
        5.000%, 05/25/35                    1,690           1,686
   Sharps SP I LLC NIM Trust,
      Ser 2005-HE5N, Cl A1 (A)
        5.800%, 08/25/35                    3,536           3,501
   Sharps SP I LLC NIM Trust,
      Ser 2005-WF1N, Cl NA (A)
        6.150%, 05/25/35                    2,357           2,333
   Soundview Home Equity Loan Trust,
      Ser 2005-OPT4, Cl M8 (E)
        7.581%, 06/25/06                      850             765
   Soundview NIM Trust, Ser 2005-OPT4,
      Cl N1 (A)
        5.682%, 12/25/35                      519             518
   Structured Adjustable Rate Mortgage
      Loan, Ser 2005-16XS, Cl M2
        5.981%, 06/25/06                    1,251           1,261
   Structured Asset Investment Loan,
      Ser 2003-BC4, Cl M2 (E)
        7.081%, 06/25/06                      400             402
   Structured Asset Investment Loan,
      Ser 2005-4, Cl M11 (E)
        7.581%, 06/25/06                    1,040             902
   Structured Asset Mortgage Investments,
      Ser 2006-AR1, Cl B4 (E)
        6.031%, 06/27/06                      785             795

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Structured Asset Mortgage Investments,
      Ser 2006-AR1, Cl B5 (E)
        6.131%, 06/27/06                  $   515      $      523
   Structured Asset Securities,
      Ser 2004-19XS, Cl A2 (H)
        4.370%, 06/01/06                    3,250           3,220
   Structured Asset Securities,
      Ser 2005-NC1, Cl A2 (H)
        3.920%, 02/25/35                    3,567           3,535
   Structured Asset Securities,
      Ser 2005-S1, Cl B3 (A) (E)
        7.581%, 06/27/06                    1,400           1,347
   TIAA Real Estate CDO, Ser 2003 1A,
      Cl A1MM (A) (C) (E)
        5.030%, 12/28/18                    4,764           4,764
   Terwin Mortgage Trust, Ser 2006-2HGS,
      Cl A1 (A) (E)
        4.500%, 03/25/37                   32,199          31,922
   Terwin Mortgage Trust, Ser 2006-2HGS,
      Cl AX (A) (E)
       20.000%, 03/25/37                    1,297             388
   Terwin Mortgage Trust, Ser 2006-2HGS,
      Cl B1 (A) (E)
        5.861%, 06/25/06                    1,670           1,680
   Terwin Mortgage Trust, Ser 2006-4SL,
      Cl A1 (A) (E)
        4.500%, 05/25/37                   33,023          32,655
   Terwin Mortgage Trust, Ser 2006-4SL,
      Cl AX (A) (E)
       20.000%, 05/25/37                    4,853           1,250
   Terwin Mortgage Trust, Ser 2006-HF1,
      Cl A1A (A) (E)
        4.500%, 02/25/37                    9,362           9,289
   Wachovia Mortgage Loan Trust LLC,
      Ser 2005-B, Cl 1A2 (E)
        4.983%, 06/01/06                      895             883
   Wells Fargo Home Equity Trust,
      Ser 2004-2, Cl A12 (E)
        3.450%, 06/25/19                   11,800          11,722
   Wells Fargo Home Equity Trust,
      Ser 2004-2, Cl M8A (A) (E)
        8.081%, 06/28/06                    1,200           1,200
   Whitehawk CDO Funding, Ser 2004-1A,
      Cl AMMD (A) (C) (E)
        4.930%, 06/15/06                    1,845           1,845
   Whitehawk CDO Funding, Ser 2004-1A,
      Cl AMME (A) (C) (E)
        4.930%, 09/15/06                    1,107           1,107
   Witherspoon CDO Funding (C)
        5.091%, 09/15/06                    5,165           5,165
                                                       ----------
Total Asset-Backed Securities
   (Cost $591,656) ($ Thousands)                          590,556
                                                       ----------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            31

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS -- 5.6%
   FHLMC
        5.861%, 02/01/36 (E)              $ 9,683      $    9,678
        5.571%, 10/01/35 (E)                1,993           1,989
        4.000%, 05/01/21 (J)                5,835           5,390
   FNMA (E)
        5.581%, 05/01/36                   13,065          13,036
        5.523%, 01/01/36                    2,924           2,926
        5.504%, 05/01/36                    5,040           5,012
   FNMA TBA
        5.500%, 06/01/21                   49,000          48,250
        5.500%, 06/12/31                   17,000          16,357
        5.500%, 06/01/33                   47,000          45,252
        5.000%, 06/17/19                   86,300          83,333
   GNMA (E)
        5.000%, 02/20/35                      924             923
        5.000%, 03/20/35 (J)                  379             378
        4.750%, 02/20/32                    1,102           1,095
        4.500%, 08/20/34                      916             910
        4.500%, 01/20/36                      589             582
        4.500%, 03/20/36                    1,092           1,080
        4.375%, 06/20/23                      708             709
        4.375%, 06/20/33                    1,082           1,086
        4.000%, 06/20/35                    4,595           4,576
        4.000%, 09/20/35                    1,356           1,341
        4.000%, 10/20/35                    1,891           1,862
        4.000%, 11/20/35                    3,372           3,320
        4.000%, 01/20/36                    2,447           2,395
        4.000%, 02/20/36                    1,992           1,949
        4.000%, 03/20/36 (J)                  999             977
        3.750%, 12/20/33                   17,937          17,510
        3.750%, 03/20/34                    3,112           3,026
        3.500%, 10/20/35                    1,957           1,900
        3.500%, 11/20/35                      352             342
        3.000%, 04/20/35                    1,281           1,244
                                                       ----------
Total U.S. Government Mortgage-Backed Obligations
   (Cost $279,424) ($ Thousands)                          278,428
                                                       ----------

CORPORATE OBLIGATIONS  -- 4.9%
CONSUMER DISCRETIONARY -- 0.0%
   Gannett
        5.750%, 06/01/11                    1,975           1,956
                                                       ----------
FINANCIALS -- 4.9%
   Allstate Life Global Funding II
      MTN (A) (C) (E)
        5.101%, 06/15/07                    3,394           3,394
   American General Finance (A) (C) (E)
        5.111%, 06/15/07                   10,698          10,697

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   American General Finance MTN,
      Ser F (C)
        5.875%, 07/14/06                  $   738      $      752
   Bear Stearns, EXL (C) (E)
        5.091%, 06/15/07                   13,133          13,133
   Caterpillar Financial Services MTN,
      Ser F (C) (E)
        5.148%, 07/10/06                    3,689           3,689
   Countrywide Financial MTN,
      Ser A (C) (E)
        5.210%, 11/03/06                    7,747           7,747
        4.960%, 09/13/06                   13,650          13,650
   Dekabank (A) (C) (E)
        5.108%, 05/18/07                   13,649          13,647
   Glintnir Bank (A) (C) (E)
        5.180%, 04/06/07                   11,067          11,067
   ILFC E-Capital Trust I (A) (E)
        5.900%, 06/21/06                      305             298
   Irish Life & Permanent MTN,
      Ser X (A) (C) (E)
        5.109%, 06/21/07                    9,813           9,811
   Islandsbanki (A) (C) (E)
        5.131%, 03/22/07                    6,271           6,271
   Jackson National Life Funding
      (A) (C) (E)
        5.080%, 05/02/07                   16,232          16,232
   Kaupthing Bank MTN (A) (C) (E)
        5.141%, 03/20/07                   18,445          18,445
   Landsbanki Islands (A) (C) (E)
        5.161%, 03/16/07                   14,018          14,018
   Morgan Stanley EXL (C) (E)
        5.190%, 07/03/07                    2,582           2,582
   Morgan Stanley EXL, Ser S (C) (E)
        5.150%, 07/03/07                    3,689           3,689
   Natexis Banques (C) (D) (E)
        5.060%, 06/15/07                    7,194           7,192
   Nationwide Building Society
      (A) (C) (E)
        5.160%, 04/05/07                    7,378           7,378
        5.020%, 04/27/07                    4,058           4,058
   Nordbank (A) (C) (E)
        5.080%, 06/22/07                   12,543          12,540
   Northern Rock (A) (C) (E)
        5.170%, 05/03/07                    7,599           7,599
   Pacific Life Global Funding
      (A) (C) (E)
        5.101%, 06/13/07                    5,534           5,534
   Premium Asset Trust,
      Ser 2004-06 (A) (C) (E)
        5.190%, 06/30/06                    7,009           7,014
   Premium Asset Trust,
      Ser 2004-10 (A) (C) (E)
        5.120%, 05/14/07                   10,329          10,329
   Residential Capital
        6.875%, 06/30/15                      335             334
        6.000%, 02/22/11                      900             873
        6.500%, 04/17/13                    3,180           3,110

--------------------------------------------------------------------------------
32            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   SLM EXL, Ser S (A) (C) (E)
        5.081%, 06/15/07                  $ 8,116      $    8,116
   Shinsei Finance Cayman (A) (E)
        6.418%, 01/29/49                    2,235           2,148
   Sigma Finance MTN (A) (C)
        4.745%, 11/09/06                    3,984           3,984
   Skandinav Enskilda Bank (A) (C) (E)
        5.077%, 05/18/07                    8,116           8,115
   Washington Mutual Preferred
      Funding (A) (E)
        6.534%, 03/15/49                    2,500           2,403
                                                       ----------
                                                          239,849
                                                       ----------
INDUSTRIALS -- 0.0%
   Ryland Group
        6.875%, 06/15/13                    1,555           1,553
                                                       ----------
Total Corporate Obligations
   (Cost $243,656) ($ Thousands)                          243,358
                                                       ----------

COMMERCIAL PAPER (D) -- 4.1%
   American Express
        5.009%, 06/06/06                   10,000           9,993
   Brahms Funding (C)
        5.051%, 06/01/06                    7,378           7,348
   Broadhollow Funding (C)
        5.081%, 06/09/06                    1,845           1,837
        5.079%, 06/26/06                    4,427           4,411
        5.073%, 06/19/06                    6,271           6,243
        5.062%, 06/05/06                    3,689           3,673
   Buckingham CDO (C)
        5.092%, 06/23/06                    3,689           3,673
        5.087%, 06/08/06                    7,378           7,354
   Elysian Funding LLC (C)
        5.170%, 07/10/06                    7,378           7,314
        5.134%, 06/30/06                    3,689           3,658
        5.123%, 06/05/06                    3,689           3,672
   Fannie Mae
        4.335%, 07/10/06                      125             125
   Florida Power & Light
        5.015%, 06/21/06                   10,000           9,972
   Fortis Funding
        5.014%, 06/16/06                   15,000          14,969
   Hardwood Street Funding II (C)
        5.074%, 06/13/06                      647             646
   KKR Pacific Funding Trust (C)
        5.082%, 06/22/06                    7,378           7,346
        5.082%, 06/23/06                    3,689           3,673
        5.081%, 06/07/06                    7,378           7,347
   LaSalle Bank
        5.001%, 06/01/06                   15,000          15,000

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                  ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Main Street Warehouse Funding (C)
        5.090%, 06/16/06                  $ 4,427      $    4,409
        5.079%, 06/05/06                    3,689           3,675
        5.078%, 06/02/06                      664             663
   Morgan Stanley Dean Witter
        5.009%, 06/06/06                   25,000          24,983
   Ocala Funding LLC (C)
        5.112%, 06/30/06                    1,107           1,102
        5.092%, 06/09/06                   11,674          11,623
   Park Granada LLC (C)
        5.045%, 06/29/06                    3,689           3,656
   Rams Funding (C)
        5.094%, 06/14/06                    8,597           8,558
        5.091%, 06/21/06                    7,378           7,348
   Rhineland Funding Capital (C)
        5.026%, 06/26/06                    7,378           7,297
   Thornburg Mortgage Capital Resource (C)
        5.092%, 06/19/06                    5,165           5,142
        5.092%, 06/23/06                    2,391           2,380
   Transamerica Securities (C)
        5.100%, 06/28/06                    2,972           2,954
                                                       ----------
Total Commercial Paper
   (Cost $202,044) ($ Thousands)                          202,044
                                                       ----------

CASH EQUIVALENTS -- 2.3%
   First Union Cash Management
      Program, 4.536%**                 1,099,605           1,100
   SEI Daily Income Trust, Prime
      Obligation Fund,
      Cl A, 4.980%**++                110,033,793         110,034
                                                       ----------
Total Cash Equivalents
   (Cost $111,134) ($ Thousands)                          111,134
                                                       ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.4%
   FHLMC CMO STRIPS, Ser 232,
      Cl IO, IO
        5.000%, 08/01/35                    3,676             985
   FHLMC CMO STRIPS, Ser 233,
      Cl 6, IO
        4.500%, 08/15/35                      863             224
   FHLMC CMO STRIPS, Ser 233,
      Cl 12, IO
        5.000%, 09/15/35                    5,793           1,458
   FHLMC DN (G) (I)
        5.107%, 10/23/06                   22,000          21,560
        4.506%, 08/22/06                   32,000          31,640
        4.373%, 09/27/06                    2,250           2,213
   FNMA CMO STRIPS, Ser 359,
      Cl 6, IO
        5.000%, 11/01/35                    1,370             355
   FNMA CMO STRIPS, Ser 360,
      Cl 2, IO
        5.000%, 08/01/35                   35,094           9,382



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            33

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                      Face Amount
                                   ($ Thousands)/    Market Value
Description                      Shares/Contracts   ($ Thousands)
--------------------------------------------------------------------------------
   FNMA CMO STRIPS, Ser 365,
      Cl 4, IO
        5.000%, 04/01/36                  $ 4,577      $    1,252
                                                       ----------
Total U.S. Government Agency Obligations
   (Cost $67,929) ($ Thousands)                            69,069
                                                       ----------

MASTER NOTE (C) (D) -- 0.4%
   Bank of America
        5.133%, 06/01/06                   18,445          18,445
                                                       ----------
Total Master Note
   (Cost $18,445) ($ Thousands)                            18,445
                                                       ----------

TIME DEPOSIT (C) -- 0.3%
   Societe General
        5.080%, 06/01/06                   14,756          14,756
                                                       ----------
Total Time Deposit
   (Cost $14,756) ($ Thousands)                            14,756
                                                       ----------

U.S. TREASURY OBLIGATIONS (D) -- 0.2%
   U.S. Treasury Bills
        4.871%, 08/24/06                    3,912           3,869
        4.750%, 08/31/06                    2,600           2,569
        4.576%, 07/27/06                    2,550           2,532
        4.542%, 06/15/06                      250             250
                                                       ----------
Total U.S. Treasury Obligations
   (Cost $9,220) ($ Thousands)                              9,220
                                                       ----------

CERTIFICATE OF DEPOSIT (C) (E) -- 0.1%
   U.S. Trust of New York
        5.121%, 03/13/07                    2,951           2,951
                                                       ----------
Total Certificate of Deposit
   (Cost $2,951) ($ Thousands)                              2,951
                                                       ----------

PREFERRED/CONVERTIBLE STOCK -- 0.0%
FINANCIALS -- 0.0%
   Home Ownership Funding (A) (F) (H)*      3,900             951
                                                       ----------
Total Preferred/Convertible Stock
   (Cost $1,062) ($ Thousands)                                951
                                                       ----------

PURCHASED OPTIONS -- 0.0%
   120 Day Euro Futures Call, Expires
      12/16/06, Strike Price $95*             550             144
   90 Day Euro Futures Call, Expires
      06/19/06, Strike Price $95.25*          484               3
                                                       ----------
Total Purchased Options
   (Cost $558) ($ Thousands)                                  147
                                                       ----------

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description               ($ Thousands)/Contracts   ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (C) (K) -- 1.8%
   Barclays Capital
      5.010%, dated 05/31/06, to be
      repurchased on 06/01/06,
      repurchase price $19,772,502
      (collateralized by U.S. Government
      Obligations, ranging in par value
      $409,558-$14,756,189, 0.000%-
      4.300%, 04/09/07-05/12/08,
       total market value $20,165,434)    $19,770      $   19,770
   Deutsche Bank
      5.020%, dated 05/31/06, to be
      repurchased on 06/01/06,
      repurchase price $24,387,928
      (collateralized by U.S. Government
      Obligations, ranging in par value
      $135,831-$7,408,344, 0.000%-
      5.600%, 08/29/06-10/29/18,
      total market value $24,872,351)      24,385          24,385
   Lehman Brothers
      5.020%, dated 05/31/06, to be
      repurchased on 06/01/06,
      repurchase price $44,565,771
      (collateralized by U.S. Government
      Obligations, ranging in par value
      $5,163,928-$44,268,566, 8.125%-
      9.375%, 10/15/19-01/15/30,
      total market value $45,450,816)      44,560          44,560
                                                       ----------
Total Repurchase Agreements
   (Cost $88,715) ($ Thousands)                            88,715
                                                       ----------
Total Investments -- 111.0%
   (Cost $5,179,133) ($ Thousands)                      5,480,999
                                                       ----------

WRITTEN OPTIONS -- 0.0%
   120 Day Euro Futures Call, Expires
      12/15/06, Strike Price $95*            (550)           (110)
   June 2006 1-Year Euro
      Future Call, Expires 06/16/06,
      Strike Price $95.50*                   (242)             --
   June 2006 1-Year Euro
      Future Call, Expires 06/16/06,
      Strike Price $95.75*                   (242)             --
                                                       ----------
Total Written Options
   (Premiums Received ($530)) ($ Thousands)                  (110)
                                                       ----------


--------------------------------------------------------------------------------
34            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                            Value
Description                                         ($ Thousands)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (11.0)%
Receivable for Variation Margin                        $    9,323
Payable upon Return of Securities on Loan                (522,239)
Payable for Investment Securities Purchased              (275,069)
Payable for Fund Shares Redeemed                          (30,814)
Investment Advisory Fees Payable                             (766)
Trustees' Fees Payable                                        (14)
Other Assets and Liabilities, Net                         277,106
                                                       ----------
Total Other Assets and Liabilities                       (542,473)
                                                       ----------
Net Assets -- 100.0%                                   $4,938,416
                                                       ==========

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)           $4,541,030
Undistributed net investment income                        23,495
Accumulated net realized gain on investments              101,453
Net unrealized appreciation on investments
   and written options                                    302,286
Net unrealized depreciation on futures contracts          (29,907)
Net unrealized appreciation on swap contracts                 112
Net unrealized depreciation on forward foreign
   currency contracts, foreign currencies and
   translation of other assets and liabilities
   denominated in foreign currencies                          (53)
                                                       ----------
Net Assets                                             $4,938,416
                                                       ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($4,938,416,484 / 39,954,828 shares)                   $123.60
                                                          =======

A summary of the open future contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                                                  APPRECIATION
    TYPE OF                         NUMBER OF     EXPIRATION     (DEPRECIATION)
   CONTRACT                         CONTRACTS        DATE        ($ THOUSANDS)
--------------------------------------------------------------------------------
3 Month Euro Euribor                  (114)        Sep-2006         $    (16)
10-Year UK Gilt                        (55)        Sep-2006               31
90-Day Euro$                          (179)        Mar-2010              175
90-Day Euro$                           (71)        Mar-2011               58
90-Day Euro$                          (278)        Mar-2007              262
90-Day Euro$                          (278)        Mar-2008              260
90-Day Euro$                          (233)        Mar-2009              262
90-Day Euro$                          (142)        Jun-2010              164
90-Day Euro$                           836         Jun-2006           (1,026)
90-Day Euro$                           231         Jun-2007              (28)
90-Day Euro$                          (233)        Jun-2008              265
90-Day Euro$                          (233)        Jun-2009              260
90-Day Euro$                          (142)        Sep-2010              167
90-Day Euro$                          (404)        Sep-2006              297
90-Day Euro$                          (278)        Sep-2007              264
90-Day Euro$                          (233)        Sep-2008              263
90-Day Euro$                          (233)        Sep-2009              260
90-Day Euro$                           (71)        Dec-2010               57
90-Day Euro$                           227         Dec-2006             (166)
90-Day Euro$                          (278)        Dec-2007              262
90-Day Euro$                          (233)        Dec-2008              263
90-Day Euro$                          (241)        Dec-2009              275
90-Day LIBOR                           (80)        Sep-2006              (15)

--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                                                  APPRECIATION
    TYPE OF                         NUMBER OF     EXPIRATION     (DEPRECIATION)
   CONTRACT                         CONTRACTS        DATE        ($ THOUSANDS)
--------------------------------------------------------------------------------
Amsterdam Exchange Index                24         Jun-2006         $    (66)
Australia 10-Year Bond                (132)        Jun-2006              (79)
CAC 40 10 Euro                          37         Jun-2006              (54)
Canada 10-Year Bond                     48         Sep-2006              (52)
DAX Index                               12         Jun-2006              (71)
Euro-Bobl                              (47)        Jun-2006              (32)
Euro-Bond                               26         Jun-2006               46
FTSE 100 Index                          13         Jun-2006              (40)
Japan 10-Year Bond                      4          Jun-2006               69
S&P 500 Composite Index                848         Jun-2006           (1,291)
S&P 500 Composite Index               2,548        Sep-2006          (30,844)
S&P 500 Index E-Mini                    41         Jun-2006              (35)
S&P/MIB Index                           9          Jun-2006              (50)
S&P/TSE 60 Index                        22         Jun-2006              (42)
SPI 200 Index                           29         Jun-2006             (123)
Topix Index                             9          Jun-2006              (66)
U.S. 2-Year Note                       111         Oct-2006              (26)
U.S. 5-Year Note                       220         Sep-2006              (61)
U.S. 10-Year Note                      (93)        Jun-2006              152
U.S. 10-Year Note                     (174)        Sep-2006              100
U.S. Long Treasury Bond                (9)         Jun-2006               39
U.S. Long Treasury Bond                (29)        Sep-2006               25
                                                                    --------
                                                                    $(29,907)
                                                                    ========

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2006 is as follows, (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                    UNREALIZED
                   CURRENCY TO         CURRENCY TO                 APPRECIATION
MATURITY             DELIVER             RECEIVE                  (DEPRECIATION)
  DATE             (THOUSANDS)         (THOUSANDS)                 ($ THOUSANDS)
--------------------------------------------------------------------------------
6/21/06          AUD      2,550      USD       1,938                 $  17
6/21/06          USD      5,086      AUD       6,600                  (115)
6/21/06          CAD        700      USD         636                    (3)
6/21/06          USD      2,611      CAD       2,900                    25
6/21/06          CHF      5,200      USD       4,312                    23
9/20/06          CNY    345,600      USD      44,120                   500
9/20/06          USD     44,194      CNY     345,600                  (574)
6/21/06          EUR        850      USD       1,092                    (1)
6/21/06          USD      3,264      GBP       1,725                   (35)
6/21/06          JPY    665,000      USD       6,064                   116
6/21/06          USD        949      JPY     105,000                   (10)
6/21/06          USD        668      NOK       4,000                    (8)
6/21/06          USD      1,030      NZD       1,650                    17
6/21/06          SEK      5,750      USD         793                    (5)
                                                                     -----
                                                                     $ (53)
                                                                     =====




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            35

STATEMENT OF NET ASSETS


Large Cap Disciplined Equity Fund (Concluded)

May 31, 2006

A summary of the outstanding Total Return Swap agreements held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                                                      NOTIONAL     APPRECIATION
                                         EXPIRATION    AMOUNT     (DEPRECIATION)
DESCRIPTION                                 DATE   ($ THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AAA 10YR Index less 5 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: Bank of
     America)                             10/01/26   $ 40,000        $ (58)
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AA Index plus 5 basis points
     times the notional amount. Fund
     receives payment if the return on
     the spread appreciates over the
     payment period, and pays if the
     return on the spread depreciates
     over the payment period.
     (Counterparty: Bank of America)      10/31/06     53,000          (65)
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AAA 10YR Index plus 7.5 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: Bank of
     America)                             11/30/06     60,000           --
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS BBB Index plus 25 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: Bank of
     America)                             05/31/06     50,000          300
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS BBB Index plus 25 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: Bank of
     America)                             10/31/06     17,000          102
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AAA 10YR Index plus 5 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: Bank of
     America)                             10/31/06     16,000           96
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AAA 10YR Index plus 5 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: Bank of
     America)                             10/31/06     29,000          174
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AAA 10YR Index plus 27 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: Bank of
     America)                             06/02/06     50,000          (73)
   Fund receives payment on the monthly
     reset spread from Lehman Brothers --
     CMBS AAA 8.5+ YR Index times the
     notional amount. Fund receives
     payment if the return on the
     spread appreciates over the payment
     period, and pays if the return on
     the spread depreciates over the
     payment period. (Counterparty:
     Wachovia Bank)                       12/01/06     40,000           --
   Fund receives payment on the monthly
     reset spread from Lehman Brothers --
     CMBS AAA 8.5+ YR Index times the
     notional amount. Fund receives
     payment if the return on the
     spread appreciates over the payment
     period, and pays if the return on
     the spread depreciates over the
     payment period. (Counterparty:
     Wachovia Bank)                       12/01/06     50,000           --

--------------------------------------------------------------------------------
                                                                    UNREALIZED
                                                      NOTIONAL     APPRECIATION
                                         EXPIRATION    AMOUNT     (DEPRECIATION)
DESCRIPTION                                 DATE   ($ THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AAA 10YR Index plus 5 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: JPMorgan
     Chase)                               11/01/06  $  10,000        $ (15)
   Fund receives payment on the monthly
     reset spread from Lehman Brothers --
     CMBS AAA 8.5+ YR Index times the
     notional amount. Fund receives
     payment if the return on the
     spread appreciates over the payment
     period, and pays if the return on
     the spread depreciates over the
     payment period. (Counterparty:
     Wachovia Bank)                       11/01/06     50,000         (114)
   Fund receives payment on the monthly
     reset spread from Lehman Brothers --
     CMBS AAA 8.5+ YR Index times the
     notional amount. Fund receives
     payment if the return on the
     spread appreciates over the payment
     period, and pays if the return on
     the spread depreciates over the
     payment period. (Counterparty:
     Citibank)                            06/01/06    100,000         (235)
                                                                     -----
                                                                     $ 112
                                                                     =====

* Non-income producing security.
** Rate shown is the 7-day effective yield as of May 31, 2006.
+ Real Estate Investment Trust.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) This security was sold within the terms of a private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) This security or a partial position of this security is on loan at May 31, 2006. The total value of securities on loan at May 31, 2006 was $514,026 ($Thousands).
(C) This security was purchased with cash collateral held from securities on loan. The total value of such securities as of May 31, 2006 was $522,239 ($Thousands).
(D) The rate reported is the effective yield at time of purchase.
(E) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(F) Securities considered illiquid. The total value of such securities as of May 31, 2006 was $951 ($ Thousands), representing 0.02% of the Fund's net assets.
(G) Security, or portion thereof, has been pledged as collateral on open future contracts and written options. The rate reported on the Statement of Net Assets is the effective yield at time of purchase.
(H) Step Bonds -- The rate reflected on the Statement of Net Assets is the rate in effect as of May 31, 2006. The coupon on a step bond changes on a specified date.
(I) Zero Coupon Bond -- The rate reported on the Statement of Net Assets is the effective yield at time of purchase.
(J) Security, or portion of this security, has been pledged as collateral on open swap contracts. The rate reported on the Statement of Net Assets is the effective yield at time of purchase.
(K) Tri-Party Repurchase Agreement.
AUD -- Australian Dollar


--------------------------------------------------------------------------------
36            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------

DESCRIPTION
--------------------------------------------------------------------------------
CAD -- Canadian Dollar
CDO -- Collateralized Debt Obligation
CHF -- Swiss Franc
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
CNY -- Chinese Yuan Renminbi
DN -- Discount Note
EUR -- Euro
EXL -- Extendable Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
GNMA -- Government National Mortgage Association
IO -- Interest Only
JPY -- Japanese Yen
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
SEK -- Swedish Krona
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA -- To Be Announced
USD -- United States Dollar
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.









--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            37

STATEMENT OF NET ASSETS


Large Cap Diversified Alpha Fund

May 31, 2006
--------------------------------------------------------------------------------
[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:
SECTOR WEIGHTINGS (UNAUDITED)++:
16.9% Financials
15.3% Information Technology
11.3% Consumer Discretionary
11.0% Health Care
 8.9% Industrials
 8.0% U.S. Government Obligations
 6.9% Energy
 6.1% Consumer Staples
 5.2% Short-Term Investments
 3.7% Asset-Backed Securities
 2.4% Materials
 2.2% Telecommunication Services
 2.1% Utilities
++Percentages based on total investments.

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK  -- 92.8%
CONSUMER DISCRETIONARY -- 12.7%
   Abercrombie & Fitch, Cl A                1,500        $     87
   Advance Auto Parts*                      1,200              46
   Aeropostale*                               200               5
   Amazon.com*                              4,270             148
   American Eagle Outfitters                6,700             219
   AnnTaylor Stores*                        5,000             192
   Apollo Group, Cl A*                     12,600             659
   Applebee's International                 4,000              81
   Autoliv                                  1,300              72
   Autonation*                              1,300              28
   Autozone*                                  300              27
   Bed Bath & Beyond*                         500              18
   Belo, Cl A                                 500               9
   Best Buy (B)                               800              42
   Black & Decker                           2,232             194
   BorgWarner                                 200              13
   Brinker International                    1,800              66
   Building Material Holding                2,200              63
   Cablevision Systems, Cl A                5,086             100
   Career Education*                          200               7
   CBS, Cl B                                6,200             161
   Cheesecake Factory*                        200               6
   Chico's FAS*                             1,200              36
   Circuit City Stores                        900              27
   Claire's Stores (B)                      6,900             187
   Clear Channel Communications             1,000              31
   Coach*                                   8,400             244
   Comcast, Cl A*                           5,000             161
   Corinthian Colleges*                       300               4
   Darden Restaurants (B)                   5,500             195
   DIRECTV Group (B)*                      45,483             799
   Dollar General                             300               5
   Dollar Tree Stores*                        400              11
   Dow Jones                                  600              21
   DR Horton                                2,629              69
   E.W. Scripps, Cl A                         700              32
   Eastman Kodak                              425              10
   EchoStar Communications, Cl A (B)*      16,028             480

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Education Management*                    4,700        $    202
   Expedia*                                 2,800              40
   Federated Department Stores              1,254              91
   Ford Motor (B)                          19,800             142
   Fortune Brands                             783              58
   Gannett                                  3,300             178
   General Motors                           4,386             118
   Genuine Parts                            2,400             103
   Getty Images*                              300              20
   Goodyear Tire & Rubber*                  5,841              74
   GTECH Holdings                           1,700              59
   H&R Block                                5,536             126
   Harley-Davidson                          8,397             419
   Harman International Industries            400              34
   Harrah's Entertainment                     200              15
   Hasbro                                   6,519             121
   Hilton Hotels                              300               8
   Home Depot (B)                          18,502             705
   IAC/InterActive*                         4,400             114
   International Game Technology (B)       23,400             871
   ITT Educational Services*                  200              13
   J.C. Penney                              9,379             570
   John Wiley & Sons, Cl A                    700              24
   Johnson Controls                         1,488             127
   Jones Apparel Group                      2,000              65
   KB Home                                    100               5
   Knight Ridder                              200              12
   Kohl's*                                    700              38
   Lamar Advertising, Cl A*                   500              27
   Liberty Global, Cl A*                    1,800              41
   Liberty Media Holding-Capital, Ser A*      330              26
   Liberty Media Holding-Interactive,
     Ser A*                                 1,650              30
   Limited Brands (B)                       8,400             228
   Liz Claiborne                            3,100             120
   Lowe's                                   5,518             344
   Marriott International, Cl A (B)         9,344             676
   Mattel                                  10,200             171
   McDonald's                               5,200             172
   McGraw-Hill                                800              41
   Men's Wearhouse*                           800              27
   Meredith                                   700              35
   MGM Mirage*                             19,166             795
   Newell Rubbermaid                        2,900              77
   News, Cl A*                             10,771             205
   Nike, Cl B                                 100               8
   Nordstrom                                1,412              52
   NTL                                        257               7
   NVR*                                       294             179
   O'Reilly Automotive*                       400              13
   Office Depot*                            7,800             324
   OfficeMax                                3,800             157
   Omnicom Group                              200              19

--------------------------------------------------------------------------------
38            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Panera Bread, Cl A*                        100        $      6
   PetSmart                                 2,400              64
   Polo Ralph Lauren                          900              51
   Pool                                       621              27
   R.H. Donnelley                             200              11
   Rent-A-Center*                             200               5
   Ryland Group                               466              23
   Saks*                                      400               6
   Sears Holdings*                            100              15
   Select Comfort*                          2,700              88
   ServiceMaster                            1,000              11
   Sherwin-Williams (B)                     5,400             261
   Snap-On                                    800              34
   Sonic*                                   4,500              98
   Staples                                 32,400             761
   Starbucks (B)*                           8,500             303
   Starwood Hotels & Resorts Worldwide        200              12
   Station Casinos                            100               7
   Steven Madden                              750              24
   Target (B)                               9,675             473
   Tempur-Pedic International*              7,000              96
   Tiffany                                  1,600              55
   Timberland, Cl A*                          100               3
   Time Warner (B)                         23,300             401
   TJX                                      3,731              88
   Tribune                                    400              12
   TRW Automotive Holdings*                 4,224             116
   Univision Communications, Cl A*          9,000             324
   VF (B)                                   5,035             317
   Viacom, Cl B*                              600              23
   Walt Disney                                690              21
   Weight Watchers International            8,600             360
   Wendy's International                      200              12
   Whirlpool                                  800              72
   Williams-Sonoma                            500              18
   XM Satellite Radio Holdings, Cl A*      33,000             476
   Yum! Brands                              6,200             312
                                                         --------
                                                           17,667
                                                         --------
CONSUMER STAPLES -- 6.8%
   Albertson's                              1,500              38
   Altria Group                             3,500             253
   Anheuser-Busch                           4,000             183
   Archer-Daniels-Midland                   6,519             271
   Brown-Forman, Cl B                         800              61
   Campbell Soup                              500              18
   Chattem*                                 2,800              98
   Chiquita Brands International            8,000             115
   Church & Dwight                            100               4
   Clorox (B)                               2,971             188
   Coca-Cola (B)                           12,000             528
   Coca-Cola Enterprises                    6,600             130
   Colgate-Palmolive                        1,600              97
   Costco Wholesale                           700              37

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   CVS                                        800        $     22
   Dean Foods*                              9,217             329
   Del Monte Foods                          1,600              19
   Energizer Holdings (B)*                  3,400             178
   Estee Lauder, Cl A (B)                   5,100             209
   General Mills                            3,800             197
   Herbalife*                               1,500              59
   Hershey                                    300              17
   HJ Heinz                                   100               4
   Hormel Foods                             3,771             135
   Kellogg                                  1,000              47
   Kimberly-Clark                           2,200             134
   Kraft Foods, Cl A                          600              20
   Kroger (B)*                             23,926             481
   Loews - Carolina Group                   2,500             116
   McCormick                                  300              10
   Pepsi Bottling Group                    12,453             390
   PepsiAmericas                              800              18
   PepsiCo (B)                             11,200             677
   Pilgrim's Pride                          1,187              32
   Procter & Gamble                        21,400           1,161
   Reynolds American                        2,200             242
   Safeway                                 17,323             409
   Smithfield Foods*                        2,681              75
   Supervalu                                  795              23
   Sysco (B)                               10,247             313
   Tyson Foods, Cl A                          400               6
   Wal-Mart Stores                         23,662           1,146
   Walgreen                                20,600             836
   Whole Foods Market                       1,200              78
   WM Wrigley Jr                            1,925              88
                                                         --------
                                                            9,492
                                                         --------
ENERGY -- 7.4%
   Anadarko Petroleum (B)                   6,400             318
   Apache                                     100               7
   Arch Coal                                1,100              53
   Baker Hughes                               600              52
   BJ Services                              3,900             143
   Cameron International*                   1,100              52
   Chesapeake Energy                        6,500             199
   Chevron                                  9,691             579
   ConocoPhillips                          12,982             822
   Consol Energy                            1,237             109
   Devon Energy (B)                         6,300             361
   EOG Resources                            1,000              66
   Exxon Mobil (B)                         62,342           3,797
   FMC Technologies*                          500              33
   Foundation Coal Holdings                 1,600              73
   Grant Prideco*                             500              24
   Halliburton                              2,963             221
   Harvest Natural Resources*                 700              10
   Helmerich & Payne (B)                    2,900             191
   Hess (B)                                 2,400             360

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            39

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Holly                                    1,700        $    142
   Kerr-McGee                                 400              43
   Kinder Morgan                              700              70
   Marathon Oil (B)                        10,204             766
   Maverick Tube*                             500              24
   Murphy Oil                                 100               5
   Nabors Industries*                       1,425              51
   National Oilwell Varco*                    200              13
   Newfield Exploration*                      300              13
   Noble Energy                               100               4
   Occidental Petroleum (B)                 5,187             514
   Oil States International*                1,700              59
   Patterson-UTI Energy                       300               9
   Peabody Energy                             100               6
   Pioneer Natural Resources                  200               8
   Pogo Producing                             400              18
   Schlumberger                             2,200             144
   SEACOR Holdings*                           300              25
   Smith International                        300              12
   Southwestern Energy*                       600              19
   St. Mary Land & Exploration              2,000              78
   Sunoco (B)                               3,800             261
   Tidewater                                1,900              96
   Unit (B)*                                5,100             306
   Valero Energy                            1,100              68
   Western Gas Resources                      700              34
   XTO Energy                                 200               8
                                                         --------
                                                           10,266
                                                         --------
FINANCIALS -- 18.8%
   A.G. Edwards                             3,500             188
   Affiliated Managers Group*                 200              18
   Aflac                                    2,400             112
   Alleghany*                                 100              28
   Allied Capital                             700              21
   Allstate (B)                             8,000             440
   AMBAC Financial Group                    2,400             192
   American Capital Strategies              1,300              45
   American Express                         1,700              92
   American Financial Group                 4,873             205
   American International Group             5,900             359
   Ameriprise Financial                     1,600              73
   AmerUs Group                               200              12
   AmSouth Bancorp                          3,100              83
   Anthracite Capital+                        400               4
   AON                                      5,676             202
   Apartment Investment &
     Management, Cl A                         100               4
   Archstone-Smith Trust+                     500              24
   Arthur J Gallagher                         500              13
   Ashford Hospitality Trust+               1,200              14
   Associated Banc                            100               3
   Assurant                                   400              20
   Astoria Financial                          100               3

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   AvalonBay Communities+                     600        $     64
   Bank of America (B)                     26,200           1,268
   Bank of Hawaii                             200              10
   Bank of New York                         1,600              53
   BB&T                                     2,000              83
   Bear Stearns                             1,500             201
   BlackRock, Cl A                            200              27
   Boston Properties+                         200              17
   BRE Properties, Cl A+                      800              42
   Brown & Brown                            1,200              37
   Camden Property Trust+                     200              14
   Capital Lease Funding+                     400               5
   Capital One Financial                    1,400             116
   CapitalSource+                          11,621             272
   CarrAmerica Realty+                        700              31
   CB Richard Ellis Group, Cl A (B)*        3,000             232
   Charles Schwab                           3,500              58
   Chicago Mercantile Exchange
     Holdings                               1,800             794
   Chubb                                      800              40
   CIT Group (B)                            7,531             387
   Citigroup (B)                           60,183           2,967
   CNA Financial*                             600              20
   Colonial BancGroup                       1,700              45
   Comerica (B)                             4,100             224
   Commerce Bancorp                           800              31
   Commerce Bancshares                        800              41
   Compass Bancshares                         200              11
   Conseco*                                   800              19
   Countrywide Financial                    5,228             200
   Crescent Real Estate Equities+           8,223             145
   Cullen/Frost Bankers                       800              45
   Downey Financial                         1,803             123
   Duke Realty+                               900              31
   E*Trade Financial*                       1,100              27
   East West Bancorp                          600              24
   Equity Office Properties Trust+            300              10
   Equity Residential+                      1,500              66
   Erie Indemnity, Cl A                       100               5
   Essex Property Trust+                      400              43
   Fannie Mae                                 200              10
   Federal Realty Investment Trust+           300              21
   Federated Investors, Cl B                1,500              48
   Fidelity National Financial                700              29
   Fieldstone Investment+                   2,100              22
   Fifth Third Bancorp                        100               4
   First American (B)                      11,093             466
   First Horizon National                     300              12
   FirstMerit                                 800              18
   Forest City Enterprises, Cl A              700              31
   Franklin Resources                       2,100             189
   Freddie Mac                              1,300              78
   Fulton Financial                           420               7
   General Growth Properties+                 200               9

--------------------------------------------------------------------------------
40            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Genworth Financial, Cl A                   500        $     17
   Golden West Financial                      100               7
   Goldman Sachs Group (B)                  4,988             753
   Greenhill                                  800              48
   Hanover Insurance Group (B)              2,400             114
   Hartford Financial Services Group        1,100              97
   HCC Insurance Holdings                   1,500              46
   Hospitality Properties Trust+              900              38
   Host Hotels & Resorts+ (B)              16,244             326
   Hudson City Bancorp                      2,200              30
   Huntington Bancshares                      300               7
   Independence Community Bank                400              17
   IndyMac Bancorp                          3,900             179
   International Bancshares                   200               6
   Jefferies Group                            600              18
   JER Investors Trust+                     1,200              19
   Jones Lang LaSalle                       1,300             103
   JPMorgan Chase (B)                      34,089           1,454
   Keycorp                                  3,100             111
   Kimco Realty+                              100               4
   LandAmerica Financial Group                200              13
   Legg Mason                               1,100             106
   Lehman Brothers Holdings (B)            11,528             768
   Leucadia National                          900              58
   Lincoln National                           400              22
   Loews                                   14,829             504
   M&T Bank                                   500              58
   Macerich+                                  100               7
   Marsh & McLennan                         3,200              90
   Marshall & Ilsley                          300              14
   MBIA                                       100               6
   Mellon Financial                         4,300             156
   Mercantile Bankshares                    1,300              47
   Mercury General                            300              17
   Merrill Lynch (B)                       11,577             838
   Metlife (B)                             14,889             766
   MGIC Investment                          1,500              99
   Moody's                                 12,600             659
   Morgan Stanley (B)                      15,396             918
   National City (B)                       11,600             428
   Nationwide Financial Services, Cl A        100               4
   Nationwide Health Properties+              600              13
   New York Community Bancorp                 900              15
   North Fork Bancorporation                  373              11
   Northern Trust                           1,100              61
   Nuveen Investments, Cl A                   300              13
   Old Republic International               1,900              41
   Pan Pacific Retail Properties+             100               7
   Peoples Bank                               400              13
   Plum Creek Timber+                         100               4
   PMI Group (B)                            4,800             218
   PNC Financial Services Group (B)         9,032             622
   Principal Financial Group                5,000             273
   Progressive                              5,600             153

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Prologis+                                  100        $      5
   Protective Life                            100               4
   Prudential Financial (B)                 6,881             524
   Radian Group (B)                         4,600             281
   Ramco-Gershenson Properties+             1,200              31
   Raymond James Financial                  1,000              29
   Rayonier+                                3,210             125
   Reckson Associates Realty+                 400              15
   Regency Centers+                           100               6
   Regions Financial                          800              27
   Reinsurance Group of America               200               9
   Safeco                                   4,800             266
   Shurgard Storage Centers, Cl A+            800              46
   Simon Property Group+                      200              16
   Sky Financial Group                        600              15
   SL Green Realty+                           100              10
   SLM                                      1,200              64
   Sovereign Bancorp                          400               9
   Spirit Finance+                            600               7
   St. Paul Travelers                       7,959             350
   Stancorp Financial Group                   400              20
   State Street                               800              50
   SunTrust Banks                           2,300             174
   Synovus Financial                          900              24
   T Rowe Price Group                         400              32
   TCF Financial                            2,000              53
   TD Ameritrade Holding                    2,600              44
   TD Banknorth                             1,600              46
   Thornburg Mortgage+                      4,100             112
   Torchmark                                  700              41
   Transatlantic Holdings                     333              19
   UnionBanCal                                800              54
   United Dominion Realty Trust+              200               5
   UnumProvident                            1,100              20
   US Bancorp                              14,800             457
   Valley National Bancorp                    410              10
   Vornado Realty Trust                       200              18
   Wachovia (B)                            19,685           1,053
   Washington Federal                         300               7
   Washington Mutual                        1,300              60
   Wells Fargo                              5,500             365
   Wilmington Trust                           400              17
   WR Berkley                               7,150             246
   Zions Bancorporation                       600              49
                                                         --------
                                                           26,158
                                                         --------
HEALTH CARE -- 12.3%
   Abbott Laboratories                      3,400             145
   Advanced Medical Optics*                   100               5
   Aetna (B)                                5,800             223
   Allergan                                 8,200             778
   AmerisourceBergen (B)                    9,300             405
   Amgen*                                   5,145             348

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            41

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Analogic                                   100        $      6
   Applera - Applied Biosystems Group         800              24
   Barr Pharmaceuticals*                    1,000              53
   Bausch & Lomb                              100               5
   Baxter International                    10,592             399
   Becton Dickinson                         3,300             199
   Biogen Idec*                             4,500             210
   Boston Scientific*                       7,575             157
   Bristol-Myers Squibb                     1,800              44
   C.R. Bard                                2,400             178
   Cardinal Health (B)                     14,077             942
   Caremark Rx*                             7,446             357
   Celgene*                                 1,600              66
   Cephalon*                                1,300              78
   Cerner*                                    904              34
   Cigna                                    2,712             251
   Community Health Systems*                  100               4
   Covance*                                   100               6
   Coventry Health Care*                      600              31
   Dade Behring Holdings (B)                7,467             278
   DaVita*                                    300              16
   Edwards Lifesciences*                    1,747              77
   Eli Lilly                                6,200             320
   Emdeon*                                  9,000             104
   Endo Pharmaceuticals Holdings*             700              21
   Express Scripts*                         3,737             274
   Fisher Scientific International*           274              20
   Forest Laboratories (B)*                 5,900             221
   Genentech (B)*                          17,900           1,485
   Genzyme*                                   200              12
   Gilead Sciences*                         1,200              69
   HCA                                      6,128             272
   Health Management Associates, Cl A         400               8
   Health Net (B)*                         11,907             512
   Henry Schein*                            6,062             279
   Hospira*                                 1,700              76
   Humana*                                  1,183              60
   Idexx Laboratories*                      1,800             138
   ImClone Systems*                           800              32
   IMS Health                                 500              13
   Invitrogen*                                200              13
   Johnson & Johnson (B)                   24,649           1,484
   Kinetic Concepts*                          200               8
   King Pharmaceuticals (B)*               14,400             256
   Laboratory of America Holdings*          3,300             196
   Lincare Holdings*                          900              34
   Manor Care                                 200               9
   Matria Healthcare*                         400              12
   McKesson (B)                            20,395           1,010
   Medco Health Solutions*                  6,303             340
   Medimmune*                               2,900              92
   Medtronic                                3,500             177
   Merck (B)                               13,700             456
   Millennium Pharmaceuticals*              1,700              15

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Millipore*                                 800        $     56
   Mylan Laboratories (B)                  10,500             220
   Omnicare                                 2,100              97
   PDL BioPharma*                           1,300              26
   Pfizer                                  25,100             594
   Pharmaceutical Product Development         800              29
   PolyMedica                               1,300              50
   Quest Diagnostics                        1,200              67
   Resmed*                                    900              41
   Respironics*                             4,679             159
   Schering-Plough                          3,000              57
   Sepracor*                                  100               5
   St. Jude Medical*                        1,700              58
   Stryker                                    900              39
   Techne*                                  1,200              66
   Thermo Electron*                           600              22
   UnitedHealth Group                      16,700             734
   Universal Health Services, Cl B            100               5
   Varian Medical Systems*                    600              28
   VCA Antech*                              1,200              36
   Waters*                                  6,700             279
   Watson Pharmaceuticals*                  1,700              43
   WellPoint*                               1,200              86
   West Pharmaceutical Services               100               3
   Wyeth                                    7,446             341
   Zimmer Holdings*                        11,000             666
                                                         --------
                                                           17,144
                                                         --------
INDUSTRIALS -- 10.0%
   3M                                         700              59
   Adesa                                      200               5
   Alexander & Baldwin                        200               9
   Allied Waste Industries*                11,607             139
   Ametek                                     100               5
   AMR*                                     7,327             181
   Applied Industrial Technologies            500              19
   Aramark, Cl B                            9,711             318
   Armor Holdings*                          1,300              74
   Avery Dennison                             400              24
   Boeing                                   4,429             369
   Brink's                                    500              28
   Burlington Northern Santa Fe             1,400             108
   Caterpillar                              4,100             299
   Cendant                                    600              10
   CH Robinson Worldwide                    1,800              79
   ChoicePoint*                               800              36
   Cintas                                     100               4
   Con-way (B)                              3,902             231
   Corporate Executive Board                  600              61
   CSX                                      4,586             307
   Cummins (B)                              3,432             378
   Danaher                                    400              26
   Deere                                      500              43
   Deluxe                                   6,539             141

--------------------------------------------------------------------------------
42            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Dover                                    1,400        $     68
   Eaton (B)                                3,700             272
   Emerson Electric (B)                     4,500             371
   Equifax                                  1,200              43
   Expeditors International Washington      9,100             896
   Fastenal                                 1,700              73
   FedEx                                    1,200             131
   Fluor                                    1,383             121
   General Dynamics                         2,400             153
   General Electric                        40,200           1,377
   Goodrich                                   200               9
   Harsco                                   1,000              81
   Herman Miller                            2,800              82
   HNI                                      1,200              63
   Honeywell International                  3,600             148
   Illinois Tool Works (B)                  5,800             288
   Ingersoll-Rand, Cl A                     4,400             192
   ITT Industries                           1,600              83
   Jacobs Engineering Group*                2,131             166
   JB Hunt Transport Services               4,580             112
   JetBlue Airways*                         2,800              29
   Laidlaw International*                   5,300             134
   Landstar System                            300              13
   Lockheed Martin (B)                     10,043             728
   Manpower                                 3,851             254
   Monster Worldwide*                         200              10
   MSC Industrial Direct, Cl A                500              23
   NCI Building Systems*                      400              24
   Norfolk Southern                         1,363              72
   Northrop Grumman (B)                     6,900             446
   Paccar                                   4,000             307
   Pall                                       300               9
   Parker Hannifin                          3,706             289
   Pitney Bowes                               800              33
   Precision Castparts                      1,788             103
   Raytheon (B)                             8,000             367
   Republic Services                          400              16
   Robert Half International                2,000              82
   Rockwell Automation                      2,800             191
   Rockwell Collins                           300              16
   Roper Industries                           500              23
   RR Donnelley & Sons                      1,900              61
   Ryder System                             4,800             259
   Southwest Airlines                       3,300              53
   SPX                                        100               5
   Stericycle*                                700              47
   Teleflex                                   600              37
   Terex*                                   2,347             215
   Textron                                    400              36
   Thomas & Betts*                          2,600             150
   Timken (B)                               9,811             308
   Union Pacific                            3,248             301
   United Parcel Service, Cl B             12,900           1,039
   United Technologies                      3,000             188

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   USG*                                       100        $      9
   Waste Management                         2,700              99
   WW Grainger                              2,181             157
                                                         --------
                                                           13,815
                                                         --------
INFORMATION TECHNOLOGY -- 17.2%
   Acxiom (B)                               4,600             108
   ADC Telecommunications*                    400               7
   Adobe Systems                              700              20
   Affiliated Computer Services, Cl A*        200              10
   Agere Systems*                          16,791             250
   Agilent Technologies*                    4,100             143
   Akamai Technologies*                       800              25
   Alliance Data Systems*                     600              32
   Altera*                                  2,500              49
   Amphenol, Cl A                             300              17
   Analog Devices                           2,300              78
   Andrew*                                    700               7
   Apple Computer*                          1,935             116
   Applied Materials*                      15,100             255
   Arrow Electronics (B)*                  17,275             561
   Atmel (B)*                              28,100             135
   Autodesk                                   800              29
   Automatic Data Processing                1,200              55
   Avaya*                                   1,600              19
   Avnet (B)*                              24,058             531
   Black Box                                  100               5
   BMC Software (B)*                        9,600             193
   Broadcom, Cl A*                          1,500              51
   CA                                         200               4
   Cadence Design Systems*                  2,000              36
   CDW                                        200              11
   Ceridian*                                2,500              61
   CheckFree*                               2,609             130
   Cisco Systems (B)*                      37,300             734
   Citrix Systems*                            800              30
   Computer Sciences (B)*                   5,403             304
   Comverse Technology*                       100               2
   Convergys*                                 300               6
   Corning*                                 1,200              29
   Dell*                                   13,616             346
   DST Systems*                             1,031              61
   eBay*                                   29,500             968
   Electronic Arts*                           100               4
   Electronic Data Systems (B)             15,253             374
   EMC (B)*                                17,500             224
   Fair Isaac                               3,300             117
   Fidelity National Information Services   1,100              40
   First Data                              19,800             913
   Fiserv*                                  8,000             345
   Freescale Semiconductor, Cl B*          10,900             340
   Global Payments                            700              33
   Google, Cl A*                            1,988             739
   Harris                                   1,800              73

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            43

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Hewlett-Packard (B)                     44,676        $  1,447
   Hyperion Solutions*                        100               3
   Ingram Micro, Cl A*                     13,712             237
   Intel                                   36,453             657
   International Business Machines (B)     23,024           1,840
   Intersil, Cl A                           1,700              46
   Intuit (B)*                             19,000           1,050
   Iron Mountain*                           1,900              70
   Jabil Circuit*                           2,602              91
   Kla-Tencor                                 600              25
   Lam Research (B)*                        5,400             242
   Lexmark International, Cl A (B)*         5,500             315
   Linear Technology                        1,200              40
   Maxim Integrated Products                2,700              83
   MEMC Electronic Materials*                 500              18
   Mettler Toledo International*              300              19
   Micrel*                                  1,600              18
   Microchip Technology                       300              10
   Micron Technology*                       2,400              40
   Microsoft (B)                           64,300           1,456
   MicroStrategy, Cl A*                       200              19
   Molex                                      700              25
   Motorola                                25,021             528
   National Instruments                       200               6
   National Semiconductor                   8,900             229
   NAVTEQ*                                 12,000             501
   Network Appliance*                         400              13
   Novellus Systems*                          700              16
   Nvidia*                                  4,493             103
   Oracle*                                 10,200             145
   Parametric Technology*                  14,174             189
   Paychex                                 19,500             716
   QLogic*                                  7,900             141
   Qualcomm                                31,800           1,438
   Red Hat*                                 1,300              34
   Reynolds & Reynolds, Cl A                  400              11
   Sabre Holdings, Cl A                     4,673             100
   Salesforce.com*                            300               9
   SanDisk*                                13,300             748
   Seagate Technology                      28,000             654
   Sybase*                                    900              18
   Symantec*                                2,000              31
   Synopsys (B)*                           10,400             212
   Tech Data (B)*                          12,127             440
   Tektronix                                  900              28
   Teradyne*                                1,400              22
   Texas Instruments (B)                   24,611             769
   Western Digital*                         8,601             175
   Xerox*                                   7,400             102
   Xilinx                                   4,800             125
   Yahoo!*                                  1,883              59
   Zebra Technologies, Cl A*                  100               4
                                                         --------
                                                           23,937
                                                         --------

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
MATERIALS -- 2.7%
   Airgas                                     400        $     15
   Albemarle                                  100               5
   Alcoa (B)                                7,000             222
   Allegheny Technologies                     200              13
   Ashland                                    831              52
   Cabot                                      900              30
   Celanese, Ser A                         10,097             199
   Cleveland-Cliffs                           600              44
   Crown Holdings*                          1,813              29
   Cytec Industries                           400              23
   Dow Chemical                             1,900              76
   Eagle Materials (B)                      5,000             244
   Ecolab                                   1,200              46
   Engelhard                                  300              12
   Florida Rock Industries                  1,300              68
   Freeport-McMoRan Copper & Gold,
     Cl B                                   3,200             179
   Hercules*                                4,933              76
   Huntsman*                                1,593              30
   International Paper                        200               7
   Lubrizol                                 1,000              40
   Martin Marietta Materials                3,600             329
   MeadWestvaco                               100               3
   Monsanto                                   100               8
   Mosaic*                                  1,000              16
   Nalco Holding*                           3,776              65
   Newmont Mining                           2,712             141
   Nucor (B)                                1,400             147
   Pactiv*                                  6,000             148
   Phelps Dodge                             2,700             231
   PPG Industries (B)                       1,600             103
   Praxair                                 14,300             754
   Reliance Steel & Aluminum                  600              48
   Scotts Miracle-Gro, Cl A                   700              31
   Sealed Air                                 500              26
   Sigma-Aldrich                              100               7
   Smurfit-Stone Container*                 1,000              12
   Sonoco Products                            300              10
   Southern Copper                            100               9
   Temple-Inland                              400              17
   United States Steel                        179              12
   Vulcan Materials                         3,200             250
   Weyerhaeuser                               200              13
                                                         --------
                                                            3,790
                                                         --------
TELECOMMUNICATION SERVICES -- 2.5%
   Alltel                                   1,900             118
   American Tower, Cl A*                      900              28
   AT&T                                    21,003             547
   BellSouth                                6,058             205
   CenturyTel (B)                           3,900             139
   Citizens Communications                  3,700              47

--------------------------------------------------------------------------------
44            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Crown Castle International*              1,100        $     35
   Embarq (B)                               1,214              51
   Nextel Partners, Cl A*                   1,532              43
   NII Holdings*                              634              35
   Qwest Communications International*     16,455             115
   Sprint Nextel (B)                       49,282           1,045
   Telephone & Data Systems                 1,720              67
   US Cellular*                             3,939             236
   Verizon Communications (B)              22,000             687
                                                         --------
                                                            3,398
                                                         --------
UTILITIES -- 2.4%
   AES*                                     5,700             105
   AGL Resources                              200               7
   Allegheny Energy*                          100               4
   Ameren                                     400              20
   American Electric Power                  4,200             144
   Aqua America                             2,000              47
   CenterPoint Energy                       2,523              30
   Consolidated Edison                        500              22
   Constellation Energy Group               1,894              98
   Dominion Resources                       1,324              96
   DTE Energy                               1,700              69
   Duke Energy                                424              12
   Edison International (B)                12,849             504
   Energen                                  2,718              92
   Energy East                                200               5
   Entergy                                  1,200              84
   Equitable Resources                      2,000              67
   Exelon                                     600              34
   FirstEnergy (B)                          5,700             299
   FPL Group                                  400              16
   Great Plains Energy                        200               6
   MDU Resources Group                      3,245             115
   National Fuel Gas                          700              25
   Nicor                                      877              36
   Northeast Utilities                        300               6
   NRG Energy*                              2,300             114
   NSTAR                                      200               6
   OGE Energy                                 200               6
   Oneok                                      100               3
   Peoples Energy                             199               7
   PG&E (B)                                 5,800             230
   Pinnacle West Capital                      200               8
   PPL                                        300               9
   Public Service Enterprise Group          1,969             126
   Puget Energy                               300               6
   Questar                                  1,000              74
   SCANA                                    1,100              42
   Sempra Energy (B)                        2,100              94
   Southern                                   800              26
   Southern Union                           1,800              44
   TECO Energy                                100               2

--------------------------------------------------------------------------------
                               Shares/Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   TXU                                      7,600        $    435
   WPS Resources                              100               5
   Xcel Energy                              7,235             136
                                                         --------
                                                            3,316
                                                         --------
Total Common Stock
   (Cost $131,548) ($ Thousands)                          128,983
                                                         --------

ASSET-BACKED SECURITIES  -- 4.1%
MORTGAGE RELATED SECURITIES -- 4.1%
   Ace Securities, Ser 2003-OP1, Cl M1 (D)
        5.781%, 06/26/06                  $   250             251
   Argent Securities, Ser 2003-W9,
     Cl M1 (D)
        5.771%, 06/26/06                      250             252
   Asset-Backed Securities Home Equity,
     Ser 2003-HE7, Cl M2 (D)
        6.831%, 06/15/06                       25              25
   Bear Stearns Asset-Backed Securities,
     Ser 2006-PC1N, Cl A1 (E)
        5.500%, 12/25/35                       37              37
   Countrywide Alternative Loan Trust,
     Ser 2005-69, Cl M3 (D)
        6.231%, 06/27/06                       30              30
   Countrywide Asset-Backed Certificates,
     Ser 2005-7, Cl MV8 (D)
        6.531%, 06/27/06                       50              51
   Countrywide Asset-Backed Certificates,
     Ser 2006-S1, Cl A2
        5.549%, 08/25/21                      267             265
   Countrywide Home Equity Loan Trust,
     Ser 2006-D, Cl 2A (D)
        5.261%, 06/30/06                      287             288
   Countrywide Home Loans, Ser 2006-OA5,
     Cl 1M4 (D)
        6.131%, 06/27/06                       50              50
   DSLA Mortgage Loan Trust, Ser 2006-AR1,
     Cl M4 (D)
        5.820%, 06/19/06                       49              49
   DSLA Mortgage Loan Trust, Ser 2006-AR1,
     Cl M5 (D)
        5.890%, 06/19/06                       30              30
   DSLA Mortgage Loan Trust, Ser 2006-AR1,
     Cl M7 (D)
        6.830%, 06/19/06                       30              30
   FBR Securitization Trust, Ser 2005-4,
     Cl M11 (D)
        7.081%, 06/27/06                       25              24
   First Franklin Mortgage Loan Asset,
     Ser 2003-FF5, Cl M6 (D)
        8.581%, 06/25/06                       40              40
   First Franklin Mortgage Loan Asset,
     Ser 2005-FF4, Cl 2A3 (D)
        5.301%, 06/25/06                      200             200

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            45

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   GMAC Matgage Corporation Loan Trust,
     Ser 2006-HE1, Cl A (D)
        5.291%, 06/30/06                  $   500        $    500
   GS Mortgage Securities, Ser 2006-GG6,
     Cl AM (D)
        5.622%, 04/10/38                      500             489
   GSAA Home Equity Trust, Ser 2006-3N,
     Cl N1 (E)
        5.750%, 03/25/36                       23              23
   Hasco NIM Trust, Ser 2006-OP2A, Cl A (E)
        5.856%, 01/26/36                       50              50
   Home Equity Asset Trust, Ser 2003-4,
     Cl M2 (D)
        6.981%, 06/25/06                       50              50
   Home Equity Asset Trust, Ser 2005-9N,
     Cl A (E)
        6.500%, 05/27/36                       59              59
   Home Equity Asset Trust, Ser 2006-1N,
     Cl 1A (E)
        6.500%, 05/27/36                       40              40
   IMPAC CMB Trust, Ser 2004-10, Cl 4M1 (D)
        5.681%, 03/25/35                       59              59
   IMPAC NIM Trust, Ser 2006-1, Cl N (E)
        6.000%, 03/25/36                       25              25
   Indymac Index Mortgage Loan Trust,
     Ser 2006-AR2, Cl M6 (D)
        6.831%, 04/25/46                       42              43
   Indymac Index Mortgage Loan Trust,
     Ser 2006-AR2, Cl M9 (D)
        6.831%, 06/25/06                       50              42
   Indymac Index Mortgage Loan Trust,
     Ser 2006-AR4, Cl M4 (D)
        5.781%, 06/25/06                       30              30
   Indymac Index Mortgage Loan Trust,
     Ser 2006-AR6, Cl M7 (D)
        6.631%, 06/25/06                       40              40
   Lehman XS Trust, Ser 2005-5N, Cl M3 (D)
        6.081%, 06/25/06                       70              71
   Lehman XS Trust, Ser 2005-7N, Cl M3II
        6.231%, 06/27/06                       50              51
   Long Beach Asset Holdings, Ser 2006-2,
     Cl N1 (E)
        5.780%, 04/25/46                       27              27
   Master Asset-Backed Securities Trust,
     Ser 2002-OPT1, Cl M1 (D)
        6.231%, 06/27/06                      250             251
   Master Asset-Backed Securities Trust,
     Ser 2006-AB1, Cl A1 (D)
        5.221%, 06/27/06                      250             250
   Morgan Stanley Dean Witter Capital I,
     Ser 2002-AM3, Cl M1 (D)
        6.031%, 06/25/06                      500             503

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                  ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
   New Century Home Equity Loan Trust,
     Ser 2003-B, Cl M1 (D)
        5.731%, 06/25/06                  $   100        $    101
   New Century Home Equity Loan Trust,
     Ser 2005-A, Cl A2 (D)
        4.461%, 06/25/06                      250             246
   Park Place Securities NIM Trust,
     Ser 2004-WHQ1, Cl D (E)
        7.384%, 09/25/34                       18              18
   Residential Asset Securitization Trust,
     Ser 2004-IP2, Cl 3A1 (D)
        5.294%, 06/25/06                      504             498
   Resmae Mortgage Loan Trust, Ser 2006-1,
     Cl A2A (D) (E)
        5.181%, 06/25/06                      229             229
   Resmae Mortgage Loan Trust, Ser 2006-1,
     Cl A2B (D) (E)
        5.231%, 06/25/06                      100             100
   Sail NIM Notes, Ser 2006-BC1A, Cl A (E)
        7.000%, 03/27/36                       56              56
   Terwin Mortgage Trust, Ser 2006-2HGS,
     Cl B1 (D) (E)
        5.861%, 06/25/06                       35              35
   Terwin Mortgage Trust, Ser 2006-6SL,
     Cl A1
        4.500%, 06/25/36                      250             247
                                                         --------
Total Asset-Backed Securities
   (Cost $5,771) ($ Thousands)                              5,755
                                                         --------

U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS -- 6.4%
   FNMA (D)
        5.581%, 05/01/36                      302             301
   FNMA TBA
        5.500%, 06/01/21                    1,900           1,871
        5.500%, 06/12/31                    3,000           2,887
        5.500%, 06/01/33                      200             193
        5.000%, 06/17/19                    3,000           2,897
   GNMA (D)
        4.500%, 01/20/34                      553             547
        4.500%, 01/20/36                      245             242
                                                         --------
Total U.S. Government Mortgage-Backed Obligations
   (Cost $8,965) ($ Thousands)                              8,938
                                                         --------

CASH EQUIVALENT  -- 5.8%
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A, 4.980%**++  8,078,573           8,079
                                                         --------
Total Cash Equivalent
   (Cost $8,079) ($ Thousands)                              8,079
                                                         --------

--------------------------------------------------------------------------------
46            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                  ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.6%
   FNMA CMO STRIPS, Ser 360, Cl 2, IO
        5.000%, 08/01/35                  $   660        $    176
   FNMA DN (A) (C)
        4.824%, 08/23/06                    3,500           3,460
                                                         --------
Total U.S. Government Agency Obligations
   (Cost $3,636) ($ Thousands)                              3,636
                                                         --------

FOREIGN COMMON STOCK  -- 0.7%
   Canadian Natural Resources (B)           1,900             102
   EnCana (B)                               4,300             217
   IPSCO                                    1,200             113
   Petro-Canada                             1,800              83
   Shaw Communications, Cl B                6,800             190
   Talisman Energy (B)                     11,400             211
                                                         --------
Total Foreign Common Stock
   (Cost $877) ($ Thousands)                                  916
                                                         --------

CORPORATE OBLIGATIONS  -- 0.1%
CONSUMER DISCRETIONARY -- 0.0%
   Gannett
        5.750%, 06/01/11                       45              44
                                                         --------
FINANCIALS -- 0.1%
   Residential Capital
        6.500%, 04/17/13                       75              73
                                                         --------
INDUSTRIALS -- 0.0%
   Ryland Group
        6.875%, 06/15/13                       35              35
                                                         --------
Total Corporate Obligations
   (Cost $154) ($ Thousands)                                  152
                                                         --------
Total Investments -- 112.5%
   (Cost $159,030) ($ Thousands)                          156,459
                                                         --------

COMMON STOCK SOLD SHORT  -- (6.8)%
CONSUMER DISCRETIONARY -- (1.9)%
   Bebe Stores                             (2,436)            (36)
   Boyd Gaming                             (1,900)            (86)
   CBS, Cl B                               (3,033)            (79)
   CKX*                                      (991)            (12)
   Cooper Tire & Rubber                    (2,349)            (27)
   Discovery Holding, Cl A*               (14,526)           (201)
   Dolby Laboratories, Cl A*               (1,576)            (35)
   Dreamworks Animation SKG, Cl A*         (5,206)           (135)
   Gentex                                 (23,687)           (343)
   International Speedway, Cl A            (2,231)           (108)
   Interpublic Group (B)                  (16,700)           (159)
   Laureate Education*                     (1,600)            (76)

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Lee Enterprises                         (9,975)       $   (285)
   Liberty Media Holding-Capital, Ser A*   (3,243)           (258)
   NTL                                     (2,217)            (59)
   OSI Restaurant Partners                 (4,000)           (147)
   Royal Caribbean Cruises                 (2,300)            (88)
   Urban Outfitters*                       (8,600)           (160)
   Westwood One                            (5,363)            (43)
   XM Satellite Radio, Cl A*              (23,450)           (338)
                                                         --------
                                                           (2,675)
                                                         --------
ENERGY -- (0.8)%
   Cheniere Energy*                        (4,000)           (156)
   Kinder Morgan                             (284)            (29)
   Massey Energy                           (4,500)           (168)
   Overseas Shipholding Group              (2,016)           (103)
   Plains Exploration & Production*        (1,323)            (47)
   Quicksilver Resources*                  (7,060)           (248)
   Range Resources                         (4,800)           (124)
   Southwestern Energy                     (5,500)           (178)
                                                         --------
                                                           (1,053)
                                                         --------
FINANCIALS -- (1.3)%
   Alleghany*                                 (52)            (15)
   American Capital Strategies             (4,330)           (148)
   Arthur J Gallegher                      (5,800)           (154)
   Commerce Bancorp                        (2,300)            (90)
   Health Care+                            (5,063)           (172)
   Hudson City Bancorp                    (37,019)           (507)
   New York Community Bancorp             (17,915)           (298)
   Realty Income+                          (3,916)            (86)
   St. Joe                                 (6,657)           (313)
                                                         --------
                                                           (1,783)
                                                         --------
HEALTH CARE -- (0.5)%
   Cooper                                    (184)             (9)
   Lifepoint Hospitals*                    (4,605)           (163)
   OSI Pharmaceuticals*                    (5,952)           (170)
   Pharmaceutical Product Development      (5,308)           (193)
   Protein Design Laboratories*            (1,711)            (34)
   Resmed*                                 (1,800)            (82)
   VCA Antech*                               (397)            (12)
                                                         --------
                                                             (663)
                                                         --------
INDUSTRIALS -- (0.5)%
   American Power Conversion               (5,209)           (102)
   CH Robinson Worldwide                   (1,900)            (84)
   Monster Worldwide*                        (765)            (37)
   Pall                                    (5,800)           (175)
   Pentair                                 (4,300)           (147)
   UTI Worldwide                           (3,900)           (106)
                                                         --------
                                                             (651)
                                                         --------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            47

STATEMENT OF NET ASSETS


Large Cap Diversified Alpha Fund (Concluded)

May 31, 2006
--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- (1.5)%
   Activision*                            (13,500)       $   (176)
   Akamai Technologies*                    (3,600)           (113)
   Avid Technology*                        (2,213)            (87)
   Ciena*                                  (5,317)            (22)
   Diebold                                 (3,400)           (144)
   F5 Networks*                            (1,332)            (65)
   Flir Systems*                           (1,408)            (36)
   International Rectifier*                (3,600)           (160)
   Iron Mountain*                          (4,700)           (174)
   Juniper Networks*                       (1,485)            (24)
   Linear Technology                       (2,483)            (84)
   NAVTEQ*                                 (2,000)            (84)
   Novellus Systems                        (2,035)            (47)
   Paychex                                 (4,252)           (156)
   PMC - Sierra*                          (21,623)           (208)
   QLogic*                                 (2,782)            (50)
   Rambus*                                 (3,800)            (92)
   Red Hat*                                (3,991)           (105)
   Salesforce.com*                         (4,981)           (147)
   SanDisk*                                  (532)            (30)
   Symantec*                               (4,211)            (66)
   Teradyne*                               (3,357)            (52)
                                                         --------
                                                           (2,122)
                                                         --------
MATERIALS -- (0.0)%
   Louisiana-Pacific                       (1,483)            (36)
                                                         --------
TELECOMMUNICATION SERVICES -- (0.0)%
   CenturyTel                                (669)            (24)
                                                         --------
UTILITIES -- (0.3)%
   Aqua America                            (6,363)           (149)
   DPL                                     (3,500)            (94)
   PNM Resources                             (920)            (23)
   Reliant Energy*                         (7,935)            (92)
                                                         --------
                                                             (358)
                                                         --------
Total Common Stock Sold Short
   (Proceeds $(10,020)) ($ Thousands)                      (9,365)
                                                         --------

FOREIGN COMMON STOCK SOLD SHORT -- (0.5)%
   Cameco                                  (4,400)           (182)
   Enbridge                                (6,000)           (190)
   Four Seasons Hotels                     (2,500)           (154)
   Ivanhoe Mines*                         (23,400)           (161)
                                                         --------
Total Foreign Common Stock Sold Short
   (Proceeds $(720)) ($ Thousands)                           (687)
                                                         --------

--------------------------------------------------------------------------------
                                                     Market Value
Description                                         ($ Thousands)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (5.2)%
Receivable for Variation Margin                          $    181
Payable for Investment Securities Purchased               (12,779)
Payable for Fund Shares Redeemed                              (53)
Investment Advisory Fees Payable                              (48)
Other Assets and Liabilities, Net                           5,338
                                                         --------
Total Other Assets and Liabilities                         (7,361)
                                                         --------
Net Assets -- 100.0%                                     $139,046
                                                         ========

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)             $140,211
Undistributed net investment income                           469
Accumulated net realized gain on investments                  823
Net unrealized depreciation on investments and
   securities sold short                                   (1,883)
Net unrealized depreciation on futures contracts             (564)
Net unrealized depreciation on swap contracts                 (10)
                                                         --------
Net Assets                                               $139,046
                                                         ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($139,046,019 O 13,993,442 shares)                       $9.94
                                                            =====

A summary of the open future contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
                                                                  APPRECIATION
    TYPE OF                         NUMBER OF     EXPIRATION     (DEPRECIATION)
   CONTRACT                         CONTRACTS        DATE        ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                            (7)        Mar-2010           $ 7
90-Day Euro$                            (5)        Mar-2011             5
90-Day Euro$                            (7)        Mar-2007             6
90-Day Euro$                            (7)        Mar-2008             6
90-Day Euro$                            (7)        Mar-2009             6
90-Day Euro$                            (7)        Jun-2010             7
90-Day Euro$                           (11)        Jun-2006             4
90-Day Euro$                             5         Jun-2007            (1)
90-Day Euro$                            (7)        Jun-2008             7
90-Day Euro$                            (7)        Jun-2009             7
90-Day Euro$                            (7)        Sep-2010             7
90-Day Euro$                            (7)        Sep-2006             4
90-Day Euro$                            (7)        Sep-2007             6
90-Day Euro$                            (7)        Sep-2008             7
90-Day Euro$                            (7)        Sep-2009             7
90-Day Euro$                            (7)        Dec-2010             8
90-Day Euro$                            25         Dec-2006           (17)
90-Day Euro$                            (7)        Dec-2007             6
90-Day Euro$                            (7)        Dec-2008             6
90-Day Euro$                            (7)        Dec-2009             7
S&P 500 Composite Index                 55         Sep-2006          (663)
U.S. 2-Year Note                         1         Sep-2006            --
U.S. 5-Year Note                        (1)        Jun-2006            --
U.S. 10-Year Note                       (1)        Sep-2006            --
U.S. 10-Year Note                       (2)        Jun-2006             5
U.S. Long Treasury Bond                  4         Sep-2006            (1)
                                                                     -----
                                                                     $(564)
                                                                     =====

--------------------------------------------------------------------------------
48            SEI Institutional Investments Trust / Annual Report / May 31, 2006

A summary of the outstanding Total Return Swap agreements held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                    UNREALIZED
                                                      NOTIONAL     APPRECIATION
                                         EXPIRATION    AMOUNT     (DEPRECIATION)
DESCRIPTION                                 DATE   ($ THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
Fund receives payment on the monthly
   reset spread from Banc of America -
   CMBS AAA 10YR Index plus 5 basis
   points times the notional amount.
   Fund receives payment if the return
   on the spread appreciates over the
   payment period, and pays if the
   return on the spread depreciates
   over the payment period.
   (Counterparty: Bank of America)        10/01/06     $6,000         $ (9)
Fund receives payment on the monthly
   reset spread from Banc of America -
   CMBS AAA10Yr Index times the
   notional amount. Fund receives
   payment if the return on the spread
   appreciates over the payment period,
   and pays if the return on the spread
   depreciates over the payment period.
   (Counterparty: Bank of America)        02/28/07      5,000           (7)
Fund receives payment on the monthly
   reset spread from Banc of America -
   CMBS AAA 10YR Index plus 25 basis
   points times the notional amount.
   Fund receives payment if the return
   on the spread appreciates over the
   payment period, and pays if the
   return on the spread depreciates
   over the payment period.
   (Counterparty: Bank of America)        10/31/06      1,000            6
                                                                      ----
                                                                      $(10)
                                                                      ====

--------------------------------------------------------------------------------

DESCRIPTION
--------------------------------------------------------------------------------
* Non-income producing security.
** Rate shown is the 7-day effective yield as of May 31, 2006.
+ Real Estate Investment Trust.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.
(B) All or a portion of this security is held as collateral for securities sold short. The total value of collateral for securities sold short at May 31, 2006 was $31,384 ($Thousands).
(C) Zero Coupon Bond -- The rate reported on the Statement of Net Assets is the effective yield at time of purchase.
(D) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(E) This security was sold within the terms of private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
Cl -- Class
CMBS -- Commercial Mortgage-Backed Security
CMO -- Collateralized Mortgage Oblligation
DN -- Discount Note
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
NIM -- Net Interest Margin
Ser -- Series
STRIPS -- Seperately Traded Registered Interest and Principal Securities
TBA -- To Be Announced
Amounts designated as "--" are zero or have beeen rounded to zero.


The accompanying notes are an integral part of the financial statements.






--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            49

STATEMENT OF NET ASSETS


Large Cap Index Fund

May 31, 2006
--------------------------------------------------------------------------------
[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:
SECTOR WEIGHTINGS (UNAUDITED)++:
24.7% Financials
12.7% Information Technology
10.6% Health Care
 9.7% Consumer Discretionary
 9.4% Industrials
 7.6% Energy
 7.5% Consumer Staples
 4.7% Short-Term Investments
 3.3% Commercial Paper
 3.1% Utilities
 2.7% Materials
 2.7% Telecommunication Services
 1.0% Asset-Backed Securities
 0.2% U.S. Treasury Obligation
 0.1% Certificate of Deposit
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK  -- 97.9%
CONSUMER DISCRETIONARY -- 11.2%
   Abercrombie & Fitch, Cl A                2,602        $    151
   Advance Auto Parts*                      3,308             126
   Amazon.com (B)*                          8,889             308
   American Eagle Outfitters                3,114             102
   American Greetings, Cl A                 1,573              35
   AnnTaylor Stores*                        1,847              71
   Apollo Group, Cl A (B)*                  4,164             218
   Applebee's International                 2,175              44
   Autoliv                                  2,218             123
   Autonation*                              4,132              90
   Autozone*                                1,707             155
   Barnes & Noble                           1,138              43
   Beazer Homes USA                         1,037              52
   Bebe Stores                                379               6
   Bed Bath & Beyond*                       8,615             303
   Belo, Cl A                               2,151              37
   Best Buy                                11,247             596
   Black & Decker                           2,068             180
   Borders Group                            2,009              42
   BorgWarner                               1,441              95
   Boyd Gaming                              1,051              47
   Brinker International                    2,822             104
   Brunswick                                3,033             109
   Cablevision Systems, Cl A                6,042             119
   Career Education (B)*                    3,159             103
   Carmax (B)*                              2,680              85
   CBRL Group                               1,174              44
   CBS, Cl B                               20,369             528
   Centex                                   3,756             179
   Cheesecake Factory*                      2,046              60
   Chico's FAS*                             5,316             159
   Choice Hotels International                884              48
   Circuit City Stores                      4,985             150
   CKX*                                       937              12
   Claire's Stores                          2,327              63

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Clear Channel Communications            14,135        $    435
   Clear Channel Outdoor Holdings, Cl A*    1,400              31
   Coach*                                  10,967             319
   Columbia Sportswear*                       438              21
   Comcast, Cl A*                          57,117           1,835
   Darden Restaurants                       3,922             139
   Dick's Sporting Goods*                     829              32
   Dillard's, Cl A                          1,675              46
   DIRECTV Group (B)*                      18,758             329
   Discovery Holding, Cl A (B)*             8,542             118
   Dolby Laboratories, Cl A*                  843              19
   Dollar General (B)                       9,831             160
   Dollar Tree Stores*                      3,553              94
   Dow Jones (B)                            1,177              41
   DR Horton                                7,968             210
   DreamWorks Animation SKG, Cl A*            934              24
   E.W. Scripps, Cl A                       2,472             114
   Eastman Kodak                            8,567             207
   EchoStar Communications, Cl A (B)*       6,862             205
   Education Management*                    1,887              81
   Expedia*                                 5,551              79
   Family Dollar Stores                     4,262             106
   Federated Department Stores              7,515             547
   Foot Locker                              3,769              91
   Ford Motor (B)                          48,024             344
   Fortune Brands                           4,220             312
   Gannett (B)                              7,159             387
   Gap                                     15,459             281
   General Motors (B)                      13,481             363
   Gentex                                   3,932              57
   Genuine Parts                            5,171             223
   Getty Images*                            1,519             100
   Goodyear Tire & Rubber (B)*              3,852              49
   GTECH Holdings                           3,819             132
   H&R Block (B)                            9,725             221
   Harley-Davidson (B)                      7,903             394
   Harman International Industries          1,968             167
   Harrah's Entertainment                   5,275             401
   Harte-Hanks                              1,489              41
   Hasbro                                   3,967              74
   Hearst-Argyle Television                   863              19
   Hilton Hotels (B)                       11,224             308
   Home Depot                              60,915           2,322
   Hovnanian Enterprises, Cl A*               745              24
   IAC/InterActive (B)*                     5,464             141
   Interactive Data                           813              16
   International Game Technology           10,043             374
   International Speedway, Cl A               912              44
   Interpublic Group (B)*                  12,975             124
   ITT Educational Services (B)*            1,221              79
   J.C. Penney                              5,751             349
   John Wiley & Sons, Cl A                  1,242              43
   Johnson Controls                         5,515             470
   Jones Apparel Group                      3,053              99

--------------------------------------------------------------------------------
50            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   KB Home                                  2,480        $    127
   Knight Ridder                            1,815             113
   Kohl's (B)*                              8,819             473
   Lamar Advertising, Cl A (B)*             2,140             117
   Las Vegas Sands*                           693              49
   Laureate Education*                      1,231              58
   Lear (B)                                 1,511              36
   Lee Enterprises                          1,187              34
   Leggett & Platt (B)                      5,819             148
   Lennar, Cl A                             3,930             188
   Liberty Global, Cl A (B)*               13,769             316
   Liberty Media Holding-Capital, Ser A*    3,889             309
   Liberty Media Holding-Interactive,
     Ser A*                                19,447             349
   Limited Brands                           9,357             254
   Live Nation                              1,979              45
   Liz Claiborne                            3,361             130
   Lowe's                                  21,755           1,355
   Marriott International, Cl A             5,125             371
   Marvel Entertainment*                    1,806              34
   Mattel                                  10,442             176
   McClatchy, Cl A (B)                        489              22
   McDonald's                              35,529           1,178
   McGraw-Hill                             10,739             554
   MDC Holdings                               816              44
   Men's Wearhouse*                         1,178              40
   Meredith                                 1,058              53
   Meritage Homes*                            554              30
   MGM Mirage*                              3,692             153
   Michaels Stores                          4,132             161
   Mohawk Industries (B)*                   1,366             101
   New York Times, Cl A                     3,524              85
   Newell Rubbermaid                        7,365             195
   News, Cl A*                             65,285           1,245
   Nike, Cl B                               5,424             436
   Nordstrom                                6,512             240
   NTL                                      7,620             203
   NVR*                                       124              75
   O'Reilly Automotive*                     2,540              80
   Office Depot*                            8,489             353
   OfficeMax                                2,274              94
   Omnicom Group                            5,022             478
   OSI Restaurant Partners                  1,602              59
   Panera Bread, Cl A*                        662              43
   Penn National Gaming*                    1,689              65
   PetSmart (B)                             4,373             117
   Polaris Industries                         952              42
   Polo Ralph Lauren                        1,380              78
   Pool                                     1,292              56
   Pulte Homes                              6,318             205
   Quiksilver*                              2,902              36
   R.H. Donnelley                           1,761              97
   RadioShack (B)                           4,171              70
   Regal Entertainment Group, Cl A (B)      1,188              23

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Rent-A-Center*                           1,829        $     43
   Ross Stores                              4,571             129
   Ryland Group (B)                         1,475              73
   Saks*                                    2,806              45
   Scientific Games, Cl A*                  1,466              56
   Sears Holdings*                          2,728             414
   Service International                    6,994              56
   ServiceMaster                            9,382             101
   Sherwin-Williams                         3,537             171
   Sirius Satellite Radio (B)*             38,952             176
   Snap-On                                  1,491              62
   Sonic (B)*                               2,229              49
   Standard-Pacific                         1,539              46
   Stanley Works                            2,509             122
   Staples                                 20,664             485
   Starbucks (B)*                          21,706             774
   Starwood Hotels & Resorts Worldwide      6,284             384
   Station Casinos                          1,419             104
   Target (B)                              24,885           1,217
   Tempur-Pedic International (B)*            998              14
   Tiffany                                  4,325             148
   Timberland, Cl A*                        1,300              36
   Time Warner                            129,537           2,229
   TJX                                     13,954             331
   Toll Brothers*                           3,351              95
   Tribune                                  7,066             211
   TRW Automotive Holdings*                   993              27
   Univision Communications, Cl A (B)*      5,611             202
   Urban Outfitters (B)*                    2,720              50
   VF                                       2,617             165
   Viacom, Cl B*                           17,969             678
   Walt Disney (B)                         57,884           1,765
   Warner Music Group                         662              17
   Washington Post, Cl B                      128             104
   Weight Watchers International              862              36
   Wendy's International                    3,413             206
   Westwood One                             1,983              16
   Whirlpool                                1,887             170
   Williams-Sonoma                          3,462             125
   Wynn Resorts (B)*                        1,196              85
   XM Satellite Radio Holdings, Cl A*       7,837             113
   Yum! Brands                              7,524             379
                                                         --------
                                                           40,930
                                                         --------
CONSUMER STAPLES -- 8.7%
   Alberto-Culver                           1,887              88
   Albertson's                             10,836             278
   Altria Group (B)                        58,368           4,223
   Anheuser-Busch                          21,679             989
   Archer-Daniels-Midland                  18,279             760
   Avon Products                           13,606             431
   BJ's Wholesale Club*                     1,872              55
   Brown-Forman, Cl B                       1,675             128

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            51

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Campbell Soup                            6,878        $    242
   Church & Dwight                          1,632              59
   Clorox (B)                               4,503             285
   Coca-Cola                               58,620           2,581
   Coca-Cola Enterprises                    9,015             177
   Colgate-Palmolive                       14,575             879
   ConAgra Foods (B)                       15,086             341
   Constellation Brands, Cl A*              5,831             144
   Costco Wholesale (B)                    13,281             703
   CVS                                     22,446             626
   Dean Foods*                              3,787             135
   Del Monte Foods                          5,258              62
   Energizer Holdings*                      1,741              91
   Estee Lauder, Cl A                       3,554             146
   General Mills                            7,996             415
   Hershey                                  4,998             284
   HJ Heinz                                10,137             429
   Hormel Foods                             1,939              70
   JM Smucker                               1,155              48
   Kellogg                                  7,303             344
   Kimberly-Clark                          13,318             808
   Kraft Foods, Cl A (B)                    7,440             246
   Kroger (B)*                             21,073             424
   Loews - Carolina Group                   1,693              79
   McCormick                                3,593             124
   Molson Coors Brewing, Cl B               1,131              73
   Pepsi Bottling Group                     3,682             115
   PepsiAmericas                            1,494              33
   PepsiCo (B)                             47,237           2,856
   Pilgrim's Pride (B)                        351               9
   Procter & Gamble                        90,077           4,887
   Reynolds American (B)                    2,505             275
   Rite Aid (B)*                           13,001              61
   Safeway (B)                             13,120             309
   Sara Lee                                22,851             388
   Smithfield Foods (B)*                    2,775              77
   Spectrum Brands*                           879              14
   Supervalu                                4,117             120
   Sysco (B)                               18,148             555
   TreeHouse Foods*                           780              19
   Tyson Foods, Cl A                        7,465             120
   UST                                      4,469             197
   Wal-Mart Stores                         71,079           3,444
   Walgreen                                28,525           1,158
   Whole Foods Market                       3,852             250
   WM Wrigley Jr. (B)                       6,420             294
   WM Wrigley Jr., Cl B                     1,280              59
                                                         --------
                                                           32,007
                                                         --------
ENERGY -- 8.8%
   Anadarko Petroleum                      13,540             673
   Apache                                   9,159             594
   Arch Coal                                3,912             189

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Baker Hughes                             9,401        $    811
   BJ Services                              9,488             348
   Cameron International*                   3,322             156
   Chesapeake Energy (B)                    9,966             305
   Chevron                                 63,902           3,821
   ConocoPhillips                          47,176           2,986
   Consol Energy                            2,722             240
   Denbury Resources*                       2,824              89
   Devon Energy                            12,513             718
   Diamond Offshore Drilling (B)            1,809             155
   Dresser-Rand Group*                        734              18
   El Paso                                 17,503             272
   ENSCO International                      4,523             226
   EOG Resources                            6,645             436
   Exxon Mobil (B)                        179,012          10,904
   FMC Technologies*                        1,780             119
   Forest Oil*                              1,314              43
   Grant Prideco*                           3,427             165
   Halliburton (B)                         12,456             929
   Helmerich & Payne                        1,275              84
   Hess                                     2,104             316
   Kerr-McGee                               3,305             353
   Kinder Morgan                            2,797             281
   Marathon Oil                            10,388             780
   Massey Energy (B)                        2,561              96
   Murphy Oil (B)                           4,854             256
   National Oilwell Varco*                  4,692             310
   Newfield Exploration*                    3,799             162
   Noble Energy                             5,162             224
   Occidental Petroleum                    11,977           1,187
   Overseas Shipholding Group                 727              37
   Patterson-UTI Energy                     5,132             153
   Peabody Energy                           7,574             472
   Pioneer Natural Resources (B)            3,544             145
   Plains Exploration & Production*         1,947              69
   Pogo Producing                           1,470              66
   Pride International*                     4,829             156
   Quicksilver Resources*                   1,401              49
   Range Resources                          4,139             107
   Rowan (B)                                3,286             131
   Smith International (B)                  5,731             235
   Southwestern Energy*                     4,988             161
   Sunoco                                   3,756             258
   Tesoro                                   2,073             141
   Tidewater                                1,870              95
   Unit*                                    1,127              67
   Valero Energy                           16,636           1,021
   Western Gas Resources                    1,449              71
   Williams (B)                            16,646             376
   XTO Energy                               9,911             408
                                                         --------
                                                           32,464
                                                         --------


--------------------------------------------------------------------------------
52            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
FINANCIALS -- 21.5%
   A.G. Edwards (B)                         2,357        $    126
   Affiliated Managers Group (B)*             833              75
   Aflac                                   13,956             653
   Alleghany*                                 130              37
   Allied Capital (B)                       4,064             122
   Allstate                                18,625           1,025
   AMB Property+                            2,144             106
   AMBAC Financial Group                    3,168             254
   American Capital Strategies (B)          4,021             138
   American Express                        30,934           1,682
   American Financial Group                 1,143              48
   American Financial Realty Trust+         3,131              31
   American International Group            64,676           3,932
   American National Insurance                222              26
   AmeriCredit (B)*                         3,572             104
   Ameriprise Financial                     6,400             293
   AmerUs Group (B)                           965              56
   AmSouth Bancorp                         10,355             278
   Annaly Mortgage Management+              5,211              68
   AON (B)                                  8,650             308
   Apartment Investment &
     Management, Cl A                       2,984             129
   Archstone-Smith Trust+                   5,840             282
   Arthur J Gallagher                       2,104              56
   Associated Banc (B)                      4,184             138
   Assurant                                 2,793             137
   Astoria Financial                        2,314              70
   AvalonBay Communities+                   1,989             211
   Bank of America                        130,823           6,332
   Bank of Hawaii                           1,682              85
   Bank of New York                        21,552             716
   BB&T (B)                                15,206             632
   Bear Stearns                             3,274             438
   BlackRock, Cl A                            485              65
   BOK Financial                              475              23
   Boston Properties+                       2,984             253
   BRE Properties, Cl A+                    1,320              69
   Brown & Brown                            2,824              86
   Camden Property Trust+                   1,447             103
   Capital One Financial (B)                8,351             691
   CapitalSource+                           3,182              75
   Capitol Federal Financial                  527              17
   CarrAmerica Realty+                      1,365              61
   CB Richard Ellis Group, Cl A*            1,239              96
   CBL & Associates Properties+             1,206              45
   Charles Schwab                          30,285             505
   Chicago Mercantile Exchange Holdings       905             399
   Chubb                                   11,818             597
   Cincinnati Financial                     5,186             238
   CIT Group                                5,524             284
   Citigroup                              146,245           7,210
   City National                            1,338              97
   CNA Financial (B)*                         700              23

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Colonial BancGroup                       3,954        $    105
   Comerica                                 4,953             271
   Commerce Bancorp (B)                     4,854             191
   Commerce Bancshares                      1,514              78
   Commerce Group                             641              36
   Compass Bancshares                       3,337             186
   Conseco*                                 3,877              93
   Countrywide Financial                   16,875             646
   Crescent Real Estate Equities+           2,004              35
   Cullen/Frost Bankers                     1,668              95
   Developers Diversified Realty+ (B)       3,253             166
   Downey Financial                           502              34
   Duke Realty+                             3,409             116
   E*Trade Financial*                      12,038             292
   East West Bancorp                        1,988              79
   Eaton Vance (B)                          4,110             109
   Equity Office Properties Trust+ (B)     10,894             367
   Equity Residential+                      7,787             343
   Erie Indemnity, Cl A                     1,119              57
   Essex Property Trust  (B)                  569              61
   Fannie Mae                              27,133           1,350
   Federal Realty Investment Trust+         1,296              89
   Federated Investors, Cl B                2,158              69
   Fidelity National Financial              4,372             181
   Fidelity National Title Group, Cl A (B)    695              15
   Fifth Third Bancorp (B)                 13,682             520
   First American                           1,984              83
   First Horizon National                   3,229             129
   First Marblehead (B)                       599              27
   FirstMerit                               2,232              51
   Forest City Enterprises, Cl A            1,642              74
   Franklin Resources                       4,503             405
   Freddie Mac                             19,307           1,159
   Friedman Billings Ramsey Group,
     Cl A+ (B)                              3,635              38
   Fulton Financial                         4,196              66
   General Growth Properties+ (B)           5,240             229
   Genworth Financial, Cl A                 6,292             211
   Global Signal+                             308              14
   Golden West Financial                    6,981             510
   Goldman Sachs Group                     10,975           1,657
   Hanover Insurance Group                  1,693              80
   Hartford Financial Services Group        8,210             722
   HCC Insurance Holdings (B)               3,441             106
   Health Care+                             1,383              47
   Health Care Property Investors+ (B)      4,174             109
   Healthcare Realty Trust+                 1,173              38
   Hospitality Properties Trust+            1,766              75
   Host Hotels & Resorts+ (B)              14,400             289
   HRPT Properties Trust+                   5,102              57
   Hudson City Bancorp                     17,728             243
   Huntington Bancshares                    6,989             164
   Independence Community Bank              2,152              90
   IndyMac Bancorp                          1,599              73

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            53

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   International Bancshares                 1,186        $     34
   Investors Financial Services             1,755              77
   iStar Financial+                         3,395             129
   Janus Capital Group                      5,665             102
   Jefferies Group                          2,714              79
   JPMorgan Chase                          99,222           4,231
   Keycorp                                 11,295             403
   Kimco Realty+                            5,913             212
   KKR Financial+                             977              21
   Legg Mason                               3,481             334
   Lehman Brothers Holdings                15,494           1,032
   Leucadia National                        2,460             158
   Liberty Property Trust+ (B)              2,706             115
   Lincoln National                         8,288             466
   Loews                                   12,918             439
   M&T Bank                                 2,083             240
   Macerich+                                1,868             129
   Mack-Cali Realty+ (B)                    1,598              69
   Markel*                                    250              84
   Marsh & McLennan (B)                    14,965             420
   Marshall & Ilsley                        6,660             302
   MBIA                                     3,959             226
   Mellon Financial                        12,263             444
   Mercantile Bankshares (B)                3,648             131
   Mercury General                            696              39
   Merrill Lynch (B)                       26,649           1,930
   Metlife                                 11,538             594
   MGIC Investment                          2,315             153
   Mills+                                   1,429              44
   Moody's                                  6,927             362
   Morgan Stanley                          30,978           1,847
   National City (B)                       15,876             586
   Nationwide Financial Services, Cl A      1,461              63
   Nelnet, Cl A*                              363              14
   New Century Financial+                   1,221              57
   New Plan Excel Realty Trust+             2,695              64
   New York Community Bancorp               8,172             136
   North Fork Bancorporation               13,832             408
   Northern Trust (B)                       5,305             297
   Nuveen Investments, Cl A                 1,648              74
   Old Republic International               6,890             147
   Pan Pacific Retail Properties+           1,026              68
   Peoples Bank                             1,589              52
   Philadelphia Consolidated Holding*       1,248              41
   Plum Creek Timber+                       5,421             194
   PMI Group                                2,343             107
   PNC Financial Services Group (B)         7,886             543
   Popular                                  8,230             159
   Principal Financial Group (B)            8,018             438
   Progressive                             22,780             623
   Prologis+                                6,588             326
   Protective Life                          1,809              80
   Prudential Financial                    14,563           1,109
   Public Storage+ (B)                      2,424             174

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Radian Group                             2,198        $    134
   Raymond James Financial                  3,021              89
   Rayonier+                                2,303              90
   Realty Income+                           1,968              43
   Reckson Associates Realty+               2,092              80
   Regency Centers+                         2,108             130
   Regions Financial                       13,428             455
   Reinsurance Group of America               799              38
   Safeco                                   3,735             207
   SEI Investments (H)                      1,421              65
   Shurgard Storage Centers, Cl A+          1,152              67
   Simon Property Group+                    4,952             394
   Sky Financial Group                      2,165              53
   SL Green Realty+ (B)                     1,051             104
   SLM                                     11,614             624
   South Financial Group                    1,800              50
   Sovereign Bancorp (B)                   10,818             241
   St. Joe (B)                              2,261             106
   St. Paul Travelers                      18,744             825
   Stancorp Financial Group                 1,442              70
   State Street                             9,204             572
   Student Loan                               102              19
   SunTrust Banks                          10,046             761
   Synovus Financial                        9,172             241
   T Rowe Price Group                       3,540             280
   TCF Financial                            4,201             112
   TD Ameritrade Holding                   10,445             178
   TD Banknorth                             3,128              90
   Thornburg Mortgage+                      2,541              69
   Torchmark                                3,150             186
   Transatlantic Holdings                     655              38
   Trizec Properties+ (B)                   2,349              55
   UnionBanCal                              1,697             115
   United Dominion Realty Trust+            4,219             114
   Unitrin                                  1,260              56
   UnumProvident                            8,905             160
   US Bancorp                              51,443           1,588
   Valley National Bancorp                  2,865              70
   Ventas+                                  3,244             105
   Vornado Realty Trust                     3,510             316
   Wachovia                                45,627           2,441
   Washington Federal                       2,263              52
   Washington Mutual                       27,727           1,273
   Webster Financial                        1,346              65
   Weingarten Realty Investors+             2,067              78
   Wells Fargo                             47,643           3,162
   Wesco Financial                             41              16
   Whitney Holding                          1,557              56
   Wilmington Trust                         1,692              72
   WR Berkley                               4,914             169
   Zions Bancorporation                     2,802             227
                                                         --------
                                                           79,062
                                                         --------

--------------------------------------------------------------------------------
54            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
HEALTH CARE -- 12.2%
   Abbott Laboratories                     43,776        $  1,869
   Abraxis BioScience*                        564              16
   Advanced Medical Optics*                 1,627              74
   Aetna                                   16,134             621
   Affymetrix*                              1,515              42
   Allergan                                 4,148             393
   AMERIGROUP*                              1,267              36
   AmerisourceBergen                        6,062             264
   Amgen*                                  34,867           2,357
   Applera - Applied Biosystems Group       4,694             139
   Barr Pharmaceuticals*                    3,082             162
   Bausch & Lomb (B)                        1,630              80
   Baxter International                    18,475             697
   Beckman Coulter                          1,512              84
   Becton Dickinson                         6,944             420
   Biogen Idec (B)*                         9,914             462
   Biomet                                   7,390             260
   Boston Scientific*                      33,439             692
   Bristol-Myers Squibb                    54,813           1,346
   C.R. Bard                                3,085             228
   Cardinal Health                         11,929             798
   Caremark Rx*                            12,620             605
   Celgene (B)*                             9,692             402
   Cephalon (B)*                            1,448              86
   Cerner*                                  1,974              75
   Charles River Laboratories
     International*                         2,243              90
   Cigna                                    3,485             323
   Community Health Systems*                2,962             112
   Cooper                                   1,104              52
   Covance*                                 1,936             114
   Coventry Health Care*                    4,762             249
   Cytyc*                                   2,903              76
   Dade Behring Holdings                    2,242              84
   DaVita*                                  3,008             159
   Dentsply International (B)               2,449             146
   Edwards Lifesciences*                    1,507              67
   Eli Lilly                               27,761           1,434
   Emdeon*                                  6,956              81
   Endo Pharmaceuticals Holdings*           1,297              38
   Express Scripts*                         3,461             254
   Fisher Scientific International (B)*     3,201             238
   Forest Laboratories*                     9,273             348
   Gen-Probe*                               1,327              72
   Genentech*                              12,985           1,077
   Genzyme*                                 7,253             432
   Gilead Sciences (B)*                    12,575             721
   HCA                                     11,521             512
   Health Management Associates, Cl A       7,422             155
   Health Net*                              3,402             146
   Henry Schein*                            2,684             124
   Hillenbrand Industries                   1,424              72
   Hospira*                                 4,681             210

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Humana*                                  4,775        $    242
   Idexx Laboratories*                      1,026              78
   ImClone Systems*                         1,728              69
   IMS Health                               5,061             137
   Invitrogen (B)*                          1,190              76
   Johnson & Johnson                       83,809           5,047
   Kinetic Concepts*                        1,213              47
   King Pharmaceuticals*                    7,426             132
   Kos Pharmaceuticals*                       304              13
   Laboratory of America Holdings (B)*      3,411             202
   LifePoint Hospitals*                     1,376              49
   Lincare Holdings*                        2,227              83
   Manor Care                               2,494             116
   McKesson                                 8,666             429
   Medco Health Solutions*                  8,710             469
   Medimmune (B)*                           7,294             232
   Medtronic (B)                           34,185           1,726
   Merck                                   62,140           2,069
   Millennium Pharmaceuticals*              7,816              67
   Millipore*                               1,686             117
   Mylan Laboratories (B)                   6,619             138
   Omnicare                                 3,131             145
   OSI Pharmaceuticals*                     1,283              37
   Patterson (B)*                           4,183             143
   PDL BioPharma*                           3,631              74
   PerkinElmer                              3,334              70
   Pfizer (B)                             209,655           4,960
   Pharmaceutical Product Development       2,984             108
   Quest Diagnostics (B)                    4,744             264
   Resmed (B)*                              1,655              75
   Respironics*                             1,840              63
   Schering-Plough                         41,009             782
   Sepracor*                                3,161             164
   Sierra Health Services*                  1,134              47
   St. Jude Medical*                       10,446             356
   Stryker                                  8,504             373
   Techne*                                    941              51
   Tenet Healthcare*                       14,294             113
   Thermo Electron*                         4,323             159
   Triad Hospitals*                         2,163              87
   UnitedHealth Group                      38,129           1,676
   Universal Health Services, Cl B          1,088              55
   Valeant Pharmaceuticals International    2,268              39
   Varian Medical Systems (B)*              3,930             184
   VCA Antech*                              2,039              61
   Waters*                                  2,772             115
   Watson Pharmaceuticals*                  2,518              64
   WellPoint*                              17,531           1,255
   Wyeth                                   37,840           1,731
   Zimmer Holdings (B)*                     7,125             431
                                                         --------
                                                           44,814
                                                         --------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            55

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
INDUSTRIALS -- 10.9%
   3M                                      21,746        $  1,819
   ACCO Brands*                               875              20
   Adesa                                    2,372              54
   Alexander & Baldwin                      1,082              49
   Alliant Techsystems*                     1,136              89
   Allied Waste Industries (B)*             6,933              83
   American Power Conversion                4,051              80
   American Standard                        5,572             237
   Ametek                                   1,765              81
   AMR (B)*                                 4,786             118
   Aramark, Cl B                            1,588              52
   Avery Dennison                           2,610             155
   Boeing                                  23,391           1,947
   Brink's                                    800              44
   Burlington Northern Santa Fe (B)        10,498             813
   Carlisle                                   833              68
   Caterpillar                             19,188           1,400
   Cendant                                 30,243             489
   CH Robinson Worldwide                    5,086             224
   ChoicePoint*                             2,297             102
   Cintas                                   4,157             176
   Con-way                                  1,323              78
   Copart*                                  1,813              50
   Corporate Executive Board                1,096             111
   CSX                                      6,266             419
   Cummins                                  1,178             130
   Danaher                                  6,451             414
   Deere                                    6,809             583
   Deluxe                                     972              21
   Donaldson                                1,972              65
   Dover                                    5,457             266
   Dun & Bradstreet*                        2,056             150
   Eaton                                    4,126             303
   Emerson Electric                        11,860             979
   Equifax                                  3,956             143
   Expeditors International Washington      2,874             283
   Fastenal (B)                             3,762             162
   FedEx (B)                                8,444             923
   Fluor (B)                                2,304             202
   General Dynamics                        11,472             730
   General Electric                       298,223          10,217
   Goodrich                                 3,692             157
   Graco                                    1,824              84
   Harsco                                   1,235             100
   Herman Miller                            1,893              55
   HNI                                      1,322              69
   Honeywell International                 23,790             980
   Hubbell, Cl B                            1,592              80
   IDEX                                     1,262              61
   Illinois Tool Works                     14,080             699
   ITT Industries                           5,102             266

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Jacobs Engineering Group*                1,451        $    113
   JB Hunt Transport Services               2,972              73
   JetBlue Airways (B)*                     3,594              37
   Joy Global                               3,533             190
   L-3 Communications Holdings              3,477             254
   Laidlaw International*                   2,505              63
   Landstar System                          1,465              65
   Lockheed Martin                         10,529             763
   Manpower                                 2,684             177
   Masco (B)                               11,809             366
   Monster Worldwide*                       3,118             152
   MSC Industrial Direct, Cl A              1,120              52
   Navistar International*                  1,607              43
   Norfolk Southern                        11,233             593
   Northrop Grumman                         9,978             645
   Oshkosh Truck                            2,159             114
   Paccar (B)                               4,787             368
   Pall                                     3,145              95
   Parker Hannifin                          3,503             273
   Pentair                                  3,061             105
   Pitney Bowes                             6,785             277
   Precision Castparts                      3,946             227
   Raytheon                                12,668             581
   Republic Services                        4,149             169
   Robert Half International                5,076             208
   Rockwell Automation                      5,204             355
   Rockwell Collins                         5,262             287
   Roper Industries                         2,200             103
   RR Donnelley & Sons                      6,277             202
   Ryder System                             1,506              81
   Southwest Airlines                      22,720             366
   SPX                                      1,811              95
   Steelcase, Cl A                          1,475              27
   Stericycle*                              1,113              74
   Swift Transportation*                      996              28
   Teleflex                                   940              58
   Terex*                                   1,224             112
   Textron                                  3,461             315
   Thomas & Betts*                          1,467              84
   Timken                                   1,960              62
   Toro                                     1,060              51
   Union Pacific                            7,308             678
   United Parcel Service, Cl B             17,141           1,381
   United Technologies                     28,966           1,811
   USG*                                     1,099             101
   Waste Management                        15,694             575
   West*                                      498              24
   WW Grainger                              2,281             165
   YRC Worldwide*                           1,308              52
                                                         --------
                                                           39,970
                                                         --------



--------------------------------------------------------------------------------
56            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 14.7%
   Activision (B)*                          5,778        $     76
   ADC Telecommunications (B)*              2,967              53
   Adobe Systems                           16,702             478
   Advanced Micro Devices*                 13,934             430
   Affiliated Computer Services, Cl A*      3,547             177
   Agere Systems*                           4,614              69
   Agilent Technologies*                   12,064             421
   Akamai Technologies (B)*                 4,118             129
   Alliance Data Systems*                   2,112             112
   Altera (B)*                             11,073             217
   Amphenol, Cl A                           2,246             125
   Analog Devices                          10,712             361
   Andrew*                                  4,379              44
   Apple Computer*                         23,123           1,382
   Applied Materials*                      47,655             806
   Arrow Electronics*                       2,989              97
   Autodesk                                 6,737             245
   Automatic Data Processing               16,192             736
   Avaya*                                  14,315             169
   Avid Technology (B)*                       872              34
   Avnet*                                   4,410              97
   AVX                                      1,424              23
   BEA Systems (B)*                         9,107             123
   BISYS Group*                             2,967              44
   BMC Software (B)*                        5,789             117
   Broadcom, Cl A*                         13,068             442
   CA                                      13,538             294
   CACI International, Cl A (B)*              738              45
   Cadence Design Systems*                  8,363             151
   CDW                                      1,922             108
   Ceridian*                                3,775              92
   CheckFree (B)*                           2,572             128
   Cisco Systems*                         182,127           3,584
   Citrix Systems*                          5,187             195
   Cognizant Technology Solutions, Cl A*    3,644             215
   Computer Sciences*                       5,164             290
   Compuware*                              12,451              92
   Comverse Technology (B)*                 6,014             135
   Convergys*                               3,669              68
   Corning*                                43,458           1,054
   Cree (B)*                                1,922              49
   Dell*                                   64,543           1,638
   Diebold                                  2,229              95
   DST Systems (B)*                         1,695             100
   eBay (B)*                               31,011           1,017
   Electronic Arts*                         8,865             373
   Electronic Data Systems                 14,142             347
   EMC*                                    68,664             879
   F5 Networks*                               919              45
   Fair Isaac                               2,126              76
   Fidelity National Information Services   5,056             186
   First Data                              21,828           1,006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Fiserv*                                  4,869        $    210
   Flir Systems (B)*                        1,354              35
   Freescale Semiconductor, Cl B*          11,702             365
   Global Payments                          1,634              76
   Google, Cl A*                            4,608           1,713
   Harris                                   3,989             162
   Hewitt Associates, Cl A*                 1,063              28
   Hewlett-Packard                         81,701           2,645
   Hyperion Solutions*                      1,474              42
   Ingram Micro, Cl A*                      3,223              56
   Intel                                  164,258           2,960
   International Business Machines         45,498           3,635
   International Rectifier*                 1,755              78
   Intersil, Cl A                           3,861             104
   Intuit (B)*                              4,343             240
   Iron Mountain (B)*                       3,309             122
   Jabil Circuit*                           4,874             170
   JDS Uniphase (B)*                       41,120             125
   Juniper Networks (B)*                   15,825             252
   Kla-Tencor                               5,809             238
   Lam Research (B)*                        4,191             188
   Lexmark International, Cl A (B)*         3,186             182
   Linear Technology (B)                    8,957             302
   LSI Logic*                              11,782             115
   Lucent Technologies (B)*               128,456             328
   Maxim Integrated Products                9,524             293
   McAfee (B)*                              4,973             118
   MEMC Electronic Materials (B)*           4,238             148
   Mettler Toledo International*            1,136              74
   Microchip Technology (B)                 6,222             213
   Micron Technology (B)*                  17,216             285
   Microsoft                              261,099           5,914
   Molex                                    3,570             127
   Motorola                                69,334           1,462
   National Instruments                     1,436              40
   National Semiconductor                  10,256             263
   NAVTEQ (B)*                              2,269              95
   NCR*                                     5,589             218
   Network Appliance (B)*                   9,955             319
   Novell*                                 11,626              90
   Novellus Systems*                        3,077              71
   Nvidia*                                  9,904             228
   Oracle (B)*                            109,967           1,564
   Paychex                                  9,607             353
   QLogic*                                  4,180              75
   Qualcomm                                45,950           2,077
   Red Hat (B)*                             5,327             140
   Reynolds & Reynolds, Cl A                1,637              46
   Sabre Holdings, Cl A                     4,051              87
   Salesforce.com*                          1,638              48
   SanDisk (B)*                             5,543             312
   Sanmina-SCI*                            11,865              56
   Solectron*                              22,315              79


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            57

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   SRA International, Cl A*                   679        $     21
   Sun Microsystems*                       98,177             458
   Sybase (B)*                              1,992              41
   Symantec*                               30,648             478
   Symbol Technologies                      6,324              75
   Synopsys*                                4,682              96
   Take-Two Interactive Software*           1,733              28
   Tech Data*                               1,550              56
   Tektronix                                1,979              62
   Tellabs*                                11,889             170
   Teradyne*                                6,263              98
   Texas Instruments (B)                   46,808           1,462
   Total System Services                      969              18
   Trimble Navigation*                      1,307              60
   Unisys (B)*                              8,532              56
   VeriSign*                                7,385             166
   Vishay Intertechnology*                  4,350              71
   Western Digital*                         6,330             129
   Xerox (B)*                              27,751             381
   Xilinx (B)                              10,257             267
   Yahoo! (B)*                             33,981           1,073
   Zebra Technologies, Cl A*                1,825              64
                                                         --------
                                                           53,765
                                                         --------
MATERIALS -- 3.2%
   Air Products & Chemicals                 6,394             415
   Airgas                                   1,515              58
   Albemarle                                  872              42
   Alcoa                                   24,302             771
   Allegheny Technologies                   2,897             184
   AptarGroup                                 869              46
   Ashland                                  1,976             124
   Ball                                     2,675             100
   Bemis                                    2,774              84
   Cabot                                    1,673              55
   Celanese, Ser A                          1,483              29
   Chemtura                                 5,354              53
   Crown Holdings*                          4,151              67
   Cytec Industries                           981              57
   Dow Chemical                            26,970           1,075
   E.I. du Pont de Nemours                 25,692           1,093
   Eastman Chemical                         2,442             138
   Ecolab                                   5,491             213
   Engelhard                                3,154             123
   Florida Rock Industries                  1,170              62
   FMC                                        930              60
   Freeport-McMoRan Copper & Gold,
     Cl B                                   5,289             296
   Huntsman*                                1,729              32
   International Flavors & Fragrances       2,391              85
   International Paper                     13,755             467
   Louisiana-Pacific (B)                    2,846              69

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Lubrizol                                 2,134        $     86
   Lyondell Chemical                        6,009             145
   Martin Marietta Materials                1,363             125
   MeadWestvaco                             5,558             152
   Monsanto                                 7,525             633
   Mosaic (B)*                              3,178              50
   Nalco Holding*                           2,017              35
   Newmont Mining                          11,433             596
   Nucor (B)                                4,445             468
   Owens-Illinois*                          3,491              59
   Packaging of America                     1,499              32
   Pactiv*                                  4,583             113
   Phelps Dodge                             5,858             502
   PPG Industries                           5,023             323
   Praxair                                  9,325             491
   Rohm & Haas                              4,753             240
   RPM International                        2,969              55
   Scotts Miracle-Gro, Cl A                 1,100              48
   Sealed Air                               2,534             131
   Sigma-Aldrich                            1,774             123
   Smurfit-Stone Container (B)*             7,845              94
   Sonoco Products                          3,146             100
   Southern Copper (B)                        608              52
   Temple-Inland                            3,375             145
   United States Steel                      3,383             225
   Valhi                                      122               3
   Valspar                                  2,664              73
   Vulcan Materials                         3,011             235
   Weyerhaeuser (B)                         7,026             449
                                                         --------
                                                           11,581
                                                         --------
TELECOMMUNICATION SERVICES -- 3.1%
   Alltel                                  10,395             643
   American Tower, Cl A (B)*               11,622             360
   AT&T (B)                               110,880           2,890
   BellSouth                               51,795           1,749
   CenturyTel                               3,201             114
   Citizens Communications (B)             10,355             131
   Crown Castle International*              6,573             209
   Embarq                                   3,932             164
   Nextel Partners, Cl A*                   4,701             133
   NII Holdings*                            3,720             203
   PanAmSat Holding                         1,156              29
   Qwest Communications
     International (B)*                    44,096             309
   Sprint Nextel                           78,644           1,668
   Telephone & Data Systems                 3,302             129
   US Cellular*                               431              26
   Verizon Communications                  82,615           2,578
                                                         --------
                                                           11,335
                                                         --------



--------------------------------------------------------------------------------
58            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
UTILITIES -- 3.6%
   AES*                                    19,124        $    352
   AGL Resources                            2,447              89
   Allegheny Energy*                        4,166             152
   Alliant Energy                           2,976             102
   Ameren (B)                               5,690             282
   American Electric Power                 11,150             382
   Aqua America                             3,977              93
   Atmos Energy                             1,991              53
   CenterPoint Energy                       9,415             113
   CMS Energy (B)*                          5,542              71
   Consolidated Edison (B)                  7,116             314
   Constellation Energy Group               4,958             256
   Dominion Resources (B)                   9,756             708
   DPL                                      3,246              87
   DTE Energy                               5,164             209
   Duke Energy (B)                         34,819             983
   Dynegy, Cl A*                            7,511              40
   Edison International                     9,479             372
   Energen                                  1,837              62
   Energy East                              3,567              85
   Entergy                                  5,898             413
   Equitable Resources                      3,766             127
   Exelon (B)                              18,629           1,055
   FirstEnergy                              9,281             486
   FPL Group (B)                           11,373             453
   Great Plains Energy                      1,671              47
   Hawaiian Electric Industries             2,146              58
   KeySpan                                  4,653             186
   MDU Resources Group                      3,614             128
   National Fuel Gas                        2,089              75
   NiSource (B)                             8,121             177
   Northeast Utilities                      4,707              95
   NRG Energy*                              4,000             199
   NSTAR                                    3,428              95
   OGE Energy                               2,268              71
   Oneok (B)                                3,529             119
   Pepco Holdings                           5,744             132
   PG&E (B)                                 9,918             394
   Piedmont Natural Gas                     1,883              46
   Pinnacle West Capital                    2,992             118
   PNM Resources                            1,587              40
   PPL                                     10,226             304
   Progress Energy (B)                      7,261             305
   Public Service Enterprise Group          7,126             454
   Puget Energy                             2,661              56
   Questar                                  2,573             190
   Reliant Energy (B)*                      9,359             109
   SCANA                                    3,420             130
   Sempra Energy                            6,923             311
   Southern (B)                            20,703             662
   Southern Union (B)                       2,268              56
   TECO Energy                              5,000              75

--------------------------------------------------------------------------------
                               Shares/Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   TXU                                     13,338        $    764
   UGI                                      2,350              55
   Vectren                                  1,991              53
   Westar Energy                            2,292              49
   Wisconsin Energy (B)                     3,549             141
   WPS Resources                            1,002              49
   Xcel Energy (B)                         11,881             223
                                                         --------
                                                           13,305
                                                         --------
Total Common Stock
   (Cost $280,535) ($ Thousands)                          359,233
                                                         --------

CORPORATE OBLIGATIONS (C) -- 7.0%
FINANCIALS -- 7.0%
   Allstate Life Global Funding II MTN
     (E) (F)
        5.101%, 06/15/07                  $   379             379
   American General Finance (E) (F)
        5.111%, 06/15/07                    1,196           1,196
   American General Finance MTN, Ser F
        5.875%, 07/14/06                       82              84
   Bear Stearns, EXL (E)
        5.091%, 06/15/07                    1,468           1,468
   Caterpillar Financial Services MTN,
     Ser F (E)
        5.148%, 07/10/06                      412             412
   Countrywide Financial MTN, Ser A (E)
        5.210%, 11/03/06                      866             866
        4.960%, 09/13/06                    1,526           1,526
   Dekabank (E) (F)
        5.108%, 05/18/07                    1,526           1,525
   Glintnir Bank (E) (F)
        5.180%, 04/06/07                    1,237           1,237
   Irish Life & Permanent MTN,
     Ser X (E) (F)
        5.109%, 06/21/07                    1,097           1,097
   Islandsbanki (E) (F)
        5.131%, 03/22/07                      701             701
   Jackson National Life Funding (E) (F)
        5.080%, 05/02/07                    1,814           1,814
   Kaupthing Bank MTN (E) (F)
        5.141%, 03/20/07                    2,062           2,062
   Landsbanki Islands (E) (F)
        5.161%, 03/16/07                    1,567           1,567
   Morgan Stanley EXL (E)
        5.190%, 07/03/07                      289             289
   Morgan Stanley EXL, Ser S (E)
        5.150%, 07/03/07                      412             412
   Natexis Banques (E) (F)
        5.060%, 06/15/07                      804             804
   Nationwide Building Society (E) (F)
        5.160%, 04/05/07                      825             825
        5.020%, 04/27/07                      454             454


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            59

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Nordbank (E) (F)
        5.080%, 06/22/07                  $ 1,402        $  1,402
   Northern Rock (E) (F)
        5.170%, 05/03/07                      849             849
   Pacific Life Global Funding (E) (F)
        5.101%, 06/13/07                      619             619
   Premium Asset Trust, Ser 2004-06
     (E) (F)
        5.190%, 06/30/06                      783             784
   Premium Asset Trust, Ser 2004-10
     (E) (F)
        5.120%, 05/14/07                    1,155           1,155
   SLM EXL, Ser S (E) (F)
        5.081%, 06/15/07                      907             907
   Sigma Finance MTN (F)
        4.745%, 11/09/06                      445             445
   Skandinav Enskilda Bank (E) (F)
        5.077%, 05/18/07                      907             907
                                                         --------
Total Corporate Obligations
   (Cost $25,786) ($ Thousands)                            25,786
                                                         --------

COMMERCIAL PAPER (C) (D) -- 3.9%
   Brahms Funding
        5.051%, 06/01/06                      825             821
   Broadhollow Funding
        5.081%, 06/09/06                      206             205
        5.079%, 06/26/06                      495             493
        5.073%, 06/19/06                      701             698
        5.062%, 06/05/06                      412             411
   Buckingham CDO
        5.092%, 06/23/06                      412             410
        5.087%, 06/08/06                      825             822
   Elysian Funding LLC
        5.170%, 07/10/06                      825             818
        5.134%, 06/30/06                      412             409
        5.123%, 06/05/06                      412             410
   Hardwood Street Funding II
        5.074%, 06/13/06                       72              72
   KKR Pacific Funding Trust
        5.082%, 06/22/06                      825             821
        5.082%, 06/23/06                      412             411
        5.081%, 06/07/06                      825             821
   Main Street Warehouse Funding
        5.090%, 06/16/06                      495             493
        5.079%, 06/05/06                      412             411
        5.078%, 06/02/06                       74              74
   Ocala Funding LLC
        5.112%, 06/30/06                      124             123
        5.092%, 06/09/06                    1,305           1,299
   Park Granada LLC
        5.045%, 06/29/06                      412             409

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                  ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Rams Funding
        5.094%, 06/14/06                  $   961        $    957
        5.091%, 06/21/06                      825             821
   Rhineland Funding Capital
        5.026%, 06/26/06                      825             816
   Thornburg Mortgage Capital Resource
        5.092%, 06/19/06                      577             575
        5.092%, 06/23/06                      267             266
   Transamerica Securities
        5.100%, 06/28/06                      332             330
                                                         --------
Total Commercial Paper
   (Cost $14,196) ($ Thousands)                            14,196
                                                         --------

CASH EQUIVALENT  -- 1.7%
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A, 4.980%**++  6,195,590           6,196
                                                         --------
Total Cash Equivalent
   (Cost $6,196) ($ Thousands)                              6,196
                                                         --------

ASSET-BACKED SECURITIES (C) (E) (F) -- 1.2%
MORTGAGE RELATED SECURITIES -- 1.2%
   Cheyne High Grade, Ser 2004-1A,
     Cl AM1
        5.180%, 11/10/06                      412             412
   Commodore, Ser 2003-2A, Cl A1MM
        4.970%, 12/12/38                      379             379
   Duke Funding, Ser 2004-6B, Cl A1S1
        5.093%, 04/08/39                      619             619
   Newcastle CDO Limited, Ser 2005-6A,
     Cl IM1
        5.142%, 04/24/07                      165             165
   Park Place Securities NIM Trust,
     Ser 2004-MM1, Cl AM6
        5.111%, 02/25/35                      504             504
   RMAC, Ser 2004-NS3A, Cl A1
        5.080%, 03/12/25                      148             148
   Saturn Ventures II
        5.129%, 08/07/06                      770             770
   TIAA Real Estate CDO, Ser 2003 1A,
     Cl A1MM
        5.030%, 12/28/18                      532             532
   Whitehawk CDO Funding, Ser 2004-1A,
     Cl AMMD
        4.930%, 06/15/06                      206             206
   Whitehawk CDO Funding, Ser 2004-1A,
     Cl AMME
        4.930%, 09/15/06                      124             124
   Witherspoon CDO Funding
        5.091%, 09/15/06                      577             577
                                                         --------
Total Asset-Backed Securities
   (Cost $4,436) ($ Thousands)                              4,436
                                                         --------

--------------------------------------------------------------------------------
60            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MASTER NOTE (C) (D) -- 0.6%
   Bank of America
        5.133%, 06/01/06                  $ 2,062        $  2,062
                                                         --------
Total Master Note
   (Cost $2,062) ($ Thousands)                              2,062
                                                         --------

TIME DEPOSIT (C) -- 0.4%
   Societe General
        5.080%, 06/01/06                    1,649           1,649
                                                         --------
Total Time Deposit
   (Cost $1,649) ($ Thousands)                              1,649
                                                         --------

U.S. TREASURY OBLIGATION (A) -- 0.2%
   U.S. Treasury Bill
        4.593%, 06/22/06                      755             753
                                                         --------
Total U.S. Treasury Obligation
   (Cost $753) ($ Thousands)                                  753
                                                         --------

CERTIFICATE OF DEPOSIT (C) -- 0.1%
   U.S. Trust of New York
        5.121%, 03/13/07                      330             330
                                                         --------
Total Certificate of Deposit
   (Cost $330) ($ Thousands)                                  330
                                                         --------

REPURCHASE AGREEMENTS (C) (G) -- 2.7%
   Barclays Capital
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $2,210,193
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $45,781-$1,649,464, 0.000%-
     4.300%, 04/09/07-05/12/08,
     total market value $2,254,115)         2,210           2,210
   Deutsche Bank
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $2,726,110
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $15,183-$828,113, 0.000%-
     5.600%, 08/29/06-10/29/18,
     total market value $2,780,260)         2,726           2,726

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Lehman Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $4,981,613
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $577,230-$4,948,391, 8.125%-
     9.375%, 10/15/19-01/15/30,
     total market value $5,080,544)       $ 4,981        $  4,981
                                                         --------
Total Repurchase Agreements
   (Cost $9,917) ($ Thousands)                              9,917
                                                         --------
Total Investments -- 115.7%
   (Cost $345,860) ($ Thousands)                          424,558
                                                         --------

OTHER ASSETS AND LIABILITIES -- (15.7)%
Payable upon Return of Securities on Loan                 (58,376)
Payable for Fund Shares Redeemed                              (33)
Investment Advisory Fees Payable                               (7)
Trustees' Fees Payable                                         (1)
Other Assets and Liabilities, Net                             943
                                                         --------
Total Other Assets and Liabilities                        (57,474)
                                                         --------
Net Assets -- 100.0%                                     $367,084
                                                         ========

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)             $287,754
Undistributed net investment income                         1,433
Accumulated net realized loss on investments                 (652)
Net unrealized appreciation on investments                 78,698
Net unrealized depreciation on futures contracts             (149)
                                                         --------
Net Assets                                               $367,084
                                                         ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($367,084,467 O 3,248,057 shares)                      $113.02
                                                          =======




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            61

STATEMENT OF NET ASSETS


Large Cap Index Fund (Concluded)

May 31, 2006



A summary of the open future contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                                   UNREALIZED
    TYPE OF                         NUMBER OF     EXPIRATION     (DEPRECIATION)
   CONTRACT                         CONTRACTS        DATE        ($ THOUSANDS)
--------------------------------------------------------------------------------
S&P 500 Index E-Mini                   124         June 2006         $(149)
                                                                     =====
* Non-income producing security.
** Rate shown is the 7-day effective yield as of May 31, 2006.
+  Real Estate Investment Trust.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts. The rate reported is the effective yield at time of purchase.
(B) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $57,313 ($ Thousands).
(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2006 was $58,376 ($ Thousands).
(D) The rate reported is the effective yield at time of purchase.
(E) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(F) This security was sold within the terms of private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other Oaccredited investors.O These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(G) Tri-Party Repurchase Agreement.
(H) The Fund may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its benchmark Index.
CDO -- Collateralized Debt Obligation
Cl -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
Ser -- Series


The accompanying notes are an integral part of the financial statements.





--------------------------------------------------------------------------------
62            SEI Institutional Investments Trust / Annual Report / May 31, 2006

Small Cap Fund

May 31, 2006
--------------------------------------------------------------------------------
[BAR CHART OMITTED]
PLOT POINTS ARE AS FOLLOWS:
SECTOR WEIGHTINGS (UNAUDITED)++:
25.9% Financials
15.8% Information Technology
11.5% Industrials
10.6% Consumer Discretionary
 8.4% Health Care
 6.5% Short-Term Investments
 5.9% Commercial Paper
 5.7% Energy
 3.5% Materials
 1.9% Asset-Backed Securities
 1.7% Consumer Staples
 1.7% Utilities
 0.7% Telecommunication Services
 0.1% Certificate of Deposit
 0.1% Exchange Traded Fund
 0.0% Warrants
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK  -- 98.0%
CONSUMER DISCRETIONARY -- 14.0%
   1-800 Contacts (B)*                     39,300      $      577
   1-800-FLOWERS.COM, Cl A*                35,300             223
   4Kids Entertainment*                     2,620              44
   Aaron Rents (B)                         30,363             820
   AC Moore Arts & Crafts*                  5,820             102
   Advo (B)                                88,101           2,350
   Aftermarket Technology*                 99,082           2,406
   American Axle & Manufacturing
     Holdings (B)                          29,250             513
   American Greetings, Cl A (B)           105,209           2,366
   Ameristar Casinos                       39,023             812
   Applebee's International (B)            28,596             578
   Arctic Cat                             103,000           1,889
   ArvinMeritor (B)                       317,100           5,318
   Asbury Automotive Group*                11,807             246
   Bally Technologies (B)*                112,189           1,725
   Bandag (B)                              23,840             889
   Belo, Cl A                              37,020             640
   Big 5 Sporting Goods                    30,975             655
   Big Lots*                                3,600              58
   BJ's Restaurants*                       89,200           2,378
   Blount International*                  110,900           1,422
   Blue Nile (B)*                          31,500             942
   Bluegreen*                              11,499             138
   Bob Evans Farms                         16,944             473
   Bon-Ton Stores                           2,892              76
   Bright Horizons Family Solutions (B)*   25,071             893
   Brinker International                   41,927           1,539
   Brown Shoe                              84,650           2,978
   Building Material Holding (B)           55,800           1,591
   Cache*                                   2,687              47
   Carter's (B)*                           52,600           3,074
   Casual Male Retail Group*                8,403              82
   Cato, Cl A                             118,800           2,802

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Champion Enterprises (B)*              111,904      $    1,332
   Charming Shoppes (B)*                  132,100           1,472
   Coach*                                 107,000           3,112
   Coachmen Industries                      2,610              29
   Cooper Tire & Rubber (B)                42,142             480
   Corinthian Colleges (B)*               105,700           1,460
   Cosi*                                   98,743             803
   Courier                                 16,638             635
   CROCS (B)*                              87,900           2,014
   CSK Auto (B)*                          206,547           2,625
   Ctrip.com International ADR (B)         76,993           3,703
   Dana                                   238,000             595
   Dick's Sporting Goods*                  29,420           1,144
   Directed Electronics*                   43,000             593
   Domino's Pizza                         115,520           2,736
   Dover Downs Gaming &
     Entertainment (B)                     11,100             282
   Eddie Bauer Holdings*                  219,900           3,298
   Entercom Communications                 34,550             921
   Ethan Allen Interiors                   43,100           1,640
   Finish Line, Cl A                       91,731           1,174
   Fleetwood Enterprises*                   5,239              49
   Focus Media Holding ADR*                25,298           1,598
   Foot Locker                             42,819           1,035
   FTD Group*                               9,400             123
   Furniture Brands International (B)     177,600           3,822
   Gaiam, Cl A*                            73,000           1,261
   GameStop, Cl A (B)*                     45,200           1,941
   Gaylord Entertainment (B)*              51,100           2,239
   Genesco (B)*                            24,500             862
   Getty Images*                            5,783             380
   Golf Galaxy*                            53,500             927
   Gray Television                        377,200           2,497
   Group 1 Automotive                      94,269           5,729
   GSI Commerce (B)*                      152,489           2,402
   Guitar Center (B)*                      43,100           2,075
   Gymboree (B)*                           83,200           2,944
   Handleman (B)                           59,100             504
   Hibbett Sporting Goods (B)*            119,427           3,088
   HOT Topic (B)*                         295,990           4,097
   Interface, Cl A*                       110,505           1,269
   iRobot (B)*                             23,700             526
   ITT Educational Services*                1,871             122
   Jack in the Box (B)*                    29,400           1,225
   Jackson Hewitt Tax Service              21,200             693
   Jakks Pacific (B)*                     160,000           3,118
   Jarden (B)*                             48,600           1,460
   Jo-Ann Stores (B)*                     102,947           1,709
   Jos. A. Bank Clothiers*                 15,309             556
   Journal Communications, Cl A           106,300           1,225
   K2*                                    116,105           1,281
   Kellwood (B)                            61,500           1,918
   Kimball International, Cl B             51,900             778
   La-Z-Boy (B)                            82,021           1,227

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            63

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Landry's Restaurants (B)                36,200      $    1,108
   Laureate Education (B)*                 26,195           1,237
   Leapfrog Enterprises (B)*               93,100             954
   Life Time Fitness (B)*                  46,988           2,150
   Lin TV, Cl A*                          187,700           1,652
   LKQ*                                   112,921           2,208
   Lodgenet Entertainment*                 25,900             490
   Lone Star Steakhouse & Saloon           55,600           1,447
   Luby's*                                  6,227              65
   M/I Homes (B)                            3,700             133
   MarineMax*                              34,167             983
   Marvel Entertainment (B)*              200,600           3,831
   McCormick & Schmick's Seafood
     Restaurants*                          78,800           1,887
   MDC Holdings (B)                        26,780           1,450
   Media General, Cl A                     22,700             854
   Men's Wearhouse*                        18,620             631
   Meritage Homes (B)*                     33,200           1,779
   Midas*                                   3,540              74
   Modine Manufacturing                    37,100             872
   Monarch Casino & Resort*                34,100             940
   Morgans Hotel Group*                    53,800             806
   Movie Gallery (B)                      175,000             873
   NetFlix (B)*                            44,447           1,231
   Noble International                      8,900             138
   Nutri/System (B)*                       73,710           5,006
   OfficeMax                               41,051           1,697
   Orient-Express Hotels, Cl A             30,400           1,166
   Orleans Homebuilders                     5,308             105
   Outdoor Channel Holdings*              151,053           1,835
   Oxford Industries                        4,660             188
   Pantry*                                 71,715           4,145
   Payless Shoesource*                     20,174             538
   PEP Boys - Manny Moe & Jack (B)         40,600             550
   Perry Ellis International*              22,630             547
   Petco Animal Supplies (B)*             121,900           2,579
   PetMed Express (B)*                     17,500             217
   Phillips-Van Heusen                     93,020           3,298
   Pier 1 Imports (B)                     150,900           1,281
   Playboy Enterprises, Cl B*               5,700              55
   Priceline.com (B)*                     121,015           3,764
   Progressive Gaming International (B)*   64,300             650
   ProQuest*                              123,200           1,469
   Quiksilver (B)*                        455,100           5,671
   RadioShack (B)                         103,600           1,743
   RC2*                                    28,800           1,024
   RCN (B)*                                65,300           1,715
   Reader's Digest Association (B)        118,300           1,683
   Red Robin Gourmet Burgers (B)*          33,200           1,393
   Regal Entertainment Group, Cl A (B)     65,900           1,276
   Regis                                  152,431           5,286
   Rent-A-Center (B)*                     150,570           3,581
   Restoration Hardware*                  104,502             677
   Retail Ventures*                        21,842             333

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Royal Caribbean Cruises                  5,878      $      224
   Ruby Tuesday (B)                        93,150           2,591
   Russell                                 21,029             384
   Ryan's Restaurant Group*               181,200           2,241
   Ryland Group (B)                        37,000           1,821
   Saks (B)*                               40,700             653
   Sauer-Danfoss                            1,886              47
   Scholastic*                             82,320           2,167
   Shoe Carnival*                           7,400             172
   Shuffle Master (B)*                     55,480           2,023
   Sinclair Broadcast Group, Cl A          10,100              86
   Six Flags (B)*                         149,437           1,255
   Sonic (B)*                              98,425           2,150
   Sonic Automotive                        68,900           1,649
   Sotheby's Holdings, Cl A (B)*           25,800             690
   Speedway Motorsports*                    2,892             111
   Stage Stores                            34,250           1,115
   Stamps.com*                             70,414           2,112
   Standard-Pacific (B)                    67,284           2,023
   Starwood Hotels & Resorts
     Worldwide (B)                         88,200           5,389
   Stewart Enterprises, Cl A               49,704             283
   Strayer Education                        9,000             897
   Superior Industries International (B)   90,300           1,661
   Talbots                                 42,621             907
   Tenneco (B)*                            29,537             704
   Timberland, Cl A (B)*                   56,100           1,550
   Too (B)*                                83,670           3,430
   Tractor Supply*                         30,300           1,685
   Tuesday Morning (B)                     63,500           1,020
   Under Armour, Cl A (B)*                 84,400           3,013
   Unifirst                                60,258           1,931
   United Auto Group (B)                    7,200             303
   Urban Outfitters (B)*                   58,700           1,090
   Vail Resorts (B)*                       57,100           2,053
   Valassis Communications (B)*           114,360           3,315
   Valuevision Media, Cl A*                11,670             145
   VistaPrint*                             85,534           2,709
   Visteon (B)*                           203,300           1,508
   Volcom*                                 14,100             452
   Warnaco Group*                          77,913           1,402
   WCI Communities*                         5,987             127
   Wendy's International                    6,055             365
   World Wrestling Entertainment           45,000             803
   Xerium Technologies                     17,100             167
   Yankee Candle                          123,200           3,361
   Zale (B)*                              117,800           2,766
                                                       ----------
                                                          273,189
                                                       ----------
CONSUMER STAPLES -- 2.3%
   Andersons                                7,656             791
   BJ's Wholesale Club (B)*               108,900           3,213
   Casey's General Stores (B)              37,913             849

--------------------------------------------------------------------------------
64            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Central Garden & Pet*                   14,119      $      591
   Chattem (B)*                            44,900           1,575
   Chiquita Brands International (B)      162,900           2,331
   Corn Products International (B)         48,894           1,304
   Delta & Pine Land                       34,300             971
   Gold Kist (B)*                         262,400           3,933
   Hain Celestial Group*                  124,475           3,195
   J&J Snack Foods                         32,152           1,040
   JM Smucker                              18,537             769
   Lancaster Colony                        51,030           1,989
   Lance                                   65,000           1,548
   Longs Drug Stores                       51,600           2,376
   Molson Coors Brewing, Cl B              32,800           2,125
   Nash Finch                              22,013             511
   NBTY (B)*                              100,600           2,638
   Parlux Fragrances (B)*                  11,000             303
   Pathmark Stores (B)*                   141,133           1,320
   Pilgrim's Pride                         21,341             577
   Playtex Products*                       12,457             143
   Premium Standard Farms                 107,200           1,781
   Ralcorp Holdings (B)*                   18,734             783
   Sanderson Farms (B)                     74,600           2,284
   Smart & Final*                          46,125             791
   Spartan Stores                         109,200           1,447
   Universal (B)                           45,800           1,688
   Weis Markets                            41,200           1,650
                                                       ----------
                                                           44,516
                                                       ----------
ENERGY -- 7.2%
   Alon USA Energy                         47,800           1,621
   Arlington Tankers                       82,000           1,769
   Atlas America (B)*                      21,020             959
   Atwood Oceanics*                        26,000           1,268
   Basic Energy Services*                 149,700           4,919
   Berry Petroleum, Cl A                   20,305           1,261
   Brigham Exploration*                    15,390             118
   Bronco Drilling*                        91,300           1,908
   Cabot Oil & Gas (B)                     81,978           3,596
   Callon Petroleum*                       51,247             915
   CARBO Ceramics (B)                      49,900           2,508
   Cimarex Energy (B)                      61,600           2,498
   Clayton Williams Energy*                26,984           1,074
   Complete Production Services*          139,569           3,343
   Comstock Resources (B)*                 50,239           1,424
   Delek US Holdings*                      53,000             784
   Denbury Resources*                      31,781           1,004
   Dresser-Rand Group*                     21,700             524
   Dril-Quip (B)*                          31,165           2,454
   Encore Acquisition (B)*                 79,850           2,121
   Energy Partners (B)*                   127,600           2,705
   EXCO Resources*                         82,568             991
   Forest Oil*                             22,703             741
   Foundation Coal Holdings                32,968           1,494
   Frontier Oil                            23,253           1,302

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Giant Industries*                        8,760      $      554
   Global Industries (B)*                 100,300           1,947
   GlobalSantaFe                            5,000             301
   Goodrich Petroleum (B)*                 43,299           1,061
   Grupo TMM ADR, Cl A*                   103,800             496
   Harvest Natural Resources (B)*          88,200           1,218
   Helix Energy Solutions Group (B)*       16,800             596
   Hercules Offshore*                      79,200           2,896
   Holly (B)                               53,314           4,448
   Hornbeck Offshore Services*             37,520           1,328
   Houston Exploration (B)*                47,026           2,506
   Hydril (B)*                             43,047           3,224
   Infinity Bio-Energy*                   396,781           2,182
   Input/Output (B)*                      337,800           3,263
   KCS Energy*                             49,794           1,403
   KFX (B)*                                99,900           1,409
   Lone Star Technologies*                 32,100           1,557
   Mariner Energy*                         59,600           1,018
   Maritrans                               70,300           1,813
   Massey Energy (B)                       49,400           1,844
   Maverick Tube (B)*                      65,860           3,174
   Na Oil Sands (F) (H)*                  245,500           2,676
   Natural Gas Services Group*             48,300             763
   Noble                                    1,836             128
   NS Group*                               28,700           1,433
   Oil States International*               15,948             554
   Parallel Petroleum*                     13,167             318
   Parker Drilling*                        97,000             716
   Petroleum Development*                   5,700             208
   Pioneer Natural Resources               15,900             649
   Plains Exploration & Production (B)*    48,946           1,747
   Range Resources                         22,642             586
   Remington Oil & Gas*                    17,078             723
   Rentech (B)*                           599,300           2,703
   Rosetta Resources (B)*                  49,800             875
   Rowan                                    1,871              75
   SEACOR Holdings*                        47,600           3,879
   St. Mary Land & Exploration (B)         73,400           2,869
   Stone Energy (B)*                       81,003           4,038
   Superior Energy Services (B)*           96,418           3,172
   Swift Energy (B)*                      115,832           4,652
   Syntroleum (B)*                        223,900           1,458
   Tesoro                                  20,300           1,383
   Tetra Technologies (B)*                 63,074           1,832
   Transmontaigne*                        136,400           1,569
   Union Drilling*                         98,700           1,470
   USEC                                    37,220             449
   Vaalco Energy*                         260,000           1,836
   Veritas DGC (B)*                        25,068           1,184
   W&T Offshore (B)                        51,200           1,965
   W-H Energy Services (B)*               126,897           7,149
   Western Refining*                      105,100           1,881
   Whiting Petroleum*                      32,392           1,226
   World Fuel Services (B)                 53,050           2,650
                                                       ----------
                                                          140,355
                                                       ----------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            65

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
FINANCIALS -- 19.8%
   Acadia Realty Trust+                    92,000      $    1,968
   Accredited Home Lenders Holding (B)*    41,800           2,171
   Advance America Cash Advance
     Centers                               61,300             929
   Advanta, Cl B                           38,250           1,400
   Affiliated Managers Group (B)*          52,046           4,695
   Amcore Financial                        45,391           1,369
   American Equity Investment Life
     Holding (B)                          281,412           3,672
   American Home Mortgage Investment+     134,748           4,497
   American Physicians Capital*             5,808             268
   AmericanWest Bancorp                     2,600              61
   Amerisafe*                             127,300           1,432
   AmerUs Group (B)                        44,200           2,570
   Anchor Bancorp Wisconsin                 7,995             233
   Annaly Mortgage Management+ (B)        178,242           2,317
   Anthracite Capital  (B)                130,200           1,466
   Anworth Mortgage Asset+                111,998             885
   Apartment Investment &
     Management, Cl A                      54,400           2,353
   Arbor Realty Trust+                     39,910             976
   Archstone-Smith Trust+                  81,057           3,919
   Argonaut Group*                         36,450           1,121
   Ashford Hospitality Trust+              39,600             473
   Aspen Insurance Holdings                75,600           1,638
   Asset Acceptance Capital*               34,700             600
   Assured Guaranty                        91,600           2,282
   Asta Funding (B)                        19,191             702
   AvalonBay Communities+ (B)              48,200           5,124
   BancFirst                                7,800             349
   BancorpSouth (B)                       123,950           3,225
   Bank Mutual                             96,393           1,121
   Bank of the Ozarks (B)                  11,000             355
   BankAtlantic Bancorp, Cl A              88,441           1,300
   BankUnited Financial, Cl A (B)          56,915           1,766
   Boston Private Financial Holdings (B)  131,290           3,939
   Boston Properties+                      26,500           2,243
   Brandywine Realty Trust+                90,700           2,632
   Brookline Bancorp (B)                   86,800           1,243
   Calamos Asset Management, Cl A          55,700           1,771
   Camden Property Trust+ (B)              47,700           3,406
   Capital of the West                      2,300              76
   Capital Southwest                       10,500           1,039
   Capital Trust, Cl A+                    10,500             358
   CapitalSource+                          53,243           1,249
   Capitol Bancorp                          6,800             279
   Cardinal Financial                      58,190             708
   Cascade Bancorp                         19,697             556
   Cathay General Bancorp (B)              27,100             973
   CB Richard Ellis Group, Cl A*           26,257           2,032
   Cedar Shopping Centers+                 33,204             483
   Center Financial                        18,500             432
   Central Pacific Financial               60,963           2,193

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Ceres Group*                           102,600      $      615
   Chemical Financial (B)                  54,900           1,604
   Chicago Mercantile Exchange Holdings     1,334             589
   Citizens Banking                        39,500           1,052
   City Bank                                4,100             188
   City Holding                            10,500             380
   Clark                                   42,369             559
   CNA Surety*                             47,400             814
   Cohen & Steers (B)                      26,300             646
   Columbia Banking System                 11,200             376
   Commerce Group                          33,700           1,912
   Commercial Capital Bancorp              41,700             655
   Community Bancorp*                       2,300              73
   Community Bank System                   32,900             638
   Community Trust Bancorp                 13,192             449
   CompuCredit (B)*                        56,743           2,171
   Corporate Office Properties Trust+     123,450           4,876
   Corus Bankshares (B)                    95,400           2,695
   Cousins Properties+                     19,000             574
   Crawford, Cl B                          13,824              84
   Crescent Real Estate Equities+ (B)      56,200             994
   Darwin Professional Underwriter*         8,500             164
   Delphi Financial Group, Cl A (B)        87,601           4,631
   DiamondRock Hospitality+                13,400             203
   DiamondRock Hospitality (F)+           122,500           1,858
   Digital Realty Trust  (B)               20,300             510
   Dime Community Bancshares               88,650           1,254
   Direct General (B)                      61,940           1,097
   Doral Financial                        115,050             867
   Downey Financial                        25,400           1,730
   Eagle Hospitality Properties Trust+     57,900             565
   Eaton Vance                             39,668           1,052
   Education Realty Trust+                121,275           1,710
   EMC Insurance Group                      5,271             168
   Encore Capital Group (B)*                9,287              85
   Equity Inns+ (B)                       188,008           2,905
   Equity Office Properties Trust+         61,800           2,080
   Equity One+                             59,774           1,327
   Equity Residential+ (B)                 92,300           4,070
   Essex Property Trust+ (B)               11,600           1,235
   Extra Space Storage+                   127,700           1,940
   Ezcorp, Cl A*                            4,600             149
   FBL Financial Group, Cl A               26,800             959
   Federal Agricultural Mortgage,
     Cl C (B)                              83,964           2,103
   Federal Realty Investment Trust+        42,800           2,927
   FelCor Lodging Trust+ (B)              134,800           2,805
   Financial Federal                       38,680           1,082
   First American                          46,400           1,947
   First Bancorp                            3,400              71
   First Cash Financial Services*         179,505           3,852
   First Community Bancorp (B)              8,500             494
   First Financial Bancorp (B)             79,661           1,293
   First Financial Bankshares (B)           4,266             149
   First Indiana                            7,212             189

--------------------------------------------------------------------------------
66            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   First Merchants                         34,800      $      825
   First Midwest Bancorp                   78,368           2,755
   First Place Financial                    3,096              71
   First Regional Bancorp*                  2,600             222
   First Republic Bank                     50,750           2,133
   FirstFed Financial (B)*                 72,248           4,179
   FirstMerit                              48,738           1,121
   Flagstar Bancorp                        82,300           1,328
   Flushing Financial                      53,800             895
   Fpic Insurance Group (B)*               41,400           1,555
   Frontier Financial (B)                   4,750             162
   GAMCO Investors, Cl A                   22,900             811
   Getty Realty+                            1,020              26
   Glacier Bancorp (B)                     23,588             690
   Gramercy Capital+ (B)                   14,500             379
   Greater Bay Bancorp (B)                129,458           3,859
   Greenhill (B)                           27,800           1,651
   Grubb & Ellis Realty Advisors*         314,500           2,123
   Hancock Holding                          3,070             166
   Hanmi Financial                         28,200             541
   Hanover Insurance Group                 49,400           2,339
   Harbor Florida Bancshares                4,728             174
   HCC Insurance Holdings (B)              67,750           2,079
   Health Care+                            29,133             987
   Heritage Commerce (B)                    6,100             147
   Hersha Hospitality Trust+              202,600           1,892
   Highbury Financial*                    147,100           1,119
   Highland Hospitality+                   93,800           1,135
   Hilb Rogal & Hobbs (B)                  92,300           3,591
   HomeBanc+ (B)                          106,200             828
   Horace Mann Educators                   54,979             921
   Horizon Financial                        2,800              69
   Host Hotels & Resorts+                 136,567           2,741
   Housevalues*                            19,100             170
   HRPT Properties Trust+ (B)             184,100           2,055
   Hub International                       52,100           1,427
   IndyMac Bancorp                         22,200           1,019
   Innkeepers USA Trust+                  134,126           2,082
   IntercontinentalExchange (B)*           27,600           1,537
   International Bancshares                19,483             555
   Intervest Bancshares*                   10,300             414
   Investment Technology Group (B)*        56,450           2,670
   IPC Holdings                            23,600             575
   Irwin Financial                         90,964           1,874
   Kansas City Life Insurance              26,700           1,222
   KNBT Bancorp                            92,600           1,509
   Knight Capital Group, Cl A*              1,449              22
   Lakeland Financial                       2,800              64
   LandAmerica Financial Group (B)         23,300           1,559
   Longview Fibre+                          7,040             180
   LTC Properties+                         30,900             679
   Macatawa Bank (B)                        3,696             119
   Macerich+                               42,800           2,949

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Mack-Cali Realty+ (B)                   84,300      $    3,615
   MAF Bancorp                             80,500           3,485
   MainSource Financial Group               3,500              60
   Marlin Business Services*                4,000              85
   Marsh & McLennan                        45,099           1,264
   Max Re Capital                          23,400             562
   Medical Properties Trust+              211,100           2,556
   MFA Mortgage Investments+ (B)          217,600           1,475
   Midwest Banc Holdings (B)               77,700           1,732
   Mid-State Bancshares                    18,882             499
   Nara Bancorp                            67,468           1,309
   Nasdaq Stock Market (B)*                77,900           2,371
   National Financial Partners             33,900           1,520
   National Retail Properties              36,000             695
   Nationwide Financial Services, Cl A     20,378             882
   Navigators Group*                        6,259             258
   NBT Bancorp                             76,300           1,682
   NorthStar Realty Finance+              147,602           1,632
   Novastar Financial+ (B)                 31,000             976
   Odyssey Re Holdings (B)                 50,200           1,229
   Ohio Casualty                           27,286             815
   Old National Bancorp                    46,200             886
   Old Second Bancorp                       5,000             151
   Omega Healthcare Investors+             56,400             695
   Pacific Capital Bancorp                  3,698             127
   PFF Bancorp                             91,640           3,116
   Pico Holdings*                          35,958           1,223
   Piper Jaffray (B)*                      57,200           3,620
   Placer Sierra Bancshares                23,900             574
   Platinum Underwriters Holdings (B)     143,948           3,878
   PMA Capital, Cl A*                      43,791             453
   PMI Group                               21,300             969
   Portfolio Recovery Associates (B)*      79,600           3,922
   Post Properties+ (B)                    74,500           3,189
   Preferred Bank                           4,000             211
   PremierWest Bancorp (B)                  4,935              71
   Presidential Life                       56,300           1,408
   ProAssurance*                           62,320           2,942
   Prologis+                              117,900           5,830
   Prosperity Bancshares (B)                3,800             123
   Provident Bankshares                    26,566             937
   Provident Financial Holdings             3,300              92
   PS Business Parks+                      19,800           1,052
   R & G Financial, Cl B                   47,466             432
   Rainier Pacific Financial Group         23,164             407
   RAIT Investment Trust+                 111,400           2,807
   Reckson Associates Realty+ (B)          90,200           3,467
   Regency Centers+                         4,200             259
   RenaissanceRe Holdings                  15,600             703
   Republic Bancorp                       251,325           2,732
   Republic Property Trust+*               44,410             457
   Safety Insurance Group                  26,900           1,268
   Santander BanCorp (B)                   43,665           1,018

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            67

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Saxon Capital+                         232,781      $    2,596
   SeaBright Insurance Holdings*           53,151             842
   Security Bank                            2,800              62
   Selective Insurance Group               13,000             709
   Shurgard Storage Centers, Cl A+         37,500           2,177
   Signature Bank*                        104,333           3,728
   Simon Property Group+                   50,100           3,989
   SL Green Realty+ (B)                    31,898           3,165
   South Financial Group                   92,547           2,568
   Southwest Bancorp                        7,415             178
   Sterling Bancorp                        13,822             255
   Sterling Financial--PA                   4,350              93
   Sterling Financial--WA                 111,500           3,349
   Stewart Information Services           102,513           3,897
   Strategic Hotels & Resorts+ (B)        185,500           3,806
   Suffolk Bancorp                          3,200              98
   Sunstone Hotel Investors+ (B)           76,000           2,105
   SVB Financial Group (B)*               116,000           5,594
   SWS Group                               22,234             516
   TAC Acquisition*                       373,500           2,521
   TAL International Group*               112,900           2,620
   Taubman Centers+ (B)                    39,300           1,529
   Taylor Capital Group                    38,500           1,584
   TD Ameritrade Holding                    9,935             169
   TD Banknorth                            52,817           1,513
   Thomas Weisel Partners Group (B)*      117,200           2,575
   TierOne                                 13,400             440
   Tower Group                             52,345           1,623
   TradeStation Group (B)*                 51,300             714
   Trammell Crow*                          64,810           2,244
   Trico Bancshares                         3,900             106
   Trizec Properties+ (B)                 128,000           3,020
   Trustmark                               75,832           2,276
   Trustreet Properties+                   23,300             302
   UCBH Holdings                           93,190           1,648
   UMB Financial                           50,880           1,639
   Umpqua Holdings                         38,856           1,023
   UnionBanCal                             14,501             981
   United America Indemnity, Cl A*         31,923             726
   United Bankshares                       31,400           1,107
   United Fire & Casualty                  26,200             821
   United PanAm Financial*                 34,206             963
   Vineyard National Bancorp               27,000             693
   Virginia Financial Group                 2,100              82
   Waddell & Reed Financial, Cl A (B)      35,700             795
   Washington Federal                      40,890             938
   Washington+                              3,852             135
   WesBanco (B)                            44,700           1,344
   Westamerica Bancorporation (B)          15,500             752
   Whitney Holding                         29,463           1,065
   Wilshire Bancorp                        35,375             626
   Windrose Medical Properties Trust       23,700             332
   Winston Hotels+                         64,178             698
   Wintrust Financial                      28,100           1,442

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   World Acceptance*                       86,465      $    2,782
   WR Berkley                              33,800           1,162
   WSFS Financial                          11,994             735
   Zenith National Insurance (B)          100,262           4,010
                                                       ----------
                                                          385,642
                                                       ----------
HEALTH CARE -- 11.1%
   Abaxis*                                 39,848             681
   Abraxis BioScience*                      7,089             203
   Accelrys*                              146,000           1,047
   Affymetrix*                             65,500           1,802
   Albany Molecular Research*              33,400             344
   Alexion Pharmaceuticals*                 7,143             232
   Align Technology (B)*                  167,900           1,241
   Alkermes (B)*                          161,452           3,200
   Alliance Imaging*                      298,900           1,734
   Allion Healthcare*                      92,700             748
   Alpharma, Cl A (B)                     220,712           5,169
   America Service Group*                  31,328             429
   American Dental Partners*               21,550             299
   AMN Healthcare Services*               118,900           2,340
   Amsurg*                                166,097           4,001
   Amylin Pharmaceuticals (B)*              8,600             391
   Anadys Pharmaceuticals*                161,900           1,663
   Analogic                                19,656           1,123
   Andrx*                                 105,550           2,466
   Applera - Celera Genomics Group*       359,200           4,023
   Arena Pharmaceuticals (B)*              78,800           1,075
   Ariad Pharmaceuticals (B)*             273,800           1,405
   Arqule*                                 19,086             103
   Array Biopharma*                       206,900           1,523
   Aspect Medical Systems (B)*             14,445             283
   Bio-Rad Laboratories, Cl A (B)*         34,000           2,258
   Bio-Reference Labs*                     24,086             451
   BioScrip*                              126,400             701
   Biosite (B)*                            57,684           2,595
   Bradley Pharmaceuticals*                 6,568              85
   Cambrex                                 72,000           1,454
   Caraco Pharmaceutical Laboratories*     18,000             193
   Cell Genesys (B)*                      275,400           1,705
   Centene (B)*                            91,220           2,376
   Cephalon (B)*                          118,800           7,095
   Chemed                                   8,267             445
   China Medical Technologies ADR (B)*     22,495             576
   CNS                                     29,204             666
   Coley Pharmaceutical Group (B)*         27,690             368
   Combinatorx (B)*                        52,800             436
   Community Health Systems*               33,700           1,270
   Conceptus (B)*                         114,200           1,520
   Conmed (B)*                            151,900           2,953
   Conor Medsystems (B)*                   52,900           1,233
   Cooper                                  28,000           1,326
   Cross Country Healthcare*               86,700           1,528
   Cubist Pharmaceuticals (B)*            256,684           6,076

--------------------------------------------------------------------------------
68            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Cutera*                                 55,184      $      910
   CV Therapeutics (B)*                   462,541           7,706
   Cyberonics (B)*                        128,653           3,215
   Cynosure*                               23,900             350
   Cypress Bioscience*                     47,577             328
   Datascope                               11,400             391
   Diagnostic Products                      1,736             100
   Digene*                                123,585           4,620
   Dionex*                                  5,443             293
   Discovery Laboratories (B)*            289,472             645
   DJO*                                    86,700           3,325
   Encore Medical*                        133,117             663
   Encysive Pharmaceuticals (B)*          301,400           1,311
   Endo Pharmaceuticals Holdings*          84,512           2,480
   Enzon Pharmaceuticals (B)*              59,800             445
   eResearch Technology*                   22,250             203
   Exelixis (B)*                          197,418           2,142
   Five Star Quality Care*                110,900           1,220
   Flamel Technologies ADR (B)*            25,800             503
   Genesis HealthCare*                     28,100           1,323
   Greatbatch*                             39,100             887
   Haemonetics*                            13,400             677
   Health Net*                              7,340             316
   HealthTronics (B)*                      77,200             570
   Healthways*                             37,032           1,968
   Human Genome Sciences (B)*             292,603           3,207
   ICOS*                                   36,491             741
   Illumina*                                8,403             230
   Immucor*                                98,062           1,784
   Incyte (B)*                            265,300           1,106
   Intermagnetics General (B)*            151,415           3,523
   Inverness Medical Innovations*           7,384             213
   Ista Pharmaceuticals (B)*              108,400             642
   Kendle International*                   42,430           1,376
   Keryx Biopharmaceuticals*              112,400           1,607
   Kindred Healthcare*                     14,050             356
   Kos Pharmaceuticals*                     1,088              47
   KV Pharmaceutical, Cl A*                 3,100              63
   Kyphon (B)*                              5,200             206
   Lifecell (B)*                           21,748             587
   Luminex (B)*                            31,100             507
   Magellan Health Services*               60,700           2,455
   MannKind*                               13,235             252
   Matria Healthcare*                      19,291             557
   Medarex (B)*                           567,447           5,822
   Medcath (B)*                            24,100             375
   Medical Staffing Network
     Holdings (B)*                        108,200             515
   Medicines*                              12,518             232
   Medicis Pharmaceutical, Cl A             8,305             248
   Meridian Bioscience                     12,623             300
   Merit Medical Systems*                   5,502              63
   MGI Pharma (B)*                        133,000           2,395
   Micrus Endovascular*                   118,900           1,693

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Molecular Devices*                      27,500      $      790
   Myriad Genetics (B)*                   142,038           3,709
   Nastech Pharmaceutical (B)*            177,400           2,482
   National Dentex*                        43,697             937
   Natus Medical*                          39,500             493
   Nektar Therapeutics (B)*               163,177           3,262
   Neopharm*                               29,800             168
   Neurocrine Biosciences (B)*             48,524             956
   Neurometrix (B)*                        50,583           1,474
   Northfield Laboratories*                17,865             164
   NuVasive (B)*                           22,064             362
   NxStage Medical (B)*                    40,824             429
   Odyssey HealthCare*                     22,318             364
   Option Care                             48,378             545
   OraSure Technologies (B)*              206,103           1,799
   Orchid Cellmark*                         6,160              24
   Orthofix International*                 15,513             589
   Owens & Minor                           54,062           1,606
   Pain Therapeutics (B)*                 123,800           1,052
   PainCare Holdings (B)*                 323,600             447
   Panacos Pharmaceuticals*                60,200             379
   Par Pharmaceutical (B)*                 74,070           1,700
   Parexel International (B)*              82,307           2,362
   PDL BioPharma*                         109,100           2,209
   Pediatrix Medical Group*                 1,904              88
   Per-Se Technologies (B)*                68,500           1,707
   Pharmaceutical Product Development       4,116             150
   Pharmacopeia Drug Discovery*            79,529             394
   Phase Forward (B)*                      70,020             891
   PolyMedica                              70,000           2,687
   PRA International*                      42,191           1,058
   Progenics Pharmaceuticals*               2,600              55
   PSS World Medical (B)*                 124,550           2,212
   Psychiatric Solutions (B)*              80,135           2,356
   Radiation Therapy Services (B)*         39,993             971
   Res-Care*                               65,184           1,294
   Respironics*                            19,970             679
   Rigel Pharmaceuticals (B)*             110,800           1,089
   Rotech Healthcare (B)*                 130,400             554
   Senomyx (B)*                            39,534             631
   Serologicals*                           53,511           1,668
   Somanetics (B)*                         18,409             288
   SonoSite (B)*                           36,615           1,347
   Sonus Pharmaceuticals*                  82,100             446
   Stratagene*                              8,300              55
   SurModics (B)*                          52,073           2,026
   Symbion*                                99,000           2,172
   Symmetry Medical*                       45,181             842
   Taro Pharmaceuticals Industries*       127,000           1,532
   Techne*                                  7,587             415
   Telik*                                 272,500           4,355
   Tercica (B)*                           113,500             580
   Triad Hospitals*                        15,332             618
   Trizetto Group*                         27,700             395

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            69

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   U.S. Physical Therapy*                   1,800      $       27
   United Surgical Partners
     International*                         7,246             225
   United Therapeutics*                    71,767           3,456
   Universal Health Services, Cl B         17,550             891
   Valeant Pharmaceuticals
     International (B)                     41,700             717
   Varian*                                 21,043             926
   Ventiv Health (B)*                      83,010           2,452
   Vertex Pharmaceuticals (B)*              4,700             162
   Viropharma (B)*                         40,700             396
   West Pharmaceutical Services            55,400           1,885
                                                       ----------
                                                          215,522
                                                       ----------
INDUSTRIALS -- 15.2%
   ABX Air*                                55,000             371
   Accuride*                               40,900             470
   Active Power (B)*                       65,600             289
   Actuant, Cl A                           42,377           2,502
   Acuity Brands                          102,890           4,105
   Adesa                                   50,200           1,143
   Administaff                             51,030           1,961
   Advisory Board*                         68,433           3,538
   AGCO (B)*                              175,787           4,300
   Alaska Air Group*                       25,298             980
   Albany International, Cl A (B)         110,839           4,429
   Amerco*                                 12,412           1,097
   American Commercial Lines (B)*          73,200           4,019
   American Reprographics*                 63,475           2,201
   American Science & Engineering (B)*      8,900             511
   Ameron International                     6,700             384
   AMR*                                     3,700              91
   AO Smith                                93,080           4,091
   Apogee Enterprises (B)                 106,399           1,596
   Applied Industrial Technologies         72,100           2,779
   Aries Maritime Transport               145,300           1,640
   Arkansas Best                           16,900             696
   Armor Holdings (B)*                     31,500           1,799
   ASV*                                    12,791             262
   Aviall*                                 30,976           1,461
   Banta                                  116,389           5,757
   Basin Water*                            33,500             506
   BE Aerospace (B)*                      167,220           3,707
   Beacon Roofing Supply (B)*              38,616           1,456
   BlueLinx Holdings                       28,200             380
   Briggs & Stratton                       33,621           1,089
   Brink's                                 65,900           3,621
   Bucyrus International, Cl A              2,212             113
   Builders FirstSource*                   46,900             974
   C&D Technologies                        63,222             417
   Casella Waste Systems, Cl A*            15,514             242
   CDI                                     15,800             465
   Cenveo*                                 73,166           1,386
   Ceradyne (B)*                            7,159             313

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   CH Robinson Worldwide                   37,697      $    1,660
   CIRCOR International                    31,090             910
   Clean Harbors (B)*                      27,548           1,000
   CNH Global                              28,740             712
   Columbus McKinnon*                      44,766           1,177
   Comfort Systems USA                    156,634           2,036
   Commercial Vehicle Group*               30,100             618
   Con-way                                 39,021           2,306
   Consolidated Graphics*                  12,271             625
   Continental Airlines, Cl B (B)*        147,380           3,655
   Copart*                                 39,300           1,078
   CoStar Group (B)*                       25,481           1,359
   CRA International (B)*                  28,319           1,257
   Crane                                   23,500             944
   Cubic                                   47,800             896
   DiamondCluster International*          109,700           1,047
   Duratek*                                 8,811             193
   Dynamic Materials (B)                   77,500           2,160
   DynCorp International, Cl A (B)*        69,400             812
   EGL*                                     5,783             261
   Electro Rent*                           10,071             166
   EMCOR Group*                            22,359           1,075
   Encore Wire*                             4,795             183
   EnPro Industries*                        6,500             226
   ESCO Technologies (B)*                  41,600           2,134
   Expeditors International Washington     11,231           1,106
   Exponent*                                2,000              60
   ExpressJet Holdings*                    71,100             417
   Federal Signal (B)                      61,732             943
   Flanders (B)*                           99,034           1,005
   Flowserve (B)*                          21,500           1,143
   Freightcar America                      55,200           3,332
   Frontier Airlines Holdings*              7,439              46
   Gardner Denver (B)*                     64,290           4,851
   GATX (B)                               110,376           4,791
   General Cable*                          64,322           2,075
   Genesee & Wyoming, Cl A*                35,125           1,055
   Genlyte Group (B)*                      32,065           2,237
   Geo Group*                              17,520             654
   Global Power Equipment Group (B)*       80,500             283
   Goodman Global (B)*                     99,087           1,680
   GrafTech International (B)*            322,960           1,993
   Griffon (B)*                            49,284           1,338
   Grupo Aeroportuario del Sureste ADR     52,000           1,777
   H&E Equipment Services (B)*             53,500           1,592
   Harsco                                  18,200           1,475
   Herman Miller                           80,200           2,343
   Hexcel (B)*                            174,846           3,598
   HUB Group, Cl A*                        74,635           3,532
   Hudson Highland Group*                  62,946             750
   Huttig Building Products*                4,016              26
   ICT Group*                               5,000             134
   IHS, Cl A*                              36,596             986
   IKON Office Solutions (B)              202,229           2,613

--------------------------------------------------------------------------------
70            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Innovative Solutions & Support*          1,431      $       19
   Insituform Technologies, Cl A (B)*      27,160             695
   Insteel Industries                      10,600             457
   Jacobs Engineering Group*                5,864             458
   JB Hunt Transport Services             118,026           2,888
   John H. Harland                         20,400             874
   Joy Global                              19,424           1,044
   K&F Industries Holdings*                35,800             682
   Kadant*                                 42,915           1,006
   Kansas City Southern (B)*               97,235           2,580
   Kaydon (B)                              67,813           2,830
   Kelly Services, Cl A                     3,991             108
   Kenexa*                                 62,854           1,904
   Kennametal                              32,898           1,967
   Kforce*                                 28,751             439
   Kirby*                                   6,396             481
   Knight Transportation (B)               82,875           1,578
   Knoll (B)                              146,314           2,707
   Korn/Ferry International (B)*           41,900             859
   Labor Ready*                            41,600             963
   Lamson & Sessions (B)*                 136,890           3,339
   Lennox International                   205,540           5,850
   Lincoln Electric Holdings               57,100           3,138
   Lydall*                                 19,333             175
   Manitowoc                               19,090             878
   McGrath Rentcorp                         7,451             198
   Mesa Air Group (B)*                    124,800           1,196
   Milacron (B)*                          257,248             296
   Mine Safety Appliances                  52,835           2,177
   Mobile Mini*                            19,299             605
   Moog, Cl A*                             24,752             861
   Mueller Industries                      22,700             741
   NACCO Industries, Cl A                   4,045             578
   Navigant Consulting (B)*                55,600           1,124
   Navigant International*                  2,100              34
   Navistar International (B)*            200,342           5,325
   NCI Building Systems (B)*              127,355           7,723
   NCO Group*                              10,183             268
   Nordson (B)                             42,200           1,969
   OMI (B)                                 29,400             548
   Orbital Sciences (B)*                   63,179             947
   Pacer International*                     8,131             240
   Pall (B)                                96,800           2,913
   Perini*                                 23,338             573
   PHH*                                    36,600             936
   Power-One*                              11,875              73
   RBC Bearings*                           88,811           2,223
   Regal-Beloit (B)                        44,027           2,110
   Resources Connection (B)*               98,668           2,516
   Robbins & Myers                         65,160           1,527
   Ryder System                            80,000           4,322
   School Specialty*                       38,385           1,383
   SCS Transportation*                     15,710             384
   Simpson Manufacturing (B)               52,800           1,832

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Sitel*                                   1,231      $        6
   Skywest (B)                            110,201           2,560
   Sourcecorp*                             61,000           1,518
   Spherion*                              189,377           1,583
   Standard Register                       22,394             291
   Sun Hydraulics                           8,000             158
   Superior Essex*                         51,225           1,739
   Sypris Solutions                        39,700             338
   Tecumseh Products, Cl A                 71,300           1,548
   Teledyne Technologies*                  57,367           1,965
   Terex (B)*                              20,617           1,886
   Tetra Tech*                            135,340           2,382
   Thomas & Betts*                         36,800           2,116
   Titan International (B)                123,715           2,379
   UAP Holding                             14,100             333
   United Industrial                       25,600           1,259
   United Rentals (B)*                    170,327           5,549
   United Stationers*                      62,576           2,905
   Universal Forest Products               73,900           4,857
   Universal Truckload Services*           46,900           1,509
   URS*                                    52,417           2,222
   US Xpress Enterprises, Cl A*            52,312           1,165
   USA Truck*                              13,300             263
   Volt Information Sciences*               9,216             275
   Wabash National                         61,379           1,031
   Wabtec                                 102,747           3,593
   Walter Industries (B)                   87,800           5,106
   Washington Group International          52,879           2,850
   Waste Connections (B)*                  72,769           2,798
   Watson Wyatt Worldwide, Cl A (B)       198,870           7,128
   Watts Water Technologies, Cl A          20,000             686
   WESCO International*                    20,484           1,347
   Williams Scotsman International*        59,900           1,557
   Woodward Governor                       78,500           2,485
   YRC Worldwide (B)*                       7,216             285
                                                       ----------
                                                          296,679
                                                       ----------
INFORMATION TECHNOLOGY -- 21.0%
   24/7 Real Media*                       145,500           1,215
   Actel (B)*                              44,300             615
   Actuate*                               267,527           1,078
   Adaptec*                               467,700           2,091
   ADE*                                    15,138             488
   Adtran                                  44,600           1,125
   Advanced Digital Information (B)*      170,100           2,019
   Advanced Energy Industries*            100,000           1,410
   Advanced Micro Devices*                 29,469             910
   Advent Software*                        78,300           2,569
   Aeroflex*                              256,028           2,998
   Agile Software*                         88,630             584
   Agilysys                                85,810           1,416
   Akamai Technologies (B)*               101,426           3,174
   Alliance Data Systems*                     350              19

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            71

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Alliance Semiconductor (B)*            116,600      $      322
   Altera (B)*                            454,815           8,896
   Altiris*                                58,440           1,020
   Amkor Technology (B)*                  194,700           1,852
   Anadigics*                             196,790           1,681
   Andrew*                                 57,900             586
   Anixter International                   19,417             946
   Ansoft*                                 43,000             842
   Ansys*                                  10,048             507
   aQuantive (B)*                         186,333           4,619
   Arris Group*                           105,086           1,263
   Art Technology Group*                  428,910           1,325
   Aspen Technology (B)*                  109,940           1,286
   Asyst Technologies*                    299,158           2,058
   ATMI (B)*                               84,916           2,225
   Audiovox, Cl A*                          9,956             121
   Avanex*                                250,900             437
   Avid Technology (B)*                    20,062             790
   Avnet (B)*                              52,160           1,152
   Avocent (B)*                            46,482           1,057
   Axcelis Technologies*                   38,104             243
   BEA Systems*                            15,651             212
   BearingPoint (B)*                      162,300           1,303
   Bel Fuse, Cl B                           6,400             201
   Belden CDT                             106,904           3,403
   Bell Microproducts*                    101,547             613
   Benchmark Electronics*                  33,500             811
   BISYS Group (B)*                       197,359           2,911
   Black Box (B)                           53,268           2,751
   Blackbaud                               90,403           1,737
   Borland Software*                       85,400             452
   Brightpoint (B)*                       136,955           2,928
   Broadcom, Cl A*                         12,961             438
   Brocade Communications Systems*        591,300           3,613
   Brooks Automation (B)*                 331,843           4,009
   C-COR*                                  86,106             591
   Cabot Microelectronics*                  1,804              52
   CACI International, Cl A (B)*           19,700           1,200
   CheckFree*                               8,303             415
   Checkpoint Systems (B)*                 41,337             934
   Chordiant Software*                    160,190             517
   Ciber*                                 326,379           2,073
   Cirrus Logic*                           54,059             442
   Citrix Systems*                         26,645           1,001
   Click Commerce*                          6,055             118
   CMGI*                                  311,674             411
   CNET Networks (B)*                     396,767           3,476
   Cogent (B)*                            167,200           2,595
   Coherent (B)*                           49,443           1,628
   Cohu                                     4,288              74
   CommScope (B)*                         189,100           5,527
   Comtech Telecommunications*             27,521             827
   Concur Technologies*                    15,514             234
   Conexant Systems (B)*                  255,700             749

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Credence Systems (B)*                  695,320      $    3,171
   Cree (B)*                              100,215           2,571
   CSG Systems International (B)*         256,493           5,971
   CTS                                     27,308             371
   Cymer (B)*                              93,963           4,359
   Cypress Semiconductor*                  58,350             886
   Daktronics                              22,777           1,085
   DealerTrack Holdings*                   10,100             219
   Digimarc*                              288,900           1,725
   Digital Insight*                        94,495           3,057
   Digital River*                           2,687             118
   Digitas (B)*                            90,981           1,184
   Diodes (B)*                             75,320           2,682
   Ditech Networks*                        32,270             292
   Dot Hill Systems*                      192,300             738
   Dycom Industries (B)*                   33,300             717
   Eagle Test Systems (B)*                 30,200             444
   Earthlink (B)*                         591,000           4,923
   eCollege.com (B)*                       36,681             839
   EFJ*                                   140,000             955
   Electronics for Imaging*                48,390           1,134
   EMS Technologies*                       42,230             833
   Emulex (B)*                             83,993           1,488
   Entegris*                               76,075             736
   EPIQ Systems*                           37,492             601
   Equinix (B)*                            15,379             896
   Euronet Worldwide (B)*                 108,707           3,808
   F5 Networks (B)*                        43,700           2,120
   Factset Research Systems                40,400           1,814
   Fairchild Semiconductor
     International (B)*                   131,558           2,298
   Filenet (B)*                            74,209           1,933
   Flir Systems (B)*                       46,975           1,199
   Formfactor*                             41,002           1,588
   Foundry Networks (B)*                   51,600             664
   Gateway*                                44,106              76
   Global Imaging Systems*                 16,188             663
   Harmonic*                              112,171             505
   Heartland Payment Systems (B)*          17,500             465
   Homestore (B)*                         415,801           2,478
   Hutchinson Technology (B)*             144,808           3,364
   i2 Technologies (B)*                    28,900             363
   Imation (B)                             87,936           3,384
   Immersion (B)*                         458,848           2,588
   InFocus*                               104,900             497
   Informatica (B)*                       159,500           2,243
   Infospace (B)*                         104,200           2,362
   infoUSA                                 40,500             421
   Integrated Silicon Solutions*           45,452             256
   Interdigital Communications*            71,700           2,033
   Intermec*                                9,151             211
   Internap Network Services*             771,880             895
   International DisplayWorks (B)*        227,207           1,163
   International Rectifier*                 4,388             196

--------------------------------------------------------------------------------
72            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Internet Security Systems*              36,300      $      743
   Interwoven*                             24,393             224
   Intevac*                                48,562           1,041
   Iomega                                 381,100           1,250
   Itron (B)*                              77,754           4,650
   Ixia (B)*                              133,500           1,376
   IXYS*                                   34,000             340
   Juniper Networks*                        1,260              20
   Jupitermedia (B)*                      185,400           2,764
   Keane (B)*                             107,900           1,496
   Kemet*                                 126,300           1,207
   Keynote Systems*                        94,500             991
   Knot*                                   28,200             462
   Komag (B)*                              86,955           3,611
   Kronos*                                 20,520             821
   Kulicke & Soffa Industries*            105,487             851
   Lam Research*                            2,824             127
   Lattice Semiconductor*                 808,200           4,873
   Lawson Software*                       459,750           3,103
   Leadis Technology*                      97,123             499
   LeCroy*                                 71,700             982
   Lightbridge*                            38,100             446
   Linear Technology                        5,271             178
   Lionbridge Technologies*               217,100           1,433
   Liquidity Services*                     24,082             464
   Littelfuse (B)*                         26,242             919
   LoJack*                                 54,300             958
   LTX*                                   357,227           2,651
   Macrovision*                             4,764             107
   Magma Design Automation (B)*           161,900           1,132
   Manhattan Associates (B)*               80,900           1,628
   Mantech International, Cl A*            11,567             392
   Marchex, Cl B (B)*                     262,748           4,488
   Mastec*                                104,100           1,340
   Mattson Technology*                     71,500             641
   MAXIMUS                                 56,048           1,782
   McAfee*                                    952              23
   McData, Cl A (B)*                      186,200             704
   MEMC Electronic Materials*               9,867             346
   Mentor Graphics*                       114,635           1,441
   Methode Electronics                    113,400           1,082
   Mettler Toledo International*           22,835           1,479
   Micrel (B)*                             75,700             852
   Microsemi (B)*                         104,010           2,494
   MicroStrategy, Cl A*                    20,620           1,946
   MKS Instruments*                        41,622             909
   MPS Group*                              44,574             670
   MRO Software*                           47,205             990
   MTS Systems                             56,091           2,342
   Neoware*                                71,150           1,470
   Net 1 UEPS Technologies*                38,830             989
   Netgear (B)*                            12,600             295
   Netlogic Microsystems (B)*              77,465           2,530
   Nuance Communications (B)*             283,730           2,474

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   O2Micro International ADR*             162,500      $    1,411
   Omnivision Technologies (B)*            38,900           1,140
   ON Semiconductor*                      252,900           1,528
   Online Resources*                       60,700             742
   Openwave Systems*                       71,781           1,015
   Opsware (B)*                            70,800             554
   Orbotech*                               31,400             789
   Orckit Communications*                  69,600             879
   OSI Systems (B)*                       106,100           2,112
   Parametric Technology*                 252,545           3,369
   Parkervision*                           33,000             337
   Parkervision (B)*                      161,000           1,642
   Paxar (B)*                             106,259           2,260
   PDF Solutions*                          14,300             190
   Perot Systems, Cl A (B)*               186,504           2,619
   Photon Dynamics*                        12,283             196
   Photronics (B)*                        196,612           3,317
   Pixelworks*                            385,000           1,082
   Planar Systems*                         20,581             275
   Plantronics (B)                         27,296             588
   Plexus*                                 23,200             912
   PLX Technology*                        285,424           3,408
   PMC - Sierra (B)*                      107,759           1,039
   Polycom (B)*                           591,100          12,762
   Portalplayer (B)*                       24,600             247
   PowerDsine*                             77,900             601
   Presstek (B)*                          162,878           1,591
   Progress Software*                      26,200             610
   QLogic*                                  1,532              27
   Quality Systems (B)                     39,201           1,302
   Quantum (B)*                         1,016,700           2,959
   Quest Software*                         15,923             221
   Rackable Systems*                       61,155           2,318
   RADWARE*                                26,700             371
   RealNetworks*                           98,800             935
   Redback Networks*                       28,577             683
   Reynolds & Reynolds, Cl A               58,100           1,627
   RF Micro Devices*                      637,900           4,625
   Richardson Electronics                  63,876             439
   RightNow Technologies (B)*              44,757             730
   Rofin-Sinar Technologies*                1,940             106
   Rogers*                                  5,036             287
   RSA Security (B)*                      132,529           1,992
   Rudolph Technologies*                   90,000           1,492
   SBS Technologies*                       28,638             472
   Seachange International*               289,400           1,806
   Seagate Technology (B)                  51,652           1,206
   Secure Computing*                       77,397             687
   Semtech (B)*                            96,500           1,615
   Sigmatel (B)*                           20,700             113
   Sina (B)*                               24,454             600
   Sirf Technology Holdings*               48,400           1,419
   Skyworks Solutions*                    919,090           5,202
   Solectron (B)*                       1,324,000           4,713

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            73

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   Sonic Solutions (B)*                    44,711      $      682
   SonicWALL*                               9,173              77
   Spatialight*                            95,000             291
   Spatialight (B)*                       343,200           1,050
   SRA International, Cl A (B)*            37,645           1,184
   Standard Microsystems*                  52,071           1,187
   Startek                                 31,000             467
   STATS ChipPAC ADR (B)*                 133,923             857
   Stratasys (B)*                          21,488             650
   Supertex*                                1,192              48
   Sybase (B)*                             73,517           1,498
   Symmetricom (B)*                       202,600           1,469
   Synaptics (B)*                          24,700             585
   Synenco Energy (H)*                     24,000             517
   Synopsys*                               49,195           1,005
   Taleo, Cl A (B)*                        64,223             764
   Technitrol                              31,061             709
   Tekelec (B)*                           240,014           3,463
   Tessera Technologies (B)*               86,476           2,442
   THQ (B)*                               215,291           5,023
   TIBCO Software*                        537,847           4,125
   Trident Microsystems (B)*              147,605           3,259
   Triquint Semiconductor*                750,800           3,874
   Ulticom*                                 2,484              23
   Ultra Clean Holdings*                  143,038           1,209
   Ultratech (B)*                          56,376           1,009
   Unisys (B)*                            341,007           2,244
   United Online (B)                      281,400           3,354
   Utstarcom (B)*                         151,169             964
   Valueclick (B)*                        121,100           1,909
   Varian Semiconductor Equipment
     Associates (B)*                       57,054           1,766
   Vasco Data Security
     International (B)*                    76,936             642
   VeriFone Holdings (B)*                 173,230           5,481
   Verint Systems*                          6,259             203
   VeriSign*                               35,553             798
   WatchGuard Technologies*                63,900             305
   Wavecom ADR*                            39,937             450
   WebEx Communications (B)*               51,713           1,699
   webMethods*                             43,600             394
   Websense (B)*                           61,908           1,371
   Website Pros*                           54,481             545
   Western Digital*                         4,764              97
   Wind River Systems*                    330,100           3,119
   Witness Systems*                        55,400           1,143
   Wright Express (B)*                     82,000           2,414
   Zygo*                                   54,900             826
                                                       ----------
                                                          410,146
                                                       ----------
MATERIALS -- 4.3%
   ADA-ES (B)*                             18,800             366
   Airgas                                  15,887             608

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
   AK Steel Holding*                      106,994      $    1,439
   Albemarle                               35,500           1,704
   Aleris International*                      637              27
   AM Castle*                               6,192             171
   AMCOL International                     67,270           1,818
   Aptargroup                              51,857           2,728
   Arch Chemicals                          35,079           1,219
   Bemis                                   27,895             848
   Bowater                                 11,807             273
   Brush Engineered Materials*             11,363             235
   Buckeye Technologies*                  157,600           1,231
   Caraustar Industries*                    3,094              27
   Carpenter Technology (B)                30,141           3,370
   Century Aluminum*                       20,195             841
   CF Industries Holdings*                 34,600             591
   Cleveland-Cliffs (B)                    22,000           1,620
   Commercial Metals (B)                   76,502           1,883
   Constar International*                  88,798             341
   Crown Holdings*                         39,300             634
   Cytec Industries                        52,099           3,000
   Eagle Materials                         11,700             570
   FMC                                     24,606           1,589
   Greif, Cl A                             36,226           2,297
   H.B. Fuller                             37,080           1,789
   Headwaters*                              7,143             196
   Hercules (B)*                          249,230           3,856
   Innospec                                11,000             266
   MacDermid                               34,900           1,086
   Metal Management                        17,483             549
   Neenah Paper*                           71,273           2,187
   NewMarket (B)*                          68,877           3,334
   Olin (B)                                59,700           1,057
   Olympic Steel*                          51,600           1,719
   OM Group (B)*                           74,500           2,360
   Oregon Steel Mills*                      2,800             131
   PolyOne*                                89,393             845
   Quanex (B)                             100,200           3,940
   Reliance Steel & Aluminum               37,435           3,018
   Rock-Tenn, Cl A                         68,400           1,058
   RTI International Metals*               10,028             602
   Ryerson (B)                             61,600           1,608
   Schnitzer Steel Industries, Cl A       128,032           4,589
   Schweitzer-Mauduit International        65,568           1,663
   Silgan Holdings                        112,881           4,221
   Steel Dynamics                          98,925           5,746
   Symyx Technologies (B)*                 91,975           2,456
   Texas Industries (B)                    73,753           3,612
   US Concrete*                            54,727             677
   Wellman                                141,300             617
   Wheeling-Pittsburgh (B)*                92,900           1,898
   WR Grace*                                2,900              41
                                                       ----------
                                                           84,551
                                                       ----------

--------------------------------------------------------------------------------
74            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                     Market Value
Description                              Shares     ($ Thousands)
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 0.9%
   Broadwing*                              41,028      $      468
   Centennial Communications*              44,200             258
   Cincinnati Bell*                       172,720             672
   Commonwealth Telephone
     Enterprises                           50,870           1,681
   Dobson Communications, Cl A*            64,062             550
   Fairpoint Communications               236,300           3,185
   Golden Telecom (B)                       6,800             171
   IDT*                                    32,400             445
   IDT, Cl B (B)*                          33,000             457
   Iowa Telecommunications Services        40,300             725
   Nextel Partners, Cl A*                  17,853             507
   North Pittsburgh Systems                 4,500             113
   Premiere Global Services*               75,400             566
   Qwest Communications International*     32,457             228
   SBA Communications, Cl A (B)*          267,405           6,121
   Syniverse Holdings*                     14,100             230
   Talk America Holdings*                  21,366             167
   Time Warner Telecom, Cl A (B)*          58,038             884
   USA Mobility*                           29,300             594
   Valor Communications Group (B)          16,100             198
                                                       ----------
                                                           18,220
                                                       ----------
UTILITIES -- 2.2%
   AGL Resources                           39,515           1,445
   Allete                                  46,577           2,118
   Avista                                 101,400           2,256
   Black Hills                             44,600           1,509
   Cascade Natural Gas (B)                 31,637             664
   CenterPoint Energy (B)                 125,000           1,499
   Cleco (B)                               76,794           1,706
   CMS Energy (B)*                        118,000           1,515
   El Paso Electric                       117,500           2,265
   Empire District Electric (B)            25,710             560
   Idacorp (B)                             69,680           2,328
   ITC Holdings                            35,900             930
   Laclede Group (B)                       25,500             858
   New Jersey Resources                    25,100           1,127
   Northwest Natural Gas                   29,869           1,042
   NorthWestern                            24,100             839
   Oneok (B)                               32,900           1,105
   Ormat Technologies                      72,700           2,710
   Otter Tail                              25,594             668
   Pike Electric*                          51,100             999
   PNM Resources                          154,052           3,893
   SEMCO Energy*                           91,400             507
   Sierra Pacific Resources*               49,299             683
   Southern Union (B)                      75,200           1,846
   UIL Holdings (B)                        40,100           2,215
   Vectren                                 43,450           1,153
   Westar Energy (B)                       78,778           1,679
   WGL Holdings                            39,339           1,133

--------------------------------------------------------------------------------
                               Shares/Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Wisconsin Energy                        18,768      $      748
   WPS Resources                           12,143             593
                                                       ----------
                                                           42,593
                                                       ----------
Total Common Stock
   (Cost $1,703,800) ($ Thousands)                      1,911,413
                                                       ----------

CORPORATE OBLIGATIONS (C) -- 14.4%
FINANCIALS -- 14.4%
   Allstate Life Global Funding II MTN
     (A) (E)
        5.101%, 06/15/07                  $ 4,121           4,121
   American General Finance (A) (E)
        5.111%, 06/15/07                   12,991          12,989
   American General Finance MTN, Ser F
        5.875%, 07/14/06                      896             914
   Bear Stearns, EXL (E)
        5.091%, 06/15/07                   15,947          15,947
   Caterpillar Financial Services MTN,
     Ser F (E)
        5.148%, 07/10/06                    4,479           4,479
   Countrywide Financial MTN, Ser A (E)
        5.210%, 11/03/06                    9,407           9,406
        4.960%, 09/13/06                   16,574          16,574
   Dekabank (A) (E)
        5.108%, 05/18/07                   16,574          16,571
   Glintnir Bank (A) (E)
        5.180%, 04/06/07                   13,438          13,438
   Irish Life & Permanent MTN,
     Ser X (A) (E)
        5.109%, 06/21/07                   11,915          11,913
   Islandsbanki (A) (E)
        5.131%, 03/22/07                    7,615           7,615
   Jackson National Life Funding (A) (E)
        5.080%, 05/02/07                   19,710          19,710
   Kaupthing Bank MTN (A) (E)
        5.141%, 03/20/07                   22,397          22,397
   Landsbanki Islands (A) (E)
        5.161%, 03/16/07                   17,022          17,022
   Morgan Stanley EXL (E)
        5.190%, 07/03/07                    3,136           3,136
   Morgan Stanley EXL, Ser S (E)
        5.150%, 07/03/07                    4,479           4,479
   Natexis Banques (A) (E)
        5.060%, 06/15/07                    8,735           8,733
   Nationwide Building Society (A) (E)
        5.160%, 04/05/07                    8,959           8,959
        5.020%, 04/27/07                    4,927           4,928
   Nordbank (A) (E)
        5.080%, 06/22/07                   15,230          15,227
   Northern Rock (A) (E)
        5.170%, 05/03/07                    9,228           9,228
   Pacific Life Global Funding (A) (E)
        5.101%, 06/13/07                    6,719           6,719

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            75

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Premium Asset Trust,
     Ser 2004-06 (A) (E)
        5.190%, 06/30/06                  $ 8,511      $    8,517
   Premium Asset Trust,
     Ser 2004-10 (A) (E)
        5.120%, 05/14/07                   12,543          12,543
   SLM EXL, Ser S (A) (E)
        5.081%, 06/15/07                    9,855           9,855
   Sigma Finance MTN (F)
        4.745%, 11/09/06                    4,838           4,838
   Skandinav Enskilda Bank (A) (E)
        5.077%, 05/18/07                    9,855           9,854
                                                       ----------
Total Corporate Obligations
   (Cost $280,112) ($ Thousands)                          280,112
                                                       ----------

COMMERCIAL PAPER (C) (D) -- 7.9%
   Brahms Funding
        5.051%, 06/01/06                    8,959           8,923
   Broadhollow Funding
        5.081%, 06/09/06                    2,240           2,230
        5.079%, 06/26/06                    5,375           5,356
        5.073%, 06/19/06                    7,615           7,581
        5.062%, 06/05/06                    4,479           4,460
   Buckingham CDO
        5.092%, 06/23/06                    4,479           4,460
        5.087%, 06/08/06                    8,959           8,930
   Elysian Funding LLC
        5.170%, 07/10/06                    8,959           8,881
        5.134%, 06/30/06                    4,479           4,442
        5.123%, 06/05/06                    4,479           4,459
   Hardwood Street Funding II
        5.074%, 06/13/06                      786             784
   KKR Pacific Funding Trust
        5.082%, 06/22/06                    8,959           8,920
        5.082%, 06/23/06                    4,479           4,460
        5.081%, 06/07/06                    8,959           8,921
   Main Street Warehouse Funding
        5.090%, 06/16/06                    5,375           5,354
        5.079%, 06/05/06                    4,479           4,463
        5.078%, 06/02/06                      806             805
   Ocala Funding LLC
        5.112%, 06/30/06                    1,344           1,338
        5.092%, 06/09/06                   14,176          14,114
   Park Granada LLC
        5.045%, 06/29/06                    4,479           4,440
   Rams Funding
        5.094%, 06/14/06                   10,440          10,391
        5.091%, 06/21/06                    8,959           8,922

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Rhineland Funding Capital
        5.026%, 06/26/06                  $ 8,959      $    8,860
   Thornburg Mortgage Capital Resource
        5.092%, 06/19/06                    6,271           6,244
        5.092%, 06/23/06                    2,903           2,890
   Transamerica Securities
        5.100%, 06/28/06                    3,609           3,587
                                                       ----------
Total Commercial Paper
   (Cost $154,215) ($ Thousands)                          154,215
                                                       ----------

ASSET-BACKED SECURITIES (A) (C) (E) -- 2.5%
MORTGAGE RELATED SECURITIES -- 2.5%
   Cheyne High Grade, Ser 2004-1A,
     Cl AM1
        5.180%, 11/10/06                    4,479           4,479
   Commodore, Ser 2003-2A, Cl A1MM
        4.970%, 12/12/38                    4,121           4,121
   Duke Funding, Ser 2004-6B, Cl A1S1
        5.093%, 04/08/39                    6,719           6,719
   Newcastle CDO Limited,
     Ser 2005-6A, Cl IM1
        5.142%, 04/24/07                    1,792           1,791
   Park Place Securities NIM Trust,
     Ser 2004-MM1, Cl AM6
        5.111%, 02/25/35                    5,475           5,475
   RMAC, Ser 2004-NS3A, Cl A1
        5.080%, 03/12/25                    1,603           1,603
   Saturn Ventures II
        5.129%, 08/07/06                    8,361           8,361
   TIAA Real Estate CDO, Ser 2003 1A,
     Cl A1MM
        5.030%, 12/28/18                    5,785           5,785
   Whitehawk CDO Funding, Ser 2004-1A,
     Cl AMMD
        4.930%, 06/15/06                    2,240           2,240
   Whitehawk CDO Funding, Ser 2004-1A,
     Cl AMME
        4.930%, 09/15/06                    1,344           1,344
   Witherspoon CDO Funding
        5.091%, 09/15/06                    6,271           6,271
                                                       ----------
Total Asset-Backed Securities
   (Cost $48,189) ($ Thousands)                            48,189
                                                       ----------




--------------------------------------------------------------------------------
76            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                               Shares/Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
FOREIGN STOCK -- 1.3%
   Aspreva Pharmaceuticals*                44,305      $    1,328
   Canaccord Capital                      144,200           2,826
   Cardiome Pharma*                        31,763             287
   Compton Petroleum*                      80,800           1,023
   Dundee Wealth Management                70,400           1,334
   Dundee                                 126,510           1,501
   Emergis*                                18,500              84
   First Quantum Minerals                  75,900           3,768
   Gildan Activewear*                      55,900           2,346
   Gluskin Sheff + Associates*             83,700           1,350
   Grande Cache Coal*                     356,200             502
   Magna Entertainment, Cl A*              31,319             180
   Open Text*                              52,900             742
   OPTI Canada*                           153,000           3,181
   Railpower Technologies*                326,600           1,275
   Sherritt International                 153,200           1,586
   Synenco Energy (F) (H)*                 27,419             590
   Synenco Energy, Cl A*                   87,400           1,882
   Vasogen*                               125,700             251
                                                       ----------
Total Foreign Stock
   (Cost $19,703) ($ Thousands)                            26,036
                                                       ----------

MASTER NOTE (C) (D) -- 1.1%
   Bank of America
        5.133%, 06/01/06                  $22,398          22,398
                                                       ----------
Total Master Note
   (Cost $22,398) ($ Thousands)                            22,398
                                                       ----------

CASH EQUIVALENT  -- 1.0%
   SEI Daily Income Trust, Prime
     Obligation Fund, Cl A, 4.980%**++ 20,082,528          20,083
                                                       ----------
Total Cash Equivalent
   (Cost $20,083) ($ Thousands)                            20,083
                                                       ----------

TIME DEPOSIT (C) -- 0.9%
   Societe General
        5.080%, 06/01/06                   17,918          17,918
                                                       ----------
Total Time Deposit
   (Cost $17,918) ($ Thousands)                            17,918
                                                       ----------

EXCHANGE TRADED FUNDS (B) -- 0.2%
   iShares Russell 2000 Index Fund*        34,628           2,489
   iShares S&P SmallCap 600/BARRA
     Value Index Fund*                      6,934             483
                                                       ----------
Total Exchange Traded Funds
   (Cost $2,371) ($ Thousands)                              2,972
                                                       ----------

--------------------------------------------------------------------------------
                                      Face Amount    Market Value
Description                         ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (C) -- 0.2%
   U.S. Trust of New York
        5.121%, 03/13/07                  $ 3,584      $    3,584
                                                       ----------
Total Certificate of Deposit
   (Cost $3,584) ($ Thousands)                              3,584
                                                       ----------

                                        Number of
                                         Warrants
                                        ---------
WARRANTS -- 0.0%
   Washington Mutual, Expires 12/26/50*   279,961              43
   Infinity Bio-Energy, Expires 05/23/10* 793,562             420
   Parkervision (F) (G) (H) (I)*           15,750              53
                                                       ----------
Total Warrants
   (Cost $438) ($ Thousands)                                  516
                                                       ----------

REPURCHASE AGREEMENTS (C)(J) -- 5.5%
   Barclays Capital
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $24,009,135
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $497,314-$17,917,981, 0.000%-
     4.300%, 04/09/07-05/12/08,
     total market value $24,486,259)       24,006          24,006
   Deutsche Bank
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $29,613,502
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $164,935-$8,995,722, 0.000%-
     5.600%, 08/29/06-10/29/18,
     total market value $30,201,722)       29,609          29,609
   Lehman Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $54,114,829
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $6,270,397-$53,753,942, 8.125%-
     9.375%, 10/15/19-01/15/30,
     total market value $55,189,512)       54,107          54,107
                                                       ----------
Total Repurchase Agreements
   (Cost $107,722) ($ Thousands)                          107,722
                                                       ----------
Total Investments -- 133.0%
   (Cost $2,380,533) ($ Thousands)                      2,595,158
                                                       ----------



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            77

STATEMENT OF NET ASSETS


Small Cap Fund (Concluded)

May 31, 2006
--------------------------------------------------------------------------------
                                                            Value
Description                                         ($ Thousands)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (33.0)%
Payable upon Return of Securities on Loan              $ (634,138)
Payable for Investment Securities Purchased               (15,566)
Payable for Fund Shares Redeemed                           (6,328)
Investment Advisory Fees Payable                             (866)
Trustees' Fees Payable                                         (6)
Other Assets and Liabilities, Net                          12,884
                                                       ----------
Total Other Assets and Liabilities                       (644,020)
                                                       ----------
Net Assets -- 100.0%                                   $1,951,138
                                                       ==========

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)           $1,592,185
Undistributed net investment income                         3,575
Accumulated net realized gain on investments              140,753
Net unrealized appreciation on investments                214,625
                                                       ----------
Net Assets                                             $1,951,138
                                                       ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($1,951,138,122 O 125,719,267 shares)                   $15.52
                                                           ======

--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------
* Non-income producing security.
** Rate shown is the 7-day effective yield as of May 31, 2006.
+ Real Estate Investment Trust.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) This security was sold within the terms of private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $618,181 ($ Thousands).
(C) This security was purchased with cash collateral held from securities lending (see Note 9). The total value of such securities as of May 31, 2006 was $634,138 ($ Thousands).
(D) The rate reported is the effective yield at time of purchase.
(E) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(F) Securities considered illiquid. The total value of such securities as of May 31, 2006 was $3,319 ($ Thousands) and represents 0.17% of Net Assets.
(G) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2006 was $53 ($ Thousands) and represented 0.00% of Net Assets.
(H) This security considered restricted. The total value of such securities as of May 31, 2006 was $3,319 ($ Thousands) and represented 0.17% of Net Assets.
(I) This warrant does not have a strike price or expiration date.
(J) Tri-Party Repurchase Agreement.
ADR -- American Depositary Receipt
CDO -- Collateralized Debt Obligation
Cl -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
PA -- Pennsylvania
Ser -- Series
WA -- Washington


The accompanying notes are an integral part of the financial statements.






--------------------------------------------------------------------------------
78            SEI Institutional Investments Trust / Annual Report / May 31, 2006

Small/Mid Cap Equity Fund

May 31, 2006
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:
[Bar Chart Omitted]
Plot points are as follows:
27.3% Financials
15.1% Information Technology
10.8% Industrials
10.4% Consumer Discretionary
 8.7% Health Care
 5.9% Short-Term Investments
 5.5% Energy
 5.2% Commercial Paper
 4.3% Materials
 2.6% Utilities
 1.7% Consumer Staples
 1.6% Asset-Backed Securities
 0.8% Telecommunication Services
 0.1% Certificate of Deposit
 0.0% Warrants
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
CONSUMER DISCRETIONARY -- 12.8%
   Aaron Rents                        30,642      $      827
   AC Moore Arts & Crafts*            41,277             723
   Aftermarket Technology*             5,700             138
   Amazon.com*                         6,200             215
   America's Car-Mart (B)*            53,827           1,065
   American Eagle Outfitters           4,600             150
   American Greetings, Cl A           25,200             567
   Ameristar Casinos                  11,700             244
   AnnTaylor Stores*                  23,050             886
   Arctic Cat                         50,400             924
   ArvinMeritor                       14,300             240
   Autoliv                            57,500           3,197
   Autonation*                        26,050             565
   Barnes & Noble                     74,600           2,848
   Belo, Cl A                         42,900             741
   Black & Decker                      7,700             670
   Blount International*              70,700             906
   Borders Group                      50,400           1,046
   BorgWarner                         11,400             750
   Bright Horizons Family
     Solutions*                       45,200           1,609
   Brinker International              58,300           2,140
   Brown Shoe                         39,550           1,391
   Build-A-Bear Workshop (B)*         61,900           1,838
   Building Material Holding (B)      37,200           1,061
   Carter's*                          58,544           3,421
   Catalina Marketing                  1,500              44
   Cato, Cl A                         71,800           1,694
   CEC Entertainment*                  1,350              45
   Centex                              5,900             281
   Charming Shoppes (B)*              94,200           1,049
   Circuit City Stores                 6,400             192
   CKX*                               56,200             706
   Coach*                             54,900           1,596
   Coldwater Creek (B)*               17,337             446
   Columbia Sportswear*                5,400             256
   Cooper Tire & Rubber               54,900             625

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Corinthian Colleges*                5,400      $       75
   Cosi*                             100,931             821
   CROCS (B)*                         54,200           1,242
   CSK Auto (B)*                      62,900             799
   Ctrip.com International ADR (B)    22,108           1,063
   Dick's Sporting Goods*             29,836           1,160
   Directed Electronics*               6,800              94
   Dollar Tree Stores (B)*            34,300             907
   Dover Downs Gaming &
     Entertainment                     3,800              96
   Eddie Bauer Holdings*             141,200           2,118
   Entercom Communications            33,504             893
   Finish Line, Cl A                  44,600             571
   Focus Media Holding ADR*           25,421           1,606
   Foot Locker                        91,281           2,206
   FTD Group*                          4,300              56
   Furniture Brands
     International (B)                48,500           1,044
   GameStop, Cl A (B)*                31,900           1,370
   Gaylord Entertainment (B)*         45,400           1,989
   Genesco (B)*                       18,300             644
   Getty Images*                       8,500             558
   Golf Galaxy (B)*                   72,700           1,259
   Goodyear Tire & Rubber (B)*       154,800           1,969
   Gray Television                   239,400           1,585
   Group 1 Automotive                 25,800           1,568
   GSI Commerce (B)*                  96,631           1,522
   Gymboree*                          41,000           1,451
   Handleman (B)                      21,700             185
   Harman International Industries    33,300           2,821
   Hibbett Sporting Goods (B)*       101,618           2,628
   HOT Topic (B)*                     33,397             462
   Interface, Cl A*                   52,664             605
   International Speedway, Cl A        5,500             267
   ITT Educational Services (B)*      29,098           1,891
   Jack in the Box (B)*               36,600           1,525
   Jackson Hewitt Tax Service         17,300             566
   Jakks Pacific (B)*                 24,000             468
   Jarden (B)*                        65,450           1,966
   Jo-Ann Stores*                      1,700              28
   John Wiley & Sons, Cl A             8,200             286
   Jones Apparel Group                81,800           2,654
   Jos. A. Bank Clothiers*             6,400             232
   K2*                               107,400           1,185
   KB Home (B)                        18,900             968
   Laureate Education*                26,342           1,244
   Lear (B)                            7,100             168
   Life Time Fitness*                 10,483             480
   Lin TV, Cl A*                     122,000           1,074
   Liz Claiborne                         700              27
   LKQ (B)*                           52,133           1,019
   Lodgenet Entertainment*             8,000             151
   Martha Stewart Living Omnimedia,
     Cl A (B)*                        16,200             275
   Media General, Cl A                18,405             693
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            79

STATEMENT OF NET ASSETS


Small/Mid Cap Equity Fund

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Meritage Homes*                    21,400      $    1,147
   Mestek*                             2,900              42
   Mohawk Industries (B)*              8,900             656
   Morningstar*                       13,000             548
   Nutri/System (B)*                  20,966           1,424
   OfficeMax                          56,900           2,352
   Orient-Express Hotels, Cl A (B)    31,200           1,197
   Palm Harbor Homes (B)*             46,553             899
   Panera Bread, Cl A*                15,700           1,017
   Pantry (B)*                         6,700             387
   Payless Shoesource*                 4,400             117
   Penn National Gaming (B)*          33,300           1,280
   Perry Ellis International*          5,600             135
   Petco Animal Supplies (B)*         37,600             796
   PF Chang's China Bistro*           25,600           1,060
   Phillips-Van Heusen                48,200           1,709
   Playboy Enterprises, Cl B*         17,900             173
   Polo Ralph Lauren                  46,300           2,616
   Pool (B)                           55,465           2,396
   ProQuest*                           8,600             102
   Quiksilver (B)*                   217,700           2,713
   R.H. Donnelley                     38,584           2,115
   Radio One, Cl A*                    3,000              22
   Radio One, Cl D*                   18,900             139
   RCN (B)*                           43,900           1,153
   Reader's Digest Association        27,400             390
   Regis                              85,500           2,965
   Rent-A-Center (B)*                 51,700           1,229
   Royal Caribbean Cruises            13,200             503
   Ryland Group (B)                   12,700             625
   Saks (B)*                          45,900             737
   Sauer-Danfoss                       9,200             229
   Scholastic*                         6,298             166
   Shuffle Master*                     7,300             266
   Sinclair Broadcast Group, Cl A     30,800             262
   Six Flags*                          2,500              21
   Snap-On                            47,100           1,973
   Sonic (B)*                         68,500           1,496
   Sonic Automotive                   33,900             811
   Sotheby's Holdings, Cl A*           2,200              59
   Standard-Pacific (B)               59,660           1,794
   Starwood Hotels & Resorts
      Worldwide (B)                   62,800           3,837
   Stewart Enterprises, Cl A          17,600             100
   Stride Rite                        54,000             680
   Talbots                            41,341             879
   Technical Olympic USA              44,300             800
   Tenneco*                            5,500             131
   Tiffany                            43,900           1,501
   Timberland, Cl A (B)*              36,500           1,008
   Tractor Supply*                    10,300             573
   Trans World Entertainment*         48,100             288
   TRW Automotive Holdings*           21,200             581
   Tupperware Brands                  29,200             601

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Under Armour, Cl A (B)*            71,500      $    2,553
   United Auto Group (B)              16,700             704
   Urban Outfitters (B)*               4,800              89
   VF                                 29,800           1,875
   VistaPrint*                        81,444           2,579
   Warnaco Group*                     51,500             926
   WCI Communities*                    2,200              47
   Weight Watchers International      57,600           2,412
   Wendy's International               4,800             289
   West Marine*                        9,100             131
   Wet Seal, Cl A (B)*                52,500             239
   Whirlpool                          21,994           1,978
   Wynn Resorts (B)*                  21,500           1,531
   Xerium Technologies                 7,300              71
   Yankee Candle                      64,700           1,765
                                                  ----------
                                                     155,519
                                                  ----------
CONSUMER STAPLES -- 2.2%
   Andersons                           2,000             207
   BJ's Wholesale Club (B)*           66,700           1,968
   Bunge                               1,700              96
   Casey's General Stores              4,900             110
   Central Garden & Pet*              10,800             452
   Chattem (B)*                       16,200             568
   Chiquita Brands International (B)  42,900             614
   Corn Products International        10,300             275
   Del Monte Foods                    96,500           1,142
   Delta & Pine Land                   4,200             119
   Energizer Holdings (B)*            34,100           1,782
   Gold Kist*                         64,300             964
   Hain Celestial Group*              85,000           2,182
   Herbalife*                         23,788             934
   Hormel Foods                       39,117           1,405
   Imperial Sugar*                       700              16
   Lance                              42,200           1,005
   Loews - Carolina Group             36,220           1,682
   Longs Drug Stores                   8,300             382
   Molson Coors Brewing, Cl B          9,500             615
   Nash Finch (B)                     22,600             525
   NBTY*                              65,400           1,715
   Parlux Fragrances (B)*              4,800             132
   PepsiAmericas                      72,700           1,623
   Pilgrim's Pride (B)                59,866           1,618
   Premium Standard Farms             77,400           1,286
   Smart & Final*                      3,700              63
   Spectrum Brands*                   15,700             243
   Supervalu                          72,900           2,126
   Tyson Foods, Cl A                  39,400             631
   Wild Oats Markets*                    100               2
                                                  ----------
                                                      26,482
                                                  ----------


--------------------------------------------------------------------------------
80            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
ENERGY -- 6.5%
   Alon USA Energy                    32,000      $    1,085
   Arch Coal                          11,961             578
   Arlington Tankers                  52,200           1,126
   Basic Energy Services*             41,600           1,367
   Bronco Drilling (B)*               60,400           1,262
   Cabot Oil & Gas                    34,450           1,511
   Callon Petroleum*                  40,700             727
   Cameron International (B)*         89,908           4,217
   Clayton Williams Energy*           11,500             458
   Complete Production Services*      30,300             726
   Comstock Resources (B)*            65,100           1,845
   Consol Energy                       4,400             388
   Delek US Holdings (B)*             34,500             511
   Denbury Resources*                 30,306             958
   Encore Acquisition (B)*            52,100           1,384
   Energy Partners (B)*               67,700           1,435
   ENSCO International                29,093           1,454
   EXCO Resources*                   171,950           2,063
   FMC Technologies (B)*              20,600           1,375
   Forest Oil*                         7,700             251
   Foundation Coal Holdings           36,850           1,670
   Frontier Oil (B)                   27,832           1,559
   Giant Industries*                  13,290             840
   Global Industries*                 52,800           1,025
   Goodrich Petroleum*                31,977             783
   Grant Prideco*                     40,200           1,931
   Harvest Natural Resources*         33,800             467
   Helix Energy Solutions
     Group (B)*                      136,513           4,841
   Hercules Offshore*                 63,526           2,323
   Hess                                1,300             195
   Holly                              12,604           1,052
   Houston Exploration (B)*           26,600           1,418
   Infinity Bio-Energy*              258,407           1,421
   KCS Energy*                         1,700              48
   Kerr-McGee                            600              64
   KFX (B)*                           67,100             946
   Maritrans                          41,200           1,063
   Massey Energy (B)                  61,588           2,298
   Na Oil Sands (G) (I)*             160,000           1,744
   NATCO Group, Cl A*                  3,500             108
   Newfield Exploration*               2,700             115
   NS Group*                          16,400             819
   Oil States International*          25,256             877
   Parker Drilling*                   18,350             135
   Patterson-UTI Energy               31,000             927
   Pioneer Natural Resources          44,700           1,824
   Plains Exploration &
     Production (B)*                   9,800             350
   Range Resources                    77,930           2,018
   Remington Oil & Gas*                8,700             368
   Rentech (B)*                      393,300           1,774
   Rowan                               7,700             307
   SEACOR Holdings (B)*               20,700           1,687

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Smith International (B)            30,911      $    1,266
   Southwestern Energy*               18,600             601
   Stone Energy (B)*                  18,400             917
   Sunoco                             28,200           1,934
   Superior Energy Services*          28,650             943
   Swift Energy*                      34,800           1,398
   Syntroleum (B)*                   145,000             944
   Tesoro                             27,600           1,880
   Ultra Petroleum*                    8,500             489
   Unit*                              22,400           1,342
   USEC                               21,500             259
   Vaalco Energy*                     88,200             623
   Veritas DGC (B)*                   48,300           2,281
   W&T Offshore (B)                   17,300             664
   W-H Energy Services*                9,100             513
   Western Refining*                  69,200           1,239
                                                  ----------
                                                      79,011
                                                  ----------
FINANCIALS -- 22.1%
   A.G. Edwards                       35,300           1,892
   Acadia Realty Trust+               47,500           1,016
   Accredited Home Lenders
     Holding (B)*                     27,800           1,444
   ACE Cash Express*                  51,000           1,357
   Advance America Cash Advance
     Centers                           7,000             106
   Advanta, Cl B                      35,600           1,303
   Affiliated Managers Group (B)*     99,586           8,983
   AllianceBernstein Holding          21,900           1,430
   AmCOMP*                           134,300           1,397
   American Financial Group           56,800           2,395
   American Home Mortgage
     Investment+ (B)                 120,493           4,021
   American Physicians Capital*       10,200             471
   AmeriCredit (B)*                   62,200           1,806
   AmerUs Group (B)                   16,000             930
   Amvescap ADR                       81,700           1,597
   Anchor Bancorp Wisconsin            7,500             219
   Annaly Mortgage Management+       144,608           1,880
   Anthracite Capital+                70,500             794
   Anworth Mortgage Asset+            50,200             397
   Apartment Investment &
     Management, Cl A                 37,400           1,618
   Arch Capital Group*                23,862           1,370
   Archstone-Smith Trust+             57,900           2,799
   Ashford Hospitality Trust+         16,354             195
   Aspen Insurance Holdings (B)       67,900           1,471
   Asset Acceptance Capital*           2,900              50
   Associated Banc-Corp               22,900             757
   Assurant                           40,800           1,994
   Assured Guaranty                   55,044           1,371
   Asta Funding (B)                   14,500             530
   Astoria Financial (B)              30,300             917
   AvalonBay Communities+ (B)         34,400           3,657

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            81

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   BancFirst                           1,600      $       72
   Bank of Hawaii                     30,000           1,522
   Bank of the Ozarks (B)              2,600              84
   BlackRock, Cl A                    10,400           1,394
   Boston Private Financial
     Holdings (B)                     39,700           1,191
   Boston Properties+                 18,700           1,583
   Brandywine Realty Trust+           64,800           1,880
   Calamos Asset Management, Cl A     40,400           1,284
   Camden Property Trust+             61,350           4,380
   Capital of the West                 7,391             245
   Capital Trust, Cl A+                3,500             119
   CapitalSource+ (B)                 94,378           2,213
   Cascade Bancorp                     1,300              37
   Cash America International          8,600             265
   CBL & Associates Properties+       18,200             681
   CBOT Holdings, Cl A (B)*            2,300             240
   Cedar Shopping Centers+            13,700             199
   Center Financial                    5,500             128
   Central Pacific Financial (B)      59,918           2,155
   Chemical Financial                 29,400             859
   Chicago Mercantile Exchange
     Holdings                          1,100             485
   City Bank                          11,184             514
   City National                      42,300           3,076
   Cohen & Steers                     16,300             401
   Colonial BancGroup                105,900           2,823
   Colonial Properties Trust+ (B)     27,000           1,207
   Columbia Banking System             8,300             279
   Commerce Bancshares                22,900           1,184
   Commercial Capital Bancorp         46,400             728
   Community Bank System              30,000             582
   Compass Bancshares (B)             34,700           1,931
   CompuCredit (B)*                   47,049           1,800
   Conseco*                           55,910           1,347
   Corporate Office Properties
     Trust+                          122,051           4,821
   Corus Bankshares (B)               61,800           1,746
   Crescent Real Estate Equities+     33,600             594
   Cullen/Frost Bankers               23,600           1,338
   Delta Financial                    14,800             139
   DiamondRock Hospitality+           82,200           1,247
   Dime Community Bancshares         119,947           1,696
   Doral Financial                   150,934           1,138
   Downey Financial                   39,650           2,700
   E*Trade Financial (B)*            185,400           4,500
   East West Bancorp                  50,400           2,013
   Eaton Vance (B)                   108,900           2,888
   Education Realty Trust+            28,700             405
   EMC Insurance Group                14,200             453
   Encore Capital Group*               3,400              31
   Endurance Specialty Holdings       54,100           1,653
   Entertainment Properties
     Trust+ (B)                        2,500             103
   Equity Inns+ (B)                  118,873           1,837
   Equity Office Properties Trust+    43,700           1,471

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Equity Residential+                63,800      $    2,814
   Essex Property Trust+ (B)           8,400             895
   Extra Space Storage+               91,700           1,393
   Ezcorp, Cl A*                      11,300             365
   Federal Realty Investment
     Trust+ (B)                       30,500           2,086
   Federated Investors, Cl B          24,100             774
   FelCor Lodging Trust+ (B)          47,700             993
   Financial Federal                  18,800             526
   First Cash Financial Services*      3,200              69
   First Community Bancorp             2,100             122
   First Horizon National             60,550           2,420
   First Indiana                       1,250              33
   First Industrial Realty
     Trust+ (B)                        6,600             244
   First Midwest Bancorp              24,100             847
   First Niagara Financial Group      65,100             917
   First Regional Bancorp*             1,000              85
   First Republic Bank                33,600           1,412
   FirstFed Financial (B)*            59,500           3,441
   Forest City Enterprises, Cl A      37,600           1,688
   Fremont General (B)                31,200             631
   Friedman Billings Ramsey Group,
     Cl A+ (B)                        61,700             648
   Global Signal+                     20,899             957
   Greenhill (B)                      18,900           1,123
   Grubb & Ellis Realty Advisors*    181,000           1,222
   Hanmi Financial                     8,200             157
   Hanover Insurance Group            91,550           4,335
   Harbor Florida Bancshares             600              22
   HCC Insurance Holdings (B)         44,250           1,358
   Heritage Property Investment
     Trust+                            3,000             105
   Hersha Hospitality Trust+         128,300           1,198
   Highbury Financial*                28,400             165
   Highbury Financial Units*          63,600             512
   Highwoods Properties+ (B)          39,400           1,221
   Horace Mann Educators              70,000           1,173
   Hospitality Properties
     Trust+ (B)                       27,400           1,155
   Host Hotels & Resorts+ (B)        178,446           3,581
   HRPT Properties Trust+ (B)        169,700           1,894
   Huntington Bancshares              42,400             997
   IMPAC Mortgage Holdings+ (B)       17,400             185
   IndyMac Bancorp                    57,958           2,660
   Innkeepers USA Trust+              22,100             343
   IntercontinentalExchange (B)*      19,400           1,081
   Intervest Bancshares*               3,200             129
   Irwin Financial                    33,700             694
   Jefferies Group                    33,400             977
   Kansas City Life Insurance         17,000             778
   KNBT Bancorp                       53,200             867
   LandAmerica Financial Group        24,700           1,653
   LaSalle Hotel Properties+          29,200           1,213
   Legg Mason                          1,100             106
   Longview Fibre+                     6,300             161
   LTC Properties+                     5,500             121
   Macerich+                          30,500           2,102
--------------------------------------------------------------------------------
82            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Mack-Cali Realty+ (B)              60,300      $    2,586
   MAF Bancorp                         2,500             108
   Marsh & McLennan                   36,214           1,015
   Medical Properties Trust*          55,500             672
   Medical Properties Trust+          87,801           1,063
   MFA Mortgage Investments+ (B)     145,900             989
   MGIC Investment                    19,200           1,265
   Mid-State Bancshares                6,000             159
   Nara Bancorp                        8,100             157
   Nasdaq Stock Market (B)*           50,500           1,537
   National Financial Partners        49,800           2,234
   National Retail Properties          8,600             166
   Nationwide Financial Services,
     Cl A (B)                         62,700           2,715
   Navigators Group*                   5,700             235
   New York Community Bancorp        181,450           3,023
   Nuveen Investments, Cl A           64,200           2,883
   Ohio Casualty                         300               9
   Old National Bancorp               35,400             679
   Old Second Bancorp                  1,400              42
   Omega Healthcare Investors+        30,600             377
   Pacific Capital Bancorp             2,800              96
   PFF Bancorp                        44,900           1,527
   Philadelphia Consolidated
     Holding (B)*                     19,300             640
   Phoenix*                              300               4
   Piper Jaffray (B)*                 48,500           3,070
   Placer Sierra Bancshares            9,045             217
   Platinum Underwriters Holdings     81,410           2,193
   Portfolio Recovery
     Associates (B)*                  16,100             793
   Post Properties+ (B)               48,400           2,072
   Preferred Bank                      1,100              58
   PremierWest Bancorp (B)             2,520              36
   Presidential Life                  20,700             518
   Prologis+                          84,100           4,159
   Prosperity Bancshares               1,600              52
   PS Business Parks+                  5,600             298
   Radian Group                       34,500           2,109
   RAIT Investment Trust+             35,900             905
   Reckson Associates Realty+         64,400           2,476
   Regency Centers+                    3,000             185
   Reinsurance Group of America       15,500             735
   Saxon Capital+                    116,527           1,299
   Security Bank                       1,100              24
   Selective Insurance Group           2,100             114
   Shurgard Storage Centers, Cl A+    26,800           1,556
   Sierra Bancorp                        800              21
   Simon Property Group+              35,400           2,819
   SL Green Realty+ (B)               22,200           2,202
   South Financial Group              87,242           2,421
   St. Joe                            22,000           1,034
   Stancorp Financial Group           22,500           1,098
   Sterling Bancorp                    2,300              42
   Sterling Financial--WA             61,850           1,858
   Stewart Information Services       13,600             517

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Strategic Hotels & Resorts+       169,300      $    3,474
   Suffolk Bancorp                     1,500              46
   Sunstone Hotel Investors+          30,700             850
   SVB Financial Group (B)*           69,600           3,356
   SY Bancorp                            210               5
   T Rowe Price Group                  1,800             142
   TAC Acquisition*                  192,600           1,300
   TAL International Group*           61,300           1,423
   Taubman Centers+ (B)               27,800           1,081
   TCF Financial                      79,300           2,117
   TD Ameritrade Holding               3,700              63
   TD Banknorth                       42,700           1,223
   Thornburg Mortgage+                64,373           1,757
   TierOne                             6,000             197
   Trammell Crow*                      4,700             163
   Transatlantic Holdings              1,900             109
   Trico Bancshares                    6,700             182
   Trizec Properties+ (B)             91,400           2,156
   Trustmark                          54,300           1,630
   Trustreet Properties+              28,000             363
   UCBH Holdings                      32,900             582
   Umpqua Holdings (B)                89,800           2,365
   Union Bankshares                      900              36
   United Bankshares                  38,400           1,354
   United PanAm Financial*             1,100              31
   Unitrin                            37,200           1,667
   UnumProvident (B)                  83,700           1,503
   Vineyard National Bancorp           1,300              33
   Waddell & Reed Financial,
     Cl A (B)                         21,500             479
   Westamerica Bancorporation         18,500             898
   Wilmington Trust                    1,000              43
   Wilshire Bancorp                    6,200             110
   Windrose Medical Properties
     Trust                             6,800              95
   Wintrust Financial (B)             38,300           1,966
   World Acceptance*                  14,700             473
   Zenith National Insurance (B)      60,935           2,437
   Zions Bancorporation                  133              11
                                                  ----------
                                                     269,258
                                                  ----------
HEALTH CARE -- 10.9%
   Abaxis*                            15,300             261
   Affymetrix (B)*                    49,293           1,356
   Air Methods*                       18,600             418
   Albany Molecular Research*         14,500             149
   Alkermes (B)*                      17,400             345
   Alpharma, Cl A                     97,400           2,281
   Amsurg*                            66,250           1,596
   Anadys Pharmaceuticals*           108,600           1,115
   Analogic                            1,700              97
   Applera - Applied Biosystems
     Group                            20,700             613
   Applera - Celera Genomics
     Group (B)*                      150,200           1,682
   Apria Healthcare Group (B)*        15,900             305
   Arena Pharmaceuticals (B)*         59,500             812

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            83

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Ariad Pharmaceuticals (B)*        178,600      $      916
   Arqule*                             2,100              11
   Array Biopharma*                  105,700             778
   Barr Pharmaceuticals*              39,400           2,076
   Bausch & Lomb (B)                  18,700             919
   Beckman Coulter                    19,900           1,100
   Bio-Reference Labs*                 5,900             110
   Biosite (B)*                       39,500           1,777
   C.R. Bard                           2,400             178
   Candela*                            5,600              96
   Caraco Pharmaceutical
     Laboratories*                     2,400              26
   Cephalon (B)*                      89,718           5,358
   Cerner (B)*                        32,100           1,219
   Chemed                              9,000             485
   China Medical Technologies
     ADR (B)*                         22,646             580
   Cigna                               2,000             185
   Coley Pharmaceutical Group (B)*    27,282             362
   Community Health Systems*         101,958           3,844
   Covance*                            9,744             576
   Cubist Pharmaceuticals (B)*        86,900           2,057
   Cutera*                            15,100             249
   CV Therapeutics (B)*              317,931           5,297
   Cyberonics (B)*                    14,623             365
   Dade Behring Holdings              64,400           2,399
   DaVita*                            24,400           1,292
   Dendreon (B)*                     192,700             848
   Dentsply International (B)         29,500           1,764
   Depomed (B)*                      114,600             657
   Diagnostic Products                 3,200             185
   Digene*                             7,700             288
   Discovery Laboratories (B)*       211,001             471
   DJO*                               22,900             878
   Dov Pharmaceutical (B)*           163,087             504
   Edwards Lifesciences*               7,800             346
   Emdeon (B)*                        64,100             744
   Encysive Pharmaceuticals (B)*     194,300             845
   Endo Pharmaceuticals
     Holdings (B)*                   138,947           4,077
   Enzon Pharmaceuticals (B)*          8,000              60
   eResearch Technology (B)*         122,200           1,114
   Exelixis (B)*                     122,800           1,332
   Express Scripts (B)*               18,900           1,385
   First Horizon
     Pharmaceutical (B)*             107,800           2,276
   Fisher Scientific
     International (B)*               43,300           3,215
   Gen-Probe*                          5,305             286
   Genesis HealthCare (B)*            32,200           1,516
   Greatbatch (B)*                    17,700             402
   Health Net*                           738              32
   HealthSpring*                      59,000             988
   HealthTronics*                     11,400              84
   Henry Schein (B)*                  29,500           1,360
   Hillenbrand Industries              1,800              91
   Hologic*                           30,200           1,193
   Human Genome Sciences (B)*        197,290           2,162
   Idexx Laboratories*                 3,048             233

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   ImClone Systems*                    9,789      $      392
   Immucor (B)*                       81,175           1,477
   IMS Health                          5,800             156
   Incyte (B)*                       160,500             669
   Intermagnetics General*             2,200              51
   Invitrogen (B)*                    50,100           3,193
   Kendle International*               1,700              55
   Kindred Healthcare (B)*            37,200             943
   Kinetic Concepts*                  80,300           3,124
   King Pharmaceuticals (B)*         171,200           3,044
   Kos Pharmaceuticals*                9,300             399
   Lifecell (B)*                       3,300              89
   Magellan Health Services*          23,600             955
   Manor Care                         64,950           3,016
   Matria Healthcare*                  4,100             118
   Medarex (B)*                      296,300           3,040
   Medcath (B)*                       15,800             246
   Medicis Pharmaceutical, Cl A        9,259             276
   Meridian Bioscience                 6,300             150
   Metabasis Therapeutics*            13,939             110
   MGI Pharma (B)*                   110,800           1,996
   Micrus Endovascular*               95,900           1,366
   Millipore*                          5,300             368
   Molecular Devices*                 11,000             316
   Nastech Pharmaceutical (B)*       145,600           2,037
   Natus Medical*                     11,600             145
   Nektar Therapeutics (B)*           23,721             474
   Neurocrine Biosciences (B)*        27,282             538
   Neurometrix (B)*                   12,206             356
   NUCRYST Pharmaceuticals*           24,594             357
   NuVasive (B)*                      22,170             364
   NxStage Medical (B)*               40,722             428
   Odyssey HealthCare (B)*            16,500             269
   Omnicare                           12,600             584
   Pain Therapeutics (B)*             43,300             368
   Panacos Pharmaceuticals*           36,900             232
   Par Pharmaceutical*                 5,200             119
   PDL BioPharma*                    129,896           2,630
   Pediatrix Medical Group*            3,300             152
   Per-Se Technologies (B)*           35,200             877
   PerkinElmer                        12,300             257
   Pharmaceutical Product
     Development                       7,800             283
   Phase Forward*                     77,345             985
   PolyMedica                         45,300           1,739
   PRA International*                  2,200              55
   Quidel*                             9,600              91
   Radiation Therapy Services*        36,054             875
   Resmed*                             6,175             281
   Respironics*                        5,600             191
   Rigel Pharmaceuticals (B)*        101,700           1,000
   Rita Medical Systems*              85,533             313
   Rotech Healthcare (B)*             84,700             360
   Serologicals*                      30,700             957
   Sierra Health Services*            31,700           1,306
--------------------------------------------------------------------------------
84            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Spectranetics*                     29,224      $      379
   Stratagene*                         3,300              22
   SurModics (B)*                     19,400             755
   Symbion*                           62,000           1,360
   Techne (B)*                        21,426           1,172
   Telik*                            198,300           3,169
   Thermo Electron*                   40,900           1,503
   Triad Hospitals*                   32,900           1,325
   Trimeris (B)*                      20,700             223
   Trizetto Group*                    13,900             198
   United Therapeutics (B)*           42,200           2,032
   Universal Health Services, Cl B    37,500           1,903
   Valeant Pharmaceuticals
     International                    61,192           1,052
   Vertex Pharmaceuticals*            12,432             429
   Viropharma (B)*                    30,700             299
   Vital Signs                         5,800             290
   Watson Pharmaceuticals*             1,600              41
   West Pharmaceutical Services        2,700              92
                                                  ----------
                                                     133,037
                                                  ----------
INDUSTRIALS -- 13.6%
   51 Job ADR (B)*                    36,220             991
   ABX Air*                           25,300             171
   Accuride*                          12,900             148
   Actuant, Cl A                      25,900           1,529
   Acuity Brands                      19,000             758
   Advisory Board*                    24,191           1,251
   AGCO (B)*                         156,350           3,824
   Alaska Air Group*                  43,300           1,677
   Albany International, Cl A (B)     52,300           2,090
   Alliant Techsystems*               20,277           1,583
   Allied Waste Industries (B)*      165,900           1,979
   Amerco*                             7,700             681
   American Commercial Lines (B)*     26,900           1,477
   American Reprographics*            48,197           1,671
   American Science & Engineering (B)* 3,200             184
   Ametek                             39,714           1,812
   AMR*                               14,800             365
   AO Smith                           63,500           2,791
   Aries Maritime Transport (B)       91,400           1,032
   Arkansas Best (B)                  18,500             762
   Armor Holdings (B)*                22,000           1,257
   ASV*                                2,500              51
   Aviall*                            56,230           2,651
   Banta                              22,483           1,112
   BE Aerospace*                      44,100             978
   Beacon Roofing Supply (B)*         38,908           1,467
   Brink's                            73,000           4,011
   Builders FirstSource*              19,300             401
   C&D Technologies                   24,200             160
   Cenveo*                            14,200             269
   CH Robinson Worldwide              26,166           1,152
   Clean Harbors (B)*                  2,000              73

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Columbus McKinnon*                 22,100      $      581
   Comfort Systems USA                26,700             347
   Con-way                            29,062           1,717
   Consolidated Graphics*              6,600             336
   Continental Airlines, Cl B (B)*    36,100             895
   Copart*                            44,100           1,210
   Corporate Executive Board           3,100             315
   CoStar Group (B)*                  24,124           1,287
   Crane                              12,700             510
   Cubic                               2,000              38
   Cummins (B)                        34,600           3,813
   Deere                               3,800             325
   Deluxe                             12,400             267
   Dollar Thrifty Automotive
     Group*                           18,614             847
   Duratek*                            1,400              31
   Dynamic Materials (B)              58,500           1,630
   DynCorp International,
     Cl A (B)*                        45,100             528
   EMCOR Group*                       16,872             811
   Energy Conversion Devices*          3,400             135
   EnPro Industries*                  24,700             859
   Equifax                            28,000           1,010
   Esterline Technologies*             2,000              82
   Expeditors International
     Washington                        9,800             965
   ExpressJet Holdings*               88,800             521
   Fluor                               1,400             123
   Freightcar America                 34,600           2,088
   Gardner Denver*                    21,193           1,599
   GATX                                2,600             113
   General Cable*                     50,108           1,617
   General Electric                    9,000             308
   Genesee & Wyoming, Cl A*           50,083           1,505
   Genlyte Group (B)*                 17,268           1,205
   Geo Group*                          6,000             224
   Global Cash Access*                95,800           1,486
   Goodman Global (B)*               111,680           1,893
   Goodrich                           66,400           2,831
   GrafTech International (B)*       244,100           1,506
   Granite Construction               12,100             500
   Griffon (B)*                       24,600             668
   Grupo Aeroportuario del Sureste
     ADR                              36,200           1,237
   H&E Equipment Services (B)*        34,500           1,026
   Herley Industries*                 25,300             479
   Herman Miller                      80,400           2,349
   Hexcel (B)*                        90,244           1,857
   Honeywell International             5,200             214
   Hudson Highland Group*              7,100              85
   Huron Consulting Group             17,600             539
   Huttig Building Products*           9,300              60
   IDEX                               27,100           1,310
   IKON Office Solutions              27,800             359
   Insteel Industries                  8,000             345
   Jacobs Engineering Group*           4,900             382
   JB Hunt Transport Services (B)     83,800           2,051
   John H. Harland                    45,300           1,940
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            85

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Joy Global                         72,300      $    3,885
   Kaman                               4,400              82
   Kenexa*                            34,876           1,057
   Kennametal (B)                     61,921           3,703
   Kforce*                             6,500              99
   Kirby*                              2,700             203
   Knoll                              70,200           1,299
   Ladish*                             6,400             252
   Laidlaw International*             50,700           1,278
   Lamson & Sessions (B)*             39,500             963
   Lennox International (B)           69,300           1,972
   Lincoln Electric Holdings           4,800             264
   Manitowoc                           1,200              55
   Manpower                           15,331           1,009
   McGrath Rentcorp (B)                9,100             242
   Mine Safety Appliances              2,500             103
   Monster Worldwide*                 19,200             938
   MSC Industrial Direct, Cl A (B)    43,300           2,002
   Mueller Industries                 39,900           1,303
   NACCO Industries, Cl A              1,400             200
   Navistar International*            20,700             550
   NCI Building Systems (B)*          25,300           1,534
   Orbital Sciences*                   4,200              63
   Oshkosh Truck                      34,441           1,820
   RailAmerica*                        7,500              84
   Regal-Beloit (B)                   30,400           1,457
   Republic Services                  47,800           1,950
   Resources Connection (B)*          93,486           2,384
   Ryder System                       73,200           3,955
   Sequa, Cl A*                          300              24
   Shaw Group*                         6,800             181
   Simpson Manufacturing (B)          43,100           1,495
   Sitel*                             17,800              84
   Skywest                             5,400             125
   Sourcecorp*                         6,000             149
   SPX (B)                            43,961           2,313
   Standard Parking*                   2,000              56
   Standard Register                  12,700             165
   Stericycle*                         9,195             613
   Sun Hydraulics                      5,600             110
   Superior Essex*                    10,700             363
   Sypris Solutions                   15,000             128
   Teleflex                           16,900           1,037
   Terex*                             19,600           1,793
   Thomas & Betts*                    65,500           3,766
   Timken                             31,700             996
   Titan International                   100               2
   UAL*                                5,300             156
   United Industrial                   7,900             388
   United Rentals (B)*               148,636           4,843
   United Stationers*                 25,400           1,179
   United Technologies                 7,100             444
   Universal Forest Products          16,000           1,052
   URS*                               48,492           2,056

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   USG (B)*                           11,800      $    1,087
   UTI Worldwide                      59,900           1,631
   Volt Information Sciences*          1,200              36
   Wabtec                             34,384           1,202
   Walter Industries (B)              56,100           3,263
   Washington Group
     International (B)                39,200           2,113
   Waste Connections*                  7,200             277
   WESCO International*               38,700           2,544
   West*                              10,800             524
   Williams Scotsman International*   77,600           2,018
   Woodward Governor                  52,900           1,675
                                                  ----------
                                                     165,911
                                                  ----------
INFORMATION TECHNOLOGY -- 19.0%
   24/7 Real Media*                  290,100           2,422
   Activision (B)*                   257,628           3,367
   Adaptec*                          308,400           1,379
   ADC Telecommunications (B)*        51,200             918
   ADE*                                1,100              35
   Adtran                              9,500             240
   Advanced Energy Industries*        40,000             564
   Advanced Micro Devices*            21,700             670
   Advent Software*                   16,800             551
   Agere Systems*                      3,300              49
   Agile Software*                    97,102             640
   Agilent Technologies*               2,400              84
   Agilysys                           10,400             172
   Akamai Technologies (B)*          115,726           3,621
   Alliance Data Systems*              5,200             276
   Altera (B)*                       307,700           6,019
   Altiris*                            2,100              37
   Amdocs*                            98,100           3,676
   Amkor Technology (B)*              23,900             227
   Amphenol, Cl A                     51,700           2,872
   Anadigics*                        125,107           1,068
   Anixter International               1,800              88
   aQuantive (B)*                    128,973           3,197
   Arrow Electronics*                 54,700           1,778
   Art Technology Group*             384,524           1,188
   Asyst Technologies*               173,000           1,190
   ATMI*                              57,521           1,507
   Avaya (B)*                        393,200           4,644
   Avid Technology (B)*               32,792           1,292
   Avnet*                            127,657           2,819
   Avocent*                              800              18
   BEA Systems*                        6,800              92
   Bel Fuse, Cl B                      1,500              47
   Benchmark Electronics*             77,241           1,870
   BISYS Group*                      125,300           1,848
   Black Box                          24,000           1,240
   Blackbaud                          65,048           1,250
   BMC Software (B)*                  70,600           1,423
   Brightpoint*                      123,865           2,648
--------------------------------------------------------------------------------
86            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Broadcom, Cl A*                     9,000      $      304
   Brocade Communications Systems*     5,400              33
   Brooks Automation (B)*            182,000           2,199
   CA                                  1,900              41
   CACI International, Cl A*          10,800             658
   Cadence Design Systems (B)*        10,000             180
   Ceridian*                          20,800             506
   CheckFree (B)*                     43,100           2,152
   Checkpoint Systems*                24,700             558
   Cirrus Logic*                      57,000             466
   Citrix Systems*                    20,800             782
   CMGI*                             173,800             229
   CNET Networks (B)*                249,437           2,185
   Cogent (B)*                       195,900           3,040
   Cohu                                3,100              54
   CommScope (B)*                     95,330           2,786
   Concur Technologies*               84,065           1,267
   Convergys (B)*                     95,400           1,778
   Covansys*                           5,600              77
   Credence Systems (B)*             257,700           1,175
   Cree (B)*                          61,700           1,583
   CSG Systems International*         80,700           1,879
   CTS                                13,400             182
   Cymer (B)*                         61,738           2,864
   Cypress Semiconductor*             65,523             995
   Dot Hill Systems*                 129,400             497
   Dycom Industries*                   7,400             159
   Earthlink (B)*                     72,600             605
   EFJ*                               91,300             623
   Electronics for Imaging*           36,500             855
   Emulex (B)*                        17,800             315
   EPIQ Systems*                      18,500             296
   F5 Networks (B)*                   41,950           2,035
   Factset Research Systems            8,700             391
   Fair Isaac                         32,400           1,152
   Fairchild Semiconductor
     International*                   65,167           1,139
   FEI*                               11,400             267
   Filenet*                           48,803           1,271
   Flextronics International*        284,400           3,202
   Flir Systems*                      10,600             271
   Global Payments (B)                31,000           1,444
   Harmonic*                           1,600               7
   Harris                              6,800             277
   Homestore*                        371,013           2,211
   Hutchinson Technology (B)*        141,214           3,280
   Hyperion Solutions (B)*            20,500             589
   Identix (B)*                       78,300             462
   Ikanos Communications*              5,100              81
   Imation                            48,700           1,874
   Informatica (B)*                  132,400           1,862
   infoUSA                            11,600             121
   Ingram Micro, Cl A*                99,956           1,725
   Integrated Silicon Solutions*       6,400              36

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Interdigital Communications*       47,500      $    1,347
   Intergraph*                         2,200              78
   Intermec*                           5,700             131
   Internap Network Services*        774,052             898
   International Rectifier*            2,700             120
   Internet Security Systems (B)*      6,100             125
   Intersil, Cl A (B)                 76,500           2,051
   Intevac*                           52,213           1,119
   Iomega                            222,400             729
   Itron (B)*                         31,300           1,872
   IXYS*                               4,400              44
   Jack Henry & Associates            31,500             591
   Juniper Networks (B)*              61,800             984
   Jupitermedia*                      54,000             805
   Kla-Tencor                            100               4
   Komag (B)*                         62,760           2,606
   Kulicke & Soffa Industries*        16,100             130
   Lam Research (B)*                  41,200           1,845
   Lattice Semiconductor*            268,500           1,619
   Lawson Software*                  209,059           1,411
   Leadis Technology*                 62,400             321
   Lexmark International, Cl A*       20,860           1,194
   Lightbridge*                       11,500             135
   Littelfuse*                         9,600             336
   LoJack*                            16,500             291
   LSI Logic (B)*                    167,900           1,634
   LTX*                                  900               7
   Magma Design Automation (B)*       20,400             143
   Manhattan Associates*              20,100             404
   Marchex, Cl B (B)*                 35,884             613
   Mattson Technology*                11,800             106
   MAXIMUS                            34,600           1,100
   McAfee*                            21,500             508
   MEMC Electronic Materials (B)*     14,300             501
   Mettler Toledo International*      39,972           2,590
   Micrel (B)*                         5,100              57
   Micron Technology*                  6,500             108
   Micros Systems (B)*                23,721             976
   Microsemi (B)*                     66,300           1,590
   MicroStrategy, Cl A*                5,700             538
   MKS Instruments*                   52,422           1,144
   MTS Systems                         4,500             188
   Multi-Fineline Electronix (B)*      7,600             253
   National Semiconductor              1,500              39
   NAVTEQ*                            12,300             514
   NCR*                               34,400           1,344
   Neoware*                           46,067             952
   Net 1 UEPS Technologies*           39,176             998
   Novellus Systems*                 100,516           2,328
   Nuance Communications (B)*        113,200             987
   Nvidia*                             1,700              39
   O2Micro International ADR*        133,600           1,160
   Omnivision Technologies*           15,100             442
   ON Semiconductor (B)*             106,500             643
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            87

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Online Resources*                  97,437      $    1,192
   Openwave Systems (B)*             176,635           2,498
   OSI Systems (B)*                   69,300           1,380
   PAR Technology*                     3,600              52
   Parametric Technology*            109,820           1,465
   Parkervision (B)*                  47,500             485
   Parkervision*                      58,000             592
   Paxar*                             21,300             453
   Perot Systems, Cl A*              237,192           3,330
   Photronics*                        75,686           1,277
   Pixelworks*                       163,000             458
   Planar Systems*                     2,200              29
   Plantronics                         6,700             144
   Plexus*                             6,900             271
   PMC - Sierra (B)*                  96,800             933
   Polycom (B)*                      380,400           8,213
   Portalplayer (B)*                   8,700              87
   Presstek*                           6,900              67
   QLogic*                            10,400             186
   Quality Systems (B)                39,445           1,310
   Quest Software*                     4,300              60
   Rackable Systems (B)*              22,900             868
   RealNetworks*                      70,700             669
   Red Hat (B)*                       22,400             587
   Reynolds & Reynolds, Cl A          73,300           2,053
   RF Micro Devices (B)*             418,600           3,035
   RightNow Technologies (B)*         45,157             737
   Sabre Holdings, Cl A              132,000           2,825
   Salesforce.com*                    33,400             986
   Sanmina-SCI*                       58,300             274
   Satyam Computer Services ADR       50,600           1,628
   Seachange International*           80,500             502
   Silicon Storage Technology*         2,600              10
   Sina (B)*                          24,467             600
   Skyworks Solutions*               224,800           1,272
   Solectron*                        297,100           1,058
   Sonic Solutions (B)*              107,247           1,637
   Spatialight*                       85,000             260
   Spatialight (B)*                  143,400             439
   Stratasys (B)*                     20,634             624
   Sybase (B)*                        49,200           1,002
   Synaptics (B)*                      2,300              54
   Synenco Energy (I)*                16,100             347
   Synopsys (B)*                      99,900           2,041
   Syntel (B)                         47,307           1,088
   Tech Data*                         17,000             617
   Technitrol                         13,200             301
   Tellabs*                          106,900           1,529
   Teradyne (B)*                     234,300           3,648
   Terremark Worldwide (B)*           80,570             506
   Tessera Technologies (B)*          31,516             890
   THQ (B)*                           88,500           2,065
   TIBCO Software (B)*               187,100           1,435
   Trident Microsystems (B)*          42,500             938

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Trimble Navigation (B)*            10,133      $      466
   TTM Technologies*                   1,400              20
   Unica*                            131,800           1,209
   Unisys*                            37,900             249
   United Online (B)                 189,200           2,255
   VeriSign*                          66,800           1,500
   WebEx Communications*              21,772             715
   Western Digital*                  160,300           3,262
   Wind River Systems (B)*           246,300           2,328
   Witness Systems*                   45,600             941
   Wright Express (B)*                53,800           1,584
   Xilinx                              3,500              91
   Zygo*                              15,000             226
                                                  ----------
                                                     230,591
                                                  ----------
MATERIALS -- 5.1%
   Airgas                             52,637           2,015
   AK Steel Holding*                  59,600             802
   Allegheny Technologies             38,900           2,475
   AptarGroup                         19,200           1,010
   Ashland                            21,300           1,331
   Balchem                            63,500           1,314
   Bowater                            15,700             363
   Buckeye Technologies*              74,600             583
   Cabot                              22,000             729
   Carpenter Technology (B)           22,367           2,501
   Century Aluminum*                  13,400             558
   CF Industries Holdings*             8,900             152
   Cleveland-Cliffs (B)               16,900           1,244
   Commercial Metals (B)              50,790           1,250
   Crown Holdings*                    31,900             515
   Cytec Industries                   16,918             974
   Eastman Chemical                   33,100           1,866
   FMC                                30,900           1,995
   Greif, Cl A                        30,300           1,921
   Headwaters (B)*                    13,100             360
   Innospec                            1,600              39
   Louisiana-Pacific                  28,600             694
   Lubrizol                           48,100           1,944
   Martin Marietta Materials          17,015           1,557
   Material Sciences*                  3,500              39
   MeadWestvaco                       25,400             696
   Metal Management                   28,078             881
   Neenah Paper*                      15,900             488
   NewMarket*                         12,300             595
   Olin                               20,700             367
   Olympic Steel*                      1,740              58
   OM Group*                           7,100             225
   Omnova Solutions*                   3,800              23
   Owens-Illinois*                   101,200           1,720
   Packaging of America               27,600             588
   Pactiv*                            53,400           1,317
   PolyOne (B)*                      245,100           2,316

--------------------------------------------------------------------------------
88            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                          Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Pope & Talbot                       7,500      $       47
   Quaker Chemical                     1,700              29
   Quanex (B)                         59,550           2,342
   Reliance Steel & Aluminum          34,900           2,813
   RPM International                  38,400             715
   RTI International Metals*          16,390             984
   Schnitzer Steel Industries, Cl A   50,700           1,817
   Schweitzer-Mauduit International   16,400             416
   Scotts Miracle-Gro, Cl A            4,600             201
   Sensient Technologies               8,800             178
   Silgan Holdings                    30,721           1,149
   Smurfit-Stone Container (B)*      172,900           2,070
   Sonoco Products                    57,700           1,828
   Steel Dynamics                     41,342           2,402
   Symyx Technologies (B)*            58,100           1,551
   Temple-Inland                      15,400             662
   Terra Industries*                   1,300              10
   Texas Industries (B)               49,995           2,448
   United States Steel (B)            18,700           1,241
   Wausau Paper                       13,900             186
   Wellman                            75,500             330
   Wheeling-Pittsburgh (B)*           60,400           1,234
                                                  ----------
                                                      62,158
                                                  ----------
TELECOMMUNICATION SERVICES -- 1.0%
   Broadwing*                          5,800              66
   Centennial Communications*         20,400             119
   CenturyTel                        102,400           3,661
   Commonwealth Telephone
     Enterprises (B)                  33,700           1,114
   Dobson Communications,
     Cl A (B)*                        42,900             369
   Fairpoint Communications          154,000           2,076
   Golden Telecom                      4,700             118
   Level 3 Communications (B)*       184,660             918
   Nextel Partners, Cl A*             20,500             582
   Premiere Global Services*          34,800             261
   Qwest Communications
     International*                  107,300             752
   SBA Communications, Cl A*          43,343             992
   Syniverse Holdings*                18,600             303
   Talk America Holdings*             14,200             111
   Time Warner Telecom, Cl A*          1,100              17
   US Cellular*                        7,200             432
                                                  ----------
                                                      11,891
                                                  ----------
UTILITIES -- 3.2%
   AES*                                6,300             116
   AGL Resources                      48,200           1,763
   Alliant Energy                     53,600           1,844
   Avista                             28,900             643
   Black Hills                        61,900           2,094
   CenterPoint Energy (B)             66,000             791
   Cleco (B)                          44,200             982
   CMS Energy (B)*                    54,800             704

--------------------------------------------------------------------------------
                          Shares/Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Duquesne Light Holdings (B)        41,000      $      665
   El Paso Electric                   15,300             295
   Energen                            92,200           3,124
   Equitable Resources                41,100           1,383
   Idacorp                            34,823           1,163
   ITC Holdings                       40,600           1,052
   Laclede Group (B)                   7,700             259
   National Fuel Gas (B)               5,000             179
   New Jersey Resources               45,073           2,025
   Nicor (B)                          44,400           1,819
   NRG Energy (B)*                    22,100           1,099
   OGE Energy                         27,400             853
   Ormat Technologies                 36,000           1,342
   Pepco Holdings (B)                 32,300             742
   Pinnacle West Capital              58,600           2,308
   PNM Resources                      96,513           2,439
   Puget Energy (B)                   58,600           1,242
   Sempra Energy                      13,400             603
   UGI                                99,831           2,322
   Unisource Energy                    8,400             254
   Vectren                            52,241           1,386
   Westar Energy                      42,300             901
   WGL Holdings                       41,800           1,204
   Wisconsin Energy                   43,550           1,736
                                                  ----------
                                                      39,332
                                                  ----------
TOTAL COMMON STOCK
   (Cost $1,087,839) ($ Thousands)                 1,173,190
                                                  ----------

CORPORATE OBLIGATIONS (C) -- 12.1%
FINANCIALS -- 12.1%
   Allstate Life Global Funding II
     MTN (E) (F)
        5.101%, 06/15/07             $ 2,158           2,158
   American General Finance (E) (F)
        5.111%, 06/15/07               6,803           6,802
   American General Finance MTN,
     Ser F
        5.875%, 07/14/06                 469             478
   Bear Stearns, EXL (E)
        5.091%, 06/15/07               8,351           8,351
   Caterpillar Financial Services
     MTN, Ser F (E)
        5.148%, 07/10/06               2,346           2,346
   Countrywide Financial MTN,
     Ser A (E)
        5.210%, 11/03/06               4,926           4,926
        4.960%, 09/13/06               8,679           8,679
   Dekabank (E) (F)
        5.108%, 05/18/07               8,679           8,678
   Glintnir Bank (E) (F)
        5.180%, 04/06/07               7,037           7,037

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            89

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Irish Life & Permanent MTN,
     Ser X (E) (F)
        5.109%, 06/21/07             $ 6,240      $    6,238
   Islandsbanki (E) (F)
        5.131%, 03/22/07               3,988           3,988
   Jackson National Life
     Funding (E) (F)
        5.080%, 05/02/07              10,321          10,321
   Kaupthing Bank MTN (E) (F)
        5.141%, 03/20/07              11,729          11,729
   Landsbanki Islands (E) (F)
        5.161%, 03/16/07               8,914           8,914
   Morgan Stanley EXL (E)
        5.190%, 07/03/07               1,642           1,642
   Morgan Stanley EXL, Ser S (E)
        5.150%, 07/03/07               2,346           2,346
   Natexis Banques (E) (F)
        5.060%, 06/15/07               4,574           4,573
   Nationwide Building Society
     (E) (F)
        5.160%, 04/05/07               4,692           4,692
        5.020%, 04/27/07               2,580           2,581
   Nordbank (E) (F)
        5.080%, 06/22/07               7,976           7,974
   Northern Rock (E) (F)
        5.170%, 05/03/07               4,832           4,832
   Pacific Life Global Funding
     (E) (F)
        5.101%, 06/13/07               3,519           3,519
   Premium Asset Trust,
     Ser 2004-06 (E) (F)
        5.190%, 06/30/06               4,457           4,460
   Premium Asset Trust,
     Ser 2004-10 (E) (F)
        5.120%, 05/14/07               6,568           6,568
   SLM EXL, Ser S (E) (F)
        5.081%, 06/15/07               5,161           5,161
   Sigma Finance MTN (F)
        4.745%, 11/09/06               2,533           2,533
   Skandinav Enskilda Bank (E) (F)
        5.077%, 05/18/07               5,161           5,160
                                                  ----------
Total Corporate Obligations
   (Cost $146,686) ($ Thousands)                     146,686
                                                  ----------

COMMERCIAL PAPER (C) (D) -- 6.6%
   Brahms Funding
        5.051%, 06/01/06               4,692           4,672
   Broadhollow Funding
        5.081%, 06/09/06               1,173           1,168
        5.079%, 06/26/06               2,815           2,805
        5.073%, 06/19/06               3,988           3,970
        5.062%, 06/05/06               2,346           2,336


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Buckingham CDO
        5.092%, 06/23/06             $ 2,346      $    2,335
        5.087%, 06/08/06               4,692           4,676
   Elysian Funding LLC
        5.170%, 07/10/06               4,692           4,651
        5.134%, 06/30/06               2,346           2,326
        5.123%, 06/05/06               2,346           2,335
   Hardwood Street Funding II
        5.074%, 06/13/06                 412             410
   KKR Pacific Funding Trust
        5.082%, 06/22/06               4,692           4,671
        5.082%, 06/23/06               2,346           2,335
        5.081%, 06/07/06               4,692           4,672
   Main Street Warehouse Funding
        5.090%, 06/16/06               2,815           2,804
        5.079%, 06/05/06               2,346           2,337
        5.078%, 06/02/06                 422             422
   Ocala Funding LLC
        5.112%, 06/30/06                 704             701
        5.092%, 06/09/06               7,423           7,391
   Park Granada LLC
        5.045%, 06/29/06               2,346           2,325
   Rams Funding
        5.094%, 06/14/06               5,467           5,441
        5.091%, 06/21/06               4,692           4,672
   Rhineland Funding Capital
        5.026%, 06/26/06               4,692           4,640
   Thornburg Mortgage Capital Resource
        5.092%, 06/19/06               3,284           3,270
        5.092%, 06/23/06               1,520           1,514
   Transamerica Securities
        5.100%, 06/28/06               1,890           1,878
                                                  ----------
Total Commercial Paper
   (Cost $80,757) ($ Thousands)                       80,757
                                                  ----------

ASSET-BACKED SECURITIES (C) (E) (F) -- 2.1%
MORTGAGE RELATED SECURITIES -- 2.1%
   Cheyne High Grade, Ser 2004-1A,
      Cl AM1
        5.180%, 11/10/06               2,346           2,346
   Commodore, Ser 2003-2A,
      Cl A1MM
        4.970%, 12/12/38               2,158           2,158
   Duke Funding, Ser 2004-6B,
      Cl A1S1
        5.093%, 04/08/39               3,518           3,518
   Newcastle CDO Limited,
      Ser 2005-6A, Cl IM1
        5.142%, 04/24/07                 938             938
   Park Place Securities NIM Trust,
      Ser 2004-MM1, Cl AM6
        5.111%, 02/25/35               2,867           2,867

--------------------------------------------------------------------------------
90            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description             ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
   RMAC, Ser 2004-NS3A, Cl A1
        5.080%, 03/12/25              $  840      $      840
   Saturn Ventures II
        5.129%, 08/07/06               4,378           4,378
   TIAA Real Estate CDO,
      Ser 2003 1A, Cl A1MM
        5.030%, 12/28/18               3,029           3,029
   Whitehawk CDO Funding,
      Ser 2004-1A, Cl AMMD
        4.930%, 06/15/06               1,173           1,173
   Whitehawk CDO Funding,
      Ser 2004-1A, Cl AMME
        4.930%, 09/15/06                 704             704
   Witherspoon CDO Funding
        5.091%, 09/15/06               3,284           3,284
                                                  ----------
Total Asset-Backed Securities
   (Cost $25,235) ($ Thousands)                       25,235
                                                  ----------
FOREIGN COMMON STOCK -- 1.6%
   Canaccord Capital                  94,900           1,860
   Cognos*                            36,400           1,116
   Compton Petroleum*                 62,300             789
   Dundee Wealth Management           35,700             845
   Dundee+                            76,800             816
   Emergis*                           12,000              55
   First Quantum Minerals             50,700           2,517
   Four Seasons Hotels                20,800           1,286
   Gildan Activewear*                 36,700           1,540
   Gluskin Sheff + Associates*        54,400             877
   Grande Cache Coal*                228,100             321
   OPTI Canada*                      100,400           2,087
   Railpower Technologies*           210,600             822
   Sherritt International            114,600           1,187
   Synenco Energy (G) (I)*            12,051             259
   Synenco Energy, Cl A*              75,200           1,619
   Tim Hortons (B)*                   45,000           1,190
                                                  ----------
Total Foreign Common Stock
   (Cost $15,254) ($ Thousands)                       19,186
                                                  ----------

CASH EQUIVALENT -- 1.1%
   SEI Daily Income Trust, Prime
      Obligation Fund,
      Cl A, 4.980%**++            13,766,021          13,766
                                                  ----------
Total Cash Equivalent
   (Cost $13,766) ($ Thousands)                       13,766
                                                  ----------





--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MASTER NOTE (C) (D) -- 1.0%
   Bank of America
        5.133%, 06/01/06             $11,729      $   11,729
                                                  ----------
Total Master Note(
   Cost $11,729) ($ Thousands)                        11,729
                                                  ----------

TIME DEPOSIT (C) -- 0.8%
   Societe General
        5.080%, 06/01/06               9,383           9,383
                                                  ----------
Total Time Deposit
   (Cost $9,383) ($ Thousands)                         9,383
                                                  ----------

CERTIFICATE OF DEPOSIT (C) -- 0.2%
   U.S. Trust of New York
        5.121%, 03/13/07               1,877           1,877
                                                  ----------
Total Certificate of Deposit
   (Cost $1,877) ($ Thousands)                         1,877
                                                  ----------

                                  Number of
                                   Warrants
                                  ----------
WARRANTS -- 0.0%
   Infinity Bio-Energy,
      Expires 05/23/10*              516,814             274
   Parkervision (G) (H) (I) (J)*      20,750              70
                                                  ----------
Total Warrants
   (Cost $262) ($ Thousands)                             344
                                                  ----------

REPURCHASE AGREEMENTS (A) (C) -- 4.6%
   Barclays Capital
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $12,572,803
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $260,427-$9,383,064, 0.000%-
     4.300%, 04/09/07-05/12/08,
     total market value $12,822,658)  12,571          12,571
   Deutsche  Bank
     5.020%, dated 05/31/06, to be
     repurchased  on  06/01/06,
     repurchase price $15,507,628
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $86,371-$4,710,767, 0.000%-
     5.600%, 08/29/06-10/29/18,
     total market value $15,815,660)  15,505          15,505




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            91

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Lehman  Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $28,338,177
     (collateralized by U.S.Government
     Obligations, ranging in par value
     $3,283,603-$28,149,192, 8.125%-
     9.375%, 10/15/19-01/15/30,
     total market value $28,900,953) $28,334      $   28,334
                                                  ----------
Total Repurchase Agreements
   (Cost $56,410) ($ Thousands)                       56,410
                                                  ----------
Total Investments -- 126.5%
   (Cost $1,449,198) ($ Thousands)                 1,538,563
                                                  ----------

OTHER ASSETS AND LIABILITIES -- (26.5)%
Payable upon Return of Securities on Loan           (332,077)
Payable for Investment Securities Purchased          (30,211)
Payable for Fund Shares Redeemed                     (29,233)
Due to Custodian                                      (3,118)
Investment Advisory Fees Payable                        (489)
Payable for Variation Margin                              (7)
Trustees' Fees Payable                                    (3)
Other Assets and Liabilities, Net                     73,215
                                                  ----------
Total Other Assets and Liabilities                  (321,923)
                                                  ----------
Net Assets -- 100.0%                              $1,216,640
                                                  ==========

NET ASSETS:
Paid-in-Capital
   (unlimited authorization -- no par value)      $1,032,428
Undistributed net investment income                    2,130
Accumulated net realized gain on investments          92,725
Net unrealized appreciation on investments            89,365
Net unrealized depreciation on futures contracts          (8)
                                                  ----------
Net Assets                                        $1,216,640
                                                  ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Class A
   ($1,216,640,271 / 9,094,180 shares)               $133.78
                                                     =======


A summary of the open future contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                        UNREALIZED
                                                      APPRECIATION
    TYPE OF                NUMBER OF    EXPIRATION   (DEPRECIATION)
   CONTRACT                CONTRACTS       DATE       ($ THOUSANDS)
--------------------------------------------------------------------------------
Russell 2000 Index E-Mini     154        June 2006            $  9
S&P Mid 400 Index E-Mini      131        June 2006             (17)
                                                              ----
                                                              $ (8)
                                                              ====

* Non-income producing security.
** Rate shown is the 7-day effective yield as of May 31, 2006.
+ Real Estate Investment Trust.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) Tri-Party Repurchase Agreement.
(B) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $324,153 ($ Thousands).
(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2006 was $332,077 ($ Thousands).
(D) The rate reported is the effective yield at time of purchase.
(E) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(F) This security was sold within the terms of private placement memorandum, exempt from registration under Section 3A-4, 4(2) or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(G) Securities considered illiquid. The total value of such securities as of May 31, 2006 was $2,073 ($ Thousands) and represents 0.17% of Net Assets.
(H) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such securities as of May 31, 2006 was $70 ($ Thousands) and represents 0.00% of Net Assets.
(I) This security considered restricted. The total value of such securities as of May 31, 2006 was $2,073 ($ Thousands) and represented 0.17% of Net Assets.
(J) This warrant does not have a strike price or expiration date.
ADR -- American Depositary Receipt
CDO -- Collateralized Debt Obligation
Cl -- Class
EXL -- Extendable Maturity
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
Ser -- Series
WA -- Washington



The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
92            SEI Institutional Investments Trust / Annual Report / May 31, 2006

SCHEDULE OF INVESTMENTS


Core Fixed Income Fund

May 31, 2006
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:
[Bar Chart Omitted]
Plot points are as follows:
23.0% U.S. Government Mortgage Backed
19.9% Financials
17.5% Asset-Backed Securities
15.2% U.S. Treasury Obligations
 8.7% Short-Term Investments
 6.5% U.S. Government Agency Obligations
 1.3% Energy
 1.2% Industrials
 1.2% Consumer Discretionary
 1.1% Utilities
 1.0% Telecommunication Services
 0.9% Cash Equivalents
 0.8% Sovereign Bonds
 0.6% Information Technology
 0.3% Consumer Staples
 0.3% Health Care
 0.2% Materials
 0.1% Certificates of Deposit
 0.1% Municipal Bonds
 0.1% Preferred Stock
 0.0% Purchased Options
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS -- 32.9%
   FHLMC
      9.750%, 10/01/14              $     10      $       10
      8.500%, 09/01/08 to 04/01/09        83              84
      7.500%, 11/01/17 to 06/01/32     1,381           1,436
      7.000%, 11/01/15 to 06/01/32     1,609           1,646
      6.500%, 10/01/16 to 10/01/31     7,070           7,181
      6.000%, 01/01/13 to 12/01/33    10,245          10,300
      5.500%, 09/01/13 to 02/01/35    30,190          29,685
      5.000%, 04/01/20 to 09/01/35    69,312          66,060
      4.500%, 01/01/19 to 07/15/36    62,834          59,037
      4.000%, 05/01/19 to 10/01/33     2,328           2,063
   FHLMC ARM
      5.557%, 04/01/36                 1,069           1,059
      5.368%, 04/01/36                 2,130           2,096
      5.150%, 01/01/36                 9,146           8,957
   FHLMC TBA
      6.500%, 08/01/31                12,553          12,679
      5.500%, 07/15/18                21,536          21,179
      5.000%, 06/12/33                 7,900           7,404
   FNMA
      8.000%, 04/01/08 to 07/01/31       892             934
      7.500%, 06/01/30                    --              --
      7.000%, 03/01/09 to 04/01/32     4,233           4,339
      6.500%, 05/01/17 to 12/01/34    10,690          10,827
      6.030%, 06/01/17                 2,293           2,340
      6.000%, 06/01/14 to 01/01/36    17,766          17,589
      5.500%, 04/01/14 to 02/01/36   151,350         146,982
      5.424%, 02/01/16                     3               3

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
      5.040%, 08/01/18              $  1,580      $    1,500
      5.000%, 06/01/18 to 12/01/34    58,662          56,215
      4.653%, 10/01/12                 1,145           1,082
      4.508%, 04/01/09                 1,778           1,735
      4.500%, 07/25/15 to 09/01/35    36,543          34,392
      4.000%, 10/01/18 to 11/01/20     5,474           5,063
   FNMA ARM
      6.032%, 11/01/35                 3,392           3,468
      6.026%, 11/01/35                 3,482           3,561
      6.022%, 11/01/35                 3,495           3,574
      6.018%, 11/01/35                 3,415           3,492
      5.828%, 03/01/36                 3,187           3,168
      5.782%, 11/01/35                 3,548           3,628
      5.645%, 02/01/36                14,166          13,982
      5.520%, 04/01/36                 1,028           1,015
      5.327%, 12/01/35                 2,055           2,023
      5.240%, 02/01/36                 3,555           3,524
      5.112%, 12/01/35                 7,077           6,981
      5.003%, 08/01/18                 8,039           7,912
   FNMA TBA
      6.500%, 06/01/32 to 07/01/32    53,315          53,732
      6.000%, 07/01/34 to 06/15/36    67,257          66,380
      5.500%, 06/01/21 to 06/01/33   280,291         270,626
      5.000%, 06/17/19 to 06/25/36   319,431         300,354
      4.500%, 07/01/34 to 06/25/36    19,705          17,915
   GNMA
      9.500%, 12/15/20                    25              27
      7.000%, 04/15/26 to 09/15/34     9,336           9,651
      6.500%, 06/15/11 to 07/20/35    28,614          29,125
      6.000%, 03/15/14 to 02/15/35    87,798          87,599
      5.500%, 04/15/14 to 12/15/32       533             525
      5.000%, 05/15/33 to 11/15/35    55,291          52,607
      3.942%, 08/16/25                 1,471           1,416
      3.750%, 05/20/34                 6,617           6,402
   GNMA TBA
        6.500%, 05/01/34              31,124          31,678
        6.000%, 06/01/33              30,000          29,906
                                                  ----------
Total U.S. Government Mortgage-Backed Obligations
   (Cost $1,547,666) ($ Thousands)                 1,528,148
                                                  ----------

CORPORATE OBLIGATIONS -- 31.2%
CONSUMER DISCRETIONARY -- 1.7%
   CBS
        5.625%, 08/15/12                 550             536
   COX Communications
        7.875%, 08/15/09                 440             464
   Cisco Systems
        5.500%, 02/22/16               2,190           2,112
   Clear Channel Communications
        4.250%, 05/15/09               1,040             992


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            93

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Comcast
        6.500%, 01/15/15            $  5,460      $    5,515
        5.900%, 03/15/16               2,440           2,358
        5.650%, 06/15/35               1,599           1,351
   Comcast Cable Communications
        8.375%, 03/15/13               1,755           1,957
        6.750%, 01/30/11 (J)           5,950           6,155
   Continental Cablevision
        9.000%, 09/01/08                 710             758
   DaimlerChrysler
        8.500%, 01/18/31                 825             946
        7.300%, 01/15/12               1,995           2,093
        6.500%, 11/15/13                 955             962
        5.875%, 03/15/11               1,940           1,919
   DaimlerChrysler MTN
        5.750%, 05/18/09               2,115           2,104
   Ford Motor
        9.980%, 02/15/47               3,000           2,408
        7.500%, 08/01/26               2,100           1,465
        7.450%, 07/16/31 (J)           2,770           2,008
        7.125%, 11/15/25               4,585           3,187
        6.375%, 02/01/29               5,500           3,699
   General Motors (J)
        8.375%, 07/15/33               2,940           2,231
        7.700%, 04/15/16              13,030           9,805
   Liberty Media (F)
        6.410%, 06/17/06               2,281           2,288
   May Department Stores
        3.950%, 07/15/07               1,161           1,135
   News America
        6.400%, 12/15/35 (C)           1,650           1,522
        6.200%, 12/15/34 (J)           1,815           1,641
   Target
        4.000%, 06/15/13                 355             321
   Time Warner
        7.700%, 05/01/32               5,605           6,021
        7.700%, 05/01/32 (J)           1,705           1,831
        6.875%, 05/01/12                 350             362
   Time Warner Entertainment
        8.375%, 07/15/33               2,325           2,621
   Tulane University of
     Louisiana (F)
        5.970%, 11/15/12               1,714           1,720
   Viacom (C)
        6.250%, 04/30/16               4,297           4,188
        5.750%, 04/30/11                 951             938
        5.750%, 04/30/11                 576             568
                                                  ----------
                                                      80,181
                                                  ----------
CONSUMER STAPLES -- 0.4%
   Altria Group
        7.750%, 01/15/27               1,765           1,975
        7.000%, 11/04/13               3,450           3,643
   Delhaize America
        9.000%, 04/15/31               1,160           1,300

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Kraft Foods
        6.500%, 11/01/31            $    915      $      919
        5.625%, 11/01/11               1,555           1,539
   Kroger
        7.500%, 04/01/31                 420             444
   Mohawk
        5.750%, 01/15/11               3,140           3,092
   Philip Morris Capital
        7.500%, 07/16/09               1,155           1,199
   RJ Reynolds Tobacco Holdings,
     Ser B
        7.875%, 05/15/09               1,630           1,679
   Safeway
        7.250%, 02/01/31                 315             322
   Tyson Foods
        6.600%, 04/01/16               1,905           1,877
                                                  ----------
                                                      17,989
                                                  ----------
ENERGY -- 1.9%
   Amerada Hess
        7.300%, 08/15/31               6,643           7,082
   Anadarko Finance, Ser B (J)
        7.500%, 05/01/31               4,793           5,374
   BP Canada Finance
        3.625%, 01/15/09               2,740           2,621
   Cameron Highway Oil Pipe, Ser A
        5.860%, 12/15/17               2,005           1,936
   Conoco Funding
        7.250%, 10/15/31                 885             998
        6.950%, 04/15/29               7,425           8,121
        6.350%, 10/15/11 (J)             430             444
   ConocoPhillips (J)
        5.900%, 10/15/32               1,315           1,267
        4.750%, 10/15/12               2,500           2,383
   Devon Energy
        7.950%, 04/15/32               5,905           6,961
   Duke Capital LLC
        8.000%, 10/01/19               1,625           1,859
        7.500%, 10/01/09               2,525           2,661
   EMP Nacional del Petrole (C)
        6.750%, 11/15/12                 171             177
        4.875%, 03/15/14                 857             789
   El Paso (C)
        6.950%, 06/01/28               2,250           2,036
   El Paso MTN (J)
        7.800%, 08/01/31               2,100           2,050
        7.750%, 01/15/32               3,375           3,307
   Encana
        6.500%, 08/15/34                 896             899
   Halliburton
        8.750%, 02/15/21               2,395           2,960
        5.500%, 10/15/10               1,185           1,179
   International Lease Finance
        5.000%, 04/15/10                 434             423

--------------------------------------------------------------------------------
94            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Kansas Gas & Electric
        5.647%, 03/29/21            $  2,500      $    2,362
   Kinder Morgan
        5.700%, 01/05/16                 845             752
        5.350%, 01/05/11 (C)             839             789
   Kinder Morgan Energy Partners
        5.800%, 03/15/35               1,055             897
        5.125%, 11/15/14               1,160           1,053
        5.000%, 12/15/13                 690             630
   Magellan Midstream Partners
        5.650%, 10/15/16               1,420           1,361
   Mantis Reef II (C)
        4.799%, 11/03/09                 895             861
   Pemex Project Funding Master Trust
        7.375%, 12/15/14                 370             382
        6.625%, 06/15/35               1,575           1,429
        6.625%, 06/15/35 (C)           2,909           2,640
        6.210%, 06/15/06 (C) (F)       1,411           1,445
   Petro-Canada
        5.950%, 05/15/35               1,065             980
   Petroleum Export (C)
        5.265%, 06/15/11                 594             578
        4.623%, 06/15/10                 521             511
   Ras Laffan LNG II (C)
        5.298%, 09/30/20                 838             787
   Sonat
        7.625%, 07/15/11               2,880           2,934
   Williams
        8.750%, 03/15/32               2,840           3,181
        7.750%, 06/15/31 (J)             740             753
   Williams, Ser A (J)
        7.500%, 01/15/31                 310             308
   XTO Energy
        7.500%, 04/15/12                 630             679
        6.250%, 04/15/13 (J)           3,195           3,243
        6.100%, 04/01/36               1,435           1,337
   YPF Sociedad Anonima MTN, Ser A
        7.750%, 08/27/07               3,000           3,045
                                                  ----------
                                                      88,464
                                                  ----------
FINANCIALS -- 21.0%
   AMBAC Financial Group
        5.950%, 12/05/35               1,390           1,289
   ASIF Global Financing XIX (C)
        4.900%, 01/17/13               1,150           1,097
   Aegon (F)
        5.585%, 07/15/06               1,651           1,408
   Aiful (C)
        5.000%, 08/10/10               2,620           2,496
   Allstate Life Global Funding II
     MTN (F) (K)
        5.101%, 06/15/07               7,359           7,359

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   American General Finance
     (C) (F) (K)
        5.111%, 06/15/07            $ 23,197      $   23,194
   American General Finance MTN,
     Ser F (K)
        5.875%, 07/14/06               1,599           1,631
   American International Group
     (C) (J)
        4.700%, 10/01/10               5,185           5,005
   Apache Finance Canada
        4.375%, 05/15/15               2,980           2,683
   Arch Capital Group
        7.350%, 05/01/34               1,915           1,944
   Australia & New Zealand Banking
     Group (F)
        5.400%, 10/31/06               1,590           1,375
   BAC Capital Trust
        6.625%, 05/23/36               2,120           2,113
   BB&T Capital Trust
        6.750%, 06/07/36               1,585           1,579
   BNP Paribas (F)
        5.185%, 09/23/06                 970             836
   Banco Santander Chile
        7.375%, 07/18/12                 659             706
        5.220%, 06/09/06 (C) (F)         864             867
   Bank One
        7.875%, 08/01/10               4,440           4,801
   Bank of America
        7.400%, 01/15/11               3,300           3,531
        5.375%, 06/15/14               2,660           2,584
        4.250%, 10/01/10               2,660           2,527
   Bank of Ireland (F)
        5.180%, 06/05/06                 780             674
   Bank of Nova Scotia (F)
        5.125%, 08/23/06                 640             552
   Bank of Scotland (F)
        5.563%, 11/30/06                 320             277
   Bankamerica Capital II
        8.000%, 12/15/26                 375             394
   Banponce Trust I, Ser A
        8.327%, 02/01/27               2,410           2,534
   Barclays Bank (F)
        6.278%, 12/15/34                 631             566
        4.938%, 07/02/49                 320             280
   Bear Stearns, EXL (F) (K)
        5.091%, 06/15/07              28,476          28,476
   Boeing Capital
        6.500%, 02/15/12                 340             352
   Boeing Capital (J)
        5.800%, 01/15/13                 315             316
   CIT Group MTN
        4.750%, 08/15/08               2,160           2,124
   Capital One Bank
        4.875%, 05/15/08               2,400           2,369


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            95

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Capital One Financial
        8.750%, 02/01/07            $  3,411     $     3,481
        5.500%, 06/01/15               2,170           2,075
   Caterpillar Financial Services
     MTN, Ser F (F) (K)
        5.148%, 07/10/06               7,999           7,999
   Chase Capital I, Ser A
        7.670%, 12/01/26                 396             414
   Chuo Mitsui Trust & Banking
     (C) (F)
        5.506%, 04/15/15                 863             808
   Citigroup
        5.500%, 08/09/06 (J)             865             865
        5.125%, 02/14/11               3,225           3,164
        5.000%, 09/15/14               5,815           5,480
        4.125%, 02/22/10               6,820           6,498
   Citigroup Capital II
        7.750%, 12/01/36                 873             909
   Corp Andina de Fomento
        5.125%, 05/05/15                 547             511
   Countrywide
        6.250%, 05/15/16               1,585           1,577
   Countrywide Financial MTN,
     Ser A (F) (K)
        5.210%, 11/03/06              16,798          16,797
        4.960%, 09/13/06              29,596          29,596
   Countrywide Home Loans MTN,
     Ser L
        2.875%, 02/15/07               2,440           2,397
   Credit Suisse First Boston (F)
        5.125%, 06/19/06                 535             441
   Credit Suisse First Boston
     London (C) (F) (L)
        0.000%, 06/24/06              11,540          10,368
   Credit Suisse First Boston USA
        4.875%, 08/15/10               2,430           2,358
   Danske Bank (C) (F)
        5.914%, 06/19/06               4,478           4,406
   Dekabank (F) (K)
        5.108%, 05/18/07              29,596          29,590
   Den Norske Bank (F)
        5.500%, 11/29/49                 100              89
        5.125%, 08/27/06                 640             516
   Deutsche Bank Capital Funding
     Trust (C) (F)
        5.628%, 07/19/06               3,789           3,572
   Developers Divers Realty+
        5.375%, 10/15/12               2,405           2,317
   Developers Divers Realty MTN+
        7.000%, 03/19/07               1,100           1,112
   Dresdner Funding Trust I (C)
        8.151%, 06/30/31                 988           1,117
   Dryden Investor Trust (C) (H)
        7.157%, 07/23/08               2,236           2,264


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   EOP Operating
        7.750%, 11/15/07            $  1,191      $    1,226
   Eksportfinans
        5.500%, 05/25/16               4,250           4,229
   Equity One+
        3.875%, 04/15/09               7,100           6,712
   Farmer Mac Guaranteed Notes
     Trust
        4.875%, 01/14/11               1,741           1,688
   Farmers Exchange Capital (C)
        7.200%, 07/15/48               3,502           3,384
        7.050%, 07/15/28               1,815           1,783
   Farmers Insurance Exchange
     Capital (C)
        8.625%, 05/01/24               4,518           5,128
   First Chicago NBD Institutional
     Capital (C)
        7.950%, 12/01/26                 187             196
   First Industrial
        7.600%, 07/15/28               3,400           3,533
   First Industrial MTN
        7.500%, 12/01/17               2,765           2,971
   Ford Motor Credit
        7.875%, 06/15/10               7,200           6,643
        7.375%, 10/28/09              15,740          14,501
        7.250%, 10/25/11                 329             292
        6.625%, 06/16/08              10,480           9,925
   Ford Motor Credit MTN
        7.750%, 02/15/07               4,435           4,441
   Fund American
        5.875%, 05/15/13                 817             793
   GE Capital Franchise MTN+
        6.860%, 06/15/07               1,100           1,114
   GE Global Insurance
        7.000%, 02/15/26               1,170           1,234
   General Electric Capital
        4.875%, 03/04/15               1,435           1,349
   General Electric Capital MTN,
     Ser A
        6.000%, 06/15/12 (J)           4,255           4,323
        3.750%, 12/15/09               3,354           3,164
   General Motors Acceptance
        8.000%, 11/01/31               2,567           2,411
        7.750%, 01/19/10 (J)           2,370           2,322
        7.250%, 03/02/11               2,755           2,628
        7.020%, 12/01/14 (F)           3,582           3,407
        6.875%, 09/15/11               1,283           1,205
        6.150%, 04/05/07               1,510           1,489
        6.125%, 08/28/07               9,860           9,649
        6.125%, 02/01/07 (J)           2,180           2,158
        6.125%, 01/22/08 (J)             415             402
        6.018%, 07/18/06 (F)           3,340           3,281
        5.625%, 05/15/09 (J)           7,680           7,229
   Glintnir Bank (C) (F) (K)
        5.180%, 04/06/07              23,997          23,997

--------------------------------------------------------------------------------
96            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Goldman Sachs Group
        6.600%, 01/15/12 (J)        $  2,630      $    2,729
        6.450%, 05/01/36               1,080           1,044
        5.350%, 01/15/16               1,245           1,177
        5.125%, 01/15/15               4,980           4,674
   Great Western Finance Trust II,
     Ser A
        8.206%, 02/01/27                 494             520
   HBOS (F)
        5.911%, 11/30/15               2,600           2,504
        5.375%, 11/29/49               1,883           1,791
   HSBC Bank (F)
        4.940%, 06/19/06               1,160           1,001
        4.788%, 06/11/06               2,240           1,883
   HSBC Finance
        8.000%, 07/15/10               2,330           2,522
        7.000%, 05/15/12               1,975           2,088
        6.375%, 11/27/12                 365             374
        4.750%, 04/15/10               6,700           6,487
   HSBC Holding
        6.500%, 05/02/36               1,490           1,476
   HVB Funding Trust III (C)
        9.000%, 10/22/31               1,050           1,306
   Highwoods Realty+
        7.500%, 04/15/18               3,888           4,101
        7.125%, 02/01/08               3,803           3,872
   International Lease Finance MTN
        5.450%, 03/24/11               3,295           3,252
        5.428%, 08/24/06 (F)           1,585           1,586
   Irish Life & Permanent MTN,
     Ser X (F) (K)
        5.109%, 06/21/07              21,277          21,273
   Islandsbanki (C) (F) (K)
        5.131%, 03/22/07              13,598          13,598
   JPMorgan Capital Trust I
        7.540%, 01/15/27                 697             728
   JPMorgan Capital Trust II
        7.950%, 02/01/27                 180             189
   JPMorgan Chase
        5.750%, 01/02/13               3,670           3,645
        5.600%, 06/01/11 (J)           2,645           2,639
        5.150%, 10/01/15                 400             376
        5.125%, 09/15/14               1,955           1,849
   Jackson National Life Funding
     (C) (F) (K)
        5.080%, 05/02/07              35,196          35,196
   Kaup Bank
        6.600%, 12/28/15               3,000           2,791
   Kaupthing Bank
        7.125%, 05/19/16              12,000          12,025
        5.740%, 04/12/11 (C)           6,870           6,870
   Kaupthing Bank MTN (K) (F)
        5.141%, 03/20/07              39,995          39,995

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Korea Development Bank
        4.250%, 11/13/07            $    560      $      550
   Landsbanki Islands (C) (F) (K)
        5.161%, 03/16/07              30,396          30,396
   Lazard Group
        7.125%, 05/15/15               3,160           3,241
   Lehman Brothers Holdings
        7.000%, 02/01/08               2,765           2,826
   Lehman Brothers Holdings MTN,
     Ser H (F) (M)
        0.000%, 11/30/06               3,736           3,457
   Liberty Mutual Insurance (C)
        7.875%, 10/15/26                 655             704
   Liberty Property+
        7.750%, 04/15/09                 930             976
        6.375%, 08/15/12                 282             287
   Lloyds TSB Bank (F)
        5.438%, 11/29/49                 100              87
        5.080%, 08/31/06               1,390           1,199
   M&I Capital Trust, Cl A
        7.650%, 12/01/26               1,489           1,554
   MUFG Capital Finance
        6.346%, 06/25/06               3,336           3,250
   Mangrove Bay Passthru Trust
     (C) (F)
        6.102%, 07/15/13               1,729           1,652
   Marsh & Mclennan
        5.150%, 09/15/10                 900             872
   Mellon Capital I, Ser A
        7.720%, 12/01/26                 732             766
   Merrill Lynch
        7.430%, 09/01/22                   5               5
        6.050%, 05/16/16               4,220           4,201
   Merrill Lynch MTN, Ser B
        3.375%, 09/14/07               1,650           1,604
   Merrill Lynch MTN, Ser C
        4.400%, 06/12/06 (F)           2,420           2,398
        4.250%, 02/08/10               4,395           4,194
   Mizuho Finance
        8.375%, 04/27/09                  55              58
        8.375%, 12/29/49                 530             561
   Morgan Stanley
        5.375%, 10/15/15               2,630           2,509
        5.300%, 03/01/13               2,500           2,429
        4.000%, 01/15/10               6,055           5,707
   Morgan Stanley EXL (F) (K)
        5.190%, 07/03/07               5,599           5,599
   Morgan Stanley EXL, Ser S
     (F) (K)
        5.150%, 07/03/07               7,999           7,998
   NB Capital Trust IV
        8.250%, 04/15/27               4,655           4,918
   Natexis Banques (C) (F) (K)
        5.060%, 06/15/07              15,598          15,595


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            97

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   National Australia Bank (F)
        5.400%, 10/09/06            $    780      $      672
   National Capital Trust II
     (C) (F)
        5.486%, 06/17/06               3,207           3,047
   National Westminster Bank (F)
        5.375%, 11/29/49                 140             118
   Nationwide Building Society
     (C) (F) (K)
        5.160%, 04/05/07              15,998          15,998
        5.020%, 04/27/07               8,799           8,799
   Nationwide Mutual Insurance (C)
        8.250%, 12/01/31               2,000           2,298
        6.600%, 04/15/34               5,263           4,909
   Nordbank (C) (F) (K)
        5.080%, 06/22/07              27,197          27,192
   North Front Pass-Through Trust
     (C) (F)
        5.810%, 06/15/06               4,585           4,364
   Northern Rock (C) (F) (K)
        5.170%, 05/03/07              16,478          16,478
   Odyssey Re Holdings
        6.875%, 05/01/15               2,900           2,744
   PF Export Receivables Master
     Trust (C)
        6.436%, 06/01/15               1,726           1,676
   PNC Funding
        5.250%, 11/15/15               2,185           2,075
   PPL Montana
        8.903%, 07/02/20                 130             142
   Pacific Life Global Funding
     (C) (F) (K)
        5.101%, 06/13/07              11,999          11,999
   Paribas, Ser 1986 (F)
        5.063%, 07/11/86                 693             605
   Pemex Finance
        9.690%, 08/15/09               1,625           1,736
   Phoenix
        6.675%, 02/16/08                 534             536
   Power Receivables Financial
        6.290%, 01/01/12               4,165           4,178
        6.290%, 01/01/12 (C)           1,315           1,314
   Premium Asset Trust,
     Ser 2004-06 (C) (F) (K)
        5.190%, 06/30/06              15,198          15,210
   Premium Asset Trust,
     Ser 2004-10 (C) (F) (K)
        5.120%, 05/14/07              22,397          22,397
   Prime Property Funding (C)
        5.600%, 06/15/11               3,380           3,330
   Prologis
        5.500%, 04/01/12               2,150           2,099
        5.250%, 11/15/10 (C)+            750             732
   Rabobank Capital Fund Trust II
     (C) (F)
        5.260%, 12/29/49                 210             200

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Rabobank Capital Fund Trust III
     (C) (F)
        5.254%, 10/21/16            $    887      $      826
   Residential Capital
        6.500%, 04/17/13 (J)           2,115           2,068
        6.335%, 06/29/07               1,595           1,600
        6.125%, 11/21/08               3,495           3,457
        6.000%, 02/22/11               1,630           1,581
   Resona Bank (C) (F) (J)
        5.850%, 09/29/49               3,608           3,438
   Resona Preferred Global
     Securites (C) (F)
        7.191%, 07/30/06               2,590           2,628
   Royal Bank of Canada (F)
        5.118%, 06/21/06               1,010             859
   Royal Bank of Scotland Group (F)
        4.875%, 06/11/06               2,350           2,024
   SLM
        5.120%, 03/15/11               2,720           2,720
   SLM, Ser CPI
        5.110%, 04/01/09               4,180           4,052
   SLM EXL, Ser S (F) (K)
        5.081%, 06/15/07              17,598          17,598
   Shinsei Finance Cayman
     (C) (F) (J)
        6.418%, 07/20/06               4,560           4,382
   Sigma Finance MTN (K)
        4.745%, 11/09/06               8,639           8,639
   Simon Property Group+
        6.375%, 11/15/07               1,631           1,646
        6.100%, 05/01/16               2,425           2,407
        5.750%, 05/01/12               2,200           2,184
        4.875%, 03/18/10                 886             857
   Skandinav Enskilda Bank (K)
        5.077%, 05/18/07              17,598          17,597
   Societe Generale (F)
        4.656%, 11/26/06                 680             589
        4.656%, 11/26/06                  40              34
   Spieker Properties+
        7.650%, 12/15/10               1,910           2,050
   Standard Chartered (F)
        4.900%, 01/29/49                 280             233
   Standard Chartered I (F)
        5.438%, 07/16/06               1,770           1,463
   Standard Chartered II (F)
        5.530%, 11/07/06               2,620           2,202
   Sumitomo Mitsui Banking
        8.150%, 08/01/08                 398             414
        8.150%, 08/29/49                 469             488
   Toll Road Investment
     Partners II (C) (E)
        5.455%, 02/15/45               5,853             697
   Toyota Motor Credit
        2.875%, 08/01/08               1,970           1,869


--------------------------------------------------------------------------------
98            SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Twin Reefs Pass-Through (C) (F)
        6.080%, 06/10/06            $    700      $      700
   UBS Funding
        6.243%, 05/15/06               2,450           2,450
   UFJ Finance Aruba
        8.750%, 11/29/49               1,060           1,121
   US Bancorp MTN, Ser N
        3.125%, 03/15/08               1,520           1,461
   Unumprovident Finance (C)
        6.850%, 11/15/15               1,380           1,364
   Wachovia
        5.500%, 08/01/35               1,015             888
        5.250%, 08/01/14               5,340           5,101
   Wachovia Capital Trust III (F)
        5.800%, 03/15/11               4,454           4,329
   Washington+
        5.350%, 05/01/15                 695             653
   Washington Mutual
        4.000%, 01/15/09               1,183           1,138
   Washington Mutual Bank
        5.125%, 01/15/15               1,710           1,595
   Wells Fargo
        5.000%, 11/15/14               2,675           2,518
   Westfield Capital (C)
        4.375%, 11/15/10               3,900           3,688
   Westpac Banking (F)
        5.275%, 09/30/06                 690             585
   Westpac Capital Trust IV
     (C) (F)
        5.256%, 03/31/16                 599             557
   Woodbourne Pass-Through Trust
     (C) (F)
        5.949%, 04/08/49               2,500           2,509
   Woori Bank (C) (F) (J)
        6.125%, 06/08/06               1,048           1,039
   XL Capital
        6.375%, 11/15/24               1,365           1,289
   ZFS Finance USA Trust II
     (C) (F)
        6.450%, 06/15/06               4,312           3,990
   Zurich Capital Trust I (C)
        8.376%, 06/01/37              10,237          10,890
                                                  ----------
                                                     975,936
                                                  ----------
INDUSTRIALS -- 1.7%
   Air 2 US (C)
        8.027%, 10/01/19               3,484           3,493
   America West Airlines,
     Ser 1999-1
        7.930%, 01/02/19               5,111           5,392
   American Airlines,
     Ser 1999-1 (J)
        7.024%, 10/15/09               2,320           2,384
   American Airlines, Ser 2001-2
        7.858%, 10/01/11               3,090           3,270


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Canadian National Railway
        6.200%, 06/01/36            $  1,645      $    1,647
   Cedar Brakes I LLC (C)
        8.500%, 02/15/14               4,857           5,276
   Cedar Brakes II LLC (C)
        9.875%, 09/01/13               3,120           3,495
   Continental Airlines, Ser 02-1
        6.563%, 02/15/12               1,400           1,429
   Continental Airlines,
     Ser 1999-2
        7.256%, 03/15/20               1,538           1,582
   Continental Airlines, Ser 971A
        7.461%, 04/01/15               1,910           1,856
   Continental Airlines, Ser 974A
        6.900%, 01/02/18               6,180           6,220
   Continental Airlines, Ser AMBC
        6.236%, 03/15/20               2,494           2,472
   Delta Air Lines, Ser 2000-1,
     Cl A2
        7.570%, 11/18/10               1,273           1,276
        7.111%, 09/18/11 (J)             147             146
   Eastman Kodak (J)
        7.250%, 11/15/13               2,445           2,371
   Electronic Data Systems
        7.125%, 10/15/09               2,990           3,110
   General Electric
        5.000%, 02/01/13               1,270           1,221
   Lockheed Martin
        8.500%, 12/01/29                 675             849
   MISC Capital (C)
        5.000%, 07/01/09                 729             714
   Norfolk Southern
        7.050%, 05/01/37               1,555           1,690
   Northwest Airlines, Cl 1A-1
     (I) (J)
        7.041%, 04/01/22               1,579           1,575
   Raytheon
        6.000%, 12/15/10                  18              18
        5.500%, 11/15/12                  40              39
        5.375%, 04/01/13                 405             394
   Sociedad Quimica y Minera (C)
        7.700%, 09/15/06                 219             220
   Stauffer Chemical (E)
        5.833%, 04/15/18                 860             415
        5.704%, 04/15/17                 350             180
        5.202%, 04/15/10                 300             240
   Tyco International Group
        7.000%, 06/15/28               2,045           2,122
        6.875%, 01/15/29 (J)           6,320           6,462
        6.375%, 10/15/11               5,830           5,969
        6.000%, 11/15/13               1,945           1,926
   United Technologies
        6.500%, 06/01/09               1,670           1,718
        5.400%, 05/01/35                 670             603



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006            99

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Waste Management
        7.375%, 05/15/29            $    895      $      969
        7.125%, 12/15/17               4,840           5,173
        7.100%, 08/01/26               1,375           1,447
   Xerox
        6.400%, 03/15/16               2,190           2,091
                                                  ----------
                                                      81,454
                                                  ----------
HEALTH CARE -- 0.4%
   Allergan (C)
        5.750%, 04/01/16               1,600           1,571
   Boston Scientific
        7.000%, 11/15/35               1,075           1,066
   HCA
        5.750%, 03/15/14               6,320           5,775
   Tenet Healthcare (J)
        7.375%, 02/01/13                 221             204
   Teva Pharmaceutical Finance LLC
        6.150%, 02/01/36               1,610           1,458
   Unitedhealth Group
        5.375%, 03/15/16               1,630           1,545
   Wellpoint
        5.850%, 01/15/36               1,040             940
        5.250%, 01/15/16                 677             638
   Wyeth
        5.500%, 02/15/16               3,945           3,782
                                                  ----------
                                                      16,979
                                                  ----------
MATERIALS -- 0.3%
   Celulosa Arauco y Constitucion
        5.625%, 04/20/15               1,220           1,146
   Chemtura
        6.875%, 06/01/16               1,875           1,819
   Codelco (C)
        5.625%, 09/21/35                 520             465
        4.750%, 10/15/14                 900             824
   International Paper
        5.850%, 10/30/12               3,275           3,223
   Weyerhaeuser
        6.750%, 03/15/12               5,300           5,442
                                                  ----------
                                                      12,919
                                                  ----------
SOVEREIGN -- 0.8%
   Republic of Chile
        5.500%, 01/15/13               1,585           1,554
   Russian Federation (G)
        5.000%, 03/31/30              11,705          12,522
   United Mexican States
        5.625%, 01/15/17               2,770           2,576



--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   United Mexican States MTN
        8.300%, 08/15/31            $  2,340      $    2,656
   United Mexican States MTN, Ser A
        7.500%, 04/08/33              14,756          15,449
        6.750%, 09/27/34                 566             547
        5.875%, 01/15/14               1,305           1,265
                                                  ----------
                                                      36,569
                                                  ----------
TELECOMMUNICATION SERVICES -- 1.4%
   AT&T
        9.750%, 11/15/31                 273             315
        7.300%, 11/15/11                 875             935
        6.800%, 05/15/36               1,055           1,049
        6.150%, 09/15/34               1,575           1,450
        5.100%, 09/15/14               5,775           5,395
   America Movil
        6.375%, 03/01/35                 930             825
   BellSouth
        4.750%, 11/15/12                 190             177
        4.200%, 09/15/09                 907             866
   British Telecommunications PLC
        8.875%, 12/15/30                 885           1,089
        8.375%, 12/15/10               1,310           1,445
   Deutsche Telekom International
     Finance
        5.750%, 03/23/16               4,255           4,045
   Embarq
        7.082%, 06/01/16               1,924           1,926
        6.738%, 06/01/13                 530             531
   Koninklije
        8.000%, 10/01/10               5,100           5,440
   New Cingular Wireless Services
        8.125%, 05/01/12               2,960           3,282
   Sprint Capital
        8.750%, 03/15/32 (J)             650             791
        8.375%, 03/15/12 (J)           5,300           5,910
        7.625%, 01/30/11               1,185           1,269
        6.125%, 11/15/08               2,420           2,449
        6.000%, 01/15/07               4,290           4,300
        4.780%, 08/17/06 (G)           3,125           3,120
   Telecom Italia Capital
        5.250%, 11/15/13                 580             542
        5.250%, 10/01/15                 370             338
        4.950%, 09/30/14               1,320           1,197
   Verizon Communications
        5.850%, 09/15/35               3,402           2,939
        5.550%, 02/15/16               1,995           1,881
        5.350%, 02/15/11               1,615           1,580
   Verizon Global Funding
        7.375%, 09/01/12               1,730           1,849
        6.875%, 06/15/12                 465             485


--------------------------------------------------------------------------------
100           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Verizon Wireless Capital
        5.375%, 12/15/06            $  2,700      $    2,698
   Vodafone Group
        5.500%, 06/15/11               5,895           5,786
                                                  ----------
                                                      65,904
                                                  ----------
UTILITIES -- 1.6%
   Allegheny Energy Supply (C)
        8.250%, 04/15/12               1,460           1,566
   American Electric Power, Ser C
        5.375%, 03/15/10               1,522           1,504
   Arizona Public Services
        8.000%, 12/30/15                 850             902
   Cleveland Electric Illumination
        5.650%, 12/15/13                 330             322
   Cogentrix Energy (C)
        8.750%, 10/15/08               6,200           6,690
   DPL
        6.875%, 09/01/11               2,970           3,081
   Dominion Resources
        5.700%, 09/17/12               3,560           3,502
        4.750%, 12/15/10                 740             708
        4.125%, 02/15/08                 250             244
   Dominion Resources, Ser B (J)
        5.950%, 06/15/35               1,010             911
   Dominion Resources, Ser D
        5.125%, 12/15/09                 850             832
   Duke Energy
        6.250%, 01/15/12                 460             469
        5.625%, 11/30/12 (J)           4,605           4,583
   Empresa Nacional Electric
        8.625%, 08/01/15               2,415           2,688
   Exelon (J)
        5.625%, 06/15/35               4,860           4,273
   FPL Energy American Wind (C)
        6.639%, 06/20/23               5,159           5,213
   FirstEnergy, Ser A (J)
        5.500%, 11/15/06               2,050           2,048
   FirstEnergy, Ser B (J)
        6.450%, 11/15/11                 762             778
   FirstEnergy, Ser C
        7.375%, 11/15/31               6,190           6,640
   Hydro-Quebec, Ser JL
        6.300%, 05/11/11               1,050           1,084
   Midamerican Energy Holdings
        6.125%, 04/01/36               1,070           1,009
   Nevada Power (C)
        5.950%, 03/15/16               1,455           1,396
   Oncor Electric Delivery
        6.375%, 01/15/15               1,510           1,526
   Orcal Geothermal (C)
        6.210%, 12/30/20               1,392           1,358


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Pacific Gas & Electric
        6.050%, 03/01/34            $  4,135      $    3,901
   Power Contract Financing (C)
        6.256%, 02/01/10                 708             710
   Progress Energy
        6.850%, 04/15/12               4,110           4,302
   Public Service
        7.875%, 10/01/12               2,215           2,462
   Southern Capital Trust I
        8.190%, 02/01/37               1,160           1,221
   Swepco Capital Trust I (F)
        5.250%, 10/01/43               4,465           4,390
   TXU, Ser R
        6.550%, 11/15/34               4,705           4,177
   TXU Energy
        7.000%, 03/15/13                 460             475
                                                 -----------
                                                      74,965
                                                 -----------
Total Corporate Obligations
   (Cost $1,465,055) ($ Thousands)                 1,451,360
                                                 -----------

ASSET-BACKED SECURITIES -- 25.1%
AUTOMOTIVE -- 1.4%
   AESOP Funding, Ser 2003-4A,
     Cl A1 (C) (F)
        5.311%, 06/20/06               6,000           6,002
   AmeriCredit Automobile
     Receivables Trust,
     Ser 2003-DM, Cl A4
        2.840%, 08/06/10               3,859           3,787
   AmeriCredit Automobile
     Receivables Trust,
     Ser 2006-1, Cl A3
        5.110%, 10/06/10               1,768           1,755
   Capital Auto Receivables Asset
     Trust, Ser 2004-1, Cl A3
        2.000%, 11/15/07                 772             765
   Capital Auto Receivables Asset
     Trust, Ser 2004-2, Cl A2
        3.350%, 02/15/08                 781             773
   Capital Auto Receivables Asset
     Trust, Ser 2006-1, Cl A3
        5.030%, 10/15/09               5,459           5,418
   Capital One Prime Auto
     Receivables Trust,
     Ser 2006-1, Cl A3
        4.990%, 09/15/10               2,592           2,573
   Capital One Prime Auto
     Receivables, Ser 2006-1,
     Cl A4
        5.010%, 11/15/11                  96              95
   Chase Manhattan Auto Owner
     Trust, Ser 2003-A, Cl A4
        2.060%, 12/15/09               1,022           1,000



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           101

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Chase Manhattan Auto Owner
     Trust, Ser 2004-A, Cl A3
        2.080%, 05/15/08            $  1,410      $    1,398
   Ford Credit Auto Owner Trust,
     Ser 2005-A, Cl A2
        3.080%, 07/15/07                   8               8
   Ford Credit Auto Owner Trust,
     Ser 2005-A, Cl A3
        3.480%, 11/15/08              10,666          10,550
   Ford Credit Auto Owner Trust,
     Ser 2005-B, Cl A3
        4.170%, 01/15/09               1,657           1,640
   Ford Credit Auto Owner Trust,
     Ser 2006-A, Cl A4
        5.070%, 12/15/10               4,326           4,281
   Franklin Auto Trust,
     Ser 2005-1, Cl A2
        4.840%, 09/22/08                 764             762
   Harley Davidson Motorcycle
     Trust, Ser 2006-2, Cl A2
        5.350%, 03/15/13               1,068           1,068
   Honda Auto Receivables Trust,
     Ser 2003-5, Cl  A3
        2.300%, 10/18/07                 436             433
   Honda Auto Receivables Trust,
     Ser 2004-2, Cl A3
        3.300%, 06/16/08               4,520           4,477
   Hyundai Auto Receivables Trust,
     Ser 2005-A, Cl A4
        4.180%, 02/15/12               1,435           1,385
   Nissan Auto Lease Trust,
     Ser 2005-A, Cl A2
        4.610%, 01/15/08               1,588           1,584
   Nissan Auto Receivables Owner
     Trust, Ser 2005-B, Cl A2
        3.750%, 09/17/07                 484             483
   Nissan Auto Receivables Owner
     Trust, Ser 2006-A, Cl A3
        4.740%, 09/15/09                 207             205
   Nissan Auto Receivables Owner
     Trust, Ser 2006-A, Cl A4
        4.770%, 07/15/11               1,029           1,010
   Nissan Auto Receivables Owner
     Trust, Ser 2006-B, Cl A3
        5.160%, 02/15/10               1,151           1,146
   Triad Auto Receivables Owner
     Trust, Ser 2006-A, Cl A3
        4.770%, 01/12/11               2,577           2,546
   USAA Auto Owner Trust,
     Ser 2005-3, Cl A2
        4.520%, 06/16/08               1,557           1,550



--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   USAA Auto Owner Trust,
     Ser 2006-1, Cl A3
        5.010%, 09/15/10            $  1,249      $    1,241
   WFS Financial Owner Trust,
     Ser 2003-1, Cl A4
        2.740%, 09/20/10                 416             411
   WFS Financial Owner Trust,
     Ser 2003-4, Cl A4
        3.150%, 05/20/11                 651             639
   WFS Financial Owner Trust,
     Ser 2005-3, Cl A3A
        4.250%, 06/17/10                 871             860
   Wachovia Auto Owner Trust,
     Ser 2005-B, Cl A2
        4.820%, 02/20/09               2,669           2,660
                                                  ----------
                                                      62,505
                                                  ----------
CREDIT CARDS -- 0.7%
   Advanta Business Card Master
     Trust, Ser 2006-A1, Cl A1
        5.150%, 10/20/10               1,563           1,558
   Advanta Business Card Master
     Trust, Ser 2006-A3, Cl A3
        5.300%, 05/31/12               2,268           2,264
   Chase Credit Card Master Trust,
     Ser 2003-3, Cl A (F)
        5.191%, 06/15/06               2,634           2,640
   Chase Issuance Trust,
     Ser 2006-A3, Cl A3 (F)
        5.071%, 06/15/06               3,803           3,801
   Citibank Credit Card Issuance
     Trust, Ser 2004-A4, Cl A4
        3.200%, 08/24/09               4,935           4,802
   Citibank Credit Card Issuance
     Trust, Ser 2005-B1, Cl B1
        4.400%, 09/15/10               1,204           1,173
   Citibank Credit Card Issuance
     Trust, Ser 2006-A2, Cl A2
        4.850%, 02/10/11                 199             196
   Citibank Credit Card Issuance
     Trust, Ser 2006-A4, Cl A4
        5.450%, 05/10/13               3,130           3,117
   Citibank Credit Card Issuance
     Trust, Ser 2006-A5, Cl A5
        5.300%, 05/20/09               2,647           2,640
   MBNA Credit Card Master Note
     Trust, Ser 2003-A6, Cl A6
        2.750%, 10/15/10               5,750           5,472
   MBNA Credit Card Master Note
     Trust, Ser 2004-A4, Cl A4
        2.700%, 09/15/09               7,075           6,915
                                                  ----------
                                                      34,578
                                                  ----------

--------------------------------------------------------------------------------
102           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
MORTGAGE RELATED SECURITIES -- 22.3%
   AFC Home Equity Loan Trust,
     Ser 2000-1, Cl 2A (F)
        5.321%, 06/25/06            $  5,423      $    5,434
   Adjustable Rate Mortgage Trust,
     Ser 2005-8, Cl 4A11 (F)
        5.443%, 06/01/06              13,937          13,563
   American Home Mortgage
     Investment Trust, Ser 2005-4,
     Cl 1A3 (F)
        5.521%, 06/25/06               1,841           1,853
   Ameriquest Mortgage Securities,
     Ser 2004-R12, Cl A3 (F)
        5.361%, 06/08/06               2,352           2,354
   Amortizing Residential
     Collateral Trust CMO,
     Ser 2002-BC1, Cl A (F)
        5.421%, 06/25/06               1,022           1,023
   Asset-Backed Securities Home
     Equity Loan Trust,
     Ser 2001-HE3, Cl A1 (F)
        5.621%, 06/15/06                 587             588
   Asset Securitization,
     Ser 1996-D2, Cl A1
        6.920%, 02/14/29                 676             678
   Atlantic City Electric
     Transition Funding, Ser 2003-1
     Cl A1
        2.890%, 07/20/11                 278             267
   Banc of America Alternative Loan
     Trust, Ser 2004-5, Cl 4A1
        5.000%, 06/25/19               2,169           2,112
   Banc of America Alternative Loan
     Trust, Ser 2004-6, Cl 4A1
        5.000%, 07/25/19               2,510           2,418
   Banc of America Alternative Loan
     Trust, Ser 2006-4, Cl 4CB1
        6.500%, 05/25/36                 346             345
   Banc of America Commercial
     Mortgage, Ser 2002-PB2, Cl B
        6.309%, 06/11/35               1,075           1,105
   Banc of America Commercial
     Mortgage, Ser 2003-1, Cl A1
        3.878%, 09/11/36               8,086           7,680
   Banc of America Commercial
     Mortgage, Ser 2004-6, Cl A3
        4.512%, 12/10/42               5,620           5,310
   Banc of America Commercial
     Mortgage, Ser 2005-2, Cl A3
        4.611%, 07/10/43                 172             166
   Banc of America Commercial
     Mortgage, Ser 2005-3, Cl A4
        4.668%, 07/10/43              12,400          11,412
   Banc of America Commercial
     Mortgage, Ser 2005-5, Cl A4
        5.115%, 10/10/45               1,190           1,129

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Banc of America Funding,
     Ser 2005-B, Cl 2A1 (F)
        5.112%, 06/01/06            $  7,222      $    7,095
   Banc of America Mortgage
     Securities, Ser 2003-1,
     Cl 2A4
        5.000%, 02/25/18               5,017           4,817
   Bank of America Commercial
     Mortgage, Ser 2004-1, Cl A4
        4.760%, 11/10/39                 758             710
   Bear Stearns Commercial Mortgage
     Securities, Ser 2004-ESA, Cl B
        4.888%, 05/14/16                 588             577
   Bear Stearns Commercial Mortgage
     Securities, Ser 2004-PWR5,
     Cl A3
        4.565%, 07/11/42                 115             109
   Bear Stearns Commercial Mortgage
     Securities, Ser 2004-WPR6,
     Cl A6
        4.825%, 11/11/41               5,995           5,597
   Bear Stearns Commercial Mortgage
     Securities, Ser 2005-PWR8,
     Cl AAB
        4.581%, 06/11/41               2,777           2,600
   Bear Stearns Commercial Mortgage
     Securities, Ser 2006-T22,
     Cl AM (F)
        5.467%, 06/01/06               2,601           2,536
   Bear Stearns Commercial
     Mortgage, Ser 2004-ESA, Cl C
        4.937%, 05/14/16               4,343           4,268
   Bear Stearns, Ser 2006-AC1,
     Cl 1A1 (G)
        5.750%, 02/25/36               4,158           4,064
   CIGNA CBO, Ser 1996-1, Cl A2
     (C) (G) (H)
        6.460%, 11/15/08               4,987           5,031
   Capital One Multi-Asset
     Execution Trust, Ser 2003-C4,
     Cl C4
        6.000%, 08/15/13               2,727           2,759
   Capital One Multi-Asset
     Execution Trust, Ser 2005-A7,
     Cl A7
        4.700%, 06/15/15                 855             818
   Capital One Multi-Asset
     Execution Trust, Ser 2006-A6,
     Cl A6
        5.300%, 02/18/14               2,636           2,619
   Carrington Mortgage Loan Trust,
     Ser 2005-NC3, Cl A1B (F)
        5.241%, 06/27/06               2,683           2,684
   Carrington Mortgage Loan Trust,
     Ser 2005-OPT2, Cl A1B (F)
        5.231%, 06/27/06               1,216           1,216
   Chase Funding Mortgage Loan,
     Ser 2002-1, Cl 2A2 (F)
        5.331%, 06/25/06               2,522           2,525
   Chase Manhattan Commercial
     Mortgage Trust, Ser 99-C2,
     Cl A2
        7.546%, 11/17/32                 340             357
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           103

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Chase Mortgage Finance,
     Ser 2005-A1, Cl 2A3 (F)
        5.252%, 06/01/06            $ 13,166      $   12,836
   Cheyne High Grade, Ser 2004-1A,
     Cl AM1 (K) (F)
        5.180%, 11/10/06               7,999           7,999
   Commercial Mortgage Pass Through,
     Ser 2006-C7, Cl A1
        5.540%, 06/10/46               2,632           2,639
   Commercial Mortgage Pass-Through
     Certificate, Ser 1999-1,
     Cl E (F)
        7.226%, 06/01/06               2,163           2,234
   Commercial Mortgage Pass-Through
     Certificate, Ser 2000-C1,
     Cl C
        7.706%, 08/15/33                 637             683
   Commercial Mortgage Pass-Through
     Certificate, Ser 2005-C6,
     Cl A3
        5.144%, 06/10/44              12,600          12,193
   Commodore, Ser 2003-2A, Cl A1MM
     (F) (K)
        4.970%, 09/12/06               7,359           7,359
   Conseco Finance Home Loan Trust,
     Ser 2000-E, Cl M1
        8.130%, 08/15/31               4,203           4,353
   Conseco Finance Securitization,
     Ser 2000-4, Cl A6
        8.310%, 05/01/32                 950             772
   Contimortgage Home Equity Loan
     Trust, Ser 1997-2, Cl A9
        7.090%, 04/15/28                 114             113
   Contimortgage Home Equity Loan
     Trust, Ser 1997-5, Cl A6
        6.870%, 03/15/24                 324             321
   Countrywide Alternative Loan
     Trust, Ser 2004-27CB, Cl A1
        6.000%, 12/25/34               4,343           4,288
   Countrywide Alternative Loan
     Trust, Ser 2004-J1, Cl 1A1
        6.000%, 02/25/34               1,225           1,214
   Countrywide Alternative Loan
     Trust, Ser 2004-J6, Cl 2A1
        6.500%, 11/25/31               4,284           4,269
   Countrywide Alternative Loan
     Trust, Ser 2005-27, Cl 2A1 (F)
        5.361%, 06/01/06               7,567           7,567
   Countrywide Alternative Loan
     Trust, Ser 2005-27, Cl 3A2 (F)
        5.111%, 06/01/06               5,241           5,259
   Countrywide Alternative Loan
     Trust, Ser 2005-56, Cl 4A1 (F)
        5.391%, 06/25/06              17,096          17,151
   Countrywide Alternative Loan
     Trust, Ser 2005-59, Cl 1A1 (F)
        5.411%, 06/20/06              18,795          18,867



--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Countrywide Alternative Loan
     Trust, Ser 2005-59, Cl 2X, IO
     (E) (H)
        0.950%, 11/20/35            $ 38,868      $    1,555
   Countrywide Alternative Loan
     Trust, Ser 2005-72, Cl A1 (F)
        5.351%, 06/27/06               8,074           8,082
   Countrywide Alternative Loan
     Trust, Ser 2005-J4, Cl 2A1B (F)
        5.201%, 06/27/06                 712             712
   Countrywide Alternative Loan
     Trust, Ser 2006-7CB, Cl 1A9
        6.000%, 05/25/36                 668             662
   Countrywide Alternative Loan
     Trust, Ser 2006-OA2,
     Cl X1P IO (H)
        1.030%, 05/20/46              52,500           2,692
   Countrywide Asset-Backed
     Certificates, Ser 2001-BC3,
     Cl A (F)
        5.561%, 06/25/06                 143             143
   Countrywide Asset-Backed
     Certificates, Ser 2003-C2,
     Cl 2A1 (F)
        5.381%, 06/25/06                 115             115
   Countrywide Asset-Backed
     Certificates, Ser 2004-3N,
     Cl NOTE (C) (F)
        5.281%, 06/25/06                  35              35
   Countrywide Asset-Backed
     Certificates, Ser 2005-11,
     Cl AF1 (F)
        5.261%, 06/25/06               9,267           9,270
   Countrywide Asset-Backed
     Certificates, Ser 2005-12,
     Cl 1A1 (F)
        5.231%, 06/27/06               1,536           1,536
   Countrywide Asset-Backed
     Certificates, Ser 2005-BC4,
     Cl 2A1 (F)
        5.201%, 06/27/06                 940             940
   Countrywide Asset-Backed
     Certificates, Ser 2006-S1,
     Cl A2
        5.549%, 08/25/21               4,095           4,068
   Countrywide Home Equity Loan
     Trust, Ser 2004-K, Cl A2 (F)
        5.381%, 06/15/06               3,241           3,248
   Countrywide Home Equity Loan
     Trust, Ser 2005-F, Cl 2A (F)
        5.321%, 06/15/06              13,596          13,602
   Countrywide Home Equity Loan
     Trust, Ser 2005-H, Cl 2A (F)
        5.321%, 06/15/06              12,389          12,407
   Countrywide Home Loans,
     Ser 2005-R3, Cl AF (F)
        5.481%, 06/25/06              14,808          14,832
--------------------------------------------------------------------------------
104           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 1998-C2, Cl A2
        6.300%, 11/11/30            $  3,648      $    3,700
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2001-CP4, Cl A4
        6.180%, 12/15/35               4,517           4,618
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2001-MH29, Cl A (G)
        5.600%, 09/25/31               1,250           1,174
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2002-CKS4, Cl A2
        5.183%, 11/15/36               5,213           5,079
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2002-CP3, Cl A3
        5.603%, 07/15/35               2,563           2,550
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2003-C4, Cl A4
        5.137%, 08/15/36               4,567           4,397
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2003-CK2, Cl A4
        4.801%, 03/15/36                 119             113
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2004-C1, Cl A3
        4.321%, 01/15/37                  78              74
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2004-C2, Cl A1
        3.819%, 05/15/36              11,652          10,936
   Credit Suisse First Boston
     Mortgage Securities,
     Ser 2004-C2, Cl A2 (F)
        5.416%, 06/01/06               9,471           9,222
   Credit Suisse First Boston,
     Ser 2002-CKP1, Cl A3
        6.439%, 12/15/35               2,136           2,209
   Criimi Mae Commercial Mortgage,
     Ser 1998-C1, Cl A2 (C)
        7.000%, 06/02/33               2,726           2,754
   DB Master Finance, Ser 2006-1,
     Cl A2
        5.779%, 06/20/31               2,132           2,132
   DLJ Commercial Mortgage,
     Ser 1999-CG2, Cl A1B
        7.300%, 06/10/32               3,600           3,760
   DSLA Mortgage Loan Trust,
     Ser 2004-AR2, Cl A2B (F)
        5.480%, 06/19/06               8,393           8,429
   Delta Funding Home Equity Loan,
     Ser 1999-3, Cl A1A (F)
        5.491%, 06/15/06                 549             549
   Deutsche Mortgage and Asset
     Receivables, Ser 1998-C1,
     Cl A2
        6.538%, 06/15/31               5,399           5,458
   Duke Funding, Ser 2004-6B,
     Cl A1S1 (F) (K)
        5.093%, 04/09/07              11,998          11,998


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   EMC Mortgage Loan Trust,
     Ser 2002-AA, Cl A1 (C) (F)
        5.551%, 06/25/06            $  1,828      $    1,838
   EQCC Trust, Ser 2002-1,
     Cl 2A (F)
        5.381%, 06/25/06                 466             466
   Equivantage Home Equity Loan
     Trust, Ser 1997-2, Cl A3 (F)
        7.775%, 06/01/06                 566             564
   First Horizon, Ser 2004-HE2,
     Cl A (F)
        5.301%, 06/25/06               3,269           3,271
   First Union National Bank,
     Ser 2001-C4, Cl B
        6.417%, 12/12/33                 909             940
   Fleet Home Equity Trust,
     Ser 2001-1, Cl A (F)
        5.291%, 06/01/06                 314             314
   GE Capital Commercial Mortgage,
     Ser 2001-3, Cl A1
        5.560%, 06/10/38                 207             206
   GE Capital Commercial Mortgage,
     Ser 2001-3, Cl A2
        6.070%, 06/10/38               3,945           4,021
   GE Capital Commercial Mortgage,
     Ser 2002-2A, Cl A3
        5.349%, 08/11/36               2,303           2,263
   GE Capital Commercial Mortgage,
     Ser 2002-3A, Cl A2
        4.996%, 12/10/37               2,314           2,234
   GE Capital Commercial Mortgage,
     Ser 2003-C2, Cl A4
        5.145%, 07/10/37               3,135           3,027
   GE Capital Commercial Mortgage,
     Ser 2004-C3, Cl A4 (F)
        5.189%, 06/01/06               5,804           5,577
   GE Capital Mortgage Services,
     Ser 1997-HE3, Cl A6
        6.720%, 10/25/27                 280             279
   GMAC Commercial Mortgage
     Securities, Ser 2000-C2, Cl A2
        7.455%, 08/16/33               3,393           3,584
   GMAC Commercial Mortgage
     Securities, Ser 2002-C2, Cl A3
        5.713%, 10/15/38                 656             657
   GMAC Commercial Mortgage
     Securities, Ser 2004-C1, Cl A1
        3.118%, 03/10/38                 779             753
   GMAC Commercial Mortgage
     Securities, Ser 2004-C2, Cl A1
        3.896%, 08/10/38                 340             330
   GMAC Commercial Mortgage
     Securities, Ser 2006-C1, Cl A4
        5.238%, 06/01/06               2,640           2,522


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           105

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   GMAC Commercial Mortgage
     Securities, Ser2003-C3, Cl A4
        5.023%, 04/10/40            $  4,236      $    4,042
   GMAC Mortgage Loan Trust,
     Ser 2004-HE4, Cl A1 (F)
        5.361%, 06/25/06              17,467          17,491
   GS Mortgage Securities,
     Ser 1998-GLII, Cl A2
        6.562%, 04/13/31               5,672           5,757
   GS Mortgage Securities,
     Ser 2005-GG4, Cl AABA
        4.680%, 07/10/39               5,800           5,486
   GS Mortgage Securities,
     Ser 2006-C1, Cl B
        6.970%, 10/18/30                 868             892
   GSAMP Trust, Ser 2003-SEA,
     Cl A1 (F)
        5.481%, 06/25/06               3,613           3,634
   Goldman Sachs Mortgage
     Securities, Ser 1998-1,
     Cl A (C)
        8.000%, 09/19/27                   9              10
   Green Tree Financial,
     Ser 1996-5, Cl A6
        7.750%, 07/15/27               1,191           1,230
   Green Tree Financial,
     Ser 1998-6, Cl A6
        6.270%, 06/01/30                 272             272
   Harborview Mortgage Loan Trust,
     Ser 2005-01, Cl X, IO (F) (H)
        0.987%, 06/20/06              31,889             698
   Harborview Mortgage Loan Trust,
     Ser 2005-10, Cl X, IO (F) (H)
        1.109%, 06/20/06              45,900           1,320
   Harborview Mortgage Loan Trust,
     Ser 2005-12, Cl X2B, IO
     (F) (H)
        0.900%, 06/01/06              41,485           1,245
   Heller Financial Commercial
     Mortgage, Ser 1999-PH1,
     Cl C (F)
        7.052%, 06/15/06                 239             247
   Home Equity Mortgage Trust,
     Ser 2005-4, Cl A2A (F)
        5.191%, 01/25/36               5,810           5,810
   IMPAC CMB Trust, Ser 2003-12,
     Cl A1 (G)
        5.461%, 12/25/33               2,387           2,388
   Indymac Index Mortgage Loan
     Trust, Ser 2004-AR12, Cl AX2,
     IO (F) (H)
        0.930%, 06/01/06              31,533             759
   JPMorgan Chase Commercial
     Mortgage Security, Ser 2004-C3,
     Cl A1
        4.200%, 07/12/35                  91              87


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   JPMorgan Chase Commercial
     Mortgage Security, Ser 2004-C3,
     Cl A4
        4.657%, 01/15/42            $  4,000      $    3,780
   JPMorgan Chase Commercial
     Mortgage, Ser 2003-CB7,
     Cl A4 (F)
        4.879%, 06/12/06               2,875           2,722
   JPMorgan Chase Commercial
     Mortgage, Ser 2004-C3, Cl A2
        4.223%, 01/15/42              12,948          12,402
   JPMorgan Chase Commercial
     Mortgage, Ser 2005-CB12, Cl A4
        4.895%, 09/12/37                 530             495
   JPMorgan Chase Commercial
     Mortgage, Ser 2005-LDP4,
     Cl A4 (F)
        4.918%, 06/01/06               6,200           5,793
   JPMorgan Chase Commercial
     Mortgage, Ser 2006-CB14,
     Cl A3B
        5.671%, 12/12/44               2,536           2,489
   JPMorgan Mortgage Aquisition,
     Ser 2005-OPT2, Cl A3 (F)
        5.321%, 06/25/06               2,682           2,688
   JPMorgan Mortgage Trust,
     Ser 2004-A5, Cl 4A2
        4.850%, 12/25/34               8,778           8,597
   JPMorgan Mortgage Trust,
     Ser 2004-A5, Cl 4A4 (F)
        4.849%, 06/01/06              11,500          10,925
   JPMorgan Mortgage Trust,
     Ser 2005-A3, Cl 11A2 (F)
        4.511%, 06/25/06              13,065          12,220
   JPMorgan Mortgage Trust,
     Ser 2006-A2, Cl 2A2 (F)
        5.773%, 06/01/06              13,400          13,208
   JPMorgan Mortgage, Ser 2006-A3,
     Cl 3A4 (F)
        5.768%, 06/01/06              14,500          14,325
   LB Commercial Conduit Mortgage,
     Ser 1999-C2, Cl A1
        7.105%, 10/15/32               1,198           1,202
   LB Commercial Mortgage Trust,
     Ser 1999-C2, Cl B
        7.425%, 10/15/32                 361             380
   LB-UBS Commercial Mortgage Trust,
     Ser 2003-C7, Cl A4
        4.931%, 09/15/35               2,790           2,660
   LB-UBS Commercial Mortgage Trust,
     Ser 2005-C2, Cl A4
        4.998%, 04/15/30                 123             119


--------------------------------------------------------------------------------
106           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Lehman XS Trust, Ser 2005-5N,
     Cl 1A1 (F)
        5.381%, 06/01/06            $ 14,432     $    14,306
   Lehman XS Trust, Ser 2005-7N,
     Cl 1A1B (F)
        5.381%, 06/25/06               8,579           8,617
   Long Beach Mortgage Loan Trust,
     Ser 2006-4, Cl 2A1 (F)
        5.090%, 06/25/06              18,299          18,311
   MLCC Mortgage Investors,
     Ser 2004-B, Cl A3 (F)
        6.075%, 06/01/06               2,335           2,361
   Master Adjustable Rate Mortgages
     Trust, Ser 2004-13,
     Cl 3A7A (F)
        3.787%, 06/01/06              11,650          11,001
   Master Alternative Loans Trust,
     Ser 2004-4, Cl 1A1
        5.500%, 05/25/34               3,621           3,515
   Master Asset-Backed Securities
     Trust, Ser 2004-FRE1,
     Cl A2 (F)
        5.421%, 06/25/06                 414             414
   Master Asset-Backed Securities
     Trust, Ser 2004-OPT2,
     Cl A2 (F)
        5.431%, 06/26/06                 296             297
   Master Asset-Backed Securities
     Trust, Ser 2005-AB1,
     Cl A1B (F)
        5.143%, 06/01/06               1,934           1,921
   Master Reperforming Loan Trust,
     Ser 2005-1, Cl 1A1
        6.000%, 08/25/34               6,524           6,458
   Master Reperforming Loan Trust,
     Ser 2006-1, Cl 1A1F (F)
        5.441%, 06/25/06               2,838           2,833
   Master Seasoned Securities
     Trust, Ser 2005-2, Cl 2A1 (F)
        5.481%, 06/25/06               1,615           1,616
   Merrill Lynch Mortgage Investors,
     Ser 1998-C1, Cl A1
        6.310%, 11/15/26                  84              84
   Merrill Lynch Mortgage Investors,
     Ser 2004-A1, Cl 4A (F)
        5.347%, 06/01/06               8,834           8,568
   Merrill Lynch Mortgage Investors,
     Ser 2005-SD1, Cl A1 (F)
        5.261%, 06/25/06               1,497           1,497
   Merrill Lynch Mortgage Investors,
     Ser 2006-WMC2, Cl A2B (F)
        5.464%, 06/01/06                 699             695
   Merrill Lynch Mortgage Investors,
     Ser 2006-WMC2, Cl A2D (F)
        5.895%, 06/25/06               5,789           5,700
   Merrill Lynch Mortgage Trust,
     Ser 2004-KEY2, Cl A4 (F)
        4.864%, 06/01/06               3,106           2,899

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Merrill Lynch Mortgage Trust,
     Ser 2004-MKB1, Cl A3 (F)
        4.892%, 06/01/06            $    151      $      145
   Merrill Lynch Mortgage Trust,
     Ser 2005-CIP1, Cl AM (F)
        5.107%, 06/01/06               1,555           1,469
   Merrill Lynch Mortgage Trust,
     Ser 2005-CKI1, Cl A6 (F)
        5.245%, 06/01/06               2,044           1,967
   Merrill Lynch Mortgage Trust,
     Ser 2005-MCP1, Cl A4 (F)
        4.747%, 06/01/06               4,080           3,771
   Merrill Lynch Mortgage Trust,
     Ser 2005-MCP1, Cl AM (F)
        4.805%, 06/01/06               2,780           2,571
   Merrill Lynch Mortgage Trust,
     Ser 2006-C1, Cl AM (F)
        5.844%, 06/01/06               2,534           2,517
   Merrill Lynch Mortgage Trust,
     Ser 2006-C1, Cl B (F)
        5.844%, 06/01/06               2,890           2,854
   Metropolitan Asset Funding,
     Ser 1997-B, Cl A1D (C)
        7.130%, 03/20/12                 369             368
   Mid-State Trust, Ser 11, Cl A1
        4.864%, 07/15/38               3,768           3,521
   Morgan Stanley Capital I,
     Ser 2003-T11, Cl A4
        5.150%, 06/13/41               9,924           9,566
   Morgan Stanley Capital I,
     Ser 2004-HQ4, Cl A2
        3.920%, 04/14/40               1,380           1,340
   Morgan Stanley Capital I,
     Ser 2004-WMC2, Cl A2 (F)
        5.441%, 06/27/06               1,142           1,142
   Morgan Stanley Capital I,
     Ser 2005-HQ6, Cl A4A (J)
        4.989%, 08/13/42               7,269           6,845
   Morgan Stanley Capital I,
     Ser 2006-NC1, Cl A1 (F)
        5.161%, 06/27/06               3,319           3,320
   Morgan Stanley Dean Witter
     Capital, Ser 2000-LIF2, Cl A2
        7.200%, 10/15/33               5,075           5,332
   Morgan Stanley Dean Witter
     Capital, Ser 2000-LIFE, Cl A2
        7.570%, 11/15/36               3,422           3,606
   Morgan Stanley, Ser 2006-2,
     Cl A2 (F)
        5.191%, 06/25/06               1,137           1,138
   Nationslink Funding, Ser 1999-1,
     Cl 2
        6.316%, 01/20/31               6,320           6,407

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           107

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   New Century Home Equity Loan
     Trust, Ser 2005-B, Cl A2A (F)
        5.201%, 06/25/06            $ 11,911      $   11,913
   Newcastle CDO Limited,
     Ser 2005-6A, Cl IM1 (F) (K)
        5.142%, 04/24/07               3,200           3,198
   Nomura Asset Securities,
     Ser 1998-D6,  Cl A1C
        6.690%, 03/15/30                 166             174
   Northstar Education Finance,
     Ser 2005-1, Cl A5
        4.740%, 01/01/43               1,788           1,753
   Novastar Home Equity Loan,
     Ser 1998-2, Cl A2 (F)
        5.316%, 06/25/06                 343             343
   Novastar Home Equity Loan,
     Ser 2005-2, Cl A2B (F)
        5.231%, 06/27/06               1,218           1,218
   Novastar Home Equity Loan,
     Ser 2005-4, Cl A2A (F)
        5.171%, 06/25/06               4,872           4,873
   Oakwood Mortgage Investors,
     Ser 2002-C, Cl A, IO (H)
        6.000%, 08/15/10               7,856           1,274
   Oncor Electric Delivery
     Transition Bond, Ser 2003-1,
     Cl A2
        4.030%, 02/15/12               3,130           3,039
   Option One Mortgage Loan Trust,
     Ser 2001-4, Cl A (F)
        5.681%, 06/25/06                 771             772
   Option One Mortgage Loan Trust,
     Ser 2006-1, Cl 2A1 (F)
        5.151%, 06/27/06               2,218           2,218
   Origen Manufactured Housing,
     Ser 2002-A, Cl A1 (F)
        5.321%, 06/15/06                  93              93
   Ownit Mortgage Loan Asset-Backed
     Securities Trust, Ser 2006-1,
     Cl AF1 (G)
        5.424%, 12/25/36               1,290           1,282
   Park Place Securities NIM Trust,
     Ser 2004-MM1, Cl AM6 (F) (K)
        5.111%, 02/25/35               9,776           9,776
   RMAC, Ser 2004-NS3A, Cl A1
     (F) (K)
        5.080%, 09/12/06               2,863           2,863
   Renaissance Home Equity Loan
     Trust, Ser 2006-1, Cl AF3 (F)
        5.608%, 06/01/06                 998             991
   Residential Accredit Loans,
     Ser 2006-Q01, Cl 3A2 (F)
        5.411%, 06/27/06               3,936           3,944
   Residential Asset Mortgage
     Products, Ser 2003-RS3,
     Cl AII (F)
        5.441%, 06/25/06                 341             341

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Residential Asset Mortgage
     Products, Ser 2004-SL1, Cl A8
        6.500%, 11/25/31            $  3,127      $    3,150
   Residential Asset Mortgage
     Products, Ser 2004-SL3, Cl A2
        6.500%, 12/25/31               5,188           5,183
   Residential Asset Securities,
     Ser 2002-KS7, Cl A2 (F)
        5.451%, 06/25/06               2,167           2,168
   Residential Asset Securitization
     Trust, Ser 2004-IP2, Cl 2A1
        5.239%, 12/25/34               5,401           5,347
   Residential Funding Mortgage
     Securities, Ser 2000-HI1,
     Cl AI7 (G)
        8.290%, 02/25/25               3,631           3,634
   Residential Funding Mortgage
     Securities, Ser 2005-HS1,
     Cl AI1 (F)
        5.201%, 06/25/06              12,198          12,169
   SLM Student Loan Trust,
     Ser 2001-1, Cl A6
        3.460%, 07/25/39               1,161           1,102
   Salomon Brothers Mortgage
     Securities VII, Ser 2001-C2,
     Cl A3
        6.499%, 10/13/11               2,570           2,661
   Saturn Ventures II (F) (K)
        5.129%, 08/07/06              14,929          14,929
   Securitized Asset Backed
     Receivables LLC, Ser 2005-FR4,
     Cl A3 (F)
        5.281%, 06/25/06               5,152           5,157
   Specialty Underwriting &
     Residential Finance,
     Ser 2005-BC4, Cl A2A (F)
        5.191%, 06/25/06               2,294           2,295
   Start, Ser 2003-1, Cl X (F)
        4.130%, 07/21/06               5,104           5,066
   Start, Ser 2003-2, Cl X (F)
        4.600%, 07/21/06               2,352           2,352
   Structured Adjustable Rate
     Mortgage Loan, Ser 2005-19XS,
     Cl 1A1 (F)
        5.401%, 06/26/06              19,081          19,181
   Structured Asset Investment Loan
     Trust, Ser 2005-11, Cl A4 (F)
        5.171%, 06/25/06               2,365           2,365
   Structured Asset Investment Loan
     Trust, Ser 2005-11, Cl A6 (F)
        5.301%, 06/25/06               1,293           1,295
   Structured Asset Investment Loan
     Trust, Ser 2005-5, Cl A2 (F)
        5.171%, 06/27/06                 209             209


--------------------------------------------------------------------------------
108           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   TIAA Real Estate CDO,
     Ser 2003 1A, Cl A1MM (K) (F)
        5.030%, 06/28/07            $ 10,330      $   10,330
   TMS SBA Loan Trust, Ser 1999-1,
     Cl A (F)
        5.800%, 06/15/06                 262             260
   Terwin Mortgage Trust,
     Ser 2005-9HGS, Cl A1 (C) (F)
        4.000%, 06/01/06               7,685           7,585
   Thornburg Mortgage Securities
     Trust, Ser 2005-3, Cl 2A1 (F)
        5.321%, 06/25/06              16,177          16,171
   Thornburg Mortgage Securities
     Trust, Ser 2006-1, Cl A3 (F)
        5.251%, 06/01/06              26,466          26,406
   WMALT Mortgage Pass Through,
     Ser 2006-AR4, Cl DA (F)
        4.981%, 06/01/06               6,000           6,000
   WMALT Mortgage Pass Through,
     Ser 2006-2, Cl 2CB
        6.500%, 03/25/36                   3               3
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2003-C6,
     Cl A3
        4.957%, 08/15/35                 840             815
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2003-C8,
     Cl A3
        4.445%, 11/15/35                 931             889
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2004-C10,
     Cl A4
        4.748%, 02/15/41               2,117           1,976
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2004-C15,
     Cl A4
        4.803%, 10/15/41               2,620           2,439
   Wachovia Bank Commercial
     Mortgage Trust, Ser 2005-C21,
     Cl A4 (F)
        5.196%, 06/01/06               1,881           1,805
   Washington Mutual Asset
     Securities, Ser 2005-C1A,
     Cl AJ (C) (F)
        5.190%, 06/25/06               2,220           2,161
   Washington Mutual Mortgage,
     Ser 2003-MS1, Cl 1A
        5.000%, 02/25/18               1,791           1,716
   Washington Mutual Mortgage,
     Ser 2003-MS2, Cl 3A1
        5.000%, 03/25/18               6,111           5,863
   Washington Mutual, Ser 2002-AR18,
     Cl A (F)
        4.124%, 06/01/06               3,024           3,007

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Washington Mutual, Ser 2005-AR13,
     Cl A1A1 (F)
        5.371%, 06/25/06            $ 12,581      $   12,654
   Washington Mutual, Ser 2005-AR15,
     Cl A1A2 (F)
        5.361%, 06/25/06              16,645          16,695
   Washington Mutual, Ser 2005-AR16,
     Cl 1A4A (F)
        5.121%, 06/25/06              13,585          13,133
   Washington Mutual, Ser 2005-AR18,
     Cl 3A1 (F)
        5.627%, 06/01/06               5,836           5,680
   Washington Mutual, Ser 2005-Ar19,
     Cls A1A2 (F)
        5.371%, 06/25/06              20,812          20,878
   Washington Mutual, Ser 2006-1,
     Cl 3A2
        5.750%, 02/25/36               7,229           7,138
   Washington Mutual, Ser 2006-AR1,
     Cl 1A1B (F)
        5.081%, 06/01/06               6,875           6,866
   Wells Fargo Mortgage-Backed
     Securities Trust, Ser 2004-S,
     Cl A7 (F)
        3.540%, 06/01/06                 280             266
   Wells Fargo, Ser 2004-H,
     Cl A-1 (F)
        4.527%, 06/01/06               6,970           6,710
   Wells Fargo, Ser 2005-AR14,
     Cl A1 (F)
        5.388%, 06/01/06               1,585           1,580
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMMD (F) (K)
        4.930%, 06/15/06               3,999           3,999
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMME (F) (K)
        4.930%, 09/15/06               2,400           2,400
   Witherspoon CDO Funding (F) (K)
        5.091%, 09/15/06              11,199          11,199
                                                  ----------
                                                   1,033,130
                                                  ----------
OTHER ASSET-BACKED SECURITIES -- 0.7%
   Comed Transitional Funding Trust,
     Ser 1998-1, Cl A7
        5.740%, 12/25/10                 982             986
   Credit-Based Asset Servicing,
     Ser 2006-CB2, Cl AF2
        5.501%, 12/25/36               1,999           1,997
   Embarcadero Aircraft, Ser 2000-A,
     Cl A1 (C) (F)
        5.561%, 06/15/06               4,465           3,550
   Encore Credit Receivables Trust,
     Ser 2005-3, Cl 2A1 (F)
        5.201%, 06/26/06               1,524           1,525

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           109

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   MSDWCC Heloc Trust, Ser 2005-1,
     Cl A (F)
        5.271%, 06/25/06            $  1,329      $    1,330
   Massachusetts RRB Special
     Purpose Trust, Ser 2001-1,
     Cl A
        6.530%, 06/01/15               1,672           1,729
   PG&E Energy Recovery Funding,
     Ser 2005-1, Cl A2
        3.870%, 06/25/11               1,424           1,389
   PG&E Energy Recovery Funding,
     Ser 2005-1, Cl A4
        4.370%, 06/25/14               1,509           1,433
   PG&E Energy Recovery Funding,
     Ser 2005-2, Cl A1
        4.850%, 06/25/11               4,056           4,023
   PG&E Energy Recovery Funding,
     Ser 2005-2, Cl A3
        5.120%, 12/25/14               1,840           1,796
   Peco Energy Transition Trust,
     Ser 2001-A, Cl A1
        6.520%, 12/31/10               1,640           1,697
   SLM Student Loan Trust,
     Ser 2004-1, Cl A2 (F)
        5.240%, 07/25/06               1,529           1,534
   SLM Student Loan Trust,
     Ser 2005-7, Cl A3
        4.410%, 07/25/25               1,886           1,849
   SLM Student Loan Trust,
     Ser 2005-8, Cl A4
        4.250%, 01/25/28               5,023           4,891
   Stingray Pass-Through Trust (C)
        5.902%, 01/12/15               4,300           4,040
                                                  ----------
                                                      33,769
                                                  ----------
Total Asset-Backed Securities
   (Cost $1,181,165) ($ Thousands)                 1,163,982
                                                  ----------

FOREIGN BONDS -- 0.3%
   Canadian Government Real Return
     Inflation Index Note (TIPS)
        4.000%, 12/01/31               4,137           5,424
   Queensland Treasury, Ser 11G
        6.000%, 06/14/11              11,500           8,710
                                                  ----------
Total Foreign Bonds
   (Cost $13,754) ($ Thousands)                       14,134
                                                  ----------

TREASURY OBLIGATIONS -- 21.8%
   Canada Treasury Bill (E)
        4.962%, 09/20/06               2,270           2,231


--------------------------------------------------------------------------------
                                          Face Amount    Market Value
Description                             ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   U.S. Treasury Bonds
        8.125%, 08/15/19 (J)                $  6,559        $   8,298
        7.125%, 02/15/23 (J)                   4,442            5,298
        6.250%, 08/15/23 to 05/15/30 (J)      59,520           65,905
        6.125%, 11/15/27 to 08/15/29 (J)      35,265           38,795
        6.000%, 02/15/26 (J)                  17,140           18,479
        5.375%, 02/15/31 (J)                  10,254           10,371
        5.250%, 02/15/29                       2,170            2,147
        4.500%, 02/15/16 to 02/15/36 (J)      24,446           22,043
        3.875%, 04/15/29 (D)                   1,871            2,338
        3.625%, 04/15/28 (D) (J)              31,001           37,149
        2.375%, 01/15/25 (D) (J)              19,733           19,392
        2.000%, 01/15/26 (D) (J)               2,275            2,104
   U.S. Treasury Notes
        6.500%, 10/15/06                         330              332
        5.125%, 05/15/16 (J)                  25,742           25,762
        5.000%, 08/15/11 (J)                  16,231           16,220
        4.875%, 05/31/08 to 05/31/11          47,477           47,179
        4.875%, 04/30/08 to 02/15/12 (J)     158,545          157,523
        4.750%, 03/31/11 (J)                   1,283            1,267
        4.625%, 02/29/08 (J)                   3,776            3,749
        4.500%, 02/28/11 to 11/15/15 (J)      19,832           18,963
        4.375%, 01/31/08 to 12/15/10 (J)      50,065           48,935
        4.250%, 10/15/10 to 08/15/15 (J)     150,636          142,271
        4.000%, 06/15/09 to 04/15/10 (J)      27,180           26,394
        3.875%, 09/15/10 (J)                     370              354
        3.750%, 05/15/08 (J)                   9,730            9,500
        3.500%, 08/15/09 to 02/15/10 (J)      93,269           88,810
        3.375%, 02/15/08 to 10/15/09 (J)      79,292           76,080
        3.375%, 01/15/12(D)                      259              273
        3.125%, 10/15/08 (J)                   2,230            2,136
        3.125%, 09/15/08                         110              105
        2.000%, 07/15/14 (D) (J)               9,220            8,939
        1.875%, 07/15/13 to 07/15/15 (D)(J)   38,328           36,670
   U.S. Treasury STRIPS (A)
        5.865%, 11/15/21 (J)                  23,570           10,282
        4.691%, 05/15/16                       3,425            2,043
        4.243%, 08/15/09 (J)                  63,673           54,316
                                                           ----------
Total Treasury Obligations
   (Cost $1,034,822) ($ Thousands)                          1,012,653
                                                           ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.3%
   FHLB
        5.100%, 03/06/08                       2,275           2,265
        4.750%, 08/17/07                       4,295           4,265
        3.625%, 11/14/08 (J)                     100              96
   FHLB CMO, Ser 2015, Cl A
        5.460%, 11/27/15                      23,462          23,463
        5.065%, 10/20/15                       2,430           2,343


--------------------------------------------------------------------------------
110           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   FHLMC
        6.625%, 09/15/09 (J)        $ 25,209      $   26,186
        5.875%, 03/21/11               1,591           1,611
        5.625%, 11/23/35 (J)           5,250           4,803
        5.250%, 04/18/16               2,652           2,605
        5.150%, 01/24/11               7,236           7,117
        5.125%, 04/18/08 (J)           2,211           2,203
        4.875%, 02/17/09 (J)           4,319           4,271
        4.125%, 07/12/10 (J)          12,573          12,004
        4.000%, 08/17/07               2,091           2,058
   FHLMC CMO, Ser 1, Cl Z
        9.300%, 04/15/19                  50              53
   FHLMC CMO, Ser 1081, Cl K
        7.000%, 05/15/21                 840             839
   FHLMC CMO, Ser 1101, Cl M
        6.950%, 07/15/21                 462             461
   FHLMC CMO, Ser 1611, Cl Z
        6.500%, 11/15/23               9,340           9,448
   FHLMC CMO, Ser 1983, Cl Z
        6.500%, 12/15/23               1,399           1,419
   FHLMC CMO, Ser 2043, Cl CJ
        6.500%, 04/15/28               3,719           3,774
   FHLMC CMO, Ser 2389, Cl CD
        6.000%, 03/15/16               4,017           4,034
   FHLMC CMO, Ser 2515, Cl MG
        4.000%, 09/15/17               4,094           3,885
   FHLMC CMO, Ser 2542, Cl ES
        5.000%, 12/15/17               3,680           3,527
   FHLMC CMO, Ser 2544, Cl IW, IO
        5.500%, 03/15/26               2,975             157
   FHLMC CMO, Ser 2579, Cl PI, IO
        5.500%, 03/15/27               1,308              61
   FHLMC CMO, Ser 2631, Cl MT
        3.500%, 01/15/22               2,392           2,339
   FHLMC CMO, Ser 2645, Cl MK
        3.500%, 07/15/22               1,946           1,895
   FHLMC CMO, Ser 2731, Cl PK
        3.500%, 05/15/26              15,813          15,327
   FHLMC CMO, Ser 2733, Cl ME
        5.000%, 01/15/34               6,302           5,649
   FHLMC CMO, Ser 2736, Cl DB
        3.300%, 11/15/26               3,203           3,063
   FHLMC CMO, Ser 2809, Cl HX, IO
        6.000%, 10/15/24               3,875             204
   FHLMC CMO, Ser 2890, Cl AP
        3.750%, 12/15/11               4,789           4,635
   FHLMC CMO, Ser 2893, Cl PA
        4.000%, 04/15/25               5,394           5,253
   FHLMC CMO, Ser 2945, Cl SA (F)
        3.148%, 06/15/06               7,957           7,083



--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   FHLMC CMO, Ser 2957, Cl KJ
        4.500%, 10/15/24            $ 15,372      $   15,060
   FHLMC CMO, Ser 2960, Cl EH
        4.500%, 05/15/24               1,721           1,688
   FHLMC CMO, Ser 2963, Cl Wl
        4.500%, 07/15/25               3,288           3,218
   FHLMC CMO, Ser 2982, Cl LC
        4.500%, 01/15/25               4,982           4,877
   FHLMC CMO, Ser 3000, Cl PA
        3.900%, 01/15/23               4,710           4,527
   FHLMC CMO, Ser 3014, Cl NA
        4.500%, 11/15/25               9,064           8,854
   FHLMC CMO, Ser 3019, Cl VM
        5.000%, 08/15/16               2,277           2,208
   FHLMC CMO, Ser 3035, Cl DM
        5.500%, 11/15/25               3,056           3,045
   FHLMC CMO, Ser 3044, Cl MD
        5.500%, 02/15/35              12,069          11,545
   FHLMC CMO, Ser 3059, Cl CA
        5.000%, 03/15/25               8,383           8,283
   FHLMC CMO, Ser 3086, Cl PA
        5.500%, 05/15/26               6,297           6,275
   FHLMC, Ser 2941, Cl WA
        5.000%, 11/15/24               4,479           4,428
   FHLMC, Ser 2948, Cl QA
        5.000%, 10/15/25               5,011           4,952
   FHLMC, Ser 3017, Cl TA
        4.500%, 08/15/35               3,807           3,613
   FHLMC, Ser 3020, Cl MA
        5.500%, 04/15/27               6,191           6,168
   FHLMC, Ser 3026, Cl GJ
        4.500%, 02/15/29               3,037           2,960
   FHLMC, Ser 3068, Cl AK
        4.500%, 03/15/27               6,745           6,273
   FHLMC, Ser 3117, Cl PC
        5.000%, 06/15/31               7,635           7,355
   FHLMC, Ser 3117, Cl PH
        5.000%, 11/15/21               9,659           9,568
   FNMA
        6.625%, 11/15/10               1,899           1,991
        6.000%, 05/15/11 (J)          12,644          12,965
        5.250%, 08/01/12               4,248           4,168
        4.750%, 08/10/07               2,148           2,133
        4.625%, 10/15/13               4,702           4,478
        4.250%, 09/15/07               1,250           1,233
        3.875%, 07/15/08               4,581           4,449
        1.730%, 09/25/06 (A) (B)       3,670           3,610
   FNMA CMO, Ser 1999-11, Cl Z
        5.500%, 03/25/29               5,102           4,958
   FNMA CMO, Ser 2001-60, Cl JZ
        6.000%, 03/25/31                 439             438



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           111

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   FNMA CMO, Ser 2002-94, Cl BJ, IO
        5.500%, 04/25/16            $    723      $       51
   FNMA CMO, Ser 2003-113, Cl PN
        3.500%, 02/25/13               1,889           1,842
   FNMA CMO, Ser 2003-76, Cl DE
        4.000%, 09/25/31              11,396          10,559
   FNMA CMO, Ser 2003-92, Cl KQ
        3.500%, 06/25/23               3,297           3,208
   FNMA CMO, Ser 2004-88, Cl HA
        6.500%, 07/25/34               2,840           2,887
   FNMA CMO, Ser 2005-57, Cl EG (F)
        5.381%, 06/25/06               4,349           4,347
   FNMA CMO, Ser 2005-65, Cl WG
        4.500%, 08/25/26               4,928           4,829
   FNMA CMO, Ser 2005-77, Cl BX
        4.500%, 07/25/28              25,554          25,003
   FNMA CMO, Ser 2005-92, Cl NM
        3.500%, 04/25/13               1,993           1,945
   FNMA CMO, Ser 45, Cl BA
        4.500%, 11/25/14                 315             310
   FNMA CMO, Ser 51, Cl KC
        4.500%, 01/25/25                 139             136
   FNMA CMO, Ser 63, Cl QP
        3.500%, 10/25/31               8,614           7,917
   FNMA, Ser 2002-T11, Cl A
        4.768%, 04/25/12                 394             387
   FNMA, Ser 2003-T1, Cl A
        3.807%, 11/25/12               1,196           1,136
   FNMA, Ser 2005-61, Cl ED
        5.500%, 04/25/26               5,506           5,474
   FNMA, Ser 2005-63, Cl HA
        5.000%, 04/25/23               5,489           5,361
   FNMA, Ser 2006-16, Cl EV
        5.500%, 02/25/17               3,427           3,362
   FNMA, Ser 2006-18, Cl PA
        5.500%, 01/25/26               3,521           3,498
   FNMA, Ser 2006-29, Cl PA
        5.500%, 08/25/26               7,997           7,959
   FNMA, Ser 2006-31, Cl PA
        5.500%, 11/25/26               3,467           3,448
   FNMA, Ser 2006-41, Cl MA
        5.500%, 04/25/24               3,566           3,550
   FNMA, Ser 2006-53, Cl PD
        5.500%, 12/25/34               5,996           5,745
   GNMA CMO, Ser 2001-18, Cl WH (F)
        8.957%, 06/20/06                 360             355
   GNMA CMO, Ser 2002-51, Cl SG (F)
       10.483%, 06/20/06                 316             337
   GNMA CMO, Ser 2003-58, Cl LG, IO
        5.500%, 05/17/29               3,000             402
   GNMA CMO, Ser 2003-82, Cl IO, IO
        5.500%, 03/20/29               5,737             455



--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   GNMA CMO, Ser 2004-80, Cl IP, IO
        5.500%, 07/20/34            $  8,767      $      933
   GNMA CMO, Ser 2004-87, Cl LI, IO
        5.000%, 12/20/28               8,397             739
   GNMA CMO, Ser 2006-3, Cl A
        4.212%, 01/16/28                 973             938
                                                  ----------
Total U.S. Government Agency Obligations
   (Cost $438,567) ($ Thousands)                     430,829
                                                  ----------

COMMERCIAL PAPER (A) -- 7.5%
   Brahms Funding (K)
        5.051%, 06/01/06              15,998          15,933
   Broadhollow Funding (K)
        5.081%, 06/09/06               3,999           3,983
        5.079%, 06/26/06               9,599           9,564
        5.073%, 06/19/06              13,598          13,537
        5.062%, 06/05/06               7,999           7,964
   Buckingham CDO (K)
        5.092%, 06/23/06               7,999           7,964
        5.087%, 06/08/06              15,998          15,946
   DaimlerChrysler
        5.140%, 06/26/06               8,300           8,270
   Elysian Funding LLC (K)
        5.170%, 07/10/06              15,998          15,859
        5.134%, 06/30/06               7,999           7,931
        5.123%, 06/05/06               7,999           7,963
   General Electric Capital
        5.450%, 06/01/06              13,751          13,749
   Hardwood Street Funding II (K)
        5.074%, 06/13/06               1,403           1,400
   KKR Pacific Funding Trust (K)
        5.082%, 06/22/06              15,998          15,928
        5.082%, 06/23/06               7,999           7,964
        5.081%, 06/07/06              15,998          15,931
   Main Street Warehouse Funding (K)
        5.090%, 06/16/06               9,599           9,561
        5.079%, 06/05/06               7,999           7,969
        5.078%, 06/02/06               1,440           1,438
   Ocala Funding LLC (K)
        5.112%, 06/30/06               2,400           2,389
        5.092%, 06/09/06              25,314          25,203
   Park Granada LLC (K)
        5.045%, 06/29/06               7,999           7,928
   Rabobank
        4.980%, 06/01/06              17,223          17,223
   Rams Funding (K)
        5.094%, 06/14/06              18,642          18,555
        5.091%, 06/21/06              15,998          15,933
   Rhineland Funding Capital (K)
        5.026%, 06/26/06              15,998          15,821


--------------------------------------------------------------------------------
112           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description             ($ Thousands)/Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Socnam
        5.050%, 06/01/06            $ 17,223      $   17,223
   Thornburg Mortgage Capital
     Resource (K)
        5.092%, 06/19/06              11,199          11,150
        5.092%, 06/23/06               5,183           5,161
   Transamerica Securities (K)
        5.100%, 06/28/06               6,444           6,406
   UBS
        5.050%, 06/01/06              17,223          17,223
                                                  ----------
Total Commercial Paper
   (Cost $349,069) ($ Thousands)                     349,069
                                                  ----------

CASH EQUIVALENTS -- 1.2%
   Evergreen Select Money Market
     Fund, Institutional Class,
     4.880%**                        365,054             365
   SEI Daily Income Trust,
     Prime Obligation Fund, Cl A,
     4.980%**++                   56,110,740          56,111
                                                  ----------
Total Cash Equivalents
   (Cost $56,476) ($ Thousands)                       56,476
                                                  ----------

MASTER NOTE (A) (K) -- 0.9%
   Bank of America
        5.133%, 06/01/06              39,995          39,995
                                                  ----------
Total Master Note
   (Cost $39,995) ($ Thousands)                       39,995
                                                  ----------

TIME DEPOSIT (K) -- 0.7%
   Societe General
        5.080%, 06/01/06              31,996          31,996
                                                  ----------
Total Time Deposit
   (Cost $31,996) ($ Thousands)                       31,996
                                                  ----------

PREFERRED STOCK -- 0.1%
   Aegon                              22,000             554
   Merrill Lynch                      68,000           1,689
   Metlife                            74,666           1,830
   National Rural Utilities
     Cooperative Finance              13,000             281
                                                  ----------
Total Preferred Stock
   (Cost $4,481) ($ Thousands)                         4,354
                                                  ----------


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description          ($ Thousands)/Contracts   ($ Thousands)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 0.1%
   Brazos Higher Education Authority
     RB, Ser 2006-1, Cl A2R
        5.030%, 12/01/41            $  2,579      $    2,579
   Michigan Tobacco Settlement
     Finance, Ser A
        7.309%, 06/01/34               2,185           2,185
                                                  ----------
Total Municipal Bonds
   (Cost $4,764) ($ Thousands)                         4,764
                                                  ----------

PURCHASED OPTIONS -- 0.0%
   September 2006 90 Day Euro
     Futures Call, Expires 09/18/06,
     Strike Price $94.75*                 90              10
   September 2006 90 Day Euro
     Futures Call, Expires 09/18/06,
     Strike Price $95*                   143               5
                                                  ----------
Total Purchased Options
   (Cost $182) ($ Thousands)                              15
                                                  ----------

CERTIFICATE OF DEPOSIT (K) -- 0.1%
   U.S. Trust of New York
        5.121%, 03/13/07               6,399           6,399
                                                 -----------
Total Certificate of Deposit
   (Cost $6,399) ($ Thousands)                         6,399
                                                 -----------

REPURCHASE AGREEMENTS (N) -- 11.8%
   Barclays Capital
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $42,872,922
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $888,049-$31,995,997, 0.000%-
     4.300%, 04/09/07-5/12/08, total
     market value $43,724,920)(K)     42,867          42,867
   Deutsche Bank
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $52,880,597
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $294,523-$16,063,590, 0.000%-
     5.600%, 08/29/06-10/29/18, total
     market value $53,930,976)(K)     52,873          52,873



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           113

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description          ($ Thousands)/Contracts   ($ Thousands)
--------------------------------------------------------------------------------
   Lehman Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $96,632,424
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $11,196,999-$95,987,990, 8.125%-
     9.375%, 10/15/19-01/15/30, total
     market value $98,551,476)(K)    $96,619      $   96,619
   Merrill Lynch
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $356,849,655
     (collateralized by Asset-Backed
     securities, ranging in par value
     $550,000-$50,000,000, 0.000%-
     0.000%, 10/15/18-04/15/28, total
     market value $363,915,650)      356,800         356,800
                                                  ----------
Total Repurchase Agreements
(Cost $549,159) ($ Thousands)                        549,159
                                                  ----------
Total Investments -- 143.0%
(Cost $6,723,550) ($ Thousands)                    6,643,333
                                                  ----------

WRITTEN OPTIONS -- 0.0%
   September 2006 90 Day Euro
     Futures Call, Expires 09/18/06,
     Strike Price $95.25*               (143)             (4)
   September 2006 U.S. Long
     Bond Put, Expires 08/25/06,
     Strike Price $105*                 (142)           (154)
   September 2006 U.S. Ten
     Year Treasury Note Call,
     Expires 08/25/06,
     Strike Price $105*                 (194)           (173)
   September 2006 U.S. Ten
     Year Treasury Note Call,
     Expires 08/25/06,
     Strike Price $106*                  (95)            (46)
   September 2006 U.S. Ten
     Year Treasury Note Call,
     Expires 08/25/06,
     Strike Price $107*                  (95)            (22)
                                                  ----------
Total Written Options
   (Premiums Received $(471)) ($ Thousands)             (399)
                                                  ----------



A summary of the open futures contracts held by the Fund at May 31,
2006, is as follows: (see Note 2 in Notes to Financial Statements)
--------------------------------------------------------------------------------
                                                                 UNREALIZED
                                                                APPRECIATION
   TYPE OF                  NUMBER OF        EXPIRATION        (DEPRECIATION)
   CONTRACT                 CONTRACTS           DATE            ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$                 1,336            Sep-2006               $(1,455)
90-Day Euro$                   510            Mar-2007                  (798)
90-Day Euro$                   691            Sep-2007                  (552)
90-Day Euro$                   504            Dec-2006                  (943)
U.S. 2-Year Note               270            Oct-2006                   (90)
U.S. 5-Year Note                19            Sep-2006                   (10)
U.S. 5-Year Note               757            Jun-2006                  (621)
U.S. 5-Year Note               762            Sep-2006                  (170)
U.S. 10-Year Note               42            Sep-2006                     6
U.S. 10-Year Note              163            Jun-2006                  (477)
U.S. 10-Year Note              120            Sep-2006                   (24)
U.S. Long Treasury Bond        (51)           Jun-2006                   350
U.S. Long Treasury Bond          1            Sep-2006                    (1)
                                                                    --------
                                                                    $ (4,785)
                                                                    ========

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                          CURRENCY TO         CURRENCY TO      NET UNREALIZED
 MATURITY                   DELIVER             RECEIVE         DEPRECIATION
  DATE                    (THOUSANDS)        ($ THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
8/8/06                 AUD       11,980     USD        8,901           $(114)
8/8/06                 CAD        6,242     USD        5,500            (181)
                                                                       -----
                                                                       $(295)
                                                                       =====

A summary of the outstanding Credit Default Swap agreements held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                      NOTIONAL    NET UNREALIZED
                                        EXPIRATION     AMOUNT      DEPRECIATION
DESCRIPTION                                DATE     ($ THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives semi-annual payment
     of 0.950% (1.900%per annum)
     times notional amount of GSAMP
     Trust, Ser 2005-HE1, Cl B2,
     5.014%, 02/02/13. Upon a defined
     credit event Fund pays notional
     amount and takes receipt of a
     defined deliverable obligation.
     (Counterparty: Citibank)             11/25/34     $ 600               $ (8)
   Fund receives semi-annual payment
     of 0.950% (1.900% per annum)
     times notional amount of ACE -
     Securities, Ser 2004-RM2, Cl B1,
     5.014%, 01/25/35. Upon a defined
     credit event Fund pays notional
     amount and takes receipt of a
     defined deliverable obligation.
     (Counterparty: Citibank)             01/25/35       600                 (7)
   Fund receives semi-annual payment
     of 1.675% (3.350% per annum)
     times notional amount of Aegis Asset-
     Backed Securities Trust, Ser 2004-5,
     Cl B3, 6.814%, 12/25/34. Upon
     a defined credit event Fund pays
     notional amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             12/25/34       600                (12)



--------------------------------------------------------------------------------
114           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                      NOTIONAL    NET UNREALIZED
                                        EXPIRATION     AMOUNT      DEPRECIATION
DESCRIPTION                                DATE     ($ THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives semi-annual payment
     of 1.025% (2.050% per annum)
     times notional amount of Ameriquest
     Mortgage Securities, Ser 2004-R6,
     Cl M3, 5.464%, 07/25/34. Upon
     a defined credit event Fund pays
     notional amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             07/25/34     $ 600               $ (7)
   Fund receives semi-annual payment
     of 0.975% (1.950% per annum)
     times notional amount of CDC
     Mortgage Capital Trust, Ser 2004-HE3,
     Cl B2, 5.264%, 11/25/34. Upon
     a defined credit event Fund pays
     notional amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             11/25/34       600                 (6)
   Fund receives semi-annual payment
     of 0.975% (1.950% per annum)
     times notional amount of Countrywide
     Asset-Backed Certificates, Ser 2004-12,
     Cl MV8, 5.114%, 11/25/34. Upon
     a defined credit event Fund pays
     notional amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             11/25/34       600                 (7)
   Fund receives semi-annual payment
     of 1.025% (2.050% per annum)
     times notional amount of Countrywide
     Asset-Backed Certificates, Ser 2004-6,
     Cl M8, 5.514%, 05/25/34. Upon
     a defined credit event Fund pays
     notional  amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             05/25/34       600                 (8)
   Fund receives semi-annual payment
     of 1.000% (2.000% per annum)
     times notional amount of Countrywide
     Asset-Backed  Certificates, Ser 2004-
     ECC2, Cl M8, 5.464%, 06/25/34. Upon
     a defined credit event Fund pays
     notional amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             06/25/34     1,000                (12)
   Fund receives semi-annual payment
     of 1.500% (3.000% per annum)
     times notional amount of Countrywide
     Asset-Backed Certificates, Ser 2004-
     ECC1, Cl B, 4.814%, 01/25/34. Upon
     a defined credit event Fund pays
     notional amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             02/25/34     1,000                 (9)
   Fund receives semi-annual payment
     of 0.975% (1.950% per annum)
     times notional amount of Home
     Equity Asset Trust, Ser 2004-8,
     Cl B3, 6.414%, 03/25/35. Upon
     a defined credit event Fund pays
     notional amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             03/25/35       600                 (8)
   Fund receives semi-annual payment
     of 1.015% (2.030% per annum)
     times notional amount of Long Beach
     Mortgage Loan Trust, Ser 2004-2,
     Cl M6,  5.564%, 06/25/34. Upon
     a defined credit event Fund pays
     notional  amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             06/25/34       600                 (7)
   Fund receives semi-annual payment
     of 1.050% (2.100% per annum)
     times notional amount of Master Asset
     Backed Securities Trust, Ser 2004-WMC2,
     Cl M5, 5.714%, 04/25/34. Upon
     a defined credit event Fund pays
     notional amount and takes receipt of
     a defined deliverable obligation.
     (Counterparty: Citibank)             06/25/34       600                 (6)




--------------------------------------------------------------------------------
                                                      NOTIONAL    NET UNREALIZED
                                        EXPIRATION     AMOUNT      DEPRECIATION
DESCRIPTION                                DATE     ($ THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives semi-annual payment
     of 1.025% (2.050% per annum)
     times notional amount of Morgan
     Stanley ABS Equity I, Ser 2004-HE6,
     Cl B2,  5.264%, 08/25/34.
     Upon a defined credit event Fund
     pays notional  amount and takes
     receipt of a defined deliverable
     obligation.
     (Counterparty: Citibank)             08/25/34     $ 600               $ (8)
   Fund receives semi-annual payment
     of 1.035% (2.070% per annum)
     times notional amount of Morgan
     Stanley ABS Equity I, Ser 2004-NC5,
     Cl B2, 5.564%, 05/25/34.
     Upon a defined credit event Fund
     pays notional amount and takes
     receipt of a defined deliverable
     obligation.
     (Counterparty: Citibank)             05/25/34       600                 (7)
   Fund receives semi-annual payment
     of 1.450% (2.900% per annum)
     times notional amount of New Century
     Home Equity Loan Trust, Ser 2004-4,
     Cl M9, 6.014%, 02/25/35.
     Upon a defined credit event Fund
     pays notional amount and takes
     receipt of a defined deliverable
     obligation.
     (Counterparty: Citibank)             02/25/35     1,000                (11)
   Fund receives semi-annual payment
     of 0.950% (1.900% per annum)
     times notional amount of Residential
     Asset Securities, Ser 2004-KS10,
     Cl M5, 5.164%, 11/25/34.
     Upon a defined credit event Fund
     pays notional amount and takes
     receipt of a defined deliverable
     obligation.
     (Counterparty: Citibank)             11/25/34       600                 (7)
                                                                          -----
                                                                          $(130)
                                                                          =====


Percentages are based on Net Assets of $4,646,403 ($ Thousands).
* Non-income producing  security.
** Rate shown is the 7-day  effective  yield as of May 31, 2006.
+ Real Estate Investment Trust.
++ Pursuant to an  exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) The rate reported is the effective yield at time of purchase.
(B) Security, or portion thereof, has been pledged as collateral on open futures contracts and written options. The rate reported is the effective yield at time of purchase.
(C) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(D) Treasury Inflation Index Notes
(E) Zero Coupon Bond -- The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(F) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2006.
(G) Step Bonds -- The rate reflected on the Schedule of Investments is the rate in effect as of May 31, 2006. The coupon on a step bond changes on a specified date.
(H) Securities considered illiquid. The total value of such securities as of May 31, 2006 was $16,838 ($ Thousands) and represented 0.36% of Net Assets.
(I) Security in default on interest payments.
(J) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $1,088,210 ($ Thousands).
(K) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2006 was $1,132,376 ($ Thousands).
(L) The note accrues 9.65% annual coupon for any day that the 3-year swap rate exceeds the 1-year swap rate by 22 or more basis points.
(M) The note accrues 12.50% annual coupon for any day that the 5-year swap rate exceeds the 2-year swap rate by 30 or more basis points.
(N) Tri-Party Repurchase Agreement.

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           115

SCHEDULE OF INVESTMENTS


Core Fixed Income Fund (Concluded)

May 31, 2006
--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------
AUD -- Australian Dollar
ARM -- Adjustable Rate Mortgage
CAD --- Canadian Dollar
CDO -- Collateralized Debt Obligation
Cl -- Class
CMO -- Collateralized Mortgage Obligation
EXL -- Extendable Maturity
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
PLC -- Public Limited Company
RB -- Revenue Bond
SBA -- Small Business Administration
Ser -- Series
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA -- To Be Announced
TIPS -- Treasury Inflated Protection Securities
USD -- United States Dollar


The accompanying notes are an integral part of the financial statements.






--------------------------------------------------------------------------------
116           SEI Institutional Investments Trust / Annual Report / May 31, 2006

STATEMENT OF NET ASSETS


Long Duration Fund

May 31, 2006
--------------------------------------------------------------------------------



Sector Weightings++:
50.3% Asset-Backed Securities
12.9% Financials
10.8% U.S. Government Mortgage-Backed Obligations
 7.2% Cash Equivalents
 5.6% Commercial Paper
 5.0% U.S. Treasury Obligations
 2.3% U.S Government Agency Obligations
 2.0% Consumer Discretionary
 2.0% Utilities
 0.9% Industrials
 0.5% Information Technology
 0.5% Telecommunication Services
++ Percentages based on total investments.


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                     ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 57.8%

MORTGAGE RELATED SECURITIES -- 57.8%
   Ameriquest Mortgage Securities,
     Ser 2003-1, Cl M2 (B)
        6.931%, 06/25/06             $ 1,000       $   1,006
   Amortizing Residential Collateral
     Trust, Ser 2002-BC4, Cl M2 (B)
        6.231%, 06/25/06                 518             523
   Asset-Backed Funding Certificates,
     Ser 2002-NC1, Cl M2 (B)
        6.331%, 06/27/06                 504             506
   Asset-Backed Funding Certificates,
     Ser 2005-MWC1, Cl A2A (B)
        5.191%, 06/25/06                 436             436
   Asset-Backed Securities Home Equity
     Loan Trust, Ser 2003-HE4, Cl M2 (B)
        7.081%, 06/15/06               1,850           1,868
   Aviation Capital Group Trust,
     Ser 2003-2A, Cl G2 (B)
        5.881%, 06/20/06                 654             665
   Bayview Financial Acquisition Trust,
     Ser 2005-A, Cl A1 (A) (B)
        5.591%, 06/28/06                 700             700
   Bayview Financial Acquisition Trust,
     Ser 2005-B, Cl 1A1 (B)
        4.440%, 06/01/06                 315             313
   Bear Stearns Asset-Backed Securities,
     Ser 2004-FR3, Cl 1A1 (B)
        5.331%, 06/28/06                 156             156
   CDC Mortgage Capital Trust,
     Ser 2003-HE2, Cl M2 (B)
        6.981%, 06/27/06               1,850           1,866
   Centex Home Equity, Ser 2005-A,
     Cl AV1 (B)
        5.201%, 06/25/06                  15              15


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                     ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Chase Funding Mortgage Loan
     Asset-Backed, Ser 2000-3, Cl IA5 (B)
        7.898%, 06/25/06             $ 1,625       $   1,631
   Citigroup Mortgage Loan Trust,
     Ser 2003-1, Cl WA2
        6.500%, 10/25/33                 135             135
   Citigroup Mortgage Loan Trust,
     Ser 2004-2, Cl 2A1 (A)
        6.500%, 08/25/18                 505             506
   Citigroup Mortgage Loan Trust,
     Ser 2005-HE3, Cl A2A (B)
        5.191%, 06/25/06                 464             464
   Countrywide Alternative Loan Trust,
     Ser 2005-16, Cl A5 (B)
        5.361%, 06/25/06               1,281           1,293
   Countrywide Alternative Loan Trust,
     Ser 2005-27, Cl 1A2 (B)
        5.411%, 06/25/06               2,581           2,593
   Countrywide Alternative Loan Trust,
     Ser 2005-27, Cl 2A1 (B)
        5.361%, 06/01/06               1,009           1,009
   Countrywide Alternative Loan Trust,
     Ser 2005-27, Cl 3A2 (B)
        5.111%, 06/01/06                 306             307
   Countrywide Alternative Loan Trust,
     Ser 2005-51, Cl 2A2A (B)
        5.371%, 06/20/06               1,371           1,377
   Countrywide Alternative Loan Trust,
     Ser 2005-59, Cl 1A1 (B)
        5.411%, 06/20/06               1,753           1,760
   Countrywide Alternative Loan Trust,
     Ser 2005-59, Cl 2X, IO (B) (E)
        0.950%, 06/01/06               6,111             244
   Countrywide Alternative Loan Trust,
     Ser 2005-61, Cl 2A1 (B)
        5.361%, 06/25/06               1,054           1,056
   Countrywide Alternative Loan Trust,
     Ser 2005-72, Cl A1 (B)
        5.351%, 06/07/06               1,693           1,695
   Countrywide Alternative Loan Trust,
     Ser 2006-OA2, Cl X1P, IO (E)
        1.030%, 05/20/46              10,520             539
   Countrywide Asset-Backed
     Certificates, Ser 2003-BC1,
     Cl M1 (B)
        6.001%, 06/25/06               1,150           1,154
   Countrywide Asset-Backed
     Certificates, Ser 2004-12,
     Cl 2AV2 (B)
        5.361%, 06/25/06               1,781           1,782
   Countrywide Asset-Backed
     Certificates, Ser 2004-13,
     Cl AV2 (B)
        5.341%, 06/27/06               1,761           1,763

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           117

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Countrywide Asset-Backed
     Certificates, Ser 2005-1,
     Cl 3AV1 (B)
        5.171%, 06/25/06             $   291       $     291
   Countrywide Asset-Backed
     Certificates, Ser 2005-13,
     Cl AF1 (B)
        5.211%, 06/27/06               1,768           1,769
   Countrywide Home Equity Loan Trust,
     Ser 2005-M, Cl A2 (B)
        5.201%, 06/15/06               2,641           2,640
   Countrywide Home Loans,
     Ser 5, Cl 1A1 (B)
        5.401%, 06/25/06                 550             553
   Credit-Based Asset Servicing and
     Securities, Ser 2005-CB5,
     Cl AF1 (B)
        5.221%, 06/25/06               1,280           1,280
   DSLA Mortgage Loan Trust,
     Ser 2004-AR1, Cl A2A (B)
        5.490%, 06/19/06                 283             285
   DSLA Mortgage Loan Trust,
     Ser 2005-AR2, Cl 2A1A (B)
        5.290%, 06/19/06                 955             955
   DSLA Mortgage Loan Trust,
     Ser AR4, Cl 2A1A (B)
        5.340%, 06/21/06               1,045           1,045
   First Franklin Mortgage Loan Asset,
     Ser 2005-FFH4, Cl N1 (A)
        5.682%, 12/25/35               1,382           1,380
   First Franklin Mortgage Loan,
     Ser 2005-FF2, Cl A2B (B)
        5.261%, 06/27/06               3,250           3,252
   Fremont Home Loan Trust,
     Ser 2004-4, Cl 2A2 (B)
        5.361%, 06/25/06                 531             531
   GMAC Mortgage, Ser 2003-HE2, Cl A2
        3.140%, 06/25/25                  66              66
   GSAMP Trust, Ser 2005-HE4,
     Cl A2A (B)
        5.201%, 06/27/06               2,086           2,086
   Greenpoint Mortgage Funding Trust,
     Ser 2005-HE2, Cl A1 (B)
        5.281%, 06/15/06                 435             435
   Harborview Mortgage Loan Trust,
     Ser 2004-8, Cl 2A4A (B)
        5.480%, 06/19/06               1,484           1,490
   Harborview Mortgage Loan Trust,
     Ser 2005-01, Cl X, IO (B) (E)
        0.987%, 06/01/06               2,761              60
   Harborview Mortgage Loan Trust,
     Ser 2005-10, Cl X, IO (B) (E)
        1.109%, 06/01/06               5,642             162

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Harborview Mortgage Loan Trust,
     Ser 2005-11, Cl 2A1A (B)
        5.390%, 06/19/06             $ 1,843       $   1,849
   Harborview Mortgage Loan Trust,
     Ser 2005-12, Cl X2B, IO (B) (E)
        0.900%, 06/01/06               5,582             167
   Harborview Mortgage Loan Trust,
     Ser 2006-1, Cl X1, IO (B) (E)
        1.420%, 06/01/06              11,000             540
   Home Equity Asset Trust,
     Ser 2005-5, Cl 2A1 (B)
        5.191%, 06/25/06                 850             850
   Home Equity Mortgage Trust,
     Ser 2005-1, Cl A1 (B)
        5.281%, 06/25/06                 725             725
   Home Equity Mortgage Trust,
     Ser 2006-1, Cl A1B (B)
        5.211%, 06/27/06               2,806           2,807
   Indymac Home Equity Loan
     Asset-Backed Trust,
     Ser 2002-A, Cl M1 (B)
        5.831%, 06/27/06               1,575           1,577
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR12, Cl A1 (B)
        5.471%, 06/25/06               1,128           1,133
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR12, Cl AX2, IO (B) (E)
        0.930%, 06/01/06               2,673              64
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR5, Cl 2A1B (B)
        5.481%, 06/27/06               1,340           1,343
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR6, Cl 6A1 (B)
        5.480%, 06/01/06                 334             330
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR7, Cl A2 (B)
        5.511%, 06/25/06                 365             366
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR8, Cl 2A2A (B)
        5.481%, 06/27/06                 274             276
   Indymac Index Mortgage Loan Trust,
     Ser 2005-AR18, Cl 2A1A (B)
        5.391%, 06/25/06               2,680           2,684
   Irwin Home Equity, Ser 2003-A,
     Cl M2 (B)
        7.231%, 06/27/06                 475             481
   Master Alternative Loans Trust,
     Ser 2003-3, Class 2A1
        8.500%, 05/25/33                 446             453
   Master Seasoned Securities Trust,
     Ser 2005-1, Cl 4A1 (B)
        5.797%, 06/25/06                 672             670


--------------------------------------------------------------------------------
118           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Merrill Lynch Mortgage Investors,
     Ser 2006-WMC1, Cl A2B (B)
        5.221%, 06/27/06             $ 2,750       $   2,750
   Mid-State Trust,
     Ser 2004-1, Cl B
        8.900%, 08/15/37                 531             528
   Morgan Stanley Capital I,
     Ser 2002-HE3, Cl M1 (B)
        6.181%, 06/26/06               2,000           2,022
   Morgan Stanley Capital I,
     Ser 2004-NC2, Cl M2 (B)
        6.281%, 06/26/06               1,500           1,524
   Nomura Asset Acceptance,
     Ser 2006-S1, Cl A1 (B)
        5.221%, 06/25/06               2,822           2,823
   Ownit Mortgage Loan,
     Ser 2005-1, Cl A1 (B)
        5.211%, 06/25/06                 282             282
   Renaissance NIM Trust,
     Ser 2005-2, Cl N (A)
        5.193%, 07/25/35                 293             292
   Residential Asset Mortgage Products,
     Ser 2004-RS11, Cl A2 (B)
        5.351%, 06/25/06                 925             927
   Residential Asset Securities,
     Ser 2005-KS8, Cl A1 (B)
        5.191%, 06/27/06               2,311           2,311
   Residential Funding Mortgage
     Securities II, Ser 2006-HSA2,
     Cl AI1 (B)
        5.191%, 06/27/06               2,775           2,775
   Residential Funding Mortgage
     Securities, Ser 1999-HI8,
     Cl AI7 (B)
        7.970%, 11/25/29                 486             484
   SACO I Trust, Ser 2004-3A,
     Cl A (B)
        5.351%, 06/27/06                 790             790
   Saxon Asset Securities Trust,
     Ser 2004-3, Cl A3 (B)
        5.421%, 06/26/06                 422             422
   Saxon Asset Securities Trust,
     Ser 2005-1, Cl M1 (B)
        5.611%, 06/25/06               1,795           1,799
   Soundview Home Equity Loan Trust,
     Ser 2006-1, Cl A2 (B)
        5.221%, 06/27/06               2,470           2,470
   Soundview NIM Trust,
     Ser 2005-OPT4, Cl N1
        5.682%, 12/25/35               1,038           1,037
   Specialty Underwriting & Residential
     Finance, Ser AB1, Cl A1A (B)
        5.171%, 06/25/06                 931             931
   Structured Asset Investment Loan
     Trust, Ser 2005-HE3, Cl A3 (B)
        5.201%, 06/27/06               2,192           2,192

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Terwin Mortgage Trust, Ser 2005-11,
     Cl 1A1A (B)
        4.500%, 06/25/06             $   664       $     660
   Terwin Mortgage Trust,
     Ser 2005-14HE, Cl AF1 (B)
        5.221%, 06/27/06               1,736           1,736
   Washington Mutual,
     Ser 2000-1, Cl M2 (B)
        5.881%, 06/25/06                 769             772
   Washington Mutual,
     Ser 2002-AR17, Cl 2A (B)
        4.595%, 06/25/06                 441             436
   Washington Mutual,
     Ser 2004-AR10, Cl A2A (B)
        5.250%, 06/25/06                 167             167
   Washington Mutual,
     Ser 2004-AR12, Cl A4A (B)
        5.125%, 06/25/06                 393             394
   Washington Mutual,
     Ser 2005-AR1, Cl A2A2 (B)
        5.331%, 06/25/06               1,031           1,032
   Washington Mutual,
     Ser 2005-AR2, Cl 2A21 (B)
        5.411%, 06/25/06               1,038           1,040
   Washington Mutual,
     Ser 2005-AR2, Cl 2A22 (B)
        5.301%, 06/25/06                 469             470
   Washington Mutual,
     Ser 2005-AR6, Cl 2AB1 (B)
        5.271%, 06/25/06                 560             559
                                                  ----------
Total Asset-Backed Securities
   (Cost $95,727) ($ Thousands)                       95,582
                                                  ----------


CORPORATE OBLIGATIONS -- 21.6%

CONSUMER DISCRETIONARY -- 2.3%
   DaimlerChrysler (B)
        5.100%, 06/07/06               1,375           1,376
   Ford Motor
        8.900%, 01/15/32                 590             466
        7.450%, 07/16/31                 360             261
   General Motors
        8.375%, 07/15/33                 153             116
        7.700%, 04/15/16               1,070             805
   Johnson Controls (B)
        5.298%, 07/17/06                 786             787
                                                  ----------
                                                       3,811
                                                  ----------

FINANCIALS -- 14.8%
   Bank of America, Ser A (A)
        8.070%, 12/31/26               1,667           1,753


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           119

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   BankBoston Capital Trust I,
     Ser B
        8.250%, 12/15/26             $   145       $     153
   Barrick Gold Finance
        5.800%, 11/15/34                 897             798
   Bear Stearns (B)
        5.356%, 07/28/06                 730             730
   Corestates Capital Trust I (A)
        8.000%, 12/15/26               1,000           1,047
   Countrywide Financial (B)
        5.400%, 05/05/08                 200             200
   Countrywide Home Loans MTN, Ser E
        6.935%, 07/16/07                 690             699
   Credit Suisse First Boston
     London (A) (B) (F)
        0.000%, 06/24/06                 669             601
        0.000%, 06/24/06                 602             541
   Deutsche Bank Capital
     Funding Trust (A) (B)
        5.628%, 01/19/49               2,182           2,057
   Deutsche Bank Luxembourg (A)
        6.825%, 12/28/07                 281             285
   EOP Operating (B)
        5.590%, 07/03/06                 510             515
   Farmers Insurance Exchange
     Capital (A)
        8.625%, 05/01/24                 160             182
   First Chicago NBD Institutional
     Capital (A)
        7.950%, 12/01/26                 500             523
   Ford Motor Credit
        8.149%, 08/02/06 (B)             475             472
        6.625%, 06/16/08                 240             227
   Goldman Sachs Group
        5.350%, 01/15/16               2,270           2,146
   HSBC Capital Trust II (A)
        8.380%, 05/15/27                   9              10
   Lehman Brothers Holdings MTN,
     Ser H (B) (G)
        0.000%, 11/30/06                 528             489
   Meridian Funding (A) (B)
        5.210%, 07/06/06                 249             249
   Nationwide Mutual Insurance (A)
        6.600%, 04/15/34                 305             284
   Pemex Finance
        8.020%, 05/15/07                 300             304
   Popular North America (B)
        5.240%, 06/12/06                 735             735
   Power Receivables Financial (A)
        6.290%, 01/01/12                 406             406


--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Providian Capital I (A)
        9.525%, 02/01/27             $ 1,715       $   1,827
   Residential Capital (B)
        6.335%, 06/29/06                 380             381
   Rosyln Bancorp
        5.750%, 11/15/07                 900             895
   Simon Property Group++
        5.750%, 05/01/12                 870             864
   Spieker Properties
        7.650%, 12/15/10                 360             386
   State Street Institutional
     Capital, Cl B (A)
        8.035%, 03/15/07               1,368           1,442
   Swiss Capital (A)
        6.854%, 05/29/49               1,300           1,283
   Zurich Capital Trust I (A)
        8.376%, 06/01/37               1,863           1,982
                                                  ----------
                                                      24,466
                                                  ----------

INDUSTRIALS -- 1.0%
   America West Airlines, Ser 01-1
        7.100%, 04/02/21                 174             179
   American Airlines, Ser AMBC
        3.857%, 07/09/10                 238             226
   Cedar Brakes II LLC (A)
        9.875%, 09/01/13                 824             923
   Continental Airlines, Ser 2000-2
        7.707%, 04/02/21                 168             176
   Continental Airlines,
   Ser 2002-1, Cl G1 (B)
        5.620%, 08/15/06                 119             119
   Continental Airlines, Ser AMBC
        6.236%, 03/15/20                 103             102
                                                  ----------
                                                       1,725
                                                  ----------

INFORMATION TECHNOLOGY -- 0.6%
   Oracle (A) (B)
        5.280%, 07/17/06                 909             907
                                                  ----------

TELECOMMUNICATION SERVICES -- 0.6%
   New England Telephone & Telegraph
        7.650%, 06/15/07                 900             916
                                                  ----------

UTILITIES -- 2.3%
   Entergy Gulf States (B)
        5.220%, 12/01/09                 525             520
   Entergy Louisiana LLC
        5.560%, 09/01/15                 285             268
   Power Contract Financing (A)
        6.256%, 02/01/10               1,280           1,283
   Progress Energy Florida, Cl A (B)
        5.570%, 06/13/06               1,000           1,001

--------------------------------------------------------------------------------
120           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Sempra Energy
        5.659%, 08/21/06 (B)         $   190      $      190
        4.621%, 05/17/07                 525             520
                                                  ----------
                                                       3,782
                                                  ----------
Total Corporate Obligations
     (Cost $36,507) ($ Thousands)                     35,607
                                                  ----------


U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 12.5%
   FHLMC
        7.000%, 01/01/33                 522             537
        6.500%, 08/01/29                 747             752
        6.091%, 01/01/33 (B)           1,119           1,139
        5.843%, 05/01/35 (B)             913             927
        5.436%, 01/01/32 (B)           1,047           1,045
        4.102%, 08/01/34 (B)           1,753           1,731
        3.883%, 01/01/34 (B)           2,295           2,283
        3.280%, 04/01/34 (B)           1,754           1,719
        3.151%, 05/01/34               2,390           2,394
        3.141%, 04/01/34 (B) (C)       1,617           1,593
   FNMA
        7.000%, 04/01/34                 610             625
        5.699%, 01/01/33 (B) (C)       1,076           1,089
        5.500%, 10/01/17 to 02/01/18     478             469
        4.793%, 07/01/33 (B) (C)         990             997
        3.681%, 06/01/33 (B)           2,376           2,370
   GNMA (B)
        4.375%, 06/20/32                 984             989
                                                  ----------
Total U.S. Government Mortgage-Backed
 Obligations(Cost $20,674) ($ Thousands)              20,659
                                                  ----------


COMMERCIAL PAPER (D) -- 6.5%
   Alcoa
        5.040%, 06/28/06               3,000           2,989
   GECC Capital Markets
        5.030%, 07/13/06               4,225           4,200
   National Rural
        5.020%, 06/19/06               2,630           2,623
        4.990%, 06/16/06                 920             918
                                                  ----------
Total Commercial Paper
 (Cost $10,731) ($ Thousands)                         10,730
                                                  ----------


--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description              ($ Thousands)/Shares    ($ Thousands)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 5.7%
   U.S. Treasury Bill (D)
        4.822%, 08/24/06             $ 4,082      $    4,038
   U.S. Treasury Bond Forward
     Commitments
        6.250%, 08/15/23               4,940           5,422
                                                  ----------
Total U.S. Treasury Obligations
   (Cost $9,681) ($ Thousands)                         9,460
                                                  ----------


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.6%
  FHLMC CMO, Ser 2006-4, Cl WE
        4.500%, 02/25/36               3,050           2,611
   FHLMC CMO, Ser 2469, Cl AK
        6.000%, 04/15/30                  62              62
   FHLMC CMO, Ser 2748, Cl ZT
        5.500%, 02/15/24                  81              74
   FNMA CMO, Ser 2001-13, Cl SA
        6.645%, 11/25/17                 190             190
   FNMA CMO, Ser 2001-48,  Cl PD
        6.500%, 06/25/20                 488             488
   FNMA CMO, Ser 2003-122, Cl ZQ
        6.000%, 12/25/33                 109             102
   FNMA CMO, Ser 2003-33, Cl PC
        4.500%, 03/25/27                 327             325
   FNMA CMO, Ser 2004-12, Cl ZX
        6.000%, 03/25/34                 118             107
   FNMA CMO, Ser 2004-31, Cl MZ
        4.250%, 05/25/34                 109              68
   FNMA CMO, Ser 2004-80, Cl XZ
        5.000%, 11/25/34                 216             159
   GNMA CMO, Ser 2003-112, Cl SG (B)
        1.529%, 12/16/33                 222             133
                                                  ----------
Total U.S. Government Agency Obligations
 (Cost $4,460) ($ Thousands)                           4,319
                                                  ----------


CASH EQUIVALENT -- 8.2%
   SEI Daily Income Trust,
   Prime Obligation Fund,
   Cl A, 4.980%*+                13,628,260           13,628
                                                  ----------
Total Cash Equivalent
   (Cost $13,628) ($ Thousands)                       13,628
                                                  ----------
Total Investments -- 114.9%
   (Cost $191,408) ($ Thousands)                     189,985
                                                  ----------

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           121

STATEMENT OF NET ASSETS


Long Duration Fund (Concluded)

May 31, 2006
--------------------------------------------------------------------------------
                                                        Value
Description                                      ($ Thousands)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (14.9)%
Payable for Investment Securities Purchased       $  (12,390)
Payable for Capital Shares Redeemed                   (9,537)
Investment Advisory Fees Payable                         (19)
Other Assets and Liabilities, Net                     (2,715)
                                                  ----------
Total Other Assets and Liabilities                   (24,661)
                                                  ----------
Net Assets -- 100.0%                              $  165,324
                                                  ==========

NET ASSETS:
Paid-in-Capital
 (unlimited authorization --  no par value)       $  180,168
Distributions in excess of net investment income        (873)
Accumulated net realized loss on investments          (1,988)
Net unrealized depreciation on investments            (1,423)
Net unrealized depreciation on swap contracts        (10,560)
                                                  ----------
Net Assets                                        $  165,324
                                                  ==========

Net Asset Value, Offering and Redemption
 Price Per Share -- Class A
($165,324,450 / 17,750,752 shares)                     $9.31
                                                       =====
A summary of the outstanding Interest Rate Swap agreements held by the Fund at May 31, 2006, is a follows (see Note 2 in Notes to Financial Statements):

--------------------------------------------------------------------------------
                                                      NOTIONAL    NET UNREALIZED
                                        EXPIRATION     AMOUNT      DEPRECIATION
DESCRIPTION                                DATE     ($ THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Receive fixed rate of 4.582%
     and pay floating rate rate based
     on 3 Month LIBOR. (Counterparty:
     Deutsche Bank)                      09/02/20       $15,710         $(1,779)
   Receive fixed rate of 4.85%
     and pay floating rate rate
     based on 3 Month LIBOR.(Counterparty:
     Salomon Brothers)                   08/02/20        14,965          (1,298)
   Receive fixed rate of 5.00% and pay
     floating rate rate based on 3 Month
     LIBOR. Counterparty:
     Salomon Brothers)                   01/04/21        54,565          (4,000)
   Receive fixed rate of 5.064% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty:
     Salomon Brothers)                   03/02/16        11,060            (498)
   Receive fixed rate of 5.183% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Credit Suisse
     First Boston)                       11/02/20        28,025          (1,555)
   Receive fixed rate of 5.3912% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Credit Suisse
     First Boston                        04/04/16         5,980            (125)
   Receive fixed rate of 4.916% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty:
     Deutsche Bank)                     04/04/20         27,035          (2,192)
                                                                       ---------
                                                                       $(11,447)
                                                                       ========


--------------------------------------------------------------------------------

DESCRIPTION
--------------------------------------------------------------------------------
*  Rate shown is the 7-day effective yield as of May 31, 2006.
+ Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
++ Real Estate Investment Trust.
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(C) Security, or portion of this security, has been pledged as collateral on open swap contracts. The rate reported on the Statement of Net Assets is the effective yield at time of purchase.
(D) The rate reported on the Statement of Net Assets is the effective yield at the time of purchase.
(E) Securities considered illiquid. The total value of such securities as of May 31, 2006 was $1,776 ($ Thousands) and represented 1.08% of Net Assets.
(F) The note accrues 9.65% annual coupon for any day that the 3-year swap rate exceeds the 1-year swap rate by 22 or more basis points.
(G) The note accrues 12.50% annual coupon for any day that the 5-year swap rate exceeds the 2-year swap rate by 30 or more basis points.
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
LIBOR -- London InterBank Offering Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
Ser -- Series



The accompanying notes are an integral part of the financial statements.











--------------------------------------------------------------------------------
122           SEI Institutional Investments Trust / Annual Report / May 31, 2006

SCHEDULE OF INVESTMENTS


Extended Duration Fund

May 31, 2006
--------------------------------------------------------------------------------
Sector Weightings (unaudited)++:
46.1% Asset-Backed Securities
21.1% Financials
12.9% U.S.Treasury Obligations
 8.8% U.S. Government Mortgage Backed Obligations
 2.5% Cash Equivalents
 2.3% Utilities
 2.2% U.S. Government Agency Obligations
 1.7% Consumer Discretionary
 1.2% Industrials
 0.7% Telecommunication Services
 0.5% Information Technology
++Percentages based on total investments.


--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES  -- 54.3%

MORTGAGE RELATED SECURITIES -- 54.3%
   Ameriquest Mortgage Securities,
     Ser 2003-1, Cl M2 (B)
        6.931%, 06/25/06             $   850       $     855
   Amortizing Residential Collateral
     Trust, Ser 2002-BC4, Cl M2 (B)
        6.231%, 06/25/06                 441             444
   Asset-Backed Funding Certificates,
     Ser 2002-NC1, Cl M2 (B)
        6.331%, 06/27/06               1,401           1,408
   Asset-Backed Funding Certificates,
     Ser 2005-MWC1, Cl A2A (B)
        5.191%, 06/25/06                 715             715
   Asset-Backed Securities Home
     Equity Loan Trust,
     Ser 2003-HE4, Cl M2 (B)
        7.081%, 06/15/06               3,000           3,030
   Aviation Capital Group Trust,
     Ser 2003-2A, Cl G2 (B)
        5.881%, 06/20/06               1,367           1,389
   Bayview Financial Acquisition Trust,
     Ser 2005-A, Cl A1 (A) (B)
        5.591%, 06/28/06                 600             600
   Bayview Financial Acquisition Trust,
     Ser 2005-B, Cl 1A1 (B)
        4.440%, 06/01/06                 630             625
   Bear Stearns Asset-Backed Securities,
     Ser 2004-FR3, Cl 1A1 (B)
        5.331%, 06/28/06                 136             137
   CDC Mortgage Capital Trust,
     Ser 2003-HE2, Cl M2 (B)
        6.981%, 06/27/06               3,100           3,127
   Centex Home Equity,
     Ser 2005-A, Cl AV1 (B)
        5.201%, 06/25/06                  13              13


--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Chase Funding Mortgage Loan
     Asset-Backed, Ser 2000-3,
     Cl IA5 (B)
        7.898%, 06/25/06             $ 1,706       $   1,712
   Citigroup Mortgage Loan Trust,
     Ser 2003-1, Cl WA2
        6.500%, 10/25/33                 240             240
   Citigroup Mortgage Loan Trust,
     Ser 2004-2, Cl 2A1 (A)
        6.500%, 08/25/18                 459             460
   Citigroup Mortgage Loan Trust,
     Ser 2005-HE3, Cl A2A (B)
        5.191%, 06/25/06                 759             759
   Countrywide Alternative Loan Trust,
     Ser 2005-27, Cl 2A1 (B)
        5.361%, 06/01/06               2,092           2,092
   Countrywide Alternative Loan Trust,
     Ser 2005-27, Cl 3A2 (B)
        5.111%, 06/01/06                 565             567
   Countrywide Alternative Loan Trust,
     Ser 2005-59, Cl 1A1 (B)
        5.411%, 06/20/06               2,824           2,835
   Countrywide Alternative Loan Trust,
     Ser 2005-59, Cl 2X, IO (B) (E)
        0.950%, 06/01/06               8,055             322
   Countrywide Alternative Loan Trust,
     Ser 2005-61, Cl 2A1 (B)
        5.361%, 06/25/06               1,372           1,375
   Countrywide Alternative Loan Trust,
     Ser 2005-72, Cl A1 (B)
        5.351%, 06/27/06               2,783           2,786
   Countrywide Alternative Loan Trust,
     Ser 2006-OA2, Cl X1P, IO (E)
        1.030%, 05/20/46              13,510             693
   Countrywide Asset-Backed
     Certificates, Ser 2003-BC1,
     Cl M1 (B)
        6.001%, 06/25/06               2,200           2,208
   Countrywide Asset-Backed
     Certificates, Ser 2004-12,
     Cl 2AV2 (B)
        5.361%, 06/25/06               2,336           2,338
   Countrywide Asset-Backed
     Certificates, Ser 2004-13,
     Cl AV2 (B)
        5.341%, 06/27/06               2,348           2,350
   Countrywide Asset-Backed
     Certificates, Ser 2005-1,
     Cl 3AV1 (B)
        5.171%, 06/25/06                 248             248
   Countrywide Asset-Backed
     Certificates, Ser 2005-13,
     Cl AF1 (B)
        5.211%, 06/27/06               2,653           2,653

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           123

SCHEDULE OF INVESTMENTS


Extended Duration Fund (Continued)

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Countrywide Home Equity Loan
     Trust, Ser 2005-M, Cl A2 (B)
        5.201%, 06/15/06             $ 3,201       $   3,200
   Credit-Based Asset Servicing
     and Securities, Ser 2005-CB5,
     Cl AF1 (B)
        5.221%, 06/25/06               2,089           2,089
   DSLA Mortgage Loan Trust,
     Ser 2004-AR1, Cl A2A (B)
        5.490%, 06/19/06                 316             318
   DSLA Mortgage Loan Trust,
     Ser AR4, Cl 2A1A (B)
        5.340%, 06/21/06               1,681           1,681
   EQCC Home Equity Loan Trust,
     Ser 1999-2, Cl A4F
        6.753%, 08/25/27                  74              74
   Equifirst Mortgage Loan Trust,
     Ser 2004-3, Cl A1 (B)
        5.411%, 06/27/06               1,979           1,982
   First Franklin Mortgage Loan
     Asset, Ser 2005-FFH4,
     Cl N1 (A)
        5.682%, 12/25/35               1,698           1,695
   First Franklin Mortgage Loan,
     Ser 2004-FFB, Cl M2 (B)
        5.960%, 06/01/06               3,500           3,487
   First Franklin Mortgage Loan,
     Ser 2005-FF2, Cl A2B (B)
        5.261%, 06/27/06               4,000           4,003
   Fremont Home Loan Trust,
     Ser 2004-4, Cl 2A2 (B)
        5.361%, 06/25/06               1,544           1,546
   GMAC Mortgage, Ser 2003-HE2,
     Cl A2
        3.140%, 06/25/25                  54              54
   Greenpoint Mortgage Funding
     Trust, Ser 2005-HE2, Cl A1 (B)
        5.281%, 06/15/06               1,061           1,061
   Harborview Mortgage Loan Trust,
     Ser 10, Cl 2A1A (B)
        5.390%, 06/21/06               1,923           1,929
   Harborview Mortgage Loan Trust,
     Ser 2004-8, Cl 2A4A (B)
        5.480%, 06/19/06               2,020           2,028
   Harborview Mortgage Loan Trust,
     Ser 2005-01, Cl X, IO (B) (E)
        0.987%, 06/01/06               2,810              61
   Harborview Mortgage Loan Trust,
     Ser 2005-10, Cl X, IO (B) (E)
        1.109%, 06/01/06               8,624             248
   Harborview Mortgage Loan Trust,
     Ser 2005-12, Cl X2B, IO (B) (E)
        0.900%, 06/01/06               9,303             279
   Harborview Mortgage Loan Trust,
     Ser 2006-1, Cl X1, IO (B) (E)
        1.420%, 06/01/06              13,000             638

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Home Equity Asset Trust,
     Ser 2005-5, Cl 2A1 (B)
        5.191%, 06/25/06             $ 1,381       $   1,381
   Home Equity Mortgage Trust,
     Ser 2005-1, Cl A1 (B)
        5.281%, 06/25/06               1,209           1,209
   Indymac Home Equity Loan
     Asset-Backed Trust, Ser 2002-A,
     Cl M1 (B)
        5.831%, 06/27/06               2,050           2,053
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR12, Cl A1 (B) (E)
        5.471%, 06/25/06               1,160           1,165
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR12, Cl AX2, IO (B)
        0.930%, 06/01/06               5,024             121
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR5, Cl 2A1B (B)
        5.481%, 06/27/06               1,717           1,721
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR6, Cl 6A1 (B)
        5.480%, 06/01/06                 287             284
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR7, Cl A2 (B)
        5.511%, 06/25/06                 498             499
   Indymac Index Mortgage Loan Trust,
     Ser 2004-AR8, Cl 2A2A (B)
        5.481%, 06/27/06                 384             386
   Indymac Index Mortgage Loan Trust,
     Ser 2005-AR18, Cl 2A1A (B)
        5.391%, 06/25/06               3,573           3,579
   Indymac Index Mortgage Loan,
     Ser 2005-AR18, Cl 2A1B (B)
        5.861%, 06/25/06                 938             946
   Indymac Residential Asset-Backed
     Trust, Ser 2006-A, Cl A2 (B)
        5.231%, 06/25/06               2,350           2,351
   Irwin Home Equity, Ser 2001-2,
     Cl M2 (B)
        6.331%, 06/25/06                 309             309
   Irwin Home Equity, Ser 2003-A,
     Cl M2 (B)
        7.231%, 06/27/06                 525             532
   Master Alternative Loans Trust,
     Ser 2003-3, Class 2A1
        8.500%, 05/25/33                 372             377
   Master Seasoned Securities Trust,
     Ser 2005-1, Cl 4A1 (B)
        5.797%, 06/25/06               1,459           1,455
   Mid-State Trust, Ser 2004-1,
     Cl B
        8.900%, 08/15/37                 439             437
   Morgan Stanley Capital I,
     Ser 2002-HE3, Cl M1 (B)
        6.181%, 06/26/06               3,000           3,034

--------------------------------------------------------------------------------
124           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Morgan Stanley Dean Witter Capital,
     Ser 2003-NC1, Cl M3 (B)
        7.181%, 06/25/06             $   561       $     565
   Novastar Home Equity Loan,
     Ser 2004-4, Cl A2B (B)
        5.421%, 06/27/06               1,597           1,598
   Ownit Mortgage Loan,
     Ser 2005-1, Cl A1 (B)
        5.211%, 06/25/06                 242             242
   People's Choice Home Loan
     Securities Trust,
     Ser 2005-1, Cl 1A2 (B)
        5.351%, 06/26/06               2,500           2,502
   Renaissance NIM Trust,
     Ser 2005-2, Cl N (A)
        5.193%, 07/25/35                 587             583
   Residential Asset Mortgage Products,
     Ser 2004-RS11, Cl A2 (B)
        5.351%, 06/25/06               2,750           2,757
   Residential Asset Securities,
     Ser 2004-KS11, Cl AI2 (B)
        5.351%, 06/27/06               2,476           2,481
   Residential Funding Mortgage
     Securities, Ser 1999-HI8, Cl AI7
        7.970%, 11/25/29                 397             395
   Saxon Asset Securities Trust,
     Ser 2004-3, Cl A3 (B)
        5.421%, 06/26/06               2,108           2,112
   Saxon Asset Securities Trust,
     Ser 2005-1, Cl M1 (B)
        5.611%, 06/25/06               2,925           2,932
   Specialty Underwriting & Residential
     Finance, Ser 2004-BC3, Cl A2B (B)
        5.391%, 06/26/06               2,500           2,505
   Specialty Underwriting & Residential
     Finance, Ser AB1, Cl A1A (B)
        5.171%, 06/25/06               1,489           1,489
   Structured Asset Investment Loan
     Trust, Ser 2005-HE3, Cl A3 (B)
        5.201%, 06/27/06               2,192           2,192
   Superior Wholesale Inventory
     Financing Trust, Ser 2004-A9,
     Cl A, (B)
        5.131%, 06/17/06               3,500           3,498
   Terwin Mortgage Trust,
     Ser 2005-11, Cl 1A1A (A) (B)
        4.500%, 06/25/06               1,107           1,100
   UCFC Home Equity Loan,
     Ser 1998-D, Cl MF1
        6.905%, 04/15/30                 433             432
   Washington Mutual,
     Ser 2000-1, Cl M2 (B)
        5.881%, 06/25/06                 676             678

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Washington Mutual,
     Ser 2002-AR17, Cl 2A (B)
        4.595%, 06/25/06             $   734       $     727
   Washington Mutual,
     Ser 2003-AR6, Cl A1 (B)
        4.342%, 06/01/06               1,762           1,734
   Washington Mutual, Ser 2004-AR12,
     Cl A4A (B)
        5.125%, 06/25/06               1,234           1,234
   Washington Mutual,
     Ser 2004-AR3, Cl A2
        4.243%, 06/25/34               1,223           1,188
   Washington Mutual,
     Ser 2005-AR1, Cl A2A2 (B)
        5.331%, 06/25/06               1,516           1,517
   Washington Mutual,
     Ser 2005-AR2, Cl 2A21 (B)
        5.411%, 06/25/06               1,626           1,630
   Washington Mutual,
     Ser 2005-AR2, Cl 2A22 (B)
        5.301%, 06/25/06                 406             406
   Washington Mutual,
     Ser 2005-AR6, Cl 2AB1 (B)
        5.271%, 06/25/06                 476             476
                                                  ----------
Total Asset-Backed Securities
(Cost $121,464) ($ Thousands)                        121,166
                                                  ----------


CORPORATE OBLIGATIONS  -- 24.1%

CONSUMER DISCRETIONARY -- 2.0%
   DaimlerChrysler (B)
        5.100%, 06/07/06                 855             855
   Ford Motor
        8.900%, 01/15/32                 549             434
        7.450%, 07/16/31               1,302             944
   General Motors
        8.375%, 07/15/33                 561             426
        7.700%, 04/15/16               1,130             850
   Johnson Controls (B)
        5.298%, 07/17/06               1,049           1,051
                                                  ----------
                                                       4,560
                                                  ----------

FINANCIALS -- 16.7%
   Bank of America, Ser A (A)
        8.070%, 12/31/26               3,428           3,604
   BankBoston Capital Trust I, Ser B
        8.250%, 12/15/26                 655             689
   Barrick Gold Finance
        5.800%, 11/15/34               1,263           1,123

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           125

SCHEDULE OF INVESTMENTS


Extended Duration Fund (Continued)

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Bear Stearns (B)
        5.356%, 07/28/06             $   990       $     991
   Countrywide Financial (B)
        5.400%, 08/05/06               1,200           1,202
   Countrywide Home Loans MTN, Ser E
        6.935%, 07/16/07                 597             604
   Credit Suisse First Boston
     London (A) (B) (F)
        0.000%, 06/24/06                 569             511
        0.000%, 06/24/06               1,419           1,275
   Deutsche Bank Capital
     Funding Trust (A) (B)
        5.628%, 01/19/49               2,913           2,746
   Deutsche Bank Luxembourg (A)
        6.825%, 12/28/07                 304             308
   EOP Operating (B)
        5.590%, 07/03/06                 430             434
   Farmers Insurance Exchange
     Capital (A)
        8.625%, 05/01/24                 175             199
   First Chicago NBD Institutional
     Capital (A)
        7.950%, 12/01/26                 750             784
   First Union Institutional
     Capital I
        8.040%, 12/01/26               1,250           1,311
   Ford Motor Credit
        6.625%, 06/16/08                 500             474
   Ford Motor Credit (B)
        8.149%, 08/02/06                 750             744
   Goldman Sachs Group
        5.350%, 01/15/16               3,000           2,837
   HSBC Capital Trust II (A)
        8.380%, 05/15/27                  41              44
   Lehman Brothers Holdings
     MTN, Ser H (B) (G)
        0.000%, 11/30/06                 861             797
   Meridian Funding (A) (B)
        5.210%, 07/06/06                 278             278
   Nationwide Mutual Insurance (A)
        6.600%, 04/15/34                 522             487
   Pemex Finance
        8.020%, 05/15/07                 577             585
   Popular North America (B)
        5.240%, 06/12/06               1,200           1,201
   Power Receivables Financial (A)
        6.290%, 01/01/12                 325             324
   Providian Capital I (A)
        9.525%, 02/01/27               2,210           2,354
   Residential Capital (B)
        6.335%, 06/29/06               1,100           1,103

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
  Rosyln Bancorp
        5.750%, 11/15/07             $ 1,400       $   1,393
   Simon Property Group++
        5.750%, 05/01/12               1,130           1,122
   Spieker Properties
        7.650%, 12/15/10                 660             708
   State Street Institutional
     Capital, Cl B (B)
        8.035%, 03/15/07               1,824           1,923
   Swiss Capital (A)
        6.854%, 05/29/49               1,700           1,678
   Woodbourne Pass-Through
     Trust (A) (B)
        5.949%, 06/08/06                 700             703
   Zurich Capital Trust I (A)
        8.376%, 06/01/37               2,430           2,585
                                                  ----------
                                                      37,121
                                                  ----------

INDUSTRIALS -- 1.4%
   America West Airlines, Ser 01-1
        7.100%, 04/02/21                 179             184
   American Airlines, Ser AMBC
        3.857%, 07/09/10               1,010             959
   Cedar Brakes II LLC (A)
        9.875%, 09/01/13               1,071           1,200
   Continental Airlines, Ser 2000-2
        7.707%, 04/02/21                 168             176
   Continental Airlines,
   Ser 2002-1, Cl G1 (B)
        5.620%, 08/15/06                 417             418
   Continental Airlines, Ser AMBC
        6.236%, 03/15/20                 130             129
                                                  ----------
                                                       3,066
                                                  ----------

INFORMATION TECHNOLOGY -- 0.5%
   Oracle (A) (B)
        5.280%, 07/17/06               1,214           1,211
                                                  ----------

TELECOMMUNICATION SERVICES -- 0.8%
   New England Telephone & Telegraph
        7.650%, 06/15/07               1,786           1,817
                                                  ----------

UTILITIES -- 2.7%
   Entergy Gulf States (B)
        5.220%, 08/15/06                 450             445
   Entergy Louisiana LLC
        5.560%, 09/01/15                 875             823
   Power Contract Financing (A)
        6.256%, 02/01/10               1,730           1,734
   Progress Energy Florida, Cl A (B)
        5.570%, 06/13/06               1,700           1,701


--------------------------------------------------------------------------------
126           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Sempra Energy
        5.659%, 08/21/06 (B)         $   870      $      871
        4.621%, 05/17/07                 450             446
                                                  ----------
                                                       6,020
                                                  ----------
Total Corporate Obligations
 (Cost $55,025) ($ Thousands)                         53,795
                                                  ----------


U.S. TREASURY OBLIGATIONS -- 15.3%
   U.S. Treasury Bills (D)
        4.754%, 08/24/06 (C)          10,575          10,460
        4.663%, 08/24/06              16,915          16,732
   U.S. Treasury Bond Forward
     Commitments 6.250%, 08/15/23      6,240           6,849
                                                  ----------
Total U.S. Treasury Obligations
   (Cost $34,357) ($ Thousands)                       34,041
                                                  ----------


U.S. GOVERNMENT MORTGAGE-BACKED
OBLIGATIONS -- 10.4%
   FHLMC
        6.500%, 08/01/29                 646             651
        6.091%, 01/01/33 (B)           1,839           1,871
        5.436%, 01/01/32 (B)           1,752           1,749
        4.102%, 08/01/34 (B)           2,356           2,326
        3.280%, 04/01/34 (B)           2,255           2,210
        3.151%, 05/01/34 (B)           3,103           3,109
        3.141%, 04/01/34 (B)           1,887           1,859
   FNMA
        7.000%, 04/01/34                 516             529
        5.699%, 01/01/33 (B)           1,676           1,696
        5.500%, 10/01/17 to 02/01/18     404             396
        4.808%, 11/01/33 (B)           2,655           2,654
        4.793%, 07/01/33 (B)             990             998
        3.681%, 06/01/33 (B)           3,054           3,047
                                                  ----------
Total U.S. Government Mortgage-Backed
   Obligations(Cost $23,076) ($ Thousands)            23,095
                                                  ----------


COMMERCIAL PAPER (D) -- 8.3%
   Aloca
        5.055%, 06/21/06               5,475           5,460
   GECC Capital Markets
        5.030%, 07/13/06               5,475           5,443

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description              ($ Thousands)/Shares    ($ Thousands)
--------------------------------------------------------------------------------
   Park
     5.040%, 07/06/06                $ 4,560      $    4,537
   Ranger Funding
        5.040%, 07/06/06               3,045           3,030
                                                  ----------
Total Commercial Paper
(Cost $18,470) ($ Thousands)                          18,470
                                                  ----------


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.5%
   FHLMC CMO, Ser 2006-4, Cl WE
        4.500%, 02/25/36               4,000           3,424
   FHLMC CMO, Ser 2469, Cl AK
        6.000%, 04/15/30                  53              53
   FHLMC CMO, Ser 2748, Cl ZT
        5.500%, 02/15/24                 345             316
   FNMA CMO, Ser 2001-13, Cl SA (B)
        6.645%, 11/25/17                 164             165
   FNMA CMO, Ser 2001-48,  Cl PD
        6.500%, 06/25/20                 422             422
   FNMA CMO, Ser 2003-122, Cl ZQ
        6.000%, 12/25/33                 474             441
   FNMA CMO, Ser 2003-33, Cl PC
        4.500%, 03/25/27                 278             277
   FNMA CMO, Ser 2004-12, Cl ZX
        6.000%, 03/25/34                 431             390
   FNMA CMO, Ser 2004-80, Cl XZ
        5.000%, 11/25/34                 118              87
   GNMA CMO, Ser 2003-112, Cl SG (B)
        1.529%, 12/16/33                 190             113
                                                  ----------
Total U.S. Government Agency Obligations
  (Cost $5,809) ($ Thousands)                          5,688
                                                  ----------


CASH EQUIVALENT  -- 3.0%
   SEI Daily Income Trust,
   Prime Obligation Fund,
   Cl A, 4.980%*+                  6,639,821           6,640
                                                  ----------
Total Cash Equivalent(Cost $6,640) ($ Thousands)       6,640
                                                  ----------
Total Investments -- 117.9%
  (Cost $264,841) ($ Thousands)                   $  262,895
                                                  ==========


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           127

SCHEDULE OF INVESTMENTS


Extended Duration Fund (Concluded)

May 31, 2006


A summary of the outstanding Interest Rate Swap agreements held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                      NOTIONAL    NET UNREALIZED
                                        EXPIRATION     AMOUNT      DEPRECIATION
DESCRIPTION                                DATE     ($ THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Receive fixed rate of 4.65%
     and pay floating rate rate based on
     3 Month LIBOR. (Counterparty:
     Credit Suisse First Boston)            09/02/25      $21,350      $ (2,821)
   Receive fixed rate of 4.8825% and
     pay floating rate rate based on
     3 Month LIBOR. (Counterparty:
     Barclays Capital)                      09/19/25       20,000        (2,106)
   Receive fixed rate of 4.986% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Deutsche Bank)   10/04/25       17,630        (1,647)
   Receive fixed rate of 5.0475% and pay
     floating rate rate based on
     3 Month LIBOR. (Counterparty:
     Salomon Brothers)                      01/04/26       59,690        (5,193)
   Receive fixed rate of 5.064% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Credit Suisse
     First Boston)                          03/02/16       35,640        (1,605)
   Receive fixed rate of 5.1425% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Deutsche Bank)   01/07/25       21,660        (1,586)
   Receive fixed rate of 5.144% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Salomon
     Brothers)                              02/02/26       28,000        (2,131)
   Receive fixed rate of 5.216% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Barclays
     Capital)                               04/04/25       49,000        (3,206)
   Receive fixed rate of 5.216% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Credit
     Suisse First Boston)                   04/04/25       50,000        (3,271)
   Receive fixed rate of 5.216% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Deutsche Bank)   04/04/25       43,000        (2,813)
   Receive fixed rate of 5.212% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Barclays
     Capital)                               12/02/25       11,830          (785)
   Receive fixed rate of 5.244% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty: Barclays
     Capital)                              11/03/25        51,820        (3,299)
   Receive fixed rate of 5.243% and pay
     floating rate rate based on 3 Month
     LIBOR. (Counterparty:
     Salomon Brothers)                    11/03/25         51,820        (3,304)
                                                                       ---------
                                                                       $(33,767)
                                                                       =========
--------------------------------------------------------------------------------


DESCRIPTION
--------------------------------------------------------------------------------
Percentages are based on Net Assets of $222,923 ($ Thousands).
* Rate shown is the 7-day effective yield as of May 31, 2006.
+ Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
++ Real Estate Investment Trust.
(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2006.
(C) Security, or portion of this security, has been pledged as collateral on open swap contracts. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(D) The rate reported is the effective yield at time of purchase.
(E) Security considered illiquid. The total value of such securities as of May 31, 2006 was $3,406 ($ Thousands) and represented 1.53% of Net Assets.
(F) The note accrues 9.65% annual coupon for any day that the 3-year swap rate exceeds the 1-year swap rate by 22 or more basis points.
(G) The note accrues 12.50% annual coupon for any day that the 5-year swap rate exceeds the 2-year swap rate by 30 or more basis points.
Cl -- Class
CMO -- Collateralized Mortgage Obligation
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
IO -- Interest Only
LIBOR -- London InterBank Offering Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
Ser -- Series


The accompanying notes are an integral part of the financial statements.











--------------------------------------------------------------------------------
128           SEI Institutional Investments Trust / Annual Report / May 31, 2006

STATEMENT OF NET ASSETS


High Yield Bond Fund

May 31, 2006
--------------------------------------------------------------------------------
Sector Weightings (unaudited)++:

22.5% Consumer Discretionary
19.1% Financials
11.9% Industrials
 9.7% Material
 8.2% Energy
 7.2% Telecommunication Services
 4.6% Utilities
 4.5% Health Care
 2.4% Cash Equivalents
 2.4% Information Technology
 2.3% Consumer Staples
 2.2% Short-Term Investments
 1.6% Mortgage Related
 0.8% Preferred Stock
 0.4% Common Stock
 0.1% Certificates of Deposit
 0.1% U.S. Government Agency Obligations

++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS  -- 93.9%

CONSUMER DISCRETIONARY -- 24.2%
   155 E Tropicana LLC
        8.750%, 04/01/12            $  1,164       $   1,141
   AMC Entertainment
        8.000%, 03/01/14                 775             723
   AMF Bowling Worldwide
       10.000%, 03/01/10                 800             820
   Acco Brands
        7.625%, 08/15/15               1,075           1,016
   Adelphia Communications (C) (F)
       10.250%, 06/15/11               1,375             698
        9.500%, 03/01/05               1,667           1,534
   Adesa
        7.625%, 06/15/12                 475             477
   Alderwoods Group
        7.750%, 09/15/12                 275             291
   American Greetings
        7.375%, 06/01/16                 200             203
   American Tower
        7.500%, 05/01/12                 100             102
        7.125%, 10/15/12                 950             971
   Ames True Temper (D)
        9.068%, 07/15/06                 690             680
   Amscan Holdings
        8.750%, 05/01/14               1,050             934
   Arvinmeritor
        8.750%, 03/01/12                 250             251
   Asbury Automotive
        9.000%, 06/15/12               3,261           3,318

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Autonation (A) (F)
        7.045%, 07/15/06            $    680       $     687
   Avis (A) (D)
        7.576%, 08/15/06               1,065           1,081
   Aztar
        7.875%, 06/15/14               2,217           2,369
   Bombardier Recreational
        8.375%, 12/15/13               1,655           1,820
   Bon-Ton Department Stores (A) (F)
       10.250%, 03/15/14                 544             509
   Boyd Gaming
        7.750%, 12/15/12                 300             307
        7.125%, 02/01/16                 825             811
   Broder Brothers, Ser B
       11.250%, 10/15/10               1,200           1,137
   Brookstone (A)
       12.000%, 10/15/12                 275             246
   Brown Shoe
        8.750%, 05/01/12               1,050           1,097
   Burlington (A) (F)
       11.125%, 04/15/14               1,375           1,349
   CBD Media Holdings
        9.250%, 07/15/12                 525             530
        8.625%, 06/01/11                 250             251
   CCH I Holdings LLC
       13.500%, 01/15/14 (B) (F)         850             557
       10.000%, 05/15/14                 325             198
   CCH II LLC (F)
       10.250%, 09/15/10               2,986           2,979
   CCH I LLC
       11.000%, 10/01/15               2,265           1,948
   CCM Merger (A) (F)
        8.000%, 08/01/13               2,375           2,280
   CCO Holdings LLC
        9.035%, 06/15/06 (D)           1,622           1,642
        8.750%, 11/15/13               1,490           1,440
   CMP Susquehanna (A)
        9.875%, 05/15/14               1,215           1,182
   CSC Holdings
        7.875%, 12/15/07                 175             178
   CSC Holdings, Ser B
        8.125%, 08/15/09                 275             282
   CSK Auto
        7.000%, 01/15/14                 100              96
   Cablevision Systems, Ser B
        9.620%, 10/03/06 (D)           1,825           1,939
        8.000%, 04/15/12                 520             515
   Caesars Entertainment
        8.875%, 09/15/08                 175             185
        8.125%, 05/15/11                 300             319
        7.875%, 03/15/10                 600             628


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           129

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Canwest Media
        8.000%, 09/15/12            $    950       $     957
   Carmike Cinemas
        7.500%, 02/15/14               1,200           1,180
   Carrols (F)
        9.000%, 01/15/13                 525             530
   Century Communications,
     Ser B (C)
        9.050%, 01/15/08               2,890           1,503
   Charter Communications
     Holdings (A)
        8.375%, 04/30/14                 677             675
   Charter Communications
     Holdings II (A)
       10.250%, 09/15/10                 525             522
   Cinemark (B)
        9.340%, 03/15/14                 650             509
   Collins & Aikman Floorcovering,
     Ser B (F)
        9.750%, 02/15/10                 400             399
   Cooper Standard Auto
        8.375%, 12/15/14               1,550           1,285
   Cornell
       10.750%, 07/01/12                 475             499
   Corrections of America
        6.750%, 01/31/14                 425             413
        6.250%, 03/15/13               2,773           2,634
   Del Laboratories
        8.000%, 02/01/12               1,075             881
   Delphi (C) (F)
        6.500%, 08/15/13               2,525           2,033
   Denny's (F)
       10.000%, 10/01/12               1,710           1,753
   Dex Media
        8.170%, 11/15/13 (B)           1,000             840
        8.000%, 11/15/13                 550             557
   Dex Media East LLC
        9.875%, 11/15/09                 871             923
   Dex Media West/Finance,
     Ser B
        9.875%, 08/15/13                 950           1,035
   Directv Holdings
        6.375%, 06/15/15               1,565           1,471
   Dura Operating, Ser D
        9.000%, 05/01/09                 350             203
   Echostar DBS
        7.125%, 02/01/16 (A)           1,440           1,379
        6.375%, 10/01/11                 400             384
        5.750%, 10/01/08                 150             148
   El Dorado Casino Shreveport
     PIK (F)
       10.000%, 08/01/12               1,050             840
   Elizabeth Arden
        7.750%, 01/15/14               1,075           1,075
   Eye Care Centers of America (F)
       10.750%, 02/15/15                 400             464

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Federal-Mogul
        7.750%, 07/01/06 (C)        $    800       $     480
        7.375%, 01/15/06                 200             120
   Federal-Mogul MTN, Ser A
        8.370%, 11/15/01                 300             181
   Ford Motor
        9.500%, 09/15/11                 875             774
        9.215%, 09/15/21                 325             256
        8.900%, 01/15/32                 450             355
        8.875%, 01/15/22                  50              39
        7.450%, 07/16/31               1,422           1,031
   French Lick Resorts (A)
       10.750%, 04/15/14               3,467           3,389
   GSC Holdings (A)
        8.865%, 07/01/06 (D)           1,164           1,205
        8.000%, 10/01/12 (F)             812             808
   General Motors (F)
        8.375%, 07/15/33               1,139             864
        8.250%, 07/15/23                 602             453
        7.700%, 04/15/16               1,473           1,108
   Goodyear Tire & Rubber (F)
        9.000%, 07/01/15               1,526           1,553
   Gregg Appliances
        9.000%, 02/01/13               1,668           1,547
   Group 1 Automotive
        8.250%, 08/15/13                 800             804
   Harrahs Operating
        8.000%, 02/01/11                  50              54
   Harry & David Operations
        9.000%, 03/01/13               1,628           1,498
   Herbst Gaming
        8.125%, 06/01/12               2,714           2,789
        7.000%, 11/15/14                 100              99
   Hertz (A)
       10.500%, 01/01/16 (F)             286             310
        8.875%, 01/01/14               1,841           1,915
   Houghton Mifflin
        9.875%, 02/01/13                 450             475
   Hydrochem Industrial (A)
        9.250%, 02/15/13                 875             871
   Inn of the Mountain Gods
       12.000%, 11/15/10                 475             508
   Intrawest
        7.500%, 10/15/13               2,483           2,520
   Isle of Capri Casinos
        9.000%, 03/15/12                 200             211
        7.000%, 03/01/14                 745             723
   Jacuzzi Brands
        9.625%, 07/01/10                 510             546
   Jean Coutu Group
        7.625%, 08/01/12                 650             632
   Jo-Ann Stores (F)
        7.500%, 03/01/12                 300             278


-------------------------------------------------------------------------------
130           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Kabel Deutschland (A)
       10.625%, 07/01/14            $  2,170       $   2,322
   LBI Media (B)
        9.810%, 10/15/13                 625             501
   Lamar Media
        7.250%, 01/01/13                 325             322
        6.625%, 08/15/15                  50              48
   Lazydays RV Center
       11.750%, 05/15/12               1,750           1,706
   Leslie's Poolmart
        7.750%, 02/01/13                 150             148
   Levi Strauss
       12.250%, 12/15/12               1,620           1,822
        9.740%, 07/01/06 (D)           3,575           3,696
        8.875%, 04/01/16 (A)             312             307
   Lin Television
        6.500%, 05/15/13                 150             139
   Lin Televison, Ser B
        6.500%, 05/15/13               1,150           1,067
   Little Traverse Bay Bands of
     Odawa Indians Casino and
     Hotel (A)
       10.250%, 02/15/14                  75              74
   Lodgenet Entertainment
        9.500%, 06/15/13                 400             428
   MGM Mirage
        8.500%, 09/15/10                 100             106
        6.750%, 04/01/13 (A)             785             766
        5.875%, 02/27/14               1,970           1,807
   MTR Gaming Group (A)
        9.000%, 06/01/12                 150             152
   Majestic Star LLC (A) (F)
        9.750%, 01/15/11               1,575           1,622
   Mandalay Resort Group, Ser B
       10.250%, 08/01/07                  25              26
   Mediacom LLC
        9.500%, 01/15/13               1,777           1,786
   Medianews Group
        6.875%, 10/01/13                 200             188
   Metaldyne (F)
       11.000%, 06/15/12                 123             106
       10.000%, 11/01/13               2,136           2,051
   Mohegan Tribal Gaming
        7.125%, 08/15/14                 100              98
        6.875%, 02/15/15               1,300           1,241
        6.125%, 02/15/13                 350             333
   NationsRent
        9.500%, 10/15/10               2,960           3,182
   Neiman Marcus Group (A)
       10.375%, 10/15/15 (F)           1,000           1,052
        9.000%, 10/15/15                 450             469


--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Nexstar Holdings LLC (B)
       10.750%, 04/01/13            $    975       $     820
   Nordic Telephone (A)
        8.875%, 05/01/16               2,075           2,142
   O'Charley's
        9.000%, 11/01/13                 254             260
   Pantry
        7.750%, 02/15/14                 625             629
   Penn National Gaming
        6.750%, 03/01/15               1,440           1,377
   Perry Ellis International,
     Ser B
        8.875%, 09/15/13               1,689           1,681
   Petro Stopping Centers
        9.000%, 02/15/12                 350             352
   Phillips Van-Heusen
        8.125%, 05/01/13                 375             386
        7.250%, 02/15/11                  75              75
   Pinnacle Entertainment
        8.250%, 03/15/12               2,946           2,990
   Polypore International
     (B) (F)
       13.240%, 10/01/12               1,450             990
   Primedia
       10.545%, 08/15/06 (D)             720             734
        8.875%, 05/15/11                 600             574
        8.000%, 05/15/13               1,100             990
   Quebecor Media (A)
        7.750%, 03/15/16               1,025           1,040
   Quicksilver
        6.875%, 04/15/15                 275             260
   Qwest
        7.875%, 09/01/11                 600             617
   RH Donnelley
       10.875%, 12/15/12                 415             456
        8.875%, 01/15/16 (A)           1,532           1,540
        6.875%, 01/15/13 (A)           1,525           1,395
        6.875%, 01/15/13 (A)           2,750           2,516
   RJ Tower (C) (F)
       12.000%, 06/01/13               1,950           1,428
   Rexnord
       10.125%, 12/15/12                 455             505
   Riddell Bell Holdings
        8.375%, 10/01/12               2,040           2,030
   Sealy Mattress
        8.250%, 06/15/14                 600             624
   Seneca Gaming,
        7.250%, 05/01/12                 175             173
   Service
        7.700%, 04/15/09                 595             602
        7.500%, 06/15/17 (A)             700             665
        6.750%, 04/01/16               1,645           1,542
        6.500%, 03/15/08               2,033           2,028

-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           131

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Simmons (B)
       10.000%, 12/15/14            $    850       $     597
   Sinclair Broadcast Group
     (A) (B)
        4.875%, 07/15/18                 400             350
   Six Flags
        9.750%, 04/15/13                 861             863
        9.625%, 06/01/14               1,147           1,133
   Sonic Automotive, Ser B (F)
        8.625%, 08/15/13               2,132           2,153
   Spectrum Brands
        8.500%, 10/01/13               1,250           1,087
   Stanadyne
       15.530%, 02/15/15 (B)           1,500             750
       10.000%, 08/15/14               1,250           1,156
   Stanley-Martin
        9.750%, 08/15/15               1,446           1,280
   Starwood Hotel & Resorts
        7.875%, 05/01/12                 350             370
        7.375%, 05/01/07                 675             683
        7.375%, 11/15/15                 603             620
   Station Casinos
        6.875%, 03/01/16               2,549           2,463
        6.625%, 03/15/18 (A)           2,175           2,023
   Steinway Musical Instruments (A)
        7.000%, 03/01/14               2,760           2,712
   Stewart Enterprises (A)
        7.750%, 02/15/13                 485             453
   Sun Media
        7.625%, 02/15/13                 225             230
   Superior Essex Communications
     Group
        9.000%, 04/15/12                 600             613
   Tech Olympic (A)
        8.250%, 04/01/11                 210             205
   Tenneco Automotive (F)
        8.625%, 11/15/14               3,904           3,924
   Town Sports International
        9.625%, 04/15/11                 927             978
        9.410%, 02/01/14 (B)           4,031           3,205
   Turning Stone Casino
     Entertainment (A)
        9.125%, 12/15/10               2,159           2,218
   United Components
        9.375%, 06/15/13               1,786           1,804
   United Rentals North America
        7.750%, 11/15/13               4,075           3,993
        7.000%, 02/15/14                 150             141
        6.500%, 02/15/12                 505             485
   Universal City Florida
        9.899%, 08/01/06 (D) (F)       4,648           4,799
        8.375%, 05/01/10                 175             179

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   US LEC (D)
       13.620%, 10/01/06            $    800       $     856
   Vail Resorts
        6.750%, 02/15/14                 490             471
   Vertis
        9.750%, 04/01/09                 500             510
   VICORP Restaurants
       10.500%, 04/15/11                 650             611
   Videotron
        6.875%, 01/15/14               1,885           1,833
   Visant Holding (B)
        9.980%, 12/01/13               3,179           2,511
   Visteon (F)
        8.250%, 08/01/10                 550             511
        7.000%, 03/10/14               1,200             993
   WMG Holdings
        8.740%, 12/15/14               1,075             812
   Williams Scotsman
        8.500%, 10/01/15                 532             536
   Wynn Las Vegas LLC
        6.625%, 12/01/14               2,614           2,480
   Yell Finance
       13.125%, 08/01/11 (B)             775             820
       10.750%, 08/01/11                 425             451
                                                   ---------
                                                     209,057
                                                   ---------

CONSUMER STAPLES -- 2.4%
   B & G Foods Holding
        8.000%, 10/01/11                 500             504
   Dave & Buster's (A)
       11.250%, 03/15/14                 293             294
   Dean Foods
        7.000%, 06/01/16               1,375           1,347
   Del Laboratories (A) (D)
       10.149%, 07/28/06                 300             308
   Del Monte
        6.750%, 02/15/15                 632             598
   Dole Foods (F)
        8.875%, 03/15/11                 800             783
   Fleming (C)
       10.125%, 04/01/08               1,050             189
        9.250%, 06/15/10                 200              36
   General Nutrition Center
        8.500%, 12/01/10                 850             816
   Ingles Markets
        8.875%, 12/01/11                 552             578
   Jean Countu Group (F)
        8.500%, 08/01/14               1,125           1,046
   Le-Natures (A)
       10.000%, 06/15/13               2,194           2,301

-------------------------------------------------------------------------------
132           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   NBTY
        7.125%, 10/01/15            $  2,425       $   2,316
   Natural Beef Pack
       10.500%, 08/01/11               1,513           1,521
   Playtex Products
        9.375%, 06/01/11               1,060           1,105
   RJ Reynolds Tobacco
     Holdings (F)
        6.500%, 06/01/07               1,650           1,650
   Reynolds American (A)
        7.250%, 06/01/13                 330             326
   Rite Aid
       12.500%, 09/15/06                 150             152
        7.700%, 02/15/27 (F)             150             123
        6.875%, 08/15/13 (F)             100              88
        6.875%, 12/15/28                 350             259
   Stater Brothers Holdings (D)
        8.410%, 06/15/06               1,859           1,887
   UNIFI (A)
       11.500%, 05/15/14                 150             150
   Visant Holding (A)
        8.750%, 12/01/13               2,115           2,083
                                                   ---------
                                                      20,460
                                                   ---------

Energy -- 9.0%
   Allis-Chalmers Energy (A)
        9.000%, 01/15/14               2,186           2,219
   Atlas Pipeline Partners (A)
        8.125%, 12/15/15               1,160           1,183
   Baytex Energy
        9.625%, 07/15/10                 525             554
   Belden & Blake (F)
        8.750%, 07/15/12               2,067           2,114
   Brigham Exploration (A)
        9.625%, 05/01/14                 300             297
   Chaparral Energy (A)
        8.500%, 12/01/15               2,501           2,532
   Chesapeake Energy
        7.750%, 01/15/15               1,941           1,985
        7.500%, 06/15/14                 494             504
        7.000%, 08/15/14                 851             848
        6.875%, 01/15/16               4,528           4,403
        6.500%, 08/15/17               3,200           3,024
        6.375%, 06/15/15                  50              47
   Clayton William Energy
        7.750%, 08/01/13               1,689           1,575
   Colorado Interstate Gas
        5.950%, 03/15/15                 250             234
   Compton Pet Finance
        7.625%, 12/01/13                 475             463


--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Comstock Resources
        6.875%, 03/01/12            $     50       $      48
   Copano Energy LLC (A)
        8.125%, 03/01/16               1,102           1,119
   Denbury Resources
        7.500%, 12/15/15               1,945           1,969
   El Paso
        9.625%, 05/15/12 (A)           1,894           2,083
        7.625%, 08/16/07                 380             385
        7.625%, 09/01/08 (A)             791             804
        7.420%, 02/15/37 (A)             750             698
        7.000%, 05/15/11 (F)             575             572
        6.750%, 05/15/09                 300             298
   El Paso MTN
        8.050%, 10/15/30 (F)             950             948
        7.800%, 08/01/31                 150             146
        7.375%, 12/15/12                 450             452
   El Paso Natural Gas
        8.375%, 06/15/32                 300             327
   El Paso Production Holdings
        7.750%, 06/01/13               2,265           2,310
   Encore Acquisition
        7.250%, 12/01/17                 375             363
        6.000%, 07/15/15                 275             245
   Energy Partners
        8.750%, 08/01/10               1,047           1,060
   Forest Oil
        8.000%, 12/15/11               1,025           1,063
   Giant Industries
        8.000%, 05/15/14                 750             759
   Grant Prideco, Ser B
        6.125%, 08/15/15                 300             281
   Hanover Compress
        8.625%, 12/15/10                 805             829
   Hanover Compressor
        9.000%, 06/01/14                 540             574
        7.500%, 04/15/13 (F)             600             594
   Hanover Equipment Trust,
     Ser 2001 B
        8.750%, 09/01/11               3,675           3,822
   Hilcorp Energy (A)
       10.500%, 09/01/10               4,080           4,437
        7.750%, 11/01/15                 726             715
   Holly Energy Partners LP
        6.250%, 03/01/15                 600             560
   Mariner Energy (A)
        7.500%, 04/15/13               1,000             968
   Markwest Energy, Ser B
        6.875%, 11/01/14               1,400           1,299
   Massey Energy
        6.875%, 12/15/13 (A)             914             877
        6.625%, 11/15/10               2,774           2,774


-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           133

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Newfield Exploration
        6.625%, 04/15/16            $    665       $     633
   Pacific Energy
        6.250%, 09/15/15                 200             185
   Parker Drilling
        9.625%, 10/01/13                 639             701
        9.570%, 06/01/06 (D)           4,542           4,633
   Pogo Producing
        6.875%, 10/01/17                 675             638
        6.625%, 03/15/15                 500             473
   Pogo Producing, Ser B
        8.250%, 04/15/11               1,072           1,116
   Premcor Refining
        7.500%, 06/15/15               2,752           2,851
   Pride International
        7.375%, 07/15/14               1,391           1,422
   Quicksilver Resources
        7.125%, 04/01/16               1,974           1,885
   Range Resources
        6.375%, 03/15/15                 350             324
   SESI (A)
        6.875%, 06/01/14                 950             931
   Sierra Pacific Resources
        8.625%, 03/15/14                 100             108
   Tesoro (A)
        6.625%, 11/01/15                 935             902
   Transcont Gas Pipe (A)
        6.400%, 04/15/16                 150             147
   United Refining (F)
       10.500%, 08/15/12               3,587           3,748
   Veneco
        8.750%, 12/15/11                 650             631
   Whiting Petroleum
        7.000%, 02/01/14                 460             444
   Williams
        8.125%, 03/15/12                 365             387
        7.625%, 07/15/19                 335             346
                                                   ---------
                                                      77,866
                                                   ---------

FINANCIALS -- 14.7%
   Alamosa Delaware
       11.000%, 07/31/10                  60              66
        8.500%, 01/31/12               1,355           1,446
   Allstate Life Global
     Funding II MTN (A) (D) (G)
        5.101%, 06/15/07                 681             681
   American General Finance (A) (D) (G)
        5.111%, 06/15/07               2,147           2,147

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   American General Finance MTN,
     Ser F (G)
        5.875%, 07/14/06            $    148       $     151
   Amkor Technology, 2nd Lien
     (D) (I)
        9.694%, 10/27/10               2,500           2,575
   Aquila (D) (I)
       10.670%, 09/19/09               1,000           1,030
   Arch Western Finance
        6.750%, 07/01/13               5,308           5,149
   Bear Stearns, Ser EXL (D) (G)
        5.091%, 06/15/07               2,636           2,636
   CB Richard Ellis Service
       11.250%, 06/15/11                 450             477
        9.750%, 05/15/10                 325             348
   CCFC, 1st Lien (D) (I)
       10.826%, 08/26/09               1,492           1,567
   Cardtronics (A)
        9.250%, 08/15/13                 150             149
   Caterpillar Financial
     Services MTN, Ser F (D) (G)
        5.148%, 07/10/06                 740             740
   Cebridge, 2nd Lien (D) (I)
       11.150%, 05/05/14               2,500           2,412
   Choctaw Resort Development
     Entity (A)
        7.250%, 11/15/19               1,025           1,017
   Cooper Standard (D) (I)
        7.500%, 12/23/11               2,743           2,753
   Countrywide Financial Services
     MTN, Ser A (D) (G)
        5.210%, 11/03/06               1,555           1,555
        4.960%, 09/13/06               2,739           2,739
   Crystal US Holdings, Ser B (B)
        8.730%, 10/01/14                 600             473
   Dekabank (A) (D) (G)
        5.108%, 05/18/07               2,739           2,739
   Delphi Term Loan (D) (I)
        5.066%, 06/14/11               1,925           1,992
   Dow Jones CDX HY, Ser 6-T1 (F)
        8.625%, 06/29/11               5,000           4,944
   FTI Consulting
        7.625%, 06/15/13                 350             360
   Festival Fun Park LLC
       10.875%, 04/15/14               2,269           2,280
   Ford Motor Credit
        9.473%, 07/17/06 (D)           2,025           2,035
        7.375%, 10/28/09               2,765           2,547
        7.375%, 02/01/11                 650             583
        7.250%, 10/25/11               1,500           1,332
        7.000%, 10/01/13 (F)           1,836           1,584
        6.638%, 01/15/10                 680             616
        6.625%, 06/16/08               1,150           1,089

-------------------------------------------------------------------------------
134           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   General Motors Acceptance
        8.000%, 11/01/31            $  3,068       $   2,882
        6.875%, 08/28/12               2,945           2,737
        6.750%, 12/01/14 (F)           5,210           4,729
        6.125%, 08/28/07                 175             171
   Georgia Pacific (D) (I)
        8.086%, 12/23/12                 500             507
        8.081%, 02/14/14               1,425           1,445
        6.750%, 02/14/13                 723             724
   Host Marriott, Ser M+
        7.125%, 11/01/13                 100             101
        7.000%, 08/15/12                 450             451
        6.750%, 06/01/16 (A) (F)       2,100           2,040
   Host Marriott, Ser O+
        6.375%, 03/15/15                 175             167
   Innophos Investments
       13.170%, 02/15/15               2,157           2,163
   Ipayment (A)
        9.750%, 05/15/14                 500             501
   Irish Life & Permanent MTN,
     Ser X  (A) (D) (G)
        5.109%, 06/21/07               1,969           1,969
   Islandsbanki (D) (G)
        5.180%, 04/06/07               2,221           2,221
        5.131%, 03/22/07               1,259           1,259
   J.G. Wentworth Loan (D) (I)
        8.540%, 04/12/11                 575             581
   Jackson National Life
     Funding (A) (D) (G)
        5.080%, 05/02/07               3,258           3,258
   K&F Acquisition
        7.750%, 11/15/14                 550             558
   Kaupthing Bank MTN (D) (G)
        5.141%, 03/20/07               3,702           3,702
   LSP General Finance (D) (I)
        6.827%, 04/13/13                  61              61
   LSP General Finance, 2nd Lien++ (D)
        8.239%, 04/13/13               2,500           2,537
   Landsbanki Islands (D) (G)
        5.161%, 03/16/07               2,813           2,813
   Level 3 (D) (I)
       11.823%, 12/01/11               1,750           1,853
   Mirant Americas (D) (I)
        6.830%, 01/15/13                 995             994
   Morgan Stanley EXL (D) (G)
        5.190%, 07/03/07                 518             518
   Morgan Stanley EXL, Ser S (D) (G)
        5.150%, 07/03/07                 740             740
   Murray, 2nd Lien (D) (I)
       12.375%, 01/31/11               1,995           2,080
   Natexis Banques (A) (D) (G)
        5.060%, 06/15/07               1,444           1,443

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Nationwide Building Society
     (A) (D) (G)
        5.160%, 04/05/07            $  1,481       $   1,481
        5.020%, 04/27/07                 814             814
   Noble Group (A)
        6.625%, 03/17/15                 975             850
   Nordbank (A) (D) (G)
        5.080%, 06/22/07               2,517           2,517
   Northern Rock (A) (D) (G)
        5.170%, 05/03/07               1,525           1,525
   Omega Healthcare Investors
        7.000%, 01/15/16                 575             550
   Pacific Life Global
     Funding (A) (D) (G)
        5.101%, 06/13/07               1,111           1,111
   Premium Asset Trust,
     Ser 2004-06 (A) (D) (G)
        5.190%, 06/30/06               1,407           1,408
   Premium Asset Trust,
     Ser 2004-10 (A) (D) (G)
        5.120%, 05/14/07               2,073           2,073
   Rouse (A)+
        6.750%, 05/01/13               3,005           2,975
   SLM EXL, Ser S (A) (D) (G)
        5.081%, 06/15/07               1,629           1,629
   Senior Housing+
        7.875%, 04/15/15                 645             668
   Sigma Finance MTN (G)
        4.745%, 11/09/06                 800             800
   Skandinav Enskilda Bank
     (A) (D) (G)
        5.077%, 05/18/07               1,629           1,629
   Stripes Acquisition/Susser
     Financial (A)
       10.625%, 12/15/13                 231             251
   Trains HY, Ser 2005-1
        6.975%, 06/15/15                 854             850
   Trustreet Properties+
        7.500%, 04/01/15                 925             912
   UGS
       10.000%, 06/01/12                 500             542
   United Airlines (D) (I)
        8.440%, 02/01/12               1,250           1,262
   Universal City Development
       11.750%, 04/01/10               1,150           1,256
   Venoco, 2nd Lien (D) (I)
       10.125%, 04/26/11                 150             151
        9.241%, 04/26/11               2,500           2,512
   Ventas Realty
        8.750%, 05/01/09                 150             158
        7.125%, 06/01/15+                500             504
        6.625%, 10/15/14+                375             367
   Wide Open West, 2nd Lien (D) (I)
       10.130%, 04/28/13                 500             501
                                                   ---------
                                                     126,713
                                                   ---------

-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           135

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
HEALTH CARE -- 4.9%
   Accellent
       10.500%, 12/01/13            $  2,060       $   2,168
   Bio-Rad Laboratories
        6.125%, 12/15/14                 525             492
   Biovail
        7.875%, 04/01/10               2,553           2,585
   CRC Health (A)
       10.750%, 02/01/16               1,250           1,288
   Concentra Operating
        9.500%, 08/15/10                 300             315
   Extendicare Health Services
        9.500%, 07/01/10               2,139           2,235
   Fisher Scientific International
        6.125%, 07/01/15               1,452           1,412
   Fresenius Medical Capital Trust
        7.875%, 02/01/08                 306             312
   Fresenius Medical Capital
     Trust IV
        7.875%, 06/15/11                 500             519
   Genesis Healthcare
        8.000%, 10/15/13               1,225           1,292
   HCA
        8.750%, 09/01/10                 900             962
        7.500%, 11/06/33 (F)             828             773
        6.750%, 07/15/13                 145             142
        6.500%, 02/15/16 (F)           4,997           4,727
        6.250%, 02/15/13                 517             492
   Hangar Orthopedic Group (A)
       10.250%, 06/01/14                 175             175
   Healthcare
        6.950%, 05/01/12                 200             198
   Iasis Healthcare (F)
        8.750%, 06/15/14               1,000           1,011
   Insight Health Services (D) (F)
       10.399%, 06/22/06                 350             315
   Insight Health Services, Ser B
        9.875%, 11/01/11                 850             383
   Kinetic Concepts
        7.375%, 05/15/13                 275             280
   Leiner Health Products
       11.000%, 06/01/12                 150             147
   MQ Associates (B) (F)
       25.590%, 08/15/12                 676             264
   Medcath Holdings
        9.875%, 07/15/12                  75              76
   MedQuest, Ser B (F)
       11.875%, 08/15/12               1,240           1,115
   MultiPlan (A)
       10.375%, 04/15/16                 898             920
   National Mentor
        9.625%, 12/01/12                 800             902

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Norcross Safety Products, Ser B
        9.875%, 08/15/11            $  1,225       $   1,274
   Res-Care
        7.750%, 10/15/13                 625             627
   Select Medical
       10.820%, 09/29/06 (A) (D)         225             212
        7.625%, 02/01/15               2,825           2,521
   Sybron Dental Specialties
        8.125%, 06/15/12                 475             501
   Tenet Healthcare (F)
        9.500%, 02/01/15 (A)           1,894           1,908
        6.500%, 06/01/12                 350             315
   Triad Hospitals
        7.000%, 05/15/12 (F)           1,755           1,740
        7.000%, 11/15/13                 410             397
   US Oncology Holdings
       10.750%, 08/15/14               4,012           4,438
       10.320%, 09/15/06 (D) (F)       2,012           2,047
        9.000%, 08/15/12                 125             131
   WH Holdings
        9.500%, 04/01/11                 763             828
                                                   ---------
                                                      42,439
                                                   ---------

INDUSTRIALS -- 13.1%
   ALH Finance
        8.500%, 01/15/13               1,800           1,764
   Acih (A) (B)
       10.710%, 12/15/12               1,225           1,047
   Ahern Rentals
        9.250%, 08/15/13                 775             796
   Ainsworth Lumber
        8.710%, 06/30/06 (D) (F)       2,990           2,990
        7.250%, 10/01/12               1,821           1,580
        6.750%, 03/15/14               2,025           1,676
   Air 2 US (A)
        8.027%, 10/01/19               1,276           1,279
   Alliant Techsystems
        6.750%, 04/01/16                 350             343
   Allied Waste North America
        7.250%, 03/15/15                 285             279
        7.125%, 05/15/16 (A) (F)       2,919           2,817
   Allied Waste North America,
     Ser B
        8.500%, 12/01/08               1,375           1,442
        7.375%, 04/15/14                 385             371
        5.750%, 02/15/11                 350             331
   Amsted Industries (A)
       10.250%, 10/15/11                 900             972
   Armstrong Holdings (C) (F)
       10.344%, 05/15/29               2,050           1,630

-------------------------------------------------------------------------------
136           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Associated Materials
       12.420%, 03/01/14 (B)        $  1,225       $     766
        9.750%, 04/15/12                 500             517
   Autocam
       10.875%, 06/15/14                 175             104
   Beazer Homes USA
        6.500%, 11/15/13               1,300           1,214
   Buhrmann US
        8.250%, 07/01/14               1,650           1,671
        7.875%, 03/01/15                 600             600
   Builders Firstsource (D)
        9.420%, 08/16/06               3,265           3,363
   Case New Holland (A)
        7.125%, 03/01/14                 603             585
   Cedar Brakes I LLC (A)
        8.500%, 02/15/14                  --               --
   Cenveo
        9.625%, 03/15/12                 627             671
        7.875%, 12/01/13                 953             920
   Chart Industries (A)
        9.125%, 10/15/15                 325             345
   Chukchansi Economic Development
     Authority (A) (D)
        8.780%, 11/15/06                 404             417
   Contenintal Airlines,
     Ser RJ04 (F)
        9.558%, 09/01/19                 834             857
   Continental Airlines,
     Ser 971A
        7.461%, 04/01/15               1,273           1,237
   Continental Airlines,
     Ser 982A
        6.410%, 04/15/07                 250             249
   Corrections Corporation
     of America
        7.500%, 05/01/11                 544             549
   Covalence Specialty Mate (A)
       10.250%, 03/01/16                 355             359
   D R Horton
        5.625%, 09/15/14                 150             139
        5.625%, 01/15/16 (F)             925             840
        5.250%, 02/15/15               1,480           1,322
   DRS Technologies
        7.625%, 02/01/18 (F)           1,445           1,459
        6.875%, 11/01/13                  75              74
        6.625%, 02/01/16                 775             752
   Dayton Superior
       13.000%, 06/15/09               1,202           1,070
       10.750%, 09/15/08                 517             534
   Delta Air Lines, Ser 2000-1,
     Cl A2
        7.570%, 11/18/10 (C)           3,672           3,681
        7.111%, 09/18/11 (C) (F)          81              80
   Delta Air Lines,
     Ser 2002-1, Cl C (C)
        7.779%, 01/02/12                 344             322

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Education Management (A)
       10.250%, 06/01/16            $  2,384       $   2,402
        8.750%, 06/01/14               1,343           1,343
   Fastentech
       11.500%, 05/01/11               1,354           1,384
   Gencorp
        9.500%, 08/15/13                 850             918
   Goodman Global Holdings
        7.875%, 12/15/12                 370             363
   Greenbrier
        8.375%, 05/15/15                 848             873
   Gulfmark Offshore
        7.750%, 07/15/14               1,304           1,288
   H-Lines Finance Holdings (B)
        9.770%, 04/01/13                 775             659
   Harvest Operations
        7.875%, 10/15/11                 950             929
   Hexion US Financial (D)
        9.818%, 07/15/06               2,744           2,799
   Horizon Lines LLC
        9.000%, 11/01/12                 800             836
   Indalex Holding (A)
       11.500%, 02/01/14               1,439           1,511
   Interface
        9.500%, 02/01/14                 275             285
   Invensys PLC (A)
        9.875%, 03/15/11               1,413           1,533
   Iron Mountain
        6.625%, 01/01/16               1,325           1,232
   J.B. Poindexter
        8.750%, 03/15/14                 150             125
   K Hovnanian Enterprises (F)
        6.250%, 01/15/16                 500             442
   L-3 Communications
        6.125%, 07/15/13                 566             533
        5.875%, 01/15/15               4,097           3,769
   L-3 Communications, Cl B
        6.375%, 10/15/15               1,051             993
   Language Line
       11.125%, 06/15/12                 250             247
   Maax Holdings
       12.250%, 12/15/12 (B)           2,550           1,269
        9.750%, 06/15/12               1,100             924
   Meritage Homes
        7.000%, 05/01/14               1,575           1,467
        6.250%, 03/15/15               2,025           1,792
   Metals USA (A)
       11.125%, 12/01/15               1,872           2,087
   Millar Western Forest
        7.750%, 11/15/13               1,382           1,078
   Monitronics International
       11.750%, 09/01/10               1,184           1,172

-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           137

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Mueller Holdings (B)
        6.160%, 04/15/14            $    825       $     693
   NCL
       10.625%, 07/15/14                 550             543
   Nebraska Book
        8.625%, 03/15/12                 250             230
   Nell Af Sarl (A)
        8.375%, 08/15/15                 300             296
   Nortek
        8.500%, 09/01/14                 275             276
   North American Energy Partner
        8.750%, 12/01/11                 350             341
   Nutro Products (A)
       10.750%, 04/15/14                 300             307
        9.230%, 10/15/06                 950             962
   Owens Corning (C)
        7.500%, 08/01/18 (F)             225             245
        7.000%, 03/15/09               1,100           1,180
   PHI (A)
        7.125%, 04/15/13                 125             122
   Park-Ohio Industries
        8.375%, 11/15/14               1,700           1,530
   Ply Gem
        9.000%, 02/15/12                 800             754
   Propex Frabics
       10.000%, 12/01/12                 325             306
   Quality Distributors
        9.000%, 11/15/10               1,000             942
   Quebecor World Capital
        8.750%, 03/15/16                 275             259
   Rainbow National Services
     LLC (A)
       10.375%, 09/01/14                 475             531
        8.750%, 09/01/12                 985           1,044
   SGS International (A)
       12.000%, 12/15/13               1,275           1,320
   Schuler Homes
       10.500%, 07/15/11                 200             211
   Ship Finance International
        8.500%, 12/15/13               1,363           1,308
   Southern Star (A) (I)
        6.750%, 03/01/16                 175             171
   Southern States Cooperative (A)
       10.500%, 11/01/10                 844             895
   Sunstate Equipment
       10.500%, 04/01/13                 250             264
   TD Funding
        8.375%, 07/15/11                 525             558
   TRW Automotive
        9.375%, 02/15/13                 745             803
   Tech Olympic USA (F)
       10.375%, 07/01/12               2,217           2,250
        7.500%, 03/15/11                 200             183

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Tembec Industries
        8.625%, 06/30/09 (F)        $    600       $     336
        8.500%, 02/01/11 (F)             700             382
        7.750%, 03/15/12                 150              80
   Tempur Pedic
       10.250%, 08/15/10                 675             715
   Terex
        9.250%, 07/15/11                 475             502
        7.375%, 01/15/14                 804             806
   Terra Capital
       12.875%, 10/15/08                 537             612
   Thermadyne Holdings (F)
        9.250%, 02/01/14                 425             382
   UCAR Finance
       10.250%, 02/15/12               3,760           4,004
   US Concrete
        8.375%, 04/01/14                 675             695
   United Air Lines
       10.670%, 05/01/04 (C)             325               7
        9.125%, 01/15/12 (C)             625              13
        9.020%, 04/19/12                 847             466
        6.201%, 09/01/08 (F)             629             630
   United Air Lines, Ser 2000-2
        7.032%, 10/01/10               2,545           2,581
   United Air Lines, Ser 2001-1,
     Cl A-1
        6.071%, 03/01/13                 370             367
   Unova
        7.000%, 03/15/08                 700             700
   Vanguard Health Holdings II
        9.000%, 10/01/14                 375             384
   Visant
        7.625%, 10/01/12               1,550           1,523
   William Lyon Homes
       10.750%, 04/01/13                 530             525
   Xerox
        6.400%, 03/15/16                 500             477
                                                   ---------
                                                     112,978
                                                   ---------

INFORMATION TECHNOLOGY -- 2.0%
   Activant Solution (A)
        9.500%, 05/01/16               3,358           3,299
   Advanced Micro Devices
        7.750%, 11/01/12                 807             833
   Amkor Technologies
        9.250%, 06/01/16 (F)             800             768
        7.750%, 05/15/13 (F)             375             341
        7.125%, 03/15/11                  50              46
   Celestica
        7.875%, 07/01/11                 250             251
   Compagnie Generale de Geophysique
        7.500%, 05/15/15                 100             101
        7.500%, 05/15/15 (A)             800             804


-------------------------------------------------------------------------------
138           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Hughes Network System (A)
        9.500%, 04/15/14            $    944       $     953
   MagnaChip Semiconductor
        8.160%, 06/15/06 (D)             863             857
        8.000%, 12/15/14                 704             612
        6.875%, 12/15/11                 450             419
   SS&C Technologies (A)
       11.750%, 12/01/13                 930             988
   Seitel
       11.750%, 07/15/11                 425             480
   Serena Software
       10.375%, 03/15/16                 275             287
   Smart Modular Tech (D)
       10.490%, 07/01/06                 760             813
   Stoneridge (F)
       11.500%, 05/01/12               1,162           1,116
   Sungard Data Systems (A)
       10.250%, 08/15/15               1,936           2,023
        9.431%, 08/11/06 (D)           1,198           1,261
   Unisys
        8.000%, 10/15/12                 200             188
   Viasystems
       10.500%, 01/15/11                 425             429
                                                   ---------
                                                      16,869
                                                   ---------

Materials -- 10.7%
   AK Steel
        7.750%, 06/15/12                 800             788
   Abitibi Consolidated
        8.850%, 08/01/30                 200             174
        8.375%, 04/01/15 (F)           2,575           2,459
   Appleton Papers
        9.750%, 06/15/14               2,448           2,485
        8.125%, 06/15/11                 425             435
   BCI US Finance (A) (D)
       10.577%, 07/15/06                 610             622
   Ball
        6.625%, 03/15/18               1,125           1,074
   Berry Plastics
       10.750%, 07/15/12                 500             542
   Boise Cascade LLC
        7.943%, 07/15/06 (D)             450             452
        7.125%, 10/15/14                 963             872
   Bowater
        9.500%, 10/15/12 (D) (F)         475             485
        7.910%, 06/17/06                 604             610
   Bowater Canada Finance (F)
        7.950%, 11/15/11               2,348           2,289
   Bway
       10.000%, 10/15/10                 650             686
   Cascades
        7.250%, 02/15/13                 675             633

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Catalyst Paper
        7.375%, 03/01/14            $    338       $     311
   Catalyst Paper, Ser D
        8.625%, 06/15/11               1,225           1,219
   Century Aluminum
        7.500%, 08/15/14                 987           1,017
   Crown Americas (A)
        7.750%, 11/15/15               1,796           1,809
   Crown Cork & Seal (F)
        8.000%, 04/15/23               1,625           1,552
   Domtar
        7.125%, 08/15/15                 450             392
   Equistar Chemical
       10.625%, 05/01/11               1,452           1,572
       10.125%, 09/01/08               2,800           2,982
   Freeport-McMoRan
       10.125%, 02/01/10               1,059           1,128
        6.875%, 02/01/14               1,743           1,682
   Georgia Gulf
        7.125%, 12/15/13                 300             303
   Georgia-Pacific
        8.125%, 05/15/11                 325             332
        8.000%, 01/15/24                 575             555
        7.700%, 06/15/15               1,650           1,617
   Gibraltar Industries (A)
        8.000%, 12/01/15               1,676           1,693
   Graham Packaging (F)
        9.875%, 10/15/14               2,364           2,411
   Graphic Packaging International
        9.500%, 08/15/13                 135             136
        8.500%, 08/15/11                 689             694
   Huntsman
        5.000%, 02/16/08                   1              24
   Huntsman International
       12.318%, 07/15/06 (D)             871             910
       11.625%, 10/15/10                 799             887
        9.875%, 03/01/09                 125             130
        7.875%, 01/01/15 (A)           1,450           1,406
   Huntsman LLC
       11.500%, 07/15/12               1,941           2,208
   Ineos Group Holdings PLC (A)
        8.500%, 02/15/16               4,380           4,095
   Innophos
        9.625%, 08/15/14                 500             509
   Intertape Polymer
        8.500%, 08/01/14                 250             235
   Ispat Inland
        9.750%, 04/01/14               1,125           1,259
   Jarden
        9.750%, 05/01/12                 605             617
   Jefferson Smurfit
        7.500%, 06/01/13                 250             225
   Longview Fibre
       10.000%, 01/15/09                 768             804


-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           139

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Lyondell Chemicals
       10.875%, 05/01/09            $  2,014       $   2,054
       10.500%, 06/01/13                 945           1,058
   Mercer International
        9.250%, 02/15/13                 275             253
   Methanex
        6.000%, 08/15/15                 175             163
   Nalco (F)
        8.875%, 11/15/13               1,200           1,234
        7.750%, 11/15/11               2,859           2,866
   NewPage
       11.399%, 08/01/06 (D)             320             348
       10.000%, 05/01/12               2,219           2,347
   Newark Group
        9.750%, 03/15/14                 800             756
   Nova Chemicals (D)
        8.405%, 10/31/06                 966             973
   Novelis (A)
        7.750%, 02/15/15                 250             239
   Oregon Steel Mills
       10.000%, 07/15/09               3,430           3,601
   Owens-Brockway Glass
        8.875%, 02/15/09                 175             181
        8.250%, 05/15/13               2,125           2,146
        6.750%, 12/01/14                 150             142
   Owens-Illinois
        8.100%, 05/15/07                 150             152
        7.350%, 05/15/08               2,375           2,369
   P H Glatfelter (A)
        7.125%, 05/01/16               1,170           1,164
   Packaging Dynamics (A)
       10.000%, 05/01/16               2,200           2,216
   Plastipak Holdings (A) (F)
        8.500%, 12/15/15                 491             492
   Polyone
       10.625%, 05/15/10               2,000           2,155
        8.875%, 05/01/12                 500             510
   Rockwood Specialties Group
       10.625%, 05/15/11                 150             162
        7.500%, 11/15/14                 500             497
   Ryerson Tull
        8.250%, 12/15/11               1,631           1,635
   Smurfit-Stone Container
        9.750%, 02/01/11               2,839           2,910
   Solo Cup (F)
        8.500%, 02/15/14               2,622           2,360
   Solutia (C)
       11.250%, 07/15/09                 875             875
        6.720%, 10/15/37 (F)             450             419
   Steel Dynamics
        9.500%, 03/15/09               2,517           2,630

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Stelco
    10.610%, 03/31/16               $    400       $     424
   Tronox Worldwide (A)
        9.500%, 12/01/12               3,059           3,174
                                                   ---------
                                                      91,825
                                                   ---------

TELECOMMUNICATION SERVICES -- 7.9%
   Airgate PCS (D)
        8.827%, 07/15/06               1,525           1,571
   American Cellular, Ser B
       10.000%, 08/01/11               1,700           1,825
   Centennial (F)
       10.740%, 01/01/13               1,600           1,668
   Centennial Communications
       10.750%, 12/15/08                 421             425
       10.125%, 06/15/13               3,035           3,270
       10.000%, 01/01/13               2,450           2,536
        8.125%, 02/01/14               2,425           2,449
   Cincinnati Bell
        8.375%, 01/15/14 (F)             775             783
        7.250%, 07/15/13                  75              76
   Citizens Communications
        9.250%, 05/15/11               1,625           1,765
        6.250%, 01/15/13                 730             697
   Consolidated Communication
     Holdings
        9.750%, 04/01/12               1,060           1,129
   Digicel
        9.250%, 09/01/12                 200             210
   Dobson Cellular Systems
        9.875%, 11/01/12                 150             162
   Dobson Communications
        9.318%, 07/15/06                 685             692
        8.875%, 10/01/13                 150             152
   Embarq
        7.082%, 06/01/16                 825             826
   Hawaiian Telcom
     Commumications (F)
       12.500%, 05/01/15                 675             723
   Hawaiian Telecom
     Communications,
     Cl B (F)
        9.750%, 05/01/13                 775             798
   Horizon PCS
       11.375%, 07/15/12                 530             602
   IPCS
       11.500%, 05/01/12                 125             143
   IWO Holdings
       10.750%, 01/15/15 (B)             300             235
        8.818%, 07/15/06 (D)             250             259
   Insight Midwest
       10.500%, 11/01/10                 500             524
   Intelsat
        7.625%, 04/15/12                 575             479
        6.500%, 11/01/13                 950             717
        5.250%, 11/01/08                 375             358


-------------------------------------------------------------------------------
140           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Intelsat Sub Holdings
        9.614%, 07/15/06 (D) (F)    $  2,025       $   2,053
        8.500%, 01/15/13               1,000           1,004
        8.625%, 01/15/15                 375             380
   Level 3 Financing
       12.250%, 03/15/13               3,286           3,549
   Lucent Technologies
        6.450%, 03/15/29               1,375           1,198
   NTL Cable PLC (F)
        8.750%, 04/15/14                 500             502
   New Skies Satellites (D)
       10.414%, 11/01/06                 591             610
   Panamsat (B)
        9.830%, 11/01/14               1,430           1,040
   Primus Telecommunications
       12.750%, 10/15/09                 550             434
        8.000%, 01/15/14               1,250             862
   Qwest
        8.875%, 03/15/12               3,925           4,210
        8.160%, 06/15/06 (D)             964           1,040
        7.625%, 06/15/15                 613             624
        7.250%, 09/15/25                 225             215
        7.250%, 10/15/35               1,175           1,090
        6.875%, 09/15/33                 375             330
        5.625%, 11/15/08                 125             123
   Qwest Capital Funding
        7.750%, 08/15/06               1,209           1,211
   Qwest Communications
     International
        8.670%, 08/11/06 (D)           3,420           3,480
        7.250%, 02/15/11                 125             124
   Qwest Communications
     International, Ser B (F)
        7.500%, 02/15/14                 825             817
   Rogers Wireless
        8.035%, 06/15/06 (D)           2,289           2,361
        8.000%, 12/15/12                 275             283
        7.500%, 03/15/15 (F)             433             441
        7.250%, 12/15/12                 225             227
        6.375%, 03/01/14               1,930           1,838
   Rural Cellular
        9.875%, 02/01/10                 100             105
        9.410%, 06/15/06 (D)             125             128
        8.250%, 03/15/12 (A)             610             628
   Securus Technologies (F)
       11.000%, 09/01/11                 425             353
   Syniverse Technologies, Ser B
        7.750%, 08/15/13                 125             125
   Telenet Group Holdings (A) (B) (F)
        8.230%, 06/15/14                 950             798
   Triton (F)
        8.500%, 06/01/13               1,600           1,480
   US Unwired, Ser B
       10.000%, 06/15/12                 400             446
        9.160%, 06/15/06 (D)             900             922

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Ubiquitel
        9.875%, 03/01/11            $  1,010       $   1,103
   Valor Telecom Enterprises
        7.750%, 02/15/15               1,850           1,905
   Wind Acquisitions Finance (A)
       10.750%, 12/01/15               1,875           2,020
   Zeus Special Sub
        9.180%, 02/01/15               3,750           2,709
                                                   ---------
                                                      67,842
                                                   ---------

UTILITIES -- 5.0%
   AES
        9.375%, 09/15/10                 750             812
        8.875%, 02/15/11                 975           1,037
   Airgas
        9.125%, 10/01/11                 581             610
   Aquila
        9.000%, 11/15/21                 871             891
        8.000%, 03/01/23               3,515           3,585
   CMS Energy
        7.500%, 01/15/09                 240             243
        6.300%, 02/01/12                 225             215
   Calpine Generating (C)
       14.120%, 04/01/11               1,025           1,081
   Edison Mission Energy
        9.875%, 04/15/11                 261             306
        7.750%, 06/15/16 (A)             800             792
   Inergy
        8.250%, 03/01/16                  25              26
        6.875%, 12/15/14               1,075           1,013
   Midwest Generation LLC (F)
        8.750%, 05/01/34               2,623           2,807
   Mirant (C)
        5.750%, 07/15/07                 750               8
   Mirant Americas
        9.125%, 05/01/31               1,022           1,035
        8.500%, 10/01/21               5,874           5,786
        8.300%, 05/01/11                 225             225
        7.375%, 12/31/13 (A)           2,250           2,222
   Mission Energy Holding
       13.500%, 07/15/08               4,281           4,832
   NRG Energy
        7.375%, 02/01/16               4,250           4,255
        7.250%, 02/01/14               1,200           1,200
   Northwest Pipeline (A)
        8.125%, 03/01/10                 200             210
   Pacific Energy Partners
        7.125%, 06/15/14                 200             200
   Reliant Energy
        9.250%, 07/15/10                 200             202
        6.750%, 12/15/14               1,435           1,299
   Reliant Resources
        9.500%, 07/15/13                 110             111

-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           141

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Sierra Pacific Resources
        7.803%, 06/15/12            $    425       $     439
        6.750%, 08/15/17                 500             486
   Sonat
        7.625%, 07/15/11               2,250           2,292
        7.000%, 02/01/18                 400             380
   Southern Natural Gas
        8.875%, 03/15/10                 350             371
   Teco Energy (D)
        7.149%, 08/01/06               1,211           1,238
   Tenaska Alabama (A)
        7.000%, 06/30/21                 810             798
   Transcontinental Gas Pipeline
        7.250%, 12/01/26               1,734           1,762
   Williams (A)
        6.375%, 10/01/10                 725             716
                                                   ---------
                                                      43,485
                                                   ---------
Total Corporate Obligations
(Cost $811,100) ($ Thousands)                        809,534
                                                   ---------


COMMERCIAL PAPER (H) -- 4.2%
   Alcoa
        5.066%, 06/21/06               3,685           3,675
   Brahms Funding (G)
        5.051%, 06/01/06               1,481           1,475
   Broadhollow Funding (G)
        5.081%, 06/09/06                 370             369
        5.079%, 06/26/06                 888             885
        5.073%, 06/19/06               1,259           1,253
        5.062%, 06/05/06                 740             737
   Buckingham CDO (G)
        5.092%, 06/23/06                 740             737
        5.087%, 06/08/06               1,481           1,476
   Elysian Funding LLC (G)
        5.170%, 07/10/06               1,481           1,468
        5.134%, 06/30/06                 740             734
        5.123%, 06/05/06                 740             737
   DiamlerChrysler
        5.020%, 06/01/06               3,710           3,710
   GECC Capital Markets
        5.030%, 07/13/06               3,100           3,082
   Hardwood Street Funding II (G)
        5.074%, 06/13/06                 130             129
   KKR Pacific Funding Trust (G)
        5.082%, 06/22/06               1,481           1,474
        5.082%, 06/23/06                 740             737
        5.081%, 06/07/06               1,481           1,474
   Main Street Warehouse Funding (G)
        5.090%, 06/16/06                 888             885
        5.079%, 06/05/06                 740             738
        5.078%, 06/02/06                 133             133

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Ocala Funding LLC (G)
        5.112%, 06/30/06            $    222       $     221
        5.092%, 06/09/06               2,343           2,333
   Park Granada LLC (G)
        5.045%, 06/29/06                 740             734
   Rams Funding (G)
        5.094%, 06/14/06               1,725           1,717
        5.091%, 06/21/06               1,481           1,475
   Rhineland Funding Capital (G)
        5.026%, 06/26/06               1,481           1,464
   Thornburg Mortgage Capital
     Resource (G)
        5.092%, 06/19/06               1,037           1,032
        5.092%, 06/23/06                 480             478
   Transamerica Securities (G)
        5.100%, 06/28/06                 596             593
                                                   ---------
Total Commercial Paper
(Cost $35,955) ($ Thousands)                         35,955
                                                   ---------


CASH EQUIVALENT -- 2.6%
   SEI Daily Income Trust,Prime
   Obligation Fund,
   Cl A, 4.980%**++               22,652,355          22,652
                                                   ---------
Total Cash Equivalent
 (Cost $22,652) ($ Thousands)                         22,652
                                                   ---------


ASSET-BACKED SECURITIES  -- 1.7%

MORTGAGE RELATED SECURITIES -- 1.7%
   ACE, Ser 2004-OP1, Cl B (D)
        8.581%, 04/25/34               1,325           1,325
   Cheyne High Grade, Ser 2004-1A,
   Cl A1 (D) (G)
        5.180%, 11/10/06                 740             740
   Commodore, Ser 2003-2A,
   Cl A1MM (D) (G)
        4.970%, 12/12/38                 681             681
   Countrywide Alternative Loan
     Trust,Ser 2006-OA9, Cl XIP (E)
        0.598%, 07/20/46              34,300           1,907
   Duke Funding, Ser 2004-6B,
   Cl A1S1 (D) (G)
        5.093%, 04/08/39               1,111           1,111
   Harborview Mortgage Loan Trust,
   Ser 2006-4, Cl X1 (D)
        0.287%, 05/19/47              34,609           1,655


-------------------------------------------------------------------------------
142           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                  Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Newcastle CDO, Ser 2005-6A,
     (D) (G)
        5.142%, 04/24/07            $    296       $     296
   Park Place Securities NIM Trust,
     Ser 2004-MM1, Cl AM6 (D) (G)
        5.111%, 02/25/35                 905             905
   RMAC, Ser 2004-NS3A,
     Cl A1 (D) (G)
        5.080%, 03/12/25                 265             265
   Saturn Ventures II (D) (G)
        5.129%, 08/07/06               1,382           1,382
   TIAA Real Estate,
     Ser 2003 1A, Cl A1 (D) (G)
        5.030%, 12/28/18                 956             956
   Washington Mutual,
     Ser 2006-AR5, Cl X, IO (E)
        2.050%, 06/25/46             198,380           1,989
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMMD (D) (G)
        4.930%, 06/15/06                 370             370
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMME (D) (G)
        4.930%, 09/15/06                 222             222
   Witherspoon CDO Funding (D) (G)
        5.091%, 09/15/06               1,036           1,036
                                                   ---------
Total Asset-Backed Securities
(Cost $14,903) ($ Thousands)                          14,840
                                                   ---------


COLLATERALIZED DEBT OBLIGATIONS  -- 1.8%

FINANCIALS -- 1.8%
   Carlyle High Yield Partners,
     Ser 2006-8A, Cl N
        0.000%, 05/21/21               3,000           3,000
   Connecticut Valley Structured
     Credit, Ser 2006-3A, Cl NOTE (A)
        0.000%, 03/23/23               1,200           1,200
   Peritus I                           3,000             900
   Peritus I, Ser 2005-1A, Cl C (A)
        9.000%, 05/24/15              11,684          10,844
                                                   ---------
Total Collateralized Debt Obligations
  (Cost $15,895) ($ Thousands)                        15,944
                                                   ---------


COLLATERALIZED LOAN OBLIGATIONS  -- 1.4%

FINANCIALS -- 1.2%
   Ares VR, Ser 2006-1A,
     Cl SUB (A)
        0.000%, 02/24/18               3,500           3,290
   Babson, Ser 2005-2A, Cl SUB
        0.000%, 07/20/19               5,000           4,800
   Lightpoint, Ser 2006-4,
     Cl IN (A)  0.000%, 04/15/18       2,000           2,000
                                                   ---------
                                                      10,090
                                                   ---------

--------------------------------------------------------------------------------
                            Shares/Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.2%
   Marathon, Ser 2005-2A,
     Cl INC (A)
        0.000%, 12/20/19            $  1,500       $   1,500
                                                   ---------
Total Collateralized Loan Obligations
  (Cost $11,300) ($ Thousands)                        11,590
                                                   ---------


PREFERRED STOCK  -- 0.3%
   Rockwall Investors              3,000,000           3,000
                                                   ---------
Total Preferred Stock
  (Cost $2,415) ($ Thousands)                          3,000
                                                   ---------


MASTER NOTE (D) (G) -- 0.4%
   Bank of America
        5.133%, 06/01/06               3,702           3,702
                                                   ---------
Total Master Note
  (Cost $3,702) ($ Thousands)                          3,702
                                                   ---------


COMMON STOCK  -- 0.4%
   Core-Mark Holding (F)*             12,075             460
   Huntsman*                           7,595             142
   Mirant (F)*                       108,417           2,697
   UAL (F)*                            8,481             250
                                                   ---------
Total Common Stock
  (Cost $3,327) ($ Thousands)                          3,549
                                                   ---------


U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.1%
   FHLMC (E)
        4.918%, 06/26/06                  55              55
   FHLMC CMO, Ser 2596, Cl IJ, IO
        5.000%, 01/15/17               2,917             298
   FHLMC CMO, Ser 2696, Cl NI, IO
        5.500%, 03/15/23                 542              13
   FNMA CMO, Ser 2003-37, Cl IG, IO
        5.500%, 05/25/32                 853             137
                                                   ---------
Total U.S. Government Agency Obligations
  (Cost $532) ($ Thousands)                              503
                                                   ---------


CONVERTIBLE BONDS  -- 0.0%
   Flextronics CV to 64.4122
        1.000%, 08/01/10                 250             235
   Mirant (C) (F)
        2.500%, 06/15/21               1,950              20
                                                   ---------
Total Convertible Bonds
  (Cost $323) ($ Thousands)                              255
                                                   ---------

-------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           143

STATEMENT OF NET ASSETS


High Yield Bond Fund (Concluded)

May 31, 2006
--------------------------------------------------------------------------------
                            Shares/Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
PREFERRED/CONVERTIBLE STOCK -- 0.2%
   General Nutrition Center,
     Ser A PIK*                          850       $     943
   Rural Cellular PIK (F)*               375             450
   Rural Cellular, Ser B PIK*            325             400
                                                   ---------
Total Preferred/Convertible Stock
  (Cost $1,553) ($ Thousands)                          1,793
                                                   ---------

CERTIFICATE OF DEPOSIT (D) (G) -- 0.1%
   U.S. Trust of New York
        5.121%, 03/13/07                $592             592
                                                   ---------
Total Certificate of Deposit
  (Cost $592) ($ Thousands)                              592
                                                   ---------


TIME DEPOSIT (G) -- 0.3%
   Societe General
        5.080%, 06/01/06               2,961           2,961
                                                   ---------
Total Time Deposit
  (Cost $2,961) ($ Thousands)                          2,961
                                                   ---------


REPURCHASE AGREEMENTS (G) (J)-- 2.1%
   Barclays  Capital
     5.010%, dated  05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $3,968,165
     (collateralized by U.S.
     Government Obligations,
     par value $82,195-$2,961,436,
     0.000%-4.300%, 04/09/07-
     05/12/08, total market value
     $4,047,023)                       3,968           3,968
   Deutsche  Bank
     5.020%,  dated  05/31/06, to be
     repurchased  on  06/01/06,
     repurchase price $4,894,440
     (collateralized by U.S.
     Government Obligations,
     par value $27,260-$1,486,789,
     0.000%-5.600%, 08/29/06-
     10/29/18, total market value
     $4,991,660)                       4,894           4,894

--------------------------------------------------------------------------------
                                   Face Amount     Market Value
Description                      ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
   Lehman  Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $8,943,954
     (collateralized by U.S.
     Government Obligations,
     par value $1,036,354-
     $8,884,307, 8.125%-9.375%,
     10/15/19-01/15/30,  total
     market value $9,121,574)       $  8,943       $   8,943
                                                   ---------
Total Repurchase Agreements
  (Cost $17,805) ($ Thousands)                        17,805
                                                   ---------
Total Investments -- 109.5%
  (Cost $945,015) ($ Thousands)                      944,675
                                                   ---------


OTHER ASSETS AND LIABILITIES -- (9.5)%
Payable upon Return of Securities on Loan           (104,810)
Payable for Investment Securities Purchased          (17,074)
Payable for Capital Shares Redeemed                   (2,298)
Investment Advisory Fees Payable                        (218)
Income Distribution Payable                             (145)
Payable for Variation Margin                             (28)
Trustees' Fees Payable                                    (2)
Other Assets and Liabilities, Net                     42,271
                                                    --------
Total Other Assets and Liabilities                   (82,304)
                                                   ---------
Net Assets -- 100.0%                               $ 862,371
                                                   =========


NET ASSETS:
Paid-in-Capital
  (unlimited authorization -- no par value)        $ 858,178
Undistributed net investment income                        3
Accumulated net realized gain on investments           4,576
Net unrealized depreciation on investments              (340)
Net unrealized depreciation on futures contracts         (46)
                                                   ---------
Net Assets                                         $ 862,371
                                                   =========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A
  ($862,370,563 / 85,591,568 shares)                  $10.08
                                                      ======




--------------------------------------------------------------------------------
144           SEI Institutional Investments Trust / Annual Report / May 31, 2006

A summary of the open futures contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                        UNREALIZED
     TYPE OF               NUMBER OF     EXPIRATION    DEPRECIATION
    CONTRACT               CONTRACTS        DATE       ($ THOUSANDS)
--------------------------------------------------------------------------------

U.S. 2-Year Note              130          Oct-2006       $(46)
                                                          ====
* Non-income producing security.
** Rate shown is the 7-day effective yield as of May 31, 2006.
+ Real Estate Investment Trust.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(B) Step Bonds -- The rate reflected on the Statement of Net Assets is the rate in effect as of May 31, 2006. The coupon on a step bond changes on a specified date.
(C) Security in default on interest payments.
(D) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(E) Zero-coupon security -- The rate shown is the effective yield at the date of purchase.
(F) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $97,849 ($ Thousands).
(G) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2006 was $104,810 ($ Thousands).
(H) The rate reported is the effective yield at time of purchase.
(I) Bank Loan
(J) Tri-Party Repurchase Agreement.
Cl -- Class
CDO -- Collateralized Debt Obligation
CMO -- Collateralized Mortgage Obligation
CV -- Convertible Security
EXL -- Extendable Maturity
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
IO -- Interest Only
LLC -- Limited Liability Company
LP -- Limited Partnership
MTN -- Medium Term Note
Net -- Net Interest Margin
PCS -- Personal Communications Service
PIK -- Payment in Kind
PLC -- Public Limited Company
Ser -- Series
Amounts designated as "--" are either zero or have been rounded to zero.



The accompanying notes are an integral part of the financial statements.








--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           145

STATEMENT OF NET ASSETS


International Equity Fund

May 31, 2006
--------------------------------------------------------------------------------
Sector Weightings (unaudited)++:
29.0% Financials
 8.7% Consumer Discretionary
 8.6% Industrials
 8.3% Material
 6.6% Asset-Backed Securities
 6.0% Energy
 5.5% Consumer Staples
 5.3% Health Care
 4.7% Information Technology
 4.7% Telecommunication Services
 3.8% Utilities
 3.5% Short-Term Investments
 3.3% U.S. Government Mortgage Backed
 0.9% U.S. Government Agency Obligations
 0.6% Preferred Stock
 0.4% U.S. Treasury Obligations
 0.1% Certificate of Deposit
 0.0% Exchange Traded Fund
 0.0% Purchased Options
 0.0% Rights
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 90.4%
AUSTRALIA -- 2.5%
   Alumina                            51,189      $      257
   Amcor                             224,281           1,122
   Australia & New Zealand
     Banking Group                    87,733           1,756
   BHP Billiton                      197,324           4,302
   BlueScope Steel                    48,440             279
   Boral                             239,900           1,649
   Brambles Industries (B)            25,509             205
   Centro Properties Group +          57,883             289
   Cochlear                           15,196             565
   Coles Myer                         30,014             257
   Commonwealth Bank of Australia     29,890             976
   Computershare                      53,161             313
   CSL                                24,204             945
   CSR                               543,037           1,469
   Foster's Group                    477,142           1,917
   GPT Group                         177,616             546
   Harvey Norman Holdings            559,200           1,628
   Insurance Australia Group         172,579             680
   Leighton Holdings                  69,100             902
   Macquarie Airports                684,540           1,576
   Macquarie Bank                     16,677             811
   Macquarie Infrastructure Group     91,530             234
   Mayne Group                       250,200             590
   Mayne Pharma*                      76,635             156
   Mirvac Group                      124,798             403
   National Australia Bank            23,694             631
   Newcrest Mining                    39,200             587
   OneSteel*                         366,200           1,001
   Orica                              88,543           1,575
   Pacific Brands                     26,787              43
   Promina Group                      95,417             410

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Quantas Airways                   680,891      $    1,626
   QBE Insurance Group               352,897           5,723
   Rinker Group (B)                  136,570           1,927
   Rio Tinto                          24,743           1,460
   Stockland                          65,055             331
   Woodside Petroleum                  5,469             181
   Woolworths                        168,559           2,371
                                                  ----------
                                                      41,693
                                                  ----------
AUSTRIA -- 0.5%
   Andritz                               887             142
   Boehler-Uddeholm (B)                  972             202
   Erste Bank der Oesterreichischen
     Sparkassen (B)                    9,178             525
   OMV (B)                            34,298           2,001
   Raiffeisen International Bank
     Holding                           3,884             323
   Telekom Austria (B)               178,761           4,024
   Voestalpine                        12,200           1,736
                                                  ----------
                                                       8,953
                                                  ----------
BELGIUM -- 0.9%
   Bekaert (B)*                        5,500             567
   Delhaize Group                     25,759           1,658
   Dexia (B)                          62,204           1,530
   Fortis                             96,285           3,523
   Fortis (Netherlands Line) (B)      78,022           2,850
   InBev                              13,000             627
   KBC Groep                          30,414           3,277
   UCB (B)                            15,317             803
   Umicore                             4,100             594
                                                  ----------
                                                      15,429
                                                  ----------
BRAZIL -- 0.1%
   Gerdau ADR                         38,925             557
   Uniao de Bancos Brasileiros ADR     7,200             459
                                                  ----------
                                                       1,016
                                                  ----------
CANADA -- 1.6%
   Abitibi-Consolidated (B)           63,200             217
   Alcan (B)                          67,400           3,492
   Cameco                             55,600           2,282
   Canadian Natural Resources         81,600           4,299
   Inco                               18,900           1,246
   Methanex                           28,700             671
   Potash Saskatchewan                20,300           1,826
   Rogers Communications, Cl B       100,500           4,190
   Suncor Energy                       9,100             735
   Teck Cominco, Cl B                100,400           6,393
   TELUS                              16,700             673
   Toronto-Dominion Bank              12,600             683
                                                  ----------
                                                      26,707
                                                  ----------
--------------------------------------------------------------------------------
146           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
CHINA -- 0.0%
   China Petroleum & Chemical,
     Cl H                          1,106,000      $      664
                                                  ----------
DENMARK -- 0.3%
   AP Moller - Maersk                     59             478
   Carlsberg, Cl B                     3,250             228
   Danske Bank                        20,400             781
   Novo-Nordisk, Cl B                 17,300           1,075
   Topdanmark*                         6,050             836
   Vestas Wind Systems*               55,700           1,443
   William Demant Holding*             3,700             280
                                                  ----------
                                                       5,121
                                                  ----------
FINLAND -- 1.2%
   Fortum                            264,904           6,611
   Kesko, Cl B                         7,900             313
   Metso                              17,634             629
   Neste Oil                          16,200             550
   Nokia                             243,584           5,237
   Nokia ADR                          32,900             706
   Outokumpu                          76,100           1,721
   Rautaruukki                         6,800             205
   Sampo, Cl A                        37,800             729
   Stora Enso, Cl R                   83,900           1,176
   UPM-Kymmene                        50,800           1,091
   Wartsila, Cl B                      5,300             208
   YIT*                               42,750           1,087
                                                  ----------
                                                      20,263
                                                  ----------
FRANCE -- 9.6%
   Accor                              11,786             693
   Air France-KLM                    139,201           3,006
   Air Liquide (B)                     2,968             619
   Alcatel*                           46,100             614
   Arkema*                             7,880             283
   Assurances Generales
     de France (B)                    73,500           8,923
   AXA                               160,803           5,609
   BNP Paribas (B)                   188,141          17,595
   Bouygues (B)                      154,419           8,419
   Capgemini                         107,885           5,938
   Carrefour (B)                      25,281           1,472
   Casino Guichard Perrachon           8,159             626
   Cie de Saint-Gobain                28,645           2,012
   Cie Generale d'Optique
     Essilor International (B)         5,222             527
   Compagnie Generale des
     Etablissements Michelin, Cl B     7,959             522
   Credit Agricole (B)               172,360           6,452
   Dassault Systemes*                  8,355             437
   France Telecom (B)                339,075           7,561
   Groupe Danone (B)                  49,573           5,981
   L'Oreal (B)                        18,329           1,646


--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Lafarge                            32,706      $    3,930
   Neopost                               561              60
   PagesJaunes Groupe                 20,109             560
   Pernod-Ricard                         404              79
   PPR (B)                             5,100             635
   Publicis Groupe                    21,674             879
   Renault (B)                        85,628           9,879
   Sanofi-Aventis (German Exchange)      822          78
   Sanofi-Aventis (B)                167,683          15,860
   Schneider Electric                 40,489           4,213
   SCOR                               62,402             148
   Societe Generale (B)               81,483          12,596
   Suez*                              15,922             615
   Thales (B)                         10,900             421
   Total (B)*                        337,266          21,928
   Veolia Environnement (B)           17,700             988
   Vinci                              50,520           4,657
   Vivendi (B)                        69,259           2,493
                                                  ----------
                                                     158,954
                                                  ----------
GERMANY -- 6.0%
   Allianz                            49,446           7,741
   Altana                             16,038             956
   BASF                               34,627           2,828
   Bayer (B)                         185,882           8,377
   Bayerische Motoren Werke           52,035           2,687
   Celesio                             1,206             116
   Commerzbank                       191,780           7,244
   Continental                        51,931           5,698
   DaimlerChrysler                    88,591           4,679
   Deutsche Bank (B)                  43,258           4,990
   Deutsche Boerse (B)                 3,649             476
   Deutsche Lufthansa*                62,100           1,091
   Deutsche Post                      30,344             826
   Deutsche Telekom                  106,767           1,741
   E.ON                               73,193           8,506
   Fresenius Medical Care             30,100           3,388
   Hypo Real Estate Holding           58,400           3,708
   Linde                                 994              83
   MAN (B)                            35,339           2,555
   Merck KGaA                         35,950           3,699
   Muenchener Rueckversicherungs      48,387           6,581
   RWE                                81,820           7,035
   SAP                                15,940           3,361
   Siemens                            68,208           5,895
   ThyssenKrupp                       64,985           2,236
   Volkswagen (B)                     30,418           2,166
   Wincor Nixdorf                      1,340             179
                                                  ----------
                                                      98,842
                                                  ----------



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           147

STATEMENT OF NET ASSETS


International Equity Fund (Continued)

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
GREECE -- 0.1%
   Alpha Bank*                        11,600      $      291
   Coca Cola Hellenic Bottling         7,800             247
   National Bank of Greece            17,350             739
   OPAP                               20,310             691
   Piraeus Bank                        9,450             282
   Titan Cement                        2,940             154
                                                  ----------
                                                       2,404
                                                  ----------
HONG KONG -- 1.1%
   ASM Pacific Technology             27,000             139
   Bank of East Asia                 135,000             512
   BOC Hong Kong Holdings            271,000             523
   Cheung Kong Holdings               73,000             788
   China Mobile Hong Kong            699,000           3,606
   CLP Holdings                       78,000             447
   Hang Lung Group                   198,300             458
   Hang Lung Properties              622,600           1,096
   Henderson Land Development        217,100           1,130
   Hong Kong Exchanges and Clearing  273,200           1,833
   Hopewell Holdings                  65,000             176
   Hysan Development                 238,000             608
   Kingboard Chemical Holdings        82,000             215
   Li & Fung                         377,200             773
   New World Development           1,079,000           1,727
   PCCW                              661,000             409
   Sino Land (B)                     518,410             791
   Sun Hung Kai Properties            83,000             858
   Swire Pacific, Cl A               211,100           1,996
   Wharf Holdings                     50,000             178
                                                  ----------
                                                      18,263
                                                  ----------
HUNGARY -- 0.2%
   Mol Magyar Olaj-es Gazipari        32,060           3,290
                                                  ----------
INDIA -- 0.1%
   Canara Bank                       100,000             493
   Punjab National Bank               46,000             403
                                                  ----------
                                                         896
                                                  ----------
IRELAND -- 0.6%
   Anglo Irish Bank                  208,130           3,252
   Bank of Ireland                    47,376             830
   BlackRock International Land*      37,215              17
   CRH                               127,153           4,292
   DCC                                 3,561              84
   Depfa Bank                         63,311           1,026
   Fyffes                             37,215              69
                                                  ----------
                                                       9,570
                                                  ----------

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
ISRAEL -- 0.1%
   Bank Hapoalim                     280,300      $    1,305
   Teva Pharmaceutical Industries
     ADR                              13,100             477
                                                  ----------
                                                       1,782
                                                  ----------
ITALY -- 2.5%
   Banca Fideuram*                    16,376              90
   Banca Intesa                      526,056           3,062
   Banca Intesa RNC                   20,726             111
   Banca Monte dei Paschi
     di Siena (B)                    153,832             899
   Banca Popolare di Milano (B)      297,354           3,731
   Banche Popolari Unite              53,308           1,330
   Banco Popolare di Verona e
     Novara (B)                       43,586           1,196
   Benetton Group (B)                105,200           1,571
   Buzzi Unicem                       50,900           1,174
   Capitalia                         188,118           1,562
   Enel                               20,873             187
   ENI - Ente Nazionale
     Idrocarburi                     390,939          11,816
   Fiat                              339,900           4,569
   Fiat RNC (B)*                      83,710           1,026
   IFIL - Investments*                47,700             265
   Italcementi (B)                    37,216             906
   Luxottica Group                    41,565           1,134
   Sanpaolo IMI (B)                   35,100             629
   Telecom Italia RNC                164,613             421
   UniCredito Italiano               764,771           5,843
                                                  ----------
                                                      41,522
                                                  ----------
JAPAN -- 22.9%
   Acom                                3,780             225
   Advantest                          20,700           2,126
   Aeon                               80,700           1,735
   Aisin Seiki                        54,300           1,875
   Amada                             130,000           1,331
   Asahi Kasei                        94,000             608
   Asatsu-DK                          29,300           1,005
   Astellas Pharma                    71,800           2,829
   Autobacs Seven                     22,100             963
   Bank of Fukuoka (B)                79,000             580
   Bank of Kyoto                      52,000             536
   Canon                             163,879          11,516
   Canon Sales                         3,000              64
   Central Glass                     135,000             799
   Central Japan Railway                 397           3,978
   Chiba Bank                         51,000             463
   Chiyoda*                           39,000             760
   Chubu Electric Power               11,900             329
   Citizen Watch                      66,800             621
   COMSYS Holdings                    99,000           1,166
   Dai Nippon Printing               238,000           3,946
   Daicel Chemical Industries        116,000             905
--------------------------------------------------------------------------------
148           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Daido Steel                        40,000      $      330
   Daiichi Sankyo                     25,500             700
   Daimaru                            34,000             461
   Dainippon Screen Manufacturing*    33,000             326
   Daito Trust Construction           13,200             724
   Daiwa House Industry*              41,000             651
   Daiwa Securities Group            389,000           4,848
   Denki Kagaku Kogyo                153,000             691
   Denso                              82,500           2,896
   Dowa Mining*                       10,000              90
   East Japan Railway                    416           2,989
   EDION                              22,900             494
   Eisai                              10,400             476
   Electric Power Development          4,680             173
   Elpida Memory (B)*                 14,800             667
   Fanuc                              29,100           2,606
   Fuji Soft ABC                      21,600             704
   Fuji Television Network               400             901
   Fujikura                          173,000           1,963
   Fujitsu                            80,000             596
   Gunze*                             21,000             125
   Hankyu Department Stores (B)       72,000             619
   Hankyu Holdings*                   52,000             270
   Hino Motors                       300,000           1,758
   Hirose Electric                     6,500             845
   Hitachi                           341,100           2,325
   Hitachi Chemical                    5,300             145
   Hitachi Construction Machinery      6,600             161
   Hitachi Software Engineering (B)   35,700             595
   Hokkaido Electric Power            26,900             634
   Honda Motor                       103,100           6,825
   Hoya                               43,600           1,678
   Ibiden                              6,700             335
   Itochu                            468,100           4,002
   Itochu Techno-Science (B)          22,000           1,022
   Japan Steel Works*                319,700           2,196
   Japan Tobacco                       1,195           4,285
   JFE Holdings                      175,900           7,629
   JS Group                           52,900           1,120
   JTEKT                              29,900             598
   Kajima                             42,000             206
   Kamigumi*                          15,000             123
   Kansai Electric Power             278,139           6,654
   Kansai Paint                       66,200             595
   Kao                               225,800           5,656
   KDDI                                  134             844
   Kobe Steel                        573,300           1,909
   Komatsu                           126,200           2,554
   Komori                             35,000             727
   Konica Minolta Holdings            66,800             810
   Kubota                             83,000             777
   Kyocera                             4,200             352
   Kyushu Electric Power              42,700             996
   Lawson (B)                         42,900           1,570

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Leopalace21*                       34,900      $    1,058
   Mabuchi Motor (B)                  18,100           1,071
   Makita                             26,000             805
   Marubeni                          143,000             781
   Matsui Securities (B)*             19,100             210
   Matsushita Electric Industrial    144,348           3,153
   Matsushita Electric Works          27,000             314
   Millea Holdings*                      100           1,777
   Mitsubishi                        492,100          10,498
   Mitsubishi Electric               578,000           4,744
   Mitsubishi Estate                 100,000           1,977
   Mitsubishi Gas Chemical            90,000           1,109
   Mitsubishi Heavy Industries*      589,600           2,632
   Mitsubishi Materials (B)*         121,000             547
   Mitsubishi Rayon                   76,000             666
   Mitsubishi UFJ Financial Group      1,160          15,994
   Mitsubishi UFJ Securities         130,000           1,822
   Mitsui                            178,000           2,535
   Mitsui Chemicals                  368,000           2,611
   Mitsui Fudosan                     29,700             613
   Mitsui Mining & Smelting*          18,000             117
   Mitsui OSK Lines (B)              373,000           2,641
   Mitsui Sumitomo Insurance*         80,900             999
   Mitsui Trust Holdings*            400,400           4,841
   Mitsumi Electric*                  61,800             763
   Mizuho Financial Group*               910           7,431
   Murata Manufacturing                8,380             549
   NEC                               205,000           1,240
   NGK Spark Plug                     80,400           1,619
   NHK Spring                         20,000             231
   Nichirei                          133,300             727
   Nidec                               6,680             507
   Nikko Cordial                      41,500             615
   Nikon                              57,000           1,111
   Nintendo                           14,060           2,379
   Nippon Electric Glass              58,200           1,286
   Nippon Kayaku                     121,000           1,038
   Nippon Mining Holdings*           358,900           3,168
   Nippon Oil                        169,000           1,246
   Nippon Shokubai                    51,000             642
   Nippon Telegraph & Telephone        1,087           5,401
   Nippon Yusen Kabushiki Kaisha     211,000           1,375
   Nissan Motor                      485,660           5,902
   Nisshin Seifun Group              127,500           1,384
   Nisshin Steel                     390,000           1,318
   Nisshinbo Industries               66,800             717
   Nissin Food Products                2,700              95
   Nitori                              3,400             176
   Nitto Denko                        36,700           2,844
   Nomura Holdings                    42,400             838
   NSK                                35,000             298
   NTN                               152,800           1,222
   NTT Data                              189             807
   NTT DoCoMo                          2,331           3,804
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           149

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Obayashi                          229,000      $    1,631
   Odakyu Electric Railway (B)        85,000             513
   OJI Paper                          21,000             118
   Oki Electric Industry (B)         467,000           1,173
   Oriental Land                      38,100           2,228
   ORIX*                              38,120          11,060
   Osaka Gas                         700,000           2,458
   Promise                            12,850             773
   Ricoh                             120,000           2,360
   Rinnai                             31,200             931
   Rohm                                9,300             852
   Sankyo                              6,700             443
   Santen Pharmaceutical               9,900             249
   Sanwa Shutter                     120,000             766
   Sanyo Shinpan Finance              12,710             703
   Sega Sammy Holdings                56,000           2,246
   Shimamura                           5,400             654
   Shimizu                            52,000             300
   Shin-Etsu Chemical                 29,700           1,679
   Shinko Securities*                113,000             541
   Shinsei Bank                      669,000           4,475
   Shiseido                           12,000             215
   Showa Shell Sekiyu                  8,300              99
   SMC                                15,300           2,147
   Softbank (B)                      160,800           3,945
   Sompo Japan Insurance*            118,000           1,512
   Sony                                9,800             444
   Sumitomo                          336,000           4,410
   Sumitomo Bakelite                  70,000             662
   Sumitomo Chemical                  74,000             640
   Sumitomo Electric Industries      147,200           2,125
   Sumitomo Forestry                  37,000             388
   Sumitomo Heavy Industries*        272,000           2,580
   Sumitomo Metal Industries         585,000           2,633
   Sumitomo Metal Mining*             44,000             581
   Sumitomo Mitsui Financial Group*    1,231          12,631
   Sumitomo Osaka Cement*            192,000             639
   Sumitomo Realty & Development      44,000           1,072
   Sumitomo Trust & Banking          281,100           2,715
   Suzuken                            12,700             527
   Suzuki Motor                      106,400           2,487
   T&D Holdings*                      10,000             702
   Taisei                             72,000             275
   Taisho Pharmaceutical*             11,000             203
   Taiyo Nippon Sanso                111,000             902
   Takeda Pharmaceutical             103,700           6,744
   Takefuji                           13,800             867
   Tanabe Seiyaku                     19,000             233
   TDK                                24,100           1,967
   Teijin                            111,000             793
   TIS                                22,100             586
   Tokyo Electric Power              169,400           4,672
   Tokyo Electron                     60,100           4,288
   Tokyo Gas                         824,000           4,134

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Tokyo Steel Manufacturing          72,700     $     1,608
   Tokyo Style*                       76,000             956
   Tokyo Tatemono                      8,000              85
   Tokyu                             162,000           1,068
   Toppan Printing                    49,100             619
   Toray Industries                   89,000             792
   Toshiba (B)                       128,000             867
   Toyo Suisan Kaisha*                13,000             216
   Toyobo*                           210,000             602
   Toyota Industries                  14,700             599
   Toyota Motor                      285,400          15,331
   Trend Micro                        31,200           1,086
   Uniden                            117,000           1,394
   Ushio*                             25,500             545
   USS                                 2,510             174
   West Japan Railway                    200             853
   Yahoo! Japan                        2,707           1,440
   Yamada Denki*                      45,800           4,772
   Yamaha                             80,400           1,659
   Yamaha Motor                       24,100             650
   Yamato Transport                  100,100           1,702
   Yaskawa Electric                    9,000              98
                                                  ----------
                                                     378,921
                                                  ----------
LUXEMBOURG -- 0.4%
   Arcelor (B)                       126,198           5,403
   SES Global FDR                     81,800           1,140
   SES Global FDR (Paris Exchange)    37,586             530
                                                  ----------
                                                       7,073
                                                  ----------
MEXICO -- 0.6%
   America Movil ADR, Ser L          171,005           5,585
   Fomento Economico Mexicano ADR     40,450           3,470
                                                  ----------
                                                       9,055
                                                  ----------
NETHERLANDS -- 5.1%
   ABN AMRO Holding                  189,102           5,237
   Aegon                             318,671           5,328
   Akzo Nobel                        109,535           5,938
   CSM                                51,729           1,497
   DSM                                36,686           1,560
   European Aeronautic Defense
     and Space                       147,701           5,279
   Heineken                           33,889           1,358
   Heineken Holding                   28,236             986
   ING Groep (B)                     525,834          20,648
   James Hardie Industries            49,580             317
   Koninklijke Philips Electronics    58,488           1,851
   OCE*                               12,763             202
   Randstad Holdings                   8,825             544
   Reed Elsevier                      20,557             300
   Royal Dutch Shell, Cl A           403,557          13,407
   Royal Dutch Shell,
     Cl A (B) (GBP)                   81,866           2,708
--------------------------------------------------------------------------------
150           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Royal Dutch Shell, Cl B (GBP)      93,330      $    3,221
   Royal KPN                         361,780           4,165
   Royal Numico                       12,100             539
   Unilever (B)*                     396,566           9,004
   Wereldhave +                        1,277             124
                                                  ----------
                                                      84,213
                                                  ----------
NEW ZEALAND -- 0.1%
   Fletcher Building                 137,962             799
   Telecom of New Zealand (B)        474,338           1,374
                                                  ----------
                                                       2,173
                                                  ----------
NORWAY -- 0.8%
   DNB (B)                           130,248           1,678
   Norsk Hydro                       191,700           5,410
   Norske Skogindustrier (B)          30,428             442
   Orkla                               9,050             448
   Statoil (B)                       140,500           4,133
   Yara International (B)             23,600             323
                                                  ----------
                                                      12,434
                                                  ----------
PHILIPPINES -- 0.0%
   Philippine Long Distance
     Telephone                        11,900             448
                                                  ----------
PORTUGAL -- 0.3%
   Banco Comercial Portugues         414,807           1,204
   Banco Espirito Santo                5,577              79
   Cimpor Cimentos de Portugal        16,504             114
   Energias de Portugal              918,826           3,400
   Portugal Telecom                    8,945             105
                                                  ----------
                                                       4,902
                                                  ----------
SINGAPORE -- 0.9%
   CapitaLand*                       211,300             550
   City Developments                 129,000             771
   DBS Group Holdings (B)            111,500           1,230
   Flextronics International*        107,100           1,206
   Keppel                             16,000             137
   Keppel Land (B)                   223,000             572
   Neptune Orient Lines              674,200             819
   Oversea-Chinese Banking           179,700             720
   Singapore Airlines*               168,800           1,334
   Singapore Exchange*               232,800             573
   Singapore Telecommunications*   2,030,202           3,267
   United Overseas Bank              323,900           3,072
   UOL Group                           5,000               9
                                                  ----------
                                                      14,260
                                                  ----------
South Africa -- 0.5%
   Harmony Gold Mining (B)*           51,300             733
   Sanlam                            379,530             869

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Sasol                             157,776      $    6,010
   Telkom                             24,180             517
                                                  ----------
                                                       8,129
                                                  ----------
SOUTH KOREA -- 1.3%
   Honam Petrochemical                12,900             667
   Hyundai Motor                      35,230           2,722
   Industrial Bank of Korea           26,750             462
   INI Steel                          29,790           1,070
   Kookmin Bank                        9,600             777
   POSCO                               4,200           1,093
   Samsung Electronics                 8,120           5,225
   Samsung Electronics GDR            17,961           5,679
   Shinhan Financial Group            90,300           4,136
                                                  ----------
                                                      21,831
                                                  ----------
SPAIN -- 2.9%
   ACS Actividades Construcciones
     y Servicios                     134,265           5,368
   Altadis                            17,340             823
   Antena 3 de Television (B)          3,748              93
   Banco Bilbao Vizcaya Argentaria   367,968           7,649
   Banco Santander Central Hispano   443,882           6,421
   Endesa (B)                        289,646           9,731
   Fomento de Construcciones y
     Contratas                         4,387             338
   Iberdrola (B)                      98,948           3,183
   Inditex                            17,556             698
   Repsol (B)                        293,729           8,225
   Telefonica                        359,063           5,892
                                                  ----------
                                                      48,421
                                                  ----------
SWEDEN -- 1.9%
   Alfa Laval                         22,700             692
   Atlas Copco, Cl A                 225,530           6,128
   Axfood                              2,750              76
   D Carnegie                          4,800              97
   Holmen, Cl B                       43,100           1,760
   Kungsleden*                        88,200             938
   Nordea Bank                       157,701           1,908
   Sandvik*                           24,700           1,446
   SAS (B)*                           42,500             463
   Scania, Cl B                        9,600             418
   Skandinaviska Enskilda Banken      48,400           1,156
   SKF, Cl B                         174,539           2,770
   Ssab Svenskt Stal, Cl A            25,604           1,462
   Svenska Cellulosa, Cl B            21,400             893
   Svenska Handelsbanken, Cl A        23,600             632
   Swedish Match                      59,300             937
   Telefonaktiebolaget LM Ericsson,
     Cl B                          1,933,972           6,198

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           151

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   TeliaSonera                       243,600      $    1,483
   Trelleborg, Cl B                    9,600             196
   Volvo, Cl A (B)                     1,600              77
   Volvo, Cl B                        39,100           1,920
                                                  ----------
                                                      31,650
                                                  ----------
SWITZERLAND -- 5.5%
   ABB                                72,925             923
   Adecco (B)                         13,100             841
   Ciba Specialty Chemicals            1,161              68
   Clariant                           16,122             244
   Compagnie Financiere Richemont,
     Cl A*                            80,031           3,748
   Credit Suisse Group               203,792          11,821
   Holcim (B)                        110,564           8,703
   Nestle                             45,485          13,618
   Novartis                          320,914          17,848
   Phonak Holding                      5,013             289
   Rieter Holding                        858             336
   Roche Holding                      65,939          10,304
   Serono, Cl B                           89              57
   Swatch Group (B)                    5,432             184
   Swatch Group, Cl B (B)              1,088             177
   Swiss Reinsurance (B)              50,546           3,566
   Swisscom (B)                        3,057             989
   UBS                                91,672          10,419
   Xstrata                            91,950           3,666
   Zurich Financial Services          11,055           2,507
                                                  ----------
                                                      90,308
                                                  ----------
TAIWAN -- 0.4%
   Chunghwa Telecom ADR               79,374           1,627
   Compal Electronics                998,152           1,017
   HON HAI Precision Industry GDR     88,796           1,126
   Taiwan Semiconductor
     Manufacturing                   510,298             957
   Taiwan Semiconductor
     Manufacturing ADR               103,475             980
                                                  ----------
                                                       5,707
                                                  ----------
THAILAND -- 0.0%
   PTT                               101,300             641
                                                  ----------
UNITED KINGDOM -- 19.4%
   3i Group                           42,500             706
   Alliance Unichem                   19,609             340
   Amvescap*                         146,600           1,423
   Anglo American                    108,623           4,368
   ARM Holdings                       87,787             192
   AstraZeneca                       220,586          11,668
   AstraZeneca (SEK)                  57,654           3,056

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Aviva                             384,682      $    5,339
   BAA                                45,407             741
   BAE Systems                       589,200           4,214
   Balfour Beatty                     22,277             140
   Barclays                          776,229           8,984
   Barratt Developments              101,562           1,749
   Bellway                            37,384             788
   Berkeley Group Holdings            74,719           1,554
   BG Group                           47,200             629
   BHP Billiton                      688,108          13,449
   BOC Group                         118,537           3,486
   Bovis Homes Group                   9,885             152
   BP                              1,875,658          22,123
   Brambles Industries                68,217             554
   British Airways*                  176,320           1,126
   British American Tobacco          406,202          10,163
   British Land                       76,388           1,812
   British Sky Broadcasting          109,855           1,091
   BT Group                           94,543             416
   Burberry Group                     86,528             708
   Cadbury Schweppes                 797,384           7,638
   Capita Group                       17,576             150
   Carnival                           19,011             772
   Centrica                          119,000             621
   Cookson Group                      11,624             108
   Corus Group                       242,060           1,774
   Daily Mail & General Trust          7,709              94
   Diageo                             63,689           1,046
   Emap                               19,094             313
   Enterprise Inns                    34,779             608
   First Choice Holidays              20,195              81
   Firstgroup                         13,896             104
   FKI                               445,800             897
   Friends Provident                 725,300           2,409
   Gallaher Group                      6,311              97
   GKN                               149,696             762
   GlaxoSmithKline                   669,652          18,531
   Great Portland Estates             78,400             687
   GUS                               141,804           2,455
   Hammerson                          37,975             808
   Hanson                            129,735           1,587
   Hays                            1,542,577           4,644
   HBOS                              563,686           9,647
   HSBC Holdings                     926,829          16,105
   Imperial Chemical Industries      116,016             777
   Imperial Tobacco Group            318,108           9,748
   Inchcape                          126,810           1,045
   Intercontinental Hotels
     Group (B)                       309,951           5,283
   J Sainsbury                       525,750           3,143
   Johnson Matthey                    29,100             735
   Johnston Press                     90,252             776
   Kingfisher                        122,400             519


--------------------------------------------------------------------------------
152           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Ladbrokes                         278,166      $    2,065
   Land Securities Group              36,070           1,230
   Legal & General Group             527,116           1,264
   Liberty International               5,482             107
   Lloyds TSB Group                  213,778           2,010
   London Stock Exchange Group        29,678             614
   Man Group                          20,579             901
   Marks & Spencer Group              58,500             595
   Mitchells & Butlers               262,000           2,448
   National Grid                     452,254           5,139
   Next                                5,098             155
   Northern Rock                      38,693             744
   Pearson                            44,189             598
   Persimmon                         162,016           3,642
   Prudential                          7,367              80
   Punch Taverns                     138,402           2,222
   Reckitt Benckiser                 155,398           5,722
   Reed Elsevier                     799,288           7,786
   Resolution                         50,700             649
   Rio Tinto (B)                     133,924           7,436
   Rolls-Royce Group                 444,365           3,436
   Royal & Sun Alliance Insurance
     Group                         1,362,273           3,278
   Royal Bank of Scotland Group      630,996          20,371
   SABMiller                          94,263           1,763
   Schroders                          29,700             569
   Scottish & Newcastle               69,381             644
   Scottish & Southern Energy         61,329           1,298
   Scottish Power                    641,282           6,710
   Smith & Nephew                     62,800             512
   Smiths Group                       12,906             215
   Sportingbet                       375,600           2,961
   Stagecoach Group                   70,105             133
   Standard Chartered                 79,932           1,963
   Tate & Lyle                       116,826           1,249
   Taylor Woodrow                    294,189           1,851
   Tomkins                           134,140             708
   Trinity Mirror                     20,832             199
   Unilever*                          95,231           2,133
   United Business Media              25,232             309
   United Utilities                   35,543             440
   Vodafone Group                  9,681,112          22,301
   Whitbread                         138,133           2,712
   Wimpey George                     314,323           2,722
   Wolseley                           70,300           1,637
   WPP Group                          23,983             296
   Yell Group                         61,000             573
                                                  ----------
                                                     321,325
                                                  ----------
Total Common Stock
   (Cost $1,219,215) ($ Thousands)                 1,496,860
                                                  ----------


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 7.8%
MORTGAGE RELATED SECURITIES -- 7.8%
   ACE Securities, Ser 2003-NC1,
     Cl M (D)
        5.861%, 06/25/06             $   600      $      603
   ACE Securities, Ser 2003-OP1,
     Cl M1 (D)
        5.781%, 06/26/06                 250             251
   Aegis Asset Backed Securities
     Trust, Ser 2004-5, Cl 1A1
        5.271%, 06/26/06                  84              84
   American Home Mortgage Investment
     Trust, Ser 2005-1, Cl 6A (D) (J)
        5.294%, 06/25/06               5,737           5,661
   American Home Mortgage Investment
     Trust, Ser 2005-4, Cl 5A (D) (J)
        5.350%, 06/25/06               2,139           2,112
   Ameriquest Mortgage Securities,
     Ser 2003-2, Cl M1 (D)
        5.981%, 06/25/06                 380             381
   Argent Securities, Ser 2003-W5,
     Cl M1 (D)
        5.781%, 06/25/06                 250             253
   Argent Securities, Ser 2003-W9,
     Cl M1 (D)
        5.771%, 06/26/06                 400             403
   Asset-Backed Funding Certificates,
     Ser 2005-AQ1, Cl A1B (G)
        4.250%, 06/25/06               1,158           1,152
   Asset-Backed Securities Home
     Equity, Ser 2003-HE7, Cl M2 (D)
        6.831%, 06/15/06                 205             209
   Asset-Backed Securities Home
     Equity Loan Trust, Ser 2003-HE5,
     Cl M1 (D)
        5.831%, 06/15/06                 456             460
   Banc of America Funding,
     Ser 2006-A, Cl 2A2 (D)
        5.485%, 06/01/06                 254             252
   Basic Asset Backed Securities
     Trust, Ser 2006-1, Cl A1 (D)
        5.161%, 06/25/06               4,159           4,159
   Bear Stearns NIM Trust,
     Ser 2005-AQ2N, Cl A1 (F)
        5.500%, 09/25/35                  53              52
   Centex Home Equity,
     Ser 2004-D, Cl AV4 (D)
        5.381%, 06/25/06               2,801           2,803
   Chase Funding Mortgage Loan,
     Ser 2003-1, Cl 1A4
        4.119%, 02/25/29                 940             934


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           153

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Chase Funding Mortgage Loan,
     Ser 2004-2, Cl 1A3
        4.209%, 09/25/26             $ 1,300      $    1,290
   Cheyne High Grade, Ser 2004-1A,
     Cl AM1 (C) (D) (F)
        5.180%, 11/10/06               1,648           1,648
   Commodore, Ser 2003-2A,
     Cl A1MM (C) (D) (F)
        4.970%, 12/12/38               1,516           1,516
   Countrywide Alternative Loan
     Trust, Ser 2005-69, Cl M3 (D)
        6.231%, 06/27/06                 225             228
   Countrywide Alternative Loan
     Trust, Ser 2005-IM1, Cl M3 (D)
        7.081%, 06/27/06                 338             325
   Countrywide Asset-Backed
     Certificates, Ser 2003-5,
     Cl MV2 (D)
        6.681%, 01/25/34                 200             203
   Countrywide Asset-Backed
     Certificates, Ser 2004-11,
     Cl A2 (D)
        5.461%, 06/25/06                 903             905
   Countrywide Asset-Backed
     Certificates, Ser 2005-15,
     Cl 1AF1 (D)
        5.221%, 06/25/06               1,287           1,287
   Countrywide Asset-Backed
     Certificates, Ser 2006-IM1,
     Cl A1 (D)
        5.171%, 06/27/06               2,390           2,391
   Countrywide Home Equity Loan
     Trust, Ser 2006-D, Cl 2A (D)
        5.281%, 06/30/06               3,160           3,163
   Countrywide Home Loans,
     Ser 2004-22, Cl A1 (D)
        5.104%, 06/01/06                 722             709
   Countrywide Home Loans,
     Ser 2006-HYB1, Cl 1A1 (D)
        5.422%, 06/20/06               1,248           1,232
   Countrywide Home Loans,
     Ser 2006-HYB2, Cl 1A1 (D)
        5.152%, 06/20/06               2,395           2,373
   Credit Suisse Asset-Backed,
     Ser 2006, Cl A1B
        5.310%, 06/30/36               1,500           1,500
   DLSA Mortgage Loan Trust,
     Ser 2006-AR1, Cl M4 (D)
        5.820%, 06/19/06                 221             222
   DSLA Mortgage Loan Trust,
     Ser 2004-AR4, Cl B1 (D)
        5.680%, 06/19/06                 345             346
   DSLA Mortgage Loan Trust,
     Ser 2006-AR1, Cl M5 (D)
        5.890%, 06/19/06                 140             141


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   DSLA Mortgage Loan Trust,
     Ser 2006-AR1, Cl M7 (D)
        6.830%, 06/19/06             $   140      $      139
   Duke Funding, Ser 2004-6B,
     Cl A1S1 (C) (D) (F)
        5.093%, 10/10/06               2,472           2,472
   First Franklin Mortgage Loan
     Asset, Ser 2004-FF10, Cl A2 (D)
        5.481%, 06/26/06                 626             628
   First Franklin Mortgage Loan
     Asset, Ser 2005-FF4, Cl 2A3 (D)
        5.301%, 06/25/06               1,800           1,801
   First Franklin Mortgage Loan
     Asset, Ser 2005-FFA, Cl A2A (D)
        5.191%, 06/25/06                 236             236
   First Franklin Mortgage Loan
     Asset, Ser 2005-FFH3, Cl 2A1 (D)
        5.211%, 06/26/06               3,019           3,019
   GMAC Mortgage Loan Trust,
     Ser 2006-HE1, Cl A (D) (J)
        5.291%, 06/30/06               4,900           4,900
   GMAC Mortgage Loan Trust,
     Ser 2004-GH1, Cl A1 (D)
        5.311%, 06/27/06               1,874           1,874
   GSAA Home Equity NIM Trust,
     Ser 2006-2, Cl 2A1 (D) (J)
        5.181%, 06/27/06               4,279           4,279
   GSAA Home Equity NIM Trust,
     Ser 2006-3N, Cl N1 (F)
        5.750%, 03/25/36                 121             121
   Greenpoint Mortgage Funding Trust,
     Ser 2006-AR1, Cl M3 (D)
        5.651%, 06/27/06                 300             302
   HSI Asset Securitization Trust,
     Ser 2005-NC2, Cl M2A1 (D)
        5.211%, 06/25/06               1,081           1,082
   Home Equity Asset NIM Trust,
     Ser 2003-4, Cl M2 (D)
        6.981%, 06/25/06                 355             357
   Home Equity Asset NIM Trust,
     Ser 2006-1N Cl A (F)
        6.500%, 05/27/36                 200             200
   Impac NIM Trust, Ser 2006-1,
     Cl N (F)
        6.000%, 03/25/36                 181             181
   Indymac Mortgage Loan Trust,
     Ser 2004-AR6, Cl 1A (D)
        5.469%, 06/01/06                 329             332
   Lehman XS Trust, Ser 2005-5N,
     Cl M4 (D)
        6.831%, 06/30/06                 525             509

--------------------------------------------------------------------------------
154           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Lehman XS Trust, Ser 2005-7N,
     Cl M51 (D)
        6.331%, 12/25/35             $   120      $      121
   Lehman XS Trust, Ser 2005-7N,
     Cl M71 (D)
        6.831%, 06/27/06                 300             288
   Lehman XS Trust, Ser 2005-9N,
     Cl M4 (D)
        6.481%, 06/30/06                 170             174
   Master Asset Backed Securities
     Trust, Ser 2002-OPT1, Cl M1 (D)
        6.231%, 06/27/06                 400             401
   Master Asset Backed Securities
     Trust, Ser 2006-AB1, Cl A1 (D)
        5.221%, 06/27/06               4,350           4,350
   Merrill Lynch Mortgage Investors,
     Ser 2005-FN1N, Cl N1 (F)
        4.500%, 05/25/36                 231             228
   Merrill Lynch Mortgage Investors,
     Ser 2005-HE2, Cl A2A (D)
        5.191%, 06/27/06                 607             607
   Merrill Lynch Mortgage Trust,
     Ser 2006-1, Cl 1A1 (D)
        5.352%, 02/25/36               2,203           2,190
   Morgan Stanley, Ser 2003-NC10,
     Cl M1 (D)
        5.761%, 06/27/06                 573             576
   New Century Home Equity Loan
     Trust, Ser 2004-A, Cl AII3 (D)
        4.450%, 06/01/06               1,500           1,485
   New Century Home Equity Loan
     Trust, Ser 2005-A, Cl A1F (G)
        4.359%, 06/25/06                 668             665
   New Century Home Equity Loan
     Trust, Ser 2005-A, Cl A2 (G)
        4.461%, 06/25/06               3,000           2,955
   New Century Home Equity Loan
     Trust, Ser 2005-B, Cl A2A (D)
        5.201%, 06/25/06               2,610           2,610
   Newcastle CDO Limited,
     Ser 2005-6A, Cl IM1 (C) (D) (F)
        5.142%, 04/24/07                 659             659
   Nomura Asset Acceptance,
     Ser 2004-R1, Cl A1 (F)
        6.500%, 03/25/34                 471             476
   Nomura Asset Acceptance,
     Ser 2004-R2, Cl A1 (D) (F)
        6.500%, 10/25/34                 549             546
   Option One Mortgage Loan Trust,
     Ser 2006-1, Cl M10 (D) (F)
        7.581%, 06/27/06                  60              51


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Option One Mortgage Loan Trust,
     Ser 2006-1, Cl M11 (D) (F)
        7.581%, 06/27/06             $   140      $      124
   Ownit Mortgage Loan, Ser 2006-1,
     Cl AF1 (G)
        5.424%, 12/25/36               1,442           1,433
   Park Place Securities NIM Trust,
     Ser 2004-MM1, Cl AM6 (C) (D) (F)
        5.111%, 02/25/35               2,014           2,014
   RMAC, Ser 2004-NS3A, Cl A1
     (C) (D) (F)
        5.080%, 09/12/06                 590             590
   Renaissance Home Equity Loan
     Trust, Ser 2004-2, Cl AF3 (G)
        4.464%, 07/25/34               1,810           1,793
   Residential Accredit Loans,
     Ser 2005-Q05, Cl M3 (D)
        5.881%, 06/25/06                 399             405
   Residential Accredit Loans,
     Ser 2005-QA3, Cl NB2 (D)
        5.267%, 06/25/06               2,010           1,984
   Residential Accredit Loans,
     Ser 2006-Q01, Cl 2A3 (D)
        5.481%, 06/27/06                 498             499
   Residential Asset Mortgage
     Products, Ser 2003-RS11,
     Cl MII1 (D)
        5.811%, 06/25/06                 200             202
   Residential Asset Mortgage
     Products, Ser 2006-RZ1,
     Cl A1 (D) (J)
        5.161%, 06/27/06               5,022           5,023
   Residential Asset Securities,
     Ser 2005-KS11, Cl AI1 (D)
        5.161%, 06/27/06               2,662           2,663
   Residential Asset Securities,
     Ser 2006- EMX2, Cl A1 (D)
        5.161%, 06/27/06               2,213           2,214
   Residential Asset Securities,
     Ser 2006-KS2, Cl A1 (D)
        5.029%, 06/27/06               4,212           4,212
   Residential Asset Securitization
     Trust, Ser 2004-IP2, Cl 3A1 (D)
        5.294%, 06/25/06               2,068           2,044
   Resmae Mortgage Loan Trust,
     Ser 2006-1, Cl A2A (D) (F)
        5.181%, 06/25/06               2,060           2,060
   Resmae Mortgage Loan Trust,
     Ser 2006-1, Cl A2B (D) (F)
        5.231%, 06/25/06               1,400           1,400
   Saturn Ventures II (C) (D) (F)
        5.129%, 08/07/06               3,076           3,076
   Sharps SP I LLC NIM Trust,
     Ser 2005-HE3N, Cl N (F)
        5.000%, 05/25/35                 382             381

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           155

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Structured Adjustable Rate
     Mortgage Loan, Ser 2005-16 XS,
     Cl M2 (D)
        5.981%, 06/25/06             $   200      $      202
   Structured Asset Investment Loan
     Trust, Ser 2005-1, Cl A4 (D) (F)
        5.311%, 06/25/06               1,218           1,219
   Structured Asset Investment Loan
     Trust, Ser 2005-8, Cl A2 (D)
        5.211%, 06/25/06                 819             819
   Structured Asset Securities,
     Ser 2005-NC1, Cl A2
        3.920%, 02/25/35                 419             415
   Structured Asset Securities,
     Ser 2005-S1, Cl B3 (D) (F)
        7.581%, 06/27/06                 250             241
   Structured Asset Securities,
     Ser 2005-WF1, Cl A2 (D)
        5.281%, 06/25/06               1,332           1,334
   TIAA Real Estate, Ser 2003-1A,
     Cl A1 (C) (D) (F)
        5.030%, 09/28/06               2,128           2,128
   Terwin Mortgage Trust,
     Ser 2006-5, Cl 1A2A
        5.088%, 06/25/36               5,500           5,500
   Terwin Mortgage Trust,
     Ser 2006-6, Cl 2A
        4.500%, 06/25/36               1,000             990
   Wells Fargo Home Equity Trust,
     Ser 2004-2, Cl A12 (D)
        3.450%, 06/25/19               1,350           1,341
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMMD (C) (D) (F)
        4.930%, 06/15/06                 824             824
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMME (C) (D) (F)
        4.930%, 09/15/06                 494             494
   Witherspoon CDO Funding (C) (D) (F)
        5.091%, 09/15/06               2,307           2,307
                                                  ----------
Total Asset-Backed Securities
   (Cost $130,090) ($ Thousands)                     129,993
                                                  ----------

CORPORATE OBLIGATIONS -- 6.4%
CONSUMER DISCRETIONARY -- 0.0%
   Gannett
        5.750%, 06/01/11                 690             683
                                                  ----------
FINANCIALS -- 6.4%
   Allstate Life Global Funding II
     MTN (C) (D) (F)
        5.101%, 06/15/07               1,516           1,516


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   American General Finance
     (C) (D) (F)
        5.111%, 06/15/07             $ 4,779      $    4,778
   American General Finance MTN,
     Ser F (C)
        5.875%, 07/14/06                 329             336
   Bear Stearns EXL (C) (D)
        5.091%, 06/15/07               5,866           5,866
   Caterpillar Financial Services
     MTN, Ser F (C) (D)
        5.148%, 07/10/06               1,648           1,648
   Countrywide Financial Services
     MTN, Ser A (C) (D)
        5.210%, 11/03/06               3,461           3,460
        4.960%, 09/13/06               6,097           6,097
   Dekabank (C) (D) (F)
        5.108%, 05/18/07               6,097           6,096
   Glitnir Bank (C) (D) (F)
        5.180%, 04/06/07               4,944           4,944
   Irish Life & Permanent MTN,
     Ser X (C) (D) (F)
        5.109%, 06/21/07               4,383           4,382
   Islandsbanki (C) (D) (F)
        5.131%, 03/22/07               2,801           2,801
   Jackson National Life Funding
     (C) (D) (F)
        5.080%, 05/02/07               7,251           7,251
   Kaupthing Bank MTN (C) (D) (F)
        5.141%, 03/20/07               8,239           8,239
   Landsbanki Islands (C) (D) (F)
        5.161%, 03/16/07               6,262           6,262
   Morgan Stanley EXL (C) (D)
        5.190%, 07/03/07               1,154           1,154
   Morgan Stanley EXL, Ser S (C) (D)
        5.150%, 07/03/07               1,648           1,648
   Natexis Banques (C) (D) (F)
        5.060%, 06/15/07               3,213           3,213
   Nationwide Building Society
     (C) (D) (F)
        5.160%, 04/05/07               3,296           3,296
        5.020%, 04/27/07               1,813           1,813
   Nordbank (C) (D) (F)
        5.080%, 06/22/07               5,603           5,602
   Northern Rock (C) (D) (F)
        5.170%, 05/03/07               3,395           3,395
   Pacific Life Global Funding
     (C) (D) (F)
        5.101%, 06/13/07               2,472           2,472
   Premium Asset Trust, Ser 2004-06
     (C) (D) (F)
        5.190%, 06/30/06               3,131           3,133

--------------------------------------------------------------------------------
156           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Premium Asset Trust, Ser 2004-10
     (C) (D) (F)
        5.120%, 05/14/07             $ 4,614      $    4,614
   Residential Capital
        6.875%, 06/30/15                  75              75
        6.500%, 04/17/13               1,115           1,090
        6.000%, 02/22/11                 200             194
   SLM EXL, Ser S (C) (D) (F)
        5.081%, 06/15/07               3,625           3,625
   Shinsei Finance Cayman (D) (F)
        6.418%, 01/29/49                 490             471
   Sigma Finance MTN (C) (F)
        4.745%, 11/09/06               1,780           1,780
   Skandinav Enskilda Bank
     (C) (D) (F)
        5.077%, 05/18/07               3,625           3,625
   Washington Mutual Preferred
     Funding (D) (F)
        6.534%, 03/15/49                 500             481
                                                  ----------
                                                     105,357
                                                  ----------
INDUSTRIALS -- 0.0%
   Ryland Group
        6.875%, 06/15/13                 355             354
                                                  ----------
Total Corporate Obligations
   (Cost $106,464) ($ Thousands)                     106,394
                                                  ----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS (D) -- 4.0%
   FHLMC
        5.571%, 10/01/35 (I)             796             794
   FNMA
        5.523%, 01/01/36 (I)             849             850
   FNMA 15 Year TBA
        5.500%, 06/01/21              11,200          11,029
        5.000%, 06/17/19              10,000           9,656
   FNMA 30 Year TBA
        5.500%, 06/12/31 to 06/01/33  38,500          37,062
   GNMA
        5.250%, 08/20/34                 303             302
        4.500%, 06/30/06 to 03/20/36   1,454           1,443
        4.000%, 06/20/35               1,027           1,022
        4.000%, 02/20/36 (I)             358             350
        3.750%, 12/20/33 (J)           2,708           2,643
   GNMA TBA
        4.500%, 06/22/36                 300             276
                                                  ----------
Total U.S. Government Agency Mortgage-Backed
  Obligations
  (Cost $65,645) ($ Thousands)                        65,427
                                                  ----------



--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (C) (E) -- 3.4%
   Brahms Funding
        5.051%, 06/01/06             $ 3,296      $    3,282
   Broadhollow Funding
        5.081%, 06/09/06                 824             821
        5.079%, 06/26/06               1,977           1,970
        5.073%, 06/19/06               2,801           2,789
        5.062%, 06/05/06               1,648           1,641
   Buckingham CDO
        5.092%, 06/23/06               1,648           1,641
        5.087%, 06/08/06               3,296           3,285
   Elysian Funding LLC
        5.170%, 07/10/06               3,296           3,267
        5.134%, 06/30/06               1,648           1,634
        5.123%, 06/05/06               1,648           1,640
   Hardwood Street Funding II
        5.074%, 06/13/06                 289             288
   KKR Pacific Funding Trust
        5.082%, 06/22/06               3,296           3,281
        5.082%, 06/23/06               1,648           1,641
        5.081%, 06/07/06               3,296           3,282
   Main Street Warehouse Funding
        5.090%, 06/16/06               1,977           1,970
        5.079%, 06/05/06               1,648           1,642
        5.078%, 06/02/06                 297             296
   Ocala Funding LLC
        5.112%, 06/30/06                 494             492
        5.092%, 06/09/06               5,215           5,192
   Park Granada LLC
        5.045%, 06/29/06               1,648           1,633
   Rams Funding
        5.094%, 06/14/06               3,840           3,823
        5.091%, 06/21/06               3,296           3,282
   Rhineland Funding Capital
        5.026%, 06/26/06               3,296           3,259
   Thornburg Mortgage Capital
     Resource
        5.092%, 06/19/06               2,307           2,297
        5.092%, 06/23/06               1,068           1,063
   Transamerica Securities
        5.100%, 06/28/06               1,327           1,320
                                                  ----------
Total Commercial Paper
   (Cost $56,731) ($ Thousands)                       56,731
                                                  ----------



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           157

STATEMENT OF NET ASSETS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
TIME DEPOSITS -- 1.5%
   Brown Brothers Harriman
        6.600%, 06/01/06          ZAR    250      $       37
        4.650%, 06/01/06          AUD     75              57
        4.360%, 06/01/06               9,648           9,648
        3.681%, 06/01/06          GBP  1,130           2,113
        3.550%, 06/01/06          HKD  1,096             141
        3.250%, 06/01/06          CAD    256             233
        2.060%, 06/01/06          SGD  1,226             778
        1.692%, 06/01/06          EUR  3,306           4,247
        1.600%, 06/01/06          DKK    131              23
        1.519%, 06/01/06          NOK    192              32
        1.050%, 06/01/06          SEK    529              73
        0.000%, 06/01/06          CHF    428             352
   Societe Generale (C) (D)
        5.080%, 06/01/06               6,591           6,591
                                                  ----------
Total Time Deposits
  (Cost $24,325) ($ Thousands)                        24,325
                                                  ----------

PREFERRED STOCK -- 0.7%
BRAZIL -- 0.2%
   Braskem, Cl A                      56,680             342
   Petroleo Brasileiro                78,200           1,500
   Usinas Siderurgicas dMinas
     Gerais, Cl A                     29,000             942
                                                  ----------
                                                       2,784
                                                  ----------
GERMANY -- 0.4%
   Fresenius Medical Care (B)         12,100           1,248
   Porsche                             5,286           5,135
   ProSiebenSat.1 Media*              23,500             610
   Volkswagen                          4,135             208
                                                  ----------
                                                       7,201
                                                  ----------
UNITED KINGDOM -- 0.1%
   Scottish Power, Cl B*             264,904           1,792
                                                  ----------
Total Preferred Stock
   (Cost $9,082) ($ Thousands)                        11,777
                                                  ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 0.6%
   FHLMC CMO STRIPS, Ser 232,
     Cl IO, IO
        5.000%, 08/01/35             $ 3,582             960
   FHLMC CMO STRIPS, Ser 233,
     Cl 12, IO
        5.000%, 09/15/35               1,519             382
   FHLMC DN (H)
        5.081%, 10/23/06                 225             221
        5.050%, 11/14/06                 500             488

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   FNMA CMO STRIPS, Ser 2006-10,
     Cl FD (D) (G)
        5.431%, 06/25/06             $ 2,226      $    2,227
   FNMA CMO STRIPS, Ser 359,
     Cl 6, IO
        5.000%, 11/01/35                 548             142
   FNMA CMO STRIPS, Ser 360,
     Cl 2, IO
        5.000%, 08/01/35               1,321             353
   FNMA DN (H)
        1.680%, 11/08/06               5,340           5,221
                                                  ----------
Total U.S. Government Agency Obligations
   (Cost $9,874) ($ Thousands)                         9,994
                                                  ----------

MASTER NOTE (C) -- 0.5%
   Bank of America
        5.133%, 06/01/06               8,239           8,239
                                                  ----------
Total Master Note
  (Cost $8,239) ($ Thousands)                          8,239
                                                  ----------

U.S. TREASURY OBLIGATIONS (E) -- 0.4%
   U.S. Treasury Bills
        4.889%, 07/13/06                 700             696
        4.787%, 07/06/06                 450             448
        4.743%, 06/29/06                 650             648
        4.706%, 06/01/06 to 07/20/06     600             597
        4.705%, 08/24/06 (A)             390             386
        4.650%, 06/22/06 (A)             350             349
        4.649%, 07/27/06                 700             695
   U.S. Treasury Inflationary Index
     Notes (J)
        3.875%, 04/15/29               2,576           3,218
                                                  ----------
Total U.S. Treasury Obligations
   (Cost $7,047) ($ Thousands)                         7,037
                                                  ----------

EQUITY-LINKED WARRANTS -- 0.4%
   High Tech Computer                580,000           3,731
   HON HAI Precision Industry        111,120           3,302
                                                  ----------
Total Equity-Linked Warrants
   (Cost $4,709) ($ Thousands)                         7,033
                                                  ----------

CASH EQUIVALENT -- 0.4%
   SEI Daily Income Trust,
     Prime Obligation Fund,
     Cl A, 4.980%**++              5,838,029           5,838
                                                  ----------
Total Cash Equivalent
   (Cost $5,838) ($ Thousands)                         5,838
                                                  ----------

--------------------------------------------------------------------------------
158           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description          ($ Thousands)/contracts   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (C) -- 0.1%
   U.S. Trust of New York
        5.121%, 03/13/07             $ 1,318      $    1,318
                                                  ----------
Total Certificate of Deposit
   (Cost $1,318) ($ Thousands)                         1,318
                                                  ----------

EXCHANGE TRADED FUND -- 0.0%
   iShares MSCI EAFE Index Fund        9,200             602
                                                  ----------
Total Exchange Traded Fund
   (Cost $542) ($ Thousands)                             602
                                                  ----------

PURCHASED OPTIONS -- 0.0%
   120 Day Euro Futures Call,
     Expires 12/16/06,
     Strike Price  $95*                   90              24
   90 Day Euro Futures Call,
     Expires 06/19/06,
     Strike Price $95.25*                170               1
                                                  ----------
Total Purchased Options
   (Cost $113) ($ Thousands)                              25
                                                  ----------

                                   Number of
                                      Rights
                                   ---------
RIGHTS -- 0.0%
   Arkema, Expires 06/29/06*              21              --
                                                  ----------
Total Rights
   (Cost $--) ($ Thousands)                               --
                                                  ----------

REPURCHASE AGREEMENTS (C)(K) -- 2.4%
   Barclays Capital
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $8,832,237
     (collateralized by U.S.
     Government Obligations,
     ranging in par value
     $182,947-$6,591,485, 0.000%-
     4.300%, 04/09/07-05/12/08;
     with total market value
     $9,007,757)                       8,831           8,831
   Deutsche Bank
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $10,893,915
     (collateralized by U.S.
     Government Obligations,
     ranging in par value $60,675-
     $3,309,255, 0.000%-5.600%,
     08/29/06-10/29/18; with total
     market value $11,110,303)        10,892          10,892
   Lehman Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $19,907,215
     (collateralized by U.S.
     Government Obligations,
     ranging in par value
     $2,306,690-$19,774,455,
     8.125%-9.375%, 10/15/19-
     01/15/30; with total market
     value $20,302,558)               19,904          19,904
                                                  ----------

--------------------------------------------------------------------------------
                                                Market Value
Description                        Contracts   ($ Thousands)
--------------------------------------------------------------------------------
Total Repurchase Agreements
   (Cost $39,627) ($ Thousands)                   $   39,627
                                                  ----------
Total Investments -- 119.0%
   (Cost $1,688,859) ($ Thousands)                 1,971,220
                                                  ----------

WRITTEN OPTIONS -- 0.0%
   120 Day Euro Futures Call,
     Expires 12/15/06,
     Strike Price $95*                   (90)            (18)
   90 Day Euro Futures Call,
     Expires 06/16/06,
     Strike Price $95.50*                (85)             --
   90 Day Euro Futures Call,
     Expires 06/16/06,
     Strike Price $95.75*                (85)             --
                                                  ----------
Total Written Options
   (Premiums Received $(118)) ($ Thousands)              (18)
                                                  ----------

OTHER ASSETS AND LIABILITIES -- (19.0)%
Receivable for Variation Margin                          484
Receivable due from Adviser                               31
Payable upon Return of Securities on Loan           (233,280)
Payable for Investment Securities Purchased         (108,295)
Payable for Capital Shares Redeemed                   (4,138)
Trustees' Fees Payable                                    (6)
Other Assets and Liabilities, Net                     30,987
                                                  ----------
Total Other Assets and Liabilities                  (314,217)
                                                  ----------
Net Assets -- 100.0%                              $1,656,985
                                                  ==========

NET ASSETS:
Paid-in-Capital
  (unlimited authorization -- no par value)       $1,165,999
Undistributed net investment income                   27,089
Accumulated net realized gain on investments         184,938
Net unrealized appreciation on investments
  and written options                                282,461
Net unrealized depreciation on futures contracts      (2,446)
Net unrealized depreciation on swap contracts           (341)
Accumulated foreign capital gains tax on
  appreciated securities                                 (38)
Net unrealized depreciation on forward foreign
  currency contracts, foreign currencies and
  translation of other assetsand liabilities
  denominated in foreign currencies                     (677)
                                                  ----------
Net Assets                                        $1,656,985
                                                  ==========
Net Asset Value, Offering and Redemption
  Price Per Share -- Class A
  ($1,656,985,243 / 117,895,184 shares)               $14.05
                                                      ======


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           159

STATEMENT OF NET ASSETS


International Equity Fund (Concluded)

May 31, 2006

A summary of the open futures contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                         UNREALIZED
                                                        APPRECIATION
    TYPE OF            NUMBER OF     EXPIRATION        (DEPRECIATION)
   CONTRACT            CONTRACTS        DATE            ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$              (42)        Mar-2010            $  22
90-Day Euro$              (36)        Mar-2011               15
90-Day Euro$              (48)        Mar-2007               22
90-Day Euro$              (48)        Mar-2008               23
90-Day Euro$              (43)        Mar-2009               22
90-Day Euro$              (44)        Jun-2010               23
90-Day Euro$              (48)        Jun-2006               16
90-Day Euro$              (48)        Jun-2007               22
90-Day Euro$              (43)        Jun-2008               22
90-Day Euro$              (43)        Jun-2009               22
90-Day Euro$              (44)        Sep-2010               24
90-Day Euro$              (48)        Sep-2006               20
90-Day Euro$              (48)        Sep-2007               23
90-Day Euro$              (43)        Sep-2008               22
90-Day Euro$              (43)        Sep-2009               22
90-Day Euro$              (44)        Dec-2010               25
90-Day Euro$              (48)        Dec-2006               21
90-Day Euro$              (48)        Dec-2007               23
90-Day Euro$              (43)        Dec-2008               22
90-Day Euro$              (43)        Dec-2009               23
Amsterdam Exchange Index   44         Jun-2006              (75)
CAC 40 10 Euro            177         Jun-2006               45
DAX Index                  60         Jun-2006             (459)
DJ Euro Stoxx              61         Jun-2006             (140)
FTSE 100 Index            287         Jun-2006           (1,398)
Hang Seng Index            20         Jun-2006               --
Ibex 35 Plus Index         28         Jun-2006              (98)
MSCI Singapore Index       23         Jun-2006              (29)
OMXS 30 Index             412         Jun-2006              223
S&P/MIB Index              23         Jun-2006             (155)
SPI 200 Index              81         Jun-2006              (25)
Topix Index               217         Jun-2006             (936)
U.S. 2-Year Note           (1)        Jul-2006               --
U.S. 2-Year Note          (10)        Oct-2006                3
U.S. 5-Year Note          (80)        Jun-2006               66
U.S. 10-Year Note         (17)        Sep-2006                6
U.S. 10-Year Note         (34)        Jun-2006               45
U.S. Long Treasury Bond    (6)        Jun-2006               47
                                                       --------
..                                                      $ (2,446)
                                                       ========

A summary of outstanding forward foreign currency contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                      UNREALIZED
                 CURRENCY TO        CURRENCY TO      APPRECIATION
MATURITY           DELIVER            RECEIVE       (DEPRECIATION)
 DATE            (THOUSANDS)        (THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
6/22/06         USD      5,695    AUD      7,445      $  (88)
6/22/06         USD      7,864    CHF      9,484         (39)
6/22/06         USD        897    DKK      5,202          --
6/22/06         USD     37,789    EUR     29,417          42
6/22/06         USD     29,151    GBP     15,417        (295)
6/22/06         USD      1,944    HKD     15,065          (1)
6/22/06         USD     27,263    JPY  3,007,075        (360)
6/22/06         USD        864    NOK      5,245           1
6/22/06         USD      3,185    SEK     23,189          34
6/22/06         USD        711    SGD      1,119          --
                                                      ------
                                                      $ (706)
                                                      ======


A summary of outstanding swap agreements held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                               TOTAL RETURN SWAPS
--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                                                      NOTIONAL     APPRECIATION
                                         EXPIRATION    AMOUNT     (DEPRECIATION)
DESCRIPTION                                 DATE    (THOUSANDS)   ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives payment on the monthly
     reset spread from Banc of America
     -- CMBS AAA10Yr Index plus 15
     basis points times the notional
     amount. Fund receives payment if
     the return on the spread
     appreciates over the payment
     period, and pays if the return on
     the spread depreciates over the
     payment period. (Counterparty:
     Bank of America)                     07/31/06     25,000        $  (36)
   Fund receives payment on the monthly
     reset spread from Banc of America
     -- CMBS AAA10Yr Index times the
     notional amount. Fund receives
     payment if the return on the
     spread appreciates over the
     payment period, and pays if the
     return on the spread depreciates
     over the payment period.
     (Counterparty: Bank of America)      02/27/07     16,000           (23)
   Fund receives payment on the monthly
     reset spread from Banc of America
     -- CMBS BBB Index plus 25 basis
     points times the notional amount.
     Fund receives payment if the
     return on the spread appreciates
     over the payment period, and pays
     if the return on the spread
     depreciates over the payment
     period. (Counterparty: Bank of
     America)                             10/31/06      4,000            24
   Fund receives payment on the monthly
     reset spread from Lehman Brothers
     -- CMBS AAA Index times the
     notional amount. Fund receives
     payment if the return on the
     spread appreciates over the
     payment period and pays if the
     return on the spread depreciates
     over the payment period.
     (Counterparty: Goldman Sachs)        09/01/06     13,000           (11)
   Fund receives payment on the monthly
     reset spread from Swiss Market
     Index -- CHF 3M RTI Libor plus 32
     basis points. Fund receives
     payment if the return on the
     spread is appreciates over the
     payment period, and pays if the
     return on the spread depreciates
     over the payment period.
     (Counterparty: JPMorgan Chase)       01/17/07      8,400          (314)
                                                                       -----
                                                                       $(360)
                                                                       =====
--------------------------------------------------------------------------------
                               CREDIT DEFAULT SWAP
--------------------------------------------------------------------------------
   Fund receives monthly payment of 0.54%
     per annum times the notional
     amount of the ABX.HE.A Index. Upon
     a defined credit event, Fund pays
     the notional amount and takes
     receipt of the defined deliverable
     obligation. (Counterparty:
     JPMorgan Chase)                      07/25/45      6,500          $  19
                                                                       =====
* Non-Income Producing Security.
** Rate shown is the 7-day effective yield as of May 31, 2006.
+ Real Estate Investment Trusts.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts and written options.
(B) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $223,072 ($ Thousands).
(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2006 was $233,280 ($ Thousands).
(D) Variable Rate Security -- The rate reported on the Statement of Net Assets is the rate in effect as of May 31, 2006.
(E) The rate reported is the effective yield at time of purchase.


--------------------------------------------------------------------------------
160           SEI Institutional Investments Trust / Annual Report / May 31, 2006

Description
--------------------------------------------------------------------------------
(F) This security was sold within the terms of private placement memorandum, exempt from registration under Section 3A-4, 4(2), or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(G) Step Bonds -- The rate reflected on the Statement of Net Assets is the rate in effect as of May 31, 2006. The coupon on a step bond changes on a specified date.
(H) Zero coupon security -- The rate reported on the Statement of Net Assets is the effective yield at time of purchase.
(I) Security, or portion of this security, has been pledged as collateral on open swap contracts. The rate reported on the Statement of Net Assets is the effective yield at time of purchase.
(J) Security, or a portion of this security, has been pledged as collateral on reverse repurchase agreements.
(K) Tri-Party Repurchase Agreement.
ADR -- American Depositary Receipt
AUD -- Australian Dollar
CAD -- Canadian Dollar
CDO -- Collateralized Debt Obligation
CHF -- Swiss Franc
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
DKK -- Danish Krone DN -- Discount Note
EUR -- Euro
EXL -- Extendable Maturity
FDR -- Fiduciary Depositary Receipt
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound Sterling
GDR -- Global Depositary Receipt
GNMA -- Government National Mortgage Association
HKD -- Hong Kong Dollar
IO -- Interest Only
JPY -- Japanese Yen
LIBOR -- London Interbank Offered Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
NOK -- Norwegian Krone
SEK -- Swedish Krona
Ser -- Series
SGD -- Singapore Dollar
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA -- To Be Announced
USD -- United States Dollar
ZAR -- South African Rand
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           161

SCHEDULE OF INVESTMENTS


World Equity Ex-US Fund

May 31, 2006
--------------------------------------------------------------------------------
Sector Weightings (unaudited)++:
26.0% Financials
12.2% Asset-Backed Securities
 7.9% Materials
 7.8% Industrials
 7.5% Consumer Discretionary
 7.3% U.S. Government Mortgage Backed
 5.9% Energy
 4.8% Information Technology
 4.6% Health Care
 4.5% Telecommunication Services
 3.5% Consumer Staples
 3.0% Utilities
 2.5% Short-Term Investments
 1.0% U.S. Government Agency Obligations
 0.8% Preferred Stock
 0.6% U.S. Treasury Obligations
 0.1% Certificate of Deposit
 0.0% Exchange Traded Funds
 0.0% Purchased Options
 0.0% Rights
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
COMMON STOCK -- 74.9%
AUSTRALIA -- 1.9%
   Alumina                            34,258       $     172
   Amcor                              98,643             493
   Australia & New Zealand
     Banking Group                    33,738             675
   Australia Gas & Light              16,300             206
   Australian Stock Exchange          10,200             235
   BHP Billiton                       76,218           1,662
   BlueScope Steel                     8,927              51
   Boral                              81,500             560
   Brambles Industries (B)             9,414              76
   Centro Properties Group            18,074              90
   Cochlear                            8,937             332
   Coles Myer                          8,854              76
   Commonwealth Bank of Australia     15,102             493
   CSL                                 8,413             328
   CSR                               178,000             482
   Foster's Group                     57,923             233
   GPT Group                          68,303             210
   Harvey Norman Holdings            202,465             590
   Insurance Australia Group          64,588             254
   Leighton Holdings                  24,400             318
   Macquarie Airports                376,560             867
   Macquarie Bank                      6,546             318
   Macquarie Infrastructure Group     37,546              96
   Mayne Group                        94,800             224
   Mayne Pharma*                      67,834             138
   Mirvac Group                       50,658             164
   National Australia Bank             9,000             240
   Newcrest Mining                    14,200             213
   OneSteel*                         127,200             348
   Orica                              13,400             238
   Pacific Brands                     10,301              16
   Promina Group                      58,606             252
   Qantas Airways                    221,046             528

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   QBE Insurance Group               206,421        $  3,348
   Rinker Group (B)                   81,382           1,148
   Rio Tinto                           8,018             473
   Woodside Petroleum                  4,783             159
   Woolworths                         76,454           1,075
                                                    --------
                                                      17,381
                                                    --------
AUSTRIA -- 0.4%
   Andritz                               318              51
   Boehler-Uddeholm (B)                  418              87
   Erste Bank der Oesterreichischen
     Sparkassen (B)                    3,490             200
   OMV (B)                            20,960           1,223
   Raiffeisen International Bank
     Holding                           2,769             230
   Telekom Austria (B)                10,580             238
   Voestalpine                        12,300           1,751
                                                    --------
                                                       3,780
                                                    --------
BELGIUM -- 0.4%
   Bekaert*                            2,100             217
   Delhaize Group                      8,075             520
   Dexia (B)                          22,928             564
   Fortis                             23,950             876
   Fortis (B)                          5,952             217
   InBev                               4,600             222
   KBC Groep                           4,200             453
   UCB (B)                             7,543             395
   Umicore                             1,500             217
                                                    --------
                                                       3,681
                                                    --------
BRAZIL -- 0.9%
   Cia Brasileira de Distribuicao
     Grupo Pao de Acucar ADR          40,150           1,327
   Cia de Saneamento Basico do
     Estado de Sao Paulo           1,320,000             118
   Cia Vale do Rio Doce ADR           33,940           1,581
   Gerdau ADR                         29,625             424
   Petroleo Brasileiro ADR            17,200           1,494
   Tim Participacoes ADR              39,100             947
   Uniao de Bancos Brasileiros GDR    26,760           1,708
   Vivo Participacoes ADR            276,500             700
                                                    --------
                                                       8,299
                                                    --------
CANADA -- 3.7%
   Abitibi-Consolidated               20,800              71
   Alcan (B)                          31,300           1,622
   Algoma Steel                        4,200             128
   Bank of Montreal (B)*               8,700             490
   Bank of Nova Scotia (B)            21,500             863
   Barrick Gold                        7,400             226
   Barrick Gold (USD) (B)             18,900             579
   Brookfield Asset Management,
     Cl A                              2,050              84
--------------------------------------------------------------------------------
162           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Brookfield Properties                 800        $     23
   Cameco                             24,800           1,018
   Canadian Imperial Bank of Commerce  2,300             168
   Canadian National Railway          20,400             903
   Canadian Natural Resources         40,600           2,139
   Canadian Pacific Railway              900              46
   Canadian Tire, Cl A (B)             3,400             208
   Celestica*                         52,800             499
   CGI Group, Cl A*                   37,600             249
   EnCana                              7,300             368
   Finning International               5,900             202
   George Weston                         400              30
   Husky Energy (B)                   28,800           1,693
   Imperial Oil                       15,900             572
   Inco                                5,100             336
   IPSCO                               9,500             891
   Loblaw                              3,200             154
   Magna International, Cl A           3,100             238
   Manulife Financial (B)             26,200             863
   Methanex                           14,400             337
   Metro, Cl A                        35,900           1,040
   National Bank of Canada (B)        20,100           1,119
   Nexen                              22,700           1,263
   Nortel Networks*                   34,500              82
   Onex                                8,600             170
   Potash Saskatchewan                 7,600             684
   Power Corp of Canada                6,200             169
   Research In Motion*                 2,300             149
   Rogers Communications, Cl B        63,475           2,646
   RONA*                              33,400             683
   Royal Bank of Canada (B)           57,200           2,338
   Shaw Communications, Cl B (B)*     13,400             374
   Sun Life Financial (B)             49,100           2,015
   Suncor Energy                       5,200             420
   Teck Cominco, Cl B                 70,800           4,508
   TELUS                              19,300             777
   Thomson (B)                         3,900             165
   Toronto-Dominion Bank               3,900             212
                                                    --------
                                                      33,814
                                                    --------
CHILE -- 0.2%
   Empresa Nacional de
     Electricidad ADR                 54,500           1,473
                                                    --------
CHINA -- 0.7%
   China Petroleum & Chemical,
     Cl H                          3,408,000           2,046
   China Shipping Development      2,038,000           1,475
   China Telecom                   3,859,000           1,252
   PetroChina                        350,000             379
   Yanzhou Coal Mining (B)         1,962,000           1,412
                                                    --------
                                                       6,564
                                                    --------
COLOMBIA -- 0.1%
   BanColombia ADR                    39,551           1,068
                                                    --------

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
CZECH REPUBLIC -- 0.2%
   Cesky Telecom GDR*                 80,150        $  1,671
                                                    --------
DENMARK -- 0.2%
   AP Moller - Maersk                     14             113
   Bang & Olufsen, Cl B                2,000             236
   Carlsberg, Cl B                       900              63
   Danske Bank                        11,100             425
   East Asiatic                          850              34
   Novo-Nordisk, Cl B                  7,400             460
   Topdanmark*                         2,500             345
   Vestas Wind Systems*               18,900             490
   William Demant Holding*             1,100              83
                                                    --------
                                                       2,249
                                                    --------
FINLAND -- 1.1%
   Fortum                            152,150           3,797
   Kesko, Cl B                         3,100             123
   Metso                               6,800             242
   Neste Oil                           8,000             272
   Nokia                              93,300           2,006
   Nokia ADR                          13,900             298
   Outokumpu                          27,800             629
   Rautaruukki                         2,200              66
   Sampo, Cl A                        61,700           1,191
   Stora Enso, Cl R                   27,800             390
   UPM-Kymmene                        20,500             440
   Wartsila, Cl B                        800              31
   YIT*                               19,150             487
                                                    --------
                                                       9,972
                                                    --------
FRANCE -- 6.9%
   Accor                               4,375             257
   Air France-KLM                     59,514           1,285
   Air Liquide (B)                     1,030             215
   Alcatel*                           17,500             233
   Arkema*                             2,079              75
   Assurances Generales
     de France (B)                    47,180           5,728
   Atos Origin*                        3,400             235
   AXA                                61,560           2,147
   BNP Paribas (B)                    52,774           4,935
   Bouygues (B)                       82,892           4,519
   Capgemini                          60,650           3,338
   Carrefour                           4,400             256
   Casino Guichard Perrachon           4,628             355
   Cie de Saint-Gobain                12,671             890
   Cie Generale d'Optique Essilor
     International (B)                 1,940             196
   CNP Assurances                      2,200             220
   Compagnie Generale des
     Etablissements Michelin, Cl B     3,376             222
   Credit Agricole (B)                70,758           2,649
   Dassault Systemes*                  3,348             175
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           163

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   France Telecom                     23,843        $    532
   Groupe Danone (B)                  30,498           3,680
   L'Oreal (B)                         7,405             665
   Lafarge                             7,913             951
   LVMH Moet Hennessy Louis Vuitton    2,400             237
   PagesJaunes Groupe                  8,261             230
   PPR                                 1,900             236
   Publicis Groupe                     9,288             376
   Renault (B)                        40,997           4,730
   Sanofi-Aventis (B)                 63,668           6,022
   Schneider Electric                 16,377           1,704
   SCOR                               72,685             173
   Societe Generale (B)               28,523           4,409
   Suez*                               6,100             235
   Thales                              4,500             174
   Thomson                            10,800             205
   Total (B)*                         91,564           5,953
   Veolia Environnement (B)            6,327             353
   Vinci (B)                          33,065           3,048
   Vivendi (B)                        24,701             889
                                                    --------
                                                      62,732
                                                    --------
GERMANY -- 4.8%
   Allianz                            22,986           3,598
   Altana                              6,873             410
   BASF                               14,773           1,207
   Bayer (B)                          69,449           3,130
   Commerzbank                       104,383           3,943
   Continental                        30,829           3,383
   DaimlerChrysler                    34,786           1,837
   Deutsche Bank (B)                  17,452           2,013
   Deutsche Post                      15,900             433
   Deutsche Telekom                   19,353             316
   E.ON                               33,232           3,862
   Epcos*                              7,500             112
   Fresenius Medical Care             19,700           2,218
   Hypo Real Estate Holding           38,100           2,419
   Infineon Technologies*             20,500             233
   Linde                                 357              30
   MAN (B)                            20,500           1,482
   Merck KGaA                         23,535           2,421
   Muenchener Rueckversicherungs      19,454           2,646
   RWE                                22,730           1,954
   SAP                                 5,304           1,118
   SAP ADR                             1,200              63
   Siemens                            16,354           1,413
   ThyssenKrupp                       33,758           1,162
   TUI (B)                            45,800             932
   Volkswagen (B)                     10,405             741
   Wincor Nixdorf                        481              64
                                                    --------
                                                      43,140
                                                    --------

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
GREECE -- 0.1%
   Alpha Bank*                         7,074        $    177
   Coca Cola Hellenic Bottling         4,540             144
   National Bank of Greece             3,810             162
   OPAP                                6,910             235
   Piraeus Bank                        3,650             109
   Titan Cement                        2,440             128
                                                    --------
                                                         955
                                                    --------
HONG KONG -- 1.3%
   ASM Pacific Technology              9,500              49
   Bank of East Asia                  60,600             230
   BOC Hong Kong Holdings            110,000             212
   Cheung Kong Holdings                6,000              65
   China Mobile Hong Kong            456,500           2,355
   China Overseas Land &
     Investment                    2,440,000           1,439
   CLP Holdings                       33,000             189
   Cosco Pacific (B)                 800,000           1,650
   Hang Lung Group                    33,000              76
   Hang Lung Properties              238,300             419
   Henderson Land Development         65,200             339
   Hong Kong Exchanges and
     Clearing                        102,300             686
   Hopewell Holdings                  29,000              79
   Hysan Development                  86,000             220
   Kingboard Chemical Holdings        53,000             139
   Li & Fung                         163,400             335
   New World Development             409,300             655
   PCCW                              266,000             165
   Sino Land (B)                     364,798             557
   Sun Hung Kai Properties            63,000             651
   Swire Pacific, Cl A                72,800             688
   Wharf Holdings                     18,000              64
   Wing Hang Bank                     11,000              98
   Wing Lung Bank                     13,700             126
                                                    --------
                                                      11,486
                                                    --------
HUNGARY -- 0.4%
   Gedeon Richter                      8,822           1,726
   Mol Magyar Olaj-es Gazipari        18,350           1,883
                                                    --------
                                                       3,609
                                                    --------
INDIA -- 0.7%
   Bharti Televentures*              188,429           1,489
   Hindalco Industries GDR*           46,425             102
   Hindalco Industries GDR (F)*      185,700             702
   Indian Overseas Bank               65,400             119
   ITC                               356,824           1,274
   Maruti Udyog                       80,185           1,273
   Oil & Natural Gas                  49,973           1,205
   State Bank of India GDR (B)         3,190             138
   Tata Steel                          1,605              18
                                                    --------
                                                       6,320
                                                    --------
--------------------------------------------------------------------------------
164           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
INDONESIA -- 0.5%
   Astra International             1,440,500        $  1,531
   Bank Central Asia                 997,000             443
   Bank Rakyat Indonesia             955,500             409
   Telekomunikasi Indonesia        2,690,800           2,069
                                                    --------
                                                       4,452
                                                    --------
IRELAND -- 0.4%
   Anglo Irish Bank                  135,975           2,125
   Bank of Ireland                    17,723             311
   CRH                                33,269           1,123
   Depfa Bank                         17,500             283
                                                    --------
                                                       3,842
                                                    --------
ISRAEL -- 0.3%
   Bank Hapoalim                     309,272           1,441
   Bank Leumi Le-Israel               22,900              86
   Bezeq Israeli Telecommunication   701,167             862
   Mizrahi Tefahot Bank*              25,300             154
   Teva Pharmaceutical Industries
     ADR                               5,300             193
                                                    --------
                                                       2,736
                                                    --------
ITALY -- 2.1%
   Assicurazioni Generali              6,600             241
   Banca Fideuram*                     5,615              31
   Banca Intesa                      208,553           1,214
   Banca Intesa RNC                    7,446              40
   Banca Monte dei Paschi di Siena    54,400             318
   Banca Popolare di Milano (B)      181,512           2,278
   Banche Popolari Unite              23,364             583
   Banco Popolare di Verona e
     Novara (B)                       46,786           1,284
   Benetton Group                     39,900             596
   Buzzi Unicem                       15,100             348
   Capitalia                          63,898             530
   Enel                                7,499              67
   ENI - Ente Nazionale
     Idrocarburi                     119,962           3,626
   Fiat                              183,050           2,461
   Fiat RNC (B)*                      54,520             668
   IFIL - Investments*                31,300             174
   Italcementi (B)                    14,220             346
   Luxottica Group                    14,519             396
   Recordati                          29,300             237
   Sanpaolo IMI                       13,300             238
   Telecom Italia RNC                 57,600             147
   UniCredito Italiano               432,782           3,307
                                                    --------
                                                      19,130
                                                    --------
JAPAN -- 16.0%
   Acom                                2,750             163
   Advantest                           7,900             811
   Aeon                               29,400             632
   Aisin Seiki                        17,800             615

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Amada                              44,000        $    451
   Asahi Kasei                        39,000             252
   Autobacs Seven                      8,800             383
   Bank of Fukuoka                    30,000             220
   Bank of Kyoto                      18,000             186
   Canon                              56,800           3,992
   Central Glass                      41,000             243
   Chiba Bank                         22,000             200
   Chiyoda (B)*                       15,000             292
   Chubu Electric Power                1,900              53
   Citizen Watch                      25,300             235
   COMSYS Holdings                    33,000             389
   Daicel Chemical Industries         32,000             250
   Daido Steel                        17,000             140
   Daiichi Sankyo                     10,600             291
   Daimaru                            15,000             203
   Dainippon Screen Manufacturing*    13,000             129
   Daito Trust Construction            4,900             269
   Daiwa House Industry*              14,000             222
   Daiwa Securities Group            222,500           2,773
   Denki Kagaku Kogyo                 57,000             257
   Denso                              31,800           1,116
   Dowa Mining*                        6,000              54
   East Japan Railway                    162           1,164
   EDION                              28,200             609
   Eisai                               4,000             183
   Elpida Memory (B)*                  8,700             392
   Fanuc                              11,700           1,048
   Fuji Soft ABC                       8,200             267
   Fuji Television Network               157             354
   Fujikura                           59,000             669
   Fujitsu                            30,000             223
   Gunze*                              9,000              54
   Hankyu Department Stores           28,000             241
   Hankyu Holdings*                   27,000             140
   Hino Motors                        99,000             580
   Hirose Electric                     2,200             286
   Hitachi                           143,900             981
   Hitachi Chemical                    2,500              68
   Hitachi Construction Machinery      2,800              68
   Hitachi Software Engineering       13,500             225
   Hokkaido Electric Power            10,100             238
   Honda Motor                        47,000           3,111
   Hoya                               15,700             604
   Ibiden                              2,300             115
   Ito En (B)                          1,700              56
   Itochu                            192,900           1,649
   Itochu Techno-Science               7,300             339
   Japan Steel Works*                208,300           1,431
   Japan Tobacco                         585           2,098
   JFE Holdings                       73,500           3,188
   JS Group                           17,300             366
   JTEKT                              11,300             226
   Kajima                              9,000              44
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           165

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Kamigumi*                           6,000        $     49
   Kansai Electric Power              47,700           1,141
   Kansai Paint                       25,000             225
   Kao                                15,000             376
   KDDI                                   53             334
   Kobe Steel                        272,700             908
   Komatsu                            49,000             992
   Komori                             14,000             291
   Konica Minolta Holdings            21,500             261
   Kubota                             28,000             262
   Kyocera                             6,300             528
   Kyushu Electric Power              12,600             294
   Leopalace21*                       27,300             827
   Mabuchi Motor                       5,900             349
   Makita                             10,000             309
   Marubeni                           70,000             382
   Matsui Securities (B)*             18,600             204
   Matsushita Electric Industrial     43,000             939
   Matsushita Electric Works          11,000             128
   Millea Holdings*                       49             871
   Mitsubishi                        262,100           5,591
   Mitsubishi Estate                  40,000             791
   Mitsubishi Gas Chemical            35,000             431
   Mitsubishi Heavy Industries*      208,000             929
   Mitsubishi Materials (B)*          47,000             212
   Mitsubishi Rayon                   30,000             263
   Mitsubishi UFJ Financial Group        564           7,786
   Mitsubishi UFJ Securities          49,000             687
   Mitsui                            152,000           2,164
   Mitsui Chemicals                  223,000           1,582
   Mitsui Fudosan                     11,300             233
   Mitsui Mining & Smelting*          11,000              72
   Mitsui OSK Lines (B)              226,000           1,600
   Mitsui Sumitomo Insurance*         28,000             346
   Mitsui Trust Holdings*            248,200           3,001
   Mitsumi Electric*                  19,400             239
   Mizuho Financial Group*               381           3,111
   Murata Manufacturing                1,900             124
   NGK Spark Plug                     39,000             785
   Nichirei                           50,500             275
   Nidec                               2,400             182
   Nikko Cordial                      15,500             230
   Nikon                              20,000             390
   Nintendo                            7,400           1,252
   Nippon Electric Glass              24,000             530
   Nippon Kayaku                      40,000             343
   Nippon Mining Holdings*           122,100           1,078
   Nippon Oil                         83,000             612
   Nippon Shokubai                    19,000             239
   Nippon Telegraph & Telephone          536           2,663
   Nippon Yusen Kabushiki Kaisha      81,000             528
   Nissan Motor                      172,700           2,099
   Nisshin Seifun Group               42,300             459
   Nisshin Steel                     128,000             433

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Nisshinbo Industries               21,400        $    230
   Nitto Denko                        15,000           1,162
   Nomura Holdings                    19,900             393
   NSK                                13,000             111
   NTN                                54,300             434
   NTT Data                               72             308
   NTT DoCoMo                            153             250
   Obayashi                           98,000             698
   Odakyu Electric Railway            35,000             211
   OJI Paper                          20,000             113
   Oki Electric Industry (B)         202,000             507
   ORIX*                              15,380           4,462
   Osaka Gas                          40,000             140
   Promise                             5,400             325
   Rengo                              48,000             386
   Ricoh                              48,000             944
   Rinnai                              8,900             266
   Rohm                                3,100             284
   Sankyo                              5,000             331
   Santen Pharmaceutical               5,900             148
   Sanwa Shutter                      43,000             275
   Sanyo Shinpan Finance               3,360             186
   Sega Sammy Holdings                17,100             686
   Shimamura                           2,900             351
   Shimizu                            23,000             133
   Shin-Etsu Chemical                 12,600             712
   Shinko Securities*                 42,000             201
   Shinsei Bank                       20,000             134
   Shiseido                            4,000              72
   Showa Shell Sekiyu                  4,000              48
   SMC                                 5,800             814
   Softbank (B)                       70,100           1,720
   Sompo Japan Insurance*             57,000             731
   Sony                                5,800             263
   Sumitomo                          128,000           1,680
   Sumitomo Bakelite                  26,000             246
   Sumitomo Chemical                  19,000             164
   Sumitomo Electric Industries       51,200             739
   Sumitomo Forestry                   5,000              52
   Sumitomo Heavy Industries*        168,000           1,593
   Sumitomo Metal Industries         398,000           1,791
   Sumitomo Metal Mining*             17,000             224
   Sumitomo Mitsui Financial Group*      555           5,695
   Sumitomo Osaka Cement*             72,000             240
   Sumitomo Realty & Development      21,000             512
   Sumitomo Trust & Banking           99,000             956
   Suzuken                             9,500             394
   Suzuki Motor                       45,400           1,061
   T&D Holdings*                       3,550             249
   Taisei                             14,000              54
   Taisho Pharmaceutical*             12,000             222
   Taiyo Nippon Sanso                 31,000             252
   Takeda Pharmaceutical              59,400           3,863
   Takefuji                            2,790             175
--------------------------------------------------------------------------------
166           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Tanabe Seiyaku                     11,000        $    135
   TDK                                11,300             922
   Teijin                             49,000             350
   TIS                                 8,400             223
   Tokyo Electric Power               51,500           1,420
   Tokyo Electron                     26,100           1,862
   Tokyo Gas                         170,000             853
   Tokyo Steel Manufacturing          23,100             511
   Tokyo Style*                       24,000             302
   Tokyu                              64,000             422
   Toppan Printing                    18,000             227
   Toray Industries                   34,000             303
   Toshiba                            52,000             352
   Toyo Suisan Kaisha*                 5,000              83
   Toyobo*                            79,000             227
   Toyota Industries                   5,600             228
   Toyota Motor                      106,100           5,700
   Trend Micro                        12,500             435
   Uniden                             39,000             465
   Ushio*                              7,600             163
   USS                                 1,120              78
   West Japan Railway                    100             426
   Yahoo! Japan                        1,020             543
   Yamada Denki*                      27,450           2,860
   Yamaha                             22,300             460
   Yamaha Motor                        9,300             251
   Yamato Transport                   41,000             697
   Yaskawa Electric                    3,000              32
                                                    --------
                                                     145,489
                                                    --------
LUXEMBOURG -- 0.2%
   Arcelor (B)                        36,782           1,575
   SES Global FDR                     38,100             531
   SES Global FDR (Paris Exchange)     9,263             130
                                                    --------
                                                       2,236
                                                    --------
MALAYSIA -- 0.6%
   IOI                               393,000           1,624
   Resorts World                     434,900           1,461
   Sime Darby                        610,900           1,001
   Tenaga Nasional                   480,000           1,203
                                                    --------
                                                       5,289
                                                    --------
MEXICO -- 1.0%
   Alfa                              306,580           1,410
   America Movil ADR, Ser L           83,520           2,728
   Consorcio ARA                     307,100           1,277
   Fomento Economico Mexicano
     ADR (B)                          26,310           2,257
   Grupo Financiero Banorte          680,300           1,631
                                                    --------
                                                       9,303
                                                    --------

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
NETHERLANDS -- 3.1%
   ABN AMRO Holding                   41,520        $  1,150
   Aegon                             116,697           1,951
   Akzo Nobel                         47,330           2,566
   DSM                                15,747             670
   European Aeronautic Defense
     and Space                        68,610           2,452
   Heineken                           16,674             668
   Heineken Holding                    8,098             283
   ING Groep (B)                     186,409           7,320
   James Hardie Industries            13,421              86
   Koninklijke Philips Electronics    19,600             620
   OCE*                                8,857             140
   Randstad Holdings                   4,082             252
   Reed Elsevier                      27,557             402
   Royal Dutch Shell, Cl A (GBP)      31,482           1,041
   Royal Dutch Shell, Cl A            68,093           2,262
   Royal Dutch Shell, Cl B (GBP)      89,150           3,077
   Royal KPN                         150,453           1,732
   Royal Numico                        6,568             292
   Unilever (B)*                      33,237             755
   Wereldhave +                          405              39
                                                    --------
                                                      27,758
                                                    --------
NEW ZEALAND -- 0.0%
   Fletcher Building                  53,734             312
   Sky City Entertainment Group       12,140              41
                                                    --------
                                                         353
                                                    --------
NORWAY -- 0.8%
   DNB (B)                            54,800             706
   Norsk Hydro                       108,050           3,049
   Norske Skogindustrier              10,442             152
   Orkla                               3,350             166
   Statoil (B)                        97,950           2,881
   Storebrand                          4,200              45
   Yara International                  9,100             125
                                                    --------
                                                       7,124
                                                    --------
PHILIPPINES -- 0.1%
   Philippine Long Distance
     Telephone                         3,900             147
   SM Investments                     89,500             382
                                                    --------
                                                         529
                                                    --------
PORTUGAL -- 0.2%
   Banco Comercial Portugues         182,280             529
   Banco Espirito Santo               12,243             174
   Energias de Portugal              350,389           1,296
                                                    --------
                                                       1,999
                                                    --------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           167

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
RUSSIA -- 1.0%
   Cherkizovo Group GDR*              20,834        $    316
   LUKOIL ADR                         18,640           1,451
   MMC Norilsk Nickel ADR             11,150           1,346
   Mobile Telesystems ADR             28,000             840
   Novolipetsk Steel GDR              61,320           1,411
   Polyus Gold ADR*                   15,450             780
   Sberbank GDR*                      11,020           1,785
   Surgutneftegaz ADR (B)             20,230           1,386
                                                    --------
                                                       9,315
                                                    --------
SINGAPORE -- 0.6%
   CapitaLand*                        79,900             208
   City Developments                  45,000             269
   DBS Group Holdings                 38,700             427
   Flextronics International*         38,300             431
   K-REIT Asia +*                        800               1
   Keppel                              6,000              51
   Keppel Land                        99,000             254
   Neptune Orient Lines              268,600             327
   Oversea-Chinese Banking            65,200             261
   Singapore Airlines*                63,700             503
   Singapore Exchange*                87,700             216
   Singapore Petroleum                18,000              56
   Singapore Telecommunications*     955,000           1,537
   United Overseas Bank               55,000             522
                                                    --------
                                                       5,063
                                                    --------
SOUTH AFRICA -- 1.0%
   Barloworld                         77,329           1,320
   Sanlam                            881,124           2,016
   Sappi                             125,814           1,571
   Sasol                              87,137           3,319
   Standard Bank Group                16,100             188
   Telkom                              5,930             127
   Tiger Brands                        6,816             156
                                                    --------
                                                       8,697
                                                    --------
SOUTH KOREA -- 2.5%
   Daewoo Shipbuilding & Marine
     Engineering                      59,850           1,634
   Hankook Tire                       78,920           1,064
   Honam Petrochemical                 6,000             310
   Hyundai Development                22,180           1,117
   Hyundai Mobis                       2,150             169
   Hyundai Motor                      43,060           3,327
   Industrial Bank of Korea           10,680             185
   Kookmin Bank                        3,300             267
   Kookmin Bank ADR                   20,030           1,612
   POSCO                               1,900             494
   Samsung Electronics                 7,175           4,617
   Samsung Electronics GDR             3,854           1,218

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Samsung Fire & Marine Insurance     9,092        $  1,273
   Shinhan Financial Group            99,320           4,549
   Shinsegae                           2,670           1,227
                                                    --------
                                                      23,063
                                                    --------
SPAIN -- 2.1%
   ACS Actividades Construcciones
     y Servicios                      88,669           3,545
   Altadis                            12,400             589
   Banco Bilbao Vizcaya Argentaria   102,927           2,140
   Banco Santander Central Hispano   176,703           2,556
   Endesa                            125,614           4,220
   Fomento de Construcciones
     y Contratas                       1,687             130
   Iberdrola (B)                      41,423           1,332
   Inditex                             6,832             272
   Repsol (B)                        126,466           3,541
   Telefonica                         39,413             647
                                                    --------
                                                      18,972
                                                    --------
SWEDEN -- 1.1%
   Alfa Laval                          8,000             244
   Atlas Copco, Cl A                 125,400           3,407
   Axfood                              1,300              36
   D Carnegie                          5,300             107
   Holmen, Cl B                       14,800             604
   Kungsleden*                        33,331             354
   Sandvik*                            7,900             463
   SAS*                               16,400             179
   Scania, Cl B                        3,500             152
   Skandinaviska Enskilda Banken      18,800             449
   SKF, Cl B                          25,600             406
   Ssab Svenskt Stal, Cl A             8,300             474
   Svenska Cellulosa, Cl B             7,900             330
   Svenska Handelsbanken, Cl A         9,100             244
   Swedish Match                      28,300             447
   Telefonaktiebolaget
     LM Ericsson, Cl B               218,700             701
   TeliaSonera                        91,700             558
   Trelleborg, Cl B                    2,800              57
   Volvo, Cl A                           700              34
   Volvo, Cl B                        12,200             599
                                                    --------
                                                       9,845
                                                    --------
SWITZERLAND -- 3.3%
   ABB                                23,290             295
   Adecco (B)                          5,186             333
   Ciba Specialty Chemicals              417              24
   Clariant                            6,199              94
   Compagnie Financiere Richemont,
     Cl A*                            31,508           1,475
   Credit Suisse Group                72,457           4,203
   Givaudan*                             300             244
   Holcim (B)                         16,718           1,316
--------------------------------------------------------------------------------
168           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Nestle                              8,277        $  2,478
   Novartis (B)                      128,666           7,156
   Phonak Holding                      1,942             112
   Rieter Holding                        476             187
   Roche Holding                      34,876           5,449
   Swatch Group (B)                    1,951              66
   Swiss Reinsurance (B)              20,705           1,461
   Swisscom (B)                        1,126             364
   UBS                                18,277           2,077
   Valora Holding*                       134              28
   Xstrata                            49,732           1,983
   Zurich Financial Services           4,717           1,070
                                                    --------
                                                      30,415
                                                    --------
TAIWAN -- 1.4%
   Acer                              575,000             938
   Advanced Semiconductor
     Engineering                   1,837,873           1,877
   Chinatrust Financial Holding    2,024,000           1,625
   Compal Electronics              1,305,310           1,330
   Eva Airways                     2,384,898             997
   HON HAI Precision Industry        307,513           1,971
   HON HAI Precision Industry GDR     15,912             205
   Quanta Computer                   301,000             451
   Taiwan Semiconductor
     Manufacturing                    80,000             150
   Taiwan Semiconductor
     Manufacturing ADR               236,032           2,235
   United Microelectronics         2,245,019           1,404
                                                    --------
                                                      13,183
                                                    --------
THAILAND -- 0.7%
   Advanced Info Service             416,900           1,010
   High Tech Computer                 72,860           2,165
   Land and Houses NVDR            4,248,200             751
   PTT                               177,900           1,127
   Siam Cement                       166,100           1,062
                                                    --------
                                                       6,115
                                                    --------
TURKEY -- 0.4%
   Ford Otomotiv Sanayi               10,320              83
   Haci Omer Sabanci Holding         404,423           1,261
   Turkcell Iletisim Hizmet          182,639             836
   Turkiye Is Bankasi                173,533           1,016
                                                    --------
                                                       3,196
                                                    --------
UNITED KINGDOM -- 11.5%
   3i Group                           18,665             310
   Alliance Unichem                    7,540             131
   Amvescap*                          50,400             489
   Anglo American                     91,465           3,678

--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   ARM Holdings                       59,841        $    131
   AstraZeneca                        77,910           4,121
   AstraZeneca (SEK)                  16,450             872
   Aviva                             147,538           2,048
   BAE Systems                       336,500           2,407
   Balfour Beatty                      8,003              50
   Barclays                          265,073           3,068
   Barratt Developments               37,332             643
   Bellway                            13,995             295
   Berkeley Group Holdings            26,021             541
   BG Group                           18,700             249
   BHP Billiton                      330,300           6,456
   Bovis Homes Group                   3,337              51
   BP                                552,174           6,513
   Brambles Industries                28,135             228
   British Airways*                  104,189             665
   British American Tobacco          122,709           3,070
   British Land                       26,875             638
   British Sky Broadcasting           27,876             277
   BT Group                           36,357             160
   Cadbury Schweppes                  31,825             305
   Capita Group                        6,314              54
   Carnival                            9,520             387
   Centrica                           45,100             235
   Cookson Group                       4,176              39
   Corus Group                        91,740             672
   Daily Mail & General Trust          2,769              34
   Diageo                             24,491             402
   Emap                                7,342             120
   Enterprise Inns                    13,374             234
   First Choice Holidays               7,255              29
   Firstgroup                          4,992              37
   FKI                               153,100             308
   Friends Provident                 193,400             642
   Gallaher Group                      2,426              37
   GKN                                60,078             306
   GlaxoSmithKline                   256,309           7,093
   Great Portland Estates             29,900             262
   GUS                                13,100             227
   Hammerson                          16,044             341
   Hanson                             26,050             319
   Hays                               38,011             114
   HBOS                              254,424           4,354
   HSBC Holdings                     268,438           4,665
   Imperial Chemical Industries       44,614             299
   Imperial Tobacco Group              7,616             233
   Inchcape                           40,752             336
   Intercontinental Hotels
     Group (B)                        37,586             641
   International Power                87,100             472
   J Sainsbury                       235,666           1,409
   Johnson Matthey                    10,600             268
   Kingfisher                         46,700             198
   Ladbrokes                          32,300             240

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           169

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                                Market Value
Description                           Shares   ($ Thousands)
--------------------------------------------------------------------------------
   Land Securities Group              12,649        $    431
   Legal & General Group             193,846             465
   Lloyds TSB Group                  256,969           2,416
   London Stock Exchange Group        10,453             216
   Man Group                           5,900             258
   Marks & Spencer Group              22,200             226
   Mitchells & Butlers               114,500           1,070
   National Grid                      80,428             914
   Next                                1,831              56
   Pearson                            17,893             242
   Persimmon                          64,175           1,443
   Prudential                          2,646              29
   Punch Taverns                      44,096             708
   Reckitt Benckiser                   6,930             255
   Reed Elsevier                      67,705             660
   Resolution                         19,200             246
   Rio Tinto                          72,901           4,048
   Rolls-Royce Group                  78,800             609
   Royal & Sun Alliance Insurance
     Group                           547,501           1,317
   Royal Bank of Scotland Group      201,892           6,518
   SABMiller                          77,940           1,458
   Schroders                          11,100             213
   Scottish & Newcastle               24,728             229
   Scottish & Southern Energy         22,040             466
   Scottish Power                    253,115           2,649
   Smith & Nephew                     25,500             208
   Smiths Group                        5,951              99
   Sportingbet                       244,500           1,927
   Stagecoach Group                   17,451              33
   Standard Chartered                 32,707             803
   Tate & Lyle                         8,100              87
   Taylor Woodrow                     37,622             237
   Tomkins                            49,140             259
   Trinity Mirror                      8,011              76
   Unilever*                          37,034             829
   United Business Media               9,703             119
   United Utilities                   13,668             169
   Vodafone Group                  3,539,144           8,153
   Whitbread                          34,257             672
   Wimpey George                     101,943             883
   WPP Group                           9,222             114
   Yell Group                         23,600             222
                                                    --------
                                                     104,435
                                                    --------
Total Common Stock
   (Cost $596,137) ($ Thousands)                     680,733
                                                    --------

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 13.3%
MORTGAGE RELATED SECURITIES -- 13.3%
   ACE Securities, Ser 2003-NC1,
     Cl M (D)
        5.861%, 06/25/06              $  650        $    653
   ACE Securities, Ser 2003-OP1,
     Cl M1 (D)
        5.781%, 06/25/06                 300             302
   Aegis Asset-Backed Securities
     Trust, Ser 2003-3, Cl M1 (D)
        5.781%, 06/25/06                 250             250
   Aegis Asset-Backed Securities
     Trust, Ser 2004-5, Cl 1A1 (D)
        5.271%, 06/26/06                  93              93
   American Home Mortgage Investment
     Trust, Ser 2005-1, Cl 6A (D) (J)
        5.294%, 06/25/06               6,099           6,020
   American Home Mortgage Investment
     Trust, Ser 2005-4, Cl 5A (D) (J)
        5.350%, 06/25/06               2,139           2,112
   Ameriquest Mortgage Securities,
     Ser 2003-2, Cl M1 (D)
        5.981%, 06/25/06                 475             477
   Argent Securities, Ser 2003-W5,
     Cl M1 (D)
        5.781%, 06/25/06                 250             253
   Argent Securities, Ser 2003-W9,
     Cl M1 (D)
        5.771%, 06/26/06                 430             433
   Asset-Backed Funding Certificates,
     Ser 2005-AQ1, Cl A1B (G)
        4.250%, 06/25/35               1,290           1,283
   Asset-Backed Securities Home
     Equity, Ser 2003-HE7, Cl M2 (D)
        6.831%, 06/15/06                 205             209
   Asset-Backed Securities
     Home Equity Loan Trust,
     Ser 2003-HE5, Cl M1 (D)
        5.831%, 06/15/06                 456             460
   Banc of America Funding,
     Ser 2006-A, Cl 2A2 (D)
        5.485%, 06/01/06                 254             253
   Basic Asset-Backed Securities
     Trust, Ser 2006-1, Cl A1 (D)
        5.161%, 06/25/06               3,928           3,928
   Bear Stearns NIM Trust,
     Ser 2005-AQ2N, Cl A1 (F)
        5.500%, 09/25/35                  53              52
   Centex Home Equity, Ser 2004-D,
     Cl AV4 (D)
        5.381%, 06/25/06               3,139           3,141
   Chase Funding Mortgage Loan,
     Ser 2003-1, Cl 1A4
        4.119%, 02/25/29               1,058           1,051
--------------------------------------------------------------------------------
170           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Chase Funding Mortgage Loan,
     Ser 2004-2, Cl 1A3
        4.209%, 09/25/26             $ 1,600        $  1,588
   Cheyne High Grade, Ser 2004-1A,
     Cl AM1 (C) (D) (F)
        5.180%, 11/10/06                 627             627
   Commodore, Ser 2003-2A,
     Cl A1MM (C) (D) (F)
        4.970%, 12/12/38                 576             576
   Countrywide Alternative Loan
     Trust, Ser 2005-69, Cl M3 (D)
        6.231%, 06/27/06                 220             223
   Countrywide Alternative Loan
     Trust, Ser 2005-IM1, Cl M3 (D)
        7.081%, 06/27/06                 380             366
   Countrywide Asset-Backed
     Certificates, Ser 2003-5,
     Cl MV2 (D)
        6.681%, 01/25/34                 200             203
   Countrywide Asset-Backed
     Certificates, Ser 2004-11,
     Cl A2 (D)
        5.461%, 06/25/06                 989             991
   Countrywide Asset-Backed
     Certificates, Ser 2005-15,
     Cl 1AF1 (D)
        5.221%, 06/25/06               1,378           1,379
   Countrywide Asset-Backed
     Certificates, Ser 2006-IM1,
     Cl A1 (D)
        5.171%, 06/27/06               2,684           2,685
   Countrywide Home Equity Loan
     Trust, Ser 2006-D, Cl 2A (D)
        5.261%, 06/30/06               3,543           3,546
   Countrywide Home Loans,
     Ser 2004-22, Cl A1 (D)
        5.104%, 06/01/06                 777             763
   Countrywide Home Loans,
     Ser 2006-HYB2, Cl 1A1 (D)
        5.152%, 06/20/06               2,665           2,641
   Credit Suisse Asset-Backed,
     Ser 2006, Cl A1B
        5.310%, 06/30/36               1,400           1,400
   DSLA Mortgage Loan Trust,
     Ser 2004-AR4, Cl B1 (D)
        5.680%, 06/19/06                 335             336
   DSLA Mortgage Loan Trust,
     Ser 2006-AR1, Cl M4 (D)
        5.820%, 06/19/06                 250             251
   DSLA Mortgage Loan Trust,
     Ser 2006-AR1, Cl M5 (D)
        5.890%, 06/19/06                 150             151
   DSLA Mortgage Loan Trust,
     Ser 2006-AR1, Cl M7 (D)
        6.830%, 06/19/06                 150             149
   Duke Funding, Ser 2004-6B,
     Cl A1S1 (C) (D) (F)
        5.093%, 04/08/39                 940             940

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   First Franklin Mortgage Loan
     Asset, Ser 2004-FF10, Cl A2 (D)
        5.481%, 06/26/06              $  696        $    698
   First Franklin Mortgage Loan
     Asset, Ser 2005-FF4, Cl 2A3 (D)
        5.301%, 06/25/06               2,000           2,002
   First Franklin Mortgage Loan
     Asset, Ser 2005-FFA, Cl A2A (D)
        5.191%, 06/25/06                 268             268
   First Franklin Mortgage Loan
     Asset, Ser 2005-FFH3,
     Cl 2A1 (D)
        5.211%, 06/26/06               3,369           3,370
   GMAC Mortgage Loan Trust,
     Ser 2006-HE1, Cl A (D) (J)
        5.291%, 06/30/06               5,400           5,400
   GSAA Home Equity NIM Trust,
     Ser 2006-2, Cl 2A1 (D) (J)
        5.181%, 06/27/06               4,699           4,699
   GSAA Home Equity NIM Trust,
     Ser 2006-3N, Cl N1 (F)
        5.750%, 03/25/36                 133             132
   Greenpoint Mortgage Funding
     Trust, Ser 2006-AR1, Cl M3 (D)
        5.651%, 06/27/06                 350             352
   HSI Asset Securitization Trust,
     Ser 2005-NC2, Cl M2A1 (D)
        5.211%, 06/25/06               1,217           1,217
   Home Equity Asset NIM Trust,
     Ser 2003-4, Cl M2 (D)
        6.981%, 06/25/06                 350             352
   Home Equity Asset NIM Trust,
     Ser 2006-1N, Cl A (F)
        6.500%, 05/27/36                 199             199
   IMPAC NIM Trust, Ser 2006-1,
     Cl N (F)
        6.000%, 03/25/36                 177             177
   Indymac Mortgage Loan Trust,
     Ser 2004-AR6, Cl 1A (D)
        5.469%, 06/01/06                 364             368
   Irwin Home Equity, Ser 2005-1,
     Cl 2A1 (D)
        5.221%, 06/25/06               1,695           1,695
   Lehman XS Trust, Ser 2005-5N,
     Cl M4 (D)
        6.831%, 06/30/06                 575             557
   Lehman XS Trust, Ser 2005-7N,
     Cl M71 (D)
        6.831%, 06/27/06                 335             322
   Master Asset-Backed Securities
     Trust, Ser 2002-OPT1, Cl M1 (D)
        6.231%, 06/27/06                 400             401
   Master Asset-Backed Securities
     Trust, Ser 2006-AB1, Cl A1 (D)
        5.221%, 06/27/06               4,785           4,785

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           171

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Merrill Lynch Mortgage Investors,
     Ser 2005-HE2, Cl A2A (D)
        5.191%, 06/27/06              $  678        $    678
   Merrill Lynch Mortgage Trust,
     Ser 2006-1, Cl 1A1 (D)
        5.352%, 02/25/36               2,490           2,476
   Morgan Stanley, Ser 2003-NC10,
     Cl M1 (D)
        5.761%, 06/27/06                 621             624
   New Century Home Equity Loan
     Trust, Ser 2004-A, Cl AII3 (D)
        4.450%, 06/01/06               1,600           1,584
   New Century Home Equity Loan
     Trust, Ser 2005-A, Cl A1F (G)
        4.359%, 06/25/06                 733             729
   New Century Home Equity Loan
     Trust, Ser 2005-A, Cl A2 (G)
        4.461%, 06/25/06               3,000           2,955
   New Century Home Equity Loan
     Trust, Ser 2005-B, Cl A2A (D)
        5.201%, 06/25/06               2,944           2,945
   Newcastle CDO Limited,
     Ser 2005-6A, Cl IM1 (C) (D) (F)
        5.142%, 04/24/07                 251             250
   Nomura Asset Acceptance,
     Ser 2004-R1, Cl A1 (F)
        6.500%, 03/25/34                 471             476
   Nomura Asset Acceptance,
     Ser 2004-R2, Cl A1 (D) (F)
        6.500%, 10/25/34                 549             546
   Option One Mortgage Loan Trust,
     Ser 2006-1, Cl M10 (D) (F)
        7.581%, 06/27/06                  70              60
   Option One Mortgage Loan Trust,
     Ser 2006-1, Cl M11 (D) (F)
        7.581%, 06/27/06                 150             133
   Park Place Securities NIM Trust,
     Ser 2004-MM1, Cl AM6 (C) (D) (F)
        5.111%, 02/25/35                 766             766
   RMAC, Ser 2004-NS3A, Cl A1
     (C) (D) (F)
        5.080%, 03/12/25                 224             224
   Renaissance Home Equity Loan
     Trust, Ser 2004-2, Cl AF3 (G)
        4.464%, 07/25/34               2,000           1,981
   Residential Accredit Loans,
     Ser 2005-QA3, Cl NB2 (D)
        5.267%, 06/25/06               2,187           2,158
   Residential Accredit Loans,
     Ser 2005-Q05, Cl M3 (D)
        5.881%, 06/25/06                 350             354
   Residential Accredit Loans,
     Ser 2006-Q01, Cl 2A3 (D)
        5.481%, 06/27/06                 498             499

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Residential Asset Mortgage
     Products, Ser 2003-RS11,
     Cl MII1 (D)
        5.811%, 06/25/06              $  200        $    202
   Residential Asset Mortgage
     Products, Ser 2006-RZ1,
     Cl A1 (D) (J)
        5.161%, 06/27/06               5,590           5,592
   Residential Asset Securities,
     Ser 2006-EMX2, Cl A1 (D)
        5.161%, 06/27/06               2,398           2,398
   Residential Asset Securities,
     Ser 2006-KS2, Cl A1 (D)
        5.029%, 06/27/06               4,680           4,680
   Residential Asset Securitization
     Trust, Ser 2004-IP2, Cl 3A1 (D)
        5.294%, 06/25/06               2,068           2,044
   Resmae Mortgage Loan Trust,
     Ser 2006-1, Cl A2A (D) (F)
        5.181%, 06/25/06               2,289           2,289
   Resmae Mortgage Loan Trust,
     Ser 2006-1, Cl A2B (D) (F)
        5.231%, 06/25/06               1,500           1,500
   Saturn Ventures II (C) (D) (F)
        5.129%, 08/07/06               1,169           1,169
   Securitized Asset-Backed
     Receivables Trust, Ser 2005-OP1,
     Cl A2B (D)
        5.261%, 06/25/06               1,232           1,233
   Sharps SP I LLC NIM Trust,
     Ser 2005-HE3N, Cl N (F)
        5.000%, 05/25/35                 401             400
   Structured Adjustable Rate
     Mortgage Loan, Ser 2005-16 XS,
     Cl M2 (D)
        5.981%, 06/25/06                 205             207
   Structured Asset Investment Loan
     Trust, Ser 2005-1, Cl A4 (D) (F)
        5.311%, 06/25/06               1,370           1,371
   Structured Asset Investment Loan
     Trust, Ser 2005-8, Cl A2 (D)
        5.211%, 06/25/06                 922             922
   Structured Asset Securities,
     Ser 2005-NC1, Cl A2 (G)
        3.920%, 06/27/06                 488             484
   Structured Asset Securities,
     Ser 2005-S1, Cl B3 (D) (F)
        7.581%, 06/27/06                 300             289
   TIAA Real Estate, Ser 2003-1A,
     Cl A1 (C) (D) (F)
        5.030%, 12/28/18                 809             809
   Terwin Mortgage Trust,
     Ser 2006-5, Cl 1A2A (D) (F)
        5.088%, 06/26/06               5,400           5,400
   Terwin Mortgage Trust,
     Ser 2006-6, Cl 2A
        4.500%, 06/25/36               1,000             990

--------------------------------------------------------------------------------
172           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Wells Fargo Home Equity Trust,
     Ser 2004-2, Cl A12 (D)
        3.450%, 06/25/19             $ 1,450        $  1,440
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMMD
     (C) (D) (F)
        4.930%, 06/15/06                 313             313
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMME
     (C) (D) (F)
        4.930%, 09/15/06                 188             188
   Witherspoon CDO Funding
     (C) (D) (F)
        5.091%, 09/15/06                 877             877
                                                    --------
Total Asset-Backed Securities
   (Cost $121,096) ($ Thousands)                     121,014
                                                    --------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 8.0%
   FHLMC
        5.571%, 10/01/35 (I)             884             883
   FNMA
        5.523%, 01/01/36 (I)             849             849
   FNMA TBA
        5.500%, 06/12/31               9,000           8,660
        5.500%, 06/01/21              12,200          12,013
        5.500%, 06/01/33              26,500          25,515
        5.000%, 06/17/19              19,500          18,830
   GNMA
        5.250%, 08/20/34 (I)             303             302
        4.500%, 06/20/34                 858             853
        4.500%, 08/20/34                 818             813
        4.000%, 02/20/35                 497             484
        3.750%, 12/20/33 (J)           2,708           2,643
   GNMA TBA
        4.500%, 06/22/36                 600             552
                                                    --------
Total U.S. Government Agency Mortgage-Backed
  Obligations
   (Cost $72,660) ($ Thousands)                       72,397
                                                    --------

CORPORATE OBLIGATIONS -- 4.7%
CONSUMER DISCRETIONARY -- 0.1%
   Gannett
        5.750%, 06/01/11                 675             669
                                                    --------
FINANCIALS -- 4.6%
   Allstate Life Global Funding II
     MTN (C) (D) (F)
        5.101%, 06/15/07                 576             576
   American General Finance
     (C) (D) (F)
        5.111%, 06/15/07               1,817           1,817
   American General Finance MTN,
     Ser F (C)
        5.875%, 07/14/06                 125             128

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Bear Stearns EXL (C) (D)
        5.091%, 06/15/07             $ 2,230        $  2,230
   Caterpillar Financial Services
     MTN, Ser F (C) (D)
        5.148%, 07/10/06                 627             627
   Countrywide Financial Services
     MTN, Ser A (C) (D)
        5.210%, 11/03/06               1,316           1,316
        4.960%, 09/13/06               2,318           2,318
   Dekabank (C) (D) (F)
        5.108%, 05/18/07               2,318           2,318
   Glitnir Bank (C) (D) (F)
        5.180%, 04/06/07               1,880           1,880
   Irish Life & Permanent MTN,
     Ser X (C) (D) (F)
        5.109%, 06/21/07               1,667           1,667
   Islandsbanki (C) (D) (F)
        5.131%, 03/22/07               1,065           1,065
   Jackson National Life Funding
     (C) (D) (F)
        5.080%, 05/02/07               2,757           2,757
   Kaupthing Bank MTN (C) (D) (F)
        5.141%, 03/20/07               3,133           3,133
   Landsbanki Islands (C) (D) (F)
        5.161%, 03/16/07               2,381           2,381
   Morgan Stanley EXL (C) (D)
        5.190%, 07/03/07                 439             439
   Morgan Stanley EXL,
     Ser S (C) (D)
        5.150%, 07/03/07                 627             627
   Natexis Banques (C) (D) (F)
        5.060%, 06/15/07               1,222           1,222
   Nationwide Building Society
     (C) (D) (F)
        5.160%, 04/05/07               1,253           1,253
        5.020%, 04/27/07                 689             689
   Nordbank (C) (D) (F)
        5.080%, 06/22/07               2,130           2,130
   Northern Rock (C) (D) (F)
        5.170%, 05/03/07               1,291           1,291
   Pacific Life Global Funding
     (C) (D) (F)
        5.101%, 06/13/07                 940             940
   Premium Asset Trust,
     Ser 2004-06
     (C) (D) (F)
        5.190%, 06/30/06               1,190           1,191
   Premium Asset Trust,
     Ser 2004-10
     (C) (D) (F)
        5.120%, 05/14/07               1,754           1,754
   Residential Capital
        6.875%, 06/30/15                  80              80
        6.500%, 04/17/13               1,095           1,070
        6.000%, 02/22/11                 220             212
   SLM EXL, Ser S (C) (D) (F)
        5.081%, 06/15/07               1,378           1,378
   Shinsei Finance Cayman (D) (F)
        6.418%, 01/29/49                 545             523
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           173

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Sigma Finance MTN (C) (F)
        4.745%, 11/09/06              $  677        $    677
   Skandinav Enskilda Bank
     (C) (D) (F)
        5.077%, 05/18/07               1,378           1,378
   Washington Mutual Preferred
     Funding (D) (F)
        6.534%, 03/15/49                 600             577
                                                    --------
                                                      41,644
                                                    --------
INDUSTRIALS -- 0.0%
   Ryland Group
        6.875%, 06/15/13                 350             349
                                                    --------
Total Corporate Obligations
   (Cost $42,740) ($ Thousands)                       42,662
                                                    --------

COMMERCIAL PAPER (C) (E) -- 2.4%
   Brahms Funding
        5.051%, 06/01/06               1,253           1,248
   Broadhollow Funding
        5.081%, 06/09/06                 313             312
        5.079%, 06/26/06                 752             749
        5.073%, 06/19/06               1,065           1,060
        5.062%, 06/05/06                 627             624
   Buckingham CDO
        5.092%, 06/23/06                 627             624
        5.087%, 06/08/06               1,253           1,249
   Elysian Funding LLC
        5.170%, 07/10/06               1,253           1,242
        5.134%, 06/30/06                 627             621
        5.123%, 06/05/06                 627             624
   Hardwood Street Funding II
        5.074%, 06/13/06                 110             110
   KKR Pacific Funding Trust
        5.082%, 06/22/06               1,253           1,248
        5.082%, 06/23/06                 627             624
        5.081%, 06/07/06               1,253           1,248
   Main Street Warehouse Funding
        5.090%, 06/16/06                 752             749
        5.079%, 06/05/06                 627             624
        5.078%, 06/02/06                 113             113
   Ocala Funding LLC
        5.112%, 06/30/06                 188             187
        5.092%, 06/09/06               1,983           1,974
   Park Granada LLC
        5.045%, 06/29/06                 627             621
   Rams Funding
        5.094%, 06/14/06               1,460           1,453
        5.091%, 06/21/06               1,253           1,248
   Rhineland Funding Capital
        5.026%, 06/26/06               1,253           1,239
   Thornburg Mortgage Capital Resource
        5.092%, 06/19/06                 877             873
        5.092%, 06/23/06                 406             404


--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Transamerica Securities
        5.100%, 06/28/06              $  505        $    502
                                                    --------
Total Commercial Paper
   (Cost $21,570) ($ Thousands)                       21,570
                                                    --------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.1%
   FHLMC CMO STRIPS, Ser 232,
     Cl IO, IO
        5.000%, 08/01/35               3,770           1,010
   FHLMC CMO STRIPS, Ser 233,
     Cl 12, IO
        5.000%, 09/15/35               1,614             406
   FHLMC DN (H)
        5.098%, 10/23/06                 175             171
        5.050%, 11/14/06                 100              98
        4.740%, 06/12/06                 100             100
   FNMA CMO STRIPS, Ser 2006-10,
     Cl FD (D)
        5.431%, 06/25/06               2,504           2,505
   FNMA CMO STRIPS, Ser 359,
     Cl 6, IO
        5.000%, 11/01/35                 639             166
   FNMA CMO STRIPS, Ser 360,
     Cl 2, IO
        5.000%, 08/01/35               1,226             328
   FNMA DN (H)
     4.650%, 06/12/06                    250             250
        1.680%, 11/08/06               5,320           5,201
                                                    --------
Total U.S. Government Agency Obligations
   (Cost $10,102) ($ Thousands)                       10,235
                                                    --------

TIME DEPOSITS -- 1.1%
   Brown Brothers Harriman
        6.600%, 06/01/06          ZAR    169              25
        4.650%, 06/01/06          AUD     26              19
        4.360%, 06/01/06               6,259           6,259
        3.681%, 06/01/06          GBP     44              82
        3.550%, 06/01/06          HKD     42               6
        3.250%, 06/01/06          CAD     69              62
        2.060%, 06/01/06          SGD    665             422
        1.692%, 06/01/06          EUR    404             519
        1.600%, 06/01/06          DKK     21               4
        1.050%, 06/01/06          SEK    181              25
        0.000%, 06/01/06          CHF     64              53
   Societe Generale (C) (D)
        5.080%, 06/01/06               2,506           2,506
                                                    --------
Total Time Deposits
   (Cost $9,982) ($ Thousands)                         9,982
                                                    --------




--------------------------------------------------------------------------------
174           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                          Shares/Face Amount    Market Value
Description                    ($ Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
AUSTRALIA -- 0.0%
   News                                2,988        $     56
                                                    --------
BRAZIL -- 0.6%
   Braskem, Cl A                     152,500             920
   Cia Energetica de Minas
     Gerais                       45,390,000           1,741
   Petroleo Brasileiro                34,600             664
   Tam                                88,060           2,008
   Usinas Siderurgicas de Minas
     Gerais, Cl A                      9,600             312
                                                    --------
                                                       5,645
                                                    --------
GERMANY -- 0.1%
   Fresenius Medical Care              6,000             618
   Porsche                               285             277
   ProSiebenSat.1 Media*               8,900             231
   Volkswagen                          1,485              75
                                                    --------
                                                       1,201
                                                    --------
UNITED KINGDOM -- 0.1%
   Scottish Power, Cl B*             106,308             719
                                                    --------
Total Preferred Stock
   (Cost $6,314) ($ Thousands)                         7,621
                                                    --------

U.S. TREASURY OBLIGATIONS (E) -- 0.7%
   U.S. Treasury Bills
        4.706%, 07/20/06             $   400             398
        4.705%, 08/24/06 (A)           1,905           1,885
        4.650%, 06/22/06 (A)             250             249
        4.649%, 07/27/06                 450             447
   U.S. Treasury Inflationary Index
     Notes (J)
        3.875%, 04/15/29               2,528           3,157
                                                    --------
Total U.S. Treasury Obligations
   (Cost $6,148) ($ Thousands)                         6,136
                                                    --------

MASTER NOTE (C) -- 0.3%
   Bank of America
        5.133%, 06/01/06               3,133           3,133
                                                    --------
Total Master Note
   (Cost $3,133) ($ Thousands)                         3,133
                                                    --------

EQUITY-LINKED WARRANTS -- 0.3%
   HON HAI Precision Industry        378,500           2,434
                                                    --------
Total Equity-Linked Warrants
   (Cost $2,140) ($ Thousands)                         2,434
                                                    --------

--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description   ($ Thousands)/Shares/Contracts   ($ Thousands)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT (C) -- 0.1%
   U.S. Trust of New York
        5.121%, 03/13/07             $   501        $    501
                                                    --------
Total Certificate of Deposit
   (Cost $501) ($ Thousands)                             501
                                                    --------

EXCHANGE TRADED FUNDS -- 0.0%
   iShares MSCI EAFE Index Fund        5,100             334
   iUnits S&P/TSX 60 Index Fund        1,300              78
                                                    --------
Total Exchange Traded Funds
   (Cost $386) ($ Thousands)                             412
                                                    --------

CASH EQUIVALENT -- 0.0%
   SEI Daily Income Trust, Prime
     Obligations Fund,
     Cl A, 4.870%**++                147,845             148
                                                    --------
Total Cash Equivalent
   (Cost $148) ($ Thousands)                             148
                                                    --------

PURCHASED OPTION -- 0.0%
   120 Day Euro Futures Call,
     Expires 12/16/06,
     Strike Price $95*                   100              26
                                                    --------
Total Purchased Option
   (Cost $78) ($ Thousands)                               26
                                                    --------

                                   Number of
                                      Rights
                                   ---------
RIGHTS -- 0.0%
   Arkema, Expires 06/29/06*               1              --
                                                    --------
Total Rights
   (Cost $--) ($ Thousands)                               --
                                                    --------

REPURCHASE AGREEMENTS (C)(K) -- 1.7%
   Barclays Capital
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $3,358,184
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $69,560-$2,506,208, 0.000%-
     4.300%, 04/09/07-05/12/08;
     with total market value
     $3,424,920)                       3,358           3,358
   Deutsche Bank
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $4,142,073
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $23,070-$1,258,242, 0.000%-
     5.600%, 08/29/06-10/29/18;
     with total market value
     $4,224,348)                       4,141           4,141
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           175

SCHEDULE OF INVESTMENTS


World Equity Ex-US Fund (Concluded)

May 31, 2006
--------------------------------------------------------------------------------
                                 Face Amount    Market Value
Description          ($ Thousands)/Contracts   ($ Thousands)
--------------------------------------------------------------------------------
Lehman Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $7,569,101
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $877,047-$7,518,623, 8.125%-
     9.375%, 10/15/19-01/15/30;
     with total market value
     $7,719,418)                     $ 7,568        $  7,568
                                                    --------
Total Repurchase Agreements
   (Cost $15,067) ($ Thousands)                       15,067
                                                    --------
Total Investments -- 109.4%
   (Cost $908,202) ($ Thousands)                     994,071
                                                    --------

WRITTEN OPTION -- 0.0%
   120 Day Euro Futures Call,
     Expires 12/15/06,
     Strike Price $95*                  (100)            (20)
                                                   ---------
Total Written Option
   (Premium Received $(70)) ($ Thousands)                (20)
                                                   ---------


A summary of the open futures contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                   UNREALIZED
                                                  APPRECIATION
   TYPE OF          NUMBER OF     EXPIRATION     (DEPRECIATION)
   CONTRACT         CONTRACTS        DATE         ($ THOUSANDS)
--------------------------------------------------------------------------------
90-Day Euro$           (41)        Mar-2010          $    25
90-Day Euro$           (32)        Mar-2011               15
90-Day Euro$           (46)        Mar-2007               23
90-Day Euro$           (46)        Mar-2008               25
90-Day Euro$           (41)        Mar-2009               24
90-Day Euro$           (43)        Jun-2010               27
90-Day Euro$           (46)        Jun-2006               16
90-Day Euro$           (46)        Jun-2007               24
90-Day Euro$           (41)        Jun-2008               24
90-Day Euro$           (41)        Jun-2009               24
90-Day Euro$           (43)        Sep-2010               28
90-Day Euro$           (46)        Sep-2006               21
90-Day Euro$           (46)        Sep-2007               25
90-Day Euro$           (41)        Sep-2008               24
90-Day Euro$           (41)        Sep-2009               24
90-Day Euro$           (43)        Dec-2010               30
90-Day Euro$           (46)        Dec-2006               23
90-Day Euro$           (46)        Dec-2007               25
90-Day Euro$           (41)        Dec-2008               24
90-Day Euro$           (41)        Dec-2009               25
Amsterdam Index         41         Jun-2006              (70)
CAC 40 10 Euro         162         Jun-2006               41
DAX Index               55         Jun-2006             (432)
DJ Euro Stoxx          672         Jun-2006              154
FTSE 100 Index         418         Jun-2006           (1,142)
Hang Seng Index         17         Jun-2006               --
Ibex 35 Plus Index      26         Jun-2006              (90)
MSCI Singapore Index    20         Jun-2006              (25)
OMXS 30  Index         379         Jun-2006              204
S&P/MIB  Index          21         Jun-2006             (142)
S&P/TSE 60  Index      155         Jun-2006             (306)
SPI 200 Index          172         Jun-2006               47
Topix Index            351         Jun-2006             (697)
U.S. 2-Year Note        (1)        Jul-2006               --
U.S. 2-Year Note       (10)        Oct-2006                3
U.S. 5-Year Note       (94)        Jun-2006               83
U.S. 10-Year Note      (36)        Jun-2006               47
U.S. 10-Year Note      (18)        Sep-2006                6
U.S. Long Treasury Bond (3)        Jun-2006               13
                                                     -------
                                                     $(1,830)
                                                     =======


--------------------------------------------------------------------------------
176           SEI Institutional Investments Trust / Annual Report / May 31, 2006

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                     UNREALIZED
                 CURRENCY TO       CURRENCY TO      APPRECIATION
MATURITY           DELIVER           RECEIVE       (DEPRECIATION)
DATE             (THOUSANDS)       (THOUSANDS)      ($ THOUSANDS)
--------------------------------------------------------------------------------
6/22/06         USD      5,200   AUD       6,798       $ (80)
6/22/06         USD      7,632   CAD       8,548         138
6/22/06         USD      6,953   CHF       8,386         (35)
6/22/06         USD        799   DKK       4,635          --
6/22/06         USD     34,145   EUR      26,580          38
6/22/06         USD     25,795   GBP      13,642        (261)
6/22/06         USD      1,307   HKD      10,127          (1)
6/22/06         USD     25,606   JPY   2,824,339        (338)
6/22/06         USD        755   NOK       4,583           1
6/22/06         USD      3,007   SEK      21,887          32
6/22/06         USD        641   SGD       1,009          --
                                                       -----
                                                       $(506)
                                                       =====

A summary of the outstanding swap agreements held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                TOTAL RETURN SWAPS
--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                                                       NOTIONAL   APPRECIATION
                                          EXPIRATION    AMOUNT    (DEPRECIATION)
DESCRIPTION                                  DATE    (THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AAA 10Yr Index plus 15 basis
     points times the notional amount.
     Fund receives payment if the return
     on the spread appreciates over the
     payment period, and pays if the
     return on the spread depreciates
     over the payment period.
     (Counterparty: Bank of America)      07/31/06     25,000         $ (37)
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS AAA 10Yr Index times the
     notional amount. Fund receives
     payment if the return on the
     spread appreciates over the payment
     period, and pays if the return on
     the spread depreciates over the
     payment period.
     (Counterparty: Bank of America)      02/27/07     18,000           (26)
   Fund receives payment on the monthly
     reset spread from Banc of America --
     CMBS BBB Index plus 25 basis
     points times the notional amount.
     Fund receives payment if the return
     on the spread appreciates over the
     payment period, and pays if the
     return on the spread depreciates
     over the payment period.
     (Counterparty: Bank of America)      10/31/06      4,000            24
   Fund receives payment on the monthly
     reset spread from Lehman Brothers --
     CMBS AAA Index times the notional
     amount. Fund receives payment if
     the return on the spread appreciates
     over the payment period and pays
     if the return on the spread
     depreciates over the payment period.
     (Counterparty: Goldman Sachs)        09/01/06     17,000           (14)
   Fund receives payment on the monthly
     reset spread from Swiss Market Index --
     CHF 3M RTI Libor plus 32 basis
     points. Fund receives  payment if
     the return on the spread is
     appreciates over the payment period,
     and pays if the return on the
     spread depreciates over the payment
     period.
     (Counterparty: JPMorgan Chase)       01/24/07      9,619          (430)
                                                                      -----
                                                                      $(483)
                                                                      =====
--------------------------------------------------------------------------------
                               CREDIT DEFAULT SWAP
--------------------------------------------------------------------------------
   Fund receives monthly payment of 0.54%
     per annum times the notional amount
     of the ABX.HE.A Index. Upon a
     defined credit event, Fund pays
     the notional amount and takes
     receipt of the defined deliverable
     obligation.
     (Counterparty: JPMorgan Chase)      07/25/45      6,500          $  19
                                                                      =====


--------------------------------------------------------------------------------
Description
--------------------------------------------------------------------------------
Percentages are based on Net Assets of $908,582 ($ Thousands).
*Non-income producing security.
**Rate shown is the 7-day effective yield as of May 31, 2006.
+ Real Estate Investment Trusts.
++ Pursuant to an exemptive order issued by the Securities and Exchange
   Commission, the Fund may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the Fund's total assets.
(A) Security, or portion thereof, has been pledged as collateral on open futures contracts and written options.
(B) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $84,533 ($ Thousands).
(C) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2006 was $88,698 ($ Thousands).
(D) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2006.
(E) The rate reported is the effective yield at time of purchase.
(F) This security was sold within the terms of private placement memorandum, exempt from registration under Section 3A-4, 4(2), or 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." These securities have been determined to be liquid by guidelines established by the Board of Trustees.
(G) Step Bonds -- The rate reflected on the Schedule of Investments is the rate in effect as of May 31, 2006. The coupon on a step bond changes on a specified date.
(H) Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(I) Security, or portion of this security, has been pledged as collateral on open swap contracts. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(J) Security, or a portion of this security, has been pledged as collateral on reverse repurchase agreements.
(K) Tri-Party Repurchase Agreement.
ADR -- American Depositary Receipt
AUD -- Australian Dollar
CAD -- Canadian Dollar
CDO -- Collateralized Debt Obligation
CHF -- Swiss Franc
Cl -- Class
CMBS -- Commercial Mortgage-Backed Securities
CMO -- Collateralized Mortgage Obligation
DKK -- Danish Krone
DN -- Discount Note
EUR -- Euro
EXL -- Extendable Maturity
FDR -- Fiduciary Depositary Receipt
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GBP -- British Pound
Sterling GDR -- Global Depositary Receipt
GNMA -- Government National Mortgage Association
HKD -- Hong Kong Dollar
IO -- Interest Only
JPY -- Japanese Yen
LIBOR -- London Interbank Offered Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
NIM -- Net Interest Margin
NOK -- Norwegian Krone
NVDR -- Non-Voting Depositary Receipt
SEK -- Swedish Krona
Ser -- Series
SGD -- Singapore Dollar
STRIPS -- Separately Traded Registered Interest and Principal Securities
TBA -- To Be Announced
USD -- United States Dollar
ZAR -- South African Rand
Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           177

SCHEDULE OF INVESTMENTS


Emerging Markets Debt Fund

May 31, 2006
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS (UNAUDITED)++:

79.0% Government
10.2% Financials
 7.5% Short-Term Investments
 2.1% Industrials
 0.6% Asset-Backed Securities
 0.3% Energy
 0.2% Telecommunication Services
 0.1% Warrants
 0.0% Certificate of Deposit
 0.0% Oil Linked Payment Obligation
++Percentages based on total investments. Includes investments held as collateral for securities on loan (see Note 9).

--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------

GLOBAL BONDS -- 86.6%
ARGENTINA -- 6.5%
   Republic of Argentina
        8.280%, 12/31/33               4,530       $   4,204
   Republic of Argentina (B)
        8.308%, 12/15/35              15,200           1,380
        4.889%, 08/03/12 (I)          12,230          10,029
   Republic of Argentina (B)
       10.155%, 12/15/35          EUR  1,325             152
   Republic of Argentina (H)
        1.330%, 12/31/38              16,640           5,782
   Republic of Argentina
       10.250%, 01/26/07 (I)      EUR    850             330
        9.000%, 06/20/03(I)       EUR  3,000           1,098
        9.000%, 11/19/08(I)       EUR  1,000             185
        9.000%, 05/29/09          EUR  1,375             506
        8.500%, 07/01/04 (I)      EUR  4,300           1,553
        8.125%, 04/21/08          EUR  3,000           1,114
   Republic of Argentina MTN,
     Ser E
       10.000%, 01/07/05 (I)      EUR  1,650             628
        9.250%, 07/20/04 (I)      EUR  2,100             840
        8.750%, 02/04/49          EUR  5,000           1,863
        8.000%, 10/30/09 (I)      EUR  2,000             370
        7.000%, 03/18/49          EUR  2,300             863
                                                   ---------
                                                      30,897
                                                   ---------
BRAZIL -- 14.2%
   Federal Republic of Brazil
       12.500%, 01/05/16          BRL 10,300           4,183
       11.000%, 08/17/40              19,915          24,276
       10.125%, 05/15/27               2,000           2,400
        8.750%, 02/04/25              16,550          17,626
        7.125%, 01/20/37               2,980           2,700
   Federal Republic of Brazil (C)
        8.000%, 01/15/18              15,215          15,862
        7.875%, 03/07/15               1,240           1,278
                                                   ---------
                                                      68,325
                                                   ---------

--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
BULGARIA -- 0.4%
   Republic of Bulgaria Registered
        8.250%, 01/15/15               1,570       $   1,794
                                                   ---------
CAYMAN ISLANDS -- 0.9%
   Vale Overseas
        6.250%, 01/11/16               4,525           4,344
                                                   ---------
CHILE -- 0.9%
   Codelco
        5.500%, 10/15/13                 575             558
   Republic of Chile
        5.500%, 01/15/13               1,975           1,936
   Republic of Chile (C)
        7.125%, 01/11/12               1,800           1,904
                                                   ---------
                                                       4,398
                                                   ---------
CHINA -- 0.2%
   People's Republic of China (C)
        4.750%, 10/29/13               1,200           1,138
                                                   ---------
COLOMBIA -- 4.8%
   Republic of Colombia
       11.750%, 03/01/10       COP 2,030,000             876
       11.750%, 02/25/20               4,705           6,340
       10.000%, 01/23/12                 875           1,002
        8.125%, 05/21/24               7,130           7,493
   Republic of Colombia (C)
       10.750%, 01/15/13               3,995           4,794
       10.375%, 01/28/33               1,850           2,419
                                                   ---------
                                                      22,924
                                                   ---------
ECUADOR -- 1.4%
   Republic of Ecuador Registered
        9.375%, 12/15/15                 375             383
        9.000%, 08/15/30               6,400           6,303
                                                   ---------
                                                       6,686
                                                   ---------
EL SALVADOR -- 1.4%
   Republic of El Salvador
        8.250%, 04/10/32                 420             443
        7.750%, 01/24/23               3,115           3,294
        7.650%, 06/15/35               2,815           2,773
                                                   ---------
                                                       6,510
                                                   ---------
INDONESIA -- 1.3%
   Republic of Indonesia
        8.500%, 10/12/35                 630             682
        7.500%, 01/15/16                 550             568
   Republic of Indonesia (A)
        8.500%, 10/12/35               1,000           1,081
        7.500%, 01/15/16               2,200           2,261
        7.250%, 04/20/15               1,350           1,371
                                                   ---------
                                                       5,963
                                                   ---------


--------------------------------------------------------------------------------
178           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
LUXEMBOURG -- 0.3%
   Gaz Capital for Gazprom Registered
        8.625%, 04/28/34               1,200       $   1,407
                                                   ---------
MALAYSIA -- 1.3%
   Government of Malaysia
        7.500%, 07/15/11               5,050           5,410
   Petronas Capital
        7.875%, 05/22/22                 875           1,009
                                                   ---------
                                                       6,419
                                                   ---------
MEXICO -- 10.4%
   Mexican Bonos
        9.000%, 12/24/09         MXP  52,500           4,728
   Pemex Project Funding
     Master Trust (A)
        9.500%, 09/15/27               1,800           2,174
   Telefonos de Mexico
        8.750%, 01/31/16         MXP  10,000             817
   United Mexican States
        8.125%, 12/30/19               2,825           3,168
        6.625%, 03/03/15                 102             103
   United Mexican States (C)
        5.625%, 01/15/17               9,500           8,835
   United Mexican States MTN
        8.300%, 08/15/31              11,925          13,535
        6.375%, 01/16/13              11,067          11,067
   United Mexican States MTN,
     Ser A (C)
        5.875%, 01/15/14               5,739           5,561
                                                   ---------
                                                      49,988
                                                   ---------
NETHERLANDS -- 0.1%
   Kazkommerts International (A)
        7.875%, 04/07/14                 265             266
                                                   ---------
NIGERIA -- 0.2%
   TuranAlem Finance
        8.000%, 03/24/14                 450             446
   TuranAlem Finance (A)
        7.875%, 06/02/10                 400             406
                                                   ---------
                                                         852
                                                   ---------
PAKISTAN -- 0.2%
   Republic of Pakistan (A)
        7.125%, 03/31/16               1,150           1,101
                                                   ---------
PANAMA -- 1.1%
   Republic of Panama
        9.625%, 02/08/11               1,800           2,025
        8.875%, 09/30/27               1,125           1,313
        7.250%, 03/15/15               1,200           1,239
        6.700%, 01/26/36                 615             582
   Republic of Panama, Ser 20YR (B)
        5.563%, 07/17/16                 258             255
                                                   ---------
                                                       5,414
                                                   ---------
--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
PERU -- 2.6%
   Republic of Peru
        9.875%, 02/06/15                 405       $     475
   Republic of Peru (C)
        7.350%, 07/21/25               6,660           6,487
   Republic of Peru FLIRB,
     Ser 20YR (B)
        5.000%, 09/07/06               5,893           5,635
                                                   ---------
                                                      12,597
                                                   ---------
PHILIPPINES -- 5.7%
   Republic of Philippines
       10.625%, 03/16/25 (C)           6,600           8,250
        9.500%, 02/02/30 (C)          14,175          16,337
        8.875%, 03/17/15                 975           1,082
        8.250%, 01/15/14 (C)           1,350           1,438
        7.750%, 01/14/31                 400             390
                                                   ---------
                                                      27,497
                                                   ---------
POLAND -- 0.5%
   Government of Poland
        5.250%, 01/15/14               2,475           2,410
                                                   ---------
RUSSIA -- 12.7%
   Russian Federation Registered
       12.750%, 06/24/28               4,450           7,571
        8.625%, 05/05/11                 930             918
        6.330%, 03/31/30 (H)          46,930          50,206
   Russian Ministry of Finance
        3.000%, 05/14/11               2,600           2,262
                                                   ---------
                                                      60,957
                                                   ---------
SOUTH AFRICA -- 0.7%
   Republic of South Africa
        6.500%, 06/02/14               3,265           3,343
                                                   ---------
THAILAND -- 0.5%
   Bangkok Land (I)
        3.125%, 03/31/01          CHF  5,300           2,356
                                                   ---------
TUNISIA -- 0.5%
   Banque Centrale de Tunisie
        7.375%, 04/25/12               2,285           2,428
                                                   ---------
TURKEY -- 6.9%
   Republic of Turkey
       11.875%, 01/15/30               5,105           7,249
        9.500%, 01/15/14                 175             198
        8.000%, 02/14/34               5,125           5,080
        7.375%, 02/05/25               2,825           2,732
        7.250%, 03/15/15               8,000           7,940
        7.000%, 06/05/20               2,350           2,250
        6.875%, 03/17/36               8,795           7,696
                                                   ---------
                                                      33,145
                                                   ---------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           179

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
UKRAINE -- 0.4%
   Government of Ukraine
     Registered (C)
        7.650%, 06/11/13               1,850       $   1,869
                                                   ---------
URUGUAY -- 2.2%
   Republic of Uruguay
        9.250%, 05/17/17               2,250           2,464
        8.000%, 11/18/22                 950             940
        7.500%, 03/15/15               4,800           4,752
   Republic of Uruguay PIK
        7.875%, 01/15/33               2,660           2,554
                                                   ---------
                                                      10,710
                                                   ---------
VENEZUELA -- 8.3%
   Government of Venezuela
       10.750%, 09/19/13               8,050           9,660
        9.375%, 01/13/34               1,050           1,252
        9.250%, 09/15/27              18,435          22,048
        8.500%, 10/08/14               4,985           5,347
        7.650%, 04/21/25                 675             686
   Government of Venezuela
     Registered (C)
        5.375%, 08/07/10                 875             831
                                                   ---------
                                                      39,824
                                                   ---------
Total Global Bonds
   (Cost $432,169) ($ Thousands)                     415,562
                                                   ---------
CORPORATE OBLIGATIONS (D) -- 3.8%
FINANCIALS -- 3.8%
   Allstate Life Global Funding II
     MTN (A) (B)
        5.101%, 06/15/07                 270             270
   American General Finance (A) (B)
        5.111%, 06/15/07                 850             850
   American General Finance MTN,
     Ser F
        5.875%, 07/14/06                  59              60
   Bear Stearns EXL (B)
        5.091%, 06/15/07               1,043           1,043
   Caterpillar Financial Services
     MTN, Ser F (B)
        5.148%, 07/10/06                 293             293
   Countrywide Financial Services
        MTN, Ser A (B)
        5.210%, 11/03/06                 615             615
        4.960%, 09/13/06               1,084           1,084
   Dekabank (A) (B)
        5.108%, 05/18/07               1,084           1,084
   Glitnir Bank (A) (B)
        5.180%, 04/06/07                 879             879
   Irish Life & Permanent
     MTN, Ser X (A) (B)
        5.109%, 06/21/07                 779             779


--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Islandsbanki (A) (B)
        5.131%, 03/22/07                 498       $     498
   Jackson National Life Funding
     (A) (B)
        5.080%, 05/02/07               1,289           1,289
   Kaupthing Bank MTN (A) (B)
        5.141%, 03/20/07               1,465           1,465
   Landsbanki Islands (A) (B)
        5.161%, 03/16/07               1,113           1,113
   Morgan Stanley EXL (B)
        5.190%, 07/03/07                 205             205
   Morgan Stanley EXL, Ser S (B)
        5.150%, 07/03/07                 293             293
   Natexis Banques (A) (B)
        5.060%, 06/15/07                 571             571
   Nationwide Building Society
     (A) (B)
        5.160%, 04/05/07                 586             586
        5.020%, 04/27/07                 322             322
   Nordbank (A) (B)
        5.080%, 06/22/07                 996             996
   Northern Rock (A) (B)
        5.170%, 05/03/07                 604             604
   Pacific Life Global Funding
     (A) (B)
        5.101%, 06/13/07                 439             439
   Premium Asset Trust,
     Ser 2004-06 (A) (B)
        5.190%, 06/30/06                 557             557
   Premium Asset Trust,
     Ser 2004-10 (A) (B)
        5.120%, 05/14/07                 820             820
   SLM EXL, Ser S (A) (B)
        5.081%, 06/15/07                 645             645
   Sigma Finance MTN (A)
        4.745%, 11/09/06                 316             316
   Skandinav Enskilda Bank (A) (B)
        5.077%, 05/18/07                 645             645
                                                   ---------
Total Corporate Obligations
     (Cost $18,321) ($ Thousands)                     18,321
                                                   ---------

DEPOSITWITH COUNTERPARTY AS COLLATERAL
FOR SWAP CONTRACTS (G) -- 3.5%
   Loan to Citibank as Collateral
     for Swap Contracts Outstanding  400,000             400
   Loan to Citibank as Collateral
     for Swap Contracts
     Outstanding                   1,310,000           1,310
   Loan to Deutsch Bank as
     Collateral for Swap
     Contracts Outstanding         6,650,000           6,650
   Loan to JP Morgan as Collateral
     for Swap Contracts Outstanding   62,000              62
   Loan to JPMorgan Chase as
     Collateral for Swap Contracts
     Outstanding                   2,930,000           2,930
   Loan to JPMorgan Chase as
     Collateral for Swap Contracts
     Outstanding                   1,047,000           1,047
   Loan to Merrill Lynch as
     Collateral for Swap Contracts
     Outstanding                     243,000             243


--------------------------------------------------------------------------------
180           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------
                       Shares/Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Loan to Standard Bank as
     Collateral for Swap Contracts
     Outstanding                     103,000       $     103
   Loan to Standard Bank as
     Collateral for Swap Contracts
     Outstanding                   1,969,000           1,969
   Loan to Standard Bank as
     Collateral for Swap Contracts
     Outstanding                   1,166,000           1,166
   Loan to Standard Bank as
     Collateral for Swap Contracts
     Outstanding                     806,000             806
                                                   ---------
Total Deposit with Counterparty as Collateral
for Swap Contracts
     (Cost $16,686) ($ Thousands)                     16,686
                                                   ---------

COMMERCIAL PAPER (D) (E) -- 2.1%
   Brahms Funding
        5.051%, 06/01/06                 586             584
   Broadhollow Funding
        5.081%, 06/09/06                 146             146
        5.079%, 06/26/06                 352             350
        5.073%, 06/19/06                 498             496
        5.062%, 06/05/06                 293             292
   Buckingham CDO
        5.092%, 06/23/06                 293             292
        5.087%, 06/08/06                 586             584
   Elysian Funding LLC
        5.170%, 07/10/06                 586             581
        5.134%, 06/30/06                 293             290
        5.123%, 06/05/06                 293             292
   Hardwood Street Funding II
        5.074%, 06/13/06                  51              51
   KKR Pacific Funding Trust
        5.082%, 06/22/06                 586             583
        5.082%, 06/23/06                 293             292
        5.081%, 06/07/06                 586             583
   Main Street Warehouse Funding
        5.090%, 06/16/06                 352             350
        5.079%, 06/05/06                 293             292
        5.078%, 06/02/06                  53              53
   Ocala Funding LLC
        5.112%, 06/30/06                  88              87
        5.092%, 06/09/06                 927             923
   Park Granada LLC
        5.045%, 06/29/06                 293             290
   Rams Funding
        5.094%, 06/14/06                 683             680
        5.091%, 06/21/06                 586             584
   Rhineland Funding Capital
        5.026%, 06/26/06                 586             579
   Thornburg Mortgage Capital Resource
        5.092%, 06/19/06                 410             408
        5.092%, 06/23/06                 190             189


--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
   Transamerica Securities
     5.100%, 06/28/06                    236       $     235
                                                   ---------
Total Commercial Paper
   (Cost $10,086) ($ Thousands)                       10,086
                                                   ---------

ASSET-BACKED SECURITIES (D) -- 0.7%
MORTGAGE RELATED SECURITIES -- 0.7%
   Cheyne High Grade, Ser 2004-1A,
     Cl AM1
        5.180%, 11/10/06                 293             293
   Commodore, Ser 2003-2A, Cl A1MM
        4.970%, 12/12/38                 270             270
   Duke Funding, Ser 2004-6B, Cl A1S1
        5.093%, 04/08/39                 439             439
   Newcastle CDO Limited,
     Ser 2005-6A, Cl IM1
        5.142%, 04/24/07                 117             117
   Park Place Securities NIM Trust,
     Ser 2004-MM1, Cl AM6
        5.111%, 02/25/35                 358             358
   RMAC, Ser 2004-NS3A, Cl A1
        5.080%, 03/12/25                 105             105
   Saturn Ventures II
        5.129%, 08/07/06                 547             547
   TIAA Real Estate, Ser 2003-1A,
     Cl A1
        5.030%, 12/28/18                 378             378
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMMD
        4.930%, 06/15/06                 147             147
   Whitehawk CDO Funding,
     Ser 2004-1A, Cl AMME
        4.930%, 09/15/06                  88              88
   Witherspoon CDO Funding
        5.091%, 09/15/06                 410             410
                                                   ---------
Total Asset-Backed Securities
   (Cost $3,152) ($ Thousands)                         3,152
                                                   ---------

MASTER NOTE (D) -- 0.3%
   Bank of America
        5.133%, 06/01/06               1,465           1,465
                                                   ---------
Total Master Note
   (Cost $1,465) ($ Thousands)                         1,465
                                                   ---------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           181

SCHEDULE OF INVESTMENTS

May 31, 2006
--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
TIME DEPOSITS -- 6.4%
   Brown Brothers Harriman
        4.360%, 06/01/06              29,434       $  29,434
   Societe Generale (D)
        5.080%, 06/01/06               1,172           1,172
                                                   ---------
Total Time Deposits
   (Cost $30,606) ($ Thousands)                       30,606
                                                   ---------

                                   Number of
                                    Warrants
                                   ---------
WARRANTS -- 0.1%
MEXICO -- 0.1%
   United Mexican States,
     Expires 09/01/06*                 5,900             383
                                                   ---------
Total Warrants
   (Cost $472) ($ Thousands)                             383
                                                   ---------

LOAN PARTICIPATIONS -- 0.0%
NIGERIA -- 0.0%
   PPMC GTEE Note
        4.500%, 09/22/06                 260             260
                                                   ---------
Total Loan Participations
   (Cost $260) ($ Thousands)                             260
                                                   ---------

CERTIFICATE OF DEPOSIT (D) -- 0.0%
   U.S. Trust of New York
        5.121%, 03/13/07                 234             234
                                                   ---------
Total Certificate of Deposit
   (Cost $234) ($ Thousands)                             234
                                                   ---------

OIL-LINKED PAYMENT OBLIGATION -- 0.0%
VENEZUELA -- 0.0%
   Government of Venezuela Par,
     Expires 04/15/20*                     3             114
                                                   ---------
Total Oil-Linked Payment Obligation
   (Cost $103) ($ Thousands)                             114
                                                   ---------



--------------------------------------------------------------------------------
                              Face Amount(1)    Market Value
Description                      (Thousands)   ($ Thousands)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (D)(F) -- 1.5%
   Barclays Capital
     5.010%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $1,570,300
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $32,526-$1,171,912, 0.000%-
     4.300%, 04/09/07-05/12/08;
     with total market value
     $1,601,506)                       1,570       $   1,570
   Deutsche Bank
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $1,936,849
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $10,787-$588,359, 0.000%-
     5.600%, 08/29/06-10/29/18;
     with total market value
     $1,975,321)                       1,937           1,937
   Lehman Brothers
     5.020%, dated 05/31/06, to be
     repurchased on 06/01/06,
     repurchase price $3,539,341
     (collateralized by U.S. Government
     Obligations, ranging in par value
     $410,111-$3,515,737, 8.125%-
     9.375%, 10/15/19-01/15/30;
     with total market value
     $3,609,630)                       3,539           3,539
                                                   ---------
Total Repurchase Agreements
   (Cost $7,046) ($ Thousands)                         7,046
                                                   ---------
Total Investments -- 105.0%
   (Cost $520,600) ($ Thousands)                   $ 503,915
                                                   =========




--------------------------------------------------------------------------------
182           SEI Institutional Investments Trust / Annual Report / May 31, 2006

A summary of the outstanding forward foreign currency contracts held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                                    UNREALIZED
                  CURRENCY TO      CURRENCY TO     APPRECIATION
MATURITY            DELIVER          RECEIVE      (DEPRECIATION)
DATE              (THOUSANDS)      (THOUSANDS)     ($ THOUSANDS)
--------------------------------------------------------------------------------
6/2/06          BRL      8,806   USD       3,976      $ 153
7/5/06          BRL      2,849   USD       1,230          4
6/2/06          USD      3,722   BRL       8,806        102
6/16/06         PLZ     17,083   USD       5,703        125
6/16/06         USD      7,755   PLZ      24,746        325
6/8/06          TRL     12,293   USD       8,384        571
6/8/06          USD     10,728   TRL      15,443       (915)
8/8/06          USD        300   NGN      39,501          7
8/16/06         USD      4,700   RUB     134,119        280
1/25/07         USD      1,600   RUB      45,312         83
8/2/06          ZAR     16,090   USD       2,651        255
8/2/06          USD      2,600   ZAR      16,090       (204)
7/25/06         USD      1,500   ZAR       9,362       (105)
6/19/06         USD      1,100   ZAR       7,037        (50)
                                                      -----
                                                      $ 631
                                                      =====

A summary of the outstanding swap agreements held by the Fund at May 31, 2006, is as follows (see Note 2 in Notes to Financial Statements):
--------------------------------------------------------------------------------
                                TOTAL RETURN SWAPS
--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                                                       NOTIONAL   APPRECIATION
                                          EXPIRATION    AMOUNT    (DEPRECIATION)
DESCRIPTION                                  DATE    (THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives payment at maturity on
     the Brazilian CDI Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: Merrill Lynch)        08/15/10   $    400          $ (6)
   Fund receives payment at maturity on
     the Brazilian CDI Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: JP Morgan Chase)      05/15/11      1,577           (73)
   Fund receives payment at maturity on
     the Brazilian CDI Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: JP Morgan Chase)      08/15/10      4,450           (38)
   Fund receives payment at maturity on
     the Nigerian NGN Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: Citigroup)            02/02/07     28,621             8
   Fund receives payment at maturity on
     the Nigerian NGN Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: Standard
     Charter Bank)                        05/04/07    162,942             7
   Fund receives payment at maturity on
     the Nigerian NGN Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: Citigroup)            01/30/09     25,471            12
   Fund receives payment at maturity on
     the Nigerian NGN Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: Standard
     Charter Bank)                        05/15/07    113,696            14
--------------------------------------------------------------------------------
                                                                  NET UNREALIZED
                                                       NOTIONAL   APPRECIATION
                                          EXPIRATION    AMOUNT    (DEPRECIATION)
DESCRIPTION                                  DATE    (THOUSANDS)  ($ THOUSANDS)
--------------------------------------------------------------------------------
   Fund receives payment at maturity on
     the Nigerian NGN Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: Standard
     Charter Bank)                        02/06/07     14,760          $  5
   Fund receives payment at maturity on
     the Nigerian NGN Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: Standard
     Charter Bank)                        04/08/07    277,075            38
   Fund receives payment at maturity on
     the Nigerian NGN Index times the
     notional amount. Fund receives
     payment if the return on the spread
     appreciates over the payment period,
     and pays if the return on the spread
     depreciates over the payment period.
     (Counterparty: Citigroup)            05/08/07    182,003            (7)
   Fund receives payment at maturity on
     16.75% of the Nigerian Treasury
     Bond NGN times the notional amount.
    Fund receives payment if the return
     on the spread appreciates over the
     payment period, and pays if the
     return on the spread depreciates
     over the payment period.
     (Counterparty: Standard
     Charter Bank)                        12/16/08     14,910           129
                                                                       ----
                                                                       $ 89
                                                                       ====
--------------------------------------------------------------------------------
                               CREDIT DEFAULT SWAP
--------------------------------------------------------------------------------
   Fund receives payment at maturity on
     a 6 month LIBOR + 71 basis points
     times the notional amount. Upon a
     defined credit event, Fund pays
     the notional amount and takes
     receipt of the defined deliverable
     obligation.
     (Counterparty: Deutsche Bank)       01/20/16       6,650          $ 14
                                                                       ====
--------------------------------------------------------------------------------
                               INTEREST RATE SWAPS
--------------------------------------------------------------------------------
   Fund receives fixed rate of 15.11%
     at maturity and pays floating rate
     at maturity on the Brazilian CDI
     Index times the notional amount.
     (Counterparty: Deutsche Bank)        01/02/08      2,800          $(12)
   Fund receives fixed rate of 15.22%
     at maturity and pays floating rate
     at maturity on the Brazilian CDI
     Index times the notional amount.
     (Counterparty: JPMorgan Chase)       01/02/08      3,514           (26)
                                                                       ----
                                                                       $(38)
                                                                       ====
Percentages are based on Net Assets of $479,808 ($ Thousands).
*Non-Income Producing Security.
(1) In U.S. dollars unless otherwise indicated.
(A) This security was sold with terms of a private placement memorandum, exempt from registration under Section 3A-4, 4 (2), or 144A of the Securities Act 1933, as amended, and may be sold only to dealers in that program or other "accredited investors."These securities have been determined to be liquid by guidelines established by the Board of Trustees.
(B) Variable Rate Security -- The rate reported on the Schedule of Investments is the rate in effect as of May 31, 2006.
(C) This security or a partial position of this security is on loan at May 31, 2006 (see Note 9). The total value of securities on loan at May 31, 2006 was $38,840 ($ Thousands).
(D) This security was purchased with cash collateral held from securities on loan (see Note 9). The total value of such securities as of May 31, 2006 was $41,476 ($ Thousands).
(E) The rate reported is the effective yield at time of purchase.
(F) Tri-Party Repurchase Agreement.
(G) Cash on loan to swap counterparty as collateral for outstanding swap contracts.
(H) Step Bonds -- The rate reflected on the Schedule of Investments is the rate in effect as of May 31, 2006. The coupon on a step bond changes on a specified date.
(I) Security in default on interest payments.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           183

SCHEDULE OF INVESTMENTS


Emerging Markets Debt Fund (Concluded)

May 31, 2006
--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------
BRL -- Brazilian Real
CDO -- Collateralized Debt Obligation
CHF -- Swiss Franc
Cl -- Class
COP -- Columbian Peso
EUR -- Euro
EXL -- Extendable Maturity
FLIRB -- Front Loaded Interest Reduction Bond
LIBOR -- London Interbank Offered Rate
LLC -- Limited Liability Company
MTN -- Medium Term Note
MXP -- Mexican Peso
NGN -- Nigerian Naira
NIM -- Net Interest Margin
PIK -- Payment-in-Kind
PLZ -- Polish Zolty
RUB -- Russian Federation Rouble
Ser -- Series
TRL-- Turkish Lira
USD -- United States Dollar
ZAR -- South African Rand


The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
184           SEI Institutional Investments Trust / Annual Report / May 31, 2006

Statements of Assets and Liabilities ($ Thousands)




May 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                            CORE FIXED          EXTENDED      WORLD EQUITY         EMERGING
                                                                INCOME          DURATION             EX-US     MARKETS DEBT
                                                                  FUND              FUND             FUND              FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $6,118,280, $258,201,
     $892,987 and $513,554, respectively)(1)                $6,038,063          $256,255          $978,856         $496,869
   Repurchase agreements (Cost $549,159, $0, $15,067
     and $7,046, respectively)                                 549,159                --           15,067             7,046
   Affiliated investments, at value (Cost $56,111,
     $6,640, $148, and $0, respectively)                        56,111             6,640               148               --
   Cash                                                         13,646               463             5,041           30,793
   Foreign currency, at value (Cost $71, $0, $5,420
     and $364, respectively)                                        76                --             5,392              303
   Receivable for investment securities sold                   801,000            21,819            17,423            2,405
   Receivable for capital shares sold                           36,900                --            96,565           20,437
   Receivable for swap contracts                                    --                --                43              227
   Unrealized gain on forward foreign currency contracts            --                --               209            1,905
   Unrealized gain on foreign spot currency contracts               --                --                 4               57
   Dividends and interest receivable                            32,439             3,008             3,715            7,833
   Deposits with brokers for foreign currency contracts             --                --                --              350
   Receivable for variation margin                                  --                --               784               --
   Prepaid expenses                                                 33                 1                 2               --
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                              7,527,427           288,186         1,123,249          568,225
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable upon return of securities on loan                 1,132,376                --            88,698           41,476
   Payable for investment securities purchased               1,702,732            29,586            93,233           44,138
   Income distribution payable                                     657                --                --               --
   Payable for capital shares redeemed                          42,930             1,858             2,925            1,086
   Written options, at fair value (premiums received
     $(471), $(0), $(70) and $(0), respectively)                   399                --                20               --
   Payable for swap contracts                                      130            33,767               506              162
   Reverse repurchase agreements                                    --                --            28,006               --
   Unrealized loss on forward foreign currency contracts           295                --               715            1,274
   Unrealized loss on foreign spot currency contracts               --                --                 4               --
   Payable for variation margin                                    755                --                --               --
   Investment advisory fees payable                                474               27                245              224
   Trustees' fees payable                                           15                1                  2                1
   Other payables                                                   15                --                --               --
   Accumulated foreign capital gains tax on
     appreciated securities                                         --                --               109               --
   Accrued expenses                                                246                24               204               56
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                         2,881,024            65,263           214,667           88,417
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets                                               $4,646,403          $222,923          $908,582         $479,808
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Paid in Capital
     (unlimited authorization -- no par value)              $4,807,199          $263,192          $764,676         $488,630
   Undistributed (Distributions in excess of)
     net investment income                                          46            (1,598)           15,577            4,454
   Accumulated net realized gain (loss) on
     investments, futures contracts, options,
     foreign currency contracts and swap contracts             (75,302)           (4,566)           45,308            2,858
   Net unrealized appreciation (depreciation)
     on investments and written options                        (80,145)           (1,946)           85,919          (16,685)
   Net unrealized depreciation on futures contracts             (4,785)               --            (1,830)              --
   Net unrealized appreciation (depreciation) on forward
     foreign currency contracts, foreign currencies and
     translation of other assets and liabilities
     denominated in foreign currencies                            (480)               --              (495)             486
   Net unrealized appreciation (depreciation) on swap
     contracts                                                    (130)          (32,159)             (464)              65
   Accumulated foreign capital gains tax on appreciated
     securities                                                     --                --              (109)              --
------------------------------------------------------------------------------------------------------------------------------------
   Net Assets -- 100.0%                                     $4,646,403          $222,923          $908,582         $479,808
------------------------------------------------------------------------------------------------------------------------------------
   Net Asset Value, Offering and Redemption
     Price Per Share -- Class A
     ($4,646,403,134 / 471,993,193 shares),
     ($222,922,841 / 25,166,402 shares),
     ($908,582,498  / 69,937,094 shares)
     and ($479,808,244 / 48,144,830 shares),
     respectively                                                $9.84             $8.86            $12.99            $9.97
------------------------------------------------------------------------------------------------------------------------------------

(1) Included in "Investments, at value" is the market value of securities on loan in the amounts of $1,088,210, $84,533 and $38,840 for the Core Fixed Income, World Equity Ex-US and Emerging Markets Debt Funds, respectively.
Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           185

Statements of Operations ($ Thousands)


For the year or period ended May 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                                       LARGE CAP         LARGE CAP
                                                                     DISCIPLINED       DIVERSIFIED     LARGE CAP
                                                       LARGE CAP          EQUITY             ALPHA         INDEX       SMALL CAP
                                                            FUND            FUND           FUND(2)          FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                            $ 19,105        $ 66,689           $   480       $ 6,280        $ 14,527
   Dividends from Affiliated Investments(1)                  826           7,981               185           233           1,435
   Interest                                                  122          25,536               101            37             155
   Security Lending Income -- Net                            156             372                --            55           1,598
   Less: Foreign Taxes Withheld                              (16)             --                --            --             (57)
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                20,193         100,578               766         6,605          17,658
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                4,689          17,240               142           584          11,875
   Administration Fees                                       586           2,155                18           172             913
   Trustees' Fees                                             21              55                 1             5              24
   Shareholder Service Fees*                                  --              --                --            --              --
   Custodian/Wire Agent Fees                                 140             326                 7            28             165
   Professional Fees                                          54             158                 2            13              68
   Printing Fees                                              30              95                 1             8              41
   Proxy Expenses                                             19              31                13             3              16
   Registration Fees                                           2             114                10             3              16
   Dividend Expense                                           --              --                41            --              --
   Interest Expense on Reverse Repurchase Agreements          --              --                --            --              --
   Other Expenses                                             32              79                 2            13              40
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                          5,573          20,253               237           829          13,158
------------------------------------------------------------------------------------------------------------------------------------
   Less:
     Waiver of Investment Advisory Fees                   (1,920)         (7,566)              (57)         (383)         (2,345)
     Waiver of Administration Fees                          (586)         (2,155)              (18)         (172)           (913)
     Fees Paid Indirectly(1)                                (138)             --                --            --            (321)
     Payment by Affiliate(1)                                  --            (314)               --            --              --
------------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                            2,929          10,218               162           274           9,579
------------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                  17,264          90,360               604         6,331           8,079
------------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                         180,278(5)      178,307               241         3,575         246,092(6)
     Securities Sold Short                                    --              --                23            --              --
     Futures Contracts                                       819          83,887               563           489           6,011
     Written Options                                          --              --                --            --              --
     Swap Contracts                                           --           3,344                28            --              --
     Foreign Currency Transactions                            --          (1,945)               --            --              (7)
   Net Change in Unrealized Appreciation
     (Depreciation) on:
     Investments                                         (59,011)         48,968            (2,571)       18,999          46,449
     Affiliated Investments                                   --              --                --            16              --
     Securities Sold Short                                    --              --               688            --              --
     Futures Contracts                                       (84)        (30,702)             (564)         (205)            459
     Written Options                                          --             420                --            --              --
     Swap Contracts                                           --             112               (10)           --              --
     Foreign Capital Gains Tax                                --              --                --            --              --
     Foreign Currency Transactions                            --             (53)               --            --              --
------------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                          $139,266        $372,698           $  (998)      $29,205        $307,083
------------------------------------------------------------------------------------------------------------------------------------

 * Fees are incurred at the Class T level only. Class T Shares were closed on January 24, 2006 (see Note 1).
(1) See Note 3 in the Notes to the Financial Statements.
(2) The Large Cap Diversified Alpha Fund commenced operations on
    February 28, 2006.
(3) The High Yield Bond Fund commenced operations on December 5, 2005.
(4) The Emerging Markets Debt Fund commenced operations on December 5, 2005.
(5) Includes realized gain of $49,349 ($Thousands) due to in-kind redemptions (see Note 8).
(6) Includes realized gain of $4,232 ($Thousands) due to in-kind redemptions (see Note 8).
Amounts designated as "--" are zero or have been rounded to zero.
The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
186           SEI Institutional Investments Trust / Annual Report / May 31, 2006

Statements of Operations ($ Thousands)


For the year or period ended May 31, 2006

----------------------------------------------------------------------------------------------------------------------------------
                                                       SMALL/MID            CORE
                                                             CAP           FIXED            LONG        EXTENDED      HIGH YIELD
                                                          EQUITY          INCOME        DURATION        DURATION            BOND
                                                            FUND            FUND            FUND            FUND         FUND(3)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                            $ 10,452        $    227        $     40        $     38        $     18
   Dividends from Affiliated Investments(1)                1,519           2,223             107             164             645
   Interest                                                   83         204,408           6,352           9,162          27,740
   Security Lending Income -- Net                            696           1,895              --              --             126
   Less: Foreign Taxes Withheld                              (31)             --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                12,719         208,753           6,499           9,364          28,529
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                6,907          13,167             398             580           1,644
   Administration Fees                                       531           2,194              66              97             168
   Trustees' Fees                                             13              61               1               2               4
   Shareholder Service Fees*                                  --              --              --              --              --
   Custodian/Wire Agent Fees                                  87             394               9              16              25
   Professional Fees                                          36             175               4               6              13
   Printing Fees                                              22             104               2               4               6
   Proxy Expenses                                              6              40               1               1              --
   Registration Fees                                          31              65               8              10              62
   Dividend Expense                                           --              --              --              --              --
   Interest Expense on Reverse Repurchase Agreements          --              --              --              --              --
   Other Expenses                                             23             178              27              30               2
----------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                          7,656          16,378             516             746           1,924
----------------------------------------------------------------------------------------------------------------------------------
   Less:
     Waiver of Investment Advisory Fees                   (1,525)         (7,997)           (185)           (261)           (582)
     Waiver of Administration Fees                          (531)         (2,194)            (66)            (97)           (168)
     Fees Paid Indirectly(1)                                (261)             --              --              --              --
     Payment by Affiliate(1)                                  --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                            5,339           6,187             265             388           1,174
----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                   7,380         202,566           6,234           8,976          27,355
----------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                         115,351         (61,227)           (791)         (1,273)          4,554
     Securities Sold Short                                    --              --              --              --              --
     Futures Contracts                                     7,134          (5,998)             --              --              22
     Written Options                                          --             833              --              --              --
     Swap Contracts                                           --            (253)           (924)           (991)             --
     Foreign Currency Transactions                           (30)             32              --              --              --
   Net Change in Unrealized Appreciation
     (Depreciation) on:
     Investments                                          33,283        (133,721)         (1,250)         (2,388)           (340)
     Affiliated Investments                                   --              --              --              --              --
     Securities Sold Short                                    --              --              --              --              --
     Futures Contracts                                      (788)         (2,991)             --              --             (46)
     Written Options                                          --             506              --              --              --
     Swap Contracts                                           --             176         (13,128)        (46,819)             --
     Foreign Capital Gains Tax                                --              --              --              --              --
     Foreign Currency Transactions                            --          (1,399)             --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                          $162,330       $  (1,476)       $ (9,859)       $(42,495)        $31,545
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                        EMERGING
                                                   INTERNATIONAL    WORLD EQUITY         MARKETS
                                                          EQUITY           EX-US            DEBT
                                                            FUND            FUND         FUND(4)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                            $ 46,088        $ 15,338        $     10
   Dividends from Affiliated Investments(1)                  716             393              --
   Interest                                                1,933           2,286          10,840
   Security Lending Income -- Net                          1,268             186              46
   Less: Foreign Taxes Withheld                           (5,134)         (1,615)           (210)
----------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                44,871          16,588          10,686
----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment Advisory Fees                                8,550           3,227           1,526
   Administration Fees                                       847             293              90
   Trustees' Fees                                             23               6               2
   Shareholder Service Fees*                                  --              --              --
   Custodian/Wire Agent Fees                                 931             683              23
   Professional Fees                                          68              17               7
   Printing Fees                                              40              10               3
   Proxy Expenses                                             18               2              --
   Registration Fees                                          --              31              35
   Dividend Expense                                           --              --              --
   Interest Expense on Reverse Repurchase Agreements         102             137              --
   Other Expenses                                             75              42               6
----------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                         10,654           4,448           1,692
----------------------------------------------------------------------------------------------------------------------------------
   Less:
     Waiver of Investment Advisory Fees                   (3,670)           (601)           (614)
     Waiver of Administration Fees                          (847)           (293)            (90)
     Fees Paid Indirectly(1)                                (124)             (8)             --
     Payment by Affiliate(1)                                  --              --              --
----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                            6,013           3,546             988
----------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                                  38,858          13,042           9,698
----------------------------------------------------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                         339,502          43,479           2,863
     Securities Sold Short                                    --              --              --
     Futures Contracts                                     7,577           5,206              --
     Written Options                                          15               4              --
     Swap Contracts                                          335             480             114
     Foreign Currency Transactions                         4,671           4,234              12
   Net Change in Unrealized Appreciation
     (Depreciation) on:
     Investments                                          66,190          90,665         (16,685)
     Affiliated Investments                                   --              --              --
     Securities Sold Short                                    --              --              --
     Futures Contracts                                    (2,573)         (1,853)             --
     Written Options                                         100              50              --
     Swap Contracts                                         (341)           (464)             65
     Foreign Capital Gains Tax                               (38)           (109)             --
     Foreign Currency Transactions                          (277)           (484)            486
----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                          $454,019        $154,250        $ (3,447)
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           187

Statements of Changes in Net Assets ($ Thousands)


For the years or period ended May 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           LARGE CAP                   LARGE CAP
                                                                                          DISCIPLINED                 DIVERSIFIED
                                                         LARGE CAP FUND                   EQUITY FUND                ALPHA FUND (3)
------------------------------------------------------------------------------------------------------------------------------------
                                                       2006           2005             2006         2005                 2006
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                            $   17,264     $  29,226        $  90,360     $ 49,979              $  604
   Net Realized Gain (Loss) from Investments,
     Securities Sold Short, Written Options,
     Futures Contracts and Swap Contracts              181,097(4)     44,488          265,538       56,088                 855
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                           --            --           (1,945)          --                  --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Affiliated
     Investments, Securities Sold Short, Written
     Options, Futures Contracts and Swap Contracts     (59,095)       81,227           18,798      192,876              (2,457)
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency
     Transactions                                           --            --              (53)          --                  --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                         139,266       154,941          372,698      298,943                (998)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                           (19,617)      (27,730)         (77,248)     (45,577)               (167)
     Class T                                                --            (5)              --           --                  --
   Net Realized Gains:
     Class A                                                --            --         (203,409)     (23,335)                 --
     Class T                                                --            --               --           --                  --
------------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                   (19,617)      (27,735)        (280,657)     (68,912)               (167)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
     Proceeds from Shares Issued                        64,999       206,914        1,990,928(2) 1,336,678(2)          154,549
     Reinvestment of Dividends & Distributions          18,627        26,686          278,155       68,680                 117
     Cost of Shares Redeemed                        (1,153,807)(6)  (396,899)        (954,069)    (389,069)            (14,455)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Class A Transactions                      (1,070,181)     (163,299)       1,315,014    1,016,289             140,211
------------------------------------------------------------------------------------------------------------------------------------
   CLASS T:
     Proceeds from Shares Issued                            --         1,475               --           --                  --
     Reinvestment of Dividends & Distributions              --             5               --           --                  --
     Cost of Shares Redeemed                               (36)       (1,483)              --           --                  --
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from
     Class T Transactions                                  (36)           (3)              --           --                  --
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                (1,070,217)    (163,302)        1,315,014    1,016,289             140,211
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets              (950,568)     (36,096)        1,407,055    1,246,320             139,046
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF PERIOD                               1,751,785    1,787,881         3,531,361    2,285,041                  --
------------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                   $   801,217  $ 1,751,785        $4,938,416   $3,531,361            $139,046
------------------------------------------------------------------------------------------------------------------------------------
   Undistributed Net Investment Income
     Included in Net Assets at Period End          $     2,683  $     5,023        $   23,495   $    9,088            $    469
------------------------------------------------------------------------------------------------------------------------------------

(1) See Note 4 in the Notes to Financial Statements for additional information.
(2) Includes subscriptions as a result of an in-kind transfers of securities (see Note 8).
(3) The Large Cap Diversified Alpha Fund commenced operations on
    February 28, 2006.
(4) Includes realized gain of $49,349 ($Thousands) due to in-kind redemptions (see Note 8).
(5) Includes realized gain of $4,232 ($Thousands) due to in-kind redemptions (see Note 8).
(6) Includes redemptions as a result of in-kind transfer of securities
    (see Note 8).
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
188           SEI Institutional Investments Trust / Annual Report / May 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                             LARGE CAP                                           SMALL/MID CAP
                                                            INDEX FUND              SMALL CAP FUND               EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                         2006         2005        2006          2005          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                               $  6,331     $ 5,782     $  8,079      $ 6,766       $  7,380     $  2,726
   Net Realized Gain (Loss) from Investments,
     Securities Sold Short, Written Options,
     Futures Contracts and Swap Contracts                 4,064         481      252,103(5)    55,491        122,485       22,479
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                            --          --           (7)         (43)           (30)         (15)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Affiliated
     Investments, Securities Sold Short, Written
     Options, Futures Contracts and Swap Contracts       18,810      21,849       46,908       83,945         32,495       46,060
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency
     Transactions                                            --          --           --           --             --           --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                           29,205      28,112      307,083      146,159        162,330       71,250
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                             (5,960)     (5,437)      (6,512)      (5,291)        (6,272)      (2,258)
     Class T                                                 --          --           --           --             --           --
   Net Realized Gains:
     Class A                                             (3,638)       (576)    (132,939)    (179,060)       (48,124)      (6,068)
     Class T                                                 --          --           (4)         (22)            --           --
------------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions                     (9,598)     (6,013)    (139,455)    (184,373)       (54,396)      (8,326)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
     Proceeds from Shares Issued                         89,506      66,334      553,160(2)   327,341        560,033(2)   367,596(2)
     Reinvestment of Dividends & Distributions            8,989       5,866      132,742      176,915         54,236        8,299
     Cost of Shares Redeemed                            (71,721)    (58,307)    (513,260)(6) (164,415)      (274,460)     (93,690)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Class A Transactions                           26,774      13,893      172,642      339,841        339,809      282,205
------------------------------------------------------------------------------------------------------------------------------------
   CLASS T:
     Proceeds from Shares Issued                             --          --           --          529             --           --
     Reinvestment of Dividends & Distributions               --          --            3           22             --           --
     Cost of Shares Redeemed                                 --          --         (117)        (656)            --           --
------------------------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets Derived from
     Class T Transactions                                    --          --         (114)        (105)            --           --
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                     26,774      13,893      172,528      339,736        339,809      282,205
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets                 46,381      35,992      340,156      301,522        447,743      345,129
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF PERIOD                                  320,703     284,711    1,610,982    1,309,460        768,897      423,768
------------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                                       $367,084   $ 320,703   $1,951,138   $1,610,982     $1,216,640     $768,897
------------------------------------------------------------------------------------------------------------------------------------
   Undistributed Net Investment Income
     Included in Net Assets at Period End              $  1,433   $   1,046   $    3,575   $    1,594     $    2,130     $    796
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                            CORE FIXED
                                                            INCOME FUND
--------------------------------------------------------------------------------
                                                         2006         2005
--------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                            $   202,566  $   148,491
   Net Realized Gain (Loss) from Investments,
     Securities Sold Short, Written Options,
     Futures Contracts and Swap Contracts               (66,645)      39,693
   Net Realized Gain (Loss) on Foreign Currency
     Transactions                                            32          90
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments, Affiliated
     Investments, Securities Sold Short, Written
     Options, Futures Contracts and Swap Contracts     (136,030)     54,070
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency
     Transactions                                        (1,399)        919
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets
     Resulting from Operations                           (1,476)    243,263
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                           (210,525)   (153,183)
     Class T                                                 --          --
   Net Realized Gains:
     Class A                                             (3,202)    (39,708)
     Class T                                                 --          --
--------------------------------------------------------------------------------
   Total Dividends and Distributions                   (213,727)   (192,891)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
     Proceeds from Shares Issued                      1,519,017   1,650,471
     Reinvestment of Dividends & Distributions          207,316     189,150
     Cost of Shares Redeemed                         (1,129,976)   (699,617)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Class A Transactions                          596,357   1,140,004
--------------------------------------------------------------------------------
   CLASS T:
     Proceeds from Shares Issued                             --          --
     Reinvestment of Dividends & Distributions               --          --
     Cost of Shares Redeemed                                 --          --
--------------------------------------------------------------------------------
   Decrease in Net Assets Derived from
     Class T Transactions                                    --          --
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions                    596,357   1,140,004
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets                381,154   1,190,376
--------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF PERIOD                                4,265,249   3,074,873
--------------------------------------------------------------------------------
   END OF PERIOD                                    $ 4,646,403  $4,265,249
--------------------------------------------------------------------------------
   Undistributed Net Investment Income
     Included in Net Assets at Period End           $        46  $      402
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           189

Statements of Changes in Net Assets ($ Thousands)


For the years or period ended May 31,

------------------------------------------------------------------------------------------------------------------------------------
                                                        LONG                    EXTENDED
                                                      DURATION                  DURATION                   HIGH YIELD
                                                        FUND                      FUND                    BOND FUND(2)
------------------------------------------------------------------------------------------------------------------------------------
                                                 2006          2005         2006         2005                 2006
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                      $  6,234       $ 1,815      $ 8,976     $   2,326             $ 27,355
   Net Realized Gain (Loss) from
     Investments, Written Options,
     Futures Contracts and Swap Contracts       (1,715)        1,921       (2,264)        6,106                4,576
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                          --            --           --            --                   --
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Written Options, Futures Contracts
     and Swap Contracts                        (14,378)        2,524      (49,207)       16,294                 (386)
   Net Change in Unrealized Depreciation on
     Foreign Capital Gains Tax                      --            --           --            --                   --
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency
     Transactions                                   --            --           --            --                   --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Net Assets Resulting from Operations       (9,859)        6,260      (42,495)       24,726               31,545
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                    (7,087)       (2,385)     (12,291)       (4,492)             (27,352)
   Net Realized Gains:
     Class A                                    (1,170)         (455)      (4,323)           --                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions            (8,257)       (2,840)     (16,614)       (4,492)             (27,352)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
     Proceeds from Shares Issued               119,916        65,973      135,387       108,470              896,573
     Reinvestment of Dividends & Distributions   8,257         2,840       16,614         4,489               26,937
     Cost of Shares Redeemed                   (20,787)       (2,496)     (24,748)       (6,201)             (65,332)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Class A Transactions                 107,386        66,317      127,253       106,758              858,178
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions           107,386        66,317      127,253       106,758              858,178
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets        89,270        69,737       68,144       126,992              862,371
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF PERIOD                          76,054         6,317      154,779        27,787                   --
------------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                              $165,324       $76,054     $222,923      $154,779             $862,371
------------------------------------------------------------------------------------------------------------------------------------
   Undistributed (Distributions in excess of)
     Net Investment Income Included in Net
     Assets at Period End                     $   (873)      $     8     $ (1,598)     $      4             $      3
------------------------------------------------------------------------------------------------------------------------------------

(1) See Note 4 in the Notes to Financial Statements for additional information.
(2) The High Yield Bond Fund commenced operations on December 5, 2005.
(3) The World Equity Ex-US Fund commenced operations on March 28, 2005.
(4) The Emerging Markets Debt Fund commenced operations on December 5, 2005. Amounts designated as "--" are zero or have been rounded to zero.

The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
190           SEI Institutional Investments Trust / Annual Report / May 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                   INTERNATIONAL              WORLD EQUITY              EMERGING MARKETS
                                                   EQUITY  FUND                EX-US  FUND                DEBT FUND(4)
------------------------------------------------------------------------------------------------------------------------------------
                                                 2006          2005          2006         2005                 2006
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net Investment Income                      $ 38,858      $   35,035    $  13,042     $   1,625           $  9,698
   Net Realized Gain (Loss) from
     Investments, Written Options,
     Futures Contracts and Swap Contracts      347,429         132,192       49,169          (911)             2,977
   Net Realized Gain (Loss) on Foreign
     Currency Transactions                       4,671          (1,086)       4,234          (132)                12
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments,
     Written Options, Futures Contracts
     and Swap Contracts                         63,376          55,629       88,398        (4,773)           (16,620)
   Net Change in Unrealized Depreciation on
     Foreign Capital Gains Tax                     (38)             --         (109)           --                 --
   Net Change in Unrealized Appreciation
     (Depreciation) on Foreign Currency
     Transactions                                 (277)           (357)        (484)          (11)               486
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Net Assets Resulting from Operations      454,019         221,413      154,250        (4,202)            (3,447)
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
   Net Investment Income:
     Class A                                   (49,222)        (46,157)      (5,570)           --             (5,375)
   Net Realized Gains:
     Class A                                   (14,153)             --         (572)           --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions           (63,375)        (46,157)      (6,142)           --             (5,375)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
   CLASS A:
     Proceeds from Shares Issued               241,196         469,667      666,123       246,730            523,743
     Reinvestment of Dividends & Distributions  61,850          45,541        5,899            --              5,250
     Cost of Shares Redeemed                  (713,959)       (404,286)    (142,944)       (8,132)           (40,363)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Class A Transactions                (410,913)        110,922      526,078       238,598            488,630
------------------------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets Derived
     from Capital Share Transactions          (410,913)        110,992      526,078       238,598            488,630
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets       (20,269)        286,178      674,186       234,396            479,808
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   BEGINNING OF PERIOD                       1,677,254       1,391,076      234,396            --                 --
------------------------------------------------------------------------------------------------------------------------------------
   END OF PERIOD                            $1,656,985      $1,677,254    $ 908,582      $234,396           $479,808
------------------------------------------------------------------------------------------------------------------------------------
   Undistributed Net Investment Income
     Included in Net Assets at Period End   $   27,089      $   14,517    $  15,577      $  1,493           $  4,454
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           191

Financial Highlights


For the years or periods ended May 31,
For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------------



                                  Net Realized
                                           and                         Distributions
            Net Asset               Unrealized               Dividends          from          Total
               Value,         Net        Gains       Total    from Net      Realized      Dividends     Net Asset
            Beginning  Investment  (Losses) on        from  Investment       Capital            and    Value, End    Total
            of Period      Income   Securities  Operations      Income         Gains  Distributions     of Period   Return+
-----------------------------------------------------------------------------------------------------------------------------
LARGE CAP FUND
Class A
   2006       $ 15.53       $0.24(5)    $ 1.44(5)   $ 1.68      $(0.28)       $   --         $(0.28)      $ 16.93    10.87%
   2005         14.47        0.25(5)      1.05(5)     1.30       (0.24)           --          (0.24)        15.53     9.02
   2004         12.41        0.18(5)      2.09(5)     2.27       (0.21)           --          (0.21)        14.47    18.37
   2003         13.82        0.16(5)     (1.41)(5)   (1.25)      (0.16)           --          (0.16)        12.41    (8.98)
   2002         16.31        0.15        (2.48)      (2.33)      (0.16)           --          (0.16)        13.82   (14.36)

LARGE CAP DISCIPLINED EQUITY FUND
Class A
   2006       $120.48       $2.61(5)    $ 8.47(5)   $11.08      $(2.19)       $(5.77)        $(7.96)      $123.60     9.33%
   2005        111.81        1.96(5)      9.40(5)    11.36       (1.79)        (0.90)         (2.69)       120.48    10.26
   2004(1)++   100.00        0.66(5)     12.51(5)    13.17       (0.54)        (0.82)         (1.36)       111.81    13.23

LARGE CAP DIVERSIFIED ALPHA FUND
Class A
   2006(2)    $ 10.00       $0.04(5)    $(0.09)(5)  $(0.05)     $(0.01)       $   --         $(0.01)      $  9.94    (0.49)%

LARGE CAP INDEX FUND
Class A
   2006       $106.24       $2.06(5)    $ 7.77(5)   $ 9.83      $(1.94)       $(1.11)        $(3.05)      $113.02     9.34%
   2005         99.12        1.93(5)      7.20(5)     9.13       (1.82)        (0.19)         (2.01)       106.24     9.29
   2004++       84.90        1.50(5)     14.28(5)    15.78       (1.37)        (0.19)         (1.56)        99.12    18.71
   2003++       93.40        1.10        (8.50)(6)   (7.40)      (1.10)           --          (1.10)        84.90    (7.79)
   2002(3)++   100.00        0.20        (6.80)      (6.60)         --            --             --         93.40    (6.60)

SMALL CAP FUND
Class A
   2006       $ 14.27       $0.07(5)    $ 2.55(5)   $ 2.62      $(0.06)       $(1.31)        $(1.37)      $ 15.52    18.93%
   2005         14.70        0.07(5)      1.38(5)     1.45       (0.05)        (1.83)         (1.88)        14.27     9.81
   2004         11.60        0.06(5)      3.59(5)     3.65       (0.07)        (0.48)         (0.55)        14.70    31.76
   2003         12.53        0.07(5)     (0.94)(5)   (0.87)      (0.06)           --          (0.06)        11.60    (6.83)
   2002         13.02        0.06        (0.45)      (0.39)      (0.07)        (0.03)         (0.10)        12.53    (2.99)

SMALL/MID CAP EQUITY FUND
Class A
   2006       $119.62       $0.92(5)    $19.68(5)   $20.60      $(0.77)       $(5.67)        $(6.44)      $133.78    17.51%
   2005        107.03        0.53(5)     13.75(5)    14.28       (0.47)        (1.22)         (1.69)       119.62    13.38
   2004(4)     100.00        0.22(5)      6.93(5)     7.15       (0.12)           --          (0.12)       107.03     7.15




For the years or periods ended May 31,
For a share outstanding throughout each period
---------------------------------------------------------------------------------------------------
                                             Ratio of
                                             Expenses         Ratio of
                                           to Average         Expenses
                                           Net Assets       to Average
                                           (Excluding       Net Assets  Ratio of Net
                          Ratio of Net      Fees Paid       (Excluding    Investment
               Net Assets     Expenses     Indirectly        Fees Paid        Income   Portfolio
            End of Period   to Average  and including       Indirectly    to Average    Turnover
             ($Thousands)   Net Assets       Waivers)     and Waivers)    Net Assets       Rate+
---------------------------------------------------------------------------------------------------
LARGE CAP FUND
Class A
   2006        $  801,217         0.25%          0.26%            0.48%         1.47%        103%
   2005         1,751,751         0.26           0.26             0.47          1.67          43
   2004         1,787,850         0.26           0.26             0.48          1.34         109
   2003         3,008,463         0.26           0.26             0.47          1.39          51
   2002         2,938,135         0.26           0.26             0.47          1.03          65

LARGE CAP DISCIPLINED EQUITY FUND
Class A
   2006        $4,938,416         0.24%          0.24%            0.47%         2.10%        140%
   2005         3,531,361         0.31           0.31             0.47          1.69          71
   2004(1)++    2,285,041         0.33           0.33             0.47          1.33          67

LARGE CAP DIVERSIFIED ALPHA FUND
Class A
   2006(2)     $  139,046         0.45%*         0.45%*           0.66%         1.70%         47%

LARGE CAP INDEX FUND
Class A
   2006        $  367,084         0.08%          0.08%            0.24%         1.84%         20%
   2005           320,703         0.13           0.13             0.24          1.89           8
   2004++         284,711         0.16           0.16             0.24          1.58           6
   2003++         142,612         0.20           0.20             0.25          1.67          12
   2002(3)++       39,763         0.20           0.20             0.39          1.30           1

SMALL CAP FUND
Class A
   2006        $1,951,138         0.52%          0.54%            0.72%         0.44%        119%
   2005         1,610,876         0.54           0.54             0.72          0.46          94
   2004         1,309,254         0.54           0.54             0.72          0.45         135
   2003         1,193,935         0.54           0.54             0.72          0.67          97
   2002         1,102,199         0.54           0.54             0.71          0.54         115

SMALL/MID CAP EQUITY FUND
Class A
   2006        $1,216,640         0.50%          0.53%            0.72%         0.69%        123%
   2005           768,897         0.62           0.62             0.72          0.47          98
   2004(4)        423,768         0.65           0.65             0.73          0.45          51

   + Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
  ++ Per share amounts have been adjusted for a 10 to 1 reverse stock split paid to shareholders of record on November 26, 2003.
   * The expense ratio includes dividend expense. Had this expense been excluded the ratio would have been 0.34%.
(1) Commenced operations on August 28, 2003. All ratios for the period have been annualized.
(2) Commenced operations on February 28, 2006. All ratios for the period have been annualized.
(3) Commenced operations on April 1, 2002. All ratios for the period have been annualized.
(4) Commenced operations on December 15, 2003. All ratios for the period have been annualized.
(5) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(6) The amount shown for the year ended May 31, 2003 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.




-------------------------------------------------------------------------------
192           SEI Institutional Investments Trust / Annual Report / May 31, 2006

-----------------------------------------------------------------------------------------------------------------------------



                                  Net Realized
                                           and                         Distributions
            Net Asset               Unrealized               Dividends          from          Total
               Value,         Net        Gains       Total    from Net      Realized      Dividends     Net Asset
            Beginning  Investment  (Losses) on        from  Investment       Capital            and    Value, End    Total
            of Period      Income   Securities  Operations      Income         Gains  Distributions     of Period   Return+
-----------------------------------------------------------------------------------------------------------------------------
CORE FIXED INCOME FUND
Class A
   2006        $10.34       $0.47(3)    $(0.48)(3)  $(0.01)     $(0.48)       $(0.01)        $(0.49)       $ 9.84    (0.09)%
   2005         10.19        0.41(3)      0.27(3)     0.68       (0.42)        (0.11)         (0.53)        10.34     6.77
   2004         10.61        0.38(3)     (0.26)(3)    0.12       (0.40)        (0.14)         (0.54)        10.19     1.13
   2003         10.27        0.50         0.60        1.10       (0.50)        (0.26)         (0.76)        10.61    11.10
   2002         10.49        0.54         0.06        0.60       (0.54)        (0.28)         (0.82)        10.27     6.43

LONG DURATION FUND
Class A
   2006        $10.56       $0.46(3)    $(1.07)(3)  $(0.61)     $(0.54)       $(0.10)        $(0.64)       $ 9.31    (6.08)%
   2005          9.77        0.42(3)      1.03(3)     1.45       (0.54)        (0.12)         (0.66)        10.56    15.26
   2004(1)      10.00        0.05(3)     (0.23)(3)   (0.18)      (0.05)           --          (0.05)         9.77    (1.78)

EXTENDED DURATION FUND
Class A
   2006        $11.96       $0.48(3)    $(2.68)(3)  $(2.20)     $(0.68)       $(0.22)        $(0.90)       $ 8.86   (19.24)%
   2005          9.53        0.43(3)      2.84(3)     3.27       (0.84)           --          (0.84)        11.96    35.74
   2004(1)      10.00        0.05(3)     (0.44)(3)   (0.39)      (0.08)           --          (0.08)         9.53    (3.88)

HIGH YIELD BOND FUND
Class A
   2006(2)     $10.00       $0.40(3)    $ 0.08(3)   $ 0.48      $(0.40)       $   --         $(0.40)       $10.08     4.85%

INTERNATIONAL EQUITY FUND
Class A
   2006        $11.15       $0.29(3)    $ 3.09(3)   $ 3.38      $(0.37)       $(0.11)        $(0.48)       $14.05    30.77%
   2005         10.06        0.23(3)      1.16(3)     1.39       (0.30)           --          (0.30)        11.15    13.73
   2004          7.76        0.18(3)      2.28(3)     2.46       (0.16)           --          (0.16)        10.06    31.73
   2003          9.21        0.13        (1.46)      (1.33)      (0.12)           --          (0.12)         7.76   (14.43)
   2002         10.34        0.11        (1.14)      (1.03)      (0.10)           --          (0.10)         9.21    (9.93)

WORLD EQUITY EX-US FUND
Class A
   2006        $ 9.81       $0.27(3)    $ 3.01(3)   $ 3.28      $(0.09)       $(0.01)        $(0.10)       $12.99    33.52%
   2005(4)      10.00        0.07(3)     (0.26)(3)   (0.19)         --            --             --          9.81    (1.90)

EMERGING MARKETS DEBT FUND
Class A
   2006(2)     $10.00       $0.27(3)    $(0.17)(3)  $ 0.10      $(0.13)       $   --         $(0.13)       $ 9.97     1.00%




---------------------------------------------------------------------------------------------------
                                                Ratio of
                                                Expenses         Ratio of
                                              to Average         Expenses
                                              Net Assets       to Average
                                              (Excluding       Net Assets  Ratio of Net
                             Ratio of Net      Fees Paid       (Excluding    Investment
                  Net Assets     Expenses     Indirectly        Fees Paid        Income   Portfolio
               End of Period   to Average  and including       Indirectly    to Average    Turnover
                ($Thousands)   Net Assets       Waivers)     and Waivers)    Net Assets       Rate+
---------------------------------------------------------------------------------------------------
CORE FIXED INCOME FUND
Class A
   2006           $4,646,403         0.14%          0.14%            0.37%         4.62%        545%
   2005            4,265,249         0.15           0.15             0.37          3.94         615
   2004            3,074,873         0.19*          0.19*            0.38          3.62         532
   2003            2,431,368         0.18           0.18             0.37          4.79         436
   2002            2,354,581         0.18           0.18             0.36          5.67         365

LONG DURATION FUND
Class A
   2006           $  165,324         0.20%          0.20%            0.39%         4.69%        113%
   2005               76,054         0.20           0.20             0.41          4.05         449
   2004(1)             6,317         0.20           0.20             0.57          5.02          31

EXTENDED DURATION FUND
Class A
   2006           $  222,923         0.20%          0.20%            0.39%         4.64%        170%
   2005              154,779         0.20           0.20             0.41          3.99         379
   2004(1)            27,787         0.20           0.20             0.44          5.17          42

HIGH YIELD BOND FUND
Class A
   2006(2)        $  862,371         0.35%          0.35%            0.57%         8.15%         58%

INTERNATIONAL EQUITY FUND
Class A
   2006           $1,656,985         0.36%          0.36%            0.63%         2.30%        116%
   2005            1,677,254         0.43           0.43             0.58          2.12          48
   2004            1,391,076         0.48           0.48             0.65          1.92          80
   2003            1,176,097         0.48           0.48             0.68          1.85          58
   2002            1,259,408         0.48           0.48             0.66          1.30          84

WORLD EQUITY EX-US FUND
Class A
   2006           $  908,582         0.60%          0.61%            0.76%         2.22%        104%
   2005(4)           234,396         0.60           0.60             0.70          4.35          15

EMERGING MARKETS DEBT FUND
Class A
   2006(2)         $ 479,808         0.55%          0.55%            0.95%         5.43%         51%

   * The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.18%.
   + Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.
(1) Commenced operations on April 21, 2004. All ratios for the period have been annualized.
(2) Commenced operations on December 5, 2005. All ratios for the period have been annualized.
(3) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.
(4) Commenced operations on March 28, 2005. All ratios for the period have been annualized.
Amounts designated as "--" are zero or have been rounded to zero.


The accompanying notes are an integral part of the financial statements.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           193

Notes to Financial Statements
MAY 31, 2006

1. ORGANIZATION

SEI Institutional Investments Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Trust commenced operations on June 14, 1996.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company currently offering 13 Funds: The Large Cap, Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap Index, Small Cap, Small/Mid Cap Equity, Core Fixed Income, Long Duration, Extended Duration, High Yield Bond, International Equity, World Equity Ex-US and Emerging Markets Debt Funds (each a "Fund," collectively, the "Funds") each of which are diversified Funds with the exception of the Emerging Markets Debt Fund. The Trust is registered to offer Class A shares of all Funds. The Trust was registered to offer Class T shares of Large Cap and Small Cap Funds. On October 31, 2005, the Funds' Board of Trustees approved the closing of Class T Shares. Class T Shares were closed on January 24, 2006. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Fund's prospectus provides a description of each Fund's investment objectives, policies, and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES -- The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security
--------------------------------------------------------------------------------
194           SEI Institutional Investments Trust / Annual Report / May 31, 2006
exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Fair Value Committee Meeting should be called based on the information provided.

The International Equity and World Equity Ex-US Funds that hold international securities also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by these Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, these Funds that hold international securities will value the non-U.S. securities in their fund that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

REPURCHASE AGREEMENTS -- Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. It is each Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS -- The International Equity and World Equity Ex-US Funds may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. Additional assets are maintained in an account with the broker. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. Reverse Repurchase agreements outstanding as of May 31, 2006 were as follows:

                   Principal
                      Amount                                      Value
Fund           ($ Thousands)             Counterparty     ($ Thousands)
--------------------------------------------------------------------------------
International                           Bear Stearns
Equity Fund          $16,901         5.13%, Due 6/22/06         $16,901
                                        Merrill Lynch
                       3,228          4.95%, Due 6/7/06           3,228
                                        Bear Stearns
                       2,594         5.07%, Due 6/22/06           2,594
                                        Bear Stearns
                       3,991         5.16%, Due 6/22/06           3,991
World Equity                            Bear Stearns
Ex-US Fund            18,255         5.13%, Due 6/22/06          18,255
                                        Merrill Lynch
                       3,167          4.95%, Due 6/7/06           3,167
                                        Bear Stearns
                       2,594         5.07%, Due 6/22/06           2,594
                                        Bear Stearns
                       3,991         5.16%, Due 6/22/06           3,991

COMPENSATING BALANCES -- Funds with cash overdrafts in excess of $100,000 are required to leave 112% in compensating balances with Wachovia Bank NA, the custodian of the Trust, on the following day. Funds with positive cash balances in excess of $100,000 are allowed to overdraw 90% of the balance with Wachovia Bank NA on the following day.

DISCOUNT AND PREMIUM AMORTIZATION -- All amortization is calculated using the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

EXPENSES -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           195

MAY 31, 2006

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Large Cap Disciplined Equity, Small Cap, Small/Mid Cap Equity, Core Fixed Income, International Equity, World Equity Ex-US and Emerging Markets Debt Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At May 31, 2006, the Small Cap and Small/Mid Cap Equity Funds did not have any forward foreign currency contracts outstanding.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Net Assets or Statement of Assets and Liabilities.

FUTURES CONTRACTS -- Each of the Funds utilized futures contracts during the year ended May 31, 2006 with the exception of the Long Duration, Extended Duration and Emerging Markets Debt Funds. The Funds' investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. The Core Fixed Income Fund's use of futures contracts is primarily for tactical hedging purposes. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized losses or gains are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Net Assets or Statement of Assets and Liabilities.

OPTIONS WRITTEN/PURCHASED -- The Large Cap Disciplined Equity, Core Fixed Income, International Equity and World Equity Ex-US Funds invest in financial options contracts primarily for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. The Large Cap, Large Cap Diversified Alpha, Large Cap Index, Small Cap, Small/Mid Cap Equity, Long Duration, Extended Duration, High Yield Bond and Emerging Markets Debt Funds also may invest in financial options contracts. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses could exceed amounts disclosed on the Statement of Net Assets or Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
196           SEI Institutional Investments Trust / Annual Report / May 31, 2006

Written options transactions entered into during the year ended May 31, 2006 are summarized as follows:

-------------------------------------------------------------------------------------------
                            LARGE CAP DISCIPLINED                   CORE FIXED
                                  EQUITY FUND                       INCOME FUND
-------------------------------------------------------------------------------------------
                        Number of            Premium       Number of            Premium
                        Contracts      ($ Thousands)       Contracts      ($ Thousands)
-------------------------------------------------------------------------------------------
Balance at
  beginning of year            --              $  --           1,144            $   627
Written                     1,034                530           2,639              1,307
Expired                        --                 --          (1,982)            (1,009)
Closing buys                   --                 --          (1,132)              (454)
-------------------------------------------------------------------------------------------
Balance at end of year      1,034               $530             669            $   471
-------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------
                               INTERNATIONAL                        WORLD EQUITY
                                EQUITY FUND                          EX-US FUND
----------------------------------------------------------------------------------------
                       Number of            Premium          Number of          Premium
                       Contracts      ($ Thousands)          Contracts    ($ Thousands)
----------------------------------------------------------------------------------------
Balance at
  beginning of year           --               $ --                 --            $  --
Written                    2,580                204              2,322              156
Expired                   (2,320)               (86)            (2,222)             (86)
Closing buys                  --                 --                 --               --
----------------------------------------------------------------------------------------
Balance at end of year       260               $118                100             $ 70
----------------------------------------------------------------------------------------


At May 31, 2006 the Funds had cash and/or securities at least equal to value of written options.

SECURITIES SOLD SHORT -- As consistent with the Funds' investment objectives, the Funds may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SWAP AGREEMENTS -- A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. Credit-default swaps involve the periodic payment by the Fund or counterparty of interest based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the outstanding principal of the downgraded debt instrument. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swaps. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR (London Interbank Offered Rate) or some other form of indices on the notional amount. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal to manage the Fund's exposure to interest rates. Payments received or made are recorded as realized gains or loss. The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the Fund's portfolio. In connection with swap agreements securities may be set aside as collateral by the Fund's custodian. A Fund may enter into swap agreements in order to, among other things, change the maturity or duration of the investment portfolio, to protect the Fund's value from changes in interest rates, or to expose a Fund to a different security or market.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Net payments of interest are recorded as realized gains or losses.

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           197

MAY 31, 2006


Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Net Assets or the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

FORWARD TREASURY COMMITMENTS -- The Funds may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. The Funds may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance.

DELAYED DELIVERY TRANSACTIONS -- The Large Cap Disciplined Equity, Large Cap Diversified Alpha, Core Fixed Income, International Equity and World Equity Ex-US Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

COLLATERALIZED DEBT OBLIGATIONS -- The Funds may invest in collateralized debt obligations ("CDOs"), which include collateralized loan obligations ("CLOs") and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For CDOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ILLIQUID SECURITIES -- A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of the Funds. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap Index, Small Cap, Small/Mid Cap Equity, and Emerging Markets Debt Funds; declared daily and paid monthly for the Core Fixed Income, Long Duration, Extended Duration and High Yield Bond Funds; and declared and paid at least annually for the International Equity and World Equity Ex-US Funds. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

--------------------------------------------------------------------------------
198           SEI Institutional Investments Trust / Annual Report / May 31, 2006

RESTRICTED SECURITIES -- At May 31, 2006, the following Funds owned private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board of Trustees. The acquisition dates of these investments, the enforceable right to acquire these securities, along with their cost and values at May 31, 2006, were as follows:


                               Number    Acquisition       Right to              Cost   Market Value   % of Net
                            of Shares           Date   Acquire Date     ($ Thousands)  ($ Thousands)     Assets
-------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND
   Parkervision Warrants        7,500        6/20/05        6/20/05           $   16           $ 25       0.00%
   Parkervision Warrants        8,250        3/28/06        3/28/06               --             28       0.00
   Synenco Energy              27,419        8/24/05        8/24/05              384            590       0.03
   Na Oil Sands               245,500        5/31/06        5/31/06            2,681          2,676       0.14
                                                                              ------         ------       ----
                                                                              $3,081         $3,319       0.17%
SMALL/MID CAP EQUITY FUND
   Parkervision Warrants        6,250        6/20/05        6/20/05           $   13         $   21       0.00%
   Parkervision Warrants       14,500        3/28/06        3/28/06               --             49       0.00
   Synenco Energy              12,051        8/24/05        8/24/05              169            259       0.02
   Na Oil Sands               160,000        5/31/06        5/31/06            1,748          1,744       0.15
                                                                              ------         ------       ----
                                                                              $1,930         $2,073       0.17%

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS") -- Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

ADMINISTRATION AND TRANSFER AGENCY AGREEMENTS -- The Trust and SEI Investments Global Funds Services (formerly SEI Investments Fund Management) (the "Administrator") are parties to an Amended and Restated Administration and Transfer Agency Agreement dated December 10, 2003 under which the Administrator provides administrative and shareholder servicing for an annual fee of 0.05% of the average daily net assets of each Fund. For the year ended May 31, 2006, and until further notice, the Administrator has voluntarily agreed to waive all of its fee.

INVESTMENT ADVISORY AGREEMENT -- SEI Investments Management Corporation ("SIMC") serves as investment adviser (the "Adviser") to each Fund. In connection with serving as investment adviser, SIMC is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund. SIMC has voluntarily agreed to waive a portion of its fee so that the total annual expenses of each Fund will not exceed certain voluntary expense limitations adopted by SIMC. These waivers may be terminated at any time. Accordingly, effective October 1, 2005, the advisory fee and voluntary expense limitations for Class A of each Fund are as follows:

--------------------------------------------------------------------------------
                                           Advisory   Voluntary Expense
                                               Fees         Limitations
--------------------------------------------------------------------------------
Large Cap Fund                                0.400%              0.260%
Large Cap Disciplined Equity Fund             0.400               0.220
Large Cap Diversified Alpha Fund              0.400               0.350
Large Cap Index Fund                          0.170               0.060
Small Cap Fund                                0.650               0.540
Small/Mid Cap Equity Fund                     0.650               0.500
Core Fixed Income Fund                        0.300               0.140
Long Duration Fund                            0.300               0.200
Extended Duration Fund                        0.300               0.200
High Yield Bond Fund                          0.490               0.350
International Equity Fund                     0.505               0.340
World Equity Ex-US Fund                       0.550               0.600
Emerging Markets Debt Fund                    0.850               0.550

During the period, expenses related to a proxy conducted by the Trust were charged to the Funds above the cap.

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           199

MAY 31, 2006


Prior to October 1, 2005, advisory fee and voluntary expense limitations for Class A of each Fund were as follows:
--------------------------------------------------------------------------------
                                           Advisory   Voluntary Expense
                                               Fees         Limitations
--------------------------------------------------------------------------------
Large Cap Fund                                0.400%          0.260%
Large Cap Disciplined Equity Fund             0.400           0.300
Large Cap Diversified Alpha Fund                 --*             --*
Large Cap Index Fund                          0.170           0.120
Small Cap Fund                                0.650           0.540
Small/Mid Cap Equity Fund                     0.650           0.600
Core Fixed Income Fund                        0.300           0.140
Long Duration Fund                            0.300           0.200
Extended Duration Fund                        0.300           0.200
High Yield Bond Fund                             --*             --*
International Equity Fund                     0.505           0.400
World Equity Ex-US Fund                       0.550           0.600
Emerging Markets Debt Fund                       --*             --*

*Not in operations during the period.

As of May 31, 2006, SIMC has entered into investment sub-advisory agreements with the following parties and pays the sub-advisers out of the fee that it receives from the Funds:
--------------------------------------------------------------------------------

Investment Sub-Adviser
--------------------------------------------------------------------------------
LARGE CAP FUND
AllianceBernstein L.P.
Aronson + Johnson + Ortiz, L.P.
Delaware Management Company
Enhanced Investment Technologies,
  LLC (Intech)
Goldman Sachs Asset Management
LSV Asset Management
Montag & Caldwell, Inc.
Quantitative Management Associates, LLC

LARGE CAP DISCIPLINED EQUITY FUND
AlphaSimplex Group, LLC
Analytic Investors, Inc.
Enhanced Investment Technologies,
  LLC (Intech)
Quantitative Management Associates, LLC
Smith Breeden Associates, Inc.

LARGE CAP DIVERSIFIED ALPHA FUND
Analytic Investors, Inc.
Aronson + Johnson + Ortiz, L.P.
Delaware Management Company
Enhanced Investment Technologies,
  LLC (Intech)
Quantitative Management Associates, LLC
Smith Breeden Associates, Inc.


--------------------------------------------------------------------------------

Investment Sub-Adviser
--------------------------------------------------------------------------------
LARGE CAP INDEX FUND
SSgA Funds Management, Inc.

SMALL CAP FUND
Artisan Partners Limited Partnership
BlackRock Advisors, Inc.
Lee Munder Investments Ltd.
David J. Greene and Company, LLC
Delaware Management Company
Integrity Asset Management, LLC
Los Angeles Capital Management
  and Equity Research, Inc.
LSV Asset Management
McKinley Capital Management Inc.
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
Security Capital Research and
  Management Incorporated
Wellington Management Company, LLP

SMALL/MID CAP EQUITY FUND
BlackRock Advisors, Inc.
Delaware Management Company
Integrity Asset Management, LLC
Lee Munder Investments, Ltd.
Los Angeles Capital Management
  and Equity Research, Inc.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
Security Capital Research and
  Management Incorporated
Wellington Management Company, LLP

CORE FIXED INCOME FUND
ING Investment Management Co.
Metropolitan West Asset Management LLC
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited

LONG DURATION FUND
Metropolitan West Asset Management LLC

EXTENDED DURATION FUND
Metropolitan West Asset Management LLC

HIGH YIELD BOND FUND
ING Investment Management Co.
J.P. Morgan Investment Management, Inc.
Metropolitan West Asset Management LLC
Nomura Corporate Research &
  Asset Management, Inc.
--------------------------------------------------------------------------------
200           SEI Institutional Investments Trust / Annual Report / May 31, 2006

--------------------------------------------------------------------------------

Investment Sub-Adviser
--------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
AllianceBernstein L.P.
Capital Guardian Trust Company
Fuller & Thalar Asset Management, Inc.
McKinley Capital Management Inc.
Morgan Stanley Investment
  Management Limited
Quantitative Management Associates, LLC
Smith Breeden Associates, Inc.

WORLD EQUITY EX-US FUND
AllianceBernstein L.P.
Capital Guardian Trust Company
Fuller & Thalar Asset Management, Inc.
McKinley Capital Management Inc.
Quantitative Management Associates, LLC
Rexiter Capital Management Limited
Smith Breeden Associates, Inc.

EMERGING MARKETS DEBT FUND
Ashmore Investment Management Limited
Stone Harbor Investment Partners LP

OTHER -- The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with Securities and Exchange Commission ("SEC") rules. Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended May 31, 2006 were as follows ($ Thousands):

Large Cap Fund                                        $  293
Small Cap Fund                                           566
Small/Mid Cap Equity Fund                                417
International Equity Fund                                983
World Equity Ex-US Fund                                   31
                                                      ------
                                                      $2,290
                                                      ======

Certain officers and/or trustees of the Trust are also officers of the Administrator or the Adviser. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser or Administrator.

LSV Asset Management (partially-owned subsidiary of SIMC) serves as a sub-adviser to the Large Cap, Small Cap and Small/Mid Cap Equity Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended May 31, 2006 were as follows ($ Thousands):

Large Cap Fund                                        $  211
Small Cap Fund                                         1,036
Small/Mid Cap Equity Fund                                727
                                                      ------
                                                      $1,974
                                                      ======

FEES PAID INDIRECTLY -- The Funds may direct certain fund trades to the Distributor who pays a portion of the Fund's expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, can be found on the Statement of Operations and the effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended May 31, 2006, can be found on the Financial Highlights.

INVESTMENT IN AFFILIATED REGISTERED INVESTMENT COMPANY -- Pursuant to an exemptive order issued by the SEC, the Funds may invest in the SEI money market funds, provided that investments in the money market funds do not exceed 25% of the investing Fund's total assets.

INVESTMENT IN AFFILIATED COMPANIES -- The Funds may purchase securities of certain companies with which it is affiliated to the extent these companies are represented in its Index.

PAYMENT BY AFFILIATE -- During the year ended May 31, 2006, the Large Cap Disciplined Equity Fund was reimbursed by a sub-adviser, deemed as a "Payment by Affiliate" in the Statement of Operations, for sub-advisory fees received in the amount of $314,306. After terminating its sub-advisory agreement with the Fund, the sub-adviser agreed to reimburse the Fund for sub-advisory fees received since their hiring in September 2005.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           201

MAY 31, 2006


4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    LARGE CAP                  LARGE CAP
                                                                                   DISCIPLINED                DIVERSIFIED
                                             LARGE CAP FUND                        EQUITY FUND                ALPHA FUND(3)
------------------------------------------------------------------------------------------------------------------------------------
                                         2006              2005                2006           2005               2006
------------------------------------------------------------------------------------------------------------------------------------
Class A:
   Shares Issued                         3,921            14,001              16,060(1)      11,634(1)          15,405
   Shares Issued in Lieu of
     Dividends and Distributions         1,141             1,763               2,265            585                 11
   Shares Redeemed                     (70,494)(2)       (26,594)             (7,680)        (3,347)            (1,423)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions          (65,432)          (10,830)             10,645          8,872             13,993
------------------------------------------------------------------------------------------------------------------------------------
   Class T:
      Shares Issued                         --               103                  --             --                 --
      Shares Issued in Lieu of
        Dividends and Distributions         --                --                  --             --                 --
      Shares Redeemed                       (2)             (103)                 --             --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class T Transactions               (2)               --                  --             --                 --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Capital Shares                    (65,434)          (10,830)             10,645          8,872             13,993
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------

                                          LARGE CAP
                                          INDEX FUND
---------------------------------------------------------------
                                     2006            2005
---------------------------------------------------------------
Class A:
   Shares Issued                      795             656
   Shares Issued in Lieu of
     Dividends and Distributions       81              57
   Shares Redeemed                   (647)           (567)
---------------------------------------------------------------
   Total Class A Transactions         229             146
---------------------------------------------------------------
   Class T:
      Shares Issued                    --              --
      Shares Issued in Lieu of
        Dividends and Distributions    --              --
      Shares Redeemed                  --              --
---------------------------------------------------------------
   Total Class T Transactions          --              --
---------------------------------------------------------------
   Net Increase (Decrease) in
     Capital Shares                   229             146
---------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

                                                                                  SMALL/MID CAP                  CORE FIXED
                                            SMALL CAP FUND                         EQUITY FUND                  INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                         2006              2005                2006           2005          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Class A:
   Shares Issued                        36,891(1)         22,909              4,313(1)       3,211(1)       150,170     160,321
   Shares Issued in Lieu of
     Dividends and Distributions         9,074            12,291                425             71           20,531      18,299
   Shares Redeemed                     (33,139)(2)       (11,392)            (2,072)          (813)        (111,285)    (67,942)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions           12,826            23,808              2,666          2,469           59,416     110,678
------------------------------------------------------------------------------------------------------------------------------------
   Class T:
      Shares Issued                         --                37                 --             --               --          --
      Shares Issued in Lieu of
        Dividends and Distributions         --                 1                 --             --               --          --
      Shares Redeemed                       (7)              (45)                --             --               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class T Transactions               (7)               (7)                --             --               --          --
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase
     in Capital Shares                  12,819            23,801              2,666          2,469           59,416     110,678
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
                                              LONG
                                            DURATION
                                              FUND
---------------------------------------------------------------
                                       2006          2005
---------------------------------------------------------------
Class A:
   Shares Issued                      11,855        6,523
   Shares Issued in Lieu of
     Dividends and Distributions         838          276
   Shares Redeemed                    (2,143)        (244)
---------------------------------------------------------------
   Total Class A Transactions         10,550        6,555
---------------------------------------------------------------
   Class T:
      Shares Issued                       --           --
      Shares Issued in Lieu of
        Dividends and Distributions       --           --
      Shares Redeemed                     --           --
---------------------------------------------------------------
   Total Class T Transactions             --           --
---------------------------------------------------------------
   Net Increase
     in Capital Shares                10,550        6,555
---------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   EXTENDED
                                                   DURATION                 HIGH YIELD                  INTERNATIONAL
                                                     FUND                   BOND FUND(4)                 EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                         2006              2005               2006                    2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Class A:
   Shares Issued                        12,856            10,177             89,411                  19,087        44,764
     Shares Issued in
       Lieu of Dividends and
       Distributions                     1,618               408              2,668                   4,873        3,9844
   Shares Redeemed                      (2,247)             (561)            (6,487)                (56,427)      (36,693)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A
     Transactions                       12,227            10,024             85,592                 (32,467)       12,055
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Capital Shares                     12,227            10,024             85,592                 (32,467)       12,055
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                    EMERGING
                                         WORLD EQUITY                MARKETS
                                         EX-US FUND(5)             DEBT FUND(6)
--------------------------------------------------------------------------------
                                      2006         2005               2006
--------------------------------------------------------------------------------
Class A:
   Shares Issued                     56,952       24,722             51,578
     Shares Issued in
       Lieu of Dividends and
       Distributions                    499          --                 514
   Shares Redeemed                  (11,419)       (817)             (3,947)
--------------------------------------------------------------------------------
   Total Class A
     Transactions                   46,0322       3,905              48,145
--------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Capital Shares                  46,032      23,905              48,145
--------------------------------------------------------------------------------
(1) Includes subscriptions as a result of in-kind transfers of securities (see note 8).
(2) Includes redemptions as a result of in-kind transfers of securities (see note 8).
(3) The Large Cap Diversified Alpha Fund commenced operations on February 28, 2006.
(4)  The High Yield Bond Fund commenced operations on December 5, 2005.
(5)  The World Equity Ex-US Fund commenced operations on March 28, 2005.
(6) The Emerging Markets Debt Fund commenced operations on December 5, 2005. Amounts designated as "--" are zero or have been rounded to zero.

--------------------------------------------------------------------------------
202           SEI Institutional Investments Trust / Annual Report / May 31, 2006

5. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale and maturities of securities other than temporary cash investments, during the year ended May 31, 2006, were as follows:
--------------------------------------------------------------------------------
                         U.S. Gov't                Other               Total
                      ($ Thousands)        ($ Thousands)       ($ Thousands)
--------------------------------------------------------------------------------
LARGE CAP FUND*
Purchases                    $   --           $1,165,823          $1,165,823
Sales                            --            2,217,118           2,217,118

LARGE CAP DISCIPLINED EQUITY FUND*
Purchases                 1,585,946            4,071,990           5,657,936
Sales                     1,371,550            3,750,329           5,121,879

LARGE CAP DIVERSIFIED ALPHA FUND
Purchases                    31,746              173,573             205,319
Sales                        25,416               39,941              65,357

LARGE CAP INDEX FUND
Purchases                        --               88,864              88,864
Sales                            --               68,948              68,948

SMALL CAP FUND*
Purchases                        --            2,236,059           2,236,059
Sales                            --            2,128,985           2,128,985

SMALL/MID CAP EQUITY FUND*
Purchases                        --            1,563,274           1,563,274
Sales                            --            1,261,465           1,261,465

CORE FIXED INCOME FUND
Purchases                21,717,696            1,934,712          23,652,408
Sales                    20,865,387            2,292,745          23,158,132

LONG DURATION FUND
Purchases                    31,780               71,971             103,751
Sales                         9,926               59,912              69,838

EXTENDED DURATION FUND
Purchases                    78,477              128,239             206,716
Sales                        56,755              120,508             177,263

HIGH YIELD BOND FUND
Purchases                     4,807            1,049,325           1,054,132
Sales                           311              346,184             346,495

INTERNATIONAL EQUITY FUND
Purchases                   172,997            1,696,987           1,869,984
Sales                       112,445            2,177,181           2,289,626

WORLD EQUITY EX-US FUND
Purchases                   179,853              759,876             939,729
Sales                       121,464              431,017             552,481

EMERGING MARKETS DEBT FUND
Purchases                        --              587,632             587,632
Sales                            --              167,982             167,982

*Includes in-kind transactions (see Note 8).

6. FEDERAL TAX INFORMATION

It is each Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, reclassification of income and expense from swap transactions, and gains and losses on passive foreign investment companies and certain foreign currency related transactions, have been reclassified to/from the following accounts as of May 31, 2006:

--------------------------------------------------------------------------------
                                                Undistributed      Accumulated
                                   Paid-in-    Net Investment         Realized
                                    Capital     Income (Loss)      Gain (Loss)
                              ($ Thousands)     ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
Large Cap Fund                      $49,350           $    13        $(49,363)
Large Cap Disciplined Equity Fund        --             1,295          (1,295)
Large Cap Diversified Alpha Fund         --                32             (32)
Large Cap Index Fund                     --                16             (16)
Small Cap Fund                        4,232               414          (4,646)
Small/Mid Cap Equity Fund                --               226            (226)
Core Fixed Income Fund                   --             7,603          (7,603)
Long Duration Fund                       --               (28)             28
Extended Duration Fund                   --             1,713          (1,713)
International Equity Fund                --            22,936         (22,936)
World Equity Ex-US Fund                  --             6,612          (6,612)
Emerging Markets Debt Fund               --               131            (131)

These reclassifications have no impact on net assets or net asset value per share.



--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           203

MAY 31, 2006

The tax character of dividends and distributions paid during the last two years or periods were as follows:
--------------------------------------------------------------------------------
                                    Ordinary       Long-term
                                      Income    Capital Gain            Total
                               ($ Thousands)   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
Large Cap Fund          2006        $ 19,617        $     --         $ 19,617
                        2005          27,735              --           27,735

Large Cap Disciplined
   Equity Fund          2006         172,080         108,577          280,657
                        2005          66,724           2,188           68,912

Large Cap Diversified
   Alpha Fund           2006             167              --              167

 Large Cap Index
   Fund                 2006           6,360           3,238            9,598
                        2005           5,724             289            6,013

Small Cap Fund          2006          45,737          93,718          139,455
                        2005          90,513          93,860          184,373

Small/Mid Cap
   Equity Fund          2006          34,951          19,445           54,396
                        2005           8,285              41            8,326

Core Fixed Income
   Fund                 2006         212,264           1,463          213,727
                        2005         178,592          14,299          192,891


--------------------------------------------------------------------------------
                                    Ordinary       Long-term
                                      Income    Capital Gain            Total
                               ($ Thousands)   ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
Long Duration Fund      2006         $ 8,254            $  3          $ 8,257
                        2005           2,840              --            2,840

Extended Duration
   Fund                 2006          16,599              15           16,614
                        2005           4,492              --            4,492

High Yield Bond Fund
                        2006          27,352              --           27,352

International Equity
   Fund                 2006          49,222          14,153           63,375
                        2005          46,157              --           46,157

World Equity Ex-US
   Fund                 2006           6,142              --            6,142
                        2005              --              --               --

Emerging Markets Debt
   Fund                 2006           5,375              --            5,375

As of May 31, 2006, the components of Distributable Earnings/(Accumulated Losses) were as follows:
--------------------------------------------------------------------------------
                              Undistributed     Undistributed          Capital
                                   Ordinary         Long-Term             Loss
                                     Income      Capital Gain    Carryforwards
                              ($ Thousands)     ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------
Large Cap Fund                     $  2,663          $     --       $(202,853)
Large Cap Disciplined Equity Fund    86,585            61,232              --
Large Cap Diversified Alpha Fund        879                --              --
Large Cap Index Fund                  2,004             1,297              --
Small Cap Fund                       71,786           103,422              --
Small/Mid Cap Equity Fund            48,915            52,702              --
Core Fixed Income Fund               20,719                --         (15,381)
Long Duration Fund                      786                --              --
Extended Duration Fund                1,146                --              --
High Yield Bond Fund                 10,704                --              --
International Equity Fund           113,539           125,399              --
World Equity Ex-US Fund              64,978             2,723              --
Emerging Markets Debt Fund            8,784                --              --


                                               Post        Unrealized           Other                       Total
                                            October      Appreciation       Temporary     Distributable Earnings/
                                             Losses    (Depreciation)     Differences        (Accumulated Losses)
                                      ($ Thousands)     ($ Thousands)    ($Thousands)                ($Thousands)
-------------------------------------------------------------------------------------------------------------------
Large Cap Fund                             $    --         $  47,165        $     --                   $(153,025)
Large Cap Disciplined Equity Fund           (1,336)          251,017            (112)                    397,386
Large Cap Diversified Alpha Fund                (1)           (2,053)             10                      (1,165)
Large Cap Index Fund                            --            76,029              --                      79,330
Small Cap Fund                                  --           183,745              --                     358,953
Small/Mid Cap Equity Fund                      (20)           82,615              --                     184,212
Core Fixed Income Fund                      59,626)          (86,126)        (20,382)                   (160,796)
Long Duration Fund                          (1,988)          (12,870)           (772)                    (14,844)
Extended Duration Fund                      (4,566)          (35,713)         (1,136)                    (40,269)
High Yield Bond Fund                           (14)             (961)         (5,536)                      4,193
International Equity Fund                       --           251,707             341                     490,986
World Equity Ex-US Fund                         --            75,740             465                     143,906
Emerging Markets Debt Fund                      --           (17,541)            (65)                     (8,822)

Post-October losses represent losses realized on investment transactions from November 1, 2005 through May 31, 2006 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains as follows:
--------------------------------------------------------------------------------
                                                                   Total
                                                            Capital Loss
                            Expires            Expires     Carryforwards
                               2011               2014           5/31/06
                      ($ Thousands)      ($ Thousands)     ($ Thousands)
--------------------------------------------------------------------------------
Large Cap Fund             $202,853              $  --          $202,853
Core Fixed Income Fund           --             15,381            15,381

During the year ended May 31, 2006, the Large Cap and International Equity Funds utilized $96,339,904 and $113,890,673 of capital loss carryforwards, respectively, to offset capital gains.

For Federal income tax purposes, the cost of securities owned at May 31, 2006, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes, primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate




--------------------------------------------------------------------------------
204           SEI Institutional Investments Trust / Annual Report / May 31, 2006
gross unrealized appreciation and depreciation on investments held by the Funds at May 31, 2006, were as follows:

--------------------------------------------------------------------------------------------------
                                                                                           Net
                                                                                    Unrealized
                                                Appreciated       Depreciated     Appreciation
                                  Federal        Securities        Securities   (Depreciation)
                                 Tax Cost     ($ Thousands)     ($ Thousands)    ($ Thousands)
--------------------------------------------------------------------------------------------------
Large Cap Fund                   $874,554         $106,635          $(59,470)         $ 47,165
Large Cap Disciplined
   Equity Fund                  5,229,966          379,968          (128,935)          251,033
Large Cap Diversified
   Alpha Fund                     159,190            4,307            (7,038)           (2,731)
Large Cap Index Fund              348,529           90,304           (14,275)           76,029
Small Cap Fund                  2,411,412          310,937          (127,191)          183,746
Small/Mid Cap Equity Fund       1,455,948          141,096           (58,481)           82,615
Core Fixed Income Fund          6,729,016           30,215          (115,898)          (85,683)
Long Duration Fund                191,408              309            (1,732)           (1,423)
Extended Duration Fund            264,841              364            (2,310)           (1,946)
High Yield Bond Fund              945,636           10,313           (11,274)             (961)
International Equity Fund       1,716,215          309,191           (54,186)          255,005
World Equity Ex-US Fund           915,669           97,786           (19,384)           78,402
Emerging Markets Debt Fund        521,041              825           (17,951)          (17,126)

7. CONCENTRATION/RISKS

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

The market values of the Core Fixed Income, Long Duration, Extended Duration and High Yield Bond Funds' investments may change in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes by recognized rating agencies in the ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

The International Equity, World Equity Ex-US and Emerging Markets Debt Funds concentrate their investments in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

8. IN-KIND TRANSFERS OF SECURITIES

During the year ended May 31, 2006, the Large Cap, Large Cap Disciplined Equity, Small Cap and Small/Mid Cap Equity Funds issued (redeemed) shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of such transactions.
--------------------------------------------------------------------------------
                             Shares
                             Issued              Value       Gain (Loss)
                         (Redeemed)       ($Thousands)      ($Thousands)
--------------------------------------------------------------------------------
Large Cap Fund
      06/13/05          (1,251,679)         $  (19,676)          $ 2,557
      06/16/05         (10,388,456)           (159,630)           27,345
      12/13/05          (7,072,179)           (119,944)           19,447

Large Cap Disciplined
  Equity Fund
      09/30/05             106,084              13,293                --
      11/04/05             121,814              15,129                --
      11/30/05             183,232              23,375                --
      02/28/06              65,801               8,209                --
      04/28/06              31,664               4,039                --

Small Cap Fund

      12/12/05          20,174,818             297,913                --
      04/28/06          (5,789,189)            (95,174)            4,232

Small/Mid Cap
  Equity Fund
      11/04/05             222,050              28,400                --
      05/31/06              18,356               2,456                --

During the year ended May 31, 2005, the Large Cap Disciplined Equity and Small/Mid Cap Equity Funds issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of such transactions.

--------------------------------------------------------------------------------
                             Shares              Value
                             Issued       ($Thousands)
--------------------------------------------------------------------------------
Large Cap Disciplined
  Equity Fund
      06/29/04              791,663           $ 89,822
      07/13/04            1,239,955            137,722
      09/23/04               72,121              7,981
      01/28/05               82,621              9,680
      05/31/05              127,802             15,399

Small/Mid Cap
  Equity Fund
      06/29/04              139,224             15,181
      07/13/04              257,166             27,023

9. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These


--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           205

Notes to Financial Statements (Concluded)
MAY 31, 2006


loans may not exceed 33(1)/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

10. LITIGATION

The Core Fixed Income Fund has participated as a plaintiff bondholder, along with other institutional bondholders, in litigation against Duty Free International, British Airport Authority ("BAA") and other defendants relating to Notes issued by Duty Free International which are held by the Fund. BAA is the former parent company of Duty Free International. The plaintiffs in that action have since settled with all defendants with the exception of BAA. The litigation proceeded to jury trial against BAA in December, 2003, and the jury found against the plaintiffs on all counts. Plaintiffs subsequently appealed. In January 2006, the Court of Appeals ruled in favor of plaintiffs and remanded for a new trial. BAA has appealed that decision. The Core Fixed Income Fund is bearing its portion of the legal expenses associated with this litigation over and above the expense limitations of the Fund.

11. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Board has selected KPMG LLP ("KPMG") to serve as the Trust's independent registered public accounting firm for the Trust's fiscal year ended May 31, 2006. The decision to select KPMG was recommended by the Audit Committee and was approved by the Board on September 21, 2005. During the Trust's fiscal years ended May 31, 2005 and May 31, 2004, neither the Trust, its portfolios nor anyone on their behalf has consulted with KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304).

The selection of KPMG does not reflect any disagreements with or dissatisfaction by the Trust or the Board with the performance of the Trust's prior auditor. The decision to dismiss PricewaterhouseCoopers LLP ("PwC"), the Trust's previous independent registered public accounting firm and to select KPMG was recommended by the Trust's Audit Committee and approved by the Fund's Board of Trustees. PwC's report on the Trust's financial statements for the fiscal years ended May 31, 2005 and May 31, 2004 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended May 31, 2005 and May 31, 2004, and through September 21, 2005, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Trust's financial statements for such years, and (ii) there were no "reportable events" of the kind described in Item302(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.




--------------------------------------------------------------------------------
206           SEI Institutional Investments Trust / Annual Report / May 31, 2006

SEI INSTITUTIONAL INVESTMENTS TRUST -- MAY 31, 2006



Report of Independent Registered Public Accounting Firm


To the Board of Trustees and Shareholders of SEI Institutional Investments Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, as of May 31, 2006 of the Core Fixed Income, Extended Duration, World Equity Ex-US and Emerging Markets Debt Funds and the statements of net assets, as of May 31, 2006 of the Large Cap, Large Cap Disciplined Equity, Large Cap Diversified Alpha, Large Cap Index, Small Cap, Small/Mid Cap Equity, Long Duration, High Yield Bond and International Equity Funds, comprising the SEI Institutional Investments Trust (collectively, the "Funds"), and the related statements of operations, the statements of changes in net assets, and the financial highlights for the year then ended or period from inception through May 31, 2006 (inception for the High Yield Bond and the Emerging Markets Debt Funds is December 5, 2005 and inception for the Large Cap Diversified Alpha Fund is February 28, 2006). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended May 31, 2005 and the financial highlights for the each of the years or periods in the four-year period ended May 31, 2005 were audited by other auditors. Those auditors expressed an unqualified opinion on those statements of changes in net assets and financial highlights in their report dated July 27, 2005.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2006, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting SEI Institutional Investments Trust as of May 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for the year or period then ended, in conformity with U.S. generally accepted accounting principles.

                                                             [KPMG LOGO OMITTED]

Philadelphia, Pennsylvania
July 28, 2006




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           207

Trustees and Officers of the Trust (Unaudited)


The following information is current as of July 28, 2006.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF                                           NUMBER OF
                                                    OFFICE                                           PORTFOLIOS
                                                      AND                    PRINCIPAL                 IN FUND
     NAME                   POSITION(S)            LENGTH OF               OCCUPATION(S)               COMPLEX
   ADDRESS,                  HELD WITH               TIME                   DURING PAST               OVERSEEN
    AND AGE                   TRUSTS                SERVED1                 FIVE YEARS                BY TRUSTEE2
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Robert A. Nesher             Chairman             since 1982      Currently performs various              73
One Freedom                   of the                              services on behalf of SEI for
Valley Drive,                Board of                             which Mr. Nesher is compensated.
Oaks, PA 19456               Trustees*
59 yrs. old













------------------------------------------------------------------------------------------------------------------------
William M. Doran             Trustee*             since 1982      Self-employed consultant since 2003.     73
1701 Market Street                                                Partner, Morgan, Lewis & Bockius
Philadelphia, PA                                                  LLP (law firm) from 1976 to 2003,
19103                                                             counsel to the Trust, SEI, SIMC, the
66 yrs. old                                                       Administrator and the Distributor.
                                                                  Secretary of SEI since 1978.






------------------------------------------------------------------------------------------------------------------------
TRUSTEES
--------
F. Wendell Gooch              Trustee             since 1982      Retired                                  73
One Freedom
Valley Drive,
Oaks, PA 19456
73 yrs. old
------------------------------------------------------------------------------------------------------------------------
James M. Storey               Trustee             since 1995      Attorney, sole practitioner since        73
One Freedom                                                       1994. Partner, Dechert Price
Valley Drive,                                                     & Rhoads, September 1987-
Oaks, PA 19456                                                    December 1993.
75 yrs. old

------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------



     NAME                           OTHER DIRECTORSHIPS
   ADDRESS,                              HELD BY
    AND AGE                              TRUSTEE
-------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Robert A. Nesher                   Trustee of The Advisors' Inner
One Freedom                        Circle Fund, The Advisors'
Valley Drive,                      Inner Circle Fund II, Bishop
Oaks, PA 19456                     Street Funds, Director of
59 yrs. old                        SEI Global Master Fund, plc,
                                   SEI Global Assets Fund, plc,
                                   SEI Global Investments Fund,
                                   plc, SEI Investments Global,
                                   Limited, SEI Investments --
                                   Global Fund Services, Limited,
                                   SEI Investments (Europe),
                                   Limited, SEI Investments --
                                   Unit Trust Management (UK),
                                   Limited, SEI Global Nominee
                                   Ltd., SEI Opportunity Master
                                   Fund, L.P., SEI Opportunity
                                   Fund, L.P. and SEI Multi-
                                   Strategy Funds plc.
-------------------------------------------------------------------
William M. Doran                   Trustee of The Advisors' Inner
1701 Market Street                 Circle Fund, The Advisors'
Philadelphia, PA                   Inner Circle Fund II, Director
19103                              of SEI since 1974. Director
66 yrs. old                        of the Distributor since 2003.
                                   Director of SEI Investments --
                                   Global Fund Services, Limited,
                                   SEI Investments Global,
                                   Limited, SEI Investments
                                   (Europe), Limited, SEI
                                   Investments (Asia), Limited
                                   and SEI Asset Korea Co., Ltd.
-------------------------------------------------------------------
TRUSTEES
--------
F. Wendell Gooch                   Trustee of STI Classic Funds
One Freedom                        and STI Classic Variable Trust.
Valley Drive,
Oaks, PA 19456
73 yrs. old
-------------------------------------------------------------------
James M. Storey                    Trustee of The Advisors' Inner
One Freedom                        Circle Fund, The Advisors'
Valley Drive,                      Inner Circle Fund II,
Oaks, PA 19456                     Massachusetts Health and
75 yrs. old                        Education Tax-Exempt Trust,
                                   and U.S. Charitable Gift Trust.
-------------------------------------------------------------------
 * MESSRS. NESHER AND DORAN ARE TRUSTEES WHO MAY BE DEEMED AS "INTERESTED" PERSONS OF THE TRUST AS THAT TERM IS DEFINED IN THE 1940 ACT BY VIRTUE OF THEIR AFFILIATION WITH SIMC AND THE TRUST'S DISTRIBUTOR.
 1 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE
   ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE
   SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
 2 THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST,
   SEI DAILY INCOME TRUST, SEI INDEX FUNDS, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST AND SEI TAX EXEMPT TRUST.




--------------------------------------------------------------------------------
208           SEI Institutional Investments Trust / Annual Report / May 31, 2006

-------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF                                           NUMBER OF
                                                    OFFICE                                           PORTFOLIOS
                                                      AND                    PRINCIPAL                 IN FUND
     NAME                   POSITION(S)            LENGTH OF               OCCUPATION(S)               COMPLEX
   ADDRESS,                  HELD WITH               TIME                   DURING PAST               OVERSEEN
    AND AGE                   TRUSTS                SERVED1                 FIVE YEARS                BY TRUSTEE2
-------------------------------------------------------------------------------------------------------------------------
TRUSTEES (CONTINUED)
--------------------
George J. Sullivan, Jr.        Trustee            since 1996      Self-Employed Consultant, Newfound       73
One Freedom                                                       Consultants Inc. since April 1997.
Valley Drive
Oaks, PA 19456
63 yrs. old


-------------------------------------------------------------------------------------------------------------------------
Rosemarie B. Greco             Trustee            since 1999      Director, Governor's Office of Health    73
One Freedom`                                                      Care Reform, Commonwealth of
Valley Drive                                                      Pennsylvania since 2003. Founder
Oaks, PA 19456                                                    and Principal, Grecoventures Ltd.
60 yrs. old                                                       from 1999 to 2002.
-------------------------------------------------------------------------------------------------------------------------
Nina Lesavoy                   Trustee            since 2003      Managing Partner, Cue Capital since      73
One Freedom                                                       March 2002, Managing Partner and
Valley Drive,                                                     Head of Sales, Investorforce, March
Oaks, PA 19456                                                    2000-December 2001; Global Partner
49 yrs. old                                                       working for the CEO, Invesco Capital,
                                                                  January 1998-January 2000. Head of
                                                                  Sales and Client Services, Chancellor
                                                                  Capital and later LGT Asset
                                                                  Management, 1986-2000.
-------------------------------------------------------------------------------------------------------------------------
James M. Williams              Trustee            since 2004      Vice President and Chief Investment      73
One Freedom                                                       Officer, J. Paul Getty Trust,
Valley Drive,                                                     Non-Profit Foundation for Visual
Oaks, PA 19456                                                    Arts, since December 2002. President,
59 yrs. old                                                       Harbor Capital Advisors and Harbor
                                                                  Mutual Funds, 2000-2002. Manager,
                                                                  Pension Asset Management, Ford Motor
                                                                  Company, 1997-1999.
-------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------
Robert A. Nesher              President           since 2005      Currently performs various services      N/A
One Freedom                     & CEO                             on behalf of SEI for which Mr. Nesher
Valley Drive,                                                     is compensated.
Oaks, PA 19456
59 yrs. old
-------------------------------------------------------------------------------------------------------------------------
Stephen F. Panner          Controller and         since 2005      Fund Accounting Director of the          N/A
One Freedom                     Chief                             Administrator since 2005. Fund
Valley Drive,                 Financial                           Administration Manager, Old Mutual
Oaks, PA 19456                 Officer                            Fund Services, 2000-2005. Chief
36 yrs. old                                                       -Financial Officer, Controller and
                                                                  Treasurer, PBHG Funds and PBHG
                                                                  Insurance Series Fund, 2004-2005.
                                                                  Assistant Treasurer, PBHG Funds
                                                                  and PBHG Insurance Series Fund,
                                                                  2000-2004. Assistant Treasurer,
                                                                  Old Mutual Advisors Fund,
                                                                  2004-2005.
-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------



     NAME                      OTHER DIRECTORSHIPS
   ADDRESS,                         HELD BY
    AND AGE                         TRUSTEE
------------------------------------------------------------------
TRUSTEES (CONTINUED)
--------------------
George J. Sullivan, Jr.       Trustee of The Advisors' Inner
One Freedom                   Circle Fund, The Advisors'
Valley Drive                  Inner Circle Fund II, State
Oaks, PA 19456                Street Navigator Securities
63 yrs. old                   Lending Trust, SEI Opportunity
                              Master Fund, L.P., and SEI
                              Opportunity Fund, L.P.
------------------------------------------------------------------
Rosemarie B. Greco            Director, Sonoco, Inc.; Director,
One Freedom`                  Exelon Corporation; Trustee,
Valley Drive                  Pennsylvania Real Estate
Oaks, PA 19456                Investment Trust.
60 yrs. old
------------------------------------------------------------------
Nina Lesavoy                  Director of SEI Opportunity
One Freedom                   Master Fund, L.P., and SEI
Valley Drive,                 Opportunity Fund, L.P.
Oaks, PA 19456
49 yrs. old




------------------------------------------------------------------
James M. Williams             Trustee/Director of Ariel Mutual
One Freedom                   Funds, SEI Opportunity Master
Valley Drive,                 Fund, L.P., and SEI Opportunity
Oaks, PA 19456                Fund, L.P.
59 yrs. old



------------------------------------------------------------------
OFFICERS
--------
Robert A. Nesher                        N/A
One Freedom
Valley Drive,
Oaks, PA 19456
59 yrs. old
------------------------------------------------------------------
Stephen F. Panner                       N/A
One Freedom
Valley Drive,
Oaks, PA 19456
36 yrs. old







------------------------------------------------------------------




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           209

Trustees and Officers of the Trust (Unaudited) (Concluded)


---------------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF                                                        NUMBER OF
                                                    OFFICE                                                         PORTFOLIOS
                                                      AND                    PRINCIPAL                              IN FUND
     NAME                   POSITION(S)            LENGTH OF               OCCUPATION(S)                            COMPLEX
   ADDRESS,                  HELD WITH               TIME                   DURING PAST                             OVERSEEN
    AND AGE                   TRUSTS                SERVED1                 FIVE YEARS                             BY TRUSTEE2
---------------------------------------------------------------------------------------------------------------------------------

OFFICERS (CONTINUED)
--------------------
Russell Emery                  Chief              since 2006     Chief Compliance Officer of SEI                       N/A
One Freedom`                 Compliance                          Opportunity Master Fund, L.P.,
Valley Drive                   Officer                           SEI Opportunity Fund, L.P.,
Oaks, PA 19456                                                   Bishop Street Funds, SEI Institutional
43 yrs. old                                                      -Managed Trust, SEI Asset Allocation
                                                                 Trust, SEI Institutional International
                                                                 Trust, SEI Index Funds, SEI Liquid
                                                                 Asset Trust, SEI Daily Income Trust,
                                                                 SEI Tax Exempt Trust, The Advisors'
                                                                 Inner Circle Fund and the Advisors'
                                                                 Inner Circle Fund II, since March 2006.
                                                                 Director of Investment Product
                                                                 Management and Development of SIMC,
                                                                 February 2003-March 2006. Senior
                                                                 Investment Analyst--Equity Team of SEI,
                                                                 March 2000-February 2003.
---------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto                Vice              since 2002     General Counsel, Vice President and                   N/A
One Freedom                   President                          Secretary of SIMC and the Administrator
Valley Drive                     and                             since 2004. Vice President and Assistant
Oaks, PA 19456                Secretary                          Secretary of SEI since 2001. Vice President
38 yrs. old                                                      -of SIMC and the  Administrator since 1999.
                                                                 Assistant Secretary of SIMC, the Administrator
                                                                 and the Distributor and Vice President of the
                                                                 Distributor, 1999-2003.
---------------------------------------------------------------------------------------------------------------------------------
Sofia A. Rosala                 Vice              since 2004     Vice President and Assistant Secretary of              N/A
One Freedom                   President                          SIMC and the Administrator since 2005.
Valley Drive                     and                             Compliance Officer of SEI, September
Oaks, PA 19456                Assistant                          2001-2004. Account and Product
32 yrs. old                   Secretary                          -Consultant, SEI Private Trust Company,
                                                                 1998-2001.
---------------------------------------------------------------------------------------------------------------------------------
Philip T. Masterson             Vice              since 2004     Vice President and Assistant Secretary of              N/A
One Freedom                   President                          SIMC since 2005. General Counsel,
Valley Drive                     and                             Citco Mutual Fund Services, 2003-2004.
Oaks, PA 19456                Assistant                          Vice President and Associate Counsel,
42 yrs. old                   Secretary                          -OppenheimerFunds, 2001-2003.
                                                                 Vice President and Assistant Counsel,
                                                                 Oppenheimer Funds, 1997-2001.
---------------------------------------------------------------------------------------------------------------------------------
James Ndiaye                    Vice              since 2005     Vice President and Assistant Secretary of              N/A
One Freedom                   President                          SIMC since 2005. Vice President,
Valley Drive                     and                             Deutsche Asset Management (2003-2004).
Oaks, PA 19456                Assistant                          Associate, Morgan, Lewis & Bockius LLP
37 yrs. old                   Secretary                          -(2000-2003). Assistant Vice President,
                                                                 ING Variable Annuities Group (1999-2000).
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------



     NAME                    OTHER DIRECTORSHIPS
   ADDRESS,                      HELD BY
    AND AGE                      TRUSTEE
---------------------------------------------------

OFFICERS (CONTINUED)
--------------------
Russell Emery                      N/A
One Freedom`
Valley Drive
Oaks, PA 19456
43 yrs. old











---------------------------------------------------
Timothy D. Barto                   N/A
One Freedom
Valley Drive
Oaks, PA 19456
38 yrs. old



---------------------------------------------------
Sofia A. Rosala                    N/A
One Freedom
Valley Drive
Oaks, PA 19456
32 yrs. old

---------------------------------------------------
Philip T. Masterson                N/A
One Freedom
Valley Drive
Oaks, PA 19456
42 yrs. old


---------------------------------------------------
James Ndiaye                       N/A
One Freedom
Valley Drive
Oaks, PA 19456
37 yrs. old

---------------------------------------------------




--------------------------------------------------------------------------------
210           SEI Institutional Investments Trust / Annual Report / May 31, 2006

-----------------------------------------------------------------------------------------------------------------------------------
                                                    TERM OF                                                         NUMBER OF
                                                    OFFICE                                                         PORTFOLIOS
                                                      AND                  PRINCIPAL                                 IN FUND
     NAME                    POSITION(S)           LENGTH OF             OCCUPATION(S)                               COMPLEX
   ADDRESS,                   HELD WITH              TIME                 DURING PAST                               OVERSEEN
    AND AGE                    TRUSTS               SERVED1               FIVE YEARS                               BY TRUSTEE2
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS (CONTINUED)
--------------------
Michael T. Pang                 Vice              since 2005      Vice President and Assistant Secretary of           N/A
One Freedom                   President                           SIMC since 2005. Counsel, Caledonian
Valley Drive                     and                              Bank & Trust's Mutual Funds Group (2004).
Oaks, PA 19456                Assistant                           Counsel, Permal Asset Management
34 yrs. old                   Secretary                           (2001-2004).  Associate, Schulte, Roth &
                                                                  Zabel's Investment Management Group
                                                                 (2000-2001). Staff Attorney, U.S. SEC's
                                                                  Division of Enforcement, Northeast Regional
                                                                  Office (1997-2000).
-----------------------------------------------------------------------------------------------------------------------------------
John J. McCue                   Vice              since 2004      Director of Portfolio Implementations for           N/A
One Freedom                  President                            SIMC since 1995. Managing Director
Valley Drive                                                      of Money Market Investments for
Oaks, PA 19456                                                    SIMC since 2003.
43 yrs. old
-----------------------------------------------------------------------------------------------------------------------------------
Nicole Welch                 Anti-Money           since 2005      Assistant Vice President and Anti-Money             N/A
One Freedom                  Laundering                           Laundering Compliance Coordinator of
Valley Drive                 Compliance                           SEI since 2005. Compliance Analyst,
Oaks, PA 19456                 Officer                            TD Waterhouse (2004). Senior Compliance
28 yrs. old                                                       Analyst, UBS Financial Services (2002-2004).
                                                                  Knowledge Management Analyst,
                                                                  PriceWaterhouseCoopers Consulting
                                                                  (2000-2002).
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------



     NAME                       OTHER DIRECTORSHIPS
   ADDRESS,                           HELD BY
    AND AGE                           TRUSTEE
-------------------------------------------------------

OFFICERS (CONTINUED)
--------------------
Michael T. Pang                         N/A
One Freedom
Valley Drive
Oaks, PA 19456
34 yrs. old




-------------------------------------------------------
John J. McCue                           N/A
One Freedom
Valley Drive
Oaks, PA 19456
43 yrs. old
-------------------------------------------------------
Nicole Welch                            N/A
One Freedom
Valley Drive
Oaks, PA 19456
28 yrs. old



-------------------------------------------------------
 1 EACH TRUSTEE SHALL HOLD OFFICE DURING THE LIFETIME OF THIS TRUST UNTIL THE
   ELECTION AND QUALIFICATION OF HIS OR HER SUCCESSOR, OR UNTIL HE OR SHE SOONER DIES, RESIGNS OR IS REMOVED IN ACCORDANCE WITH THE TRUST'S DECLARATION OF TRUST.
 2 THE FUND COMPLEX INCLUDES THE FOLLOWING TRUSTS: SEI ASSET ALLOCATION TRUST,
   SEI DAILY INCOME TRUST, SEI INDEX FUNDS, SEI INSTITUTIONAL INVESTMENTS TRUST, SEI INSTITUTIONAL INTERNATIONAL TRUST, SEI INSTITUTIONAL MANAGED TRUST, SEI LIQUID ASSET TRUST AND SEI TAX EXEMPT TRUST.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           211

Disclosure of Fund Expenses (Unaudited)
MAY 31, 2006


All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund's average net assets; this percentage is known as the fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund's costs in two ways:

O ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred overthe period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the OEnding Account ValueO number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

O HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown do not apply to your specific investment.






--------------------------------------------------------------------------------
212           SEI Institutional Investments Trust / Annual Report / May 31, 2006

                        BEGINNING      ENDING                 EXPENSE
                         ACCOUNT       ACCOUNT   ANNUALIZED     PAID
                          VALUE         VALUE      EXPENSE     DURING
                         12/1/05       5/31/06     RATIOS      PERIOD*
--------------------------------------------------------------------------------
LARGE CAP FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,021.00    0.26%       $1.31

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,023.64    0.26%       $1.31
--------------------------------------------------------------------------------
LARGE CAP DISCIPLINED EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,025.40    0.22%       $1.11

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,023.88    0.22%       $1.11
--------------------------------------------------------------------------------
LARGE CAP INDEX FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,027.60    0.06%       $0.30

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,024.63    0.06%       $0.30
--------------------------------------------------------------------------------
SMALL CAP FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,074.70    0.54%       $2.79

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,022.24    0.54%       $2.72
--------------------------------------------------------------------------------
SMALL/MID CAP EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,061.40    0.50%       $2.57

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,022.44    0.50%       $2.52
--------------------------------------------------------------------------------
CORE FIXED INCOME FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,001.80    0.14%       $0.70

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,024.23    0.14%       $0.71
--------------------------------------------------------------------------------
LONG DURATION FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $  968.70    0.20%       $0.98

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,023.93    0.20%       $1.01
--------------------------------------------------------------------------------
EXTENDED DURATION FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $  895.10    0.20%       $0.94

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,023.93    0.20%       $1.01
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,164.60    0.34%       $1.83

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,023.24    0.34%       $1.72
--------------------------------------------------------------------------------
WORLD EQUITY EX-US FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,155.00    0.60%       $3.22

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,021.94    0.60%       $3.02
--------------------------------------------------------------------------------
*Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period shown).


                        BEGINNING      ENDING                 EXPENSE
                         ACCOUNT       ACCOUNT   ANNUALIZED     PAID
                          VALUE         VALUE      EXPENSE     DURING
                        12/5/05(1)     5/31/06     RATIOS      PERIOD
--------------------------------------------------------------------------------
HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,048.50    0.35%       $1.73*

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,023.19    0.35%       $1.77**
-----------------------------------------------------------------------------
1EMERGING MARKETS DEBT FUND
-----------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00     $1,010.00    0.55%       $2.67*

HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00     $1,022.19    0.55%       $2.77**
-----------------------------------------------------------------------------
(1) Date of inception
  * Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 176/365 (to reflect the period since inception).
 ** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period shown).


                        BEGINNING      ENDING                 EXPENSE
                         ACCOUNT       ACCOUNT   ANNUALIZED     PAID
                          VALUE         VALUE     EXPENSE      DURING
                        2/28/06(1)     5/31/06     RATIOS      PERIOD
--------------------------------------------------------------------------------
LARGE CAP DIVERSIFIED ALPHA FUND
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Class A Shares          $1,000.00    $  995.10     0.35%       $0.86*
HYPOTHETICAL 5% RETURN
Class A Shares          $1,000.00    $1,023.19     0.35%       $1.77**

(1) Date of inception
  * Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 90/365 (to reflect the period since inception).
 ** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period shown).






--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           213

Board of Trustees Considerations in Approving the
Advisory and Sub-Advisory Agreements (Unaudited)
May 31, 2006


The SEI Institutional Investments Trust (the OTrustO) and SEI Investments Management Corporation (OSIMCO) have entered into an investment advisory agreement (the OAdvisory AgreementO). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to each series of the Trust (each, a OFundO and, collectively, the OFundsO) and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the OSub-Advisory AgreementsO and, together with the Advisory Agreement, the OInvestment Advisory AgreementsO) with SIMC, and under the supervision of SIMC and the Trust's Board of Trustees (the OBoardO), the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the O1940 ActO) requires that the initial approval of, as well as the continuation of, each Fund's Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or Ointerested personsO of any party (the OIndependent TrusteesO), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Fund's Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission (OSECO) takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and each of the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and each Sub-Adviser regarding: (a) the quality of SIMC's and the Sub-Adviser's investment management and other services; (b) SIMC's and the Sub-Adviser's investment management personnel; (c) SIMC's and the Sub-Adviser's operations and financial condition; (d) SIMC's and the Sub-Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and each Sub-Adviser charge a Fund compared with the fees each charge to comparable mutual funds; (f) a Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and each Sub-Adviser's profitability from its Fund-related operations;
(h) SIMC's and the Sub-Adviser's compliance systems; (i) SIMC's and the Sub-Adviser's policies on and compliance procedures for personal securities transactions; (j) SIMC's and the Sub-Adviser's reputation, expertise and resources in domestic and/or international financial markets; and (k) each Fund's performance compared with similar mutual funds.




--------------------------------------------------------------------------------
214           SEI Institutional Investments Trust / Annual Report / May 31, 2006

At the March 8-9, 2006 and June 22, 2006 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

  o the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

  o each Fund's investment performance and how it compared to that of other comparable mutual funds;

  o each Fund's expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

  o the profitability of SIMC and the Sub-Advisers and their affiliates with respect to each Fund, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

  o the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

FUND PERFORMANCE. The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered each Fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and share-holder risk expectations for a given Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

FUND EXPENSES. With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and each Fund's net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund's respective peer group. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.




--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           215

Board of Trustees Considerations in Approving the
Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)
May 31, 2006


PROFITABILITY. With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. When considering the profitability of the Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC, and not by the Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

ECONOMIES OF SCALE. The Trustees considered the existence of any economies of scale and whether those were passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.










--------------------------------------------------------------------------------
216           SEI Institutional Investments Trust / Annual Report / May 31, 2006

Notice to Shareholders (Unaudited)




For shareholders who do not have a May 31, 2006, taxable year end, this notice is for informational purposes only. For shareholders with a May 31, 2006, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended May 31, 2006, the Funds of the SEI Institutional Investments Trust are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

                                      (A)              (B)
                                   LONG TERM        ORDINARY
                                 CAPITAL GAINS       INCOME           TOTAL
                                 DISTRIBUTIONS    DISTRIBUTIONS    DISTRIBUTIONS
                                  (TAX BASIS)      (TAX BASIS)      (TAX BASIS)
--------------------------------------------------------------------------------
Large Cap Fund                         0%             100%             100%
Large Cap Disciplined Equity Fund     39%              61%             100%
Large Cap Diversified Alpha Fund       0%             100%             100%
Large Cap Index Fund                  34%              66%             100%
Small Cap Fund                        67%              33%             100%
Small/Mid Cap Equity Fund             36%              64%             100%
Core Fixed Income Fund                 1%              99%             100%
Long Duration Fund                     1%              99%             100%
Extended Duration Fund                 1%              99%             100%
High Yield Bond Fund                   0%             100%             100%
International Equity Fund (3)         21%              79%             100%
World Equity Ex-US Fund (4)            0%             100%             100%
Emerging Markets Debt Fund             0%             100%             100%

                                      (C)
                                   DIVIDENDS          (D)
                                   QUALIFYING      QUALIFYING                                QUALIFIED
                                  FOR CORPORATE  DIVIDEND INCOME       (E)        QUALIFIED  SHORT-TERM
                                  DIVIDENDS REC.  (15% TAX RATE   U.S. GOVERNMENT  INTEREST    CAPITAL
                                   DEDUCTION (1)   FOR QDI)(2)       INTEREST       INCOME      GAIN
-----------------------------------------------------------------------------------------------------------
Large Cap Fund                        100%            100%               1%            4%         0%
Large Cap Disciplined Equity Fund      40%             39%               2%           45%        52%
Large Cap Diversified Alpha Fund       40%             39%               1%          100%         0%
Large Cap Index Fund                   85%             85%               1%            4%         0%
Small Cap Fund                         23%             23%               1%           22%        59%
Small/Mid Cap Equity Fund              16%             14%               1%           24%        33%
Core Fixed Income Fund                  0%              0%              23%           91%         0%
Long Duration Fund                      0%              0%               2%           94%        25%
Extended Duration Fund                  0%              0%               2%           77%        13%
High Yield Bond Fund                    0%              0%               1%          100%         0%
International Equity Fund (3)           0%             37%               0%            5%         0%
World Equity Ex-US Fund (4)             0%             12%               1%           37%       100%
Emerging Markets Debt Fund (5)          0%              0%               0%            0%         0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of OQualifying Dividend IncomeO as created by the
    Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of OOrdinary
    Income Distributions.O It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law.

    The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

(3) The fund  intends to pass through a foreign tax credit to  shareholders.  For fiscal year ended 2006, the total amount of foreign source income is $41,530,549. The total amount of foreign tax to be paid is $3,574,161. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(4) The fund  intends to pass through a foreign tax credit to  shareholders.  For fiscal year ended 2006, the total amount of foreign source income is $14,537,907. The total amount of foreign tax to be paid is $1,235,005. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(5) The fund  intends to pass through a foreign tax credit to  shareholders.  For fiscal year ended 2006, the total amount of foreign source income is $9,842,256. The total amount of foreign tax to be paid is
    $127,294. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

Items (A) and (B) are based on the percentage of each fund's total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each fund.

Item (E) is based on the percentage of gross income of each fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

--------------------------------------------------------------------------------
SEI Institutional Investments Trust / Annual Report / May 31, 2006           217

Notes

Notes

Notes

SEI INSTITUTIONAL INVESTMENTS TRUST ANNUAL REPORT MAY 31, 2006






Robert A. Nesher, CHAIRMAN

TRUSTEES
William M. Doran
F. Wendell Gooch
James M. Storey
George J. Sullivan, Jr.
Rosemarie B. Greco
Nina Lesavoy
James M. Williams

OFFICERS
Robert A. Nesher
PRESIDENT AND CHIEF EXECUTIVE OFFICER

Stephen F. Panner
CONTROLLER AND CHIEF FINANCIAL OFFICER

Russell Emery
CHIEF COMPLIANCE OFFICER

Timothy D. Barto
VICE PRESIDENT, SECRETARY

Sofia A. Rosala
VICE PRESIDENT, ASSISTANT SECRETARY

Philip T. Masterson
VICE PRESIDENT, ASSISTANT SECRETARY

James Ndiaye
VICE PRESIDENT, ASSISTANT SECRETARY

Michael T. Pang
VICE PRESIDENT, ASSISTANT SECRETARY

John J. McCue
VICE PRESIDENT

Nicole Welch
ANTI-MONEY LAUNDERING COMPLIANCE OFFICER



INVESTMENT ADVISER
SEI Investments Management Corporation

ADMINISTRATOR
SEI Investments Global Funds Services

DISTRIBUTOR
SEI Investments Distribution Co.

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP



This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

FOR MORE INFORMATION CALL
1 800 DIAL SEI
(1 800 342 5734)

SEI  New ways.
     New answers.(R)
SEI Investments Distribution Co.
Oaks, PA 19456   1.800.DIAL.SEI (1.800.342.5734)




SEI-F-140 (5/06)

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George J. Sullivan, Jr. Mr. Sullivan is an independent trustee as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP (KPMG) AND PricewaterhouseCoopers LLP (PwC) Related to the Trust

KPMG and PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

------------------ ----------------------------------------------------- -----------------------------------------------------
                                          2006 +                                                2005 ++
------------------ ----------------------------------------------------- -----------------------------------------------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Trust that were   service           service           Trust that were   service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit         $ 230,100            N/A               N/A            $ 184,890            N/A               N/A
        Fees (1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-           $ 0               $ 0               N/A               $ 0          $ 173,085 (2)          N/A
        Related
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees         N/A               N/A               N/A               N/A               N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              $ 0               N/A            $ 231,000            N/A               N/A               N/A
        Other
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


 Notes:

      +    KPMG
      ++   PWC
      (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
      (2) Includes fees for examination of the design of SEI'S Anti Money Laundering Program framework, 404 Readiness Assistance for SEI and agreed upon procedures related to the requirement to perform an independent audit pursuant to Section 352 of the USA PATRIOT Act for SEI Funds I.

(e)(1) All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer ("CFO") of the Funds and must include a detailed description of the services proposed to be rendered. The Fund's CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the Audit Committee or (3) have been previously pre-approved in connection with the independent auditor's annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Funds, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, and discussing with the independent auditor its methods and procedures for ensuring independence.



(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                  2006 +           2005 ++
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%               0%

                ---------------------------- ----------------- ----------------
                Tax Fees                            0%               0%

                ---------------------------- ----------------- ----------------
                All Other Fees                      0%               0%

                ---------------------------- ----------------- ----------------

                +  KPMG
                ++ PwC

(f)        Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal year 2006 were $231,000. Non-audit fees consist of SAS No. 70 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations and tax consulting services for various service affiliates of the registrant.


(g)(2) The aggregate non-audit fees and services billed by PwC for the 2005 fiscal year was $0.

(h) During the past fiscal year, Registrant's principal accountant provided certain non-audit services to Registrant's investment adviser or to entities controlling, controlled by, or under common control with Registrant's investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The audit committee of Registrant's Board of Trustees reviewed and considered these non-audit services provided by Registrant's principal accountant to Registrant's affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.


ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.    SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has a standing Nominating Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Trust's Board of Trustees (the "Board"). Pursuant to the Committee's Charter, adopted on June 18th 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. Based on their evaluation, certifying officers have concluded that the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) SEI Institutional Investments Trust



By (Signature and Title)*                    /s/ Robert A. Nesher
                                             --------------------
                                             Robert A. Nesher
                                             President & CEO


Date: August 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Robert A. Nesher
                                             --------------------
                                             Robert A. Nesher
                                             President & CEO


Date: August 8, 2006


By (Signature and Title)*                    /s/ Stephen F. Panner
                                             ---------------------
                                             Stephen F. Panner
                                             Controller & CFO


Date: August 8, 2006


* Print the name and title of each signing officer under his or her signature.